                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-10383
                                   ------------


             RIVERSOURCE VARIABLE PORTFOLIO - MANAGERS SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 Ameriprise Financial Center, Minneapolis, Minnesota            55474
--------------------------------------------------------------------------------
          (Address of principal executive offices)                    (Zip code)


  Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 671-1947
                                                    -----------------

Date of fiscal year end:     12/31
                         --------------
Date of reporting period:    12/31
                         --------------

Annual Report

                                                        RIVERSOURCE [LOGO](R)
                                                               INVESTMENTS

RIVERSOURCE(SM)
VARIABLE PORTFOLIO FUNDS

ANNUAL REPORT ENCLOSED
FOR THE PERIOD ENDED DEC. 31, 2006

References to "Fund" throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:

RiverSource(SM) Variable Portfolio - Balanced Fund

RiverSource(SM) Variable Portfolio - Cash Management Fund

RiverSource(SM) Variable Portfolio - Core Bond Fund

RiverSource(SM) Variable Portfolio - Diversified Bond Fund

RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund

RiverSource(SM) Variable Portfolio - Emerging Markets Fund

RiverSource(SM) Variable Portfolio - Fundamental Value Fund

RiverSource(SM) Variable Portfolio - Global Bond Fund

RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities
Fund

RiverSource(SM) Variable Portfolio - Growth Fund

RiverSource(SM) Variable Portfolio - High Yield Bond Fund

RiverSource(SM) Variable Portfolio - Income Opportunities Fund

RiverSource(SM) Variable Portfolio - International Opportunity Fund

RiverSource(SM) Variable Portfolio - Large Cap Equity Fund

RiverSource(SM) Variable Portfolio - Large Cap Value Fund

RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund

RiverSource(SM) Variable Portfolio - Mid Cap Value Fund

RiverSource(SM) Variable Portfolio - S&P 500 Index Fund

RiverSource(SM) Variable Portfolio - Select Value Fund

RiverSource(SM) Variable Portfolio - Short Duration U.S. Government Fund

RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund

RiverSource(SM) Variable Portfolio - Small Cap Value Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

This annual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

The RiverSource(SM) Variable Portfolio Funds provide several alternatives to consider for investment through your variable annuity contract or life insurance policy.

TABLE OF CONTENTS

2006 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

RIVERSOURCE VP - BALANCED FUND
Portfolio Management Q&A ...............................................     2
The Ten Largest Holdings ...............................................     4
The Fund's Long-term Performance .......................................     5
RIVERSOURCE VP - CASH MANAGEMENT FUND
Portfolio Management Q&A ...............................................     6
RIVERSOURCE VP - CORE BOND FUND
Portfolio Management Q&A ...............................................     8
The Ten Largest Corporate Bond Holdings ................................     9
The Fund's Long-term Performance .......................................    10
RIVERSOURCE VP - DIVERSIFIED BOND FUND
Portfolio Management Q&A ...............................................    11
The Ten Largest Corporate Bond Holdings ................................    12
The Fund's Long-term Performance .......................................    13
RIVERSOURCE VP - DIVERSIFIED EQUITY INCOME FUND
Portfolio Management Q&A ...............................................    14
The Ten Largest Holdings ...............................................    15
The Fund's Long-term Performance .......................................    16
RIVERSOURCE VP - EMERGING MARKETS FUND
Portfolio Management Q&A ...............................................    17
The Ten Largest Holdings ...............................................    18
The Fund's Long-term Performance .......................................    20
RIVERSOURCE VP - FUNDAMENTAL VALUE FUND
Portfolio Management Q&A ...............................................    21
The Ten Largest Holdings ...............................................    22
The Fund's Long-term Performance .......................................    23
RIVERSOURCE VP - GLOBAL BOND FUND
Portfolio Management Q&A ...............................................    24
The Ten Largest Holdings ...............................................    25
The Fund's Long-term Performance .......................................    26
RIVERSOURCE VP - GLOBAL INFLATION PROTECTED SECURITIES FUND
Portfolio Management Q&A ...............................................    27
The Fund's Long-term Performance .......................................    29
RIVERSOURCE VP - GROWTH FUND
Portfolio Management Q&A ...............................................    30
The Ten Largest Holdings ...............................................    31
The Fund's Long-term Performance .......................................    32
RIVERSOURCE VP - HIGH YIELD BOND FUND
Portfolio Management Q&A ...............................................    33
The Ten Largest Corporate Bond Holdings ................................    34
The Fund's Long-term Performance .......................................    35
RIVERSOURCE VP - INCOME OPPORTUNITIES FUND
Portfolio Management Q&A ...............................................    36
The Ten Largest Corporate Bond Holdings ................................    37
The Fund's Long-term Performance .......................................    38
RIVERSOURCE VP - INTERNATIONAL OPPORTUNITY FUND
Portfolio Management Q&A ...............................................    39
The Ten Largest Holdings ...............................................    40
The Fund's Long-term Performance .......................................    41
RIVERSOURCE VP - LARGE CAP EQUITY FUND
Portfolio Management Q&A ...............................................    42
The Ten Largest Holdings ...............................................    43
The Fund's Long-term Performance .......................................    44
RIVERSOURCE VP - LARGE CAP VALUE FUND
Portfolio Management Q&A ...............................................    45
The Ten Largest Holdings ...............................................    46
The Fund's Long-term Performance .......................................    47
RIVERSOURCE VP - MID CAP GROWTH FUND
Portfolio Management Q&A ...............................................    48
The Ten Largest Holdings ...............................................    50
The Fund's Long-term Performance .......................................    51
RIVERSOURCE VP - MID CAP VALUE FUND
Portfolio Management Q&A ...............................................    52
The Ten Largest Holdings ...............................................    53
The Fund's Long-term Performance .......................................    54
RIVERSOURCE VP - S&P 500 INDEX FUND
Portfolio Management Q&A ...............................................    55
The Ten Largest Holdings ...............................................    56
The Fund's Long-term Performance .......................................    57
RIVERSOURCE VP - SELECT VALUE FUND
Portfolio Management Q&A ...............................................    58
The Ten Largest Holdings ...............................................    60
The Fund's Long-term Performance .......................................    61
RIVERSOURCE VP - SHORT DURATION U.S. GOVERNMENT FUND
Portfolio Management Q&A ...............................................    62
The Fund's Long-term Performance .......................................    64
RIVERSOURCE VP - SMALL CAP ADVANTAGE FUND
Portfolio Management Q&A ...............................................    65
The Ten Largest Holdings ...............................................    66
The Fund's Long-term Performance .......................................    67
RIVERSOURCE VP - SMALL CAP VALUE FUND
Portfolio Management Q&A ...............................................    68
The Ten Largest Holdings ...............................................    71
The Fund's Long-term Performance .......................................    72
FUND EXPENSES EXAMPLES .................................................    73
BOARD MEMBERS AND OFFICERS .............................................    78
PROXY VOTING ...........................................................    79
APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AND SUBADVISORY AGREEMENTS .............................................    80
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ................    81
FINANCIAL STATEMENTS ...................................................    82
NOTES TO FINANCIAL STATEMENTS ..........................................   112
INVESTMENTS IN SECURITIES ..............................................   148


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RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 1

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser(s) to the Fund or any other person in the RiverSource or subadviser organization(s). Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

PORTFOLIO MANAGEMENT Q&A

RiverSource Variable Portfolio (VP) - Balanced Fund

In 2006, the fiscal year-end for RiverSource Variable Portfolio Funds changed from Aug. 31 to Dec. 31. This annual report reflects this change.

Below, the portfolio management team for RiverSource VP - Balanced Fund discusses the Fund's results and positioning for the 12-month period ended Dec. 31, 2006.

Q:    How did RiverSource VP - Balanced Fund perform for the annual period?

A: RiverSource VP - Balanced Fund, which invests in a mix of stocks and bonds, advanced 14.38% for the year ended Dec. 31, 2006. The Russell 1000(R) Value Index (Russell Index) returned 22.25%, while the Lehman Brothers Aggregate Bond Index (Lehman Index) gained 4.33% over the same period. The Fund outperformed its peer group, represented by the Lipper Balanced Funds Index, which returned 11.60%. The Blended Index (made up of 60% Russell Index and 40% Lehman Index) returned 14.71% for the annual period. The Fund's portfolio was approximately two-thirds equities and one-third fixed income securities, an allocation that was relatively unchanged during the period.

      RiverSource VP - Balanced Fund rose 7.73% for the four-month period Sept. 1 - Dec. 31, 2006. The Russell Index returned 10.15%, while the Lehman Index returned 2.13%. The Lipper Balanced Funds Index returned 6.59%. The Blended Index returned 6.80% for the four-month period.

Q:    What factors had a significant effect on equity performance?

A: Amid an environment of continued global economic growth and stabilizing short-term interest rates, large-cap value stocks delivered strong gains in 2006, significantly outpacing growth stocks. The Fund benefited from this favorable environment, but the equity portion did not keep pace with the sharp advance of the Russell Index.

      Comparing the equity portion's performance to the Russell Index, sector allocations added to relative return, while stock selection detracted. Positioning in the industrials, materials and consumer staples sectors had a negative impact on relative results, while positioning in information technology, health care and utilities was beneficial.

      Within the industrials sector, we focused on specific aerospace and defense stocks that demonstrated very strong fundamentals, relative stability and attractive valuations. Conversely, we de-emphasized the cyclical trucking and railroad segments where prices appeared unattractive and leading indicators suggested fundamentals were deteriorating. However, trucking and railroad stocks outperformed. Results were also unfavorable among materials stocks where the Fund's equity position had less exposure to the more economically sensitive companies within the sector.

                            PERFORMANCE COMPARISON
                       For the year ended Dec. 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]



RiverSource VP - Balanced Fund                       +14.38%
Russell 1000(R) Value Index (unmanaged)              +22.25%
Lehman Brothers Aggregate Bond Index (unmanaged)     +4.33%
Blended Index (unmanaged)                            +14.71%
Lipper Balanced Funds Index                          +11.60%

(See "The Fund's Long-term Performance" for Index descriptions)

There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

2 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Balanced Fund

      The Fund's allocation to consumer staples stocks was larger than that of the Russell Index, an advantage for the fiscal period. Stock selection, however, detracted from relative performance mainly due to Spectrum Brands. The consumer products company appeared poised to benefit from a recent acquisition, but rising raw material costs overwhelmed the potential earnings gains and prevented synergies from being realized. By fiscal year-end, we had significantly reduced the holdings of Spectrum Brands.

      The Fund's technology positioning benefited from a focus on large-cap companies that were attractively priced, with good growth characteristics and more stable earnings. A number of the Fund's technology themes showed favorable results as hardware stocks Hewlett-Packard and Intl Business Machines, software companies Microsoft and Oracle and computer networking company Cisco Systems performed well. In addition, exposure to semiconductor stocks was advantageous. The Fund held selected semiconductor stocks as firms within the group generated free cash flow, a rarity for cyclical companies.

      In the health care sector, the Fund had a slightly larger position than the Russell Index, which added to relative return. Stock selection was an even more significant contributor, driven by the timely purchase of health insurers and HMOs. These stocks experienced a severe sell-off during the year, giving us an opportunity to buy companies that had good earnings growth potential at what we considered to be attractive prices. Contributors included CIGNA and Aetna.

      Stock selection in the utilities sector also added to relative performance. The Fund had smaller positions in many of the more cyclically exposed utility companies that underperformed the rest of the sector as the economy showed preliminary signs of slowing.

Q: What factors significantly affected the fixed income segment of the Fund?

A: The U.S. bond market posted moderate gains for 2006 as interest rates rose and bond prices fell modestly in response to a strong economy, elevated inflation and the Federal Reserve's tighter monetary policy. Bonds other than U.S. Treasuries performed well and in most cases, riskier bonds performed best. High yield, emerging market and lower-quality investment grade securities outperformed the broader bond market.

      The fixed income portfolio had a shorter duration than the Lehman Index for most of the year, meaning it was positioned to be less sensitive to changes in interest rates. This was beneficial as interest rates rose. A modest allocation to high yield bonds along with an emphasis on mortgage-backed and collateralized mortgage-backed securities proved advantageous as each of these segments performed well. Also adding to relative performance was security selection among corporate bonds and collateralized mortgage-backed securities. In the first half of the year, the portfolio had a position in bonds denominated in foreign currencies, which also contributed to relative return as the U.S. dollar weakened.

      Allocations to investment grade corporate bonds and agency securities were smaller than those of the Lehman Index, positioning that was a modest negative. In addition, the Fund's position in Treasury Inflation Protected Securities (TIPS) hurt performance as inflation fears receded. Security selection among mortgage-backed securities was detrimental as the areas we emphasized --higher coupon mortgages, adjustable rate mortgages and collateralized mortgages obligations -- underperformed the rest of the mortgage sector.

Q:    What changes did you make to the equity segment during the period?

A: We added to select stocks in the financials and consumer discretionary sectors, focusing on companies that are very attractively valued, while still offering strong earnings growth potential. We also fine tuned the positioning in the telecommunications sector, shifting assets to companies we believe are able to capitalize on the strong secular trends that are supporting earnings growth in the sector.

Q:    What changes did you make to the fixed income segment during the period?

A: We adjusted the portfolio's duration over the course of the year, moving from a duration that was shorter than the Lehman Index to a neutral duration and then back to a shorter duration as we responded to changing expectations for inflation and economic growth. At times, we also shifted exposure to mortgage-backed securities in order to take advantage of their value relative to other bond sectors. We trimmed the portfolio's holdings of investment grade corporate bonds and used the proceeds to increase holdings of mortgage-backed and collateralized mortgage-backed securities. We modestly increased the high yield bond position.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 3

RiverSource VP - Balanced Fund

Q:    How do you plan to manage the Fund in the coming months?

A: In the current environment, we see corporate profit margins at record levels, signs of slower global economic growth and a weaker U.S. housing market that could lead consumers to reduce their spending. All of these suggest that corporate profit growth is likely to decelerate. Within the equity segment, we prefer to own high quality companies that are attractively valued. The difference between the valuations of traditional growth stocks and traditional value stocks has become quite small, which allows us to add attractive growth opportunities to the portfolio while remaining firmly committed to our value strategy. In doing so, we have de-emphasized companies whose growth is more dependent on economic activity and focused on companies whose growth tends to be stable regardless of how the overall economy is performing. As a result, the Fund's equity positions in media, health care and technology were larger than their respective weightings within the Russell Index.

      The fixed income segment is positioned with a duration shorter than the Lehman Index, reflecting our expectations for reduced inflation pressure in 2007 and a "soft landing" in which the U.S. economy moves into a period of slower -- but not stagnant -- growth. The fixed income segment has sizable positions in collateralized mortgage-backed and mortgage-backed securities. We consider mortgages to be an attractive sector because we don't believe interest rates will shift dramatically higher or lower. The corporate bond weighting is smaller than the Lehman Index because we believe a peak in corporate earnings and the feverish pace of merger activity will ultimately have a negative effect on performance in the sector. We maintained a modest position in high yield corporate bonds. The Fund's weighting in agency securities is smaller than in the Lehman Index. In the current economic and interest rate environment, a key objective for the fixed income segment is to achieve an attractive yield profile while maintaining a relatively defensive positioning.

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2006

1 year                             +14.38%
3 years                             +9.22%
5 years                             +6.41%
10 years                            +6.59%
Since inception (4/30/86)           +9.21%

ASSET ALLOCATION & SECTOR BREAKDOWN*

Percentage of portfolio assets at Dec. 31, 2006

Stocks(1)                            60.9%
Bonds(2)                             33.4%           [PIE CHART]
Senior Loans(4)                       0.3%
Cash & Cash Equivalents(5)            5.4%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Financials 18.8%, Energy 7.1%, Consumer Discretionary 6.8%,
      Industrials 5.6%, Information Technology 5.4%, Telecommunication
      Services 4.5%, Health Care 4.4%, Consumer Staples 3.9%, Utilities 2.5% and Materials 1.9%.

(2)   Includes Mortgage-Backed 15.7%, U.S. Government Obligations & Agencies
      7.2%, Corporate Bonds(3) 4.9%, Commercial Mortgage-Backed 4.5%,
      Asset-Backed 1.0% and Foreign Government 0.1%.

(3)   Includes Telecommunication 1.5%, Utilities 1.2%, Financials 0.8%,
      Consumer Discretionary 0.5%, Energy 0.3%, Consumer Staples 0.2%, Health
      Care 0.2% and Materials 0.2%.

(4)   Includes Health Care 0.1%, Materials 0.1% and Telecommunication 0.1%.

(5) Of the 5.4%, 2.1% is due to security lending activity and 3.3% is the Fund's cash equivalent position.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

THE TEN LARGEST HOLDINGS

                                          PERCENT                  VALUE
                                   (OF PORTFOLIO ASSETS)    (AT DEC. 31, 2006)
Exxon Mobil                                2.8%                $ 61,232,350
Bank of America                            2.4                   50,943,136
Citigroup                                  2.3                   50,028,793
American Intl Group                        1.7                   35,953,328
ConocoPhillips                             1.3                   28,394,635
Chevron                                    1.3                   28,294,638
Verizon Communications                     1.2                   26,375,900
Pfizer                                     1.2                   26,246,463
General Electric                           1.2                   25,992,115
Altria Group                               1.2                   25,769,257

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]      The 10 holdings listed here make up 16.6% of portfolio assets


------------------------------------------------------------------------------

4 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Balanced Fund

THE FUND'S LONG-TERM PERFORMANCE

 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP - BALANCED FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

          RiverSource VP - Balanced   Russell 1000(R) Value   Lehman Brothers Aggregate                   Lipper Balanced Funds
                    Fund                      Index                   Bond Index          Blended Index           Index
1/1/97            $ 10,000                  $ 10,000                   $ 10,000              $ 10,000           $ 10,000
1/31/97           $ 11,950                  $ 13,518                   $ 10,965              $ 12,455           $ 12,030
1/31/98           $ 13,838                  $ 15,631                   $ 11,918              $ 14,135           $ 13,845
1/31/99           $ 15,892                  $ 16,780                   $ 11,820              $ 14,729           $ 15,089
1/31/00           $ 15,525                  $ 17,956                   $ 13,195              $ 16,088           $ 15,449
1/31/01           $ 13,881                  $ 16,952                   $ 14,308              $ 16,101           $ 14,949
1/31/02           $ 12,087                  $ 14,321                   $ 15,775              $ 15,232           $ 13,351
1/31/03           $ 14,536                  $ 18,622                   $ 16,422              $ 18,167           $ 16,013
1/31/04           $ 15,930                  $ 21,693                   $ 17,135              $ 20,265           $ 17,452
1/31/05           $ 16,554                  $ 23,222                   $ 17,551              $ 21,331           $ 18,360
1/31/06           $ 18,935                  $ 28,389                   $ 18,311              $ 24,469           $ 20,490

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Balanced Fund (from 1/1/97 to 12/31/06) as compared to the performance of three widely cited performance indices, the Russell 1000(R) Value Index, the Lehman Brothers Aggregate Bond Index, the Lipper Balanced Funds Index and a Blended Index consisting of a blend of the Russell 1000(R) Value Index and the Lehman Brothers Aggregate Bond Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Blended Index consists of 60% Russell 1000(R) Value Index and 40% Lehman Brothers Aggregate Bond Index.

The Lipper Balanced Funds Index includes the 30 largest balanced funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 5

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Cash Management Fund

In 2006, the fiscal year-end for RiverSource Variable Portfolio Funds changed from Aug. 31 to Dec. 31. This annual report reflects this change.

Below is the discussion of RiverSource VP - Cash Management Fund's results and strategy for the 12 months ended Dec. 31, 2006.

Q: How did RiverSource VP - Cash Management Fund perform for the 12 months ended Dec. 31, 2006?

A: RiverSource VP - Cash Management Fund's Class A shares returned 4.49% for the annual period. The Fund's annualized simple yield was 4.52% and its annualized compound yield was 4.63% for the seven-day period ended Dec. 31, 2006.* The Fund serves as a conservative, shorter-term investment choice for individuals seeking current income.

      RiverSource VP - Cash Management Fund rose 1.54% for the four-month period Sept. 1 - Dec. 31, 2006.

* The 7-day yields shown reflect more closely the current earnings of the Fund than the total return. Short-term yields may be higher or lower than the figures shown.

Q:    What factors most significantly affected the Fund's performance?

A: The policies of the Federal Reserve Board (the Fed) and moderating economic growth had the greatest effect on the Fund's annual results. The Fed raised interest rates by 0.25% four more times during the 12 months, bringing the targeted federal funds rate, an interest rate that affects short-term rates, to 5.25% by the end of June. As the Fed raised rates, money market yields also moved higher. In early August, the Fed observed its first pause in its two-year tightening cycle causing yields to fall, as the market began to unwind the possibility of future Fed hikes. The Fed then kept the targeted federal funds rate steady through the remainder of the period. The Fed maintained that any additional firming of monetary policy will be dependent on incoming data for both inflation and economic growth. During the period, U.S. economic growth slowed, with gross domestic product moving from 5.6% in the first quarter of the calendar year to 2.6% in the second and 2.0% in the third. Consensus estimates for the fourth quarter are even lower.

      Given this backdrop, the money market yield curve flattened during the annual period, as short-term yields continued to move higher. In the last months of the period, as expectations of Fed eases were priced into the market, the money market yield curve actually inverted, meaning yields at the short-term end of the curve were higher than those at the longer-term end of the curve. As actual and anticipated Fed policy shifted over the period, we positioned the Fund accordingly.

Q:    What changes did you make to the Fund during the period?

A: Throughout the period, we were alert to changes in the details of economic releases that could provide opportunities to adjust the portfolio. For example, we were prudently positioned to take advantage of a rising rate environment during the first half of the year by focusing the Fund's holdings on floating rate issues. This strategy reflected our belief that floating rate issues, which are reset in line with changes in market interest rates, were attractively valued relative to fixed interest rate products in a rising interest rate scenario. Indeed, these floating assets enabled the Fund to capture higher rates through the frequent resets of the securities' yields.

                               FUND PERFORMANCE
                       For the year ended Dec. 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Cash Management Fund                                   +4.49%

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


------------------------------------------------------------------------------

6 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Cash Management Fund

      Then, by the middle of the year, because we anticipated the Fed ending its tightening cycle, we became less defensive and invested more in longer-dated fixed-rate securities. These longer-dated purchases enabled the Fund to lock in higher yields vs. floating rate issues. They also lengthened the Fund's average maturity to a range of 50 to 60 days. As of Dec. 31, 2006, the average weighted maturity of the Fund was 54 days, compared to a range of 35 to 40 days during the first half of the year.

      As always, we attempted to maximize the Fund's yield without taking unnecessary risks. We continued to invest in high quality securities.

Q:    What is the Fund's tactical view and strategy for the months ahead?

A: We believe there is a high probability of the Fed keeping the targeted federal funds rate at its current 5.25% for an extended period of time. Given this view, we intend to continue to opportunistically lengthen the Fund's weighted average maturity through fixed-rate securities as we seek to lock in higher yields.

      We will continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, striving to strategically adjust our portfolio positioning accordingly. We intend to continue to focus on high-quality investments with minimal credit risk while seeking competitive yields.

SECTOR BREAKDOWN

Percentage of portfolio assets at Dec. 31, 2006

Commercial Paper                           69.4%
Floating Rate Notes                        19.3%          [PIE CHART]
Certificates of Deposit                     8.3%
U.S. Government Obligations & Agencies      3.0%

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2006

1 year                                    +4.49%
3 years                                   +2.60%
5 years                                   +1.89%
10 years                                  +3.40%
Since inception (10/13/81)                +5.49%


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 7

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Core Bond Fund

In 2006, the fiscal year-end for RiverSource Variable Portfolio Funds changed from Aug. 31 to Dec. 31. This annual report reflects this change.

Below, the portfolio management team for RiverSource VP - Core Bond Fund discusses the Fund's results and positioning for the 12 months ended Dec. 31, 2006.

Q:    How did RiverSource VP - Core Bond Fund perform for the annual period?

A: RiverSource VP - Core Bond Fund returned 3.82% for the 12 months ended Dec. 31, 2006. The Fund underperformed its benchmark, the unmanaged Lehman Brothers Aggregate Bond Index (Lehman Index), which gained 4.33%. The Fund's peer group, as represented by the Lipper Intermediate Investment Grade Index, returned 4.47% during the same period.

      RiverSource VP - Core Bond Fund rose 1.85% for the four-month period Sept. 1 - Dec. 31, 2006. The Lehman Index returned 2.13%, while the Lipper Intermediate Investment Grade Index returned 2.21% for the four-month period.

Q:    What factors most significantly affected the Fund's performance?

A: Increases in interest rates had the greatest impact on the Fund. Rising interest rates reduced bond prices modestly and detracted from the Lehman Index's coupon return.

      Rates rose in response to a strong economy, elevated inflation levels and continued tightening of monetary policy by the Federal Reserve Board (the Fed), at least through August, when the Fed observed its first pause in two years.

      Given the rising interest rate environment for the majority of the annual period, we maintained a defensive posture on duration, which helped mitigate the Fund's interest rate risk on a relative basis. Duration is a measure of the Fund's sensitivity to interest rate changes. Also helping the Fund's results was effective sector positioning overall, particularly significant allocations to mortgage-backed securities and commercial mortgage-backed securities
      (CMBS), as these sectors outperformed equivalent-duration Treasuries and the Lehman Index during the period. Strong issue selection within both CMBS and the investment grade corporate bond sector further helped the Fund's performance.

      Conversely, the Fund's modest exposure to investment grade corporate bonds and agency securities detracted a bit, as these non-Treasury sectors also outperformed both equivalent-duration U.S. Treasuries and the Lehman Index for the annual period. Also, a position in Treasury Inflation Protected Securities (TIPS) hurt the Fund's relative performance in these months, as short-term inflation expectations fell. Another factor detracting from the Fund's results during the period was its issue selection within the mortgage sector. The premium coupon securities, adjustable-rate mortgages and collateralized mortgage obligations we favored underperformed the rest of the mortgage-backed securities sector as rates rose during the 12 months.

Q:    What changes did you make to the Fund's portfolio during the period?

A: We tactically managed the Fund's duration positioning during the year. For example, we maintained a shorter duration position than the Lehman Index for the first months of the period. Then, by May, once 10-year Treasury yields breached the 5% level and we began to anticipate the Fed nearing an end to its tightening cycle, we moved toward a neutral duration position relative to the Lehman Index. We then shortened the Fund's duration again relative to the Lehman Index beginning in August, as interest rates adjusted to market expectations regarding the pace of economic growth and changes in anticipated inflation data.

      During the course of the year, we also tactically shifted the Fund's allocation to mortgage-backed securities. We also trimmed the Fund's exposure to investment grade corporate bonds, using proceeds to add to the Fund's positions in CMBS and mortgage-backed securities, where we found better value.

                             PERFORMANCE COMPARISON

                        For the year ended Dec. 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Core Bond Fund                                         +3.82%
Lehman Brothers Aggregate Bond Index (unmanaged)                        +4.33%
Lipper Intermediate Investment Grade Index                              +4.47%

(See "The Fund's Long-term Performance" for Index descriptions)

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

8 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Core Bond Fund

Q:    What is the Fund's tactical view and strategy for the months ahead?

A: With inflation still a factor, the Fed chose to leave the targeted federal funds rate unchanged at 5.25% through the end of 2006. In its December statement, the Fed indicated that inflation remains a concern, but also noted that it was beginning to see the effects of the slowing housing market work its way into the broader economy. Keeping that in mind, upcoming data on both inflation and economic growth will no doubt play an important role in the Fed's decisions during 2007. Based on the current inverted shape of the fixed income yield curve, meaning that long-term rates are lower than short-term rates, it appears that the fixed income market expects the Fed's next move to be a decrease in the federal funds rate. In our view, the level of core inflation remains too high for the Fed to begin cutting rates in the near term. We believe current Fed policy will remain in place at least until the second half of 2007 and that long-term interest rates should continue to drift higher.

      Given this view, we intend to maintain the Fund's duration, or interest rate risk, shorter than the Lehman Index for the near term. We continue to favor shorter maturity notes over longer maturity bonds during the coming months, as we expect the yield curve to re-steepen in response to what we believe will be a successful "soft landing" for the economy and a lengthy pause by the Fed. From a sector perspective, we intend to maintain the Fund's modest exposure to agencies and to investment grade corporate bonds. We intend to maintain the Fund's sizable positions in CMBS and mortgage-backed securities. The mortgage sector remains attractive given our expectation that interest rates will not move sharply in either direction, but will gravitate higher. As always, we will maintain a disciplined focus on individual security selection.

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2006

1 year                                    +3.82%
Since inception (2/4/04)                  +2.94%

SECTOR BREAKDOWN

Percentage of portfolio assets at Dec. 31, 2006

Mortgage-Backed                            42.9%
U.S. Government Obligations & Agencies     27.5%
Commercial Mortgage-Backed                 11.4%
Corporate Bonds(1)                         10.3%          [PIE CHART]
Cash & Cash Equivalents                     5.5%
Asset-Backed                                2.3%
Foreign Government                          0.1%

(1)   Includes Telecommunication 3.6%, Utilities 2.2%, Financials 1.8%,
      Consumer Discretionary 0.9%, Energy 0.7%, Consumer Staples 0.4%, Health
      Care 0.4% and Materials 0.3%.

THE TEN LARGEST CORPORATE BOND HOLDINGS

                                           PERCENT                 VALUE
                                    (OF PORTFOLIO ASSETS)    (AT DEC. 31, 2006)
Nextel Communications
5.95% 2014                                   1.1%                 $ 822,875
TELUS
8.00% 2011                                   0.7                    508,495
Popular North America
3.88% 2008                                   0.7                    487,067
Verizon New York
6.88% 2012                                   0.6                    440,605
Telecom Italia Capital
5.25% 2015                                   0.5                    406,337
Verizon Pennsylvania
5.65% 2011                                   0.5                    401,800
Bank of America
6.00% 2036                                   0.5                    346,233
Cadbury Schweppes US Finance LLC
3.88% 2008                                   0.4                    297,033
Consumers Energy
4.80% 2009                                   0.4                    286,199
Home Depot
5.88% 2036                                   0.4                    274,771

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]       The 10 holdings listed here make up 5.8% of portfolio assets


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 9

RiverSource VP - Core Bond Fund

THE FUND'S LONG-TERM PERFORMANCE

 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP - CORE BOND FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

          RiverSource VP - Core Bond   Lehman Brothers Aggregate   Lipper Intermediate Investment
                     Fund                      Bond Index                    Grade Index
2/1/04             $ 10,000                     $ 10,000                      $ 10,000
12/31/04           $ 10,296                     $ 10,351                      $ 10,346
12/31/05           $ 10,479                     $ 10,603                      $ 10,582
12/31/06           $ 10,880                     $ 11,062                      $ 11,055

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Core Bond Fund (from 2/1/04 to 12/31/06) as compared to the performance of two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


------------------------------------------------------------------------------

10 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Diversified Bond Fund

In 2006, the fiscal year-end for RiverSource Variable Portfolio Funds changed from Aug. 31 to Dec. 31. This annual report reflects this change.

Below, the portfolio management team for RiverSource VP - Diversified Bond Fund discusses the Fund's results and positioning for the 12 months ended Dec. 31, 2006.

Q: How did RiverSource VP - Diversified Bond Fund perform for the annual period?

A: RiverSource VP - Diversified Bond Fund returned 4.41% for the 12 months ended Dec. 31, 2006. The Fund outperformed its benchmark, the unmanaged Lehman Brothers Aggregate Bond Index (Lehman Index), which gained 4.33%. The Fund's peer group, as represented by the Lipper Intermediate Investment Grade Index, returned 4.47% during the same period.

      RiverSource VP - Diversified Bond Fund rose 2.32% for the four-month period Sept. 1 - Dec. 31, 2006. The Lehman Index returned 2.13%, while the Lipper Intermediate Investment Grade Index returned 2.21% for the four-month period.

Q:    What factors most significantly affected the Fund's performance?

A: Increases in interest rates had the greatest impact on the Fund. Rising interest rates reduced bond prices modestly and detracted from the Lehman Index's coupon return. Rates rose in response to a strong economy, elevated inflation levels and continued tightening of monetary policy by the Federal Reserve Board (the Fed), at least through August, when the Fed observed its first pause in two years.

      Given the rising interest rate environment for the majority of the annual period, we maintained a defensive posture on duration, which helped mitigate the Fund's interest rate risk on a relative basis. Duration is a measure of the Fund's sensitivity to interest rate changes. Also helping the Fund's results was effective sector positioning overall, particularly significant allocations to mortgage-backed securities and commercial mortgage-backed securities
      (CMBS), as these sectors outperformed equivalent-duration Treasuries and the Lehman Index during the period. Strong issue selection within both CMBS and the investment grade corporate bond sector also helped the Fund's performance. The Fund's exposure to high yield corporate bonds supported the Fund's results as well, as this sector notably outpaced the Lehman Index during the year. Finally, the Fund's positioning in non-U.S. dollar bonds, or bonds denominated in foreign currencies, further helped the Fund's performance given the U.S. dollar's weakening vs. most other major currencies during the annual period. Remember, a weakening dollar typically increases the value of the Fund's foreign currency denominated securities when expressed in U.S. dollar terms and vice versa.

      Conversely, the Fund's modest exposure to investment grade corporate bonds and agency securities detracted a bit, as these non-Treasury sectors also outperformed both equivalent-duration U.S. Treasuries and the Lehman Index for the annual period. Also, a position in Treasury Inflation Protected Securities (TIPS) hurt the Fund's performance in these months, as short-term inflation expectations fell. Another factor detracting from the Fund's results during the period was its issue selection within the mortgage sector. The premium coupon securities, adjustable-rate mortgages and collateralized mortgage obligations we favored underperformed the rest of the mortgage-backed securities sector as rates rose during the 12 months.

Q:    What changes did you make to the Fund's portfolio during the period?

A: We tactically managed the Fund's duration positioning during the year. For example, we maintained a shorter duration position than the Lehman Index for the first months of the period. Then, by May, once 10-year Treasury yields breached the 5% level and we began to anticipate the Fed nearing an end to its tightening cycle, we moved toward a neutral duration position relative to the Lehman Index. We then shortened the Fund's duration again relative to the Lehman Index beginning in August, as interest rates adjusted to market expectations regarding the pace of economic growth and changes in anticipated inflation data.

      During the course of the year, we also tactically shifted the Fund's allocation to mortgage-backed securities. We also

                            PERFORMANCE COMPARISON
                       For the year ended Dec. 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Diversified Bond Fund                                  +4.41%
Lehman Brothers Aggregate Bond Index (unmanaged)                        +4.33%
Lipper Intermediate Investment Grade Index                              +4.47%

(See "The Fund's Long-term Performance" for Index descriptions)

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 11

RiverSource VP - Diversified Bond Fund

      trimmed the Fund's exposure to investment grade corporate bonds, using proceeds to add to the Fund's positions in CMBS and mortgage-backed securities, where we found better value. We modestly increased the Fund's positioning in high yield bonds as well, adding several attractive high yield bank loan positions.

Q:    What is the Fund's tactical view and strategy for the months ahead?

A: With inflation still a factor, the Fed chose to leave the targeted federal funds rate unchanged at 5.25% through the end of 2006. In its December statement, the Fed indicated that inflation remains a concern, but also noted that it was beginning to see the effects of the slowing housing market work its way into the broader economy. Keeping that in mind, upcoming data on both inflation and economic growth will no doubt play an important role in the Fed's decisions during 2007. Based on the current inverted shape of the fixed income yield curve, meaning that long-term rates are lower than short-term rates, it appears that the fixed income market expects the Fed's next move to be a decrease in the federal funds rate. In our view, the level of core inflation remains too high for the Fed to begin cutting rates in the near term. We believe current Fed policy will remain in place at least until the second half of 2007 and that long-term interest rates should continue to drift higher.

      Given this view, we intend to maintain the Fund's duration, or interest rate risk, shorter than the Lehman Index for the near term. We continue to favor shorter maturity notes over longer maturity bonds during the coming months, as we expect the yield curve to re-steepen in response to what we believe will be a successful "soft landing" for the economy and a lengthy pause by the Fed. From a sector perspective, we intend to maintain the Fund's modest exposure to agencies and to investment grade corporate bonds. We intend to maintain the Fund's sizable positions in CMBS and mortgage-backed securities. The mortgage sector remains attractive given our expectation that interest rates will not move sharply in either direction, but will gravitate higher. We expect to maintain the Fund's moderate allocation to high yield corporate bonds and bank loans. We expect the high yield corporate bond sector to perform well again in the coming year, as default rates should remain low and the demand for yield rather high. As always, we will maintain a disciplined focus on individual security selection.

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2006

1 year                                          +4.41%
3 years                                         +3.67%
5 years                                         +4.20%
10 years                                        +4.59%
Since inception (10/13/81)                      +8.99%

SECTOR BREAKDOWN

Percentage of portfolio assets at Dec. 31, 2006



Mortgage-Backed                                  43.9%
U.S. Government Obligations & Agencies           19.1%
Corporate Bonds(1)                               12.4%
Cash & Cash Equivalents(2)                       11.7%     [PIE CHART]
Commercial Mortgage-Backed                       10.7%
Asset-Backed                                      2.1%
Foreign Government                                0.1%

(1)   Includes Telecommunication 4.0%, Utilities 2.5%, Financials 2.0%,
      Consumer Discretionary 1.2%, Energy 0.9%, Health Care 0.8%, Materials
      0.5%, Consumer Staples 0.4% and Industrials 0.1%.

(2) Of the 11.7%, 3.3% is due to security lending activity and 8.4% is the Fund's cash equivalent position.

THE TEN LARGEST CORPORATE BOND HOLDINGS

                                                 PERCENT                VALUE
                                          (OF PORTFOLIO ASSETS)  (AT DEC. 31, 2006)
Nextel Communications
5.95% 2014                                         1.1%             $ 33,752,463
Bank of America Alternative Loan Trust
6.00% 2037                                         1.0                29,966,602
TELUS
8.00% 2011                                         0.7                20,853,750
Popular North America
3.88% 2008                                         0.6                19,258,629
Countrywide Alternative Loan Trust
6.00% 2037                                         0.6                18,955,295
Verizon New York
6.88% 2012                                         0.6                18,728,292
Nomura Asset Securities
6.99% 2030                                         0.6                18,699,239
Harborview Mtge Loan Trust
5.44% 2036                                         0.6                17,943,317
Harborview Mtge Loan Trust
5.60% 2036                                         0.6                17,866,305
CDC Commercial Mtge Trust
5.68% 2030                                         0.6                17,710,267

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]       The 10 holdings listed here make up 7.0% of portfolio assets


------------------------------------------------------------------------------

12 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

THE FUND'S LONG-TERM PERFORMANCE

  VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP - DIVERSIFIED
                                  BOND FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                RiverSource VP - Diversified   Lehman Brothers Aggregate   Lipper Intermediate Investment
                          Bond Fund                    Bond Index                    Grade Index
1/01/97                    $10,000                      $10,000                        $10,000
1/31/97                    $10,883                      $10,965                        $10,878
1/31/98                    $11,047                      $11,918                        $11,734
1/31/99                    $11,235                      $11,820                        $11,619
1/31/00                    $11,843                      $13,195                        $12,848
1/31/01                    $12,751                      $14,308                        $13,905
1/31/02                    $13,456                      $15,775                        $15,057
1/31/03                    $14,059                      $16,422                        $15,872
1/31/04                    $14,689                      $17,135                        $16,551
1/31/05                    $15,001                      $17,551                        $16,929
1/31/06                    $15,662                      $18,311                        $17,685

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Diversified Bond Fund (from 1/1/97 to 12/31/06) as compared to the performance of two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 13

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Diversified Equity Income Fund

In 2006, the fiscal year-end for RiverSource Variable Portfolio Funds changed from Aug. 31 to Dec. 31. This annual report reflects this change.

Below, portfolio managers Warren Spitz, Steve Schroll, Laton Spahr and Paul Stocking discuss RiverSource VP - Diversified Equity Income Fund's results and positioning for the annual period ended Dec. 31, 2006.

Q: How did RiverSource VP - Diversified Equity Income Fund perform for the annual period?

A: RiverSource VP - Diversified Equity Income Fund returned 19.75% for the 12 months ended Dec. 31, 2006. The Fund underperformed its benchmark, the Russell 1000(R) Value Index (Russell Index), which advanced 22.25% for the period. The Fund outperformed the Lipper Equity Income Funds Index, representing its peer group, which rose 18.40% over the same time frame.

      RiverSource VP - Diversified Equity Income Fund rose 9.37% for the four-month period Sept. 1 - Dec. 31, 2006. The Russell Index returned 10.15%, while the Lipper Equity Income Funds Index returned 9.41% for the four-month period.

Q:    What factors most significantly affected the Fund's performance?

A: The Fund posted impressive gains during the period. Stock selection in utilities, the second best performing sector in the Russell Index for the annual period, helped the Fund's results most. Among the Fund's standout individual performers in the utilities sector were AT&T, FPL Group and BT Group.

      Results from most other sectors were mixed during the annual period. For example, the Fund's modest position in financials helped its performance, but this positive contribution was more than offset by poor stock selection within the sector. Having significant holdings in XL Capital and Marsh & McLennan Companies particularly hurt. Conversely, the Fund's sizable exposure to the energy sector detracted from the Fund's annual returns, as this sector was one of the worst performers in the Russell Index for the annual period. However, our stock selection in the energy sector was effective, with oil services firms McDermott Intl and Schlumberger, standout performers for the Fund. Stock selection in integrated oils disappointed overall, as the positive contributions made by Fund holdings Petrobras and Marathon Oil were more than offset by the negative effect of having only a modest position in the strongly performing energy giant Exxon Mobil. The Fund's allocation to consumer discretionary had a rather neutral impact, but stock selection in this sector detracted.

Q:    What changes did you make to the Fund's portfolio during the period?

A: We maintained the Fund's overall bias toward cyclical stocks, but we somewhat reduced the Fund's exposure to these industries during the period in favor of the more defensive segments of the equity market given a moderation in economic growth expectations. Specifically, during the annual period, we reduced the Fund's positions in materials, energy and producer durables. We increased the Fund's allocations to utilities, financials and health care.

      INVESTMENT TERM

      CYCLICAL STOCK: A stock that rises quickly when economic growth is strong and falls rapidly when growth is slowing down. An example of a cyclical industry is the automobile market: as economic growth slows, consumers have less money to spend on new cars. Non-cyclical stocks are found in industries such as health care, where the demand for goods and services is constant.

                            PERFORMANCE COMPARISON
                       For the year ended Dec. 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Diversified Equity Income Fund                        +19.75%
Russell 1000(R) Value Index (unmanaged)                                +22.25%
Lipper Equity Income Funds Index                                       +18.40%

(See "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

14 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Diversified Equity Income Fund

Q:    What is the Fund's tactical view and strategy for the months ahead?

A: We take larger positions in sectors, industries or individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher. Generally we view the market as not providing wide differentiation among valuations currently and in the near term. Overall, risk premiums are low across asset classes, providing relatively little opportunity to expand active risk taking.

      We expect that the themes of energy infrastructure investment, industrial growth and globalization are themes to lead the market over the longer term. However, with our dynamic view of risk management, we expect to moderate the risk profile within the Fund's portfolio by reducing its emphasis on these themes in favor of several new stock-specific opportunities. As always, we will continue to emphasize stocks with attractive valuations and will invest in equities across the market capitalizations sectors with an emphasis on large-cap stocks.

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2006

1 year                                         +19.75%
3 years                                        +17.12%
5 years                                        +12.92%
Since inception (9/15/99)                       +9.58%

SECTOR BREAKDOWN*

Percentage of portfolio assets at Dec. 31, 2006

Financials                                       28.8%
Industrials                                      16.2%
Energy                                           14.0%
Telecommunication Services                        8.4%     [PIE CHART]
Health Care                                       8.0%
Consumer Discretionary                            5.2%
Other(1)                                         19.4%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Materials 4.7%, Consumer Staples 4.6%, Utilities 4.2%,
      Information Technology 3.4%, Telecommunication 0.5% and Cash & Cash
      Equivalents(2) 2.0%.

(2) Of the 2.0%, 0.6% is due to security lending activity and 1.4% is the Fund's cash equivalent position.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

THE TEN LARGEST HOLDINGS

                                                 PERCENT                VALUE
                                          (OF PORTFOLIO ASSETS)  (AT DEC. 31, 2006)
Bank of America                                    3.2%             $ 110,286,175
Citigroup                                          3.1                106,586,350
Pfizer                                             2.7                 93,871,986
AT&T                                               2.6                 91,136,922
St. Paul Travelers Companies                       2.4                 83,486,018
McDermott Intl                                     2.3                 81,802,308
Altria Group                                       2.1                 73,613,479
ACE                                                2.1                 72,214,583
Exxon Mobil                                        2.0                 70,916,084
XL Capital Cl A                                    2.0                 70,015,251

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]      The 10 holdings listed here make up 24.5% of portfolio assets


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 15

RiverSource VP - Diversified Equity Income Fund

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
               RIVERSOURCE VP - DIVERSIFIED EQUITY INCOME FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                  RiverSource VP - Diversified   Russell 1000(R) Value   Lipper Equity Income
                       Equity Income Fund                Index                Funds Index
10/01/99                     $10,000                    $10,000                 $10,000
12/31/99                     $10,476                    $10,544                 $10,406
12/31/00                     $10,394                    $11,283                 $11,182
12/31/01                     $10,617                    $10,652                 $10,601
12/31/02                     $ 8,596                    $ 8,999                 $ 8,859
12/31/03                     $12,135                    $11,702                 $11,147
12/31/04                     $14,343                    $13,631                 $12,599
12/31/05                     $16,279                    $14,592                 $13,330
12/31/06                     $19,495                    $17,839                 $15,782

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Diversified Equity Income Fund (from 10/1/99 to 12/31/06) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Equity Income Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

16 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Emerging Markets Fund

In 2006, the fiscal year-end for RiverSource Variable Portfolio Funds changed from Aug. 31 to Dec. 31. This annual report reflects this change.

Below, RiverSource VP - Emerging Markets Fund portfolio managers Julian Thompson and Jules Mort of Threadneedle International Limited (Threadneedle) discuss the Fund's results for the 12 months ended Dec. 31, 2006.
Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadviser to the Fund.

Q: How did RiverSource VP - Emerging Markets Fund perform for the fiscal year ended Dec. 31, 2006?

A: The Fund returned 33.90% for the 12-month period ended Dec. 31, 2006. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (MSCI Index), which returned 32.59%. The Fund also outperformed its peer group, the Lipper Emerging Markets Funds Index, which rose 32.07% for the 12-month time frame.

      RiverSource VP - Emerging Markets Fund rose 20.17% for the four-month period Sept. 1 - Dec. 31, 2006. The MSCI Index returned 18.62% while the Lipper Emerging Markets Funds Index returned 18.11% for the four-month period.

Q:    What factors had a significant impact on performance?

A: Asset allocation, sector selection and stock selection contributed to performance over the Fund's fiscal year. Throughout the year, asset allocation was the key driver of performance.

      Standout contributors included Brazil and Russia, the two largest allocations in the Fund. Brazil turned in very strong performance for the period up more than 45% and Russia was up nearly 56% over the period. The Fund's overweight position in both Brazil and Russia relative to the MSCI Index's weighting helped performance.

      Throughout the year, we have focused on some key investment themes that have benefited the Fund, namely commodities and domestic consumption (i.e., when consumers spend their income on goods and services produced or provided within their country). Both Brazil and Russia are commodity-producing economies and continued to benefit from very strong commodity prices and from what we believe is a long-term growth trend in China. The outlook for China's appetite for commodities, such as iron ore from Brazil and oil from Russia, remains strong in light of China's projected growth and perpetual building of infrastructure and other projects. Domestic consumption in countries such as China is growing and has benefited the Fund with some stand-out performers in the telecommunication and banking sectors.

      Profits from selling commodities and commodity-related products brought benefits to the economies of exporting countries, such as Brazil and Russia. Among the industries that have indirectly benefited are the banking sector, media and telecom in Russia; and airlines, retail and real estate in Brazil.

      Several countries detracted from performance. South Africa was one of the Fund's main detractors through much of the period, although South Africa's performance was up 20.5% at the end of the year. Over the year, the Fund has built a sizeable South African position, and midway through the period, it underperformed but rebounded by the end of the period. Another disappointment to the Fund was India. We have been underweight relative to the MSCI Index in India because we considered stocks in India to be expensive and also riskier compared to other places, such as Brazil. We felt that our money could work harder elsewhere, so we reduced the Fund's position in India. In doing so, we missed out on much of its market appreciation. Finally, the Fund had a sizable position in the banking sector in Turkey. The market there peaked in February 2006, and we retained the position. Shortly after, the market sold off on fears that U.S. interest rates would rise, and we sold out of the Fund's position.

                            PERFORMANCE COMPARISON
                       For the year ended Dec. 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Emerging Markets Fund                                 +33.90%
MSCI Emerging Markets Index (unmanaged)                                +32.59%
Lipper Emerging Markets Funds Index                                    +32.07%

(See "The Fund's Long-term Performance" for Index descriptions)

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets due to the dramatic pace of economic, social and political change.

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 17

RiverSource VP - Emerging Markets Fund

      Individual stocks in various sectors that contributed to performance over the period included mining company Companhia Vale do Rio Doce (Brazil), Samsung Electronics (South Korea), LUKOIL (Russia), America Movil (Mexico), Gazprom (Russia) and the Industrial & Commercial Bank of China (also known as ICBC). Some stocks that hindered performance included retailer Truworths Intl (South Africa), commercial bank Akbank (Turkey), technology company Lipman (Israel) and food retailer Pyaterochka (Russia).

Q:    What changes did you make to the Fund during the period?

A: We reduced the Fund's position in Asia, somewhat. However, Asia remains a significant focus for the Fund. We also reduced the Fund's exposure to India and Thailand. India's central bank struggles to rein in economic growth and the Indian market is volatile and, in our opinion, overpriced. In Thailand, we believed that the interest rate cycle was not favorable for investments and had concerns with Thailand's political environment. Also, we reduced the Fund's overall position in technology, which impacted the Fund's weighting in Asia. We decreased the Fund's exposure to Taiwan Semiconductors Manufacturing. We reduced the Fund's exposure to South Korea because growth there has slowed and the country's economy acted more like a developed market than an emerging one. Early in the period, we added South Korean company, Samsung Heavy Industries, specialized shipbuilders that enjoyed strong demand for their products. We later reduced the Fund's substantial holding in semiconductor manufacturer Samsung Electronics after its disappointing results from the first calendar quarter in 2006.

      Commodities and domestic consumption themes are evidenced in the high level of exports, growing trade surpluses and rise in consumer-facing industries in Brazil and Russia, the two largest country allocations in the Fund. In Brazil, mining company Companhia Vale do Rio Doce is among the Fund's largest holdings and continues to benefit through its global exports including iron ore sales to China. In the first half of the period, we bought paper and pulp producer Aracruz Celulose, which has extremely low production costs. We also added Cyrela Brazil Realty, a real estate developer and GOL Linhas Aereas Inteligentes, a low cost, regional airline that benefits from travel within Brazil and operates with little competition and contained costs.

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2006

1 year                                         +33.90%
3 years                                        +30.54%
5 years                                        +24.17%
Since inception (5/1/00)                       +12.07%

COUNTRY BREAKDOWN

Percentage of portfolio assets at Dec. 31, 2006

Brazil                                           15.6%
Russia                                           15.0%
South Korea                                      10.7%
Mexico                                            8.6%     [PIE CHART]
Taiwan                                            8.6%
China                                             4.0%
Other(1)                                         37.5%

(1)   Includes Hong Kong 6.3%, South Africa 5.7%, Chile 2.7%, Luxembourg 2.3%,
      India 2.1%, Indonesia 2.1%, Peru 1.3%, Singapore 1.3%, Bermuda 1.2%,
      Argentina 1.0%, Colombia 1.0%, Hungary 1.0%, Canada 0.8%, Malaysia 0.7%,
      Poland 0.7%, Turkey 0.7%, Philippine Islands 0.6%, Netherlands 0.5%,
      Thailand 0.5% and Cash & Cash Equivalents 5.0%.

THE TEN LARGEST HOLDINGS

                                                 PERCENT                VALUE
                                          (OF PORTFOLIO ASSETS)  (AT DEC. 31, 2006)
Gazprom ADR                                        5.0%             $ 27,074,541
Samsung Electronics                                3.8                20,582,183
Companhia Vale do Rio Doce ADR                     3.5                19,358,242
Petroleo Brasileiro ADR                            3.1                16,796,124
Taiwan Semiconductor Mfg                           3.0                16,452,365
China Mobile                                       2.9                15,953,715
Sberbank                                           2.5                13,541,250
Industrial & Commercial
Bank of China Series H                             2.4                13,034,113
America Movil ADR Series L                         2.3                12,672,453
Naspers Series N                                   2.1                11,693,150

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]      The 10 holdings listed here make up 30.6% of portfolio assets


------------------------------------------------------------------------------

18 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Emerging Markets Fund

      In Russia, the oil sector has contributed significantly to performance, and we see this continuing. Russian oil company Gazprom was added during the period and is among the Fund's largest holdings. With profits from some of our Chinese holdings sold late in the period, we added to the Fund's existing position in Sberbank, a Russian bank that has approximately 45% of the market share in Russia. Loans are a big part of its business and its growth prospects, particularly in the mortgage market, looked so promising to us that we consider Sberbank a core holding within the Fund's allocation to Russia, and it has been a strong performer over the period.

      Our asset allocation to China boosted performance over the period. Notable holdings include the ICBC and China Merchants Bank. Both of these Chinese banks doubled in value during the fourth calendar quarter of 2006 and were significant contributors to performance. Late in the period, we significantly reduced our stake in China Merchants Bank and some other Chinese holdings.

Q:    How do you intend to manage the Fund in the coming months?

A: For most of the period, we have maintained an overweight position in China, relative to the MSCI Index. We have since reduced the Fund's exposure to China, and now have a slight underweight relative to the Index. The strength of the Chinese market has made valuations much less attractive now, particularly in the banking sector. We sold some of the Chinese holdings and put the monies to work elsewhere. We like China's prospects and will continue to watch for companies that, in our view, are a good fit for the Fund and are also attractively valued.

      We believe that emerging markets will continue to perform well within periods of volatility, and with that in mind, we feel the Fund is suitably positioned. We believe the shape of the portfolio and the sector allocations that we have in place are unlikely to change much because we still favor commodity producers over commodity importers. We also intend to keep the Fund's strategy largely focused on domestic growth companies.

      We continue to see the best opportunities in Latin America and in Russia. We are considering the Fund's exposure in South Africa at this point, and we are very aware that the retail sector in South Africa is looking very cheap. However, the macroeconomic environment does not look favorable.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 19

RiverSource VP - Emerging Markets Fund

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                    RIVERSOURCE VP - EMERGING MARKETS FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

               RiverSource VP - Emerging   MSCI Emerging Markets   Lipper Emerging Markets
                      Markets Fund                 Index                 Funds Index
 5/01/00                $10,000                   $10,000                    $10,000
12/31/00                $ 7,345                   $ 7,484                    $ 7,596
12/31/01                $ 7,244                   $ 7,307                    $ 7,330
12/31/02                $ 6,850                   $ 6,868                    $ 6,991
12/31/03                $ 9,613                   $10,734                    $10,972
12/31/04                $11,934                   $13,519                    $13,791
12/31/05                $15,968                   $18,189                    $18,293
12/31/06                $21,381                   $24,116                    $24,160

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Emerging Markets Fund (from 5/1/00 to 12/31/06) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Lipper Emerging Markets Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

20 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Fundamental Value Fund

In 2006, the fiscal year-end for RiverSource Variable Portfolio Funds changed from Aug. 31 to Dec. 31. This annual report reflects this change.

RiverSource VP - Fundamental Value Fund rose 9.25% for the period since the Fund's inception on May 1, 2006 through Dec. 31, 2006. The Fund underperformed its benchmarks, the Russell 1000(R) Value Index (Russell Index), which rose 12.54%, while the S&P 500 Index returned 9.65% during the same period. The Fund also underperformed the Lipper Large Cap Value Funds Index, which increased 10.54%. Davis Selected Advisers, L.P. (Davis), an independent money management firm, manages the Fund's portfolio.

RiverSource VP - Fundamental Value Fund rose 9.30% for the four-month period Sept. 1 - Dec. 31, 2006. The Russell Index returned 10.15%, while the S&P 500 Index returned 9.45%. The Lipper Large Cap Value Funds Index returned 9.50% for the four-month period.

Q: What factors most significantly affected the Fund's performance for the period?

A: Consumer discretionary companies were the most important contributors to the Fund's performance during the period. Stock selection within the sector was positive with Comcast and Harley-Davidson among the top contributors to performance.

      The Fund's largest sector holdings were in the consumer staples and financials sectors, which contributed to the Fund's performance. Altria Group, a consumer staples holding, and financial companies Berkshire Hathaway, American Express and JP Morgan Chase & Co. were among the Fund's top contributors to performance.

      The Fund's holdings within the telecommunication services and energy sectors detracted from performance. Sprint Nextel detracted from performance during the period along with energy companies EOG Resources and Occidental Petroleum. In addition, two financial companies Progressive and Aon were among the top detractors from performance.

      Lastly, the Fund's international holdings contributed positively to performance during the period. The Fund ended the period with approximately 13% of assets invested in foreign companies.

Q:    What changes did you make to the Fund during the period?

A: Our long-term focus usually results in low portfolio turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. We focus deliberately on the future, considering each company's long-term business fundamentals.

Q:    How are you positioning the Fund going forward?

A: We have built a portfolio which is quite different in composition from the S&P 500 Index. The Fund's investment strategy is to buy companies with durable earnings at prices below our estimates of their intrinsic value and hold them for the long term. We perform extensive research on the companies that we buy. We are strong supporters of long-term, buy-and-hold investing.

                            PERFORMANCE COMPARISON
                      For the period ended Dec. 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Fundamental Value Fund                 +9.25%
S&P 500 Index (unmanaged)                               +9.65%
Russell 1000(R) Value Index (unmanaged)                +12.54%
Lipper Large Cap Value Funds Index                     +10.54%

(See "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 21

RiverSource VP - Fundamental Value Fund

TOTAL RETURN

at Dec. 31, 2006

Since inception (5/1/06)                        +9.25%

SECTOR BREAKDOWN*

Percentage of portfolio assets at Dec. 31, 2006

Financials                                       36.0%
Consumer Staples                                 13.8%
Consumer Discretionary                           13.3%
Energy                                           11.8%     [PIE CHART]
Industrials                                       5.9%
Cash & Cash Equivalents                           5.2%
Other(1)                                         14.0%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1) Includes Information Technology 4.9%, Materials 4.0%, Health Care 3.5% and Telecommunication Services 1.6%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

THE TEN LARGEST HOLDINGS

                                PERCENT                 VALUE
                          (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2006)
American Express                  4.6%                $18,600,815
ConocoPhillips                    4.5                  18,083,913
Altria Group                      4.4                  17,906,343
American Intl Group               4.4                  17,872,004
Tyco Intl                         4.2                  16,976,576
JPMorgan Chase & Co               4.1                  16,706,970
Costco Wholesale                  3.6                  14,692,573
Berkshire Hathaway Cl B           3.4                  13,802,490
Comcast Special Cl A              3.4                  13,569,035
HSBC Holdings ADR                 2.7                  10,939,251

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]      The 10 holdings listed here make up 39.3% of portfolio assets


------------------------------------------------------------------------------

22 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Fundamental Value Fund

THE FUND'S LONG-TERM PERFORMANCE

  VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP - FUNDAMENTAL
                                  VALUE FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

               RiverSource VP -                      Russell 1000(R)   Lipper Large-Cap
INDEX       Fundamental Value Fund   S&P 500 Index     Value Index     Value Funds Index
5/1/06            $ 10,000              $ 10,000         $ 10,000           $ 10,000
5/31/06           $  9,912              $  9,712         $  9,747           $  9,756
6/31/06           $  9,976              $  9,726         $  9,809           $  9,763
7/31/06           $  9,942              $  9,786         $ 10,048           $  9,912
8/31/06           $  9,995              $ 10,019         $ 10,216           $ 10,095
9/31/06           $ 10,170              $ 10,277         $ 10,419           $ 10,330
10/31/06          $ 10,493              $ 10,612         $ 10,760           $ 10,638
11/31/06          $ 10,704              $ 10,814         $ 11,005           $ 10,822
12/31/06          $ 10,925              $ 10,965         $ 11,251           $ 11,055

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Fundamental Value Fund (from 5/1/06 to 12/31/06) as compared to the performance of three widely cited performance indices, the S&P 500 Index, the Russell 1000(R) Value Index and the Lipper Large-Cap Value Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000(R) Index, with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 23

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Global Bond Fund

In 2006, the fiscal year-end for RiverSource Variable Portfolio Funds changed from Aug. 31 to Dec. 31. This annual report reflects this change.

Below, Nic Pifer, portfolio manager for RiverSource VP -Global Bond Fund discusses the Fund's results and positioning for the annual period ended Dec. 31, 2006.

Q:    How did RiverSource VP - Global Bond Fund perform for the annual period?

A: RiverSource VP - Global Bond Fund returned 6.73% for the 12 months ended Dec. 31, 2006. The Fund outperformed its benchmark, the Lehman Brothers Global Aggregate Index (Lehman Global Index), which gained 6.64%. The Fund's peer group, as represented by the Lipper Global Income Funds Index, returned 7.21% during the same period.

      RiverSource VP - Global Bond Fund rose 2.15% for the four-month period Sept. 1 - Dec. 31, 2006. The Lehman Global Index returned 2.05%, while the Lipper Global Income Funds Index returned 2.78% for the four-month period.

Q:    What factors most significantly affected the Fund's performance?

A: Currency markets had the most positive impact on the Fund's annual performance, as the U.S. dollar fell 4.8% on a trade-weighted basis for the 12 months ended Dec. 31, 2006. As the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases and vice versa. Global bonds produced only modestly positive returns for the year overall.

      Relative to the Lehman Global Index, the Fund benefited most from effective currency positioning. The Fund maintained its significant exposure to the euro and several other European currencies as well as to the "dollar bloc" currencies of Canada, Australia and New Zealand during the annual period. The Fund also maintained its modest exposure to the yen throughout the period. The Fund benefited from its weightings in the euro, other European currencies, "dollar bloc" currencies and yen, as the U.S. dollar weakened vs. the euro, the British pound, the Australian dollar and the New Zealand dollar and strengthened vs. the yen.

      The Fund's country allocation helped the Fund's results, too. The Fund's underweight in Japanese bonds, overweights in the "dollar bloc" government bond markets and the "peripheral" European markets of Poland, Norway and the Czech Republic, and underweighted-to-neutral position in U.S. bonds all contributed positively. The Fund's overweight in core European bonds detracted from results.

      On a sector basis, the Fund benefited from its exposure to high yield corporate bonds, as this was one of the best performing sectors of the fixed income market during the annual period. The Fund also benefited from its allocation to and issue selection within mortgage-backed securities and commercial mortgage-backed securities (CMBS). Of course, the majority of the Fund's holdings remained in the government bond sector.

      We maintained the Fund's duration, a principal measure of interest rate risk, shorter than that of the Lehman Global Index for much of the annual period. This stance was based on our view that the world's major central banks would raise interest rates given the pace of economic growth. The U.S. Federal Reserve Board (the Fed) did, in fact, raise the targeted federal funds rate by an additional 100 basis points (1.00%) during the period. The European Central Bank raised its interest rates five more times during the period, for an additional 125 basis points (1.25%). In the spring, the Bank of Japan took the first step to move away from its zero interest rate policy, raising its interest rates for the first time in five years by 25 basis points (0.25%). As global bond yields generally moved up over the annual period, the Fund's short duration positioning had a modestly positive effect on results.

      The Fund underperformed its Lipper peer group due primarily to the Fund's more conservative risk profile during the period. For example, the Fund had just a small exposure to emerging markets bonds, which performed quite well for the year.

Q:    What changes did you make to the Fund's portfolio during the period?

A: While still maintaining a significant exposure, we pared back the Fund's position in the euro and other European currencies following the U.S. dollar's significant decline in late April/early May. We then further reduced the Fund's exposure to the euro and other European currencies, bringing them to a neutral position relative to the Lehman Global

                            PERFORMANCE COMPARISON
                       For the year ended Dec. 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Global Bond Fund                                       +6.73%
Lehman Brothers Global Aggregate Index (unmanaged)                      +6.64%
Lipper Global Income Funds Index                                        +7.21%

(See "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

24 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Global Bond Fund

      Index in November and December when the U.S. dollar notably weakened again. Throughout, we redeployed most of these assets into the U.S. dollar, moving from an underweighted to an overweighted position. We added some exposure to the yen during the period, but maintained the Fund's underweighted allocation.

      Within sectors, we further reduced the Fund's already modest positions in U.S. and European investment grade corporate bonds, and we increased the Fund's already sizable positions in AAA-rated CMBS, pass-through mortgages and European covered bonds. We view CMBS as high quality substitutes for corporate bonds. Pass-through mortgage securities consist of a pool of residential mortgage loans, where homeowners' monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors. European covered bonds are debt instruments secured by a covered pool of mortgage loans (property as collateral) or public-sector debt to which investors have a preferential claim in the event of default. This added exposure to mortgages proved well-timed, having implemented the strategy just before a strong run in the sector.

      We scaled back the Fund's exposure to UK bonds, as the UK Central Bank raised its interest rates twice during the annual period for a total of 50 basis points (0.50%). We also made some allocation and duration adjustments in the Fund's U.S. and European bond markets positioning during the year based on valuation analysis. Overall, these adjustments served to shorten further the Fund's duration relative to the Lehman Global Index.

Q:    What is the Fund's tactical view and strategy for the months ahead?

A: While central banks' tightening policies dominated the global bond markets during the past few years, we believe we are now entering a period of neutral or static bank policy. Thus we expect little movement in bond yields, especially in the U.S. During the coming months, we may still see some upward movement of yields in the Japanese and European bond markets, given that the Bank of Japan has indicated a steady but notably slow path to higher interest rates and that the European Central Bank may hike

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2006

1 year                                         +6.73%
3 years                                        +3.72%
5 years                                        +7.71%
10 years                                       +4.99%
Since inception (5/1/96)                       +5.42%

COUNTRY BREAKDOWN

Percentage of portfolio assets at Dec. 31, 2006

United States                                   36.8%
Japan                                           10.0%
Germany                                          9.0%
France                                           6.2%         [PIE CHART]
Cash & Cash Equivalents                          5.1%
United Kingdom                                   4.4%
Other(1)                                        28.5%

(1)   Includes Italy 4.0%, Netherlands 3.1%, Spain 3.1%, Canada 2.7%, Ireland
      2.4%, Belguim 2.0%, Greece 1.6%, Australia 1.4%, Poland 1.4%, Norway
      1.2%, Austria 1.1%, New Zealand 0.9%, Supra-National 0.9%, Mexico 0.7%,
      Sweden 0.5%, Denmark 0.4%, Malaysia 0.3%, South Africa 0.3%, Brazil
      0.2%, Czechoslovakia Federated Republic 0.2% and South Korea 0.1%.

THE TEN LARGEST HOLDINGS

                                             PERCENT                 VALUE
                                       (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2006)
Govt of Japan
1.70% 2009                                     3.7%               $29,455,451
Bundesrepublik Deutschland (Germany)
3.75% 2013                                     2.7                 21,007,445
Govt of Spain
5.15% 2009                                     2.6                 20,424,017
Buoni Poliennali Del Tesoro (Italy)
6.00% 2007                                     2.5                 19,892,154
Irish Govt
4.25% 2007                                     2.4                 19,374,652
Bundesrepublik Deutschland (Germany)
6.50% 2027                                     2.3                 18,403,746
Govt of France
4.00% 2013                                     2.1                 16,706,658
United Kingdom Treasury
5.00% 2012                                     2.1                 16,261,262
Govt of France
5.00% 2012                                     2.0                 16,156,137
Kingdom of Belgium
3.00% 2010                                     2.0                 16,155,110

Note: Certain foreign investments risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]      The 10 holdings listed here make up 24.4% of portfolio assets


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 25

RiverSource VP - Global Bond Fund

      interest rates one more time before likely going on hold some time in 2007. In the U.S., we believe the Fed's pause in interest rate increases in early August was likely the start of an extended period with the targeted federal funds rate at 5.25%. Global economic growth appears to be slowing to near-trend levels, which should ultimately reduce inflation pressures.

      Given our benign view for the major central banks, we feel comfortable with the Fund's current positioning. We expect to maintain the Fund's generally conservative profile, a stance that particularly helped the Funds' performance during the volatile months of April and May and which we believe will benefit the Fund during the coming months as well. We also expect to maintain the Fund's comparatively short duration and its current position on the U.S. dollar.

      As always, we are monitoring the market for changing conditions and regularly re-evaluate the Fund's duration, sector, country, yield curve and currency positioning in an effort to seek an attractive trade-off between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

THE FUND'S LONG-TERM PERFORMANCE

        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP -
                               GLOBAL BOND FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Global     Lehman Brothers Global     Lipper Global Income
      Bond Fund                 Aggregate Index             Funds Index
        $10,000                     $10,000                   $10,000
        $10,383                     $10,378                   $10,362
        $11,219                     $11,801                   $11,018
        $10,725                     $11,191                   $10,716
        $11,073                     $11,545                   $11,163
        $11,221                     $11,727                   $11,442
        $12,902                     $13,664                   $12,778
        $14,581                     $15,373                   $14,466
        $16,043                     $16,798                   $15,697
        $15,242                     $16,044                   $15,398
        $16,268                     $17,110                   $16,508

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Global Bond Fund (from 1/1/97 to 12/31/06) as compared to the performance of two widely cited performance indices, the Lehman Brothers Global Aggregate Index and the Lipper Global Income Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects the reinvestment of all distributions and changes in market prices.

The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


------------------------------------------------------------------------------

26 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Global Inflation Protected Securities Fund

In 2006, the fiscal year-end for RiverSource Variable Portfolio Funds changed from Aug. 31 to Dec. 31. This annual report reflects this change.

Below, portfolio managers Jamie Jackson and Nic Pifer discuss RiverSource VP - Global Inflation Protected Securities Fund's results and positioning for the annual period ended Dec. 31, 2006.

Q: How did RiverSource VP - Global Inflation Protected Securities Fund perform for the annual period?

A: RiverSource VP - Global Inflation Protected Securities Fund gained 1.19% for the 12 months ended Dec. 31, 2006. The Fund underperformed its benchmark, the Lehman Brothers Global Inflation Linked Index, which gained 1.24%. The Blended Index (made up of 50% Lehman Brothers Global Inflation Linked Index (excluding U.S., fully hedged to the U.S. dollar) and 50% Lehman Brothers U.S. Treasury Inflation Protected Securities Index) returned 0.86%. The Lehman Brothers U.S. Treasury Inflation Protected Securities Index (Lehman Index) advanced 0.48% for the same time frame.

      RiverSource VP - Global Inflation Protected Securities Fund fell 0.49% for the four-month period Sept. 1 - Dec. 31, 2006. The Lehman Brothers Global Inflation Linked Index fell 0.30%, while the Blended Index fell 0.68%. The Lehman Index fell 1.06% for the four-month period

Q:    What factors most significantly affected the Fund's performance?

A: The Fund's significant exposure to Treasury Inflation Protected Securities (TIPS), whose interest payments are automatically adjusted to help offset inflation, challenged the Fund during this annual period. Yields of TIPS generally moved higher during the period given that inflation was below expectations. This muted Fund returns, as bond yields and prices typically move in opposite directions. The increase in overall U.S. inflation that accrued to the Fund during the annual period was just 1.31%. Also of particular note was the lack of any outsized monthly spikes registered by the inflation rate throughout the 12-month period. Rather, the complete lack of a hurricane season caught the market off guard and resulted in a dramatic fall in energy prices during the third quarter. For example, overall inflation remained within a 3.3% to 4.3% annualized range from January through August, before declining to a 1.3% to 2.1% annualized range from September through November. Inflation crept up again at the end of the year, as energy prices rose 4.6% in December.

      When reviewing the performance of TIPS, it is critical to distinguish between overall inflation and core inflation. Overall inflation takes into consideration food and energy as a component of the cost of living. It is the overall inflation rate to which the principal and interest on TIPS are tied. For the 12-month period ended Dec. 31, 2006, overall inflation rose 2.5%, according to the latest available government data, compared to 3.4% for 2005. In contrast, core inflation, a measure closely monitored by the Federal Reserve Board (the Fed), which excludes food and energy, often changes significantly on a monthly basis. Core inflation hovered close to 2% -- a rate considered neutral by the Fed -- for much of the first half of the year before moving outside the Fed's "comfort zone" during the second half of the year. For the 12-month period ended Dec. 31, 2006, core inflation rose 2.6%, compared to 2.2% in each of the preceding two years.

      The Fund was hurt by holding no nominal U.S. Treasuries during the period, as TIPS underperformed nominal Treasury securities, or non-inflation protected Treasury securities, for the 12 months. TIPS were hurt by a greater increase in yields compared to nominal Treasuries, from a longer duration than nominal Treasuries, and from declining inflation figures.

      On the positive side, the Fund benefited during the period from its defensive-to-neutral positioning in the form of a duration, a measure of the Fund's sensitivity to interest rates, that was shorter than the Lehman Index for most of the period. We had the Fund positioned for higher rates, and, as mentioned above, TIPS yields did indeed rise during the period.

                            PERFORMANCE COMPARISON
                       For the year ended Dec. 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Global Inflation Protected Securities Fund                     +1.19%
Lehman Brothers Global Inflation Linked Index (unmanaged)                       +1.24%
Lehman Brothers U.S. Treasury Inflation Protected Securities Index (unmanaged)  +0.48%
Blended Index (unmanaged)                                                       +0.86%

(See "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses.

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 27

RiverSource VP - Global Inflation Protected Securities Fund

      Further benefiting the Fund was its position in non-U.S. dollar bonds. Non-U.S. dollar bonds are bonds denominated in foreign currencies. Non-U.S. dollar bonds performed well based on comparatively smaller rate increases in other countries. Select and effective currency positioning further helped the Fund, as the U.S. dollar weakened during the year vs. the euro and the British pound, where the Fund held positions. Remember, as the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases and vice versa.

      The Fund's exposure to UK inflation-linked bonds also contributed to performance during the fiscal year, as these bonds performed well during the period. Also helping the Fund's performance was exposure to hedged Japanese government bonds, which posted positive returns. A modest Fund position in short-term maturity U.S. government agency inflation-linked bonds, established during this annual period, further benefited the Fund's results, as these securities offered attractive yields.

Q:    What changes did you make to the Fund's portfolio during the period?

A: As indicated, we established a modest fund position in short-term maturity U.S. government agency inflation-linked bonds during the period. We also adjusted the Fund's duration somewhat. We extended the Fund's duration toward a neutral position relative to the Lehman Index early in the second half of the fiscal year in anticipation of the Fed nearing an end to its latest tightening cycle, as we believed it would be appropriate to add some interest rate sensitivity to the Fund. We then became a bit more defensive again, shortening the Fund's duration by the end of the period, as we believe the Fed is likely to maintain its pause for an extended period of time.

      As the TIPS yield curve remained modestly inverted throughout most of the year, meaning yields at the short-term end of the curve were higher than those at the longer-term end of the curve, we maintained the Fund's barbell position throughout. In other words, we weighted the Fund to a mix of short-term and long-term bonds and had a more moderate exposure to intermediate-term securities. This strategy enabled the Fund to benefit from high short-term yields as well as from yields on long-term securities that were higher than those of intermediate-term securities.

Q:    What is the Fund's tactical view and strategy for the months ahead?

A: In our view, core inflation will probably stay north of 2%, owing to moderately higher inflation expectations. After all, the price of crude oil still is very high compared to its average during the period of disinflation from 1980 to 2003, the Fed seems comfortable with overall inflation at 2.5%, and the recent renewed weakness in the U.S. dollar does nothing to ease core inflation pressures. The bottom line, in our view, is that the economy may remain sluggish longer than many now expect, but it still will not be soft enough to remove all inflation concerns. Furthermore, these combined factors should keep the Fed on hold, with the federal funds rate at its current 5.25%, for longer than the market currently anticipates. As a result, we intend to maintain the Fund's current duration positioning, or interest rate risk, for the near term.

      We will, of course, continue to closely monitor inflation figures, real rates, security prices, economic data and Fed policy shifts and adjust the portfolio's holdings and duration stance if necessary.

COUNTRY BREAKDOWN

Percentage of portfolio assets at Dec. 31, 2006

United States                                    50.8%
United Kingdom                                   16.7%
France                                            9.8%
Italy                                             6.9%     [PIE CHART]
Cash & Cash Equivalents                           6.2%
Japan                                             3.0%
Other(1)                                          6.6%

(1)   Includes Canada 2.8%, Germany 2.0% and Sweden 1.8%.

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2006

1 year                                          +1.19%
Since inception (9/13/04)                       +2.98%


------------------------------------------------------------------------------

28 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Global Inflation Protected Securities Fund

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
          RIVERSOURCE VP - GLOBAL INFLATION PROTECTED SECURITIES FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

  RiverSource VP -                        Lehman Brothers U.S.
  Global Inflation      Lehman Brothers    Treasury Inflation
Protected Securities   Global Inflation   Protected Securities
       Fund              Linked Index             Index          Blended Index
      $10,000               $10,000               $10,000            $10,000
      $10,284               $10,307               $10,252            $10,280
      $10,572               $10,908               $10,543            $10,725
      $10,698               $11,043               $10,594            $10,817

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Global Inflation Protected Securities Fund (from 10/1/04 to 12/31/06) as compared to the performance of two widely cited performance indices, the Lehman Brothers Global Inflation Linked Index, the Lehman Brothers U.S. Treasury Inflation Protected Securities Index and a Blended Index consisting of a blend of the aforementioned indexes.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Lehman Brothers Global Inflation Linked Index is an unmanaged index that measures the performance of the inflation protected securities issued in countries around the world, including the United States, the United Kingdom, Canada, Sweden and France. The index reflects reinvestment of all distributions and changes in market prices.

The Lehman Brothers U.S. Treasury Inflation Protected Securities Index is an unmanaged index that measures the performance of the inflation protected obligations of U.S. Treasury. The index reflects reinvestment of all distributions and changes in market prices.

The Blended Index consists of 50% Lehman Brothers Global Inflation Linked Index (excluding U.S., fully hedged to the U.S. dollar) and 50% Lehman Brothers U.S. Treasury Inflation Protected Securities Index.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 29

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Growth Fund

In 2006, the fiscal year-end for RiverSource Variable Portfolio Funds changed from Aug. 31 to Dec. 31. This annual report reflects this change.

Below, Portfolio Manager Nick Thakore discusses RiverSource VP - Growth Fund's results and positioning for the 12-months ended Dec. 31, 2006.

Q:    How did RiverSource VP - Growth Fund perform for the fiscal year?

A: RiverSource VP - Growth Fund returned 11.08% for the fiscal year ended Dec. 31, 2006. The Fund outperformed its benchmark, the Russell 1000(R) Growth Index (Russell Index), which returned 9.07% for the period. The Fund also significantly outperformed its peer group, represented by the Lipper Large-Cap Growth Funds Index, which advanced 4.72% for the same period.

      RiverSource VP - Growth Fund rose 8.27% for the four-month period Sept. 1 - Dec. 31, 2006. The Russell Index returned 8.84%, while the Lipper Large-Cap Growth Funds Index returned 8.20% for the four-month period.

Q:    What factors influenced the Fund's performance during the period?

A: U.S. stock markets advanced sharply during the past 12 months as global growth continued and the Federal Reserve held short-term interest rates steady in the latter months of the year. While fighting a headwind created by the market's clear preference for value stocks, the Fund capitalized on opportunities in the large-cap growth universe, outperforming the Russell Index and its peers. Both sector allocations and stock selection contributed to the Fund's outperformance. Positioning in the information technology, energy and telecommunication services sectors had the largest favorable effect. Positioning in financials and health care detracted.

      Within information technology, stock selection was the most significant contributor. Also positive was the Fund's information technology weighting which was smaller than the Russell Index. The primary factor behind the information technology outperformance was a focus on large-cap technology companies with historically strong earnings growth and very attractive valuations. Examples include Cisco Systems, Microsoft and Nokia, which performed well in 2006. The Fund also had exposure to faster growing technology companies and benefited from holdings of internet and semiconductor stocks. Internet-related firms continued to be supported by a secular shift toward increased internet advertising, while semiconductor firms demonstrated an ability to generate free-cash flow which is rare for cyclical companies.

      The Fund's energy allocation was smaller than that of the Russell Index, which was advantageous. Energy stock selection was an even more significant contributor to performance. Within energy, we focused on large-cap integrated oil companies and de-emphasized service-oriented firms and exploration and production companies. This positioning was particularly effective in 2006.

      The Fund benefited from an emphasis on telecommunication stocks, mainly wireless services. We continued to see a promising combination of powerful secular trends, high free cash flow yields and high growth rates for telecommunication stocks. Stock selection within telecommunication was a slight negative, mainly due to holdings of Sprint Nextel, which struggled to execute its growth plans and experienced deteriorating fundamentals during the period.

      The portfolio had a smaller financials position than the Russell Index, primarily because we did not consider the sector's growth opportunities attractive relative to the high valuations on many financial stocks. However, the sector outperformed during the period. Stock selection within financials was hampered by the portfolio's underweight in brokerage firms, a group that was very strong this past year.

      The portfolio's health care allocation was larger than that of the Russell Index, positioning that had a neutral impact on relative performance. Rather, stock selection caused the sector's underperformance as medical device maker Boston Scientific was negatively affected by potential changes in government reimbursements for cardiac devices and by recalls for products acquired through its merger with Guidant.

                            PERFORMANCE COMPARISON
                       For the year ended Dec. 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Growth Fund                                           +11.08%
Russell 1000(R) Growth Index (unmanaged)                                +9.07%
Lipper Large-Cap Growth Funds Index                                     +4.72%

(See "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

30 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Growth Fund

Q:    What changes did you make to the Fund during the period?

A: We shifted the Fund's telecommunication positioning, reducing its Sprint Nextel holding in favor of attractively valued companies that we think are better positioned to capitalize on the secular growth trend. We also took profits in selected stocks that had appreciated beyond our target valuations.

      In health care, we added to specific positions where we gained more confidence in the stock's growth potential over the coming year. In technology and energy, we identified selected stocks that had previously underperformed and now exhibited favorable risk/reward potential.

Q:    How do you plan to manage the Fund in the coming months?

A: We think corporate earnings growth is likely to decelerate, given that profit margins are at record levels and leading indicators point to potential for margin erosion. In addition, consumer spending could decline as higher borrowing costs, high energy prices and a weaker housing market may affect consumer confidence.

      Given our current outlook, we have emphasized stable growth companies over cyclical growth companies, preferring to own strong growers less dependent on the economy. However, we are also monitoring opportunities among cyclical stocks. Specifically, we are looking for companies whose earnings growth is tied to the economy, but the stock's price has already been discounted to reflect the cyclical nature of its earnings.

      We continue to find opportunities among large-cap companies which still appear inexpensive relative to mid- and small-cap stocks based on the historical relationships between these groups. In general, we believe the Fund holds stocks that, as a group, are likely to grow earnings faster than the market and are at attractive valuation levels.

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2006

1 year                                         +11.08%
3 years                                         +9.37%
5 years                                         +3.26%
Since inception (9/15/99)                       -3.23%

SECTOR BREAKDOWN*

Percentage of portfolio assets at Dec. 31, 2006

Health Care                                      21.1%
Information Technology                           20.4%
Telecommunication Services                       16.1%
Consumer Discretionary                           14.2%     [PIE CHART]
Consumer Staples                                 11.0%
Financials                                        4.6%
Other(1)                                         12.6%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Industrials 4.3%, Energy 3.5%, Materials 1.0% and Cash & Cash
      Equivalents 3.8%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

THE TEN LARGEST HOLDINGS

                                  PERCENT                     VALUE
                            (OF PORTFOLIO ASSETS)      (AT DEC. 31, 2006)
NTL                                  8.0%                 $50,945,627
Cisco Systems                        4.3                   27,033,743
Google Cl A                          3.9                   24,492,471
Vodafone Group                       3.6                   22,798,534
ALLTEL                               3.4                   21,438,466
Exxon Mobil                          2.7                   17,077,763
Microsoft                            2.6                   16,573,166
Genentech                            2.6                   16,296,421
Altria Group                         2.2                   14,191,453
Procter & Gamble                     2.2                   13,794,721

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]      The 10 holdings listed here make up 35.5% of portfolio assets


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 31

RiverSource VP - Growth Fund

THE FUND'S LONG-TERM PERFORMANCE

  VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP - GROWTH FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Growth    Russell 1000(R)     Lipper Large-Cap
        Fund                Growth Index      Growth Funds Index
       $10,000                 $10,000              $10,000
       $12,028                 $12,514              $12,554
       $ 9,707                 $ 9,708              $10,083
       $ 6,702                 $ 7,726              $ 7,676
       $ 4,953                 $ 5,572              $ 5,519
       $ 6,015                 $ 7,230              $ 7,006
       $ 6,522                 $ 7,685              $ 7,528
       $ 7,083                 $ 8,089              $ 8,099
       $ 7,868                 $ 8,823              $ 8,481

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Growth Fund (from 10/1/99 to 12/31/06) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

32 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - High Yield Bond Fund

In 2006, the fiscal year-end for RiverSource Variable Portfolio Funds changed from Aug. 31 to Dec. 31. This annual report reflects this change.

Below, Scott Schroepfer, RiverSource VP - High Yield Bond Fund's portfolio manager, discusses the Fund's results and positioning for the annual period ended Dec. 31, 2006.

Q: How did RiverSource VP - High Yield Bond Fund perform for the annual period ended Dec. 31, 2006?

A: RiverSource VP - High Yield Bond Fund rose 10.81% for the 12-month period ended Dec. 31, 2006, underperforming its benchmark, the JP Morgan Global High Yield Index (JP Morgan Index), which advanced 11.45% during the period. The Fund outperformed its peer group, as represented by the Lipper High Current Yield Bond Funds Index, which returned 10.17% during the same time frame.

      RiverSource VP - High Yield Bond Fund rose 5.43% for the four-month period Sept. 1 - Dec. 31, 2006. The JP Morgan Index returned 5.61%, while the Lipper High Current Yield Bond Funds Index returned 5.39% for the four-month period.

Q: What factors most significantly affected the Fund's performance during the 12-month period?

A: Strong performers for the period included GMAC, Toys "R" Us, New Page and Nielsen. General Motors' financial services subsidiary GMAC performed very well during the period and contributed positively as the market continued to gain more confidence in the sale of the company, which was finalized at the end of November. Retailer Toys "R" Us was acquired through a leveraged buyout during the period and as it appeared that the new management could stabilize the business, the bonds performed well. During the period, adding to the Fund's positions in NewPage, a coated paper supplier, paid off as the security contributed positively to performance. Finally, the well-known media research and television audience ratings company Nielsen was the subject of a leveraged buyout during the period and has since generated profits as well as cost savings. The Nielson bonds as a result have performed well and became one of the Fund's top contributors for the period.

      Weaker performers for the Fund during the fiscal period included Georgia Gulf and Select Medical. Chemical company Georgia Gulf performed poorly based on the softness in the housing market. Select Medical, a specialty health care provider, suffered weak performance during the 12-month period over the uncertainty of government reimbursement for long-term acute care hospitals. We believe both positions are trading lower temporarily and we continue to hold the Fund's positions.

Q: What changes did you make to the Fund and how is it currently positioned?

A: During the period, we lowered the Fund's exposure to homebuilder and building materials securities as we saw the housing market soften. We sold positions early in the period, which benefited the portfolio as those industries underperformed the broader market. In addition, we sold some strong, yet historically volatile performers from the Fund's portfolio to lock in some profits, namely GNC, a health retailer.

      The difference in yields between higher quality and lower quality bonds narrowed during the period. The Fund's sizable allocation to B-rated bonds remains, as we believe there is still value in the category. The Fund's position in CCC-rated bonds is currently slightly less than the JP Morgan Index since, in our opinion, the difference between owning B-rated securities and CCC-rated was slight during the period and the Fund just wasn't being rewarded to own incrementally riskier positions.

      Currently the Fund has greater-than-JP Morgan Index weights in the energy, media and wireline telecommunication industries. The Fund also continues to be overweight in the health care sector relative to the JP Morgan Index, specifically, health care providers and hospitals. The Fund remains underweight in the information technology, manufacturing and industrials industries relative to the JP Morgan Index.

Q:    How do you intend to manage the Fund in the coming months?

A: Going forward, we continue to believe that the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when risks outweigh a bond's total return potential.

                            PERFORMANCE COMPARISON
                       For the year ended Dec. 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - High Yield Bond Fund                                  +10.81%
JP Morgan Global High Yield Index (unmanaged)                          +11.45%
Lipper High Current Yield Bond Funds Index                             +10.17%

(See "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 33

RiverSource VP - High Yield Bond Fund

      We have a bottom-up approach when selecting credits. One of our competitive advantages is that our team of nine analysts performs in-depth research to acquire deep knowledge and insight of the industries they cover. We believe that good security selection based on quality and in-depth security research will be key to performance in the near term.

      We believe that the U.S. may well be in the last stage of the current economic recovery and may be entering a period when economic growth is expected to slow in what we would characterize as a "soft landing." We further expect corporate earnings growth to slow, which along with slower productivity gains, rising energy and commodity costs and higher labor costs, will likely put pressure on profit growth.

      INVESTMENT TERM

      SOFT LANDING: A term used to describe a rate of economic growth high enough to avoid recession but slow enough to avoid high inflation.

      Finally, while company fundamentals generally remain solid, we anticipate that the default rate within the high yield bond market, while not spiking dramatically, may increase somewhat over the coming months. Given this view, taking incremental risk when valuations do not justify it does not seem prudent. Accordingly, we intend to continue upgrading credit quality in the Fund's portfolio. Further, we intend, of course, to continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2006

1 year                                         +10.81%
3 years                                         +8.69%
5 years                                         +8.54%
10 years                                        +5.11%
Since inception (5/1/96)                        +5.33%

SECTOR BREAKDOWN*

Percentage of portfolio assets at Dec. 31, 2006

Telecommunication                                23.3%
Consumer Discretionary                           21.1%
Materials                                        12.9%
Health Care                                       9.9%     [PIE CHART]
Utilities                                         7.5%
Industrials                                       7.4%
Other(1)                                         17.9%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Energy 6.8%, Consumer Staples 4.9%, Financials 2.7% and Cash &
      Cash Equivalents(2) 3.5%.

(2) Of the 3.5%, 0.1% is due to security lending activity and 3.4% is the Fund's cash equivalent.

THE TEN LARGEST CORPORATE BOND HOLDINGS

                                 PERCENT                 VALUE
                          (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2006)
Williams Companies
7.63% 2019                         1.5%              $ 18,002,750
Windstream
8.63% 2016                         1.4                  17,399,548
INVISTA
9.25% 2012                         1.2                  14,931,850
Insurance Auto Auctions
11.00% 2013                        1.0                  11,735,050
Qwest
7.63% 2015                         0.9                  11,481,099
NewPage
10.00% 2012                        0.9                  11,362,349
MGM MIRAGE
5.88% 2014                         0.9                  11,171,737
Cott Beverages USA
8.00% 2011                         0.9                  11,164,920
LaBranche & Co
11.00% 2012                        0.9                  10,904,300
Georgia-Pacific
7.13% 2017                         0.9                  10,877,738

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]      The 10 holdings listed here make up 10.5% of portfolio assets


------------------------------------------------------------------------------

34 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - High Yield Bond Fund

THE FUND'S LONG-TERM PERFORMANCE

   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP - HIGH YIELD
                                   BOND FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

               RiverSource VP - High Yield   JP Morgan Global   Lipper High Current Yield
Index                  Bond Fund             High Yield Index       Bond Funds Index
1/1/97                   $ 10,000                $ 10,000                $ 10,000
1/31/97                  $ 11,337                $ 11,239                $ 11,317
1/31/98                  $ 10,837                $ 11,348                $ 11,309
1/31/99                  $ 11,513                $ 11,732                $ 11,850
1/31/00                  $ 10,441                $ 11,049                $ 10,699
1/31/01                  $ 10,922                $ 11,654                $ 10,588
1/21/02                  $ 10,239                $ 11,904                $ 10,333
1/31/03                  $ 12,816                $ 15,178                $ 13,056
1/31/04                  $ 14,277                $ 16,931                $ 14,406
1/31/05                  $ 14,851                $ 17,451                $ 14,839
1/31/06                  $ 16,457                $ 19,449                $ 16,348

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - High Yield Bond Fund (from 1/1/97 to 12/31/06) as compared to the performance of two widely cited performance indices, the JP Morgan Global High Yield Index and the Lipper High Current Yield Bond Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 35

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Income Opportunities Fund

In 2006, the fiscal year-end for RiverSource Variable Portfolio Funds changed from Aug. 31 to Dec. 31. This annual report reflects this change.

Below, Brian Lavin, portfolio manager for RiverSource VP - Income
Opportunities Fund discusses the Fund's results and positioning for the annual period ended Dec. 31, 2006.

Q: How did RiverSource VP - Income Opportunities Fund perform for the annual period?

A: RiverSource VP - Income Opportunities Fund returned 7.98% for the 12 months ended Dec. 31, 2006. The Fund underperformed its benchmark, the unmanaged Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (Merrill Lynch Index), which gained 9.27%. The Fund's peer group, as represented by the Lipper High Current Yield Bond Funds Index, returned 10.17% during the same period.

      RiverSource VP - Income Opportunities Fund rose 4.66% for the four-month period Sept. 1 - Dec. 31, 2006. The Merrill Lynch Index returned 5.02%, while the Lipper High Current Yield Bond Funds Index returned 5.39% for the four-month period.

Q:    What factors most significantly affected the Fund's performance?

A: The Fund benefited most from its significant allocation to the paper and forest products industry, as the paper industry generally performed well in 2006. Security selection within the sector also helped the Fund's results, with NewPage, a coated white paper manufacturer, a particularly strong performer.

      Security selection within the health care industry also boosted the Fund's results relative to the Merrill Lynch Index. Tactical allocation to hospital owner HCA especially helped. The Fund prudently had only a modest position in HCA at the time of its July announcement regarding its agreement to a $33 billion buyout by a group including private equity firms in the largest leveraged buyout in history. The security's price subsequently fell, and we started buying more of HCA on weakness, as we continued to like its fundamentals. When the buyout deal was finalized, the Fund purchased the newly issued bonds as well. HCA-issued securities subsequently performed quite well. Having sizable positions in yellow pages publisher RH Donnelley and in automobile manufacturer General Motors also helped the Fund's results during the period.

      Conversely, detracting from the Fund's results were significant allocations to the energy, defense and health care industries, which lagged the Merrill Lynch Index. Modest positions in the autos and transportation, airlines and general manufacturing industries, also detracted from performance relative to the Merrill Lynch Index, as these areas outperformed the Merrill Lynch Index during the annual period.

      A position in health care's Select Medical also hurt the Fund's performance, as the security of this long-term acute care hospital company was pressured by changes in its reimbursement framework. We continued to hold the Fund's position in Select Medical. Another holding that detracted from the Fund's performance was Georgia Gulf within the chemicals industry. Georgia Gulf, a manufacturer of resins used in PVC pipe, vinyl siding and other products, acquired a window manufacturer mid year in a leveraged deal. Georgia Gulf bonds were almost immediately thereafter impacted by a slowdown in the housing market. We exited the Fund's position in Georgia Gulf by the end of the annual period. Having only a modest position in utilities company El Paso Natural Gas which performed well during the year, hurt the Fund's results as well relative to the Merrill Lynch Index.

      Finally, the riskiest areas of the high yield bond market significantly outperformed higher quality bonds during the annual period. Because the Fund maintained a more conservative and thereby less risky stance than the Merrill Lynch Index and maintained a greater emphasis on bonds rated BB than its Lipper peer group, the Fund's performance relative to each lagged.

Q:    What changes did you make to the Fund's portfolio during the period?

A: We built up the Fund's cash position in anticipation of an increase in new issue volume within the high yield bond market this past autumn. In October and November, we did take advantage of the new issue market, participating in issues across the risk spectrum, with the exception of bonds rated CCC. In so doing, we lowered the Fund's cash position. Through the implementation of this strategy, the Fund was producing a yield greater than the Merrill Lynch Index by the end of the year.

      Also, during much of the year, we had significant exposure to floating rate securities. This strategy reflected our belief

                            PERFORMANCE COMPARISON
                       For the year ended Dec. 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Income Opportunities Fund                              +7.98%
Merrill Lynch U.S. High Yield Cash Pay BB-B
Rated Constrained Index (unmanaged)                                     +9.27%
Lipper High Current Yield Bond Funds Index                             +10.17%

(See "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

36 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Income Opportunities Fund

      that floating rate issues, which are reset in line with changes in market rates, were attractively valued relative to fixed rate securities in a rising interest rate environment. Indeed, these floating securities enabled the Fund to capture higher rates throughout the frequent resets of these securities' yields over the first half of the year and again when rates moved higher during the last few months of the annual period.

      Finally, we increased the Fund's exposure to energy and health care and shifted within those industries from bonds rated BB to those rated B that had greater return potential. We reduced the Fund's position in integrated utilities.

      At the end of the annual period, the Fund had sizable allocations compared to the Merrill Lynch Index in health care, energy, paper and forest products, and aerospace defense. The Fund had more modest exposure than the Merrill Lynch Index to the technology, integrated utilities, homebuilders, and food and drug retail industries at the end of the period.

Q:    What is the Fund's tactical view and strategy for the months ahead?

A: Going forward, we continue to believe that the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when risks outweigh a bond's total return potential.

      We have a bottom-up approach when selecting credits. One of our competitive advantages is that our team of nine analysts performs in-depth research to acquire deep knowledge and insight of the industries they cover. We believe that good security selection based on quality and in-depth security research will be key to performance in the near term.

      On the macro front, we believe that the U.S. may well be entering a period when economic growth moderates in what we would characterize as a "soft landing." We further expect corporate earnings growth to slow and corporate profit margins to narrow over the next year. We also believe the Federal Reserve Board's pause in August was likely the start of a pause held for an extended period of time.

      INVESTMENT TERM

      SOFT LANDING: A term used to describe a rate of economic growth high enough to avoid recession but slow enough to avoid high inflation.

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2006

1 year                                          +7.98%
Since inception (6/1/04)                        +8.35%

SECTOR BREAKDOWN*

Percentage of portfolio assets at Dec. 31, 2006

Telecommunication                                20.2%
Consumer Discretionary                           17.0%
Materials                                        13.6%
Utilities                                         9.5%     [PIE CHART]
Energy                                            8.6%
Health Care                                       7.7%
Other(1)                                         23.4%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Industrials 6.6%, Financials 5.3%, Consumer Staples 5.0%, and
      Cash & Cash Equivalents 6.5%.

THE TEN LARGEST CORPORATE BOND HOLDINGS

                                          PERCENT                 VALUE
                                   (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2006)
Dow Jones CDX HY
8.38% 2011                                  3.0%              $ 12,324,000
Windstream
8.63% 2016                                  1.6                  6,756,149
Georgia-Pacific
7.13% 2017                                  1.5                  6,246,344
Cott Beverages USA
8.00% 2011                                  1.3                  5,385,599
Dex Media
8.68% 2013                                  1.2                  4,886,437
Williams Companies
7.63% 2019                                  1.2                  4,750,799
Majestic Star Casino LLC/Capital
9.50% 2010                                  1.1                  4,514,999
Pioneer Natural Resources
5.88% 2016                                  1.1                  4,458,705
Southern Star Central
6.75% 2016                                  1.1                  4,448,850
NewPage
10.00% 2012                                 1.1                  4,446,825

For further detail about these holdings, please refer to the section entitled
"Investments in Securities."

[PIE CHART]      The 10 holdings listed here make up 14.2% of portfolio assets


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 37

RiverSource VP - Income Opportunities Fund

      Finally, while company fundamentals generally remain solid, we anticipate that the default rate within the high yield bond market, while not spiking dramatically, may increase somewhat after next year, as there has been more aggressive issuance within the high yield bond market of late and a greater percentage of bonds rated CCC coming into the market. Given our view for the more near term, however, we intend to more closely align the Fund's portfolio with the Merrill Lynch Index from both a ratings and industry perspective. We further intend, of course, to continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

THE FUND'S LONG-TERM PERFORMANCE

     VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP - INCOME
                              OPPORTUNITIES FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                      Merrill Lynch U.S. High
                                           High Yield Cash           Lipper High
           RiverSource VP - Income   Pay BB-B Rated Constrained     Current Yield
              Opportunities Fund                Index             Bond Funds Index
6/1/04             $ 10,000                   $ 10,000               $ 10,000
12/31/04           $ 11,027                   $ 10,991               $ 11,035
12/31/05           $ 11,394                   $ 11,366               $ 11,366
12/31/06           $ 12,303                   $ 12,419               $ 12,522

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Income Opportunities Fund (from 6/1/04 to 12/31/06) as compared to the performance of two widely cited performance indices, the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index and the Lipper High Current Yield Bond Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


------------------------------------------------------------------------------

38 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - International Opportunity Fund

In 2006, the fiscal year-end for RiverSource Variable Portfolio Funds changed from Aug. 31 to Dec. 31. This annual report reflects this change.

RiverSource VP - International Opportunity Fund portfolio managers Alex Lyle and Dominic Rossi of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the 12 months ended Dec. 31, 2006. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadviser to the Fund.

Q: How did the RiverSource VP - International Opportunity Fund perform for the fiscal year ended Dec. 31, 2006?

A: RiverSource VP - International Opportunity Fund gained 24.17% for the 12 months ended Dec. 31, 2006. The Fund underperformed its benchmark index, the Morgan Stanley Capital International (MSCI) EAFE IndexSM (MSCI Index), which returned 26.86% for the period. The Fund also underperformed the Lipper International Large-Cap Core Funds Index, representing the Fund's peer group, which gained 25.11% for the same timeframe.

      RiverSource VP - International Opportunity Fund rose 8.72% for the four-month period Sept. 1 - Dec. 31, 2006. The MSCI Index returned 10.59%, while the Lipper International Large-Cap Core Funds Index returned 10.35% for the four-month period.

Q:    What factors most significantly affected the Fund's performance?

A: The metals and mining industry demonstrated very positive results over the period with Swiss company Xstrata and South African companies Anglo American and Impala Platinum Holdings performing well. The Fund also benefited from its holdings in the industrials sector. Two companies with large exposure to the oil sector, Vallourec and Keppel were particularly strong. MAN, a German truck manufacturer also did well, benefiting from economic recovery and general demand for transport.

      Several other individual stocks were especially strong performers over the period. They include China Overseas Land, a real estate company that benefited from the strong economic growth in China and Admiral Group, a niche insurer in the UK focusing on the motor sector.

      On the downside, several sectors and companies lagged over the period and detracted from performance. The strong performance of the utilities sector was not reflected in the Fund's performance. The Fund maintained a position in the utilities sector that was less than that of the MSCI Index and did not fully participate in the sector's strong performance, much of which was driven by takeover activity.

      In Japan the Fund's retail and consumer durable exposure was negative for performance as markets were concerned about the strength of the consumer recovery. Poor performers included specialty retailer Komeri and upscale apparel company ONWARD Kashiyama. In addition two emerging market banks, Akbank in Turkey and ABSA in South Africa, suffered from concerns over the financial strength of these economies.

Q:    What changes did you make to the Fund during the period?

A: We have increased the Fund's holdings in the industrials sector. We expect this sector to benefit from a pickup in capital spending by companies that need to replace or improve their existing equipment. Also, we believe that infrastructure expenditure is likely to rise as well, driven in part by the huge-scale development projects in places such as China. Over the period, we added exposure to some industrial companies, such as French company ALSTOM, which makes electrical equipment and ASSA ABLOY, a Swedish manufacturer of security equipment that has a new chief executive and shows considerable potential for restructuring.

      We have added to the insurance industry, including two new holdings operating in specialty areas. Admiral Group is a fast growing UK motor insurance company, and Hiscox, another UK company, insures high-value residential properties. We bought a holding in Air France due to the potential for synergies in its merger with KLM Royal Dutch Airlines and the expected pick up in business travel. We have subsequently sold the stock following a period of strong performance. Within the emerging markets allocation, we added to Banco Santander Chile, a well-run business with strong prospects due to the growth of banking in Chile.

      We have also added to the Fund's retail exposure. New holdings include Inditex, the Spanish company that owns the fast growing Zara brand and Ryohin Keikaku, a high quality Japanese clothing retailer.

                            PERFORMANCE COMPARISON
                       For the year ended Dec. 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - International Opportunity Fund                        +24.17%
MSCI EAFE Index (unmanaged)                                            +26.86%
Lipper International Large-Cap Core Funds Index                        +25.11%

(See "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 39

RIVERSOURCE VP - INTERNATIONAL OPPORTUNITY FUND

      We reduced the Fund's positions in the oil industry in expectation of the oil price coming down from the very high levels reached in 2006. We have sold part of the Fund's holdings in Italian group Eni and French group Total and recently sold the Fund's position in Petrochina.

Q:    How do you intend to manage the Fund in the coming months?

A: Supply and demand drive the global markets. With commodities in such strong demand, we currently expect to continue the Fund's large positions in the mining industry. The Fund continues to focus on health care because of its long-term positive outlook based on demographic change, the aging population and increasing affluence. Companies such as Essilor Intl, the French manufacturer of corrective lenses, have found a profitable niche by successfully marrying function with fashion for aging consumers. The Fund also remains above the MSCI Index in the industrials area, which is enjoying strong demand for infrastructure and capital expenditure in general.

      Geographically, we see outstanding opportunities in emerging markets -- examples include oil companies, such as Gazprom in Russia, as well as mining companies, such as Impala Platinum Holdings in South Africa. We believe that supply shortages for commodities and continuing strong demand from global economies -- particularly the U.S. and China -- will continue to support high prices globally.

      We continue to favor companies that have good growth prospects whether it is due to a strong competitive position or from operating in a growth market. Large holdings in this category include UK food retailer Tesco and Standard Chartered, a bank which focuses on the Asian market.

      The economic outlook in international markets remains reasonably healthy, and we are optimistic about the outlook for equities. We believe that international equity markets are attractively valued, and we remain encouraged on the prospects facing the markets. Many companies have high levels of cash, which bodes well for capital expenditures and also supports an environment where mergers and acquisitions could continue.

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2006

1 year                                         +24.17%
3 years                                        +18.40%
5 years                                        +11.69%
10 years                                        +4.89%
Since inception (1/13/92)                       +6.38%

COUNTRY BREAKDOWN

Percentage of portfolio assets at Dec. 31, 2006

United Kingdom                                   23.5%
Japan                                            21.7%
France                                           10.5%
Switzerland                                       8.8%     [PIE CHART]
Germany                                           6.0%
Italy                                             4.0%
Other(1)                                         25.5%

(1)   Includes Australia 2.4%, Hong Kong 2.4%, Spain 2.4%, Sweden 2.2%,
      Belgium 1.6%, Ireland 1.4%, Singapore 1.4%, Canada 1.1%, Greece 0.9%,
      Netherlands 0.9%, South Korea 0.9%, South Africa 0.8%, Austria 0.7%,
      Brazil 0.7%, Chile 0.6%, China 0.6%, Russia 0.6%, Finland 0.5%, Mexico
      0.5%, Taiwan 0.5%, Indonesia 0.4%, Hungary 0.2% and Cash & Cash
      Equivalents(2) 1.8%.

(2) Of the 1.8%, 0.7% is due to security lending activity and 1.1% is the Fund's cash equivalent position.

THE TEN LARGEST HOLDINGS

                                                  PERCENT                 VALUE
                                           (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2006)
Tesco (United Kingdom)                             2.0%                $26,432,864
Allianz (Germany)                                  1.8                  24,372,408
UBS (Switzerland)                                  1.7                  22,793,910
BP (United Kingdom)                                1.7                  22,516,338
Standard Chartered (United Kingdom)                1.7                  22,389,802
BG Group (United Kingdom)                          1.7                  22,202,776
Anglo American (United Kingdom)                    1.6                  20,553,498
Banco Bilboa Vizcaya Argentaria (Spain)            1.5                  20,413,220
Toyota Motor (Japan)                               1.5                  19,900,000
Total (France)                                     1.5                  19,629,753

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]      The 10 holdings listed here make up 16.7% of portfolio assets


------------------------------------------------------------------------------

40 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - International Opportunity Fund

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                RIVERSOURCE VP - INTERNATIONAL OPPORTUNITY FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                                                Lipper International
             RiverSource VP - International     MSCI EAFE       Large-Cap Core Funds
                   Opportunity Fund               Index                 Index
 1/1/97                 $10,000                   $10,000              $10,000
1/31/97                 $10,273                   $10,206              $11,001
1/31/98                 $11,898                   $12,281              $12,629
1/31/99                 $17,327                   $15,634              $17,548
1/31/00                 $13,008                   $13,451              $15,588
1/31/01                 $ 9,276                   $10,598              $12,419
1/31/02                 $ 7,583                   $ 8,938              $10,612
1/31/03                 $ 9,711                   $12,440              $14,082
1/31/04                 $11,402                   $15,015              $16,502
1/31/05                 $12,983                   $17,120              $18,785
1/31/06                 $16,120                   $21,718              $23,502

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - International Opportunity Fund (from 1/1/97 to 12/31/06) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) EAFE Index and the Lipper International Large-Cap Core Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper International Large-Cap Core Funds Index includes the 30 largest international large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 41

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Large Cap Equity Fund

In 2006, the fiscal year-end for RiverSource Variable Portfolio Funds changed from Aug. 31 to Dec. 31. This annual report reflects this change.

Below, Portfolio Managers Bob Ewing and Nick Thakore discuss RiverSource VP - Large Cap Equity Fund's results and positioning for the 12-months ended Dec. 31, 2006.

Q: How did RiverSource VP - Large Cap Equity Fund perform for the annual period?

A: RiverSource VP - Large Cap Equity Fund advanced 15.28% for the year ended Dec. 31, 2006. The Fund slightly underperformed its benchmarks, the Russell 1000(R) Index (RusselL Index), which advanced 15.46% and the Standard & Poor's 500 Index (S&P 500 Index), which advanced 15.79% during the period. The Fund outperformed its peer group, the Lipper Large-Cap Core Funds Index, which gained 13.39%.

      RiverSource VP - Large Cap Equity Fund rose 9.59% for the four-month period Sept. 1 - Dec. 31, 2006. The Russell Index returned 9.49% and the S&P 500 Index returned 9.45%. The Lipper Large-Cap Core Funds Index returned 8.67% for the four-month period.

Q:    What factors had a significant impact on performance?

A: U.S. stock markets advanced sharply during the past 12 months as global growth continued and the Federal Reserve held short-term interest rates steady in the latter months of the year. The Fund's multi-faceted strategy includes allocations to both large-cap value and large-cap growth stocks, ensuring that a segment of the portfolio is positioned to benefit when one investment style dominates another, as value did this year.

      The Fund's sector allocations had a meaningful positive impact on its return relative to the Russell Index. Individual stock selection detracted. Positioning in the energy and information technology sectors had the largest favorable effect, while positioning in financials and telecommunication services detracted from relative return.

      The Fund's energy allocation was smaller than that of the Russell Index, which was beneficial. Stock selection was an even more significant contributor to relative performance. Within the portfolio's energy position, we focused on large-cap integrated oil companies and de-emphasized both service-oriented firms and exploration and production companies. This positioning was particularly effective in 2006.

      In information technology, stock selection was a significant contributor. The portfolio's information technology allocation was smaller than the Russell Index, which was also advantageous. A key factor in the Fund's information technology outperformance was an emphasis on large-cap technology companies with strong earnings growth and attractive valuations. For example, stocks such as Cisco Systems and Hewlett-Packard performed well during the year. The Fund also had exposure to faster growing technology companies and benefited from holdings of selective semiconductor stocks.

      The portfolio had a smaller position in financials than the Russell Index, primarily because we did not think the sector's growth opportunities were attractive relative to high valuations on many financial stocks. However, the sector outperformed during the period. Stock selection within the sector was hampered by the portfolio's underweight in brokerage firms, a group that was very strong this past year.

      We maintained the Fund's emphasis on telecommunication services stocks, mainly wireless services. We continued to see a promising combination of powerful secular trends, high free cash flow yields and high growth rates for telecommunication services stocks. The sector performed well, rebounding from depressed valuations as cost-cutting improved fundamentals for many companies and the Fund's substantial allocation was advantageous. However, stock selection within the sector was a negative factor, primarily due to holdings of Sprint Nextel. Despite the positive industry backdrop, the company struggled to execute its plans for growth and fundamentals deteriorated during the period. We significantly reduced the Fund's Sprint Nextel holdings during the year, shifting the telecommunication services positioning in favor of attractively valued companies that we think are better positioned to capitalize on the secular growth trend.

                            PERFORMANCE COMPARISON
                       For the year ended Dec. 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Large Cap Equity Fund                                 +15.28%
Russell 1000(R) Index (unmanaged)                                      +15.46%
S&P 500 Index (unmanaged)                                              +15.79%
Lipper Large-Cap Core Funds Index                                      +13.39%

(See "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

42 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

Q:    What changes did you make to the Fund during the period?

A: As noted above, we repositioned the Fund's telecommunication services holdings to capitalize on the sector's continuing growth opportunities. We also took profits in selected stocks that had appreciated beyond our target valuations.

      In health care we added to specific stocks where we gained more confidence in the growth potential over the coming year. In information technology and energy, we identified selected stocks that had previously underperformed and now exhibited favorable risk/reward potential.

Q:    How do you plan to manage the Fund in the coming months?

A: We currently see corporate profit margins at record levels, while at the same time, there are signs of slower global economic growth. In addition, continued high energy prices, increased borrowing costs and a weaker U.S. housing market could lead consumers to reduce their spending. All of these suggest that corporate profit growth is likely to decelerate.

      Given this scenario, we maintain an emphasis on stable growth companies, those whose earnings growth is less dependent on the economy. Also, among companies whose earnings are tied to the economy, we are looking for situations where the cyclical nature of those earnings has already been discounted in the stock price. We continue to emphasize larger cap stocks which still appear inexpensive relative to mid- and small-cap stocks based on the historical relationships between these groups.

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2006

1 year                                         +15.28%
3 years                                         +9.03%
5 years                                         +5.48%
10 years                                        +5.34%
Since inception (10/13/81)                     +10.74%

SECTOR COMPOSITION*

Percentage of portfolio assets at Dec. 31, 2006

Financials                                       18.4%
Information Technology                           14.3%
Health Care                                      12.9%
Consumer Discretionary                           11.7%     [PIE CHART]
Telecommunication Services                        8.9%
Consumer Staples                                  8.4%
Other(1)                                         25.4%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1) Includes Energy 8.0%, Industrials 7.6%, Utilities 2.5%, Materials 2.2% and Cash & Cash Equivalents(2) 5.1%.

(2) Of the 5.1%, 0.3% is due to security lending activity and 4.8% is the Fund's cash equivalent position.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

THE TEN LARGEST HOLDINGS

                                                   PERCENT                 VALUE
                                           (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2006)
Exxon Mobil                                          3.7%             $137,242,796
NTL                                                  3.1               114,849,697
General Electric                                     2.4                90,222,640
American Intl Group                                  2.1                77,981,773
Cisco Systems                                        1.9                72,040,486
Microsoft                                            1.9                70,990,806
Citigroup                                            1.9                70,481,665
Pfizer                                               1.9                69,465,148
Bank of America                                      1.8                68,250,306
Altria Group                                         1.8                67,620,495

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]      The 10 holdings listed here make up 22.5% of portfolio assets


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 43

RiverSource VP - Large Cap Equity Fund

THE FUND'S LONG-TERM PERFORMANCE

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                    RIVERSOURCE VP - LARGE CAP EQUITY FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                                                                    Lipper Large-Cap
             RiverSource VP - Large Cap       S&P 500       Russell(R) 1000 Value      Core Funds
                    Equity Fund                Index               Index                  Index
 1/1/97               $10,000                 $10,000              $10,000               $10,000
1/31/97               $12,414                 $13,285              $13,336               $12,922
1/31/98               $15,408                 $16,875              $17,147               $16,402
1/31/99               $19,068                 $20,403              $20,755               $19,576
1/31/00               $15,738                 $18,814              $18,867               $18,133
1/31/01               $12,888                 $16,471              $16,623               $15,806
1/31/02               $10,049                 $12,905              $12,950               $12,451
1/31/03               $12,985                 $16,763              $16,663               $15,539
1/31/04               $13,749                 $18,674              $18,476               $16,827
1/31/05               $14,598                 $19,845              $19,384               $17,789
1/31/06               $16,829                 $22,912              $22,444               $20,171

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Large Cap Equity Fund (from 1/1/97 to 12/31/06) as compared to the performance of three widely cited performance indices, the Russell 1000(R) Index, the Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Large-Cap Core Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices.

The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

44 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Large Cap Value Fund

In 2006, the fiscal year-end for RiverSource Variable Portfolio Funds changed from Aug. 31 to Dec. 31. This annual report reflects this change.

Below, Portfolio Manager Bob Ewing discusses RiverSource VP - Large Cap Value Fund's results and positioning for the 12-month period ended Dec. 31, 2006.

Q: How did RiverSource VP - Large Cap Value Fund perform for the annual period?

A: RiverSource VP - Large Cap Value Fund advanced 19.07% for the 12 months ended Dec. 31, 2006. The Fund underperformed its benchmark, the Russell 1000(R) Value Index (Russell Index), which increased 22.25% during the period. The Fund outperformed its peer group, the Lipper Large-Cap Value Funds Index, which gained 18.28% during the same time frame.

      RiverSource VP - Large Cap Value Fund rose 10.15% for the four-month period Sept. 1 - Dec. 31, 2006. The Russell Index returned 10.15%, while the Lipper Large-Cap Value Funds Index returned 9.50% for the four-month period.

Q:    What factors significantly affected performance?

A: Amid an environment of continued global economic growth and stabilizing short-term interest rates, large-cap value stocks delivered strong gains in 2006, significantly outpacing growth stocks. The Fund benefited from this favorable environment, but did not keep pace with the sharp advance of the Russell Index.

      Sector allocations added to the Fund's return relative to the Russell Index, while stock selection detracted. The most significant detractors were positioning in the industrials, materials and consumer staples sectors. Positioning in technology, health care and utilities added to relative return.

      Within the industrials sector, our focus was on specific aerospace and defense stocks that demonstrated very strong fundamentals, relative stability and attractive valuations. Conversely, we de-emphasized stocks in the cyclical trucking and railroad segments where prices appeared unattractive and leading indicators suggested deteriorating fundamentals. However, as trucking and railroad stocks outperformed, the greater emphasis on aerospace and defense was disadvantageous. Results were also unfavorable among materials stocks where the Fund had less exposure to the more economically sensitive companies within the sector.

      The Fund's allocation to consumer staples was larger than that of the Russell Index, an advantage for the fiscal period. Stock selection, however, detracted from relative performance mainly due to Spectrum Brands. The consumer products company appeared poised to benefit from a recent acquisition, but rising raw material costs overwhelmed the potential earnings gains and prevented synergies from being realized. By fiscal year-end, we had significantly reduced the Fund's holding of Spectrum Brands.

      Within information technology, our focus was on large-cap companies that were attractively priced, with good growth characteristics and more stable earnings. A number of the Fund's information technology themes showed favorable results as hardware stocks Hewlett-Packard and Intl Business Machine, software companies Microsoft and Oracle and computer networking company Cisco Systems performed well. In addition, exposure to semiconductor stocks was advantageous. The Fund held selected semiconductor stocks as firms within the group generated free cash flow, a rarity for cyclical companies.

      In the health care sector, the Fund had a slightly larger position than the Russell Index, which added to relative return. Health care stock selection was a significant contributor, driven by the timely purchase of health insurers and HMOs. These stocks experienced a severe sell-off during the year, giving us an opportunity to buy companies that had good earnings growth potential at what we considered to be attractive prices. Contributors included CIGNA and Aetna.

      Stock selection in the utilities sector also added to relative performance. The Fund had smaller positions in many of the more cyclically exposed utility companies that underperformed the rest of the sector as the economy showed preliminary signs of slowing.

                            PERFORMANCE COMPARISON
                       For the year ended Dec. 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Large Cap Value Fund                                  +19.07%
Russell 1000(R) Value Index (unmanaged)                                +22.25%
Lipper Large-Cap Value Funds Index                                     +18.28%

(See "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 45

RiverSource VP - Large Cap Value Fund

Q:    What changes did you make during the period?

A: We added to select stocks in the financials and consumer discretionary sectors, focusing on companies that are very attractively valued, while still offering strong earnings growth potential.

      We also fine tuned the Fund's positioning in the telecommunication services sector, shifting assets to companies that we believe are best able to capitalize on the strong secular trends that are supporting earnings growth in the sector.

Q:    How do you plan to manage the Fund in the coming months?

A: In the current environment, we see corporate profit margins at record levels, signs of slower global economic growth and a weaker U.S. housing market that could lead consumers to reduce their spending. All of these suggest that corporate profit growth is likely to decelerate.

      Given such a backdrop, we prefer to own high quality companies that are attractively valued. The difference between the valuations of traditional growth stocks and traditional value stocks has become quite small, which allows us to add attractive growth opportunities to the portfolio while remaining firmly committed to our value strategy. In doing so, we have de-emphasized companies whose growth is more dependent on economic activity and focused on companies whose growth tends to be stable regardless of how the overall economy is performing. As a result, the Fund's positions in media, health care and technology are larger than the respective weightings within the Russell Index.

      We continue to find an increasing number of opportunities among large-cap companies as these stocks still appear inexpensive compared to their mid- and small-cap peers.

SECTOR BREAKDOWN*

Percentage of portfolio assets at Dec. 31, 2006

Financials                                       28.5%
Energy                                           10.9%
Consumer Discretionary                           10.5%
Industrials                                       8.6%     [PIE CHART]
Information Technology                            8.2%
Telecommunication Services                        7.0%
Other(1)                                         26.3%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Health Care 6.7%, Consumer Staples 6.0%, Utilities 3.9%,
      Materials 2.9% and Cash & Cash Equivalents 6.8%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

THE TEN LARGEST HOLDINGS

                                                       PERCENT                 VALUE
                                                (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2006)
Exxon Mobil                                              4.2%               $1,066,230
Bank of America                                          3.5                   885,419
Citigroup                                                3.4                   871,148
American Intl Group                                      2.5                   625,521
ConocoPhillips                                           2.0                   519,767
Chevron                                                  2.0                   518,239
Verizon Communications                                   1.9                   487,807
General Electric                                         1.9                   479,525
Altria Group                                             1.9                   472,096
Pfizer                                                   1.9                   469,981

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]      The 10 holdings listed here make up 25.2% of portfolio assets

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2006

1 year                                                        +19.07%
Since inception (2/4/04)                                      +11.61%


------------------------------------------------------------------------------

46 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Large Cap Value Fund

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                     RIVERSOURCE VP - LARGE CAP VALUE FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                                                Lipper Large-Cap
           RiverSource VP - Large Cap   Russell 1000(R) Value      Value Funds
                   Value Fund                   Index                 Index
2/1/04             $10,000                       $10,000             $10,000
12/31/04           $11,056                       $11,448             $11,032
12/31/05           $11,557                       $12,255             $11,723
12/31/06           $13,761                       $14,982             $13,865

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Large Cap Value Fund (from 2/1/04 to 12/31/06) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Large-Cap Value Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 47

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Mid Cap Growth Fund

In 2006, the fiscal year-end for RiverSource Variable Portfolio Funds changed from Aug. 31 to Dec. 31. This annual report reflects this change.

Below, portfolio manager John Schonberg discusses RiverSource VP - Mid Cap Growth Fund's results and positioning for the fiscal year ended Dec. 31, 2006. Mr. Schonberg became portfolio manager on Oct. 17, 2006.

Q: How did RiverSource VP - Mid Cap Growth Fund perform for the year ended Dec. 31, 2006?

A: RiverSource VP - Mid Cap Growth Fund declined 0.07% for the 12 months ended Dec. 31, 2006, underperforming its benchmark, the Russell Midcap(R) Growth Index (Russell Index), which advanced 10.66% for the period. The Fund's peer group, represented by the Lipper Mid-Cap Growth Funds Index, was up 11.02% for the same time frame.

      RiverSource VP - Mid Cap Growth Fund rose 8.54% for the four-month period Sept. 1 - Dec. 31, 2006. The Russell Index returned 9.39%, while the Lipper Mid-Cap Growth Funds Index returned 9.26% for the four-month period.

Q:    What factors most significantly affected performance for the period?

A: The past 12 months was an extremely difficult period for the Fund. Within the mid-cap stock universe, high quality mid-cap growth companies continued to underperform lower quality mid-cap growth stocks, as has been the case for the past two to three years. RiverSource Mid Cap Growth Fund is a portfolio focused on higher quality growth stocks. The prolonged outperformance of lower quality stocks was a key factor in the Fund's underperformance of the Russell Index. We believe investor sentiment is likely to shift in favor of higher quality mid-cap companies as the economic cycle progresses and economic activity begins to slow. Such a shift should create a more favorable environment for the Fund.

      Also contributing to the underperformance of the Fund compared to the Russell Index was the Fund's significant ownership of more established mid-cap growth companies that had previously performed very well, but are now in the later stages of their business cycles -- when growth typically subsides or levels off. Examples include specialty retailer Williams-Sonoma and grocery store chain Whole Foods Market, which have had slower sales at existing stores and disappointing earnings. Both Williams-Sonoma and Whole Foods Market were very strong performers for the Fund in 2005, but have lagged in 2006. We have substantially reduced the Fund's holdings in each of these stocks.

      Other individual stocks that detracted from the Fund's performance relative to the Russell Index were Dendrite Intl and Omnicare in the health care sector and Legg Mason in the financials sector. Dendrite Intl provides software and systems for pharmaceutical sales forces. When Pfizer, one of its largest clients, reduced its sales force-related expenditures, the negative impact on Dendrite Intl was significant. Omnicare is a geriatric pharmaceutical services company, primarily serving long-term care facilities. The company suffered from pricing pressures on generic drugs, Medicare reimbursement issues, a plant shutdown, and difficulty capitalizing on its acquisition of NeighborCare, a large provider of long-term care and retail pharmacy services.

      Asset manager Legg Mason was one of the portfolio's best performing stocks in calendar year 2005 as the company swapped its brokerage business for Citicorp's asset management business. However, the anticipated synergies haven't come to fruition as quickly as expected. Earnings have been disappointing as the company works on expense management in order to shore up profit margins. We reduced the Fund's holding of this stock.

                            PERFORMANCE COMPARISON
                       For the year ended Dec. 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Mid Cap Growth Fund                                    -0.07%
Russell Midcap(R) Growth Index (unmanaged)                             +10.66%
Lipper Mid-Cap Growth Funds Index                                      +11.02%

(See "The Fund's Long-term Performance" for Index descriptions)

Investments in mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

48 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Mid Cap Growth Fund

      Throughout the year, the portfolio had no exposure to real estate investment trusts (REITs) within the financials sector. This was disadvantageous as REITs delivered very strong results. However, this is the fifth consecutive year that REITs have outperformed and we don't think this period of outperformance can continue indefinitely, so we have not added any positions in the REIT group.

      On the positive side, the Fund had larger allocations to technology and materials than did the Russell Index, and this positioning was advantageous for shareholders. Individual contributors to the Fund's performance included Diagnostic Products, Martin Marietta Materials and VeriFone Holdings. Martin Marietta Materials provides granite, limestone and other aggregates for construction. Increased construction in the southeast has spurred demand for its products. Health care company Diagnostic Products manufactures kits to help diagnose conditions such as heart disease, allergies and various forms of cancer. In April, Siemens Medical Solutions announced an agreement to acquire Diagnostic Products at a 20% premium to its then-current trading price. We sold the portfolio's holdings before the completion of the acquisition. VeriFone provides technology and software to facilitate secure electronic purchases such as those using debit or credit cards. In April, the company announced the acquisition of Israeli based wireless electronic payment systems provider Lipman Electronic Engineering. The deal should help the company extend growth within its international business operations.

      A company that we added to the portfolio mid-year also performed very well for the Fund. Akamai Technologies provides servers to increase internet downloading speed. With Apple as one of its clients, the company benefited from the popularity of music downloads. We think Akamai Technologies can continue to benefit as video downloads increase in popularity. Compared to music, video downloads require much more bandwidth and are still in their early stages of adoption by consumers. We believe Akamai Technologies is well-positioned to capitalize on this development.

Q:    What changes did you make during the year?

A: In the final weeks of the fiscal year, we judiciously repositioned the portfolio looking to improve its underlying risk profile. While maintaining the Fund's overall investment approach and its focus on higher quality mid-cap companies, we have increased the number of stocks in the portfolio from about 60 to approximately 121. We also reduced holdings of stocks where the positions had previously been quite large. Examples include Williams-Sonoma, Whole Foods Market and Legg Mason, which were discussed above. We believe these changes will help reduce the variation between the Fund's return and the Russell Index, while still providing the potential performance shareholders are looking for.

      In terms of specific changes to sector allocations, the portfolio's consumer discretionary weighting is significantly lower than at the start of the fiscal period. We believe consumers face a number of impediments that could hamper spending. Both the downturn in the housing sector and the rise in interest rates could reduce consumers' ability and willingness to spend. At the same time, we think energy prices may stabilize, but will likely stay at a high level. All of these factors support a de-emphasis on consumer-related stocks.

      Some assets from the consumer discretionary sector were reallocated to information technology, which now makes the Fund's position in information technology larger than that of the Russell Index. We see several factors supporting information technology stocks. First, larger corporations have significant excess cash on their balance sheets and are likely to increase their technology spending in 2007. In addition, we think the introduction of Microsoft's VISTA operating system is a catalyst for widespread technology spending as computers will require substantial additional memory to run the new system.

      Although we maintain a favorable long-term outlook for the energy sector, in light of its strong performance over the past few years, we took some profits and reduced the Fund's allocation in the energy sector. Going forward, we think oil and energy service companies offer better opportunities within the sector, while companies focused on exploration and production may have difficulty meeting earnings growth expectations.

      The Fund's weighting in the financials sector was less than that of the Russell Index, and we don't anticipate increasing the Fund's allocation to financials as long as the yield curve remains relatively flat, with little yield difference between short and long-term bonds. Within financials, we have de-emphasized regional banks and REITs (as discussed above). We do see opportunities in stocks such as securities brokers and investment banks that have exposure to capital markets and can potentially benefit from increased merger and acquisition activity.

      The Fund's health care weighting is slightly larger than that of the Russell Index as we have identified companies with attractive growth potential.

Q: What is your tactical view and how will you position the Fund for the months ahead?

A: We intend to maintain the portfolio's high quality bias, while further improving its overall risk profile. We continue to seek out what we think are the most attractive mid-cap growth opportunities for the next two to three years. The Fund's sector allocation strategy is still primarily driven by bottom-up stock selection, while also taking into account expectations for the economy.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 49

RiverSource VP - Mid Cap Growth Fund

      The mid-cap universe has been extremely strong over the past three years. However, in the later stages of an economic cycle, larger cap securities tend to outperform due to their more stable growth patterns. Given our expectation for slower economic activity, we are focusing on the larger companies within the mid-cap segment. However, this positioning was disadvantageous during the past year, but we think that opportunities within the lower-end of the mid-cap universe are more difficult to realize in today's market environment. At the same time that we are focusing on the larger mid-cap companies, we are also seeking faster growing companies, those that are still relatively early in their company life cycle. We believe this combination will be advantageous for the Fund going forward.

AVERAGE ANNUAL TOTAL RETURNS

At Dec. 31, 2006

1 year                                          -0.07%
3 years                                         +6.28%
5 years                                         +4.88%
Since inception (5/1/01)                        +4.10%

SECTOR BREAKDOWN*

Percentage Of portfolio assets at Dec. 31, 2006

Information Technology                           27.7%
Health Care                                      18.6%
Consumer Discretionary                           13.1%
Industrials                                       9.1%     [PIE CHART]
Energy                                            7.2%
Financials                                        6.5%
Other(1)                                         17.8%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Materials 3.4%, Consumer Staples 3.2%, Telecommunication
      Services 3.2%, Utilities 2.0% and Cash & Cash Equivalents(2) 6.0%.

(2) Of the 6.0%, 0.7% is due to security lending activity and 5.3% is the Fund's cash equivalent position.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

THE TEN LARGEST HOLDINGS

                                                     PERCENT                 VALUE
                                              (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2006)
Advent Software                                        2.1%              $14,747,939
T Rowe Price Group                                     1.9                13,456,956
Acxiom                                                 1.9                12,912,749
Fiserv                                                 1.8                12,751,951
Microchip Technology                                   1.8                12,694,238
Network Appliance                                      1.8                12,479,963
Robert Half Intl                                       1.7                11,531,365
MedImmune                                              1.6                11,399,969
Techne                                                 1.6                11,237,109
St. Jude Medical                                       1.6                10,786,625

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]      The 10 holdings listed here make up 17.8% of portfolio assets


------------------------------------------------------------------------------

50 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Mid Cap Growth Fund

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                     RIVERSOURCE VP - MID CAP GROWTH FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

           RiverSource VP - Mid Cap   Russell Midcap(R) Growth   Lipper Mid-Cap Growth
                 Growth Fund                    Index                 Funds Index
5/1/01              $10,000                    $10,000                   $10,000
12/31/01            $ 9,896                    $ 9,136                   $ 9,055
12/31/02            $ 8,534                    $ 6,632                   $ 6,477
12/31/03            $10,461                    $ 9,464                   $ 8,771
12/31/04            $11,412                    $10,929                   $10,002
12/31/05            $12,568                    $12,252                   $10,960
12/31/06            $12,560                    $13,558                   $12,168

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Mid Cap Growth Fund (from 5/1/01 to 12/31/06) as compared to the performance of two widely cited performance indices, the Russell Midcap(R) Growth Index and the Lipper Mid-Cap Growth Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell Midcap(R) Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 51

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Mid Cap Value Fund

In 2006, the fiscal year-end for RiverSource Variable Portfolio Funds changed from Aug. 31 to Dec. 31. This annual report reflects this change.

Below, portfolio managers Warren Spitz, Steve Schroll, Laton Spahr and Paul Stocking discuss RiverSource VP - Mid Cap Value Fund's results and positioning for the annual period ended Dec. 31, 2006.

Q: How did RiverSource VP - Mid Cap Value Fund perform for the annual period?

A: RiverSource VP - Mid Cap Value Fund returned 15.32% for the 12 months ended Dec. 31, 2006. The Fund underperformed its benchmark, the Russell Midcap(R) Value Index (Russell Index), which advanced 20.22% for the period. The Fund also underperformed the Lipper Mid-Cap Value Funds Index, representing its peer group, which rose 15.66% over the same time frame.

      RiverSource VP - Mid Cap Value Fund rose 8.07% for the four-month period Sept. 1 - Dec. 31, 2006. The Russell Index returned 9.89%, while the Lipper Mid-Cap Value Funds Index returned 9.81% for the four-month period.

Q:    What factors most significantly affected the Fund's performance?

A: The Fund posted impressive gains during the period. Stock selection across a wide variety of sectors helped the Fund's results most. For example, among the Fund's standout individual performers for the annual period were diverse oil services company McDermott Intl in energy, machinery company AGCO in producer durables, enterprise software provider BMC Software in information technology, metals and mining company Phelps Dodge in basic materials, and tobacco company Loews-Carolina Group in consumer staples. The Fund also benefited from its significant allocation to the autos and transportation industries in general and to airlines in particular.

      However, these positives were overwhelmed during the period by the detracting effects of a significant exposure to the energy sector, which lagged as energy prices declined. Within energy, holdings in Pioneer Natural Resources, BJ Services, Nabors Inds and Sunoco each disappointed. Also, within financials, a moderate allocation to real estate investment trusts (REITs), which was one of the best performing equity segments for the year, hurt. Having only a small holding in Equity Office Properties Trust, which performed well based on the announcement of a high profile private equity buyout, particularly detracted from results within this industry.

Q:    What changes did you make to the Fund's portfolio during the period?

A: We maintained the Fund's overall bias toward cyclical stocks, but we somewhat reduced the Fund's exposure to these sectors during the period in favor of the more defensive segments of the equity market given a moderation in economic growth expectations. Specifically, during the annual period, we reduced the Fund's positions in basic materials, energy and producer durables. We increased the Fund's allocations to electric utilities, consumer staples and health care services. For example, we added to the Fund's positions in tobacco company Loews-Carolina Group and yellow pages publisher RH Donnelley, and we established a new Fund position in HMO Health Net.

      INVESTMENT TERM

      CYCLICAL STOCK: A stock that rises quickly when economic growth is strong and falls rapidly when growth is slowing down. An example of a cyclical industry is the automobile market: as economic growth slows, consumers have less money to spend on new cars. Non-cyclical stocks are found in industries such as health care, where the demand for goods and services is constant.

                            PERFORMANCE COMPARISON
                       For the year ended Dec. 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Mid Cap Value Fund                                    +15.32%
Russell Midcap(R) Value Index (unmanaged)                              +20.22%
Lipper Mid-Cap Value Funds Index                                       +15.66%

(See "The Fund's Long-term Performance" for Index descriptions)


------------------------------------------------------------------------------

52 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Mid Cap Value Fund

Q:    What is the Fund's tactical view and strategy for the months ahead?

A: We take larger positions in sectors, industries or individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher. Generally we view the market as not providing wide differentiation among valuations currently and into the new year. Overall, risk premiums are low across asset classes, providing relatively little opportunity to expand active risk taking.

      We expect the themes of energy infrastructure investment, industrial growth and globalization to lead the market over the longer term. However, with our dynamic view of risk management, we expect to moderate the risk profile within the Fund's portfolio by reducing its emphasis on these themes in favor of several new stock-specific opportunities. As always, we will continue to emphasize stocks with attractive valuations, with a focus on mid-sized company stocks.

SECTOR BREAKDOWN*

Percentage of portfolio assets at Dec. 31, 2006

Financials                                       20.9%
Industrials                                      15.2%
Utilities                                        13.2%
Consumer Discretionary                           13.0%     [PIE CHART]
Energy                                            9.7%
Information Technology                            7.5%
Other(1)                                         20.5%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Materials 5.4%, Health Care 4.6%, Consumer Staples 4.1%,
      Telecommunication Services 3.3%, Telecommunication 0.3% and Cash & Cash
      Equivalents 2.8%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

THE TEN LARGEST HOLDINGS

                                        PERCENT                VALUE
                                (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2006)
XL Capital Cl A                          2.9%              $ 10,807,033
Everest Re Group                         2.5                  9,530,013
ACE                                      2.0                  7,654,473
Aon                                      2.0                  7,488,581
PartnerRe                                1.7                  6,516,718
Loews-Carolina Group                     1.7                  6,284,635
McDermott Intl                           1.6                  5,988,867
American Standard Companies              1.6                  5,947,111
Pinnacle West Capital                    1.6                  5,811,202
Loews                                    1.5                  5,571,577

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]      The 10 holdings listed here make up 19.1% of portfolio assets

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2006

1 year                                                                 +15.32%
Since inception (5/2/05)                                               +20.44%


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 53

RiverSource VP - Mid Cap Value Fund

THE FUND'S LONG-TERM PERFORMANCE

 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP - MID CAP VALUE
                                     FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

              RiverSource VP - Mid       Russell Midcap(R)       Lipper Mid-Cap Value
                 Cap Value Fund             Value Index            Value Funds Index
5/1/05               $10,000                  $10,000                   $10,000
6/30/05              $10,630                  $10,754                   $10,717
12/31/05             $11,822                  $11,481                   $11,387
6/30/06              $12,780                  $12,287                   $11,889
12/31/06             $13,633                  $13,802                   $13,169

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Mid Cap Value Fund (from 5/1/05 to 12/31/06) as compared to the performance of two widely cited performance indices, the Russell Midcap(R) Value Index and the Lipper Mid-Cap Value Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell Midcap(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Value Index. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

54 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - S&P 500 Index Fund

In 2006, the fiscal year-end for RiverSource Variable Portfolio Funds changed from Aug. 31 to Dec. 31. This annual report reflects this change.

Below, portfolio manager David Factor discusses RiverSource VP - S&P 500 Index Fund's results and positioning for the annual period ended Dec. 31, 2006.

Q: How did RiverSource VP - S&P 500 Index Fund perform for the 12 months ended Dec. 31, 2006?

A: RiverSource VP - S&P 500 Index Fund rose 15.27% for the 12 months ended Dec. 31, 2006, underperforming the 15.79% advance of the Fund's benchmark, the unmanaged Standard & Poor's 500 Index (S&P 500 Index or the Index). The Lipper S&P 500 Objective Funds Index, representing the Fund's peer group, returned 15.55% during the same time frame.

      RiverSource VP - S&P 500 Index Fund rose 9.27% for the four-month period Sept. 1 - Dec. 31, 2006. The S&P 500 Index returned 9.45%, while the Lipper S&P 500 Objective Funds Index returned 9.40% for the four-month period.

      Mutual funds, unlike unmanaged indices, incur operating expenses. The Fund had an expense ratio of 0.495% for the reporting period. This ratio included fee waivers explained in the Financial Highlights section of this report. (See page 145.)

Q:    What market factors most significantly affected Fund performance?

A: The U.S. equity market was driven higher by strong domestic consumer spending, global growth that helped U.S. multinationals, record-setting merger and acquisition activity, and the ability of buyout firms to marshal billions of dollars of capital to take a host of companies private. Corporate earnings continued to be strong, and equity valuations remained reasonable. The equity market rally that began at the end of June grew even stronger once the Federal Reserve Board (the
      Fed) paused in its campaign of boosting short-term interest rates in August. The Fed's targeted federal funds rate has stood at 5.25% since the end of June. Toward the end of the year, equity markets responded favorably to moderating inflation concerns, as a relatively warm start to the winter caused declines in energy prices. At the same time, extraordinary enthusiasm for stocks during the year withstood continued unrest in the Middle East, volatile oil prices, a repudiation of Republican policies in the midterm elections, and serious slumps in the auto and housing industries. The year 2006 was the best year for the broad U.S. equity market since 2003.

Q: Which equity sectors and securities affected the S&P 500 Index' performance most during the 12 months?

A: All of the sectors in the S&P 500 Index produced solid positive returns for the annual period. Financials and energy were the best performing sectors in the S&P 500 Index, with financials, the largest sector by weighting in the Fund, making the largest contribution to the Fund's annual return. The top performing industries for the period were oil, gas and consumable fuels, diversified telecommunication services, diversified financial services, pharmaceuticals and capital markets.

      On the other hand, materials and utilities were the two weakest sectors on the basis of contribution to returns. The list of weakest performing industries was topped by semiconductors & semiconductor equipment, Internet software and services, health care providers and services, household durables and biotechnology.

      Among individual stocks in the S&P 500 Index, Exxon Mobil, Cisco Systems, AT&T, Bank of America and Chevron contributed the most to returns during the 12-month period. The biggest underperformers were Intel, Yahoo!, eBay, Amgen and UnitedHealth Group.

                            PERFORMANCE COMPARISON
                       For the year ended Dec. 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - S&P 500 Index Fund                                    +15.27%
S&P 500 Index (unmanaged)                                              +15.79%
Lipper S&P 500 Objective Funds Index                                   +15.55%

(See "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

"Standard & Poors(R)", "S&P", "S&P 500(R)" and "Standard & Poor's 500(R)" are trademarks of the McGraw-Hill Companies, Inc. These trademarks and service marks have been licensed for use by Ameriprise Financial, Inc. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's or any of their subsidiaries or affiliates (the "Licensors") and the Licensors make no representation regarding the advisability of investing in the Funds.

The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 55

RiverSource VP - S&P 500 Index Fund

      As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.

Q:    What changes were made to the Fund during the period?

A: Because the Fund strives to stay fully invested in the stocks that make up the S&P 500 Index and to replicate the performance of the Index, we align the Fund's portfolio with the rebalancings undertaken by Standard & Poor's on a quarterly basis. We also add stocks to and delete stocks from the portfolio to mirror those changes to the Index. Deletions typically result from mergers and acquisitions or financial reversals. Stocks added to the Index often have increased their capitalization beyond that of the S&P MidCap 400 Index, an unmanaged benchmark of medium-sized company stocks.

      During the annual period, there were 33 additions and 33 deletions to the Index and the Fund's portfolio. Stocks added to the Index and Fund included financial companies Chicago Mercantile Exchange Holdings, Commerce Bancorp and Legg Mason, energy companies Peabody Energy, CONSOL Energy and Chesapeake Energy, real estate companies CB Richard Ellis Group, Boston Properties and Kimco Realty, media companies DIRECTV Group and CBS, and such well-known names in various sectors as Western Union, Google, Dean Foods, Estee Lauder Companies, Celgene, and Whole Foods Market. Deletions included several "household names," including Lucent Technologies, Kerr-McGee, Gateway, Albertson's, Burlington Resources, Knight-Ridder, Maytag, Reebok Intl and MBNA.

Q:    What is the Fund's tactical view and strategy for the months ahead?

A: We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P 500 Index.

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2006

1 year                                         +15.27%
3 years                                         +9.89%
5 years                                         +5.67%
Since inception (5/1/00)                        +0.59%

SECTOR BREAKDOWN*

Percentage of portfolio assets at Dec. 31, 2006

Financials                                       21.9%
Information Technology                           14.9%
Health Care                                      11.8%
Industrials                                      10.7%     [PIE CHART]
Consumer Discretionary                           10.5%
Energy                                            9.7%
Other(1)                                         20.5%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Consumer Staples 9.1%, Telecommunication Services 3.5%,
      Utilities 3.5%, Materials 2.9% and Cash & Cash Equivalents 1.5%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

THE TEN LARGEST HOLDINGS

                                        PERCENT                VALUE
                                (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2006)
Exxon Mobil                              3.5%              $ 13,530,405
General Electric                         3.0                 11,611,790
Citigroup                                2.1                  8,285,430
Microsoft                                2.0                  7,819,856
Bank of America                          1.9                  7,258,371
Procter & Gamble                         1.6                  6,165,614
Johnson & Johnson                        1.5                  5,794,907
Pfizer                                   1.4                  5,653,659
American Intl Group                      1.4                  5,640,001
Altria Group                             1.4                  5,445,365

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]      The 10 holdings listed here make up 19.8% of portfolio assets


------------------------------------------------------------------------------

56 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

      Broadly speaking, the consensus is quite optimistic for the equity market going forward for several reasons. First, most agree that the Fed will not be raising interest rates in 2007, and indeed may begin cutting rates sometime during the second half of the year. Second, global economic growth, particularly in Asia, is expected to continue. Third, merger and acquisition activity fueled by large amounts of cash looking for higher returns than available in the fixed income markets is likely to remain robust. There are risks to such a bullish view, including geopolitical worries, the impact of a weakening dollar, the volatility of energy prices and the potential ripple effects of the housing market slowdown. Furthermore, we expect corporate profits to be weaker in 2007 than in 2006 given slower real economic growth and narrowing corporate profit margins over the next year, as unit labor costs continue to drift higher. In short, given the stellar performance of the equity markets in 2006, we believe that investors may expect positive but more moderate returns in the months ahead.

THE FUND'S LONG-TERM PERFORMANCE

 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP - S&P 500 INDEX
                                     FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

              RiverSource VP - S&P 500                            Lipper S&P 500 Objective
                    Index Fund               S&P 500 Index               Funds Index
5/1/00                $10,000                   $10,000                    $10,000
12/31/00              $ 9,016                   $ 9,276                    $ 9,253
12/31/01              $ 7,893                   $ 8,173                    $ 8,123
12/31/02              $ 6,123                   $ 6,367                    $ 6,312
12/31/03              $ 7,837                   $ 8,193                    $ 8,095
12/31/04              $ 8,642                   $ 9,084                    $ 8,950
12/31/05              $ 9,022                   $ 9,530                    $ 9,366
12/31/06              $10,400                   $11,035                    $10,822

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - S&P 500 Index Fund (from 5/1/00 to 12/31/06) as compared to the performance of two widely cited performance indices, the S&P 500 Index and the Lipper S&P 500 Objective Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper S&P 500 Objective Funds Index includes the 30 largest S&P 500 funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 57

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Select Value Fund

In 2006, the fiscal year-end for RiverSource Variable Portfolio Funds changed from Aug. 31 to Dec. 31. This annual report reflects this change.

RiverSource VP - Select Value Fund rose 15.82% for the annual period ended Dec. 31, 2006, underperforming the 22.34% return of the Russell 3000(R) Value Index (Russell Index). The Fund also underperformed its peer group, as represented by the Lipper Multi-Cap Value Funds Index, which advanced 17.07% for the period.

RiverSource VP - Select Value Fund rose 7.13% for the period Sept. 1 - Dec. 31, 2006. The Russell Index returned 10.15%, while the Lipper Multi-Cap Value Funds Index returned 9.81% for the four-month period.

RiverSource VP - Select Value Fund is managed by Systematic Financial Management, L.P. (Systematic) and WEDGE Capital Management L.L.P. (WEDGE). Systematic and WEDGE replaced GAMCO Asset Management, Inc. (GAMCO) on Sept. 29, 2006. The Fund seeks to provide long-term capital growth by investing in undervalued stocks of all sizes and is managed in a multimanager format with each subadvisor managing approximately 50% of the Fund's portfolio.

Q: What factors most significantly affected your portion of the Fund's performance during the period?

      GAMCO: From the beginning of the fiscal year through Sept. 28, 2006 when we managed the Fund, we were specifically hurt by a large position in consumer discretionary stocks and smaller positions in energy, natural resources and utilities stocks. Specifically, newspaper and broadcasting stocks performed poorly as earnings fell short of estimates and investors became concerned that valuations would contract due to competition from cable and Internet advertising.

      Manufactured and modular housing stocks declined. Champion Enterprises, Cavalier Homes, Coachmen and Palm Harbor Homes fell despite Palm Harbor and Cavalier's ability to benefit from rebuilding efforts in the Gulf Coast. Recreational vehicle company Fleetwood also suffered as discretionary consumer spending declined.

      Gaming stocks were among the strongest portfolio performers. Aztar, the operator of the Tropicana Resorts and Casinos in Las Vegas and Atlantic City, was the subject of a bidding war that began with Pinnacle Entertainment offering $38 per share and concluded with a Columbia Entertainment $54 per share merger agreement. Kerzner International rose on news it would be taken private for $3 billion. Las Vegas Sands and Pinnacle Entertainment also rose sharply.

      Food and beverage companies Groupe Danone, Campbell Soup and Diageo performed well. Albertsons was acquired by corporate and private equity buyers. Archer-Daniels-Midland and Corn Products Intl rose as investors focused on their potential as alternative fuel commodity companies.

      SYSTEMATIC: The primary reason for the underperformance of our portion of the Fund during this period was stock selection in the information technology sector. Holdings in the utilities and financials sectors also slightly hurt performance. On a positive note, security selection in materials, consumer staples, telecommunication services and energy contributed to performance. Lastly, an overweight in health care detracted from results, while an underweight in financials positively impacted performance.

      WEDGE: The domestic equity markets posted strong returns during the latter half of 2006 due to the Federal Reserve Board's pause in raising short-term rates, continued moderate economic growth, signs of subdued inflation and global investors flush with cash looking for places to invest. Our portion of the Fund underperformed as a result of an underweight in lower quality stocks, which performed well during the period. In addition, an underweight in the utilities sector as well as poor stock selection in the sector detracted from performance. Lastly, as we were transitioning the portfolio during the latter part of the fiscal year, the market was very strong and not having the Fund's portfolio fully invested for a short period caused the Fund to miss out on some investment opportunities.

                            PERFORMANCE COMPARISON
                       For the year ended Dec. 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Select Value Fund                                     +15.82%
Russell 3000(R) Value Index (unmanaged)                                +22.34%
Lipper Multi-Cap Value Funds Index                                     +17.07%

(See "The Fund's Long-term Performance" for Index descriptions)

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

58 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Select Value Fund

Q:    What changes did you make to your portion of the Fund during the period?

      GAMCO: During the period, one of the Fund's holdings, Albertsons, was acquired by a consortium of private equity and corporate buyers. We also took some profits in several positions, including
      Archer-Daniels-Midland, Aztar and Citizens.

      Additions to the Fund's portfolio included Rolls Royce, which is in the jet engine business. We added to positions in Rogers Communications, Commonwealth Telephone, and Johnson & Johnson. We also bought shares of Kinder Morgan and Devon Energy.

      SYSTEMATIC: Within the materials sector, the Fund's positions in OM Group and IPSCO were eliminated during the period. OM Group is an international producer and marketer of metal-based specialty chemicals and related materials. The company's stock price advanced significantly after it raised its quarterly earnings guidance. A major jump in nickel prices was the positive driver for the improved outlook. The Fund eliminated its position in the company as a result of this jump in price when it reached our target valuation. The Fund also sold steel producer IPSCO after a strong earnings report lifted its shares. Higher shipments, pricing, margins and improved product mix caused by strong end-market demand drove the company's impressive results.

      Hotel real estate investment trust (REIT) DiamondRock Hospitality and office REIT Douglas Emmett were added to the Fund's portfolio during the period, and a position in Host Hotels & Resorts was eliminated. Our decision to swap Host Hotels & Resorts for DiamondRock was a result of the latter's exposure to high-end properties, which are experiencing stronger revenue trends. DiamondRock is also trading at a discount to Host and has a higher dividend yield.

      Two new additions in the consumer staples sector were supermarket operator SUPERVALU and ConAgra Foods, a manufacturer of processed and packaged foods. In addition, Fomento Economico Mexican and apparel and accessory designer Guess? were eliminated.

      WEDGE: We lowered our portion of the Fund's exposure to consumer cyclical stocks during the period. We believe consumer spending will be challenged by weakness in home prices, as well as relatively high energy costs and the lagged effect of higher interest rates. As a result, the consumer exposure in our portion of the Fund is conservatively focused on consumer staples and health care stocks. In addition, we added to the portfolio's technology exposure because we believe that the information technology sector should benefit from attractive valuations as companies continue to look for new ways to increase productivity in a slower growth economy.

Q:    How are you positioning your portion of the Fund going forward?

      SYSTEMATIC: As of Dec. 31, 2006, our portion of the Fund is overweight in the information technology, industrials, health care and telecommunication services sectors, and underweight in the financials, utilities, consumer discretionary and materials sectors. Overall, the Fund continues to witness strong earnings performance in the consumer staples sector, along with companies in industrials, such as nonresidential construction. Lastly, the Fund's overweight in the health care sector is due to the group's attractive valuations and strong cash-flow characteristics.

      WEDGE: We believe the economy will continue to grow, but at a decelerating rate, despite conflicting economic signals, as well as broad macroeconomic and geopolitical issues. The American consumer has historically shown considerable resilience and the recent decline in energy costs and the initial signs of stabilization in the housing industry could provide a positive influence. Company profit margins may be under some pressure and earnings growth will likely slow significantly in 2007, leading to improved performance by higher quality companies, which should be beneficial to the Fund's portfolio.

      Our portion of the Fund's portfolio remains underweight in the financials and utilities sectors and overweight in technology, health care and consumer staples, consistent with our economic outlook and valuations. Subject to finding appropriate company fundamentals and reasonable valuations, we intend to buy quality companies with sustainable earnings growth, increase our weighted average capitalization in anticipation of the market's rotation to larger capitalization companies and increase our dividend yield.

      INVESTMENT TERM

      CYCLICAL STOCK: A stock that rises quickly when economic growth is strong and falls rapidly when growth is slowing down. An example of a cyclical industry is the automobile market: as economic growth slows, consumers have less money to spend on new cars. Non-cyclical stocks are found in industries such as health care, where the demand for goods and services is constant.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 59

RiverSource VP - Select Value Fund

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2006

1 year                                         +15.82%
Since inception (2/4/04)                       +10.02%

SECTOR BREAKDOWN*

Percentage of portfolio assets at Dec. 31, 2006

Financials                                       25.5%
Industrials                                      13.2%
Information Technology                           12.8%
Utilities                                        11.0%     [PIE CHART]
Consumer Discretionary                            9.8%
Materials                                         6.6%
Other(1)                                         21.1%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Health Care 6.5%, Consumer Staples 6.3%, Energy 4.3%,
      Telecommunication Services 1.7% and Cash & Cash Equivalents 2.3%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

THE TEN LARGEST HOLDINGS

                                         PERCENT                VALUE
                                 (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2006)
Cadence Design Systems                    2.6%                $734,310
Lincoln Natl                              2.3                  644,080
Pinnnacle West Capital                    2.0                  572,797
AptarGroup                                2.0                  572,688
RR Donnelley & Sons                       2.0                  572,194
Old Republic Intl                         2.0                  568,032
Sonoco Products                           2.0                  567,094
VF                                        2.0                  566,352
Computer Sciences                         2.0                  565,722
URS                                       2.0                  565,620

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]      The 10 holdings listed here make up 20.9% of portfolio assets


------------------------------------------------------------------------------

60 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Select Value Fund

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                      RIVERSOURCE VP - SELECT VALUE FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

           RiverSource VP - Select   Russell 3000(R) Value        Lipper Multi-Cap
                  Value Fund                Index                 Value Funds Index
2/1/04             $10,000                  $10,000                    $10,000
12/31/04           $11,340                  $11,478                    $11,253
12/31/05           $11,397                  $12,264                    $11,965
12/31/06           $13,200                  $15,004                    $14,008

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Select Value Fund (from 2/1/04 to 12/31/06) as compared to the performance of two widely cited performance indices, the Russell 3000(R) Value Index and the Lipper Multi-Cap Value Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 3000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Multi-Cap Value Funds Index includes the 30 largest multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 61

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Short Duration U.S. Government Fund

In 2006, the fiscal year-end for RiverSource Variable Portfolio Funds changed from Aug. 31 to Dec. 31. This annual report reflects this change.

Below, portfolio managers Scott Kirby and Jamie Jackson discuss RiverSource VP
- Short Duration U.S. Government Fund's results and positioning for the annual period ended Dec. 31, 2006.

Q: How did RiverSource VP - Short Duration U.S. Government Fund perform for the annual period ended Dec. 31, 2006?

A: RiverSource VP - Short Duration U.S. Government Fund rose 3.84% for the 12 months ended Dec. 31, 2006. The Fund underperformed its benchmark, the Lehman Brothers 1-3 Year Government Index (Lehman Index), which gained 4.12%. The Fund also underperformed the Lipper Short U.S. Government Funds Index, representing the Fund's peer group, which rose 4.02% during the same time frame.

      RiverSource VP - Short Duration U.S. Government Fund rose 1.55% for the four-month period Sept. 1 - Dec. 31, 2006. The Lehman Index returned 1.51%, while the Lipper Short U.S. Government Funds Index returned 1.53% for the four-month period.

Q: What factors most significantly affected Fund performance during the annual period?

A: Returns for the Fund and its Lehman Index were positive. For the annual period overall, interest rates rose, reducing bond prices modestly and detracting from the Lehman Index's coupon return. Rates rose in response to a strong economy, elevated inflation levels and continued tightening of monetary policy by the Federal Reserve Board (the Fed), at least through August, when the Fed observed its first pause in two years.

      The biggest contributor to the Fund's performance was its sizable allocation to non-Treasury sectors, as high quality mortgage-backed securities and, to a lesser degree, agencies, outperformed U.S. Treasuries during the annual period. Tactical allocation within mortgage-backed securities also helped, that is, adding to and reducing the Fund's position within mortgages at opportune times.

      Also, while yields moved higher across the spectrum of maturities, or yield curve, during the 12-month period, they rose less so at the longer end than at the shorter end, causing a further flattening of the yield curve. We had prudently positioned the portfolio for just such a yield curve flattening scenario.

      The primary detractor from the Fund's results was its exposure to Treasury Inflation Protected Securities (TIPS). TIPS underperformed nominal Treasury securities, or non inflation protected Treasury securities, during the period, given inflation data reports that were less than market expectations. Such muted inflation was due primarily to an unanticipated drop in energy prices.

      The Fund's comparatively longer duration positioning than the Lehman Index also modestly hurt its performance for the annual period as a whole. Duration is a measure of the Fund's sensitivity to changes in interest rates. Though the Fund's duration positioning helped during the second half of the year when rates rallied, it was not enough to completely offset the detracting effect of its longer duration during the first half of the year when rates rose significantly.

                            PERFORMANCE COMPARISON
                       For the year ended Dec. 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Short Duration U.S. Government Fund                    +3.84%
Lehman Brothers 1-3 Year Government Index (unmanaged)                   +4.12%
Lipper Short U.S. Government Funds Index                                +4.02%

(See "The Fund's Long-term Performance" for Index descriptions)

Shares of the RiverSource VP - Short Duration U.S. Government Fund are not insured or guaranteed by the U.S. government.

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

62 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

Q: What changes did you make to the Fund and how is it currently positioned?

A: We maintained a longer duration than the Lehman Index throughout the annual period. However, as U.S. Treasury rates fell during the second half of the year, we began to reduce the Fund's duration a bit, moving closer in duration to the Lehman Index. We felt a somewhat more defensive position was then warranted. After rates peaked in July and then rallied, we also took this opportunity to sell some of the Fund's non-Treasury sector holdings, taking profits following this run of strong performance. We increased the Fund's exposure to Treasuries.

      We also reduced the Fund's exposure to the longer end of the 1-3 year portion of the yield curve, as the yield curve actually inverted in the last months of the annual period, meaning that shorter term yields grew higher than longer term yields.

Q:    What is the Fund's tactical view and strategy for the months ahead?

A: Even with the moderate rise in rates over the annual period, on a more macro level, we believe that U.S. interest rates across the range of maturities, or yield curve, have declined to levels that appear too low, and the yield curve itself has become too flat given our economic view. Although recent data shows inflationary pressures easing, we believe the most likely scenario is for inflation to nudge higher but also for a modest economic slowdown to become apparent in the coming months. We, thus, believe the Fed is likely to maintain its pause, with the targeted federal funds rate at its current 5.25%, for an extended period of time. We further believe that the fixed income market has gotten ahead of itself and that rates will likely drift higher and the yield curve will steepen during the months ahead.

      Based on this view, we intend to maintain the Fund's current duration positioning for the near term and its more conservative allocation strategy, with somewhat more of a balance between the non-Treasury sectors and U.S. Treasuries. When rates move higher, when the yield curve steepens, and when valuations move toward what we consider to be fair value, then we intend to shift a bit from our current conservative posture to a somewhat more aggressive strategy, lengthening duration and adding to the non-Treasury sectors again. As always, our strategy is to provide added portfolio value with a moderate amount of risk. Quality issues and security selection remain a priority as we continue to seek attractive buying opportunities.

SECTOR BREAKDOWN

Percentage of portfolio assets at Dec. 31, 2006

Mortgage-Backed*                                 49.9%
U.S. Government Obligations & Agencies           43.4%
Foreign Agencies                                  2.1%     [PIE CHART]
Commercial Mortgage-Backed                        1.8%
Asset-Backed                                      1.4%
Cash & Cash Equivalents*                          1.4%

* Of the 49.9%, 6.0% is due to forward commitment mortgage-backed securities activity. Short-term securities are held as collateral for these commitments.

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2006

1 year                                          +3.84%
3 years                                         +2.08%
5 years                                         +2.70%
Since inception (9/15/99)                       +3.93%


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 63

RiverSource VP - Short Duration U.S. Government Fund

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
             RIVERSOURCE VP - SHORT DURATION U.S. GOVERNMENT FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

             RiverSource VP - Short
            Duration U.S. Government      Lehman Brothers 1-3 Year    Lipper Short U.S. Government
                     Fund                     Government Index                 Funds Index
10/1/99              $10,000                       $10,000                      10,000
12/31/99             $10,045                       $10,055                      10,060
12/31/00             $10,896                       $10,876                      10,856
12/31/01             $11,590                       $11,804                      11,628
12/31/02             $12,266                       $12,514                      12,243
12/31/03             $12,452                       $12,765                      12,417
12/31/04             $12,558                       $12,902                      12,542
12/31/05             $12,756                       $13,125                      12,753
12/31/06             $13,246                       $13,666                      13,265

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Short Duration U.S. Government Fund (from 10/1/99 to 12/31/06) as compared to the performance of two widely cited performance indices, the Lehman Brothers 1-3 Year Government Index and the Lipper Short U.S. Government Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Lehman Brothers 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Short U.S. Government Funds Index includes the 30 largest short U.S. government funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


------------------------------------------------------------------------------

64 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Small Cap Advantage Fund

In 2006, the fiscal year-end for RiverSource Variable Portfolio Funds changed from Aug. 31 to Dec. 31. This annual report reflects this change.

RiverSource VP - Small Cap Advantage Fund advanced 11.69% for the year ended Dec. 31, 2006, underperforming its benchmark, the Russell 2000(R) Index (Russell Index), which rose 18.37% for the same period. The Fund's peer group, represented by the Lipper Small-Cap Core Funds Index, advanced 13.70% for the period.

RiverSource VP - Small Cap Advantage Fund rose 8.14% for the four-month period Sept. 1 - Dec. 31, 2006. The Russell Index returned 9.81%, while the Lipper Small-Cap Core Funds Index returned 8.57% for the four-month period.

Stock prices experienced a sharp sell-off in late spring, but moved steadily higher during the last five months of the fiscal year. Catalysts for the advance included moderating energy prices, robust corporate profit growth, a wave of buyouts and mergers, and -- importantly -- the Federal Reserve's decision in August to halt its two-year campaign of raising interest rates. For small-cap investors, 2006 marked the seventh year of the last eight that small-caps outperformed large-caps. Small-cap value stocks outperformed small-cap growth stocks over the 12-month period.

Prior to Sept. 14, 2006, the Fund was managed by Dimitris Bertsimas with the RiverSource Investments quantitative investment office in Cambridge who managed less than 20% of the Fund's assets and Jake Hurwitz and Kent Kelley of Kenwood Capital Management (Kenwood) in Minneapolis. As of Sept. 14, 2006, Hurwitz and Kelley became the Fund's sole portfolio managers. They have been managers of the Fund since its inception in 1999.

Q:    What factors significantly affected Fund performance?

      HURWITZ AND KELLEY: Consistent with our "bottom-up" focus, stock selection was the most important factor affecting performance. Stock selection produced mixed results for our portfolio segment but overall detracted from returns relative to the Russell Index.

      The Fund's best relative performance occurred in the industrials sector where several positions in constructions services advanced on strong revenue and earnings growth. Among manufacturing holdings, shares of Gardner Denver, a maker of air compressors, surged after the company significantly raised its earnings guidance for the year. In the aerospace and defense industry, the Fund's positions in Orbital Sciences and Teladyne Technologies, added to the Fund's return.

      In basic materials, positions in the specialty chemicals and packaging groups were positive contributors. Stock selection in transportation also added to return, as holdings in the airline and freight shipping groups were particularly strong performers.

      Stock selection in technology was less effective due to a mix of poor performance from some portfolio holdings and strong performance from stocks we either did not own or had positions smaller than the Russell Index. Among the portfolio's technology underweights were a number of low-priced technology stocks that had unusually large gains during the year, such as Rambus and Finisar. In general, these stocks displayed poor earnings prospects and unfavorable valuations relative to other stocks in their industries. Takeovers of several technology companies not in the portfolio also hurt Fund performance relative to the Russell Index. In addition, stock selection in the consumer cyclicals, energy and finance had a negative impact on performance relative to the Russell Index.

      In general, the effectiveness of our investment approach declined as the fiscal year progressed and market leadership shifted in favor of stocks with lower "quality" characteristics (e.g., below-average profitability, a higher incidence of negative earnings and poor equity market liquidity). In contrast, our quantitative stock selection process favors stocks with strong company fundamentals, such as above-average profit and cash flow margins and attractive valuations.

                            PERFORMANCE COMPARISON
                       For the year ended Dec. 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Small Cap Advantage Fund                              +11.69%
Russell 2000(R) Index (unmanaged)                                      +18.37%
Lipper Small-Cap Core Funds Index                                      +13.70%

(See "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

Investments in small capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 65

RiverSource VP - Small Cap Advantage Fund

      BERTSIMAS: For the first eight months of the fiscal year during which we managed a portion of the Fund, our strategy lagged the Fund's benchmark and peers. Of our three quantitative models, the momentum model's results were weakest relative to the Russell Index. The value and quality-adjusted value models also lagged the Russell Index, though the quality-adjusted value model performed well against the Russell Index during difficult market periods, such as February and May 2006. Stock selection detracted from return, primarily due to stocks selected by the momentum model. Selection among health care stocks was quite strong, outperforming both the health care sector and the Russell Index. Our strategy kept sector weightings similar to the Russell Index, so overall sector allocations had minimal impact on return. However, a health care weighting that was smaller than the Russell Index helped performance. Within the consumer discretionary sector, a moderate overweight in some poorly performing home builders was detrimental.

Q:    How would you describe your current investment strategy?

      HURWITZ AND KELLEY: Our strategy employs a quantitative approach. We use computer models to seek to identify the most attractive stocks in each economic sector based on a balanced set of valuation, earnings and price-related variables. Our approach seeks to identify quality companies -- differentiated by superior cash flow generation and attractive relative valuations -- from both the growth and value sides of the small-cap universe. We believe the objectivity of our approach is an advantage because investors often let emotions stand in the way of sound investment decisions. We invest in all sectors of the small-cap market at roughly the same weightings as the Russell Index. Our objective is to own a portfolio of stocks that represents the best opportunities in each sector.

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2006

1 year                              +11.69%
3 years                             +11.54%
5 years                             +11.22%
Since inception (9/15/99)            +9.03%

SECTOR BREAKDOWN*

Percentage of portfolio assets at Dec. 31, 2006

Financials                            21.3%
Information Technology                17.7%
Industrials                           15.5%
Consumer Discretionary                14.9%            [PIE CHART]
Health Care                           12.4%
Energy                                 5.3%
Other(1)                              12.9%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Materials 4.6%, Utilities 3.2%, Consumer Staples 2.0%,
      Telecommunication Services 1.6% and Cash & Cash Equivalents(2) 1.5%.

(2) Of the 1.5%, 0.3% is due to security lending activity and 1.2% is the Fund's cash equivalent.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

THE TEN LARGEST HOLDINGS

                                          PERCENT                 VALUE
                                   (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2006)
Delphi Financial Group Cl A                 0.6%              $ 1,271,455
Genlyte Group                               0.6                 1,241,949
ProAssurance                                0.6                 1,223,040
Polycom                                     0.5                 1,168,398
Selective Insurance Group                   0.5                 1,125,749
Acuity Brands                               0.5                 1,124,064
American Commercial Lines                   0.5                 1,080,915
Hologic                                     0.5                 1,041,437
Phillips-Van Heusen                         0.5                 1,028,485
Horace Mann Educators                       0.5                 1,017,636

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]       The 10 holdings listed here make up 5.3% of portfolio assets


------------------------------------------------------------------------------

66 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

Q:    How are you positioning the Fund going forward?

      HURWITZ AND KELLEY: We continue to select stocks one at a time, while seeking to provide balanced exposure to growth and value small-cap stocks and keeping sector weightings similar to the Russell Index.

      Looking ahead to 2007, the U.S. economy and stock market appear to be on solid footings. Although the housing and auto industries weathered sharp slowdowns in 2006, consumer spending remained surprisingly robust due to gains in personal income and declines in energy costs. Similarly, corporate spending on capital expenditures slowed mid year, but appears poised to reaccelerate in 2007 due to strong cash flows and healthy balance sheets.

      A moderating trend in inflation data has allowed the Federal Reserve Board (the Fed) to hold short-term interest rates steady since August 2006. We believe the Fed is likely to remain on the sidelines through the first half of 2007 unless there is an unexpected pick-up in inflation or slowdown in the economy. In the near term, small-caps could be vulnerable to profit-taking after their strong advance in the second half of last year. However, the current backdrop of low interest rates and low equity market volatility creates an environment that we consider favorable for small-cap relative performance.

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                   RIVERSOURCE VP - SMALL CAP ADVANTAGE FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

              RIVERSOURCE VP - SMALL CAP    RUSSELL 2000(R) INDEX   LIPPER SMALL-CAP CORE
                    ADVANTAGE FUND                                        FUNDS INDEX
10/1/99                 $10,000                    $10,000                 $10,000
12/31/99                $11,333                    $11,844                 $11,896
12/31/00                $11,804                    $11,486                 $12,720
12/31/01                $11,034                    $11,772                 $13,627
12/31/02                $ 9,151                    $ 9,361                 $11,007
12/31/03                $13,530                    $13,785                 $15,509
12/31/04                $16,039                    $16,311                 $18,358
12/31/05                $16,813                    $17,053                 $19,745
12/31/06                $18,779                    $20,186                 $22,450

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Small Cap Advantage Fund (from 10/1/99 to 12/31/06) as compared to the performance of two widely cited performance indices, the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 67

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Small Cap Value Fund

In 2006, the fiscal year-end for RiverSource Variable Portfolio Funds changed from Aug. 31 to Dec. 31. This annual report reflects this change.

RiverSource VP - Small Cap Value Fund rose 20.25% for the 12 months ended Dec. 31, 2006, underperforming the 23.48% return of its benchmark, the Russell 2000(R) Value Index (Russell Index). The Fund outperformed its peer group, as represented by the Lipper Small-Cap Value Funds Index, which advanced 17.13% for the period.

RiverSource VP - Small Cap Value Fund rose 9.99% for the four-month period Sept. 1 - Dec. 31, 2006. The Russell Index returned 10.09%, while the Lipper Small-Cap Value Funds Index returned 9.18% for the four-month period.

RiverSource VP - Small Cap Value Fund's portfolio is managed by four independent money management firms that each invest a portion of Fund assets in small company value stocks. The goal is to provide long-term capital appreciation. On April 24, 2006, River Road Asset Management, LLC (River Road) replaced both Goldman Sachs Asset Management, L.P. (GSAM) and Royce & Associates, LLC (Royce) as subadvisor to the Fund. As of Dec. 31, 2006, Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley) managed approximately 23%, Donald Smith & Co., Inc. (Donald Smith) managed approximately 22%, Franklin Portfolio Associates LLC (Franklin Portfolio) managed approximately 22%, and River Road managed approximately 33% of the Fund's assets.

Q: What factors most significantly affected results for your portion of the Fund for the period?

      BARROW, HANLEY: A significant underweighting in the financials sector, the worst performing sector in the Russell Index during the period, contributed positively to performance in our portion of the Fund. Also contributing to performance was a significant allocation to the industrials sector and the portfolio's positive stock selection within the information technology sector, specifically Mentor Graphics and Reynolds & Reynolds. Detracting from performance was the Fund's holdings in the consumer discretionary, energy and materials sector.

      The five best performers included Terex, Century Aluminum, Mentor Graphics, Reynolds & Reynolds and Regal-Beloit. The worst performing stocks were Valassis Communications, Encore Acquisition, Brunswick, Covenant Transport and Mercury Computer Systems.

      DONALD SMITH: There were a number of stocks that did well in 2006. Notable performers included Air France-KLM, Dillard's, Domtar, Knight Capital Group, Reliant Energy and Visteon. There were three major detractors to performance: Quanta Capital Holdings and PXRE, two reinsurance companies impacted by last year's hurricanes, and Sea Containers, a container transportation company.

      FRANKLIN PORTFOLIO: Poor stock selection detracted from performance as the market saw investors chasing stocks that displayed characteristics of poor quality. In addition, the economic signals were pointing to a slowing economy if not a recession. It is not unusual for our investment process to experience short-term underperformance during these turning points in the economic cycle.

      Regarding poor stock selection, four of the leading negative contributors were found within the consumer discretionary sector including the largest, Conns Inc., a specialty retailer that fell during the period. Also overweight positions in the construction industry hurt the portfolio as represented by homebuilder Technical Olympic and Building Materials Holding, a provider of residential construction services and building materials to professional homebuilders and contractors.

                            PERFORMANCE COMPARISON
                       For the year ended Dec. 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Small Cap Value Fund                                  +20.25%
Russell 2000(R) Value Index (unmanaged)                                +23.48%
Lipper Small-Cap Value Funds Index                                     +17.13%

(See "The Fund's Long-term Performance" for Index descriptions)

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

68 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Small Cap Value Fund

      RIVER ROAD: The two best performing sectors during the period were consumer discretionary and consumer staples. In addition, large exposure to the consumer discretionary and consumer staples sectors contributed positively to performance. Our portion of the Fund's consumer holdings benefited from a positive macroeconomic environment and numerous company-specific events. The three top performing holdings of our portion of the Fund during the period were all consumer-related, including: Mexico's largest chicken producer, Industrias Bachoco; the second largest independent Coke bottler, Coca-Cola Bottling Company Consolidated; and restaurant operator Jack in the Box, whose Qdoba unit is experiencing tremendous success.

      Poor stock selection in the energy, information technology and financials sectors detracted from performance during the period. Our portion of the Fund held smaller positions in these poorly performing sectors, which helped mitigate the effects of poor stock selection.

Q:    What changes did you make to your portion of the Fund?

      BARROW, HANLEY: Given our methodology, portfolio change significantly depends on finding companies with the potential for high fundamental improvement in our view. Alterations to the portfolio are, thus, evolutionary in nature. During the last 12 months the following stocks were eliminated: Chesapeake, Cost Plus, Tidewater, Kerzner International and Reynolds & Reynolds. Additions to the portfolio included: 21st Century Insurance Group, a personal auto insurance provider; Diebold, a developer of self-service transaction systems; MAXIMUS, a provider of operations and management solutions mainly to the government sector; Mercury Computer Systems, a manufacturer of embedded computer systems and software; EXCO Resources, a natural gas company; and American Axle & Mfg Holdings, a manufacturer of auto parts.

      DONALD SMITH: Stocks that performed well and that appreciated to large premiums-to-book value were sold. Included in this group were FBL Financial, Knight Capital Group, La Quinta (acquired during the period), Royal Group (acquired during the period) and UTStarcom. New positions were initiated in Domtar, Hutchinson Technology, Semiconductor Mfg Intl, Spansion, Stone Energy and Tech Data. On average, these stocks were purchased at prices close to their lows and at discounts to book value.

      FRANKLIN PORTFOLIO: Our normal trading activity consists of selling stocks out of the portfolio that have deteriorated and replacing them with stocks that are attractive in our view. The major change to the portfolio during the period was in response to the annual rebalancing of the Russell Index that occurred near the end of June 2006. Although the change in the Russell Index was smaller than it had been during the past several years, we have been repositioning the portfolio to track the Russell Index more closely. We did this by selling the stocks that left the Index and by buying the stocks that entered the Russell Index starting in June. We have continued to do this for several months.

      RIVER ROAD: Early in the period, we believed the market was going to face increasing investment headwinds. These headwinds were represented by higher energy prices, a Federal Reserve that was raising interest rates, and high relative valuations in our small-cap universe. As a result, we became increasingly focused on companies that we felt were less susceptible to rising interest rates and inflation, slowing economic growth and, perhaps, a downturn in the broader equity markets. Many of these defensive traits are central to our investment philosophy, including companies that have little or no debt and generate significant free cash flow.

      An additional trait we emphasized was the ability for a company to raise prices quickly. This ability creates a natural hedge against rising rates and inflation. This emphasis led to an increased investment within the grocery industry. Grocery stores can pass along price increases quickly and, during a period of decreased consumer spending, may benefit from an increase in sales of high margin, private label brands. In the wake of the Wal-Mart competitive scare, many grocery stocks are still attractively valued. Current grocery holdings include Village Super Market, Ruddick and convenience store operator Casey's General Stores. As a group, our current grocery-related holdings target a diverse geographic customer base. In addition, they continue to trade at an attractive discount to their values.

      Fortunately, with the decline in oil prices and strong market performance during the fourth quarter, these relatively defensive holdings still performed well. Village Super Market was one of the Fund's top performing holdings during the period, as was west coast grocery operator Arden, which we recently sold after it achieved our value price target.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 69

RiverSource VP - Small Cap Value Fund

Q:    How will you manage your portion of the Fund in the coming months?

      BARROW, HANLEY: Almost regardless of the economic or stock market outlook, we go about our business of managing our portion of the portfolio the same way --stock by stock, seeking the highest returns and lowest risk with no preconceived sector or industry preferences. Usually these company-specific opportunities come our way because we are willing to look beyond temporary difficulties and toward the long-term value of businesses.

      The current portfolio reflects the cumulative total of these individual opportunities during the last three or four years and, as such, is heavily weighted by beneficiaries of the expanding economy. We expect continued economic improvement and, for the individual companies, further progress toward the attainment of improved fundamentals and market values that reflect company prospects.

      The current, past and future construction of the portfolio should remain grounded in the discovery and exploitation of individual stock values more or less independent of sector or industry conditions. Those conditions may, as they have in the case of our industrials stocks currently, add to our portion of the Fund's performance -- or subtract from it --over time. The primary value added should continue to come from securities analysis one stock at a time.

      DONALD SMITH: Energy stocks and financials remain large underweights relative to the Russell Index as we generally find few stocks in these areas that meet our strict valuation criteria. Currently, the information technology sector is the largest sector weighting in our portion of the portfolio. The technology stocks we have purchased for the Fund's portfolio have healthy balance sheets with little debt and large cash positions. Companies with undervalued real estate, such as Dillard's, Genesis HealthCare and Lodgian, are also prominent in the portfolio. In addition, many of the holdings in our portion of the portfolio are positioned to be either direct or indirect beneficiaries of lower energy prices. An airline, such as Alaska Air Group, would be a direct beneficiary of lower fuel costs, while a retailer such as Dillard's or auto parts company such as Visteon would be indirect beneficiaries as less consumer dollars are spent on fuel and more on consumer goods.

      FRANKLIN PORTFOLIO: We continue to position the portfolio to emphasize stocks with the characteristics that we've identified as leading to long-term outperformance in the small-cap value universe. We emphasize stocks that have inexpensive valuations relative to their peers and their own history, and also have identifiable business or market momentum so that their potential can be realized. We perform this analysis within industries and sectors and we are careful to maintain sector and industry weights within the portfolio similar to those in the Russell Index. As stocks within the portfolio no longer have the desired characteristics, we look to replace them with stocks that meet our criteria.

      We believe the portfolio is well positioned for the current market environment. The portfolio remains well diversified across all economic sectors and industries and is focused on favorable stock specific attributes of valuation and positive momentum.

      RIVER ROAD: Heading into 2007, we see little change in the overall positioning for our portion of the Fund. With oil prices declining, interest rates still low, global liquidity abundant and merger and acquisition activity approaching pre-bubble levels, most Wall Street pundits are bullish on the market for 2007. Perhaps this is why we remain healthy skeptics. Or perhaps it is because valuations are high, the economy is clearly slowing and this rally is exceptionally long in the tooth by any historical standard. Either way, our strategy is to largely ignore market-based trends and consistently focus our efforts on finding those stocks that best represent the bottom-up, fundamental characteristics we seek through our value investment philosophy and process.


------------------------------------------------------------------------------

70 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Small Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2006

1 year                                         +20.25%
3 years                                        +15.14%
5 years                                        +13.08%
Since inception (8/14/01)                      +13.53%

SECTOR BREAKDOWN*

Percentage of portfolio assets at Dec. 31, 2006

Consumer Discretionary                           18.8%
Industrials                                      17.4%
Financials                                       14.3%
Information Technology                           13.2%     [PIE CHART]
Cash & Cash Equivalents(2)                        9.8%
Materials                                         7.9%
Other(1)                                         18.6%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Consumer Staples 7.0%, Energy 4.6%, Health Care 3.5%, Utilities
      2.6% and Telecommunication Services 0.9%.

(2) Of the 9.8%, 2.6% is due to security lending activity and 7.2% is the Fund's cash equivalent position.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

THE TEN LARGEST HOLDINGS

                                          PERCENT                VALUE
                                   (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2006)
AK Steel Holding                            1.5%              $ 9,830,730
Reliant Energy                              1.2                 7,588,140
Stillwater Mining                           1.2                 7,431,550
Regal-Beloit                                1.1                 7,151,862
Mentor Graphics                             1.1                 7,015,473
Spansion Cl A                               1.1                 6,862,348
Dillard's Cl A                              1.1                 6,773,689
Lear                                        1.0                 6,608,814
Industrias Bachoco ADR                      1.0                 6,438,232
AptarGroup                                  1.0                 6,349,752

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]      The 10 holdings listed here make up 11.3% of portfolio assets


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 71

RiverSource VP - Small Cap Value Fund

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                     RIVERSOURCE VP - SMALL CAP VALUE FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

              RIVERSOURCE VP - SMALL CAP                            LIPPER SMALL-CAP VALUE
                    VALUE FUND              RUSSELL 2000(R) INDEX         FUNDS INDEX
9/1/01                  $10,000                    $10,000                 $10,000
12/31/01                $10,704                    $10,383                 $10,394
12/31/02                $ 9,406                    $ 9,196                 $ 9,230
12/31/03                $12,967                    $13,429                 $13,617
12/31/04                $15,561                    $16,417                 $16,429
12/31/05                $16,459                    $17,191                 $17,653
12/31/06                $19,792                    $21,227                 $20,677

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Small Cap Value Fund (from 9/1/01 to 12/31/06) as compared to the performance of two widely cited performance indices, the Russell 2000(R) Value Index and the Lipper Small-Cap Value Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable subaccount or variable account. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-booK ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

72 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

FUND EXPENSES EXAMPLES
(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees and other expenses; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Dec. 31, 2006.

ACTUAL EXPENSES

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of each table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

RiverSource VP - Balanced Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING      ANNUALIZED
                                            JULY 1, 2006   DEC. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                  $     1,000     $   1,114.30    $       4.32        .82%
Hypothetical (5% return before expenses)   $     1,000     $   1,020.84    $       4.13        .82%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return of +11.43% for the six months ended Dec. 31, 2006.

RiverSource VP - Cash Management Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING      ANNUALIZED
                                            JULY 1, 2006   DEC. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                  $     1,000     $   1,023.60    $       3.08        .61%
Hypothetical (5% return before expenses)   $     1,000     $   1,021.89    $       3.07        .61%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return of +2.36% for the six months ended Dec. 31, 2006.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 73

RiverSource VP - Core Bond Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING      ANNUALIZED
                                            JULY 1, 2006   DEC. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                  $     1,000     $   1,045.40    $       4.23        .83%
Hypothetical (5% return before expenses)   $     1,000     $   1,020.79    $       4.18        .83%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return of +4.54% for the six months ended Dec. 31, 2006.

RiverSource VP - Diversified Bond Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING      ANNUALIZED
                                            JULY 1, 2006   DEC. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                  $     1,000     $   1,050.40    $       3.83        .75%
Hypothetical (5% return before expenses)   $     1,000     $   1,021.19    $       3.78        .75%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return of +5.04% for the six months ended Dec. 31, 2006.

RiverSource VP - Diversified Equity Income Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING      ANNUALIZED
                                            JULY 1, 2006   DEC. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                  $     1,000     $   1,102.10    $       4.93        .94%
Hypothetical (5% return before expenses)   $     1,000     $   1,020.24    $       4.73        .94%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b)   Based on the actual return of +10.21% for the six months ended 31, 2006.

RiverSource VP - Emerging Markets Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING      ANNUALIZED
                                            JULY 1, 2006   DEC. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                  $     1,000     $   1,254.40    $       8.54       1.52%
Hypothetical (5% return before expenses)   $     1,000     $   1,017.35    $       7.64       1.52%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return of +25.44% for the six months ended Dec. 31, 2006.

RiverSource VP - Fundamental Value Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING      ANNUALIZED
                                            JULY 1, 2006   DEC. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                  $     1,000     $   1,095.00    $       5.38       1.03%
Hypothetical (5% return before expenses)   $     1,000     $   1,019.80    $       5.19       1.03%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return of +9.50% for the six months ended Dec. 31, 2006.


------------------------------------------------------------------------------

74 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Global Bond Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING      ANNUALIZED
                                            JULY 1, 2006   DEC. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                  $     1,000     $   1,043.10    $      5.20        1.02%
Hypothetical (5% return before expenses)   $     1,000     $   1,019.85    $      5.14        1.02%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return of +4.31% for the six months ended Dec. 31, 2006.

RiverSource VP - Global Inflation Protected Securities Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING      ANNUALIZED
                                            JULY 1, 2006   DEC. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                  $     1,000     $   1,030.00    $      3.64         .72%
Hypothetical (5% return before expenses)   $     1,000     $   1,021.34    $      3.63         .72%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return of +3.00% for the six months ended Dec. 31, 2006.

RiverSource VP - Growth Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING      ANNUALIZED
                                            JULY 1, 2006   DEC. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                  $     1,000     $   1,121.50    $      5.24         .99%
Hypothetical (5% return before expenses)   $     1,000     $   1,020.00    $      4.99         .99%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return of +12.15% for the six months ended Dec. 31, 2006.

RiverSource VP - High Yield Bond Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING      ANNUALIZED
                                            JULY 1, 2006   DEC. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                  $     1,000     $   1,076.10    $      4.61         .89%
Hypothetical (5% return before expenses)   $     1,000     $   1,020.49    $      4.48         .89%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return of +7.61% for the six months ended Dec. 31, 2006.

RiverSource VP - Income Opportunities Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING      ANNUALIZED
                                            JULY 1, 2006   DEC. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                  $     1,000     $   1,067.00    $      4.74         .92%
Hypothetical (5% return before expenses)   $     1,000     $   1,020.34    $      4.63         .92%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return of +6.70% for the six months ended Dec. 31, 2006.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 75

RiverSource VP - International Opportunity Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                            JULY 1, 2006   DEC. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                  $     1,000     $   1,124.00    $      5.98        1.13%
Hypothetical (5% return before expenses)   $     1,000     $   1,019.30    $      5.69        1.13%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return of +12.40% for the six months ended Dec. 31, 2006.

RiverSource VP - Large Cap Equity Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                            JULY 1, 2006   DEC. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                  $     1,000     $   1,135.00    $      4.42         .83%
Hypothetical (5% return before expenses)   $     1,000     $   1,020.79    $      4.18         .83%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return of +13.50% for the six months ended Dec. 31, 2006.

RiverSource VP - Large Cap Value Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                            JULY 1, 2006   DEC. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                  $     1,000     $   1,142.90    $      5.56        1.04%
Hypothetical (5% return before expenses)   $     1,000     $   1,019.75    $      5.24        1.04%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return of +14.29% for the six months ended Dec. 31, 2006.

RiverSource VP - Mid Cap Growth Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                            JULY 1, 2006   DEC. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                  $     1,000     $   1,028.00    $      4.55         .90%
Hypothetical (5% return before expenses)   $     1,000     $   1,020.44    $      4.53         .90%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return of +2.80% for the six months ended Dec. 31, 2006.

RiverSource VP - Mid Cap Value Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                            JULY 1, 2006   DEC. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                  $     1,000     $   1,066.70    $      5.56        1.08%
Hypothetical (5% return before expenses)   $     1,000     $   1,019.55    $      5.44        1.08%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return of +6.67% for the six months ended Dec. 31, 2006.


------------------------------------------------------------------------------

76 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                            JULY 1, 2006   DEC. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                  $     1,000     $   1,124.90    $      2.65         .50%
Hypothetical (5% return before expenses)   $     1,000     $   1,022.44    $      2.52         .50%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return of +12.49% for the six months ended Dec. 31, 2006.

RiverSource VP - Select Value Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                            JULY 1, 2006   DEC. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                  $     1,000     $   1,080.40    $     5.65(c)       1.09%
Hypothetical (5% return before expenses)   $     1,000     $   1,019.50    $     5.49(c)       1.09%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return of +8.04% for the six months ended Dec. 31, 2006.

(c) Effective as of Jan. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Dec.
      31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.00% of the Fund's average daily net assets. If this change had been in place for the actual the entire six-month period ended Dec. 31, 2006, expenses paid would have been $4.88 and the hypothetical expenses paid would have been $4.73.

RiverSource VP - Short Duration U.S. Government Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                            JULY 1, 2006   DEC. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                  $     1,000     $   1,033.50    $      4.01         .79%
Hypothetical (5% return before expenses)   $     1,000     $   1,020.99    $      3.98         .79%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return of +3.35% for the six months ended Dec. 31, 2006.

RiverSource VP - Small Cap Advantage Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                            JULY 1, 2006   DEC. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                  $     1,000     $   1,051.30    $      5.47        1.07%
Hypothetical (5% return before expenses)   $     1,000     $   1,019.60    $      5.39        1.07%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return of +5.13% for the six months ended Dec. 31, 2006.

RiverSource VP - Small Cap Value Fund

                                             BEGINNING        ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                            JULY 1, 2006   DEC. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Actual(b)                                  $     1,000     $   1,093.70    $     6.68(c)      1.28%
Hypothetical (5% return before expenses)   $     1,000     $   1,018.55    $     6.44(c)      1.28%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return of +9.37% for the six months ended Dec. 31, 2006.

(c) Effective as of Jan. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Dec.
      31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.20% of the Fund's average daily net assets. If this change had been in place for the actual the entire six-month period ended Dec. 31, 2006, expenses paid would have been $6.52 and the hypothetical expenses paid would have been $6.29.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 77

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND LENGTH OF   PRINCIPAL OCCUPATION                   OTHER
AGE                      SERVICE                   DURING PAST FIVE YEARS                 DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member              Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006                Court, 1998-2005
Minneapolis, MN 55402
Age 52

---------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member              Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999                1999-2006; Chair, Board Services
Minneapolis, MN 55402                              Corporation (provides
Age 72                                             administrative services to boards);
                                                   former Governor of Minnesota

---------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member              Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004                Management, Bentley College; former
Minneapolis, MN 55402                              Dean, McCallum Graduate School of
Age 56                                             Business, Bentley College

---------------------------------------------------------------------------------------------------------------------------
Anne P. Jones            Board member              Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72

---------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind          Board member              Former Managing Director, Shikiar      American Progressive Insurance
901 S. Marquette Ave.    since 2005                Asset Management
Minneapolis, MN 55402
Age 71

---------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member              President Emeritus and Professor of    Valmont Industries, Inc.
901 S. Marquette Ave.    since 2002 and Chair of   Economics, Carleton College            (manufactures irrigation systems)
Minneapolis, MN 55402    the Board since 2007
Age 68

---------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member              Director, Enterprise Asset             Strategic Distribution, Inc.
901 S. Marquette Ave.    since 2004                Management, Inc. (private real         (transportation, distribution and
Minneapolis, MN 55402                              estate and asset management company)   logistics consultants)
Age 54

---------------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor*          Board member              President and Chief Executive
901 S. Marquette Ave.    since 2006                Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                              Insurance Company, Inc. since 1999
Age 53

---------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member              Chief Executive Officer, RiboNovix,    Hybridon, Inc. (biotechnology);
901 S. Marquette Ave.    since 2002                Inc. since 2003 (biotechnology);       American Healthways, Inc. (health
Minneapolis, MN 55402                              former President, Forester Biotech     management programs)
Age 62

---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

78 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS**

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND LENGTH OF   PRINCIPAL OCCUPATION                      OTHER
AGE                                 SERVICE                   DURING PAST FIVE YEARS                    DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------
William F. Truscott                 Board member              President - U.S. Asset Management and
53600 Ameriprise Financial Center   since 2001,               Chief Investment Officer, Ameriprise
Minneapolis, MN 55474               Vice President            Financial, Inc. and President, Chairman
Age 46                              since 2002                of the Board and Chief Investment
                                                              Officer, RiverSource Investments, LLC
                                                              since 2005; President, Ameriprise
                                                              Certificate Company since 2006; Senior
                                                              Vice President - Chief Investment
                                                              Officer, Ameriprise Financial, Inc. and
                                                              Chairman of the Board and Chief
                                                              Investment Officer, RiverSource
                                                              Investments, LLC, 2001-2005

---------------------------------------------------------------------------------------------------------------------

 * Vikki L. Pryor resigned as a member of the Board, effective Jan. 11, 2007.

** Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                              POSITION HELD
ADDRESS,                           WITH FUND AND LENGTH
AGE                                OF SERVICE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
Patrick T. Bannigan                President since            Senior Vice President - Asset Management, RiverSource
172 Ameriprise Financial Center    2006                       Investments, LLC since 2006; Managing Director and Global Head
Minneapolis, MN 55474                                         of Product, Morgan Stanley Investment Management, 2004-2006;
Age 41                                                        President, Touchstone Investments, 2002-2004; Director of
                                                              Strategic Planning, Evergreen Investments, 1995-2002

-----------------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley                 Vice President             Executive Vice President - Equity and Fixed Income, Ameriprise
172 Ameriprise Financial Center    since 2004                 Financial, Inc. and RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                                         Vice President - Investments, Ameriprise Certificate Company
Age 42                                                        since 2003; Senior Vice President - Fixed Income, Ameriprise
                                                              Financial, Inc., 2002-2006 and RiverSource Investments, LLC,
                                                              2004-2006; Managing Director, Zurich Global Assets, 2001-2002

-----------------------------------------------------------------------------------------------------------------------------
Amy K. Johnson                     Vice President             Vice President - Asset Management and Trust Company Services,
5228 Ameriprise Financial Center   since 2006                 RiverSource Investments, LLC since 2006; Vice President -
Minneapolis, MN 55474                                         Operations and Compliance, RiverSource Investments, LLC,
Age 41                                                        2004-2006; Director of Product Development - Mutual Funds,
                                                              Ameriprise Financial, Inc., 2001-2004

-----------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                     Treasurer since            Vice President - Investment Accounting, Ameriprise Financial,
105 Ameriprise Financial Center    2002                       Inc. since 2002; Vice President - Finance, American Express
Minneapolis, MN 55474                                         Company, 2000-2002
Age 51

-----------------------------------------------------------------------------------------------------------------------------
Scott R. Plummer                   Vice President, General    Vice President and Chief Counsel - Asset Management, Ameriprise
5228 Ameriprise Financial Center   Counsel and Secretary      Financial, Inc. since 2005; Vice President, General Counsel and
Minneapolis, MN 55474              since 2006                 Secretary, Ameriprise Certificate Company since 2005; Vice
Age 47                                                        President - Asset Management Compliance, Ameriprise Financial,
                                                              Inc., 2004-2005; Senior Vice President and Chief Compliance
                                                              Officer, U.S. Bancorp Asset Management, 2002-2004; Second Vice
                                                              President and Assistant General Counsel, Hartford Life,
                                                              2001-2002

-----------------------------------------------------------------------------------------------------------------------------
Jennifer D. Lammers                Chief Compliance Officer   U.S. Asset Management Chief Compliance Officer, RiverSource
172 Ameriprise Financial Center    since 2006                 Investments, LLC since 2006; Director - Mutual Funds, Voyageur
Minneapolis, MN 55474                                         Asset Management, 2003-2006; Director of Finance, Voyageur
Age 46                                                        Asset Management, 2000-2003

-----------------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                     Money Laundering           Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial Center   Prevention Officer since   Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Minneapolis, MN 55474              2004                       Laundering, Ameriprise Financial, Inc., 2003-2004; Compliance
Age 43                                                        Director and Bank Secrecy Act Officer, American Express
                                                              Centurion Bank, 2000-2003

-----------------------------------------------------------------------------------------------------------------------------

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 79

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND SUBADVISORY AGREEMENTS

For VP - Select Value:

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Fund operates under an order from the Securities and Exchange Commission that permits the investment manager, subject to the approval of the Board, to appoint unaffiliated subadvisers or change the terms of subadvisory agreements without first obtaining shareholder approval. As a basis for making its determination, the Board monitors the investment performance of the Fund throughout the year using a number of benchmarks and comparison periods of one, three and five years, as well as the entire period during which the subadviser has managed its portion of the investment portfolio. On an annual basis the Board assesses the operating capabilities of the subadviser, such as adherence to the investment strategies of the Fund, compliance with its code of ethics and all applicable legal requirements, and its working relationship with the investment manager, through reports prepared by the investment manager. During the year, if there is a change in the composition of the subadviser's management team or if other circumstances so require, the Board will re-assess the operating capabilities. The Board also considers the fees paid by the investment manager to the subadviser and any business relationships that exist between the investment manager and its affiliates and the subadviser. Based on its review and evaluation, at meetings of the Board held in July and September 2006, the Board, including a majority of its independent members, approved the recommendation of RiverSource Investments to terminate the subadvisory agreement with GAMCO Asset Management Inc. ("GAMCO") and to approve new subadvisory agreements with Systematic Financial Management, L.P., an affiliate of Affiliated Managers Group ("Systematic") and WEDGE Capital Management L.L.P. ("WEDGE"), which became effective on Sept. 29, 2006.

In evaluating the recommendation to hire Systematic and WEDGE as subadvisers to the Fund, the Board considered, among other factors:

o The favorable history, reputation, qualification and background of each subadviser, as well as the qualifications of each subadviser's personnel and its financial condition.

o The expertise that each subadviser offers in providing portfolio management services to other similar portfolios and the performance history of those portfolios.

o     Each subadviser's proposed investment strategy for the Fund.

o Each subadviser's long- and short-term performance relative to comparable mutual funds and unmanaged indexes.

o     The compliance program of the subadviser.

o Fund expenses, including the fees charged by the subadvisers to provide subadvisory services.

The terms of the subadvisory agreements are consistent with the language of the registration statement of the Fund and the IMS Agreement between the Fund and RiverSource Investments.

Based on the foregoing analysis, the Board determined that the proposed contracts were fair and reasonable in light of the nature, extent and quality of services provided. The Board concluded by approving each of the subadvisory agreements.


------------------------------------------------------------------------------

80 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE VARIABLE PORTFOLIO -- INCOME SERIES, INC.

RIVERSOURCE VARIABLE PORTFOLIO -- INVESTMENT SERIES, INC.

RIVERSOURCE VARIABLE PORTFOLIO -- MANAGED SERIES, INC.

RIVERSOURCE VARIABLE PORTFOLIO -- MANAGERS SERIES, INC.

RIVERSOURCE VARIABLE PORTFOLIO -- MONEY MARKET SERIES, INC.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of RiverSource VP - Core Bond Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund and RiverSource VP - Short Duration U.S. Government Fund (funds within RiverSource Variable Portfolio -Income Series, Inc.), RiverSource VP - Emerging Markets Fund, RiverSource VP - Growth Fund, RiverSource VP - International Opportunity Fund, RiverSource VP - Large Cap Equity Fund, RiverSource VP - Large Cap Value Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund, RiverSource VP - S&P 500 Index Fund and RiverSource VP - Small Cap Advantage Fund (funds within RiverSource Variable Portfolio - Investment Series, Inc.), RiverSource VP - Balanced Fund and RiverSource VP - Diversified Equity Income Fund (funds within RiverSource Variable Portfolio - Managed Series, Inc.), RiverSource VP - Fundamental Value Fund, RiverSource VP - Select Value Fund and RiverSource VP - Small Cap Value Fund (funds within RiverSource Variable Portfolio - Managers Series, Inc.) and RiverSource VP - Cash Management Fund (fund within RiverSource Variable Portfolio - Money Market Series, Inc.), as of December 31, 2006, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource VP - Core Bond Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP -Income Opportunities Fund, RiverSource VP - Short Duration U.S. Government Fund, RiverSource VP - Emerging Markets Fund, RiverSource VP - Growth Fund, RiverSource VP - International Opportunity Fund, RiverSource VP - Large Cap Equity Fund, RiverSource VP - Large Cap Value Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund, RiverSource VP - S&P 500 Index Fund, RiverSource VP - Small Cap Advantage Fund, RiverSource VP - Balanced Fund, RiverSource VP - Diversified Equity Income Fund, RiverSource VP
- Fundamental Value Fund, RiverSource VP - Select Value Fund, RiverSource VP - Small Cap Value Fund and RiverSource VP - Cash Management Fund, as of December 31, 2006, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

February 20, 2007


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 81

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

RiverSource Variable Portfolio Funds

                                                                                                RIVERSOURCE VP -   RIVERSOURCE VP -
                                                                             RIVERSOURCE VP -         CASH              CORE
                                                                                BALANCED           MANAGEMENT           BOND
DEC. 31, 2006                                                                     FUND                FUND              FUND
ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers*
      (identified cost $1,759,175,039, $1,056,561,446 and $70,753,073)       $  2,035,539,393   $  1,056,561,446   $     70,430,219
   Affiliated money market fund
   (identified cost $115,755,906 for RiverSource VP - Balanced Fund
   and $4,060,302 for RiverSource VP - Core Bond Fund) (Note 10)                115,755,906                 --          4,060,302
-----------------------------------------------------------------------------------------------------------------------------------
Total investments in securities                                                 2,151,295,299      1,056,561,446         74,490,521
   (identified cost $1,874,930,945, $1,056,561,446 and $74,813,375)
Cash in bank on demand deposit                                                             --             31,513                995
Foreign currency holdings for RiverSource VP - Core Bond Fund (identified
   cost $43,814) (Note 1)                                                                  --                 --             45,610
Receivable for investment securities sold                                          22,555,925                 --            513,114
Dividends and accrued interest receivable                                           7,040,244          3,073,857            474,192
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                    2,180,891,468      1,059,666,816         75,524,432
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                       6,361                 --                 --
Dividends payable to shareholders (Note 1)                                                 --          3,772,176            210,707
Payable for investment securities purchased                                         6,864,121                 --            509,779
Payable for securities purchased on a forward-commitment basis (Note 1)            52,874,980                 --          8,676,070
Unrealized depreciation on swap transactions, at value (Note 9)                       132,008                 --             11,546
Accrued investment management services fee                                            846,715            275,142             25,084
Accrued distribution fee                                                              204,995            104,488              6,532
Accrued transfer agency fee                                                            98,394             50,153              3,135
Accrued administrative services fee                                                    87,956             47,753              3,658
Payable upon return of securities loaned (Note 6)                                  45,579,375                 --                 --
Other accrued expenses                                                                452,258            150,046             34,977
Forward sale commitments, at value (proceeds receivable $2,968,125 for
   RiverSource VP - Balanced Fund) (Note 1)                                         2,948,436                 --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                 110,095,599          4,399,758          9,481,488
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                           $  2,070,795,869   $  1,055,267,058   $     66,042,944
===================================================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value ($.001 for RiverSource VP - Balanced Fund)
   (Note 1)                                                                  $        132,634   $     10,556,434   $         67,297
Additional paid-in capital                                                      1,792,114,543      1,044,711,592         66,958,425
Undistributed net investment income                                                 3,552,008                 --              8,636
Accumulated net realized gain (loss) (Note 13)                                     (1,012,593)              (968)          (627,406)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies (Notes 7
   and 9)                                                                         276,009,277                 --           (364,008)
-----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock     $  2,070,795,869   $  1,055,267,058   $     66,042,944
===================================================================================================================================
Shares outstanding                                                                132,634,421      1,055,643,426          6,729,729
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                       $          15.61   $           1.00   $           9.81
-----------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                             $     44,224,685   $             --   $             --
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

82 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                              RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                                                                 DIVERSIFIED        DIVERSIFIED        EMERGING
                                                                                    BOND           EQUITY INCOME        MARKETS
DEC. 31, 2006                                                                       FUND              FUND               FUND
ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers *
      (identified cost $2,786,448,153, $2,868,949,753 and $430,437,153)       $  2,779,432,185   $  3,414,010,230   $   519,215,985
   Affiliated money market fund
      (identified cost $367,744,020, $68,382,998 and $26,987,118) (Note 10)        367,744,020         68,382,998        26,987,118
------------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $3,154,192,173, $2,937,332,751 and $457,424,271)             3,147,176,205      3,482,393,228       546,203,103
Cash in bank on demand deposit                                                          64,660                 --             1,028
Foreign currency holdings (identified cost $1,466,270 for RiverSource VP
   - Diversified Bond Fund and $1,818,208 for RiverSource VP - Emerging
      Markets Fund) (Note 1)                                                         1,526,881                 --         1,813,551
Receivable for investment securities sold                                           82,915,251          7,572,605           490,134
Dividends and accrued interest receivable                                           18,984,084          4,804,211            80,995
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                     3,250,667,081      3,494,770,044       548,588,811
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                           --                 11                --
Dividends payable to shareholders (Note 1)                                           9,913,038                 --                --
Payable for investment securities purchased                                         64,357,787         26,424,099           295,309
Payable for securities purchased on a forward-commitment basis (Note 1)            325,676,209                 --                --
Unrealized depreciation on swap transactions, at value (Note 9)                        467,838                 --                --
Accrued investment management services fee                                             982,560          1,531,470           452,469
Accrued distribution fee                                                               268,309            336,264            51,955
Accrued transfer agency fee                                                            128,784            161,401            24,938
Accrued administrative services fee                                                    134,743            137,399            33,153
Payable upon return of securities loaned (Note 6)                                  103,523,750         19,669,800                --
Other accrued expenses                                                                 395,099            422,567            93,377
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                  505,848,117         48,683,011           951,201
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                            $  2,744,818,964   $  3,446,087,033   $   547,637,610
====================================================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                      $      2,621,164   $      2,226,594   $       315,628
Additional paid-in capital                                                       2,892,586,085      2,860,759,558       427,057,364
Undistributed (excess of distributions over) net investment income                     349,619          3,542,176          (137,137)
Accumulated net realized gain (loss) (Note 13)                                    (141,742,617)        34,497,933        31,627,508
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies
      (Notes 7 and 9)                                                               (8,995,287)       545,060,772        88,774,247
------------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock      $  2,744,818,964   $  3,446,087,033   $   547,637,610
====================================================================================================================================
Shares outstanding                                                                 262,116,403        222,659,395        31,562,840
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                        $          10.47   $          15.48   $         17.35
------------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                              $    100,528,280   $     18,672,913   $            --
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 83

RiverSource Variable Portfolio Funds

                                                                            RIVERSOURCE VP -  RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                              FUNDAMENTAL          GLOBAL         GLOBAL INFLATION
                                                                                 VALUE              BOND        PROTECTED SECURITIES
DEC. 31, 2006                                                                    FUND               FUND                 FUND
ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers
      (identified cost $351,747,534, $732,711,123 and $531,101,473)         $    382,221,871  $    750,888,320  $       539,239,802
Affiliated money market fund
      (identified cost $20,893,483, $40,757,916 and $35,514,748) (Note 10)        20,893,483        40,757,916           35,514,748
------------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $372,641,017, $773,469,039 and $566,616,221)                 403,115,354       791,646,236          574,754,550
Foreign currency holdings (identified cost $34,151 for RiverSource VP -
   Fundamental Value
       Fund and $682,607 for RiverSource VP - Global Bond Fund) (Note 1)              33,974           681,438                   --
Receivable for investment securities sold                                                 --            39,699                   --
Dividends and accrued interest receivable                                            495,128        10,568,451            4,866,684
Unrealized appreciation on foreign currency contracts held, at value
   (Note 5)                                                                               --           397,260            2,459,607
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                     403,644,456       803,333,084          582,080,841
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                         --            97,434                   --
Dividends payable to shareholders (Note 1)                                                --         1,306,030                   --
Payable for investment securities purchased                                        6,444,958        12,181,484                   --
Payable for securities purchased on a forward-commitment basis (Note 1)                   --         6,883,342                   --
Unrealized depreciation on foreign currency contracts held, at value
   (Note 5)                                                                               --           200,164                5,926
Unrealized depreciation on swap transactions, at value (Note 9)                           --           135,240                   --
Accrued investment management services fee                                           219,703           428,033              196,668
Accrued distribution fee                                                              37,621            77,179               55,872
Accrued transfer agency fee                                                           18,057            37,045               26,818
Accrued administrative services fee                                                   18,057            48,293               31,039
Other accrued expenses                                                                35,874           116,450               73,046
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                  6,774,270        21,510,694              389,369
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                          $    396,870,186  $    781,822,390  $       581,691,472
====================================================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                    $        363,553  $        717,073  $           596,133
Additional paid-in capital                                                       366,032,473       763,772,968          591,910,070
Excess of distributions over net investment income                                        --          (417,435)         (18,528,196)
Accumulated net realized gain (loss) (Note 13)                                            --          (562,557)          (2,918,913)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies
      (Notes 5, 7  and 9)                                                         30,474,160        18,312,341           10,632,378
------------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital
   stock                                                                    $    396,870,186  $    781,822,390  $       581,691,472
====================================================================================================================================
Shares outstanding                                                                36,355,344        71,707,326           59,613,312
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                      $          10.92  $          10.90  $              9.76
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

84 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                              RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                            RIVERSOURCE VP -     HIGH YEILD           INCOME
                                                                                GROWTH              BOND           OPPORTUNITIES
DEC. 31, 2006                                                                    FUND               FUND               FUND
ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers*
      (identified cost $555,936,728, $1,151,167,612 and $378,759,197)       $    612,000,845  $  1,170,178,469  $       384,540,058
   Affiliated money market fund
      (identified cost $24,044,598, $42,251,953 and $26,802,813) (Note 10)        24,044,598        42,251,953           26,802,813
------------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $579,981,326, $1,193,419,565 and $405,562,010)               636,045,443     1,212,430,422          411,342,871
Cash in bank on demand deposit                                                         1,537                --                   --
Foreign currency holdings for RiverSource VP - Growth Fund
   (identified cost $2,395) (Note 1)                                                   2,461                --                   --
Receivable for investment securities sold                                         10,116,780            24,207                   --
Dividends and accrued interest receivable                                          1,167,348        20,673,377            6,122,614
Other receivable                                                                          --            91,484                   --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                     647,333,569     1,233,219,490          417,465,485
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                         --                --               41,789
Dividends payable to shareholders (Note 1)                                                --         7,760,703            2,213,275
Payable for investment securities purchased                                        6,247,324           776,675            1,532,242
Payable for securities purchased on a forward-commitment basis (Note 1)                   --         6,304,144            3,905,775
Accrued investment management services fee                                           303,230           565,023              190,215
Accrued distribution fee                                                              63,174           120,612               38,979
Accrued transfer agency fee                                                           30,322            57,892               18,709
Accrued administrative services fee                                                   29,782            63,851               21,828
Payable upon return of securities loaned (Note 6)                                       --           1,616,000                   --
Other accrued expenses                                                               141,423           279,722               42,327
Options contracts written at value (premium received, $710,816
   for VP - Growth  Fund) (Note 8)                                                   788,025                --                   --
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                  7,603,280        17,544,622            8,005,139
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                          $    639,730,289  $  1,215,674,868  $       409,460,346
====================================================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                    $        853,104  $      1,773,604  $           396,869
Additional paid-in capital                                                       675,628,377     1,409,849,550          402,145,288
Undistributed net investment income                                                  792,279         1,658,951                   --
Accumulated net realized gain (loss) (Note 13)                                   (93,531,928)     (216,709,578)           1,137,328
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                 55,988,457        19,102,341            5,780,861
------------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock    $    639,730,289  $  1,215,674,868  $       409,460,346
====================================================================================================================================
Shares outstanding                                                                85,310,379       177,360,389           39,686,904
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                      $           7.50  $           6.85  $             10.32
------------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                            $             --  $      1,540,000  $                --
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 85

RiverSource Variable Portfolio Funds

                                                                             RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                                                               INTERNATIONAL       LARGE CAP          LARGE CAP
                                                                                OPPORTUNITY          EQUITY             VALUE
DEC. 31, 2006                                                                      FUND               FUND               FUND
ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers*
     (identified cost $1,008,434,926, $3,094,457,138 and $20,540,210)        $  1,298,698,768   $  3,546,728,183   $     23,656,647
   Affiliated money market fund
     (identified cost $24,975,398, $189,743,159, and $1,714,470) (Note 10)         24,975,398        189,743,159          1,714,470
-----------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $1,033,410,324, $3,284,200,297, and $22,254,680)            1,323,674,166      3,736,471,342         25,371,117
Cash in bank on demand deposit                                                         15,517             39,590                327
Foreign currency holdings for RiverSource VP - International Opportunity
   Fund and RiverSource VP - Large Cap Equity Fund (identified cost
   $2,468, 356  and $855,880 respectively) (Note 1)                                 2,456,101            862,183                 --
Receivable for investment securities sold                                              51,043         24,253,495             10,851
Dividends and accrued interest receivable                                             924,998          5,690,937             30,316
Reclaims receivable                                                                   792,609                 --                 --
Unrealized appreciation on foreign currency contracts held, at value
   (Note 5)                                                                             3,567                 --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                    1,327,918,001      3,767,317,547         25,412,611
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investment securities purchased                                         7,175,008         14,844,335              9,289
Unrealized depreciation on swap transactions, at value (Note 9)                            --              9,302                 --
Accrued investment management services fee                                            772,066          1,679,744             11,882
Accrued distribution fee                                                              129,003            371,568              2,476
Accrued administrative services fee                                                    78,200            148,696              1,188
Accrued transfer agency fee                                                            61,919            178,346              1,188
Payable upon return of securities loaned (Note 6)                                   8,673,000         10,739,000                 --
Other accrued expenses                                                                299,766            459,348             25,489
Options contracts written, at value (premiums received,
   $1,360,071 for RiverSource VP - Large Cap Equity Fund) (Note 8)                         --          1,507,780                 --
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                  17,188,962         29,938,119             51,512
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                           $  1,310,729,039   $  3,737,379,428   $     25,361,099
===================================================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                     $        993,949   $      1,492,524   $         20,743
Additional paid-in capital                                                      1,457,770,548      3,492,452,739         22,255,835
Undistributed (excess of distributions over) net investment income                 (3,212,601)         4,048,156              3,711
Accumulated net realized gain (loss) (Note 13)                                   (435,185,853)      (212,985,345)           (35,627)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies
      (Notes 5, 7 and 9)                                                          290,362,996        452,371,354          3,116,437
-----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock     $  1,310,729,039   $  3,737,379,428   $     25,361,099
===================================================================================================================================
Shares outstanding                                                                 99,394,884        149,252,411          2,074,264
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                       $          13.19   $          25.04   $          12.23
-----------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                             $      7,968,310   $      9,916,664   $             --
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

86 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                             RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                                                                 MID CAP             MID CAP           S&P 500
                                                                                  GROWTH              VALUE             INDEX
DEC. 31, 2006                                                                      FUND               FUND               FUND
ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers*
     (identified cost $638,880,414, $338,395,311 and $298,758,392)           $    652,189,853   $    363,742,799   $    385,299,617
   Affiliated money market fund
     (identified cost $41,780,759, $10,451,921 and $6,076,431) (Note 10)           41,780,759         10,451,921          6,076,431
-----------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $680,661,173, $348,847,232 and $304,834,823)                  693,970,612        374,194,720        391,376,048
Cash in bank on demand deposit                                                             --                 --                328
Expense reimbursement receivable from the Investment Manager                               --                 --            138,671
Receivable for investment securities sold                                             924,554                 --             60,924
Dividends and accrued interest receivable                                             241,378            633,374            529,398
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                      695,136,544        374,828,094        392,105,369
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investment securities purchased                                                --          4,003,358             22,443
Accrued investment management services fee                                            392,121            199,001             68,264
Accrued distribution fee                                                               70,022             35,536             38,787
Accrued transfer agency fee                                                            33,610             17,057             18,617
Accrued administrative services fee                                                    32,795             17,057             18,617
Payable upon return of securities loaned (Note 6)                                   4,678,800                 --                 --
Other accrued expenses                                                                139,073             83,310             88,388
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                   5,346,421          4,355,319            255,116
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                           $    689,790,123   $    370,472,775   $    391,850,253
===================================================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                     $        604,078   $        274,720   $        408,471
Additional paid-in capital                                                      1,789,498,947        346,119,792        304,758,788
Undistributed (excess of distributions over) net investment income                     31,821            (89,293)           548,565
Accumulated net realized gain (loss) (Note 13)                                 (1,113,654,162)        (1,179,932)          (409,503)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies (Note 7)         13,309,439         25,347,488         86,543,932
-----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock     $    689,790,123   $    370,472,775   $    391,850,253
===================================================================================================================================
Shares outstanding                                                                 60,407,816         27,471,975         40,847,131
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                       $          11.42   $          13.49   $           9.59
-----------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                             $      4,553,934   $             --   $             --
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 87

RiverSource Variable Portfolio Funds

                                                                             RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                                                                  SELECT         SHORT DURATION       SMALL CAP
                                                                                  VALUE         U.S. GOVERNMENT       ADVANTAGE
DEC. 31, 2006                                                                      FUND               FUND              FUND
ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers*
   (identified cost $26,380,520, $489,298,912 and $198,284,179)              $     27,764,781   $    487,143,485   $    216,496,004
   Affiliated money market fund
     (identified cost $668,002, $668,494 and $3,218,242) (Note 10)                    668,002            668,494          3,218,242
-----------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
     (identified cost $27,048,522, $489,967,406, and $201,502,421)                 28,432,783        487,811,979   $    219,714,246
Cash in bank on demand deposit                                                             --                 --              2,142
Foreign currency holdings for RiverSource VP - Select Value Fund
   (identified cost $1,512) (Note 1)                                                    1,521                 --                 --
Receivable for investment securities sold                                             312,264          3,111,552          6,687,636
Dividends and accrued interest receivable                                              25,662          3,145,228            205,488
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                       28,772,230        494,068,759        226,609,512
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                         170                 --                 --
Dividends payable to shareholders (Note 1)                                                 --          1,402,735                 --
Payable for investment securities purchased                                           249,012          3,066,100          5,887,435
Payable for securities purchased on a forward-commitment basis (Note 1)                    --         32,215,025                 --
Accrued investment management services fee                                             17,656            174,943            138,803
Accrued distribution fee                                                                2,829             45,559             21,963
Accrued transfer agency fee                                                             1,358             21,867             10,542
Accrued administrative services fee                                                     1,358             25,512             14,056
Payable upon return of securities loaned (Note 6)                                          --                 --            664,000
Other accrued expenses                                                                 20,723            103,387             74,041
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                     293,106         37,055,128          6,810,840
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                           $     28,479,124   $    457,013,631   $    219,798,672
===================================================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                     $         25,039   $        451,085   $        168,742
Additional paid-in capital                                                         26,794,997        470,620,437        192,534,085
Undistributed (excess of distributions over) net investment income                     13,790            (83,879)             2,340
Accumulated net realized gain (loss) (Note 13)                                        261,030        (12,114,878)         8,881,680
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies (Note 7)          1,384,268         (1,859,134)        18,211,825
-----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock     $     28,479,124   $    457,013,631   $    219,798,672
===================================================================================================================================
Shares outstanding                                                                  2,503,889         45,108,468         16,874,236
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                       $          11.37   $          10.13   $          13.03
-----------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                             $             --   $             --   $        616,170
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

88 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                           RIVERSOURCE VP -
                                                                              SMALL CAP
                                                                                VALUE
DEC. 31, 2006                                                                    FUND
ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers*
      (identified cost $506,886,794)                                       $    573,241,632
   Affiliated money market fund
      (identified cost $62,517,146) (Note 10)                                    62,517,146
-------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $569,403,940)                                               635,758,778
Cash in bank on demand deposit                                                        2,507
Receivable for investment securities sold                                         8,206,014
Dividends and accrued interest receivable                                           418,368
-------------------------------------------------------------------------------------------
Total assets                                                                    644,385,667
-------------------------------------------------------------------------------------------
LIABILITIES
Payable for investment securities purchased                                       8,562,968
Accrued investment management services fee                                          460,614
Accrued distribution fee                                                             60,560
Accrued transfer agency fee                                                          29,068
Accrued administrative services fee                                                  38,322
Payable upon return of securities loaned (Note 6)                                16,505,900
Other accrued expenses                                                               99,540
-------------------------------------------------------------------------------------------
Total liabilities                                                                25,756,972
-------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                         $    618,628,695
===========================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                   $        415,536
Additional paid-in capital                                                      534,575,868
Undistributed net investment income                                                 337,561
Accumulated net realized gain (loss) (Note 13)                                   16,944,892
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                66,354,838
-------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock   $    618,628,695
===========================================================================================
Shares outstanding                                                               41,553,625
-------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                     $          14.89
-------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                           $     15,612,752
-------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 89

STATEMENTS OF OPERATIONS

RiverSource Variable Portfolio Funds

                                                             RIVERSOURCE VP - BALANCED FUND   RIVERSOURCE VP - CASH MANAGEMENT FUND
                                                              PERIOD ENDED      YEAR ENDED     PERIOD ENDED         YEAR ENDED
                                                            DEC. 31, 2006(a)  AUG. 31, 2006  DEC. 31, 2006(a)       AUG. 31, 2006
INVESTMENT INCOME
Income:
Dividends                                                   $      9,206,939  $  36,616,054  $             --  $                 --
Interest                                                          11,850,745     39,923,037        17,825,567            35,217,690
Income distributions from affiliated money market fund
   (Note 10)                                                       1,160,067             --                --                    --
Fee income from securities lending (Note 6)                           24,438        191,300                --                    --
   Less foreign taxes withheld                                       (95,790)       (84,794)               --                    --
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                      22,146,399     76,645,597        17,825,567            35,217,690
------------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 3,770,059     11,773,679         1,115,733             3,099,857
Distribution fee                                                     847,080      2,821,196          423,265                940,713
Transfer agency fee                                                  406,585        652,017           203,160               246,070
Administrative services fees and expenses                            363,485      1,246,324           193,956               447,159
Custodian fees                                                       109,647        229,150            28,600                63,635
Compensation of board members                                         10,981         20,913             6,791                11,730
Printing and postage                                                 157,800        577,375            44,000               194,040
Professional fees                                                     21,224         27,000            16,200                21,500
Other                                                                 21,093         40,506             7,828                14,364
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                     5,707,954     17,388,160         2,039,533             5,039,068
   Earnings and bank fee credits on cash balances (Note 2)            (1,594)        (2,918)           (1,156)               (3,315)
------------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                 5,706,360     17,385,242         2,038,377             5,035,753
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                   16,440,039     59,260,355        15,787,190            30,181,937
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                 50,059,770    134,095,911             1,627                  (798)
   Foreign currency transactions                                      (2,771)      (124,615)               --                    --
   Futures contracts                                                 617,131      1,604,234                --                    --
   Swap transactions                                                 238,151           (944)               --                    --
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                           50,912,281    135,574,586             1,627                  (798)
Net change in unrealized appreciation (depreciation) on
    investments and on translation of assets and liabilities in
      foreign currencies                                          86,221,470    (29,065,213)               --                    --
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            137,133,751    106,509,373             1,627                  (798)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               $    153,573,790  $ 165,769,728  $     15,788,817  $         30,181,139
====================================================================================================================================

(a)   For the period from Sept. 1, 2006 to Dec. 31, 2006

See accompanying notes to financial statements.


------------------------------------------------------------------------------

90 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                           RIVERSOURCE VP -   CORE BOND FUND RIVERSOURCE VP -  DIVERSIFIED BOND FUND
                                                              PERIOD ENDED     YEAR ENDED      PERIOD ENDED         YEAR ENDED
                                                            DEC. 31, 2006(a)  AUG. 31, 2006  DEC. 31, 2006(a)      AUG. 31, 2006
INVESTMENT INCOME
Income:
Interest                                                    $      1,002,492  $   2,907,966  $     38,415,672  $    96,130,706
Income distributions from affiliated money market fund
   (Note 10)                                                          67,945             --         5,653,065               --
Fee income from securities lending (Note 6)                               --             --           103,452          530,882
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                       1,070,437      2,907,966        44,172,189       96,661,588
------------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                   100,468        333,535         3,821,877       10,386,439
Distribution fee                                                      26,164         75,382         1,039,343        2,445,873
Transfer agency fee                                                   12,558         18,540           498,868          620,106
Administrative services fees and expenses                             14,651         41,986           523,528        1,289,984
Custodian fees                                                        17,598         60,092            55,200          207,670
Compensation of board members                                          3,829          8,597            11,059           17,496
Printing and postage                                                   4,185         10,158           154,200          521,210
Professional fees                                                     13,995         20,000            21,383           27,000
Other                                                                    342          8,993            35,663           38,858
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                       193,790        577,283         6,161,121       15,554,636
   Expenses waived/reimbursed by the Investment Manager
      and its affiliates (Note 2)                                    (19,971)       (59,290)               --               --
------------------------------------------------------------------------------------------------------------------------------------
                                                                     173,819        517,993         6,161,121       15,554,636
   Earnings and bank fee credits on cash balances (Note 2)              (573)        (2,769)           (1,620)          (7,722)
------------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                   173,246        515,224         6,159,501       15,546,914
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                      897,191      2,392,742        38,012,688       81,114,674
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                    317,144     (1,059,999)       21,369,534      (32,643,150)
   Foreign currency transactions                                          --         (4,827)               --         (152,633)
   Futures contracts                                                  54,109        116,511         2,169,354        5,423,762
   Swap transactions                                                  15,987           (524)          743,098           21,956
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                              387,240       (948,839)       24,281,986      (27,350,065)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
     liabilities in foreign currencies                              (139,404)      (522,771)       (4,617,556)     (15,056,707)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                247,836     (1,471,610)       19,664,430      (42,406,772)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               $      1,145,027  $     921,132  $     57,677,118  $    38,707,902
====================================================================================================================================

(a)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 91

RiverSource Variable Portfolio Funds

                                                                    RIVERSOURCE VP -                   RIVERSOURCE VP -
                                                             DIVERSIFIED EQUITY INCOME FUND        EMERGING MARKETS FUND
                                                           PERIOD ENDED           YEAR ENDED     PERIOD ENDED       YEAR ENDED
                                                         DEC. 31, 2006(a)       AUG. 31, 2006   DEC. 31, 2006(a)   AUG. 31, 2006
INVESTMENT INCOME
Income:
Dividends                                                $     22,943,644   $      55,141,757   $      1,676,670   $   7,670,211
Interest                                                           66,283           2,450,193             54,799         562,009
Income distributions from affiliated money market                 898,637                  --            217,449              --
   fund (Note 10)
Fee income from securities lending (Note 6)                        64,983             217,630                 --              --
   Less foreign taxes withheld                                    (73,113)           (410,141)          (153,135)       (660,717)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                   23,900,434          57,399,439          1,795,783       7,571,503
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                              6,677,888          14,825,523          1,766,834       3,834,039
Distribution fee                                                1,300,920           2,845,725            194,711         425,597
Transfer agency fees                                              624,420             789,012             93,458         123,328
Administrative services fees and expenses                         538,977           1,252,553            124,511         284,260
Custodian fees                                                    114,000             352,750            131,148         303,261
Compensation of board members                                      13,092              17,513              4,923           9,264
Printing and postage                                              156,000             559,350              7,782          73,362
Professional fees                                                  23,982              30,000             14,797          20,500
Other                                                              40,163              23,679             14,081         178,175
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                  9,489,442          20,696,105          2,352,245       5,251,786
   Earnings and bank fee credits on cash balances
      (Note 2)                                                       (524)             (1,987)              (856)         (2,136)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                              9,488,918          20,694,118          2,351,389       5,249,650
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                14,411,516          36,705,321           (555,606)      2,321,853
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                              26,724,517         208,875,344         34,881,200      56,915,477
   Foreign currency transactions                                  (10,328)             35,615           (358,824)       (858,475)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                        26,714,189         208,910,959         34,522,376      56,057,002
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
       liabilities in foreign currencies                      242,752,342          53,554,454         55,618,639      15,075,906
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies         269,466,531         262,465,413         90,141,015      71,132,908
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                            $    283,878,047   $     299,170,734   $     89,585,409   $  73,454,761
=================================================================================================================================

(a)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.


------------------------------------------------------------------------------

92 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                   RIVERSOURCE VP -                        RIVERSOURCE VP -
                                                               FUNDAMENTAL VALUE FUND                      GLOBAL BOND FUND
                                                            PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                                          DEC. 31, 2006(a)   AUG. 31, 2006(b)    DEC. 31, 2006(a)   AUG. 31, 2006
INVESTMENT INCOME
Income:
Dividends                                                $       1,575,933   $        433,738   $              --   $          --
Interest                                                            59,897            234,568           9,743,817      23,851,829
Income distributions from affiliated money market fund
   (Note 10)                                                       279,083                 --             430,350              --
Fee income from securities lending (Note 6)                             --                 --              11,727           9,274
   Less foreign taxes withheld                                     (12,806)            (7,391)             (3,690)        (27,307)
----------------------------------------------------------------------------------------------------------------------------------
Total income                                                     1,902,107            660,915          10,182,204      23,833,796
----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 737,998            206,566           1,676,013       4,640,640
Distribution fee                                                   128,343             35,371             301,306         762,389
Transfer agency fee                                                 61,603             16,978             144,622         192,817
Administrative services fees and expenses                           61,603             16,978             189,002         489,934
Custodian fees                                                      26,348             27,090              67,000         158,750
Compensation of board members                                        2,609                 --               5,645          10,696
Printing and postage                                                15,908              3,242               8,000         177,050
Professional fees                                                   14,159             20,000              17,293          24,000
Other                                                                3,698                164                 457          13,130
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                   1,052,269            326,389           2,409,338       6,469,406
   Expenses waived/reimbursed by the Investment
      Manager and its affiliates (Note 2)                               --            (23,585)                 --              --
----------------------------------------------------------------------------------------------------------------------------------
                                                                 1,052,269            302,804           2,409,338       6,469,406
   Earnings and bank fee credits on cash balances
      (Note 2)                                                          --               (548)             (1,120)         (1,806)
----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                               1,052,269            302,256           2,408,218       6,467,600
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                    849,838            358,659           7,773,986      17,366,196
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                  378,167            115,654           2,380,893      (1,642,404)
   Foreign currency transactions                                    (6,706)           (61,127)           (976,401)       (487,909)
   Futures contracts                                                    --                 --             165,230         972,433
   Swap transactions                                                    --                 --             171,015         (10,629)
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                            371,461             54,527           1,740,737      (1,168,509)
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
      liabilities in foreign currencies                         26,525,481          3,938,541           6,466,660      (5,952,008)
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies           26,896,942          3,993,068           8,207,397      (7,120,517)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                            $      27,746,780   $      4,351,727   $      15,981,383   $  10,245,679
==================================================================================================================================

(a)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(b)   For the period from May 1, 2006 (date the Fund became available) to Aug.
      31, 2006.

See accompanying notes to financial statements.


------------------------------------------------------------------------------

VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 93

RiverSource Variable Portfolio Funds

                                                         RIVERSOURCE VP - GLOBAL INFLATION
                                                              PROTECTED SECURITIES FUND        RIVERSOURCE VP - GROWTH FUND
                                                            PERIOD ENDED      YEAR ENDED       PERIOD ENDED       YEAR ENDED
                                                          DEC. 31, 2006(a)   AUG. 31, 2006   DEC. 31, 2006(a)   AUG. 31, 2006
INVESTMENT INCOME
Income:
Dividends                                                 $             --   $          --   $      2,837,034   $  10,276,586
Interest                                                         2,486,887      12,599,540            119,184       1,466,282
Income distributions from affiliated money market fund
   (Note 10)                                                       425,320              --            385,954              --
Fee income from securities lending (Note 6)                             --              --                 --          48,444
   Less foreign taxes withheld                                          --          (2,674)           (60,682)       (194,117)
------------------------------------------------------------------------------------------------------------------------------
Total income                                                     2,912,207      12,596,866          3,281,490      11,597,195
------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 707,400       1,164,368          1,449,964       3,751,065
Distribution fee                                                   200,968         318,273            256,433         746,056
Transfer agency fee                                                 96,462          99,902            123,084         207,746
Administrative services fees and expenses                          112,213         176,325            121,045         366,683
Custodian fees                                                      14,400          45,645             48,000         151,100
Compensation of board members                                        3,808           8,597              5,611          10,380
Printing and postage                                                15,500          92,286             42,000         152,200
Professional fees                                                   13,976          20,000             15,415          21,000
Other                                                                   47          23,353              5,870          12,356
------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                   1,164,774       1,948,749          2,067,422       5,418,586
   Expenses waived/reimbursed by the Investment
      Manager and its affiliates (Note 2)                           (7,228)       (114,683)                --              --
------------------------------------------------------------------------------------------------------------------------------
                                                                 1,157,546       1,834,066          2,067,422       5,418,586
   Earnings and bank fee credits on cash balances
      (Note 2)                                                        (780)         (2,594)              (600)         (1,518)
------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                               1,156,766       1,831,472          2,066,822       5,417,068
------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                  1,755,441      10,765,394          1,214,668       6,180,127
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                       --      (2,708,631)        (5,753,825)     33,312,570
   Foreign currency transactions                                (6,575,653)     (5,949,866)            10,914          24,873
   Futures contracts                                                    --              --                 --      (1,049,226)
   Options contracts written (Note 8)                                   --              --         (1,014,976)      1,282,736
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                         (6,575,653)     (8,658,497)        (6,757,887)     33,570,953
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
      liabilities in foreign currencies                          1,783,356       7,996,039         55,051,567     (20,509,288)
------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies           (4,792,297)       (662,458)        48,293,680      13,061,665
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             $     (3,036,856)  $  10,102,936   $     49,508,348   $  19,241,792
==============================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.


------------------------------------------------------------------------------

94 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                             RIVERSOURCE VP - HIGH YIELD         RIVERSOURCE VP - INCOME
                                                                      BOND FUND                     OPPORTUNITIES FUND
                                                            PERIOD ENDED       YEAR ENDED      PERIOD ENDED       YEAR ENDED
                                                          DEC. 31, 2006(a)    AUG .31, 2006  DEC. 31, 2006(a)   AUG. 31, 2006
INVESTMENT INCOME
Income:
Interest                                                  $     31,610,736   $  97,299,978   $      7,903,691   $   7,750,350
Income distributions from affiliated money market fund
   (Note 10)                                                       909,607              --            417,364              --
Fee income from securities ending (Note 6)                           2,827              --                 --              --
------------------------------------------------------------------------------------------------------------------------------
Total income                                                    32,523,170      97,299,978          8,321,055       7,750,350
------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                               2,316,669       7,413,897            665,749         653,044
Distribution fee                                                   494,359       1,541,872            136,426         131,976
Transfer agency fee                                                237,284         373,691             65,482          45,332
Administrative services fees and expenses                          261,944         840,455             76,397          76,233
Custodian fees                                                      23,760          95,043             12,325          34,820
Compensation of board members                                        7,618          14,280              4,081           8,597
Printing and postage                                               101,350         354,210              9,242          33,485
Professional fees                                                   19,902          27,000             14,213          20,000
Other                                                               13,064          18,363              1,805           9,308
------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                   3,475,950      10,678,811            985,720       1,012,795
   Earnings and bank fee credits on cash balances
      (Note 2)                                                      (1,672)         (4,108)              (750)         (3,680)
------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                               3,474,278      10,674,703            984,970       1,009,115
------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                 29,048,892      86,625,275          7,336,085       6,741,235
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions
  (Note 3)                                                       4,636,729       1,041,488          1,457,589        (259,128)
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
      liabilities in foreign currencies                         30,113,325     (19,241,545)         6,365,184      (1,116,480)
------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies           34,750,054     (18,200,057)         7,822,773      (1,375,608)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                  $63,798,946     $68,425,218   $     15,158,858   $   5,365,627
==============================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 95

RiverSource Variable Portfolio Funds

                                                           RIVERSOURCE VP - INTERNATIONAL       RIVERSOURCE VP - LARGE CAP
                                                                 OPPORTUNITY FUND                      EQUITY FUND
                                                            PERIOD ENDED       YEAR ENDED      PERIOD ENDED      YEAR ENDED
                                                          DEC. 31, 2006(a)   AUG. 31, 2006   DEC. 31, 2006(a)   AUG. 31, 2006
INVESTMENT INCOME
Income:
Dividends                                                 $      7,252,055   $  28,910,841   $     21,486,802   $  64,447,141
Interest                                                            68,026         477,054            548,131       3,523,830
Income distributions from affiliated money market fund
  (Note 10)                                                        138,218              --          2,645,626              --
Fee income from securities lending (Note 6)                        103,960         854,518             33,932         411,482
   Less foreign taxes withheld                                    (736,272)     (2,953,973)          (219,488)       (536,985)
------------------------------------------------------------------------------------------------------------------------------
Total income                                                     6,825,987      27,288,440         24,495,003      67,845,468
------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                               3,169,722      10,469,388          7,050,915      18,214,495
Distribution fee                                                   521,812       1,580,636          1,538,178       3,994,421
Transfer agency fee                                                250,461         391,479            738,300       1,168,235
Administrative services fees and expenses                          316,870         976,719            615,503       1,726,620
Custodian fees                                                     137,000         406,430            148,170         431,400
Compensation of board members                                        7,950          14,164             16,991          25,530
Printing and postage                                                66,000         305,050             68,500         644,700
Professional fees                                                   19,664          26,500             29,181          36,000
Other                                                               23,909          23,460             44,948          45,973
------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                   4,513,388      14,193,826         10,250,686      26,287,374
   Earnings and bank fee credits on cash balances
      (Note 2)                                                        (880)         (2,074)            (1,510)         (3,638)
------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                               4,512,508      14,191,752         10,249,176      26,283,736
------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                  2,313,479      13,096,688         14,245,827      41,561,732
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               63,329,169     197,090,703         68,815,824     221,874,381
   Foreign currency transactions                                    30,726         258,532             17,043         (15,410)
   Futures contracts                                                    --              --          4,124,788        (872,886)
   Swap transactions                                                    --              --            244,830        (793,303)
   Options contracts written (Note 8)                                   --              --         (2,159,477)      1,991,238
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                         63,359,895     197,349,235         71,043,008     222,184,020
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
      liabilities in foreign currencies                         41,009,369      57,942,017        257,357,774     (90,675,460)
------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          104,369,264     255,291,252        328,400,782     131,508,560
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                        $    106,682,743   $ 268,387,940   $    342,646,609   $ 173,070,292
==============================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.


------------------------------------------------------------------------------

96 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                             RIVERSOURCE VP - LARGE CAP          RIVERSOURCE VP - MID CAP
                                                                     VALUE FUND                         GROWTH FUND
                                                            PERIOD ENDED       YEAR ENDED      PERIOD ENDED       YEAR ENDED
                                                          DEC. 31, 2006(a)   AUG. 31, 2006   DEC. 31, 2006(a)   AUG. 31, 2006
INVESTMENT INCOME
Income:
Dividends                                                 $        154,582   $     428,966   $      3,040,998   $   3,608,016
Interest                                                             3,780          13,246            198,553         298,963
Income distributions from affiliated money market fund
   (Note 10)                                                        21,872              --            420,840              --
Fee income from securities lending (Note 6)                             --              --             21,831          59,715
   Less foreign taxes withheld                                      (1,383)           (911)                --              --
------------------------------------------------------------------------------------------------------------------------------
Total income                                                       178,851         441,301          3,682,222       3,966,694
------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                  45,636         102,616          1,403,857       3,286,046
Distribution fee                                                     9,508          22,190            290,864         636,199
Transfer agency fee                                                  4,563           5,785            139,610         228,311
Administrative services fees and expenses                            4,563          10,525            136,195         315,127
Custodian fees                                                      14,980          45,710             20,533          25,155
Compensation of board members                                           --              --              6,092          10,464
Printing and postage                                                   120           6,902             38,600         132,220
Professional fees                                                   13,600          19,500             17,406          24,000
Other                                                                  616             462              1,557           7,132
------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                      93,586         213,690          2,054,714       4,664,654
   Expenses waived/reimbursed by the Investment
      Manager and its affiliates (Note 2)                          (13,724)        (33,151)                --              --
------------------------------------------------------------------------------------------------------------------------------
                                                                    79,862         180,539          2,054,714       4,664,654
   Earnings and bank fee credits on cash balances (Note 2)          (2,308)        (14,675)              (878)         (2,103)
------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                  77,554         165,864          2,053,836       4,662,551
------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                    101,297         275,437          1,628,386        (695,857)
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                  313,050         907,987         19,889,194      57,781,721
   Foreign currency transactions                                       (74)            (13)                --              --
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                            312,976         907,974         19,889,194       7,781,721
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
      liabilities in foreign currencies                          1,816,288         652,685         36,768,984    (134,694,999)
------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            2,129,264       1,560,659         56,658,178     (76,913,278)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             $      2,230,561   $   1,836,096   $     58,286,564   $ (77,609,135)
==============================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 97

RiverSource Variable Portfolio Funds

                                                          RIVERSOURCE VP - MID CAP VALUE FUND   RIVERSOURCE VP - S&P 500 INDEX FUND
                                                           PERIOD ENDED          YEAR ENDED       PERIOD ENDED         YEAR ENDED
                                                         DEC. 31, 2006(a)       AUG. 31, 2006   DEC. 31, 2006(a)      AUG. 31, 2006
INVESTMENT INCOME
Income:
Dividends                                                 $     2,118,170       $     892,633   $      2,335,998      $   7,106,205
Interest                                                           18,258             193,240             15,609            184,893
Income distributions from affiliated money market fund
   (Note 10)                                                      135,804                  --             71,076                 --
      Less foreign taxes withheld                                  (4,533)             (2,487)                --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                    2,267,699           1,083,386          2,422,683          7,291,098
------------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                706,423             376,310            275,378            952,722
Distribution fee                                                  123,158              64,217            156,467            467,272
Transfer agency fee                                                59,114              26,287             75,102            112,578
Administrative services fees and expenses                          59,114              30,695             75,101            241,657
Custodian fees                                                     66,275             192,302             17,400             49,910
Compensation of board members                                       4,028               3,846              4,598              9,580
Printing and postage                                                9,644              13,332              7,765             86,625
Licensing fees                                                         --                  --              9,600             37,620
Professional fees                                                  14,460              20,500             14,748             20,500
Other                                                              10,202              11,321              3,946             10,600
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                  1,052,418             738,810            640,105          1,989,064
   Expenses waived/reimbursed by the Investment
      Manager and its affiliates (Note 2)                              --            (169,570)           (20,495)          (138,671)
------------------------------------------------------------------------------------------------------------------------------------
                                                                1,052,418             569,240            619,610          1,850,393
   Earnings and bank fee credits on cash balances
     (Note 2)                                                          --             (10,858)            (1,282)            (1,725)
------------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                              1,052,418             558,382            618,328          1,848,668
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                 1,215,281             525,004          1,804,355          5,442,430
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                 216,882           1,871,650          2,430,585            503,641
   Foreign currency transactions                                     (190)                  3                 --                 --
   Futures contracts                                                   --                  --            388,567             98,928
   Reimbursement from affiliate (Note 2)                               --                  --                 --            216,040
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                           216,692           1,871,653          2,819,152            818,609
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
      liabilities in foreign currencies                        21,273,477           3,607,327         28,958,806         24,008,898
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          21,490,169           5,478,980         31,777,958         24,827,507
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             $    22,705,450       $   6,003,984   $     33,582,313      $  30,269,937
====================================================================================================================================

(a)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.


------------------------------------------------------------------------------

98 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                                RIVERSOURCE VP - SHORT DURATION U.S.
                                                         RIVERSOURCE VP - SELECT VALUE FUND                GOVERNMENT FUND
                                                          PERIOD ENDED           YEAR ENDED       PERIOD ENDED         YEAR ENDED
                                                         DEC. 31, 2006(a)       AUG. 31, 2006   DEC. 31, 2006(a)      AUG. 31, 2006
INVESTMENT INCOME
Income:
Dividends                                                 $       162,816       $     755,963   $             --      $          --
Interest                                                            4,265             110,040          7,115,828         21,167,809
Income distributions from affiliated money market fund
   (Note 10)                                                       19,090                  --             66,423                 --
      Less foreign taxes withheld                                    (327)            (24,447)                --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                      185,844             841,556          7,182,251         21,167,809
------------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 65,150             186,844            726,456          2,635,745
Distribution fee                                                   11,278              32,221            189,183            605,679
Transfer agency fee                                                 5,413               8,047             90,805            147,668
Administrative services fees and expenses                           5,413              15,197            105,941            347,525
Custodian fees                                                      3,043              20,130             21,000             75,700
Compensation of board members                                       3,768               7,430              5,040             10,163
Printing and postage                                                1,552               7,867             12,375            130,065
Professional fees                                                  13,639              19,500             15,801             22,000
Other                                                                 647               8,648              2,874             10,116
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                    109,903             305,884          1,169,475          3,984,661
   Expenses waived/reimbursed by the Investment
      Manager and its affiliates (Note 2)                         (10,426)            (27,598)                --                 --
------------------------------------------------------------------------------------------------------------------------------------
                                                                   99,477             278,286          1,169,475          3,984,661
   Earnings and bank fee credits on cash balances
      (Note 2)                                                         --                  --               (600)            (3,400)
------------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                 99,477             278,286          1,168,875          3,981,261
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                    86,367             563,270          6,013,376         17,186,548
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               2,509,809             464,367            731,036         (4,443,647)
   Foreign currency transactions                                       28                 146                 --                 --
   Futures contracts                                                   --                  --           (545,229)          (175,211)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                         2,509,837             464,513            185,807         (4,618,858)
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
      liabilities in foreign currencies                          (691,997)            588,316            925,784           (292,799)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies           1,817,840           1,052,829          1,111,591         (4,911,657)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             $     1,904,207       $   1,616,099   $      7,124,967      $  12,274,891
====================================================================================================================================

(a)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 99

RiverSource Variable Portfolio Funds

                                                              RIVERSOURCE VP - SMALL CAP             RIVERSOURCE VP - SMALL CAP
                                                                    ADVANTAGE FUND                           VALUE FUND
                                                           PERIOD ENDED           YEAR ENDED      PERIOD ENDED          YEAR ENDED
                                                         DEC. 31, 2006(a)       AUG. 31, 2006   DEC. 31, 2006(a)      AUG. 31, 2006
INVESTMENT INCOME
Income:
Dividends                                                 $       892,516       $   2,266,698   $      2,282,918      $   5,518,622
Interest                                                           15,120             125,725             49,516          2,879,398
Income distributions from affiliated money market fund
   (Note 10)                                                       27,411                  --            931,993                 --
Fee income from securities lending (Note 6)                        12,686              37,231             72,824             41,806
   Less foreign taxes withheld                                       (882)             (1,616)            (8,436)           (19,685)
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                      946,851           2,428,038          3,328,815          8,420,141
------------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                518,341           1,726,941          1,916,016          4,896,261
Distribution fee                                                   90,523             292,753            239,741            635,371
Transfer agency fee                                                43,450              70,635            115,072            167,723
Administrative services fees and expenses                          57,935             190,322            152,063            419,119
Custodian fees                                                     38,700              93,869             72,000            232,090
Compensation of board members                                       4,359               9,130              5,417             10,246
Printing and postage                                               13,311              53,150              9,890            117,620
Professional fees                                                  14,231              20,000             14,996             20,500
Other                                                               3,447              15,541             14,032             10,090
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                    784,297           2,472,341          2,539,227          6,509,020
   Expenses waived/reimbursed by the Investment
      Manager and its affiliates (Note 2)                              --                  --           (128,641)          (188,431)
------------------------------------------------------------------------------------------------------------------------------------
                                                                  784,297           2,472,341          2,410,586          6,320,589
   Earnings and bank fee credits on cash balances
      (Note 2)                                                         --                (350)                --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                784,297           2,471,991          2,410,586          6,320,589
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                   162,554             (43,953)           918,229          2,099,552
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               9,593,410          27,954,706         17,563,027         61,012,764
   Foreign currency transactions                                       --                  --             12,896                 (1)
   Futures contracts                                               20,096             (21,863)                --                 --
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                         9,613,506          27,932,843         17,575,923         61,012,763
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets
      and liabilities in foreign currencies                     7,437,971         (17,484,891)        37,232,926         (7,054,058)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          17,051,477          10,447,952         54,808,849         53,958,705
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             $    17,214,031       $  10,403,999   $     55,727,078      $  56,058,257
====================================================================================================================================

(a)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.


------------------------------------------------------------------------------

100 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource Variable Portfolio Funds

                                                                               RIVERSOURCE VP - BALANCED FUND
                                                                     PERIOD ENDED        YEAR ENDED        YEAR ENDED
                                                                    DEC. 31, 2006(a)    AUG. 31, 2006     AUG. 31, 2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                        16,440,039      $    59,260,355   $    60,950,168
Net realized gain (loss) on investments                                50,912,281          135,574,586       161,959,485
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                     86,221,470          (29,065,213)       20,254,609
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       153,573,790          165,769,728       243,164,262
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                              (12,783,193)         (58,821,263)      (61,685,753)
   Net realized gain                                                 (114,232,567)         (70,774,753)                -
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (127,015,760)        (129,596,016)      (61,685,753)
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                    11,786,573           24,249,895        33,994,949
Reinvestment of distributions at net asset value                      140,084,455          131,268,246        61,564,207
Payments for redemptions                                             (154,122,329)        (582,529,038)     (503,321,951)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions      (2,251,301)        (427,010,897)     (407,762,795)
-------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                24,306,729         (390,837,185)     (226,284,286)
Net assets at beginning of period                                   2,046,489,140        2,437,326,325     2,663,610,611
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                        $2,070,795,869      $ 2,046,489,140   $ 2,437,326,325
=========================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                          $    3,552,008      $      (236,516)  $      (303,746)
--------------------------------------------------------------------------------------------------------------------------

(a)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

RiverSource Variable Portfolio Funds

                                                                            RIVERSOURCE VP - CASH MANAGEMENT FUND
                                                                     PERIOD ENDED        YEAR ENDED        YEAR ENDED
                                                                    DEC. 31, 2006(a)    AUG. 31, 2006     AUG. 31, 2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                     $     15,787,190   $    30,181,937    $    13,365,919
Net realized gain (loss) on investments                                        1,627              (798)             1,275
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           15,788,817        30,181,139         13,367,194
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                 (15,787,190)      (30,181,937)       (13,366,319)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                      167,038,584       546,130,014        278,245,964
Reinvestment of distributions at net asset value                          15,952,725        28,008,968         12,094,809
Payments for redemptions                                                (126,563,119)     (262,906,070)      (375,917,897)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions         56,428,190       311,232,912        (85,577,124)
--------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                   56,429,817       311,232,114        (85,576,249)
Net assets at beginning of period                                        998,837,241       687,605,127        773,181,376
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                         $  1,055,267,058   $   998,837,241    $   687,605,127
==========================================================================================================================

(a)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 101

RiverSource Variable Portfolio Funds

                                                                               RIVERSOURCE VP - CORE BOND FUND
                                                                      PERIOD ENDED        YEAR ENDED       YEAR ENDED
                                                                    DEC. 31, 2006(a)     AUG. 31, 2006    AUG. 31, 2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                     $     897,191      $     2,392,742   $     1,429,788
Net realized gain (loss) on investments                                   387,240             (948,839)          298,041
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                       (139,404)            (522,771)           (8,029)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         1,145,027              921,132         1,719,800
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                 (904,887)          (2,410,884)       (1,450,986)
   Net realized gain                                                            -             (122,686)                -
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (904,887)          (2,533,570)       (1,450,986)
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                     9,253,741           27,670,096        26,946,369
Reinvestment of distributions at net asset value                          919,732            2,463,965         1,374,055
Payments for redemptions                                               (7,068,430)         (23,763,653)       (6,193,096)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions       3,105,043            6,370,408        22,127,328
-------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 3,345,183            4,757,970        22,396,142
Net assets at beginning of period                                      62,697,761           57,939,791        35,543,649
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                         $  66,042,944      $    62,697,761   $    57,939,791
=========================================================================================================================
Undistributed net investment income                                 $       8,636      $           345   $        11,000
-------------------------------------------------------------------------------------------------------------------------

(a) For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

RiverSource Variable Portfolio Funds

                                                                           RIVERSOURCE VP - DIVERSIFIED BOND FUND
                                                                       PERIOD ENDED        YEAR ENDED       YEAR ENDED
                                                                     DEC. 31, 2006(a)     AUG. 31, 2006    AUG. 31, 2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) --  net                                    $   38,012,688      $    81,114,674   $    63,237,383
Net realized gain (loss) on investments                                 24,281,986          (27,350,065)       14,152,346
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                      (4,617,556)         (15,056,707)       (4,469,293)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         57,677,118           38,707,902        72,920,436
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                               (38,353,400)         (81,269,698)      (66,121,267)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                    431,618,712          683,564,631       266,496,135
Reinvestment of distributions at net asset value                        37,071,891           78,244,071        65,971,457
Payments for redemptions                                               (68,416,103)        (218,296,083)     (211,228,785)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions      400,274,500          543,512,619       121,238,807
--------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                419,598,218          500,950,823       128,037,976
Net assets at beginning of period                                    2,325,220,746        1,824,269,923     1,696,231,947
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                         $2,744,818,964      $ 2,325,220,746   $ 1,824,269,923
==========================================================================================================================
Undistributed (excess of distributions over) net investment income  $      349,619      $       (52,767)  $      (137,182)
--------------------------------------------------------------------------------------------------------------------------

(a)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.


------------------------------------------------------------------------------

102 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                       RIVERSOURCE VP - DIVERSIFIED EQUITY INCOME FUND
                                                                       PERIOD ENDED        YEAR ENDED        YEAR ENDED
                                                                     DEC. 31, 2006(a)    AUG. 31, 2006     AUG. 31, 2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                      $     14,411,516   $    36,705,321   $    20,778,925
Net realized gain (loss) on investments                                    26,714,189       208,910,959        74,275,731
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                        242,752,342        53,554,454       176,095,823
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           283,878,047       299,170,734       271,150,479
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                  (10,731,641)      (36,257,011)      (19,986,713)
   Net realized gain                                                     (196,331,636)      (72,944,061)               --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (207,063,277)     (109,201,072)      (19,986,713)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                       321,817,764       979,162,771       586,505,709
Reinvestment of distributions at net asset value                          217,051,599       105,737,678        17,749,939
Payments for redemptions                                                  (46,282,984)      (77,265,424)      (19,307,264)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions         492,586,379     1,007,635,025       584,948,384
--------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                   569,401,149     1,197,604,687       836,112,150
Net assets at beginning of period                                       2,876,685,884     1,679,081,197       842,969,047
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                          $  3,446,087,033   $ 2,876,685,884   $ 1,679,081,197
==========================================================================================================================
Undistributed (excess of distributions over) net investment income   $      3,542,176   $      (153,938)  $      (460,246)
--------------------------------------------------------------------------------------------------------------------------

(a)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

RiverSource Variable Portfolio Funds

                                                                            RIVERSOURCE VP - EMERGING MARKETS FUND
                                                                       PERIOD ENDED       YEAR ENDED        YEAR ENDED
                                                                     DEC. 31, 2006(a)    AUG. 31, 2006     AUG. 31, 2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                      $       (555,606)  $     2,321,853   $       588,832
Net realized gain (loss) on investments                                    34,522,376        56,057,002        13,536,065
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                         55,618,639        15,075,906        16,517,176
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            89,585,409        73,454,761        30,642,073
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                           --        (1,549,963)         (502,237)
   Net realized gain                                                      (59,114,993)      (12,706,732)       (2,148,317)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (59,114,993)      (14,256,695)       (2,650,554)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                        48,109,995       219,084,079       121,975,171
Reinvestment of distributions at net asset value                           59,836,290        13,767,635         2,508,714
Payments for redemptions                                                  (17,855,029)      (56,934,726)       (6,438,923)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          90,091,256       175,916,988       118,044,962
--------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                   120,561,672       235,115,054       146,036,481
Net assets at beginning of period                                         427,075,938       191,960,884        45,924,403
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                          $    547,637,610   $   427,075,938   $   191,960,884
==========================================================================================================================
Undistributed (excess of distributions over) net investment income   $       (137,137)  $          (104)  $        86,481
--------------------------------------------------------------------------------------------------------------------------

(a)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 103

RiverSource Variable Portfolio Funds

                                                                   RIVERSOURCE VP - FUNDAMENTAL VALUE FUND
                                                                       PERIOD ENDED        YEAR ENDED
                                                                     DEC. 31, 2006(a)    AUG. 31, 2006(b)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $          849,838   $          358,659
Net realized gain (loss) on investments                                       371,461               54,527
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                         26,525,481            3,938,541
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            27,746,780            4,351,727
----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                     (851,138)            (298,866)
   Net realized gain                                                         (493,817)                  --
   Tax return of capital                                                     (169,045)                  --
----------------------------------------------------------------------------------------------------------
Total distributions                                                        (1,514,000)            (298,866)
----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                       138,433,669          228,064,714
Reinvestment of distributions at net asset value                            1,793,853               19,013
Payments for redemptions                                                   (1,297,466)          (2,440,614)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions         138,930,056          225,643,113
----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                   165,162,836          229,695,974
Net assets at beginning of period (Note 1)                                231,707,350            2,011,376(c)
----------------------------------------------------------------------------------------------------------
Net assets at end of period                                        $      396,870,186   $      231,707,350
==========================================================================================================
Undistributed net investment income                                $               --   $            8,006
----------------------------------------------------------------------------------------------------------

(a)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(b)   For the period from May 1, 2006 (date the Fund became available) to Aug.
      31, 2006.

(c)   Initial Capital of $1,999,909 was contributed on April 25, 2006. The
      Fund had an increase in net assets resulting from operations of $11,467 during the period from April 25, 2006 to May 1, 2006 (date the Fund became available).

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

RiverSource Variable Portfolio Funds

                                                                              RIVERSOURCE VP - GLOBAL BOND FUND
                                                                        PERIOD ENDED      YEAR ENDED         YEAR ENDED
                                                                     DEC. 31, 2006 (a)   AUG. 31, 2006     AUG. 31, 2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                      $      7,773,986   $    17,366,196   $    12,976,102
Net realized gain (loss) on investments                                     1,740,737        (1,168,509)       14,431,701
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                          6,466,660        (5,952,008)          955,738
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            15,981,383        10,245,679        28,363,541
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                   (7,832,430)      (18,091,431)      (23,132,048)
   Net realized gain                                                               --        (2,563,332)               --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                        (7,832,430)      (20,654,763)      (23,132,048)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                        95,843,642       173,048,742       160,817,306
Reinvestment of distributions at net asset value                            7,860,471        20,444,404        23,811,853
Payments for redemptions                                                  (22,468,463)      (65,938,591)      (23,514,676)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          81,235,650       127,554,555       161,114,483
--------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    89,384,603       117,145,471       166,345,976
Net assets at beginning of period                                         692,437,787       575,292,316       408,946,340
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                          $    781,822,390   $   692,437,787   $   575,292,316
==========================================================================================================================
Excess of distributions over net investment income                   $       (417,435)  $      (461,035)  $      (544,665)
--------------------------------------------------------------------------------------------------------------------------

(a)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.


------------------------------------------------------------------------------

104 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                     RIVERSOURCE VP - GLOBAL INFLATION PROTECTED SECURITIES FUND
                                                                       PERIOD ENDED           YEAR ENDED           YEAR ENDED
                                                                     DEC. 31, 2006(a)       AUG. 31, 2006       AUG. 31, 2005(b)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                      $      1,755,441       $   10,765,394      $      1,170,024
Net realized gain (loss) on investments                                    (6,575,653)          (8,658,497)                9,718
Net change in unrealized appreciation
   (depreciation) on investments and on translation of assets and
   liabilities in foreign currencies                                        1,783,356            7,996,039               853,992
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            (3,036,856)          10,102,936             2,033,734
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                  (12,794,329)          (5,620,360)           (1,175,862)
   Net realized gain                                                          (20,316)            (300,000)               (3,185)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (12,814,645)          (5,920,360)           (1,179,047)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                       186,134,405          344,618,188           115,848,581
Reinvestment of distributions at net asset value                           12,814,645            6,150,441               948,966
Payments for redemptions                                                   (4,556,010)         (68,198,235)           (6,253,997)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions         194,393,040          282,570,394           110,543,550
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                   178,541,539          286,752,970           111,398,237
Net assets at beginning of period (Note 1)                                403,149,933          116,396,963             4,998,726(c)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                          $    581,691,472       $  403,149,933      $    116,396,963
===================================================================================================================================
Undistributed (excess of distributions over) net investment income   $    (18,528,196)      $     (913,655)     $            782
-----------------------------------------------------------------------------------------------------------------------------------

(a)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(b) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.

(c) Initial Capital of $5,000,000 was contributed on Sept. 8, 2004. The Fund had a decrease in net assets resulting from operations of $1,274 during the period from Sept. 8, 2004 to Sept. 13, 2004 (date the Fund became available).

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

RiverSource Variable Portfolio Funds

                                                                                     RIVERSOURCE VP - GROWTH FUND
                                                                      PERIOD ENDED            YEAR ENDED           YEAR ENDED
                                                                     DEC. 31, 2006(a)       AUG. 31, 2006        AUG. 31, 2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                      $      1,214,668       $    6,180,127      $      1,227,109
Net realized gain (loss) on investments                                    (6,757,887)          33,570,953            25,738,738
Net change in unrealized appreciation
   (depreciation) on investments and on translation of assets and
   liabilities in foreign currencies                                       55,051,567          (20,509,288)           17,284,007
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            49,508,348           19,241,792            44,249,854
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                     (433,302)          (6,205,001)           (1,085,812)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                        12,990,391          340,599,317           109,153,959
Reinvestment of distributions at net asset value                            1,698,705            5,106,809             1,123,472
Payments for redemptions                                                  (35,554,412)        (139,123,483)          (22,493,936)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions         (20,865,316)         206,582,643            87,783,495
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    28,209,730          219,619,434           130,947,537
Net assets at beginning of period                                         611,520,559          391,901,125           260,953,588
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                          $    639,730,289       $  611,520,559      $    391,901,125
=================================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                            $        792,279       $           (1)     $             --
---------------------------------------------------------------------------------------------------------------------------------

(a)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 105

RiverSource Variable Portfolio Funds

                                                                                RIVERSOURCE VP - HIGH YIELD BOND FUND
                                                                       PERIOD ENDED           YEAR ENDED           YEAR ENDED
                                                                     DEC. 31, 2006(a)        AUG. 31, 2006       AUG. 31, 2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                      $     29,048,892       $   86,625,275      $     80,408,765
Net realized gain (loss) on investments                                     4,636,729            1,041,488            33,067,201
Net change in unrealized appreciation
   (depreciation) on investments and on translation of assets and
   liabilities in foreign currencies                                       30,113,325          (19,241,545)           (6,289,026)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            63,798,946           68,425,218           107,186,940
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                  (32,472,664)         (84,302,446)          (80,490,774)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                        31,504,551          108,481,722           146,257,335
Reinvestment of distributions at net asset value                           31,619,562           84,408,337            80,093,618
Payments for redemptions                                                  (70,361,695)        (231,902,028)         (135,588,640)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          (7,237,582)         (39,011,969)           90,762,313
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    24,088,700          (54,889,197)          117,458,479
Net assets at beginning of period                                       1,191,586,168        1,246,475,365         1,129,016,886
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                          $  1,215,674,868       $1,191,586,168      $  1,246,475,365
=================================================================================================================================
Undistributed net investment income                                  $      1,658,951       $    6,391,280      $      4,068,451
---------------------------------------------------------------------------------------------------------------------------------

(a)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

RiverSource Variable Portfolio Funds

                                                                              RIVERSOURCE VP - INCOME OPPORTUNITIES FUND
                                                                       PERIOD ENDED           YEAR ENDED           YEAR ENDED
                                                                     DEC. 31, 2006(a)        AUG. 31, 2006        AUG. 31, 2005

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                      $      7,336,085       $    6,741,235      $      1,470,969
Net realized gain (loss) on investments                                     1,457,589             (259,128)              305,821
Net change in unrealized appreciation
   (depreciation) on investments and on translation of assets and
   liabilities in foreign currencies                                        6,365,184           (1,116,480)              147,007
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            15,158,858            5,365,627             1,923,797
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                   (7,335,970)          (6,749,350)           (1,466,967)
   Net realized gain                                                          (31,000)            (260,728)             (121,799)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                        (7,366,970)          (7,010,078)           (1,588,766)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                       139,352,580          219,849,955            36,842,482
Reinvestment of distributions at net asset value                            6,430,587            5,943,278             1,456,121
Payments for redemptions                                                   (2,747,604)         (10,078,764)           (9,664,775)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions         143,035,563          215,714,469            28,633,828
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                   150,827,451          214,070,018            28,968,859
Net assets at beginning of period                                         258,632,895           44,562,877            15,594,018
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                          $    409,460,346       $  258,632,895      $     44,562,877
=================================================================================================================================
Undistributed (excess of distributions over) net investment income   $             --       $         (115)     $          8,000
---------------------------------------------------------------------------------------------------------------------------------

(a)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.


------------------------------------------------------------------------------

106 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                RIVERSOURCE VP - INTERNATIONAL OPPORTUNITY FUND
                                                                PERIOD ENDED        YEAR ENDED       YEAR ENDED
                                                              DEC. 31, 2006(a)    AUG. 31, 2006     AUG. 31, 2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $      2,313,479   $    13,096,688   $    13,302,264
Net realized gain (loss) on investments                             63,359,895       197,349,235       106,053,373
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                  41,009,369        57,942,017       107,127,444
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                      106,682,743       268,387,940       226,483,081
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                           (10,550,737)      (18,190,610)      (14,185,535)
   Tax return of capital                                              (550,893)               --                --
---------------------------------------------------------------------------------------------------------------------
Total distributions                                                (11,101,630)               --                --
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                 12,823,084        36,872,876        93,707,558
Reinvestment of distributions at net asset value                    13,036,623        19,471,353        13,916,731
Payments for redemptions                                           (76,952,544)     (224,639,217)     (109,415,941)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                    (51,092,837)     (168,294,988)       (1,791,652)
---------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             44,488,276        81,902,342       210,505,894
Net assets at beginning of period                                1,266,240,763     1,184,338,421       973,832,527
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $  1,310,729,039   $ 1,266,240,763   $ 1,184,338,421
=====================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                     $     (3,212,601)  $     3,023,480   $      (612,581)
---------------------------------------------------------------------------------------------------------------------

(a)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

RiverSource Variable Portfolio Funds

                                                                     RIVERSOURCE VP - LARGE CAP EQUITY FUND
                                                                PERIOD ENDED        YEAR ENDED       YEAR ENDED
                                                              DEC. 31, 2006(a)    AUG. 31, 2006     AUG. 31, 2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   14,245,827     $   41,561,732    $   28,694,801
Net realized gain (loss) on investments                           71,043,008        222,184,020       211,236,490
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies               257,357,774        (90,675,460)       57,887,507
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       342,646,609        173,070,292       297,818,798
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                          (9,238,610)       (41,430,783)      (28,626,032)
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                4,467,676        142,011,461       200,687,349
Fund merger (Note 12)                                                    N/A      1,796,173,392               N/A
Reinvestment of distributions at net asset value                  20,150,261         36,474,860        27,520,509
Payments for redemptions                                        (353,589,722)      (883,733,698)     (521,735,962)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                 (328,971,785)     1,090,926,015      (293,528,104)
--------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                            4,436,214      1,222,565,524       (24,335,338)
Net assets at beginning of period                              3,732,943,214      2,510,377,690     2,534,713,028
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $3,737,379,428     $3,732,943,214    $2,510,377,690
====================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                     $    4,048,156     $   (1,037,776)   $     (114,369)
--------------------------------------------------------------------------------------------------------------------

(a)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 107

RiverSource Variable Portfolio Funds

                                                                     RIVERSOURCE VP - LARGE CAP VALUE FUND
                                                                PERIOD ENDED          YEAR ENDED     YEAR ENDED
                                                              DEC. 31, 2006(a)    AUG. 31, 2006     AUG. 31, 2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $      101,297     $       275,437   $      151,942
Net realized gain (loss) on investments                              312,976             907,974          357,850
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                 1,816,288             652,685          625,405
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         2,230,561           1,836,096        1,135,197
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                             (93,000)           (272,854)        (151,392)
   Net realized gain                                              (1,171,000)           (384,490)         (61,040)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                               (1,264,000)           (657,344)        (212,432)
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                3,146,898           6,343,011        7,390,064
Reinvestment of distributions at net asset value                   1,330,100             640,197          180,662
Payments for redemptions                                            (794,645)         (2,270,395)        (955,062)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                    3,682,353           4,712,813        6,615,664
--------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                            4,648,914           5,891,565        7,538,429
Net assets at beginning of period                                 20,712,185          14,820,620        7,282,191
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $   25,361,099     $    20,712,185   $   14,820,620
====================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                    $        3,711     $        (2,762)  $       (2,179)
--------------------------------------------------------------------------------------------------------------------

(a)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

RiverSource Variable Portfolio Funds

                                                                      RIVERSOURCE VP - MID CAP GROWTH FUND
                                                                PERIOD ENDED       YEAR ENDED        YEAR ENDED
                                                              DEC. 31, 2006(a)    AUG. 31, 2006     AUG. 31, 2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $    1,628,386     $     (695,857)   $     (795,020)
Net realized gain (loss) on investments                           19,889,194         57,781,721        19,870,302
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                36,768,984       (134,694,999)       31,461,353
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        58,286,564        (77,609,135)       50,536,635
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                          (1,596,565)                --                --
   Net realized gain                                             (26,857,455)       (20,773,397)               --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                              (28,454,020)       (20,773,397)               --
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                2,340,116         23,445,984        20,390,489
Fund merger (Note 12)                                                    N/A        636,833,949               N/A
Reinvestment of distributions at net asset value                  28,454,020         20,773,397                --
Payments for redemptions                                         (79,739,127)      (128,972,794)      (40,608,349)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                  (48,944,991)       552,080,536       (20,217,860)
--------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          (19,112,447)       453,698,004        30,318,775
Net assets at beginning of period                                708,902,570        255,204,566       224,885,791
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $  689,790,123     $  708,902,570    $  255,204,566
====================================================================================================================
Undistributed net investment income                           $       31,821     $           --    $           --
--------------------------------------------------------------------------------------------------------------------

(a)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.


------------------------------------------------------------------------------

108 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

Riversource Variable Portfolio Funds

                                                                                RIVERSOURCE VP - MID CAP VALUE FUND
                                                                           PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                                         DEC. 31, 2006(a)   AUG. 31, 2006    AUG. 31, 2005(b)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                         $       1,215,281   $     525,004   $           8,844
Net realized gain (loss) on investments                                           216,692       1,871,653              34,448
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                             21,273,477       3,607,327             437,214
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                22,705,450       6,003,984             480,506
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                       (1,154,000)       (525,371)             (9,698)
   Net realized gain                                                           (3,412,000)        (42,000)                 --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (4,566,000)       (567,371)             (9,698)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                           122,106,187     218,979,676           4,671,932
Reinvestment of distributions at net asset value                                4,912,322         228,962               1,787
Payments for redemptions                                                       (3,096,371)     (3,349,899)            (58,967)
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions             123,922,138     215,858,739           4,614,752
------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                       142,061,588     221,295,352           5,085,560
Net assets at beginning of period                                             228,411,187       7,115,835           2,030,275(c)
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                             $     370,472,775   $ 228,411,187   $       7,115,835
==============================================================================================================================
Undistributed (excess of distributions over) net investment income      $         (89,293)  $     (33,276)  $             260
------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

(b)  For the period from May 2, 2005 (date the Fund became available) to Aug.
     31, 2005.

(c) Initial Capital of $1,999,940 was contributed on April 28, 2005. The Fund had an increase in net assets resulting from operations of $30,335 during the period from April 28, 2005 to May 2, 2005 (date the Fund became available).

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

Riversource Variable Portfolio Funds

                                                                                RIVERSOURCE VP - S&P 500 INDEX FUND
                                                                           PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                                         DEC. 31, 2006(a)   AUG. 31, 2006    AUG. 31, 2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                         $       1,804,355   $   5,442,430   $       5,534,950
Net realized gain (loss) on investments                                         2,819,152         818,609           1,267,418
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                             28,958,806      24,008,898          29,628,952
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                33,582,313      30,269,937          36,431,320
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                       (1,326,916)     (5,486,997)         (5,503,403)
   Net realized gain                                                           (1,706,881)       (924,016)                 --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (3,033,797)     (6,411,013)         (5,503,403)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                             6,705,610      26,099,085          69,811,420
Reinvestment of distributions at net asset value                                4,459,508       6,325,687           5,036,258
Payments for redemptions                                                      (16,647,916)    (56,849,784)        (21,521,879)
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions              (5,482,798)    (24,425,012)         53,325,799
------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        25,065,718        (566,088)         84,253,716
Net assets at beginning of period                                             366,784,535     367,350,623         283,096,907
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                             $     391,850,253   $ 366,784,535   $     367,350,623
==============================================================================================================================
Undistributed (excess of distributions over) net investment income      $         548,565   $     106,305   $         (18,268)
------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 109

Riversource Variable Portfolio Funds

                                                                                RIVERSOURCE VP - SELECT VALUE FUND
                                                                          PERIOD ENDED       YEAR ENDED        YEAR ENDED
                                                                         DEC. 31, 2006(a)   AUG. 31, 2006    AUG. 31, 2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                         $          86,367    $    563,270   $          69,442
Net realized gain (loss) on investments                                         2,509,837         464,513             328,478
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                               (691,997)        588,316           1,579,596
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 1,904,207       1,616,099           1,977,516
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                          (73,000)       (560,309)            (66,667)
   Net realized gain                                                           (2,629,000)       (381,000)            (54,328)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (2,702,000)       (941,309)           (120,995)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)

Proceeds from sales                                                             1,566,722       5,315,492          13,500,858
Reinvestment of distributions at net asset value                                2,743,998         915,187             117,486
Payments for redemptions                                                       (1,615,639)     (3,796,870)           (605,448)
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions               2,695,081       2,433,809          13,012,896
------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         1,897,288       3,108,599          14,869,417
Net assets at beginning of period                                              26,581,836      23,473,237           8,603,820
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                             $       28,479,124  $  26,581,836   $      23,473,237
==============================================================================================================================
Undistributed (excess of distributions over) net investment income      $          13,790   $        395    $          (2,727)
------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

Riversource Variable Portfolio Funds

                                                                         RIVERSOURCE VP - SHORT DURATION U.S.GOVERNMENT FUND
                                                                           PERIOD ENDED       YEAR ENDED        YEAR ENDED
                                                                         DEC. 31, 2006(a)   AUG. 31, 2006    AUG. 31, 2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                         $       6,013,376   $  17,186,548   $      13,334,726
Net realized gain (loss) on investments                                           185,807      (4,618,858)         (3,161,382)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                                925,784        (292,799)         (3,182,742)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 7,124,967      12,274,891           6,990,602
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                       (6,034,508)    (17,299,564)        (13,288,036)
   Net realized gain                                                                 --              --              (148,999)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (6,034,508)    (17,299,564)        (13,437,035)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                            15,800,741      68,741,323          53,612,824
Reinvestment of distributions at net asset value                                6,230,452      16,861,634          13,354,736
Payments for redemptions                                                      (29,031,356)   (102,138,539)        (82,040,384)
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions              (7,000,163)    (16,535,582)        (15,072,824)
------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        (5,909,704)    (21,560,255)        (21,519,257)
Net assets at beginning of period                                             462,923,335     484,483,590         506,002,847
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                             $     457,013,631   $ 462,923,335   $     484,483,590
==============================================================================================================================
Undistributed (excess of distributions over) net investment income      $         (83,879)  $     (62,747)  $          38,457
------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.


------------------------------------------------------------------------------

110 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

Riversource Variable Portfolio Funds

                                                                               RIVERSOURCE VP - SMALL CAP ADVANTAGE FUND
                                                                          PERIOD ENDED       YEAR ENDED        YEAR ENDED
                                                                         DEC. 31, 2006(a)   AUG. 31, 2006     AUG. 31, 2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                         $         162,554   $     (43,953)  $        (611,525)
Net realized gain (loss) on investments                                         9,613,506      27,932,843          30,020,831
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                              7,437,971     (17,484,891)         17,135,003
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                17,214,031      10,403,999          46,544,309
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                          (88,124)             --                  --
   Net realized gain                                                          (28,180,273)    (29,405,160)         (9,460,720)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                           (28,268,397)    (29,405,160)         (9,460,720)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                             2,034,365       8,328,492          24,255,001
Reinvestment of distributions at net asset value                               28,268,396      29,405,160           9,460,720
Payments for redemptions                                                      (17,479,186)    (36,148,584)        (19,393,071)
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions              12,823,575       1,585,068          14,322,650
------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                          ,769,209     (17,416,093)         51,406,239
Net assets at beginning of period                                             218,029,463     235,445,556         184,039,317
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                             $     219,798,672   $ 218,029,463   $     235,445,556
==============================================================================================================================
Undistributed net investment income                                     $           2,340   $      41,443   $          53,169
------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

Riversource Variable Portfolio Funds

                                                                                RIVERSOURCE VP - SMALL CAP VALUE FUND
                                                                          PERIOD ENDED       YEAR ENDED        YEAR ENDED
                                                                         DEC. 31, 2006(a)   AUG. 31, 2006     AUG. 31, 2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                         $         918,229   $   2,099,552   $         385,585
Net realized gain (loss) on investments                                        17,575,923      61,012,763          31,279,549
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                             37,232,926      (7,054,058)         22,038,842
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                55,727,078      56,058,257          53,703,976
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                        (780,445)      (2,249,308)           (148,562)
   Net realized gain                                                         (60,479,614)     (31,668,050)        (22,655,414)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (61,260,059)     (33,917,358)        (22,803,976)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                            43,367,594     140,632,418         137,742,641
Reinvestment of distributions at net asset value                               61,717,079      33,460,338          22,803,976
Payments for redemptions                                                     (29,686,872)     (59,579,246)         (8,205,722)
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions              75,397,801      114,513,510        152,340,895
------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        69,864,820      136,654,409        183,240,895
Net assets at beginning of period                                             548,763,875      412,109,466        228,868,571
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                             $     618,628,695   $ 548,763,875   $     412,109,466
==============================================================================================================================
Undistributed net investment income                                     $         337,561   $     183,446   $         169,285
------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 111

NOTES TO FINANCIAL STATEMENTS

Riversource Variable Portfolio Funds

1.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is registered under the Investment Company Act of 1940 (as amended) (the 1940 Act) as a diversified, (non-diversified for RiverSource VP - Global Bond Fund and RiverSource VP - Global Inflation Protected Securities Fund) open-end management investment company. Each Fund has 10 billion authorized shares of capital stock.

RiverSource VP - Global Inflation Protected Securities Fund became available on Sept. 13, 2004. On Sept. 8, 2004, Ameriprise Financial, Inc. (Ameriprise Financial) purchased 500,000 shares of capital stock at $10 per share, which represented the initial capital in the Fund.

RiverSource VP - Mid Cap Value Fund became available on May 2, 2005. On April 28, 2005, Ameriprise Financial purchased 199,994 shares of capital stock at $10 per share, which represented the initial capital in the Fund.

RiverSource VP - Fundamental Value Fund became available on May 1, 2006. On April 25, 2006, Ameriprise Financial purchased 199,991 shares of capital stock at $10 per share, which represented the initial capital in the Fund.

The primary investments of each Fund are as follows:

RiverSource VP - Balanced Fund invests primarily in a combination of common and preferred stocks, bonds and other debt securities.

RiverSource VP - Cash Management Fund invests primarily in money market instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit and commercial paper, including asset-backed commercial paper.

RiverSource VP - Core Bond Fund invests primarily in securities like those included in the Lehman Brothers Aggregate Bond Index (the "Index"), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, Corporate bonds and mortgage- and asset-backed securities.

RiverSource VP - Diversified Bond Fund invests primarily in bonds and other debt securities issued by the U.S. government, Corporate bonds and mortgage- and asset-backed securities.

RiverSource VP - Diversified Equity Income Fund invests primarily in dividend-paying common and preferred stocks.

RiverSource VP - Emerging Markets Fund invests primarily in equity securities of companies in emerging market countries.

RiverSource VP - Fundamental Value Fund invests primarily in equity securities of U.S. companies.

RiverSource VP - Global Bond Fund invests primarily in debt obligations securities of U.S. and foreign issuers. RiverSource VP - Global Inflation Protected Securities Fund invests primarily in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by U.S. and foreign governments, their agencies or instrumentalities, and corporations.

RiverSource VP - Growth Fund invests primarily in common stocks and securities convertible into common stocks that appear to offer growth opportunities.

RiverSource VP - High Yield Bond Fund invests primarily in high-yielding, high risk corporate bonds (junk bonds) issued by U.S. and foreign companies and governments.

RiverSource VP - Income Opportunities Fund invests primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market.

RiverSource VP - International Opportunity Fund invests primarily in equity securities of foreign issuers that are believed to offer strong growth potential.

RiverSource VP - Large Cap Equity Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase.

RiverSource VP - Large Cap Value Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion.

RiverSource VP - Mid Cap Growth Fund invests primarily in common stocks of mid-capitalization companies.

RiverSource VP - Mid Cap Value Fund invests primarily in equity securities of mid-capitalization companies.

RiverSource VP - S&P 500 Index Fund invests primarily in common stocks included in the Standard & Poor 500 Composite Stock Price Index (S&P 500).

RiverSource VP - Select Value Fund invests primarily in equity securities of mid cap companies as well as companies with larger and smaller market capitalizations.

RiverSource VP - Short Duration U.S. Government Fund invests primarily in debt securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities.


------------------------------------------------------------------------------

112 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

      RiverSource VP - Small Cap Advantage Fund invests primarily in equity securities of small capitalization companies.

      RiverSource VP - Small Cap Value Fund invests primarily in equity securities of small capitalization companies.

You may not buy (nor will you own) shares of each Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in each Fund.

Each Fund's significant accounting policies are summarized as follows:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities at the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities in all Funds, except RiverSource VP - Cash Management Fund, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in RiverSource VP - Cash Management Fund are valued daily at amortized cost, which approximates market value in order to maintain a constant net asset value of $1 per share.

ILLIQUID SECURITIES

At Dec. 31, 2006, investments in securities for RiverSource VP - Balanced Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Emerging Markets Fund, RiverSource VP - Growth Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - International Opportunity Fund, RiverSource VP - Large Cap Equity Fund and RiverSource VP - Small Cap Value Fund included issues that are illiquid which the Funds currently limit to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Dec. 31, 2006, was $3,380,686, $2,597,808, $8,925,940, $3,023,763, $4,238,015,
$3,761,272, $7,787,257 and $547,445 representing 0.16%, 0.09%, 1.63%, 0.47%,
0.35%, 0.29%, 0.21% and 0.09% of net assets for RiverSource VP - Balanced Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Emerging Markets Fund, RiverSource VP - Growth Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - International Opportunity Fund, RiverSource VP - Large Cap Equity Fund and RiverSource VP - Small Cap Value Fund, respectively. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. At Dec. 31, 2006, the outstanding forward-commitments for the Funds are as follows:

                                                        WHEN-ISSUED         OTHER
FUND                                                    SECURITIES    FORWARD-COMMITMENTS
-----------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                         $ 49,844,384          $  3,030,596
RiverSource VP - Core Bond Fund                           8,676,070                    --
RiverSource VP - Diversified Bond Fund                  278,936,745            46,739,464
RiverSource VP - Global Bond Fund                           190,882             6,692,460
RiverSource VP - High Yield Bond Fund                     6,304,144                    --
RiverSource VP - Income Opportunities Fund                2,084,637             1,821,138
RiverSource VP - Short Duration U.S. Government Fund     32,215,025                    --
-----------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 113

Certain Funds may also enter into transactions to sell purchase commitments to third parties at current market values and concurrently acquire other purchase commitments for similar securities at later dates. As an inducement for these Funds to "roll over" their purchase commitments, these Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Funds, except RiverSource VP - Cash Management Fund, may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Funds also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Funds, except RiverSource VP - Cash Management Fund, may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Dec. 31, 2006, foreign currency holdings for RiverSource VP - Core Bond Fund consisted of European monetary units and British pounds, foreign currency holdings for RiverSource VP - Diversified Bond Fund consisted of European monetary units and British pounds, foreign currency holdings for RiverSource VP - Emerging Markets Fund consisted of multiple denominations, foreign currency holdings for RiverSource VP - Fundamental Value Fund consisted of multiple denominations, foreign currency holdings for RiverSource VP - Global Bond Fund consisted of multiple denominations, foreign currency holdings for RiverSource VP - Growth Fund consisted of European monetary units, foreign currency holdings for RiverSource VP - International Opportunity Fund consisted of multiple denominations, foreign currency holdings for RiverSource VP - Large Cap Equity Fund consisted of multiple denominations, primarily European monetary units, and foreign currency holdings for RiverSource VP - Select Value Fund consisted of British pounds and Canadian dollars.

The Funds, except RiverSource VP - Cash Management Fund and RiverSource VP - Short Duration U.S. Government Fund, may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

FORWARD SALE COMMITMENTS

Certain Funds may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.


------------------------------------------------------------------------------

114 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

TOTAL RETURN EQUITY SWAP TRANSACTIONS

Certain Funds may enter into swap agreements to earn the total return on a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Under the terms of a total return equity swap agreement, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate.

The notional amounts of swap contracts are not recorded in the financial statements. Swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the underlying securities and also the risk of the counterparty not fulfilling its obligations under the agreement.

CMBS TOTAL RETURN SWAP TRANSACTIONS

Certain Funds may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Funds.

GUARANTEES AND INDEMNIFICATIONS

Under each Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund's contracts with its service providers contain general indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

Each Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the subaccounts. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Funds.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 115

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in net reclassification adjustments to decrease paid-in capital by the following:

                                                  RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                                      BALANCED       CASH MANAGEMENT       CORE BOND          DIVERSIFIED
                                                        FUND               FUND               FUND               BOND
---------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                $ 11,726,922           $ --            $ (15,987)         $ 4,074,783
Undistributed net investment income                      131,678             --               15,987              743,098
---------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital reduction (increase)     $ 11,858,600           $ --            $      --          $ 4,817,881
---------------------------------------------------------------------------------------------------------------------------

                                                  RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                                    DIVERSIFIED          EMERGING         FUNDAMENTAL         GLOBAL BOND
                                                   EQUITY INCOME          MARKETS            VALUE               FUND
                                                        FUND               FUND               FUND
---------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                 $ (16,239)         $ (418,469)       $ 6,706             $(102,044)
Undistributed net investment income                     16,239             418,573         (6,706)              102,044
---------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital reduction (increase)      $      --          $      104        $    --             $      --
---------------------------------------------------------------------------------------------------------------------------

                                                    RIVERSOURCE VP -     RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP
                                                    GLOBAL INFLATION          GROWTH           HIGH YIELD          INCOME
                                                  PROTECTED SECURITIES         FUND               BOND          OPPORTUNITIES
                                                         FUND                                     FUND               FUND
-----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                   $ 6,575,653          $ (10,914)        $   (29,289)         $ (10)
Undistributed net investment income                     (6,575,653)            10,914          (1,308,557)            --
-----------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital reduction (increase)        $        --          $      --         $(1,337,846)         $ (10)
-----------------------------------------------------------------------------------------------------------------------------

                                                  RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP-
                                                    INTERNATIONAL       LARGE CAP          LARGE CAP           MID CAP
                                                     OPPORTUNITY          EQUITY             VALUE              GROWTH
                                                        FUND               FUND               FUND               FUND
--------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                $ 3,833,245        $ 20,753,534          $ 1,824            $ --
Undistributed net investment income                   2,001,177              78,715           (1,824)             --
--------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital reduction (increase)     $ 5,834,422        $ 20,832,249          $    --            $ --
--------------------------------------------------------------------------------------------------------------------------

                                                  RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                                       MID CAP            S&P 500            SELECT         SHORT DURATION
                                                        VALUE              INDEX             VALUE          U.S. GOVERNMENT
                                                        FUND               FUND              FUND               FUND
---------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                  $ 117,298          $  35,179            $ (28)             $ --
Undistributed net investment income                    (117,298)           (35,179)              28                --
---------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital reduction (increase)       $      --          $      --            $  --              $ --
---------------------------------------------------------------------------------------------------------------------------

                                                  RIVERSOURCE VP -   RIVERSOURCE VP -
                                                     SMALL CAP           SMALL CAP
                                                     ADVANTAGE             VALUE
                                                        FUND               FUND
-------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                  $ 166,465         $ (16,331)
Undistributed net investment income                    (113,533)           16,331
-------------------------------------------------------------------------------------
Additional paid-in capital reduction (increase)       $  52,932         $      --
-------------------------------------------------------------------------------------

The tax character of distributions paid for the periods indicated is as follows:

                                         PERIOD ENDED      YEAR ENDED     YEAR ENDED
                                        DEC. 31, 2006*   AUG. 31, 2006   AUG. 31, 2005
--------------------------------------------------------------------------------------
RIVERSOURCE VP - BALANCED FUND
Distributions paid from:
   Ordinary income                       $ 12,783,193     $ 58,821,263    $ 61,685,753
   Long-term capital gain                 114,232,567       70,774,753              --
RIVERSOURCE VP - CASH MANAGEMENT FUND
Distributions paid from:
   Ordinary income                         15,787,190       30,181,937      13,366,319
   Long-term capital gain                          --               --              --


------------------------------------------------------------------------------

116 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

                                                               PERIOD ENDED      YEAR ENDED        YEAR ENDED
                                                              DEC. 31, 2006*   AUG. 31, 2006     AUG. 31, 2005
-----------------------------------------------------------------------------------------------------------------
RIVERSOURCE VP - CORE BOND FUND
Distributions paid from:
   Ordinary income                                            $      904,887   $   2,531,686     $   1,450,986
   Long-term capital gain                                                 --           1,884                --
RIVERSOURCE VP - DIVERSIFIED BOND FUND
Distributions paid from:
   Ordinary income                                                38,353,400      81,269,698        66,121,267
   Long-term capital gain                                                 --              --                --
RIVERSOURCE VP - DIVERSIFIED EQUITY INCOME FUND
Distributions paid from:
   Ordinary income                                                10,731,641      41,193,178        19,986,713
   Long-term capital gain                                        196,331,636      68,007,894                --
RIVERSOURCE VP - EMERGING MARKETS FUND
Distributions paid from:
   Ordinary income                                                38,535,254      11,128,027           692,060
   Long-term capital gain                                         20,579,739       3,128,668         1,958,494
RIVERSOURCE VP - FUNDAMENTAL VALUE FUND
Distributions paid from:
   Ordinary income                                                 1,344,955         298,866(a)            N/A
   Long-term capital gain                                                 --              --               N/A
   Tax return of capital                                             169,045              --               N/A
RIVERSOURCE VP - GLOBAL BOND FUND
Distributions paid from:
   Ordinary income                                                 7,832,430      18,332,262        23,132,048
   Long-term capital gain                                                 --       2,322,501                --
RIVERSOURCE VP - GLOBAL INFLATION PROTECTED SECURITIES FUND
Distributions paid from:
   Ordinary income                                                12,799,673       5,920,360         1,179,047(b)
   Long-term capital gain                                             14,972              --                --
RIVERSOURCE VP - GROWTH FUND
Distributions paid from:
   Ordinary income                                                   433,302       6,205,001         1,085,812
   Long-term capital gain                                                 --              --                --
RIVERSOURCE VP - HIGH YIELD BOND FUND
Distributions paid from:
   Ordinary income                                                32,472,664      84,302,446        80,490,774
   Long-term capital gain                                                 --              --                --
RIVERSOURCE VP - INCOME OPPORTUNITIES FUND
Distributions paid from:
   Ordinary income                                                 7,366,970       6,948,160         1,588,766
   Long-term capital gain                                                 --          61,918                --
RIVERSOURCE VP - INTERNATIONAL OPPORTUNITY FUND
Distributions paid from:
   Ordinary income                                                10,550,737      18,190,610        14,185,535
   Long-term capital gain                                                 --              --                --
   Tax return of capital                                             550,893              --                --
RIVERSOURCE VP - LARGE CAP EQUITY FUND
Distributions paid from:
   Ordinary income                                                 9,238,610      41,430,783        28,626,032
   Long-term capital gain                                                 --              --                --
RIVERSOURCE VP - LARGE CAP VALUE FUND
Distributions paid from:
   Ordinary income                                                   413,000         484,993           211,363
   Long-term capital gain                                            851,000         172,351             1,069
RIVERSOURCE VP - MID CAP GROWTH FUND
Distributions paid from:
   Ordinary income                                                 1,596,565              --                --
   Long-term capital                                              26,857,455      20,773,397                --


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 117

                                                               PERIOD ENDED      YEAR ENDED        YEAR ENDED
                                                              DEC. 31, 2006*   AUG. 31, 2006     AUG. 31, 2005
-----------------------------------------------------------------------------------------------------------------
RIVERSOURCE VP - MID CAP VALUE FUND
Distributions paid from:
   Ordinary income                                            $    4,023,000   $     564,971     $       9,698(c)
   Long-term capital gain                                            543,000           2,400                --
RIVERSOURCE VP - S&P 500 INDEX FUND
Distributions paid from:
   Ordinary income                                                 1,492,168       5,486,997         5,503,403
   Long-term capital gain                                          1,541,629         924,016                --
RIVERSOURCE VP - SELECT VALUE FUND
Distributions paid from:
   Ordinary income                                                   419,000         795,309           120,939
   Long-term capital gain                                          2,283,000         146,000                56
RIVERSOURCE VP - SHORT DURATION U.S. GOVERNMENT FUND
Distributions paid from:
   Ordinary income                                                 6,034,508      17,299,564        13,288,036
   Long-term capital gain                                                 --              --           148,999
RIVERSOURCE VP - SMALL CAP ADVANTAGE FUND
Distributions paid from:
   Ordinary income                                                 4,668,406       7,295,152                --
   Long-term capital gain                                         23,599,991      22,110,008         9,460,720
RIVERSOURCE VP - SMALL CAP VALUE FUND
Distributions paid from:
   Ordinary income                                                22,811,776      11,611,903         9,597,221
   Long-term capital gain                                         38,448,283      22,305,455        13,206,755

*     For the period from Sept. 1, 2006 to Dec. 31, 2006.

(a)   For the period from May 1, 2006 (date the Fund became available) to Aug.
      31, 2006.

(b) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.

(c)   For the period from May 2, 2005 (date the Fund became available) to Aug.
      31, 2005.

At Dec. 31, 2006, the components of distributable earnings on a tax basis for each Fund are as follows:

                                                                            ACCUMULATED       UNREALIZED
                                                          UNDISTRIBUTED      LONG-TERM       APPRECIATION
FUND                                                     ORDINARY INCOME    GAIN (LOSS)     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                           $    11,423,627   $  34,973,637   $   232,151,428
RiverSource VP - Cash Management Fund                          3,772,176            (968)               --
RiverSource VP - Core Bond Fund                                  211,032        (636,371)         (346,732)
RiverSource VP - Diversified Bond Fund                         9,893,912    (140,432,282)       (9,936,877)
RiverSource VP - Diversified Equity Income Fund               16,082,634      26,442,535       540,575,712
RiverSource VP - Emerging Markets Fund                        18,947,778      13,926,823        87,390,017
RiverSource VP - Fundamental Value Fund                               --              --        30,474,160
RiverSource VP - Global Bond Fund                              1,533,861        (527,777)       17,632,295
RiverSource VP - Global Inflation Protected Securities
                 Fund                                          5,479,044      (1,165,851)      (15,127,924)
RiverSource VP - Growth Fund                                     781,994     (80,007,339)       42,474,153
RiverSource VP - High Yield Bond Fund                          7,760,257    (217,387,621)       21,439,781
RiverSource VP - Income Opportunities Fund                     3,455,750              --         5,675,714
RiverSource VP - International Opportunity Fund                       --    (434,867,847)      286,832,389
RiverSource VP - Large Cap Equity Fund                         3,970,349    (145,318,120)      384,781,936
RiverSource VP - Large Cap Value Fund                             49,682          53,131         2,981,708
RiverSource VP - Mid Cap Growth Fund                              31,821       6,582,833    (1,106,927,556)
RiverSource VP - Mid Cap Value Fund                              164,405          97,078        23,816,780
RiverSource VP - S&P 500 Index Fund                              696,972       2,790,654        83,195,368
RiverSource VP - Select Value Fund                               288,529          19,339         1,351,220
RiverSource VP - Short Duration U.S. Government Fund           1,409,033     (11,387,602)       (2,676,587)
RiverSource VP - Small Cap Advantage Fund                      2,699,922       6,683,799        17,712,124
RiverSource VP - Small Cap Value Fund                         10,870,872       7,613,411        65,153,008
-----------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

118 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of each Fund are being evaluated to determine the impact, if any, to the Funds. The adoption of FIN 48 is not anticipated to have a material impact on the Funds.

DIVIDENDS

At Dec. 31, 2006, dividends declared for each Fund payable Jan. 3, 2007 are as follows:

FUND                                                          AMOUNT PER SHARE
------------------------------------------------------------------------------
RiverSource VP - Cash Management Fund                              $0.004
RiverSource VP - Core Bond Fund                                     0.032
RiverSource VP - Diversified Bond Fund                              0.038
RiverSource VP - Global Bond Fund                                   0.018
RiverSource VP - High Yield Bond Fund                               0.044
RiverSource VP - Income Opportunities Fund                          0.058
RiverSource VP - Short Duration U.S. Government Fund                0.031
------------------------------------------------------------------------------

Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and distributed monthly, when available, for RiverSource VP - Cash Management Fund, RiverSource VP - Core Bond Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund and RiverSource VP - Short Duration U.S. Government Fund. Dividends from net investment income are declared and distributed quarterly, when available, for RiverSource VP - Balanced Fund, RiverSource VP
- Diversified Equity Income Fund, RiverSource VP - Emerging Markets Fund, RiverSource VP - Fundamental Value Fund, RiverSource VP - Growth Fund, RiverSource VP - International Opportunity Fund, RiverSource VP - Large Cap Equity Fund, RiverSource VP - Large Cap Value Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund , RiverSource VP - S&P 500 Index Fund, RiverSource VP - Select Value Fund, RiverSource VP - Small Cap Advantage Fund and RiverSource VP - Small Cap Value Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies. On March 16, 2006, an additional dividend was paid before the merger (see Note 12) to ensure that current shareholders of RiverSource VP - Large Cap Equity Fund and RiverSource VP - Mid Cap Growth Fund would not experience a dilution in their shares of the Fund's income or capital gains.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 119

2. EXPENSES

The Funds have an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) for managing investments, record keeping and other services that are based solely on the assets of each Fund. The management fee is a percentage of each Fund's average daily net assets that declines as each Fund's net assets increase. The annual percentage range for each Fund is as follows:

                                                                    CURRENT            PERCENTAGE RANGE
FUND                                                            PERCENTAGE RANGE    PRIOR TO MARCH 1, 2006
----------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                  0.530% to 0.350%       0.630% to 0.550%
RiverSource VP - Cash Management Fund                           0.330% to 0.150%       0.510% to 0.440%
RiverSource VP - Core Bond Fund                                 0.480% to 0.290%       0.630% to 0.555%
RiverSource VP - Diversified Bond Fund                          0.480% to 0.290%       0.610% to 0.535%
RiverSource VP - Diversified Equity Income Fund                 0.600% to 0.375%       0.560% to 0.470%
RiverSource VP - Emerging Markets Fund                          1.100% to 0.900%       1.170% to 1.095%
RiverSource VP - Fundamental Value Fund                         0.730% to 0.600%                   N/A
RiverSource VP - Global Bond Fund                               0.720% to 0.520%       0.840% to 0.780%
RiverSource VP - Global Inflation Protected Securities Fund     0.440% to 0.250%       0.490% to 0.415%
RiverSource VP - Growth Fund                                    0.600% to 0.375%       0.630% to 0.570%
RiverSource VP - High Yield Bond Fund                           0.590% to 0.360%       0.620% to 0.545%
RiverSource VP - Income Opportunities Fund                      0.610% to 0.380%       0.640% to 0.565%
RiverSource VP - International Opportunity Fund                 0.800% to 0.570%       0.870% to 0.795%
RiverSource VP - Large Cap Equity Fund                          0.600% to 0.375%       0.630% to 0.570%
RiverSource VP - Large Cap Value Fund                           0.600% to 0.375%       0.630% to 0.570%
RiverSource VP - Mid Cap Growth Fund                            0.700% to 0.475%       0.650% to 0.560%
RiverSource VP - Mid Cap Value Fund                             0.700% to 0.475%       0.730% to 0.610%
RiverSource VP - S&P 500 Index Fund                             0.220% to 0.120%       0.290% to 0.260%
RiverSource VP - Select Value Fund                              0.780% to 0.650%       0.810% to 0.720%
RiverSource VP - Short Duration U.S. Government Fund            0.480% to 0.250%       0.610% to 0.535%
RiverSource VP - Small Cap Advantage Fund                       0.790% to 0.665%       0.790% to 0.650%
RiverSource VP - Small Cap Value Fund                           0.970% to 0.870%       1.020% to 0.920%
----------------------------------------------------------------------------------------------------------

For the following Funds the fee may be adjusted upward or downward by a performance incentive adjustment with a maximum adjustment of 0.08% for RiverSource VP - Balanced Fund and 0.12% for each remaining Fund. The adjustment is based on a comparison of the performance of each Fund to the stated index up to a maximum percentage of each Fund's average daily net assets after deducting 0.50% from the performance difference. In certain circumstances, the Board may approve a change in the index. If the performance difference is less than 0.50%, the adjustment will be zero. The index name and the amount the fee was increased (decreased) for each Fund are as follows:

                                                                                      FOR THE PERIOD FROM
                                                                                        SEPT. 1, 2006 TO       FOR THE YEAR
                                                                                         DEC. 31, 2006     ENDED AUG. 31, 2006
FUND                                             INDEX NAME                           INCREASE (DECREASE)  INCREASE (DECREASE)
------------------------------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                   Lipper Balanced Funds Index             $    270,785        $     (926,803)
RiverSource VP - Diversified Equity Income Fund  Lipper Equity Income Funds Index             722,447             2,011,544
RiverSource VP - Emerging Markets Fund           Lipper Emerging Markets Funds Index           68,528                12,891
RiverSource VP - Fundamental Value Fund          Lipper Large-Cap Value Funds Index           (11,517)                   --
RiverSource VP - Growth Fund                     Lipper Large-Cap Growth Funds Index          219,098                94,840
RiverSource VP - International Opportunity Fund  Lipper International Large-Cap Core
                                                  Funds Index                                  42,132               443,628
RiverSource VP - Large Cap Equity Fund           Lipper Large-Cap Core Funds Index             97,489              (472,064)
RiverSource VP - Large Cap Value Fund            Lipper Large-Cap Value Funds Index                --                (6,328)
RiverSource VP - Mid Cap Growth Fund             Lipper Mid-Cap Growth Funds Index           (224,965)             (211,720)
RiverSource VP - Mid Cap Value Fund              Lipper Mid-Cap Value Funds Index              16,744                14,432
RiverSource VP - Select Value Fund               Lipper Multi-Cap Value Funds Index            (5,226)              (17,927)
RiverSource VP - Small Cap Advantage Fund        Lipper Small-Cap Core Funds Index            (53,757)             (123,175)
RiverSource VP - Small Cap Value Fund            Lipper Small-Cap Value Funds Index            89,900               (82,048)
------------------------------------------------------------------------------------------------------------------------------

In addition to paying its own management fee, brokerage commissions, taxes and costs of certain legal services, each Fund will reimburse the Investment Manager an amount equal to the cost of certain expenses incurred and paid by the Investment Manager in connection with each Fund's operations.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of RiverSource VP - Emerging Markets Fund and RiverSource VP - International Opportunity Fund.

The Investment Manager has a Subadvisory Agreement with Kenwood Capital Management LLC, an indirect partially owned subsidiary of Ameriprise Financial, to subadvise the assets of RiverSource VP - Small Cap Advantage Fund.


------------------------------------------------------------------------------

120 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

The Investment Manager has Subadvisory Agreements with Systematic Financial Management, L.P. (Systematic) and WEDGE Capital Management, L.L.P. (WEDGE), each of which subadvises a portion of the assets of RiverSource VP - Select Value Fund. Effective Sept. 29, 2006, Systematic and WEDGE replaced GAMCO Asset Management Inc. as subadvisers to the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

The Investment Manager has Subadvisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc., Donald Smith & Co., Inc., and Franklin Portfolio Associates LLC, and River Road Asset Management, LLC (River Road), each of which subadvises a portion of the assets of RiverSource VP - Small Cap Value Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. Effective April 24, 2006, River Road replaced Goldman Sachs Asset Management, L.P. and Royce & Associates, LLC as subadviser to the Fund.

The Investment Manager has a Subadvisory Agreement with Davis Selected Advisers, L.P. to subadvise the assets of RiverSource VP - Fundamental Value Fund.

Effective as of March 1, 2006, the Funds entered into a separate transfer agent agreement with RiverSource Service Corporation. The fee under this agreement is uniform for all RiverSource Variable Portfolio Funds at an annual rate of 0.06% of average daily net assets. The impact of moving transfer agent fees from the Investment Management Services Agreement fee schedules varies by each Fund and decreases the rate between 0.03% and 0.15% of average daily net assets.

Effective Jan. 1, 2007, the Funds have an agreement with RiverSource Distributors, Inc. for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays RiverSource Distributors, Inc. a fee at an annual rate of up to 0.125% of each Fund's average daily net assets. Prior to Jan. 1, 2007, the Funds had an agreement with IDS Life Insurance Company for distribution services, and under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund paid IDS Life Insurance Company a fee at an annual rate of up to 0.125% of each Fund's average daily net assets.

The Funds have an Administrative Services Agreement with Ameriprise Financial. Under this agreement, each Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines annually as each Fund's net assets increase. The percentage range for each Fund is as follows:

                                                                     CURRENT           PERCENTAGE RANGE
FUND                                                            PERCENTAGE RANGE    PRIOR TO OCT. 1, 2005
---------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                  0.060% to 0.030%       0.040% to 0.020%
RiverSource VP - Cash Management Fund                           0.060% to 0.030%       0.030% to 0.020%
RiverSource VP - Core Bond Fund                                 0.070% to 0.040%       0.050% to 0.025%
RiverSource VP - Diversified Bond Fund                          0.070% to 0.040%       0.050% to 0.025%
RiverSource VP - Diversified Equity Income Fund                 0.060% to 0.030%       0.040% to 0.020%
RiverSource VP - Emerging Markets Fund                          0.080% to 0.050%       0.100% to 0.050%
RiverSource VP - Fundamental Value Fund                         0.060% to 0.030%                    N/A
RiverSource VP - Global Bond Fund                               0.080% to 0.050%       0.060% to 0.040%
RiverSource VP - Global Inflation Protected Securities Fund     0.070% to 0.040%       0.050% to 0.025%
RiverSource VP - Growth Fund                                    0.060% to 0.030%       0.050% to 0.030%
RiverSource VP - High Yield Bond Fund                           0.070% to 0.040%       0.050% to 0.025%
RiverSource VP - Income Opportunities Fund                      0.070% to 0.040%       0.050% to 0.025%
RiverSource VP - International Opportunity Fund                 0.080% to 0.050%       0.060% to 0.035%
RiverSource VP - Large Cap Equity Fund                          0.060% to 0.030%       0.050% to 0.030%
RiverSource VP - Large Cap Value Fund                           0.060% to 0.030%       0.050% to 0.030%
RiverSource VP - Mid Cap Growth Fund                            0.060% to 0.030%       0.060% to 0.030%
RiverSource VP - Mid Cap Value Fund                             0.060% to 0.030%       0.050% to 0.020%
RiverSource VP - S&P 500 Index Fund                             0.060% to 0.030%       0.080% to 0.065%
RiverSource VP - Select Value Fund                              0.060% to 0.030%       0.060% to 0.035%
RiverSource VP - Short Duration U.S. Government Fund            0.070% to 0.040%       0.050% to 0.025%
RiverSource VP - Small Cap Advantage Fund                       0.080% to 0.050%       0.060% to 0.035%
RiverSource VP - Small Cap Value Fund                           0.080% to 0.050%       0.080% to 0.055%
---------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 121

Other expenses are for, among other things, certain expenses of the Funds or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Funds and the Board. For the period ended Dec. 31, 2006, these amounts are as follows:

FUND                                                             OTHER EXPENSES
-------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                       $19,841
RiverSource VP - Cash Management Fund                                  9,574
RiverSource VP - Core Bond Fund                                          184
RiverSource VP - Diversified Bond Fund                                22,179
RiverSource VP - Diversified Equity Income Fund                       27,044
RiverSource VP - Emerging Markets Fund                                 3,385
RiverSource VP - Fundamental Value Fund                                1,339
RiverSource VP - Global Bond Fund                                      6,314
RiverSource VP - Global Inflation Protected Securities Fund               43
RiverSource VP - Growth Fund                                           5,236
RiverSource VP - High Yield Bond Fund                                 11,362
RiverSource VP - Income Opportunities Fund                             1,956
RiverSource VP - International Opportunity Fund                       11,496
RiverSource VP - Large Cap Equity Fund                                35,831
RiverSource VP - Large Cap Value Fund                                    616
RiverSource VP - Mid Cap Growth Fund                                   6,437
RiverSource VP - Mid Cap Value Fund                                    1,719
RiverSource VP - S&P 500 Index Fund                                    3,152
RiverSource VP - Select Value Fund                                        --
RiverSource VP - Short Duration U.S. Government Fund                   4,081
RiverSource VP - Small Cap Advantage Fund                              1,655
RiverSource VP - Small Cap Value Fund                                  4,702
-------------------------------------------------------------------------------

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each Fund or other RiverSource funds. Each Fund's liability for these amounts is adjusted for market value changes and remains in each Fund until distributed in accordance with the Plan.

Professional fees include fees paid by each Fund for legal services and independent auditor services.

In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and each Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred directly by each Fund will vary.

For the period ended Dec. 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 0.83% for RiverSource VP - Core Bond Fund, 0.72% for RiverSource VP - Global Inflation Protected Securities Fund, 1.05% for RiverSource VP - Large Cap Value Fund, 0.50% for RiverSource VP - S&P 500 Index Fund, 1.09% for RiverSource VP - Select Value Fund and 1.26% for RiverSource VP - Small Cap Value Fund.

In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Dec. 31, 2007, unless sooner terminated by the discretion of the Board (excluding certain expenses such as indirect operating expenses of acquired funds in which each Fund invests), such that net expenses, before giving effect to any applicable performance incentive adjustment, will not exceed the following percentage of each Fund's average daily net assets:

FUND                                                             PERCENTAGE
---------------------------------------------------------------------------
RiverSource VP - Core Bond Fund                                    0.830%
RiverSource VP - Fundamental Value Fund                            1.070%
RiverSource VP - Global Inflation Protected Securities Fund        0.720%
RiverSource VP - Income Opportunities Fund                         0.990%
RiverSource VP - Large Cap Value Fund                              1.050%
RiverSource VP - Mid Cap Growth Fund                               1.000%
RiverSource VP - Mid Cap Value Fund                                1.080%
RiverSource VP - S&P 500 Index Fund                                0.495%
---------------------------------------------------------------------------


------------------------------------------------------------------------------

122 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

Effective as of Jan. 1, 2007, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Dec. 31, 2007, unless sooner terminated by the discretion of the Board (excluding certain expenses such as indirect operating expenses of acquired funds in which each Fund invests), such that net expenses, before giving effect to any performance incentive adjustment, will not exceed the following percentage of each Fund's average daily net assets:

FUND                                                            PERCENTAGE
--------------------------------------------------------------------------
RiverSource VP - Select Value Fund                                1.000%*
RiverSource VP - Small Cap Value Fund                             1.200%*
--------------------------------------------------------------------------

* Percentage for the period from Sept. 1, 2006 to Dec. 31, 2006 was 1.150% and 1.210% for RiverSource VP - Select Value Fund and RiverSource VP -
      Small Cap Value Fund, respectively.

For the year ended Aug. 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 0.86% for RiverSource VP - Core Bond Fund, 1.07% for RiverSource VP - Fundamental Value Fund, 0.72% for RiverSource VP - Global Inflation Protected Securities Fund, 1.02% for RiverSource VP - Large Cap Value Fund, 1.11% for RiverSource VP - Mid Cap Value Fund, 0.495% for RiverSource VP - S&P 500 Index Fund, 1.08% for RiverSource VP - Select Value Fund and 1.24% for RiverSource VP - Small Cap Value Fund.

In addition, the Investment Manager and its affiliates agreed to waive certain fees and expenses until Aug. 31, 2006, such that net expenses, before giving effect to any applicable performance incentive adjustment, would not exceed the following percentage of each Fund's average daily net assets:

FUND                                                            PERCENTAGE
--------------------------------------------------------------------------
RiverSource VP - Core Bond Fund                                   0.830%*
RiverSource VP - Emerging Markets Fund                            1.750%
RiverSource VP - Global Inflation Protected Securities Fund       0.720%*
RiverSource VP - Income Opportunities Fund                        0.990%
RiverSource VP - Large Cap Value Fund                             1.050%
RiverSource VP - Mid Cap Growth Fund                              1.000%**
RiverSource VP - Mid Cap Value Fund                               1.080%
RiverSource VP - S&P 500 Index Fund                               0.495%
RiverSource VP - Select Value Fund                                1.150%
RiverSource VP - Small Cap Value Fund                             1.250%*
--------------------------------------------------------------------------

 *    Prior to Dec. 1, 2005 the percentage was 0.950%, 0.750% and 1.300% for
      RiverSource VP - Core Bond Fund, RiverSource VP - Global Inflation
      Protected Securities Fund and RiverSource VP - Small Cap Value Fund, respectively.

**    Prior to March 18, 2006 the percentage was 1.10%.

Effective as of April 25, 2006, the Investment Manager and its affiliates agreed to waive certain fees and expenses for RiverSource VP - Fundamental Value Fund until Aug. 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment, would not exceed 1.07% of the Fund's average daily net assets.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 123

The Fund's custodian fees were reduced as a result of earnings and bank fee credits from overnight cash balances for the periods indicated and are as follows:

                                                              PERIOD ENDED      YEAR ENDED
                                                              DEC. 31, 2006   AUG. 31, 2006
FUND                                                            REDUCTION       REDUCTION
-------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                    $1,594          $2,918
RiverSource VP - Cash Management Fund                              1,156           3,315
RiverSource VP - Core Bond Fund                                      573           2,769
RiverSource VP - Diversified Bond Fund                             1,620           7,722
RiverSource VP - Diversified Equity Income Fund                      524           1,987
RiverSource VP - Emerging Markets Fund                               856           2,136
RiverSource VP - Fundamental Value Fund                               --             548
RiverSource VP - Global Bond Fund                                  1,120           1,806
RiverSource VP - Global Inflation Protected Securities Fund          780           2,594
RiverSource VP - Growth Fund                                         600           1,518
RiverSource VP - High Yield Bond Fund                              1,672           4,108
RiverSource VP - Income Opportunities Fund                           750           3,680
RiverSource VP - International Opportunity Fund                      880           2,074
RiverSource VP - Large Cap Equity Fund                             1,510           3,638
RiverSource VP - Large Cap Value Fund                              2,308          14,675
RiverSource VP - Mid Cap Growth Fund                                 878           2,103
RiverSource VP - Mid Cap Value Fund                                   --          10,858
RiverSource VP - S&P 500 Index Fund                                1,282           1,725
RiverSource VP - Short Duration U.S. Government Fund                 600           3,400
RiverSource VP - Small Cap Advantage Fund                             --             350
-------------------------------------------------------------------------------------------

The Funds also pay custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, for the year ended Aug. 31, 2006, RiverSource VP - S&P 500 Index Fund received a one time transaction fee reimbursement of $216,040 by Ameriprise Trust Company. See "Financial Highlights" for additional information.

3. SECURITIES TRANSACTIONS

For the period ended Dec. 31, 2006, cost of purchases and proceeds from sales of securities aggregated $1,626,238,359 and $1,570,521,628, respectively, for RiverSource VP - Cash Management Fund. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:

FUND                                                                PURCHASES          PROCEEDS
------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                $   783,383,619   $   929,600,485
RiverSource VP - Core Bond Fund                                    74,716,340        70,702,680
RiverSource VP - Diversified Bond Fund                          3,177,455,788     2,755,946,537
RiverSource VP - Diversified Equity Income Fund                   472,063,944       170,331,923
RiverSource VP - Emerging Markets Fund                            224,546,833       211,580,015
RiverSource VP - Fundamental Value Fund                           143,600,394         9,227,891
RiverSource VP - Global Bond Fund                                 213,210,496       144,466,244
RiverSource VP - Global Inflation Protected Securities Fund       154,715,307                --
RiverSource VP - Growth Fund                                      180,235,850       207,043,599
RiverSource VP - High Yield Bond Fund                             345,462,723       322,821,014
RiverSource VP - Income Opportunities Fund                        226,783,094        90,053,635
RiverSource VP - International Opportunity Fund                   253,502,190       300,888,388
RiverSource VP - Large Cap Equity Fund                            767,999,595     1,151,132,836
RiverSource VP - Large Cap Value Fund                               4,772,296         2,892,576
RiverSource VP - Mid Cap Growth Fund                              164,745,048       246,011,362
RiverSource VP - Mid Cap Value Fund                               131,349,106        11,569,084
RiverSource VP - S&P 500 Index Fund                                 7,033,531        16,497,893
RiverSource VP - Select Value Fund                                 30,078,474        29,929,475
RiverSource VP - Short Duration U.S. Government Fund              272,816,717       285,606,436
RiverSource VP - Small Cap Advantage Fund                         160,860,764       177,044,881
RiverSource VP - Small Cap Value Fund                             137,787,817       124,791,245
------------------------------------------------------------------------------------------------

Net realized gains and losses on investment sales are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers for RiverSource VP - Select Value Fund were $112 for the period ended Dec. 31, 2006.


------------------------------------------------------------------------------

124 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                    PERIOD ENDED DEC. 31, 2006*
---------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -    RIVERSOURCE VP -   RIVERSOURCE VP -
                                          BALANCED              CASH               CORE
                                           FUND              MANAGEMENT            BOND
                                                                FUND               FUND
---------------------------------------------------------------------------------------------
Sold                                       745,197          167,098,286         942,086
Issued for reinvested distributions      9,132,978           15,958,427          93,532
Redeemed                                (9,766,916)        (126,608,351)       (721,222)
---------------------------------------------------------------------------------------------
Net increase (decrease)                    111,259           56,448,362         314,396
---------------------------------------------------------------------------------------------

                                                    YEAR ENDED AUG. 31, 2006
---------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -    RIVERSOURCE VP -   RIVERSOURCE VP -
                                          BALANCED              CASH               CORE
                                           FUND              MANAGEMENT            BOND
                                                                FUND               FUND
---------------------------------------------------------------------------------------------
Sold                                      1,604,644         546,325,418         2,832,609
Issued for reinvested distributions       8,844,384          28,018,991           252,233
Redeemed                                (38,530,123)       (263,000,076)       (2,432,878)
---------------------------------------------------------------------------------------------
Net increase (decrease)                 (28,081,095)        311,344,333           651,964
---------------------------------------------------------------------------------------------

                                                    YEAR ENDED AUG. 31, 2005
---------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -    RIVERSOURCE VP -   RIVERSOURCE VP -
                                          BALANCED              CASH               CORE
                                            FUND             MANAGEMENT            BOND
                                                                FUND               FUND
---------------------------------------------------------------------------------------------
Sold                                      2,282,339         278,345,632        2,692,666
Issued for reinvested distributions       4,179,520          12,099,139          137,378
Redeemed                                (33,801,683)       (376,052,554)        (618,126)
---------------------------------------------------------------------------------------------
Net increase (decrease)                 (27,339,824)        (85,607,783)       2,211,918
---------------------------------------------------------------------------------------------

                                                    PERIOD ENDED DEC. 31, 2006*
---------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -    RIVERSOURCE VP -   RIVERSOURCE VP -
                                        DIVERSIFIED         DIVERSIFIED          EMERGING
                                            BOND           EQUITY INCOME          MARKETS
                                            FUND                FUND               FUND
---------------------------------------------------------------------------------------------
Sold                                    41,333,529         20,716,476           2,830,869
Issued for reinvested distributions      3,545,702         14,243,085           3,607,990
Redeemed                                (6,549,782)        (2,974,137)         (1,049,305)
---------------------------------------------------------------------------------------------
Net increase (decrease)                 38,329,449         31,985,424           5,389,554
---------------------------------------------------------------------------------------------

                                                    YEAR ENDED AUG. 31, 2006
---------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -    RIVERSOURCE VP -   RIVERSOURCE VP -
                                        DIVERSIFIED         DIVERSIFIED          EMERGING
                                            BOND           EQUITY INCOME          MARKETS
                                            FUND                FUND               FUND
---------------------------------------------------------------------------------------------
Sold                                      66,150,597        66,872,272         14,243,920
Issued for reinvested distributions        7,539,299         7,606,498            999,615
Redeemed                                 (21,056,382)       (5,235,880)        (3,674,525)
---------------------------------------------------------------------------------------------
Net increase (decrease)                   52,633,514        69,242,890         11,569,010
---------------------------------------------------------------------------------------------

                                                    YEAR ENDED AUG. 31, 2005
---------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -    RIVERSOURCE VP -   RIVERSOURCE VP -
                                        DIVERSIFIED         DIVERSIFIED          EMERGING
                                            BOND           EQUITY INCOME          MARKETS
                                            FUND                FUND               FUND
---------------------------------------------------------------------------------------------
Sold                                     25,108,316         46,061,546         10,263,732
Issued for reinvested distributions       6,211,707          1,430,499            228,513
Redeemed                                (19,891,051)        (1,515,634)          (576,416)
---------------------------------------------------------------------------------------------
Net increase (decrease)                  11,428,972         45,976,411          9,915,829
---------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 125

                                                      PERIOD ENDED DEC. 31, 2006*
------------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -     RIVERSOURCE VP -
                                         FUNDAMENTAL          GLOBAL          GLOBAL INFLATION
                                           VALUE               BOND         PROTECTED SECURITIES
                                           FUND                FUND                 FUND
------------------------------------------------------------------------------------------------
Sold                                    13,209,495          8,876,320           18,635,892
Issued for reinvested distributions        169,453            725,298            1,289,058
Redeemed                                  (124,558)        (2,079,563)            (454,877)
------------------------------------------------------------------------------------------------
Net increase (decrease)                 13,254,390          7,522,055           19,470,073
------------------------------------------------------------------------------------------------

                                                      YEAR ENDED AUG. 31, 2006
------------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -     RIVERSOURCE VP -
                                         FUNDAMENTAL          GLOBAL          GLOBAL INFLATION
                                           VALUE              BOND          PROTECTED SECURITIES
                                          FUND(a)             FUND                 FUND
------------------------------------------------------------------------------------------------
Sold                                    23,142,255          16,252,656           35,080,485
Issued for reinvested distributions          1,909           1,923,444              624,006
Redeemed                                  (243,201)         (6,199,573)          (6,979,442)
------------------------------------------------------------------------------------------------
Net increase (decrease)                 22,900,963          11,976,527           28,725,049
------------------------------------------------------------------------------------------------

                                                      YEAR ENDED AUG. 31, 2005
------------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -     RIVERSOURCE VP -
                                         FUNDAMENTAL         GLOBAL           GLOBAL INFLATION
                                           VALUE              BOND          PROTECTED SECURITIES
                                           FUND               FUND                 FUND(b)
------------------------------------------------------------------------------------------------
Sold                                      N/A                14,405,822         11,437,594
Issued for reinvested distributions       N/A                 2,128,628             92,952
Redeemed                                  N/A                (2,121,377)          (612,356)
------------------------------------------------------------------------------------------------
Net increase (decrease)                   N/A                14,413,073         10,918,190
------------------------------------------------------------------------------------------------

                                                      PERIOD ENDED DEC. 31, 2006*
------------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -     RIVERSOURCE VP -
                                           GROWTH           HIGH YIELD             INCOME
                                            FUND               BOND            OPPORTUNITIES
                                                               FUND                 FUND
------------------------------------------------------------------------------------------------
Sold                                      1,795,840          4,649,214          13,653,726
Issued for reinvested distributions         241,573          4,684,842             631,708
Redeemed                                 (4,955,872)       (10,403,935)           (268,671)
------------------------------------------------------------------------------------------------
Net increase (decrease)                  (2,918,459)        (1,069,879)         14,016,763
------------------------------------------------------------------------------------------------

                                                      YEAR ENDED AUG. 31, 2006
------------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -     RIVERSOURCE VP -
                                           GROWTH           HIGH YIELD             INCOME
                                            FUND               BOND            OPPORTUNITIES
                                                               FUND                 FUND
------------------------------------------------------------------------------------------------
Sold                                      49,500,097        16,227,622          21,779,525
Issued for reinvested distributions          747,698        12,636,235             586,469
Redeemed                                 (21,266,893)      (34,818,886)           (984,015)
------------------------------------------------------------------------------------------------
Net increase (decrease)                   28,980,902        (5,955,029)         21,381,979
------------------------------------------------------------------------------------------------

                                                      YEAR ENDED AUG. 31, 2005
------------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -     RIVERSOURCE VP -
                                           GROWTH           HIGH YIELD             INCOME
                                            FUND               BOND            OPPORTUNITIES
                                                               FUND                 FUND
------------------------------------------------------------------------------------------------
Sold                                      16,903,922        21,655,621          3,565,312
Issued for reinvested distributions          183,638        11,919,547            140,682
Redeemed                                  (3,733,894)      (20,228,641)          (934,015)
------------------------------------------------------------------------------------------------
Net increase (decrease)                   13,353,666        13,346,527          2,771,979
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

126 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

                                                   PERIOD ENDED DEC. 31, 2006*
--------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                       INTERNATIONAL        LARGE CAP          LARGE CAP
                                        OPPORTUNITY           EQUITY             VALUE
                                            FUND               FUND               FUND
--------------------------------------------------------------------------------------------
Sold                                      1,023,262            185,194          259,377
Issued for reinvested distributions       1,024,536            853,308          111,695
Redeemed                                 (6,138,650)       (14,753,800)         (65,500)
--------------------------------------------------------------------------------------------
Net increase (decrease)                  (4,090,852)       (13,715,298)         305,572
--------------------------------------------------------------------------------------------

                                                    YEAR ENDED AUG. 31, 2006
--------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                       INTERNATIONAL        LARGE CAP          LARGE CAP
                                        OPPORTUNITY           EQUITY             VALUE
                                            FUND               FUND               FUND
--------------------------------------------------------------------------------------------
Sold                                       3,290,061          6,446,961           563,345
Fund merger                                      N/A         77,634,189               N/A
Issued for reinvested distributions        1,754,001          1,647,637            58,492
Redeemed                                 (19,700,173)       (39,632,021)         (201,307)
--------------------------------------------------------------------------------------------
Net increase (decrease)                  (14,656,111)        46,096,766           420,530
--------------------------------------------------------------------------------------------

                                                    YEAR ENDED AUG. 31, 2005
--------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                       INTERNATIONAL        LARGE CAP          LARGE CAP
                                        OPPORTUNITY           EQUITY             VALUE
                                            FUND               FUND               FUND
--------------------------------------------------------------------------------------------
Sold                                     10,041,363          9,638,209          691,507
Issued for reinvested distributions       1,545,947          1,352,452           17,147
Redeemed                                (11,718,071)       (25,298,441)         (88,533)
--------------------------------------------------------------------------------------------
Net increase (decrease)                    (130,761)       (14,307,780)         620,121
--------------------------------------------------------------------------------------------

                                                    PERIOD ENDED DEC. 31, 2006*
--------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                          MID CAP            MID CAP            S&P 500
                                           GROWTH             VALUE              INDEX
                                            FUND               FUND               FUND
--------------------------------------------------------------------------------------------
Sold                                        204,961         9,283,567             719,158
Issued for reinvested distributions       2,478,097           365,184             481,856
Redeemed                                 (6,966,156)         (235,125)         (1,803,618)
--------------------------------------------------------------------------------------------
Net increase (decrease)                  (4,283,098)        9,413,626            (602,604)
--------------------------------------------------------------------------------------------

                                                    YEAR ENDED AUG. 31, 2006
--------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                          MID CAP            MID CAP            S&P 500
                                           GROWTH             VALUE              INDEX
                                            FUND               FUND               FUND
--------------------------------------------------------------------------------------------
Sold                                      1,916,243         17,680,414         3,049,759
Fund merger                              51,642,855                N/A               N/A
Issued for reinvested distributions       1,683,389             18,726           742,959
Redeemed                                (11,079,161)          (263,812)       (6,584,030)
--------------------------------------------------------------------------------------------
Net increase (decrease)                  44,163,326         17,435,328        (2,791,312)
--------------------------------------------------------------------------------------------

                                                    YEAR ENDED AUG. 31, 2005
--------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                          MID CAP            MID CAP            S&P 500
                                           GROWTH             VALUE              INDEX
                                            FUND             FUND(c)              FUND
--------------------------------------------------------------------------------------------
Sold                                      1,840,161         428,140            8,702,124
Issued for reinvested distributions              --             171              631,315
Redeemed                                 (3,566,894)         (5,284)          (2,660,665)
--------------------------------------------------------------------------------------------
Net increase (decrease)                  (1,726,733)        423,027            6,672,774
--------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 127

                                                    PERIOD ENDED DEC. 31, 2006*
--------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                           SELECT         SHORT DURATION        SMALL CAP
                                           VALUE         U.S. GOVERNMENT        ADVANTAGE
                                           FUND                FUND               FUND
--------------------------------------------------------------------------------------------
Sold                                       130,952          1,559,918            144,790
Issued for reinvested distributions        241,551            615,472          2,176,662
Redeemed                                  (135,982)        (2,866,142)        (1,248,454)
--------------------------------------------------------------------------------------------
Net increase (decrease)                    236,521           (690,752)         1,072,998
--------------------------------------------------------------------------------------------

                                                    YEAR ENDED AUG. 31, 2006
--------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                           SELECT         SHORT DURATION        SMALL CAP
                                           VALUE         U.S. GOVERNMENT        ADVANTAGE
                                           FUND                FUND               FUND
--------------------------------------------------------------------------------------------
Sold                                       465,908           6,812,654           580,024
Issued for reinvested distributions         80,918           1,670,663         2,188,623
Redeemed                                  (330,201)        (10,142,070)       (2,551,105)
--------------------------------------------------------------------------------------------
Net increase (decrease)                    216,625          (1,658,753)          217,542
--------------------------------------------------------------------------------------------

                                                    YEAR ENDED AUG. 31, 2005
--------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                           SELECT         SHORT DURATION        SMALL CAP
                                           VALUE         U.S. GOVERNMENT        ADVANTAGE
                                           FUND                FUND               FUND
--------------------------------------------------------------------------------------------
Sold                                     1,230,317           5,228,726         1,725,783
Issued for reinvested distributions         10,913           1,302,984           666,902
Redeemed                                   (55,353)         (8,014,535)       (1,369,479)
--------------------------------------------------------------------------------------------
Net increase (decrease)                  1,185,877          (1,482,825)        1,023,206
--------------------------------------------------------------------------------------------

                                                    PERIOD ENDED DEC. 31, 2006*
--------------------------------------------------------------------------------------------
                                                         RIVERSOURCE VP -
                                                            SMALL CAP
                                                              VALUE
                                                               FUND
--------------------------------------------------------------------------------------------
Sold                                                         2,823,228
Issued for reinvested distributions                          4,206,725
Redeemed                                                    (1,923,250)
--------------------------------------------------------------------------------------------
Net increase (decrease)                                      5,106,703
--------------------------------------------------------------------------------------------

                                                    YEAR ENDED AUG. 31, 2006
--------------------------------------------------------------------------------------------
                                                         RIVERSOURCE VP -
                                                            SMALL CAP
                                                              VALUE
                                                               FUND
--------------------------------------------------------------------------------------------
Sold                                                         9,622,399
Issued for reinvested distributions                          2,433,216
Redeemed                                                    (4,112,520)
--------------------------------------------------------------------------------------------
Net increase (decrease)                                      7,943,095
--------------------------------------------------------------------------------------------

                                                    YEAR ENDED AUG. 31, 2005
--------------------------------------------------------------------------------------------
                                                         RIVERSOURCE VP -
                                                            SMALL CAP
                                                              VALUE
                                                               FUND
--------------------------------------------------------------------------------------------
-Sold                                                         9,958,388
Issued for reinvested distributions                           1,666,706
Redeemed                                                       (593,056)
--------------------------------------------------------------------------------------------
Net increase (decrease)                                      11,032,038
--------------------------------------------------------------------------------------------

*     For the period from Sept. 1, 2006 to Dec. 31, 2006.

(a)   For the period from May 1, 2006 (date the Fund became available) to Aug.
      31, 2006. (b) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005. (c) For the period from May 2, 2005 (date the Fund became available) to Aug. 31, 2005.


------------------------------------------------------------------------------

128 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Dec. 31, 2006, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund and RiverSource VP - International Opportunity Fund have entered into forward foreign currency exchange contracts that obligate the Funds to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

RiverSource VP - Global Bond Fund

                                                    CURRENCY TO             CURRENCY TO   UNREALIZED    UNREALIZED
EXCHANGE DATE                                      BE DELIVERED             BE RECEIVED  APPRECIATION  DEPRECIATION
-------------------------------------------------------------------------------------------------------------------
Jan. 2, 2007                                          1,254,821               1,457,000  $         --  $      5,250
                                                    U.S. Dollar         Canadian Dollar
Jan. 3, 2007                                          5,604,788               4,262,520        21,737            --
                                                    U.S. Dollar  European Monetary Unit
Jan. 4, 2007                                          4,100,000               3,592,080        75,785            --
                                                Canadian Dollar             U.S. Dollar
Jan. 4, 2007                                            699,315              82,947,106            --         2,280
                                                    U.S. Dollar            Japanese Yen
Jan. 5, 2007                                            675,000               1,326,186         4,459            --
                                                  British Pound             U.S. Dollar
Jan. 5, 2007                                          4,522,758             536,385,547            --        14,710
                                                    U.S. Dollar            Japanese Yen
Jan. 5, 2007                                              1,491                 176,865            --             5
                                                    U.S. Dollar            Japanese Yen
Jan. 8, 2007                                         20,995,000              27,970,379       250,905            --
                                         European Monetary Unit             U.S. Dollar
Jan. 8, 2007                                          2,980,000               3,978,836        44,374            --
                                         European Monetary Unit             U.S. Dollar
Jan. 8, 2007                                          2,880,000               3,787,776            --        14,657
                                         European Monetary Unit             U.S. Dollar
Jan. 18, 2007                                         8,161,512             950,000,000            --       163,262
                                                    U.S. Dollar            Japanese Yen
-------------------------------------------------------------------------------------------------------------------
Total                                                                                    $    397,260  $    200,164
-------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 129

RiverSource VP - Global Inflation Protected Securities Fund

                                                    CURRENCY TO             CURRENCY TO   UNREALIZED    UNREALIZED
EXCHANGE DATE                                      BE DELIVERED             BE RECEIVED  APPRECIATION  DEPRECIATION
-------------------------------------------------------------------------------------------------------------------
Jan. 4, 2007                                         18,586,000              16,283,511  $    343,546  $         --
                                                Canadian Dollar             U.S. Dollar
Jan. 4, 2007                                            486,300                 423,348         6,281            --
                                                Canadian Dollar             U.S. Dollar
Jan. 5, 2007                                         47,130,000              92,597,254       311,335            --
                                                  British Pound             U.S. Dollar
Jan. 5, 2007                                          1,012,000               1,987,264         5,653            --
                                                  British Pound             U.S. Dollar
Jan. 5, 2007                                          1,400,000               2,749,852         8,492            --
                                                  British Pound             U.S. Dollar
Jan. 8, 2007                                         77,151,000             102,783,648       922,009            --
                                         European Monetary Unit             U.S. Dollar
Jan. 8, 2007                                          1,554,000               2,068,638        16,909            --
                                         European Monetary Unit             U.S. Dollar
Jan. 8, 2007                                          2,850,000               3,756,899            --         5,926
                                         European Monetary Unit             U.S. Dollar
Jan. 11, 2007                                        74,775,000              11,071,217       144,927            --
                                                  Swedish Krona             U.S. Dollar
Jan. 12, 2007                                     2,043,735,000              17,881,698       688,945            --
                                                   Japanese Yen             U.S. Dollar
Jan. 12, 2007                                        37,063,000                 323,299        11,510            --
                                                   Japanese Yen             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
Total                                                                                    $  2,459,607  $      5,926
-------------------------------------------------------------------------------------------------------------------

RiverSource VP - International Opportunity Fund

                                                    CURRENCY TO             CURRENCY TO   UNREALIZED    UNREALIZED
EXCHANGE DATE                                      BE DELIVERED             BE RECEIVED  APPRECIATION  DEPRECIATION
-------------------------------------------------------------------------------------------------------------------
Jan. 3, 2007                                            804,804                 985,000  $      3,567  $         --
                                                    U.S. Dollar             Swiss Franc

6. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Funds under the investment management services agreement pursuant to which each Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board.

Presented below is information regarding securities on loan at Dec. 31, 2006.

                                                   RIVERSOURCE VP -  RIVERSOURCE VP -  RIVERSOURCE VP -  RIVERSOURCE VP -
                                                       BALANCED        DIVERSIFIED       DIVERSIFIED        HIGH YIELD
                                                         FUND              BOND         EQUITY INCOME          BOND
                                                                           FUND              FUND              FUND
-------------------------------------------------------------------------------------------------------------------------
Value of securities on loan to brokers               $ 44,224,685      $100,528,280      $ 18,672,913      $  1,540,000
-------------------------------------------------------------------------------------------------------------------------
Collateral received for securities loaned:
Cash                                                 $ 45,579,375      $103,523,750      $ 19,669,800      $  1,616,000
U.S. government securities, at value                           --                --                --                --
-------------------------------------------------------------------------------------------------------------------------
Total collateral received for securities loaned      $ 45,579,375      $103,523,750      $ 19,669,800      $  1,616,000
-------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

130 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

                                                   RIVERSOURCE VP -  RIVERSOURCE VP -  RIVERSOURCE VP -  RIVERSOURCE VP -
                                                     INTERNATIONAL       LARGE CAP         MID CAP           SMALL CAP
                                                      OPPORTUNITY         EQUITY            GROWTH           ADVANTAGE
                                                         FUND              FUND              FUND              FUND
-------------------------------------------------------------------------------------------------------------------------
Value of securities on loan to brokers                $7,968,310       $ 9,916,664        $4,553,934         $616,170
-------------------------------------------------------------------------------------------------------------------------
Collateral received for securities loaned:
Cash                                                  $8,673,000       $10,739,000        $4,678,800         $664,000
U.S. government securities, at value                          --                --                --               --
-------------------------------------------------------------------------------------------------------------------------
Total collateral received for securities loaned       $8,673,000       $10,739,000        $4,678,800         $664,000
-------------------------------------------------------------------------------------------------------------------------

                                                                RIVERSOURCE VP -
                                                                    SMALL CAP
                                                                     VALUE
                                                                      FUND
--------------------------------------------------------------------------------
Value of securities on loan to brokers                            $15,612,752
--------------------------------------------------------------------------------
Collateral received for securities loaned:
Cash                                                              $16,505,900
U.S. government securities, at value                                       --
--------------------------------------------------------------------------------
Total collateral received for securities loaned                   $16,505,900
--------------------------------------------------------------------------------

Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities."

Income from securities lending for the periods indicated are as follows:

                                                     YEAR ENDED     PERIOD ENDED
                                                    DEC. 31, 2006  AUG. 31, 2006
FUND                                                   AMOUNT          AMOUNT
--------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                        $ 24,438       $191,300
RiverSource VP - Diversified Bond Fund                 103,452        530,882
RiverSource VP - Diversified Equity Income Fund         64,983        217,630
RiverSource VP - Global Bond Fund                       11,727          9,274
RiverSource VP - Growth Fund                                --         48,444
RiverSource VP - High Yield Bond Fund                    2,827             --
RiverSource VP - International Opportunity Fund        103,960        854,518
RiverSource VP - Large Cap Equity Fund                  33,932        411,482
RiverSource VP - Mid Cap Growth Fund                    21,831         59,715
RiverSource VP - Small Cap Advantage Fund               12,686         37,231
RiverSource VP - Small Cap Value Fund                   72,824         41,806
--------------------------------------------------------------------------------

The risks to each Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. FUTURES CONTRACTS

At Dec. 31, 2006, RiverSource VP - Balanced Fund's investments in securities included securities valued at $375,045 that were pledged as collateral to cover initial margin deposits on 355 open purchase interest rate futures contracts and 208 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at Dec. 31, 2006 was $38,822,125 with a net unrealized loss of $432,338. The notional market value of the open sale interest rate futures contracts at Dec. 31, 2006 was $40,261,188 with a net unrealized gain of $189,580. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Dec. 31, 2006, RiverSource VP - Core Bond Fund's investments in securities included securities valued at $35,859 that were pledged as collateral to cover initial margin deposits on 35 open purchase interest rate futures contracts and six open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at Dec. 31, 2006 was $3,772,938 with a net unrealized loss of $36,902. The notional market value of the open sale interest rate futures contracts at Dec. 31, 2006 was $1,224,188 with a net unrealized gain of $5,498. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Dec. 31, 2006, RiverSource VP - Diversified Bond Fund's investments in securities included securities valued at $1,142,602 that were pledged as collateral to cover initial margin deposits on 2,092 open purchase interest rate futures contracts and 102 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at Dec. 31, 2006 was $223,340,188 with a net unrealized loss of $1,666,692. The notional market value of the open sale interest rate futures contracts at Dec. 31, 2006 was $20,811,188 with a net unrealized gain of $94,600. See "Summary of significant accounting policies" and "Notes to investments in securities."


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 131

At Dec. 31, 2006, RiverSource VP - Global Bond Fund's investments in securities included securities valued at $399,814 that were pledged as collateral to cover initial margin deposits on open purchase and open sale interest rate futures contracts. See "Summary of significant accounting policies" and "Notes to investments in securities." The terms of the open purchase and sale contracts are as follows:

                                                          NUMBER OF     NOTIONAL      UNREALIZED
TYPE OF SECURITY                                          CONTRACTS   MARKET VALUE   GAIN (LOSS)
-------------------------------------------------------------------------------------------------
PURCHASE CONTRACTS
Euro-Bund, March 2007, 10-year (European Monetary Unit)         100   $ 15,315,955   $  (378,499)
Japanese Govt Bond, March 2007, 10-year (Japanese Yen)            4      4,505,882       (11,709)
U.S. Long Bond, March 2007, 20-year (U.S. Dollar)                55      6,129,063      (110,595)
U.S. Treasury Note, March 2007, 2-year (U.S. Dollar)            142     28,972,438       (93,488)
-------------------------------------------------------------------------------------------------
Total                                                                 $ 54,923,338   $  (594,291)
-------------------------------------------------------------------------------------------------

                                                          NUMBER OF     NOTIONAL       UNREALIZED
SALE CONTRACTS                                            CONTRACTS   MARKET VALUE    GAIN (LOSS)
-------------------------------------------------------------------------------------------------
U.S. Treasury Note, March 2007, 5-year (U.S. Dollar)             10   $  1,050,625   $     7,861
U.S. Treasury Note, March 2007, 10-year (U.S. Dollar)           216     23,213,250       410,541
-------------------------------------------------------------------------------------------------
Total                                                                 $ 24,263,875   $   418,402
-------------------------------------------------------------------------------------------------

At Dec. 31, 2006, RiverSource VP - Large Cap Equity Fund's investments in securities included securities valued at $6,400,320 that were pledged as collateral to cover initial margin deposits on 256 open purchase stock index futures contracts. The notional market value of the open purchase stock index futures contracts at Dec. 31, 2006 was $91,417,600 with a net unrealized gain of $243,621. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Dec. 31, 2006, RiverSource VP - S&P 500 Index Fund's investments in securities included securities valued at $577,226 that were pledged as collateral to cover initial margin deposits on 82 open purchase stock index futures contracts. The notional market value of the open purchase stock index futures contracts at Dec. 31, 2006 was $5,856,440 with a net unrealized gain of $2,707. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Dec. 31, 2006, RiverSource VP - Short Duration U.S. Government Fund's investments in securities included securities valued at $134,636 that were pledged as collateral to cover initial margin deposits on 277 open purchase interest rate futures contracts and 261 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at Dec. 31, 2006 was $46,817,719 with a net unrealized loss of $203,980. The notional market value of the open sale interest rate futures contracts at Dec. 31, 2006 was $28,275,563 with a net unrealized gain of $500,273. See "Summary of significant accounting policies" and "Notes to investments in securities."

8. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written by RiverSource VP - Growth Fund during the period ended Dec. 31, 2006 are as follows:

                                                               CALLS
-----------------------------------------------------------------------------
                                                      CONTRACTS    PREMIUMS
-----------------------------------------------------------------------------
Balance Aug. 31, 2006                                     300     $  649,830
Opened                                                  7,980        710,816
Closed                                                   (300)      (649,830)
-----------------------------------------------------------------------------
Balance Dec. 31, 2006                                   7,980     $  710,816
-----------------------------------------------------------------------------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by RiverSource VP - Large Cap Equity Fund during the period ended Dec. 31, 2006 are as follows:

                                                               CALLS
-----------------------------------------------------------------------------
                                                      CONTRACTS    PREMIUMS
-----------------------------------------------------------------------------
Balance Aug. 31, 2006                                     630     $ 1,364,618
Opened                                                 15,268       1,360,071
Closed                                                   (630)     (1,364,618)
-----------------------------------------------------------------------------
Balance Dec. 31, 2006                                  15,268     $ 1,360,071
-----------------------------------------------------------------------------

See "Summary of significant accounting policies."


------------------------------------------------------------------------------

132 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

9. SWAP CONTRACTS

At Dec. 31, 2006, the following Funds had open CBMS total return swap contracts:

RiverSource VP - Balanced Fund

                                                                                                         UNREALIZED
                                                                        TERMINATION       NOTIONAL      APPRECIATION
                                                                           DATE            AMOUNT      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.40%.
Counterparty: Wachovia                                                  Jan. 1, 2007    $ 8,575,000    $     (132,008)
----------------------------------------------------------------------------------------------------------------------

RiverSource VP - Core Bond Fund

                                                                                                         UNREALIZED
                                                                        TERMINATION       NOTIONAL      APPRECIATION
                                                                           DATE            AMOUNT      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.40%.
Counterparty: Wachovia                                                  Jan. 1, 2007    $   750,000    $      (11,546)
----------------------------------------------------------------------------------------------------------------------

RiverSource VP - Diversified Bond Fund

                                                                                                         UNREALIZED
                                                                        TERMINATION       NOTIONAL      APPRECIATION
                                                                            DATE           AMOUNT      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.40%.
Counterparty: Wachovia                                                  Jan. 1, 2007    $30,390,000    $     (467,838)
----------------------------------------------------------------------------------------------------------------------

RiverSource VP - Global Bond Fund

                                                                                                         UNREALIZED
                                                                        TERMINATION       NOTIONAL      APPRECIATION
                                                                            DATE           AMOUNT      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.40%.
Counterparty: Wachovia                                                  Jan. 1, 2007    $ 8,785,000    $     (135,240)
----------------------------------------------------------------------------------------------------------------------

At Dec. 31, 2006, the following Fund had open total return equity swap contracts:

RiverSource VP - Large Cap Equity Fund

                                                                                                         UNREALIZED
                                                                        TERMINATION       NOTIONAL      APPRECIATION
                                                                            DATE           AMOUNT      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------
Receive total return on a basket of large cap industrial securities and pay a floating rate based on 1-month
LIBOR plus 0.20%.
Counterparty: Citigroup                                                 May 7, 2007     $ 6,100,000    $     (122,914)

Receive total return on a basket of large cap health care securities and pay a floating rate based on 1-month
LIBOR plus 0.20%.
Counterparty: Merrill Lynch                                           Oct. 17, 2007       7,023,600           113,612
----------------------------------------------------------------------------------------------------------------------
Total                                                                                                  $       (9,302)
----------------------------------------------------------------------------------------------------------------------

10. AFFILIATED MONEY MARKET FUND

Each Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 133

11. BANK BORROWINGS

Each Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby each Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. Each Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables each Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, each Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. None of the Funds had borrowings under the facility outstanding during the period ended Dec. 31, 2006 or during the year ended Aug. 31, 2006.

12. FUND MERGERS

RiverSource VP - Large Cap Equity Fund

At the close of business on March 17, 2006, RiverSource VP - Large Cap Equity Fund acquired the assets and assumed the identified liabilities of RiverSource VP - New Dimensions Fund. This reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource VP - Large Cap Equity Fund immediately before the acquisition were $2,554,119,500 and the combined net assets immediately after the acquisition were $4,350,292,892.

The merger was accomplished by a tax-free exchange of 108,210,452 shares of RiverSource VP - New Dimensions Fund valued at $1,796,173,392.

In exchange for the RiverSource VP - New Dimensions Fund shares and net assets, RiverSource VP - Large Cap Equity Fund issued 77,634,189 shares.

RiverSource VP - New Dimensions Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were $1,796,173,392, which includes $1,758,785,888 of capital stock, $135,799,449 of unrealized appreciation, ($98,521,967) of accumulated net realized loss and $110,022 of undistributed net investment income.

RiverSource VP - Mid Cap Growth Fund

At the close of business on March 17, 2006, RiverSource VP - Mid Cap Growth Fund acquired the assets and assumed the identified liabilities of RiverSource VP - Strategy Aggressive Fund. This reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource VP - Mid Cap Growth Fund immediately before the acquisition were $263,887,643 and the combined net assets immediately after the acquisition were $900,721,592.

The merger was accomplished by a tax-free exchange of 70,072,924 shares of RiverSource VP - Strategy Aggressive Fund valued at $636,833,949.

In exchange for the RiverSource VP - Strategy Aggressive Fund shares and net assets, RiverSource VP - Mid Cap Growth Fund issued 51,642,855 shares.

RiverSource VP - Strategy Aggressive Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were $636,833,949, which includes $1,733,718,560 of capital stock, $59,822,571 of unrealized appreciation, ($1,156,578,196) of accumulated net realized loss and ($128,986) of temporary book-to-tax differences.

13. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, capital loss carry-overs at Dec. 31, 2006 are as follows:

FUND                                                                      CARRY-OVER
--------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                         $    35,624,602
RiverSource VP - Cash Management Fund                                              968
RiverSource VP - Core Bond Fund                                                636,372
RiverSource VP - Diversified Bond Fund(a)                                  140,432,283
RiverSource VP - Global Bond Fund                                              527,778
RiverSource VP - Global Inflation Protected Securities Fund                  1,165,851
RiverSource VP - Growth Fund                                                80,007,343
RiverSource VP - High Yield Bond Fund                                      217,387,619
RiverSource VP - International Opportunity Fund(a)                         434,867,848
RiverSource VP - Large Cap Equity Fund(a)                                  145,318,120
RiverSource VP - Mid Cap Growth Fund                                     1,117,336,399
RiverSource VP - Short Duration U.S. Government Fund(a)                     11,387,600
--------------------------------------------------------------------------------------

(a) As a result of a merger on July 9, 2004, the Fund acquired capital loss carry-overs, which are limited by the Internal Revenue Code Section 382, and unrealized capital gains.


------------------------------------------------------------------------------

134 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

At the end of the most recent fiscal year, if the capital loss carry-overs are not offset by subsequent capital gains, they will expire as follows:

FUND                                                                     2007         2008            2009            2010
------------------------------------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                       $        --   $ 35,624,602   $          --   $          --
RiverSource VP - Cash Management Fund                                         818            --              --              --
RiverSource VP - Core Bond Fund                                                --            --              --              --
RiverSource VP - Diversified Bond Fund                                 53,324,465    47,894,894       9,863,475      15,651,826
RiverSource VP - Global Bond Fund                                              --            --              --              --
RiverSource VP - Global Inflation Protected Securities Fund                    --            --              --              --
RiverSource VP - Growth Fund                                                   --            --              --      75,486,831
RiverSource VP - High Yield Bond Fund                                          --     9,616,792     100,694,093     106,316,241
RiverSource VP - International Opportunity Fund                                --    17,527,276     304,876,014      90,583,080
RiverSource VP - Large Cap Equity Fund                                 27,959,838    34,622,634       7,516,387      75,219,261
RiverSource VP - Mid Cap Growth Fund                                           --   767,257,789     310,534,170      39,544,440
RiverSource VP - Short Duration U.S. Government Fund                           --            --              --          68,450
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                      2011           2012          2013           2014            2015
------------------------------------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                         $       --    $         --  $         --   $          --   $          --
RiverSource VP - Cash Management Fund                          --              --           150              --              --
RiverSource VP - Core Bond Fund                                --              --       171,449         394,277          70,646
RiverSource VP - Diversified Bond Fund                  4,231,263              --     7,546,166              --       1,920,194
RiverSource VP - Global Bond Fund                              --              --       122,441         185,503         219,834
RiverSource VP - Global Inflation Protected
                   Securities Fund                             --              --            --       1,165,851              --
RiverSource VP - Growth Fund                                   --              --            --       3,482,953       1,037,559
RiverSource VP - High Yield Bond Fund                          --              --       760,493              --              --
RiverSource VP - International Opportunity Fund        21,881,478              --            --              --              --
RiverSource VP - Large Cap Equity Fund                         --              --            --              --              --
RiverSource VP - Mid Cap Growth Fund                           --              --            --              --              --
RiverSource VP - Short Duration U.S. Government Fund           --      4,186, 493     3,894,750       3,130,115         107,792
------------------------------------------------------------------------------------------------------------------------------------

The Funds, in connection with the mergers as described in Note 12, acquired the following capital loss carry-overs, which are limited by the Internal Revenue Code Section 382, and unrealized capital gains:

FUND                                                                                                              CARRY-OVER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource VP - Large Cap Equity Fund                                                                          $   252,134,353
RiverSource VP - Mid Cap Growth Fund                                                                              1,130,500,468
------------------------------------------------------------------------------------------------------------------------------------

In addition to the acquired capital loss carry-overs, the Funds also acquired unrealized capital gains as a result of the mergers.

The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-overs have been offset or expire.

14. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to our motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Discovery is currently set to end in March 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 135

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

15. CHANGE OF FUND'S FISCAL YEAR

The By-Laws of RiverSource Variable Portfolio - Income Series, Inc., RiverSource Variable Portfolio - Investment Series, Inc., RiverSource Variable Portfolio - Managed Series, Inc., RiverSource Variable Portfolio - Managers Series, Inc., and RiverSource Variable Portfolio - Money Market Series, Inc. were amended on April 13, 2006, changing their fiscal year end from Aug. 31 to Dec. 31, effective Dec. 31, 2006.


------------------------------------------------------------------------------

136 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

16. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating each Fund's results.

RiverSource VP - Balanced Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                    PERIOD ENDED DEC.31,                      YEAR ENDED AUG. 31,
                                                          2006(b)            2006           2005           2004      2003     2002
Net asset value, beginning of period                   $ 15.44            $ 15.18        $ 14.17        $ 13.00   $ 12.32   $15.30
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .13                .41            .35            .31       .31      .33
Net gains (losses) (both realized and unrealized)         1.04                .72           1.02           1.17       .82    (1.88)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          1.17               1.13           1.37           1.48      1.13    (1.55)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.10)              (.41)          (.36)          (.31)     (.31)    (.34)
Distributions from realized gains                         (.90)              (.46)            --             --      (.14)   (1.09)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (1.00)              (.87)          (.36)          (.31)     (.45)   (1.43)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 15.61            $ 15.44        $ 15.18        $ 14.17   $ 13.00   $12.32
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $ 2,071            $ 2,046        $ 2,437        $ 2,664   $ 2,416   $2,709
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net
   assets(c),(d)                                           .84%(e)            .77%           .82%           .78%      .80%     .77%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
   daily net assets                                       2.43%(e)           2.63%          2.34%          2.16%     2.48%    2.31%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
   securities)                                              38%               130%           131%           133%      119%     103%
------------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                           7.73%(g)           7.76%          9.68%         11.39%     9.40%  (10.91%)
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it may invest. Such indirect expenses are not included in the above reported expense ratios.

(e)   Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)   Not annualized.

RiverSource VP - Cash Management Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                    PERIOD ENDED DEC.31,                      YEAR ENDED AUG. 31,
                                                          2006(b)            2006           2005           2004      2003      2002
Net asset value, beginning of period                   $  1.00            $  1.00         $ 1.00        $  1.00   $  1.00   $  1.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .02                .04            .02             --       .01       .02
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.02)              (.04)          (.02)            --      (.01)     (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  1.00            $  1.00         $ 1.00        $  1.00   $  1.00   $  1.00
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $ 1,055            $   999         $  688        $   773   $   868   $ 1,123
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)           .60%(d)           .67%            .70%           .69%      .70%      .69%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
   daily net assets                                       4.66%(d)          4.01%           1.88%           .47%      .72%     1.61%
------------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                           1.54%(f)          4.01%           1.92%           .48%      .72%     1.59%
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(f)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 137

RiverSource VP - Core Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                            PERIOD ENDED DEC.31,         YEAR ENDED AUG.31,
                                                                  2006(b)             2006        2005        2004(c)
Net asset value, beginning of period                              $  9.77          $ 10.05     $ 10.01     $  9.98
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .14              .39         .31         .14
Net gains (losses) (both realized and unrealized)                     .04             (.26)        .04         .03
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .18              .13         .35         .17
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.14)            (.39)       (.31)       (.14)
Distributions from realized gains                                      --             (.02)         --          --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.14)            (.41)       (.31)       (.14)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  9.81          $  9.77     $ 10.05     $ 10.01
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                           $    66          $    63     $    58     $    36
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(d),(e),(f)              .83%(g)          .86%        .95%        .95%(g)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily
  daily net assets                                                   4.28%(g)         3.97%       3.10%       2.33%(g)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             106%             319%        339%        221%
----------------------------------------------------------------------------------------------------------------------
Total return(h)                                                      1.85%(i)         1.38%       3.64%       1.67%(i)
----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it may invest. Such indirect expenses are not included in the above reported expense ratios.

(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 0.93% for the period ended Dec. 31, 2006 and 0.96%, 1.01% and 1.13% for the periods ended Aug. 31, 2006, 2005 and 2004, respectively.

(g)   Adjusted to an annual basis.

(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(i)   Not annualized.

RiverSource VP - Diversified Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                      PERIOD ENDED DEC.  31,                  YEAR ENDED AUG.31,
                                                            2006(b)              2006      2005      2004      2003      2002
Net asset value, beginning of period                     $   10.39            $ 10.66   $ 10.62   $ 10.40   $ 10.38   $ 10.61
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   .16                .43       .39       .38       .44       .56
Net gains (losses) (both realized and unrealized)              .08               (.27)      .06       .22       .02      (.23)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               .24                .16       .45       .60       .46       .33
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (.16)              (.43)     (.41)     (.38)     (.44)     (.56)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $   10.47            $ 10.39   $ 10.66   $ 10.62   $ 10.40   $ 10.38
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                  $   2,745            $ 2,325   $ 1,824   $ 1,696   $ 1,765   $ 1,814
------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average daily net assets(c),(d)           .74%(e)            .80%      .82%      .81%      .81%      .80%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                            4.57%(e)           4.15%     3.65%     3.60%     4.23%     5.41%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                                  109%               292%      293%      295%      251%      167%
------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                               2.32%(g)           1.58%     4.27%     5.84%     4.50%     3.20%
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it may invest. Such indirect expenses are not included in the above reported expense ratios.

(e)   Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)   Not annualized.


------------------------------------------------------------------------------

138 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Diversified Equity Income Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                     PERIOD ENDED DEC.31,                        YEAR ENDED AUG. 31,
                                                            2006(b)               2006       2005       2004      2003       2002
Net asset value, beginning of period                     $   15.09           $   13.83    $ 11.17    $  9.65   $  8.41   $  10.20
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   .07                 .23        .20        .17       .17        .13
Net gains (losses) (both realized and unrealized)             1.33                1.80       2.65       1.51      1.24      (1.75)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              1.40                2.03       2.85       1.68      1.41      (1.62)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (.05)               (.22)      (.19)      (.16)     (.17)      (.13)
Distributions from realized gains                             (.96)               (.55)        --         --        --       (.04)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (1.01)               (.77)      (.19)      (.16)     (.17)      (.17)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $   15.48           $   15.09    $ 13.83    $ 11.17   $  9.65   $   8.41
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $   3,446           $   2,877    $ 1,679    $   843   $   370   $    267
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net
  assets(c),(d)                                                .91%(e)             .91%       .84%       .86%      .76%       .87%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                            1.39%(e)            1.61%      1.66%      1.77%     2.13%      1.59%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding   short-term
   securities)                                                   5%                 27%        25%        19%       39%        35%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                               9.37%(g)           15.19%     25.59%     17.53%    17.00%    (16.16%)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it may invest. Such indirect expenses are not included in the above reported expense ratios.

(e)   Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)   Not annualized.

RiverSource VP - Emerging Markets Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                     PERIOD ENDED DEC. 31,                  YEAR ENDED AUG. 31,
                                                            2006(b)            2006      2005     2004         2003         2002
Net asset value, beginning of period                       $ 16.32          $ 13.14   $  9.80   $ 8.44      $  7.04      $  6.68
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  (.02)             .09       .06      .09          .04          .02
Net gains (losses) (both realized and unrealized)             3.21             3.85      3.72     1.39         1.38          .34
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              3.19             3.94      3.78     1.48         1.42          .36
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                            --             (.06)     (.06)    (.12)        (.02)          --
Distributions from realized gains                            (2.16)            (.70)     (.38)      --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (2.16)            (.76)     (.44)    (.12)        (.02)          --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 17.35          $ 16.32   $ 13.14   $ 9.80      $  8.44      $  7.04
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $   548          $   427   $   192   $   46      $    16      $    10
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net
  assets(c),(d)                                               1.51%(e)         1.54%     1.55%    1.61%(f)     1.75%(f)     1.68%(f)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                            (.36%)(e)         .68%      .58%     .65%         .67%         .31%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate   (excluding short-term
  securities)                                                   46%             146%      120%     117%         191%         215%
------------------------------------------------------------------------------------------------------------------------------------
Total return(g)                                              20.17%(h)        30.97%    39.60%   17.63%       20.25%        5.45%
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it may invest. Such indirect expenses are not included in the above reported expense ratios.

(e)   Adjusted to an annual basis.

(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.67%, 2.04% and 2.36% for the years ended Aug. 31, 2004, 2003 and 2002, respectively.

(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(h)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 139

RiverSource VP - Fundamental Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                               PERIOD ENDED DEC. 31, 2006(b)    PERIOD ENDED AUG. 31, 2006(c)
Net asset value, beginning of period                                      $ 10.03                          $ 10.06
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                  .03                              .02
Net gains (losses) (both realized and unrealized)                             .91                             (.03)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .94                             (.01)
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                         (.02)                            (.02)
Distributions from realized gains                                            (.02)                              --
Tax return of capital                                                        (.01)                              --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.05)                            (.02)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 10.92                          $ 10.03
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                   $   397                          $   232
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(d),(e)                         1.02%(f)                         1.07%(f),( g)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets             .83%(f)                         1.27%(f)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                       3%                               3%
-----------------------------------------------------------------------------------------------------------------------------
Total return(h)                                                              9.30%(i)                         (.05%)(i)
-----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c)   For the period from May 1, 2006 (date the Fund became available) to Aug.
      31, 2006.

(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it may invest. Such indirect expenses are not included in the above reported expense ratios.

(f)   Adjusted to an annual basis.

(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 1.15% for the period ended Aug. 31, 2006.

(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(i)   Not annualized.

RiverSource VP - Global Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                       PERIOD ENDED DEC.31,                   YEAR ENDED AUG.31,
                                                              2006(b)          2006       2005       2004       2003       2002
Net asset value, beginning of period                          $ 10.79       $ 11.02    $ 10.82    $ 10.40    $ 10.02    $  9.76
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                      .12           .30        .34        .35        .34        .38
Net gains (losses) (both realized and unrealized)                 .11          (.17)       .39        .73        .61        .36
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  .23           .13        .73       1.08        .95        .74
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                             (.12)         (.31)      (.53)      (.66)      (.57)      (.48)
Distributions from realized gains                                  --          (.05)        --         --         --         --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (.12)         (.36)      (.53)      (.66)      (.57)      (.48)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 10.90       $ 10.79    $ 11.02    $ 10.82    $ 10.40    $ 10.02
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                       $   782       $   692    $   575    $   409    $   312    $   233
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)             1.00%(e)      1.06%      1.08%      1.08%      1.09%      1.08%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                               3.22%(e)      2.85%      2.63%      2.76%      3.08%      3.92%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)          20%           65%        79%       105%       102%        46%
--------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                  2.15%(g)      1.27%      6.75%     10.57%      9.56%      7.83%
--------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it may invest. Such indirect expenses are not included in the above reported expense ratios.

(e)   Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)   Not annualized.


------------------------------------------------------------------------------

140 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Global Inflation Protected Securities Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                                    PERIOD ENDED DEC. 31,  YEAR ENDED AUG. 31,
                                                                           2006(b)          2006       2005(c)
Net asset value, beginning of period                                      $10.04           $10.19     $10.00
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                 .06              .47        .32
Net gains (losses) (both realized and unrealized)                           (.10)            (.26)       .19
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            (.04)             .21        .51
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                        (.24)            (.34)      (.32)
Distributions from realized gains                                             --             (.02)        --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.24)            (.36)      (.32)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 9.76           $10.04     $10.19
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                   $  582           $  403     $  116
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(d),(e)                         .72%(f)          .72%(g)    .75%(f),(g)
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
   daily net assets                                                         1.09%(f)         4.23%      3.42%(f)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
   securities)                                                                --%              75%        29%
--------------------------------------------------------------------------------------------------------------------
Total return(h)                                                             (.49%)(i)        2.18%      5.22%(i)
--------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.

(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it may invest. Such indirect expenses are not included in the above reported expense ratios.

(f)   Adjusted to an annual basis.

(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 0.77% and 0.87% for the periods ended Aug. 31, 2006 and 2005, respectively.

(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(i)   Not annualized.

RiverSource VP - Growth Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                        PERIOD ENDED DEC. 31,                    YEAR ENDED AUG. 31,
                                                               2006(b)         2006      2005          2004          2003    2002
Net asset value, beginning of period                          $  6.93        $  6.61   $  5.69       $  5.45        $5.00  $  6.48
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                      .01            .06       .03           .02          .01       --
Net gains (losses)
   (both realized and unrealized)                                 .57            .33       .91           .24          .45    (1.48)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  .58            .39       .94           .26          .46    (1.48)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                             (.01)          (.07)     (.02)         (.02)        (.01)      --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  7.50        $  6.93   $  6.61       $  5.69        $5.45  $  5.00
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                       $   640        $   612   $   392       $   261        $ 223  $   144
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
   net assets (c),(d)                                            1.01%(e)        .91%      .92%          .85%         .99%     .81%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
   daily net assets                                               .59%(e)       1.04%      .42%          .27%         .20%      --%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
   securities)                                                     30%           156%      154%          192%         199%     272%
------------------------------------------------------------------------------------------------------------------------------------
Total return (f)                                                 8.27%(g)       5.79%    16.74%         4.64%        9.29%  (22.80%)
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it may invest. Such indirect expenses are not included in the above reported expense ratios.

(e)   Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 141

RiverSource VP - High Yield Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                        PERIOD ENDED DEC. 31,                    YEAR ENDED AUG. 31,
                                                              2006(b)          2006      2005          2004          2003    2002
Net asset value, beginning of period                        $  6.68          $  6.76   $  6.60       $  6.22        $5.66  $  6.83
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    .16              .47       .44           .47          .48      .56
Net gains (losses) (both realized and unrealized)               .19             (.09)      .16           .38          .54    (1.17)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                .35              .38       .60           .85         1.02     (.61)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (.18)            (.46)     (.44)         (.47)        (.46)    (.56)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  6.85          $  6.68   $  6.76       $  6.60        $6.22  $  5.66
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $ 1,216          $ 1,192   $ 1,246       $ 1,130        $ 843  $   577
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)            .88%(e)          .87%      .83%          .82%         .83%     .83%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
   daily net assets                                            7.35%(e)         7.02%     6.58%         7.30%        8.31%    8.91%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
   securities)                                                   29%             106%      106%          139%         141%     135%
------------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                5.43%(g)         5.76%     9.31%        14.03%       18.81%   (9.33%)
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it may invest. Such indirect expenses are not included in the above reported expense ratios.

(e)   Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)   Not annualized.

RiverSource VP - Income Opportunities Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                        PERIOD ENDED DEC.31,           YEAR ENDED AUG. 31,
                                                              2006(b)         2006            2005        2004(c)
Net asset value, beginning of period                         $10.08         $ 10.39         $ 10.29       $  9.93
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    .22             .64             .59           .15
Net gains (losses) (both realized and unrealized)               .24            (.26)            .18           .36
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                .46             .38             .77           .51
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (.22)           (.64)           (.59)         (.15)
Distributions from realized gains                                --            (.05)           (.08)           --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.22)           (.69)           (.67)         (.15)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $10.32         $ 10.08         $ 10.39       $ 10.29
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $  409         $   259         $    45       $    16
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(d),(e)            .90%(f)         .96%            .99%(g)      .99%(f),(g)
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
   daily net assets                                            6.72%(f)        6.39%           5.69%         6.03%(f)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
   securities)                                                   29%             87%             93%           36%
------------------------------------------------------------------------------------------------------------------------
Total return(h)                                                4.66%(i)        3.76%           7.73%         5.17%(i)
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.

(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it may invest. Such indirect expenses are not included in the above reported expense ratios.

(f)   Adjusted to an annual basis.

(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.03% and 1.55% for the periods ended Aug. 31, 2005 and 2004, respectively.

(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(i)   Not annualized.


------------------------------------------------------------------------------

142 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - International Opportunity Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                        PERIOD ENDED DEC. 31,                     YEAR ENDED AUG. 31,
                                                               2006(b)         2006      2005             2004        2003   2002
Net asset value, beginning of period                        $   12.24        $ 10.02    $  8.23         $  7.19      $7.00  $ 8.39
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                      .02            .12        .11             .08        .08     .07
Net gains (losses) (both realized and unrealized)                1.04           2.27       1.80            1.05        .16   (1.35)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 1.06           2.39       1.91            1.13        .24   (1.28)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                             (.10)          (.17)      (.12)           (.09)      (.05)   (.07)
Distributions from realized gains                                  --             --         --              --         --    (.01)
Excess distributions from net investment income                    --             --         --              --         --    (.03)
Tax return of capital                                            (.01)            --         --              --         --      --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (.11)          (.17)      (.12)           (.09)      (.05)   (.11)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   13.19        $ 12.24    $ 10.02         $  8.23      $7.19  $ 7.00
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $   1,311        $ 1,266    $ 1,184         $   974      $ 738  $  873
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
   net assets(c),(d)                                             1.08%(e)       1.12%      1.04%            .98%      1.06%   1.07%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
   daily net assets                                               .55%(e)       1.04%      1.19%            .99%      1.19%    .83%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
   securities)                                                     20%            74%        90%            142%       102%    140%
------------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                  8.72%(g)      23.82%     23.29%          15.77%      3.48% (15.38%)
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it may invest. Such indirect expenses are not included in the above reported expense ratios.

(e)   Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)   Not annualized.

RiverSource VP - Large Cap Equity Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                       PERIOD ENDED DEC. 31,                     YEAR ENDED AUG. 31,
                                                              2006(b)         2006       2005           2004         2003     2002
Net asset value, beginning of period                        $   22.91       $ 21.48    $ 19.32        $ 18.04       $16.48  $20.87
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                      .09           .29        .24            .14          .10     .10
Net gains (losses) (both realized and unrealized)                2.10          1.43       2.15           1.28         1.56   (2.83)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 2.19          1.72       2.39           1.42         1.66   (2.73)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                             (.06)         (.29)      (.23)          (.14)        (.10)   (.09)
Distributions from realized gains                                  --            --         --             --           --   (1.57)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (.06)         (.29)      (.23)          (.14)        (.10)  (1.66)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   25.04       $ 22.91    $ 21.48        $ 19.32       $18.04  $16.48
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $   3,737       $ 3,733    $ 2,510        $ 2,535       $1,982  $2,227
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
net assets(c),(d)                                                 .83%(e)       .82%       .80%           .85%         .85%    .80%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
   daily net assets                                              1.16%(e)      1.30%      1.13%           .72%         .62%    .52%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
   securities)                                                     21%           85%       132%           114%         115%    146%
------------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                  9.59%(g)      8.02%     12.42%          7.87%       10.16% (14.08%)
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the acquired funds which it fees and expenses of the invests. Such indirect expenses are not included in the above reported expense ratios.

(e)   Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 143

RiverSource VP - Large Cap Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                    PERIOD ENDED DEC. 31,        YEAR ENDED AUG. 31,
                                                         2006(b)              2006       2005      2004(c)
Net asset value, beginning of period                $   11.71               $10.99    $ 10.00    $ 9.99
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              .05                  .17        .14       .05
Net gains (losses) (both realized and unrealized)        1.13                  .98       1.06       .02
---------------------------------------------------------------------------------------------------------------
Total from investment operations                         1.18                 1.15       1.20       .07
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.05)                (.17)      (.14)     (.06)
Distributions from realized gains                        (.61)                (.26)      (.07)       --
---------------------------------------------------------------------------------------------------------------
Total distributions                                      (.66)                (.43)      (.21)     (.06)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $   12.23               $11.71    $ 10.99    $10.00
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $      25               $   21    $    15    $    7
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net
   assets(d),(e),(f)                                     1.05%(g)             1.02%      1.05%     1.05%(g)
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
   daily net assets                                      1.33%(g)             1.55%      1.37%     1.03%(g)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
   securities)                                             13%                  49%        52%       24%
---------------------------------------------------------------------------------------------------------------
Total return(h)                                         10.15%(i)            10.75%     12.04%      .69%(i)
---------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it may invest. Such indirect expenses are not included in the above reported expense ratios.

(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.23% for the period ended Dec. 31, 2006 and 1.20%, 2.55% and 2.85% for the periods ended Aug. 31, 2006, 2005 and 2004, respectively.

(g)   Adjusted to an annual basis.

(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(i)   Not annualized.

RiverSource VP - Mid Cap Growth Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                      PERIOD ENDED DEC. 31,                  YEAR ENDED AUG. 31,
                                                               2006(b)         2006        2005        2004       2003      2002
Net asset value, beginning of period                      $   10.96         $ 12.43    $  10.11    $  10.09    $  8.54    $ 9.57
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    .03            (.01)       (.04)       (.05)      (.05)     (.04)
Net gains (losses) (both realized and unrealized)               .91            (.44)       2.36         .07       1.60      (.99)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                .94            (.45)       2.32         .02       1.55     (1.03)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (.03)             --          --          --         --        --
Distributions from realized gains                              (.45)          (1.02)         --          --         --        --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.48)          (1.02)         --          --         --        --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   11.42         $ 10.96    $  12.43    $  10.11    $ 10.09    $ 8.54
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                   $     690         $   709    $    255    $    225    $   170    $   72
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)            .88%(e)         .92%        .82%        .85%      1.06%     1.10%(f)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
   daily net assets                                             .70%(e)        (.14%)      (.32%)      (.49%)     (.71%)    (.76%)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
   securities)                                                   24%             43%         34%         25%        19%       20%
----------------------------------------------------------------------------------------------------------------------------------
Total return(g)                                                8.54%(h)       (4.43%)     23.03%        .13%     18.20%   (10.77%)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it may invest. Such indirect expenses are not included in the above reported expense ratios.

(e)   Adjusted to an annual basis.

(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 1.39% for the year ended Aug. 31, 2002.

(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(h)   Not annualized.


------------------------------------------------------------------------------

144 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Mid Cap Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                      PERIOD ENDED DEC. 31,     YEAR ENDED AUG. 31,
                                                               2006(b)           2006           2005(c)
Net asset value, beginning of period                      $   12.65           $ 11.42       $  10.15
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    .05               .09            .01
Net gains (losses) (both realized and unrealized)               .98              1.27           1.28
------------------------------------------------------------------------------------------------------------
Total from investment operations                               1.03              1.36           1.29
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (.05)             (.09)          (.02)
Distributions from realized gain                               (.14)             (.04)            --
------------------------------------------------------------------------------------------------------------
Total distributions                                            (.19)             (.13)          (.02)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   13.49           $ 12.65       $  11.42
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                   $     370           $   228       $      7
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(d),(e)           1.07%(f)          1.11%(g)       1.08%(f),(g)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
   daily net assets                                            1.23%(f)          1.02%           .62%(f)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
   securities)                                                    4%               60%             7%
------------------------------------------------------------------------------------------------------------
Total return(h)                                                8.07%(i)         11.93%         12.70%(i)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c)   For the period from May 2, 2005 (date the Fund became available) to Aug.
      31, 2005.

(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it may invest. Such indirect expenses are not included in the above reported expense ratios.

(f)   Adjusted to an annual basis.

(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.44% and 2.97% for the periods ended Aug. 31, 2006 and 2005, respectively.

(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(i)   Not annualized.

RiverSource VP - S&P 500 Index Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                    PERIOD ENDED DEC.31,                     YEAR ENDED AUG.31,
                                                            2006(b)           2006          2005       2004       2003       2002
Net asset value, beginning of period                   $    8.85           $  8.30      $   7.54   $   6.88   $   6.24   $   7.71
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .04               .13           .13        .09        .08        .07
Net gains (losses) (both realized and unrealized)            .77               .57           .76        .66        .64      (1.47)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             .81               .70           .89        .75        .72      (1.40)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.03)             (.13)         (.13)      (.09)      (.08)      (.07)
Distributions from realized gains                           (.04)             (.02)           --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.07)             (.15)         (.13)      (.09)      (.08)      (.07)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    9.59           $  8.85      $   8.30   $   7.54   $   6.88   $   6.24
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $     392           $   367      $    367   $    283   $    171   $     99
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net
   assets(c),(d),(e)                                         .50%(f)           .50%          .50%       .49%       .50%       .50%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
   daily net assets                                         1.44%(f)          1.46%         1.65%      1.21%      1.31%      1.01%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
   securities)                                                 2%                6%            5%        --%         5%        72%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(g)                                             9.27%(h)          8.38%(i)     11.98%     10.84%     11.51%    (18.29%)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it may invest. Such indirect expenses are not included in the above reported expense ratios.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 0.51% for the period ended Dec. 31, 2006 and 0.53%, 0.56%, 0.57%, 0.64% and 0.82% for the years ended Aug. 31, 2006, 2005,
      2004, 2003 and 2002, respectively.

(f)   Adjusted to an annual basis.

(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(h)   Not annualized.

(i)   The Fund received a one time transaction fee reimbursement by Ameriprise
      Trust Company. Had the Fund not received this reimbursement, the total return would have been lower by 0.06%.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 145

RiverSource VP - Select Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                           PERIOD ENDED DEC. 31,         YEAR ENDED AUG. 31,
                                                                   2006(b)          2006         2005           2004(c)
Net asset value, beginning of period                            $ 11.72          $ 11.45      $  9.95         $ 9.98
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                        .04              .25          .05            .02
Net gains (losses) (both realized and unrealized)                   .79              .44         1.55           (.03)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    .83              .69         1.60           (.01)
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                               (.03)            (.25)        (.05)          (.02)
Distributions from realized gains                                 (1.15)            (.17)        (.05)            --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (1.18)            (.42)        (.10)          (.02)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 11.37          $ 11.72      $ 11.45         $ 9.95
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                         $    28          $    27      $    23         $    9
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(d),(e),(f)           1.09%(g)         1.08%        1.15%          1.15%(g)
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
assets                                                              .95%(g)         2.19%         .45%           .50%(g)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)           112%              35%          31%            13%
-------------------------------------------------------------------------------------------------------------------------
Total return(h)                                                    7.13%(i)         6.17%       16.18%          (.11%)(i)
-------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it may invest. Such indirect expenses are not included in the above reported expense ratios.

(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.22% for the period ended Dec. 31, 2006 and 1.19%, 1.17% and 1.97% for the periods ended Aug. 31, 2006, 2005 and 2004, respectively.

(g)   Adjusted to an annual basis.

(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(i)   Not annualized.

RiverSource VP - Short Duration U.S. Government Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                           PERIOD ENDED DEC. 31,               YEAR ENDED AUG. 31,
                                                                  2006(b)           2006     2005      2004      2003     2002
Net asset value, beginning of period                           $ 10.11            $10.21   $10.34   $ 10.46   $ 10.55   $10.34
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       .13               .36      .27       .25       .27      .34
Net gains (losses) (both realized and unrealized)                  .02              (.10)    (.13)     (.07)     (.05)     .23
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   .15               .26      .14       .18       .22      .57
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                              (.13)             (.36)    (.27)     (.25)     (.27)    (.34)
Distributions from realized gains                                   --                --       --      (.05)     (.04)    (.02)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (.13)             (.36)    (.27)     (.30)     (.31)    (.36)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 10.13            $10.11   $10.21   $ 10.34   $ 10.46   $10.55
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                        $   457            $  463   $  484   $   506   $   479   $  276
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)               .77%(e)           .82%     .83%      .82%      .82%     .83%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily
net assets                                                        3.97%(e)          3.55%    2.67%     2.36%     2.47%    3.24%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)           58%              236%     171%      135%      179%     292%
-------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                   1.55%(g)          2.61%    1.43%     1.70%     2.06%    5.42%
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it may invest. Such indirect expenses are not included in the above reported expense ratios.

(e)   Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)   Not annualized.


------------------------------------------------------------------------------

146 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                           PERIOD ENDED DEC. 31,               YEAR ENDED AUG. 31,
                                                                  2006(b)           2006     2005      2004     2003       2002
Net asset value, beginning of period                           $ 13.80            $15.11   $12.64   $ 11.25   $ 8.79    $ 10.13
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       .01                --     (.04)     (.05)    (.02)      (.02)
Net gains (losses) (both realized and unrealized)                 1.11               .61     3.14      1.44     2.48      (1.32)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  1.12               .61     3.10      1.39     2.46      (1.34)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                              (.01)               --       --        --       --         --
Distributions from realized gains                                (1.88)            (1.92)    (.63)       --       --         --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (1.89)            (1.92)    (.63)       --       --         --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 13.03            $13.80   $15.11   $ 12.64   $11.25    $  8.79
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                        $   220            $  218   $  235   $   184   $  102    $    59
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)              1.08%(e)          1.06%    1.07%     1.10%    1.19%      1.11%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily
   net assets                                                      .22%(e)          (.02%)   (.28%)    (.42%)   (.20%)     (.21%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)           74%              132%     112%      104%     124%       156%
---------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                   8.14%(g)          4.40%   24.88%    12.40%   27.96%    (13.28%)
---------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)   Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)   Not annualized.

RiverSource VP - Small Cap Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                           PERIOD ENDED DEC. 31,                  YEAR ENDED AUG. 31,
                                                                  2006(b)           2006       2005    2004    2003     2002
Net asset value, beginning of period                           $ 15.06            $14.46     $13.10  $11.39  $ 9.52   $ 9.84
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       .02               .06        .02    (.02)   (.03)    (.03)
Net gains (losses) (both realized and unrealized)                 1.46              1.61       2.53    1.92    1.95     (.29)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  1.48              1.67       2.55    1.90    1.92     (.32)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                              (.02)             (.06)      (.01)     --    (.01)      --
Distributions from realized gains                                (1.63)            (1.01)     (1.18)   (.19)   (.04)      --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (1.65)            (1.07)     (1.19)   (.19)   (.05)      --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 14.89            $15.06     $14.46  $13.10  $11.39   $ 9.52
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                        $   619            $  549     $  412  $  229  $  134   $   63
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)              1.26%(e),(f)      1.24%(f)   1.28%   1.27%   1.55%    1.48%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily
   net assets                                                      .48%(e)           .41%       .12%   (.20%)  (.43%)   (.67%)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
   securities)                                                      23%              102%        65%     84%     87%      12%
------------------------------------------------------------------------------------------------------------------------------
Total return(g)                                                   9.99%(h)         12.28%     20.02%  16.78%  20.24%   (3.19%)
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Sept. 1, 2006 to Dec. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it may invest. Such indirect expenses are not included in the above reported expense ratios.

(e)   Adjusted to an annual basis.

(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.32% for the period ended Dec. 31, 2006 and 1.28% for the year ended Aug. 31, 2006.

(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(h)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 147

INVESTMENTS IN SECURITIES

RiverSource VP - Balanced Fund

DEC. 31, 2006

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (63.2%)

ISSUER                                                             SHARES             VALUE(a)
AEROSPACE & DEFENSE (2.6%)
Boeing                                                              77,470        $     6,882,435
DRS Technologies                                                    30,472              1,605,265
General Dynamics                                                    55,376              4,117,206
Goodrich                                                           124,372              5,665,145
Honeywell Intl                                                     295,230             13,356,205
L-3 Communications
   Holdings                                                         24,609              2,012,524
Lockheed Martin                                                     77,307              7,117,655
Northrop Grumman                                                   139,965              9,475,631
United Technologies                                                 72,224              4,515,444
                                                                                  ---------------
Total                                                                                  54,747,510
-------------------------------------------------------------------------------------------------

BEVERAGES (0.6%)
Coca-Cola                                                           85,901              4,144,723
PepsiCo                                                            123,292              7,711,915
                                                                                  ---------------
Total                                                                                  11,856,638
-------------------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.1%)
Amgen                                                               18,772(b)           1,282,315
Biogen Idec                                                         26,372(b)           1,297,239
                                                                                  ---------------
Total                                                                                   2,579,554
-------------------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.3%)
American Standard
   Companies                                                        33,126              1,518,827
Masco                                                              131,049              3,914,434
                                                                                  ---------------
Total                                                                                   5,433,261
-------------------------------------------------------------------------------------------------

CAPITAL MARKETS (2.9%)
Bank of New York                                                   157,503              6,200,893
Franklin Resources                                                  30,379              3,346,854
KKR Private Equity
   Investors LP Unit                                                86,648(o)           1,979,907
Legg Mason                                                          13,615              1,294,106
Lehman Brothers Holdings                                           198,862             15,535,100
Merrill Lynch & Co                                                 156,440             14,564,564
Morgan Stanley                                                     184,469             15,021,311
State Street                                                        46,603              3,142,906
                                                                                  ---------------
Total                                                                                  61,085,641
-------------------------------------------------------------------------------------------------

CHEMICALS (0.9%)
Ashland                                                             32,067              2,218,395
Dow Chemical                                                       214,199              8,555,108
Eastman Chemical                                                    53,785              3,189,988
EI du Pont de Nemours & Co                                          66,581              3,243,161
RPM Intl                                                            79,869              1,668,463
                                                                                  ---------------
Total                                                                                  18,875,115
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
COMMERCIAL BANKS (2.4%)
Commerce Bancorp                                                    40,145(g)     $     1,415,914
Industrial & Commercial
   Bank of China Series H                                          763,000(b,c)           473,822
PNC Financial
   Services Group                                                   86,930              6,436,297
US Bancorp                                                         298,468             10,801,557
Wachovia                                                           216,198             12,312,476
Wells Fargo & Co                                                   515,624             18,335,589
                                                                                  ---------------
Total                                                                                  49,775,655
-------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Avery Dennison                                                      36,329              2,467,829
-------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.7%)
Alcatel-Lucent                                                      24,906(c)             358,347
Alcatel-Lucent ADR                                                 216,339(c)           3,076,341
Cisco Systems                                                      277,679(b)           7,588,967
Corning                                                             30,753(b)             575,389
Motorola                                                           159,411              3,277,490
                                                                                  ---------------
Total                                                                                  14,876,534
-------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.4%)
Hewlett-Packard                                                    345,198             14,218,706
Intl Business Machines                                             155,024             15,060,581
                                                                                  ---------------
Total                                                                                  29,279,287
-------------------------------------------------------------------------------------------------

CONSUMER FINANCE (0.9%)
American Express                                                    95,017              5,764,681
Capital One Financial                                              170,314             13,083,522
                                                                                  ---------------
Total                                                                                  18,848,203
-------------------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Temple-Inland                                                       62,703              2,886,219
-------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (6.2%)
Bank of America                                                    954,170             50,943,136
Citigroup                                                          898,183             50,028,793
JPMorgan Chase & Co                                                512,555             24,756,407
                                                                                  ---------------
Total                                                                                 125,728,336
-------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.3%)
AT&T                                                               249,137              8,906,648
BellSouth                                                          481,328             22,675,362
Chunghwa Telecom ADR                                               159,711(c)           3,151,098
Citizens Communications                                            114,408              1,644,043
Embarq                                                              56,156              2,951,559
Verizon Communications                                             708,268             26,375,900
Windstream                                                         216,645              3,080,692
                                                                                  ---------------
Total                                                                                  68,785,302
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
ELECTRIC UTILITIES (1.8%)
Entergy                                                            104,845        $     9,679,290
Exelon                                                             196,006             12,130,812
FPL Group                                                           41,478              2,257,233
PPL                                                                 98,010              3,512,678
Southern                                                           247,697              9,130,111
                                                                                  ---------------
Total                                                                                  36,710,124
-------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Flextronics Intl                                                   127,814(b,c)         1,467,305
-------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.7%)
Baker Hughes                                                        19,394              1,447,956
BJ Services                                                         63,317              1,856,454
Cameron Intl                                                        53,352(b)           2,830,324
Halliburton                                                         85,345              2,649,962
Natl Oilwell Varco                                                  21,054(b)           1,288,084
Transocean                                                          18,658(b)           1,509,246
Weatherford Intl                                                    89,921(b)           3,757,798
                                                                                  ---------------
Total                                                                                  15,339,824
-------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.7%)
CVS                                                                137,955              4,264,189
Safeway                                                             62,939              2,175,172
Wal-Mart Stores                                                    180,088              8,316,464
                                                                                  ---------------
Total                                                                                  14,755,825
-------------------------------------------------------------------------------------------------

FOOD PRODUCTS (0.7%)
Cadbury Schweppes                                                  145,565(c)           1,557,694
Campbell Soup                                                       70,852              2,755,434
General Mills                                                       48,495              2,793,312
Hershey                                                             26,856              1,337,429
Kellogg                                                            108,934              5,453,236
Kraft Foods Cl A                                                    44,231(g)           1,579,047
                                                                                  ---------------
Total                                                                                  15,476,152
-------------------------------------------------------------------------------------------------

GAS UTILITIES (0.2%)
ONEOK                                                               93,081              4,013,653
-------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
Bausch & Lomb                                                       28,648              1,491,415
Baxter Intl                                                         44,039              2,042,969
Boston Scientific                                                  334,877(b)           5,753,187
                                                                                  ---------------
Total                                                                                   9,287,571
-------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.9%)
Aetna                                                              131,159              5,663,446
Cardinal Health                                                     95,193              6,133,284
CIGNA                                                               23,075              3,035,978
McKesson                                                            27,634              1,401,044
UnitedHealth Group                                                  46,642              2,506,075
                                                                                  ---------------
Total                                                                                  18,739,827
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

148 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Balanced Fund

ISSUER                                                             SHARES             VALUE(a)
HOTELS, RESTAURANTS & LEISURE (0.6%)
Applebee's Intl                                                    118,287        $     2,918,140
Carnival Unit                                                       16,968                832,280
Chipotle Mexican Grill Cl B                                          5,964(b)             310,128
Marriott Intl Cl A                                                 111,008              5,297,302
McDonald's                                                          89,141              3,951,621
                                                                                  ---------------
Total                                                                                  13,309,471
-------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.3%)
DR Horton                                                          129,354              3,426,588
Hovnanian Enterprises Cl A                                          66,593(b)           2,257,503
Standard-Pacific                                                    26,560                711,542
                                                                                  ---------------
Total                                                                                   6,395,633
-------------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.8%)
Colgate-Palmolive                                                   82,370              5,373,819
Procter & Gamble                                                    81,815              5,258,250
Spectrum Brands                                                    472,429(b)           5,149,476
                                                                                  ---------------
Total                                                                                  15,781,545
-------------------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (--%)
Dynegy Cl A                                                          7,914(b)              57,297
-------------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.8%)
3M                                                                  74,589              5,812,721
General Electric                                                   698,525             25,992,115
Tyco Intl                                                          201,807(c)           6,134,933
                                                                                  ---------------
Total                                                                                  37,939,769
-------------------------------------------------------------------------------------------------

INSURANCE (4.7%)
ACE                                                                202,772(c)          12,281,900
AFLAC                                                              120,183              5,528,418
Allied World Assurance
   Holdings                                                         41,154(c)           1,795,549
American Intl Group                                                501,721             35,953,328
Aon                                                                119,912              4,237,690
Arch Capital Group                                                  23,104(b,c)         1,562,061
Aspen Insurance Holdings                                            88,903(c)           2,343,483
Chubb                                                               75,800              4,010,578
Endurance Specialty Holdings                                        65,511(c)           2,396,392
Hartford Financial
   Services Group                                                  139,067             12,976,343
Max Re Capital                                                      84,059(c)           2,086,344
Prudential Financial                                                81,212              6,972,862
XL Capital Cl A                                                     42,073(c)           3,030,097
                                                                                  ---------------
Total                                                                                  95,175,045
-------------------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
Liberty Media -
   Interactive Cl A                                                176,598(b,j)         3,809,219
-------------------------------------------------------------------------------------------------

IT SERVICES (0.9%)
Affiliated Computer
   Services Cl A                                                    88,328(b)           4,313,940
Automatic Data Processing                                          105,311              5,186,567
Electronic Data Systems                                            202,351              5,574,769
First Data                                                         137,578              3,510,991
                                                                                  ---------------
Total                                                                                  18,586,267
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
LEISURE EQUIPMENT & PRODUCTS (0.1%)
Mattel                                                              74,754        $     1,693,926
-------------------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (--%)
PerkinElmer                                                         30,731                683,150
-------------------------------------------------------------------------------------------------

MACHINERY (0.9%)
Caterpillar                                                         86,440              5,301,366
Deere & Co                                                          55,335              5,260,698
Flowserve                                                           11,773(b)             594,183
Illinois Tool Works                                                 31,778              1,467,826
Ingersoll-Rand Cl A                                                 36,850(c)           1,441,941
ITT                                                                 38,292              2,175,751
Parker Hannifin                                                     35,515              2,730,393
                                                                                  ---------------
Total                                                                                  18,972,158
-------------------------------------------------------------------------------------------------

MEDIA (4.8%)
Cablevision Systems Cl A                                            26,242(p)             747,372
Clear Channel
   Communications                                                   20,920                743,497
Comcast Cl A                                                       221,364(b)           9,370,338
Comcast Special Cl A                                               322,183(b)          13,493,023
EchoStar Communications
   Cl A                                                             87,390(b)           3,323,442
Idearc                                                              34,665(b)             993,152
Liberty Global Cl A                                                 53,731(b)           1,566,259
Liberty Global Series C                                             45,025(b)           1,260,700
Liberty Media -
   Capital Series A                                                 35,305(b,j)         3,459,184
News Corp Cl A                                                     584,421             12,553,363
NTL                                                                522,687             13,192,620
Time Warner                                                        602,869             13,130,487
Viacom Cl B                                                        258,817(b)          10,619,262
Vivendi                                                            153,835(c)           6,012,670
Walt Disney                                                        202,892              6,953,109
                                                                                  ---------------
Total                                                                                  97,418,478
-------------------------------------------------------------------------------------------------

METALS & MINING (0.2%)
Alcan                                                               22,190(c)           1,081,541
Alcoa                                                              115,669              3,471,226
                                                                                  ---------------
Total                                                                                   4,552,767
-------------------------------------------------------------------------------------------------

MULTILINE RETAIL (0.8%)
Federated Department Stores                                         49,551              1,889,380
JC Penney                                                           60,184              4,655,834
Target                                                             185,990             10,610,729
                                                                                  ---------------
Total                                                                                  17,155,943
-------------------------------------------------------------------------------------------------

MULTI-UTILITIES (0.7%)
Dominion Resources                                                 128,048             10,735,544
Xcel Energy                                                        144,683              3,336,390
                                                                                  ---------------
Total                                                                                  14,071,934
-------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (6.8%)
Anadarko Petroleum                                                  84,317              3,669,476
BP ADR                                                              20,821(c)           1,397,089
Chesapeake Energy                                                   64,858              1,884,125
Chevron                                                            384,804             28,294,638
ConocoPhillips                                                     394,644             28,394,635

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Devon Energy                                                        59,982        $     4,023,593
Exxon Mobil                                                        799,065             61,232,350
Newfield Exploration                                                23,108(b)           1,061,813
Royal Dutch Shell ADR                                               31,435(c)           2,225,284
Total                                                               66,557(c)           4,801,287
XTO Energy                                                          30,490              1,434,555
                                                                                  ---------------
Total                                                                                 138,418,845
-------------------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.7%)
Bowater                                                            145,543              3,274,718
Intl Paper                                                         130,175              4,438,968
Weyerhaeuser                                                        90,732              6,410,215
                                                                                  ---------------
Total                                                                                  14,123,901
-------------------------------------------------------------------------------------------------

PHARMACEUTICALS (3.0%)
Bristol-Myers Squibb                                               350,583              9,227,345
GlaxoSmithKline ADR                                                 46,268(c)           2,441,100
Merck & Co                                                         272,937             11,900,053
Novartis ADR                                                        56,781(c)           3,261,501
Pfizer                                                           1,013,377             26,246,463
Schering-Plough                                                    226,621              5,357,320
Watson Pharmaceuticals                                              75,359(b)           1,961,595
Wyeth                                                               46,004              2,342,524
                                                                                  ---------------
Total                                                                                  62,737,901
-------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.5%)
Apartment Investment &
   Management Cl A                                                  48,746              2,730,751
Equity Office Properties Trust                                     130,966              6,308,632
HomeBanc                                                            86,384                365,404
                                                                                  ---------------
Total                                                                                   9,404,787
-------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.9%)
Advanced Micro Devices                                             158,634(b)           3,228,202
Agere Systems                                                       84,485(b)           1,619,577
Atmel                                                              128,792(b)             779,192
Credence Systems                                                    93,747(b)             487,484
Cypress Semiconductor                                              222,363(b)           3,751,264
Infineon Technologies                                              105,704(b,c)         1,490,172
Infineon Technologies ADR                                          196,332(b,c)         2,754,538
Intel                                                              197,392              3,997,188
Spansion Cl A                                                       48,789(b)             725,005
                                                                                  ---------------
Total                                                                                  18,832,622
-------------------------------------------------------------------------------------------------

SOFTWARE (1.6%)
Cadence Design Systems                                             346,771(b)           6,210,669
Compuware                                                          353,387(b)           2,943,714
McAfee                                                              28,003(b)             794,725
Microsoft                                                          504,528             15,065,206
Oracle                                                              84,603(b)           1,450,095
Symantec                                                           158,799(b)           3,310,959
TIBCO Software                                                     272,073(b)           2,568,369
                                                                                  ---------------
Total                                                                                  32,343,737
-------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.3%)
Circuit City Stores                                                 59,346              1,126,387
Home Depot                                                          78,892              3,168,303
Lowe's Companies                                                    45,997              1,432,807
TJX Companies                                                       47,889              1,365,794
                                                                                  ---------------
Total                                                                                   7,093,291
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 149

RiverSource VP - Balanced Fund

ISSUER                                                             SHARES             VALUE(a)
THRIFTS & MORTGAGE FINANCE (2.1%)
Countrywide Financial                                              481,589        $    20,443,452
Fannie Mae                                                         180,663             10,729,576
Freddie Mac                                                        160,964             10,929,456
Washington Mutual                                                   51,628              2,348,558
                                                                                  ---------------
Total                                                                                  44,451,042
-------------------------------------------------------------------------------------------------

TOBACCO (1.2%)
Altria Group                                                       300,271             25,769,257
-------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.3%)
ALLTEL                                                             178,721             10,809,046
Sprint Nextel                                                      578,152             10,921,291
Vodafone Group ADR                                                 212,227(c)           5,895,666
                                                                                  ---------------
Total                                                                                  27,626,003
-------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,028,747,964)                                                            $ 1,309,419,353
-------------------------------------------------------------------------------------------------

PREFERRED STOCKS & OTHER (--%)

ISSUER                                                             SHARES             VALUE(a)
Ion Media Networks
   14.25% Pay-in-kind                                                   --(e)     $         1,262
Mexico Value Recovery Series E
   Rights                                                        2,000,000(b,c)            26,000
TOTAL PREFERRED STOCKS & OTHER
(Cost: $413)                                                                      $        27,262
-------------------------------------------------------------------------------------------------

BONDS (34.8%)

ISSUER                                             COUPON     PRINCIPAL
                                                    RATE        AMOUNT                VALUE(a)
SOVEREIGN (0.1%)
United Mexican States
      09-27-34                                      6.75%   $    1,100,000(c)     $     1,188,000
-------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (7.5%)
Federal Farm Credit Bank
      10-10-08                                      4.25         3,480,000              3,434,770
Federal Home Loan Bank
      02-08-08                                      4.63           745,000                740,451
      02-13-08                                      5.25         5,645,000              5,647,969
      06-18-08                                      5.13        10,930,000             10,933,804
Federal Home Loan Mtge Corp
      06-15-08                                      3.88         8,710,000              8,561,669
      10-15-08                                      5.13         2,645,000              2,648,388
      03-15-09                                      5.75         2,700,000              2,741,569
      07-15-09                                      4.25           800,000                786,451
Federal Natl Mtge Assn
      01-15-08                                      4.63        16,455,000             16,352,222
      10-15-08                                      4.50        14,610,000             14,479,650
U.S. Treasury
      05-31-08                                      4.88         1,690,000              1,689,207
      10-31-08                                      4.88           835,000                835,392
      11-15-09                                      4.63         4,990,000              4,974,406
      10-31-11                                      4.63        11,385,000(g)          11,343,638
      11-30-11                                      4.50        17,900,000(g)          17,740,582
      08-15-16                                      4.88         9,405,000(g,p)         9,517,418
      11-15-16                                      4.63         6,505,000(g)           6,462,314
      08-15-23                                      6.25        14,158,000(p)          16,296,085
      02-15-26                                      6.00         5,725,000              6,492,957

BONDS (CONTINUED)

ISSUER                                             COUPON     PRINCIPAL
                                                    RATE        AMOUNT                VALUE(a)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (CONT.)
U.S. Treasury Inflation-Indexed Bond
      01-15-07                                      3.38%   $   12,743,800(r)     $    12,707,657
                                                                                  ---------------
Total                                                                                 154,386,599
-------------------------------------------------------------------------------------------------

ASSET-BACKED (1.1%)
Capital Auto Receivables Asset Trust
   Series 2004-1 Cl CTFS
      09-15-10                                      2.84         1,000,000                984,510
Capital Auto Receivables Asset Trust
   Series 2006-SN1A Cl A4B
      03-20-10                                      5.43         2,325,000(d,m)         2,325,000
Capital Auto Receivables Asset Trust
   Series 2006-SN1A Cl D
      04-20-11                                      6.15           625,000(d)             634,180
Citibank Credit Card Issuance Trust
   Series 2003-A3 Cl A3
      03-10-10                                      3.10         2,450,000              2,389,117
College Loan Corporation Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2006-1 Cl AIO
      07-25-08                                      5.62         3,925,000(n)             581,851
Countrywide Asset-backed Ctfs
   Series 2005-10 Cl AF6
      02-25-36                                      4.92         1,365,000              1,329,844
Countrywide Asset-backed Ctfs
   Series 2006-4 Cl 1A1M
      07-25-36                                      5.61           896,054(m)             897,093
Drive Auto Receivables Trust
   Series 2006-2 Cl A2 (MBIA)
      07-15-11                                      5.30         1,675,000(d,i)         1,676,308
Dunkin Securitization
   Series 2006-1 Cl A2 (AMBAC)
      06-20-31                                      5.78         2,375,000(d,i)         2,404,536
Ford Credit Floorplan Master Owner Trust
   Series 2006-3 Cl A
      06-15-11                                      5.53         2,500,000(m)           2,502,147
Hertz Vehicle Financing LLC
   Series 2004-1A Cl A3 (MBIA)
      05-25-09                                      2.85           600,000(d,i)           584,085
Metris Master Trust
   Series 2005-1A Cl D
      03-21-11                                      7.25           400,000(d,m)           399,393
Natl Collegiate Student Loan Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2006-2 Cl AIO
      08-25-11                                      5.89         2,325,000(n)             555,005
Natl Collegiate Student Loan Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2006-3 Cl AIO
      01-25-12                                      0.00         3,400,000(n)             999,328
Popular ABS Mtge Pass-Through Trust
   Series 2005-A Cl AF2
      06-25-35                                      4.49           925,000                913,925
Renaissance Home Equity Loan Trust
   Series 2005-4 Cl A3
      02-25-36                                      5.57         1,220,000              1,215,401

BONDS (CONTINUED)

ISSUER                                             COUPON     PRINCIPAL
                                                    RATE        AMOUNT                VALUE(a)
ASSET-BACKED (CONT.)
Residential Asset Securities
   Series 2006-KS1 Cl A2
      02-25-36                                      5.49%   $    2,595,000(m)     $     2,595,813
                                                                                  ---------------
Total                                                                                  22,987,536
-------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (4.7%)(f)
Banc of America Commercial Mtge
   Series 2005-1 Cl A4
      11-10-42                                      4.89         1,250,000              1,241,189
Banc of America Commercial Mtge
   Series 2005-4 Cl ASB
      07-10-45                                      4.87         1,000,000                978,679
Banc of America Commercial Mtge
   Series 2006-2 Cl AAB
      05-10-45                                      5.72         1,350,000              1,384,114
Banc of America Commercial Mtge
   Series 2006-4 Cl AAB
      07-10-46                                      5.60         1,350,000              1,371,065
Banc of America Large Loan
   Series 2006-LAQ Cl E
      02-09-21                                      5.73           900,000(d,m)           902,151
Banc of America Large Loan
   Series 2006-LAQ Cl F
      02-09-21                                      5.79         1,000,000(d,m)         1,002,388
Banc of America Large Loan
   Series 2006-LAQ Cl G
      02-09-21                                      5.88           700,000(d,m)           701,467
Bear Stearns Commercial Mtge Securities
   Series 2003-T10 Cl A1
      03-13-40                                      4.00         2,826,612              2,735,086
Bear Stearns Commercial Mtge Securities
   Series 2005-PW10 Cl A4
      12-11-40                                      5.41         2,100,000              2,107,769
Bear Stearns Commercial Mtge Securities
   Series 2005-T20 Cl E
      10-12-42                                      5.16           800,000                777,504
Bear Stearns Commercial Mtge Securities
   Series 2006-PW14 Cl A4
      12-11-38                                      5.20         1,225,000              1,209,933
CDC Commercial Mtge Trust
   Series 2002-FX1 Cl A2
      11-15-30                                      5.68         3,025,000              3,078,940
Citigroup Commercial Mtge Trust
   Series 2005-EMG Cl A1
      09-20-51                                      4.15         1,753,052(d)           1,721,318
Citigroup/Deutsche Bank Commercial Mtge Trust
   Series 2005-CD1 Cl ASB
      07-15-44                                      5.23           775,000                774,901
Commercial Mtge Acceptance
   Series 1999-C1 Cl A2
      06-15-31                                      7.03         2,443,610              2,519,316
Commercial Mtge Pass-Through Ctfs
   Series 2006-CN2A Cl BFL
      02-05-19                                      5.66           600,000(d,m)           603,181
Credit Suisse Mtge Capital Ctfs
   Series 2006-C2 Cl A3
      03-15-39                                      5.66         1,350,000              1,385,863

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

150 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Balanced Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
CS First Boston Mtge Securities
   Series 2001-CP4 Cl A4
      12-15-35                                      6.18%   $    1,950,000        $     2,014,565
CS First Boston Mtge Securities
   Series 2003-CPN1 Cl A2
      03-15-35                                      4.60           850,000                819,501
Federal Natl Mtge Assn #745629
      01-01-18                                      5.08           858,662                850,659
Federal Natl Mtge Assn
   Series 2002-M2 Cl C
      08-25-12                                      4.72           299,534                293,292
GE Capital Commercial Mtge
   Series 2004-C2 Cl A2
      03-10-40                                      4.12         2,050,000              1,983,929
General Electric Capital Assurance
   Series 2003-1 Cl A3
      05-12-35                                      4.77         2,650,000(d)           2,606,497
Greenwich Capital Commercial Funding
   Series 2004-GG1 Cl A5
      06-10-36                                      4.88           775,000                764,934
Greenwich Capital Commercial Funding
   Series 2006-GG7 Cl AAB
      07-10-38                                      5.91         1,350,000              1,401,534
GS Mtge Securities II
   Series 2004-GG2 Cl A4
      08-10-38                                      4.96         1,500,000              1,484,101
JPMorgan Chase Commercial Mtge Securities
   Series 2002-CIB5 Cl A1
      10-12-37                                      4.37         1,493,370              1,464,826
JPMorgan Chase Commercial Mtge Securities
   Series 2003-CB6 Cl A2
      07-12-37                                      5.26         2,825,000              2,821,887
JPMorgan Chase Commercial Mtge Securities
   Series 2003-LN1 Cl A1
      10-15-37                                      4.13         1,497,305              1,447,546
JPMorgan Chase Commercial Mtge Securities
   Series 2003-ML1A Cl A1
      03-12-39                                      3.97         1,035,029              1,003,548
JPMorgan Chase Commercial Mtge Securities
   Series 2003-ML1A Cl A2
      03-12-39                                      4.77         1,675,000              1,628,638
JPMorgan Chase Commercial Mtge Securities
   Series 2004-CBX Cl A3
      01-12-37                                      4.18         1,000,000                972,006
JPMorgan Chase Commercial Mtge Securities
   Series 2005-LDP2 Cl A1
      07-15-42                                      4.33         2,109,549              2,074,362
JPMorgan Chase Commercial Mtge Securities
   Series 2006-CB16 Cl A4
      05-12-45                                      5.55         4,975,000              5,046,448
JPMorgan Chase Commercial Mtge Securities
   Series 2006-LDP6 Cl A4
      04-15-43                                      5.48         1,150,000              1,160,139
JPMorgan Chase Commercial Mtge Securities
   Series 2006-LDP6 Cl ASB
      04-15-43                                      5.49         1,800,000              1,816,056
JPMorgan Chase Commercial Mtge Securities
   Series 2006-LDP8 Cl A4
      05-15-45                                      5.40         1,350,000              1,353,928

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
LB-UBS Commercial Mtge Trust
   Series 2002-C2 Cl A3
      06-15-26                                      5.39%   $    2,500,000        $     2,513,715
LB-UBS Commercial Mtge Trust
   Series 2002-C4 Cl A5
      09-15-31                                      4.85         1,000,000                982,206
LB-UBS Commercial Mtge Trust
   Series 2004-C2 Cl A3
      03-15-29                                      3.97         1,250,000              1,180,225
LB-UBS Commercial Mtge Trust
   Series 2004-C8 Cl A2
      12-15-29                                      4.20         2,000,000              1,946,880
LB-UBS Commercial Mtge Trust
   Series 2005-C5 Cl AAB
      09-15-30                                      4.93         1,975,000              1,937,515
LB-UBS Commercial Mtge Trust
   Series 2006-C4 Cl AAB
      06-15-32                                      5.87         1,075,000              1,114,396
LB-UBS Commercial Mtge Trust
   Series 2006-C7 Cl A3
      11-15-38                                      5.35         1,175,000              1,174,971
Morgan Stanley Capital I
   Series 2003-IQ4 Cl A1
      05-15-40                                      3.27         1,287,109              1,234,929
Morgan Stanley Capital I
   Series 2003-T11 Cl A2
      06-13-41                                      4.34         1,175,000              1,148,548
Morgan Stanley Capital I
   Series 2004-HQ4 Cl A5
      04-14-40                                      4.59         1,250,000              1,212,063
Morgan Stanley Capital I
   Series 2005-T19 Cl AAB
      06-12-47                                      4.85         2,425,000              2,374,346
Morgan Stanley Capital I
   Series 2006-T23 Cl AAB
      08-12-41                                      5.80           850,000                877,447
Morgan Stanley Capital I
   Series 2006-XLF Cl A2
      07-15-19                                      5.48         1,600,000(d,m)         1,600,823
Morgan Stanley Dean Witter Capital I
   Series 2002-TOP7 Cl A2
      01-15-39                                      5.98         3,225,000              3,327,682
Nomura Asset Securities
   Series 1998-D6 Cl A3
      03-15-30                                      6.99         1,750,000              1,928,893
Prudential Commercial Mtge Trust
   Series 2003-PWR1 Cl A1
      02-11-36                                      3.67         1,442,220              1,384,625
SBA CMBS Trust
   Series 2006-1A Cl B
      11-15-36                                      5.45         1,050,000(d)           1,055,376
Wachovia Bank Commercial Mtge Trust
   Series 2003-C4 Cl A2
      04-15-35                                      4.57         2,600,000              2,531,703
Wachovia Bank Commercial Mtge Trust
   Series 2003-C7 Cl A2
      10-15-35                                      5.08         3,700,000(d)           3,649,892

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
Wachovia Bank Commercial Mtge Trust
   Series 2005-C18 Cl A4
      04-15-42                                      4.94%   $    1,100,000        $     1,070,590
Wachovia Bank Commercial Mtge Trust
   Series 2005-C20 Cl A5
      07-15-42                                      5.09         1,250,000              1,239,905
Wachovia Bank Commercial Mtge Trust
   Series 2006-C24 Cl APB
      03-15-45                                      5.58         1,100,000              1,115,170
Wachovia Bank Commercial Mtge Trust
   Series 2006-C27 Cl A3
      07-15-45                                      5.77           725,000                745,430
Wachovia Bank Commercial Mtge Trust
   Series 2006-C27 Cl APB
      07-15-45                                      5.73         1,250,000              1,278,448
Wachovia Bank Commercial Mtge Trust
   Series 2006-C29 Cl A4
      11-15-48                                      5.31         1,600,000              1,591,187
                                                                                  ---------------
Total                                                                                  97,720,225
-------------------------------------------------------------------------------------------------

MORTGAGE-BACKED (16.3%) (F,Q)
Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2005-12 Cl 2A1
      03-25-36                                      5.71         2,307,182(k)           2,314,357
Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2006-1 Cl 2A1
      03-25-36                                      5.97         2,627,534(k)           2,628,007
Banc of America Funding
   Collateralized Mtge Obligation
   Series 2006-A Cl 3A2
      02-20-36                                      5.92         1,832,332(k)           1,835,502
Bank of America Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2003-11 Cl 1A1
      01-25-34                                      6.00         1,535,206              1,521,404
Bank of America Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2003-11 Cl 4A1
      01-25-19                                      4.75         1,081,688              1,045,857
Bank of America Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-9 Cl 1CB1
      01-25-37                                      6.00         5,000,000(l)           5,019,531
Bank of America Funding
   Collateralized Mtge Obligation
   Series 2006-2N Cl N1
      11-25-46                                      7.25           333,417(d)             330,511
Bear Stearns Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2005-8 Cl A4
      08-25-35                                      5.09         1,575,000(d,k)         1,532,074
ChaseFlex Trust
   Collateralized Mtge Obligation
   Series 2005-2 Cl 2A2
      06-25-35                                      6.50         2,301,704              2,335,511

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 151

RiverSource VP - Balanced Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2003-11T1 Cl A1
      07-25-18                                      4.75%   $    1,097,836        $     1,061,470
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-54CB Cl 2A3
      11-25-35                                      5.50         1,681,240              1,681,858
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-54CB Cl 3A7
      11-25-35                                      5.50         1,698,603              1,699,223
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-64CB Cl 1A1
      12-25-35                                      5.50         2,937,076              2,944,621
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-6CB Cl 1A1
      04-25-35                                      7.50         1,590,067              1,647,913
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-85CB Cl 2A2
      02-25-36                                      5.50         1,084,110              1,083,641
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-22R Cl 1A2
      05-25-36                                      6.00         2,500,000              2,524,208
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-2CB Cl A11
      03-25-36                                      6.00         2,844,442              2,844,258
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-31CB Cl A16
      11-25-36                                      6.00         1,700,000              1,717,221
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-43 CB Cl 1A4
      02-25-37                                      6.00         3,500,000              3,519,551
Countrywide Home Loans
   Collateralized Mtge Obligation
   Series 2005-R2 Cl 2A1
      06-25-35                                      7.00         1,930,871(d)           1,997,580
Countrywide Home Loans
   Collateralized Mtge Obligation
   Series 2006-HYB1 Cl 1A1
      03-20-36                                      5.39         1,627,500(k)           1,617,995
CS First Boston Mtge Securities
   Collateralized Mtge Obligation
   Series 2005-12 Cl 3A1
      01-25-36                                      7.00         2,613,893              2,669,064
Downey Savings & Loan Assn Mtge Loan Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2005-AR5 Cl X1
      08-19-45                                      6.38        15,482,626(n)             183,856

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
      01-01-37                                      5.50%   $    7,000,000(l)     $     6,921,250
      01-01-37                                      6.00         4,500,000(l)           4,532,355
Federal Home Loan Mtge Corp #1G2496
      09-01-36                                      6.21         2,220,439(k)           2,239,734
Federal Home Loan Mtge Corp #A27373
      10-01-34                                      6.50           607,872                619,733
Federal Home Loan Mtge Corp #A28602
      11-01-34                                      6.50         1,105,810              1,127,388
Federal Home Loan Mtge Corp #B11835
      01-01-19                                      5.50           536,199                536,877
Federal Home Loan Mtge Corp #C53878
      12-01-30                                      5.50         2,397,279              2,383,194
Federal Home Loan Mtge Corp #C65869
      04-01-32                                      6.00         1,420,377              1,435,201
Federal Home Loan Mtge Corp #C66871
      05-01-32                                      6.50         3,622,067              3,712,952
Federal Home Loan Mtge Corp #C71514
      07-01-32                                      6.50           156,076                159,583
Federal Home Loan Mtge Corp #C77689
      03-01-33                                      6.50           384,513                395,494
Federal Home Loan Mtge Corp #C90598
      10-01-22                                      6.50           415,160                425,382
Federal Home Loan Mtge Corp #C90767
      12-01-23                                      6.00         2,479,659              2,512,359
Federal Home Loan Mtge Corp #D32310
      11-01-22                                      8.00            17,733                 18,543
Federal Home Loan Mtge Corp #D55755
      08-01-24                                      8.00            68,533                 72,207
Federal Home Loan Mtge Corp #D96300
      10-01-23                                      5.50           350,116                348,644
Federal Home Loan Mtge Corp #D96348
      10-01-23                                      5.50         5,444,476              5,421,581
Federal Home Loan Mtge Corp #E01127
      02-01-17                                      6.50           326,856                334,517
Federal Home Loan Mtge Corp #E01419
      05-01-18                                      5.50         1,482,283              1,484,762
Federal Home Loan Mtge Corp #E81009
      07-01-15                                      7.50           136,090                141,772
Federal Home Loan Mtge Corp #E89496
      04-01-17                                      6.00         3,054,661              3,098,220
Federal Home Loan Mtge Corp #E97591
      06-01-18                                      5.50           341,138                341,881
Federal Home Loan Mtge Corp #E98725
      08-01-18                                      5.00         3,502,239              3,450,099
Federal Home Loan Mtge Corp #E99684
      10-01-18                                      5.00         1,763,119              1,736,763
Federal Home Loan Mtge Corp #G01410
      04-01-32                                      7.00           548,150                563,519
Federal Home Loan Mtge Corp #G01535
      04-01-33                                      6.00         2,238,349              2,269,960
Federal Home Loan Mtge Corp #G12101
      11-01-18                                      5.00           171,247                168,621
Federal Home Loan Mtge Corp #G30216
      04-01-22                                      6.50         4,383,794              4,495,531

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Interest Only
   Series 2590 Cl BI
      02-15-14                                      2.28%   $      415,652(n)     $        17,222
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Interest Only
   Series 2718 Cl IA
      10-15-22                                     20.00         1,828,687(n)              67,896
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Interest Only
   Series 2795 Cl IY
      07-15-17                                     15.06         1,999,180(n)             196,243
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Series 2576 Cl KJ
      02-15-33                                      5.50         1,994,594              1,996,077
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Series 2641 Cl KC
      01-15-18                                      6.50         1,066,003              1,094,057
Federal Natl Mtge Assn
      01-01-37                                      5.50        11,650,000(l)          11,511,656
      01-01-37                                      6.00        17,000,000(l)          17,111,521
      01-01-37                                      6.50         4,000,000(l)           4,075,000
Federal Natl Mtge Assn #190899
      04-01-23                                      8.50           198,538                209,082
Federal Natl Mtge Assn #190944
      05-01-24                                      6.00           820,201                829,719
Federal Natl Mtge Assn #190988
      06-01-24                                      9.00           123,599                131,512
Federal Natl Mtge Assn #250322
      08-01-25                                      7.50            16,769                 17,514
Federal Natl Mtge Assn #250384
      11-01-25                                      7.50           204,703                213,803
Federal Natl Mtge Assn #250495
      03-01-26                                      7.00           275,339                284,367
Federal Natl Mtge Assn #252381
      04-01-14                                      5.50         3,859,125              3,874,341
Federal Natl Mtge Assn #254259
      04-01-17                                      5.50           646,641                648,184
Federal Natl Mtge Assn #254494
      08-01-22                                      7.00           241,679                249,633
Federal Natl Mtge Assn #254675
      01-01-23                                      6.50           367,129                376,335
Federal Natl Mtge Assn #254708
      02-01-23                                      7.00           121,451                125,448
Federal Natl Mtge Assn #254916
      09-01-23                                      5.50         2,466,421              2,454,608
Federal Natl Mtge Assn #304279
      02-01-25                                      8.50           110,339                118,431
Federal Natl Mtge Assn #309341
      05-01-25                                      8.50            27,322                 29,326
Federal Natl Mtge Assn #313049
      08-01-11                                      8.50           230,183                234,466

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

152 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Balanced Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #323606
      03-01-29                                      6.50%   $       55,881        $        57,357
Federal Natl Mtge Assn #433310
      08-01-28                                      6.50           616,757                633,050
Federal Natl Mtge Assn #440730
      12-01-28                                      6.00           215,404                218,990
Federal Natl Mtge Assn #505122
      07-01-29                                      7.00           856,044                882,538
Federal Natl Mtge Assn #50553
      04-01-22                                      8.00           101,807                107,477
Federal Natl Mtge Assn #510587
      08-01-29                                      7.00           246,160                253,778
Federal Natl Mtge Assn #540041
      02-01-29                                      7.00           603,760                623,558
Federal Natl Mtge Assn #545489
      03-01-32                                      6.50           225,276                230,628
Federal Natl Mtge Assn #545684
      05-01-32                                      7.50           170,949                178,009
Federal Natl Mtge Assn #545885
      08-01-32                                      6.50           311,582                318,789
Federal Natl Mtge Assn #555375
      04-01-33                                      6.00         4,180,199              4,235,459
Federal Natl Mtge Assn #555376
      04-01-18                                      4.50           967,321                935,448
Federal Natl Mtge Assn #555458
      05-01-33                                      5.50         1,688,282              1,672,986
Federal Natl Mtge Assn #555528
      04-01-33                                      6.00         5,232,283              5,280,030
Federal Natl Mtge Assn #555734
      07-01-23                                      5.00         1,681,544              1,638,249
Federal Natl Mtge Assn #555740
      08-01-18                                      4.50         2,592,007              2,505,742
Federal Natl Mtge Assn #615135
      11-01-16                                      6.00           163,203                165,632
Federal Natl Mtge Assn #642346
      05-01-32                                      7.00           956,645                984,089
Federal Natl Mtge Assn #643381
      06-01-17                                      6.00           174,119                176,677
Federal Natl Mtge Assn #645277
      05-01-32                                      7.00           143,129                147,235
Federal Natl Mtge Assn #645569
      06-01-32                                      7.00           808,365                831,555
Federal Natl Mtge Assn #646446
      06-01-17                                      6.50           181,406                185,793
Federal Natl Mtge Assn #650105
      08-01-17                                      6.50           839,524                859,828
Federal Natl Mtge Assn #662197
      09-01-32                                      6.50           355,141                363,281
Federal Natl Mtge Assn #667604
      10-01-32                                      5.50           405,929                401,874
Federal Natl Mtge Assn #670387
      08-01-32                                      7.00           267,252                275,174
Federal Natl Mtge Assn #670711
      10-01-32                                      7.00           246,315                253,381
Federal Natl Mtge Assn #673179
      02-01-18                                      6.00           416,835                422,959
Federal Natl Mtge Assn #676511
      12-01-32                                      7.00           141,399                145,456

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #678397
      12-01-32                                      7.00%   $    1,061,145        $     1,091,587
Federal Natl Mtge Assn #684601
      03-01-33                                      6.00         3,315,726              3,361,128
Federal Natl Mtge Assn #687736
      02-01-33                                      5.50         1,232,611              1,220,047
Federal Natl Mtge Assn #687887
      03-01-33                                      5.50         1,747,787              1,732,482
Federal Natl Mtge Assn #688002
      03-01-33                                      5.50         1,882,802              1,866,644
Federal Natl Mtge Assn #688034
      03-01-33                                      5.50         1,685,475              1,671,097
Federal Natl Mtge Assn #689093
      07-01-28                                      5.50           875,156                870,068
Federal Natl Mtge Assn #694546
      03-01-33                                      5.50           866,498                857,665
Federal Natl Mtge Assn #694795
      04-01-33                                      5.50         3,503,336              3,473,292
Federal Natl Mtge Assn #701937
      04-01-33                                      6.00         1,989,913              2,006,691
Federal Natl Mtge Assn #703726
      02-01-33                                      5.00         2,855,655              2,764,169
Federal Natl Mtge Assn #703818
      05-01-33                                      6.00         1,802,233              1,820,023
Federal Natl Mtge Assn #709901
      06-01-18                                      5.00         1,737,544              1,713,327
Federal Natl Mtge Assn #710823
      05-01-33                                      5.50         1,893,139              1,876,449
Federal Natl Mtge Assn #720006
      07-01-33                                      5.50         2,098,300              2,076,911
Federal Natl Mtge Assn #720070
      07-01-23                                      5.50         2,460,207              2,448,424
Federal Natl Mtge Assn #720378
      06-01-18                                      4.50         2,436,826              2,356,532
Federal Natl Mtge Assn #725232
      03-01-34                                      5.00         6,490,623              6,278,569
Federal Natl Mtge Assn #725284
      11-01-18                                      7.00           187,716                193,225
Federal Natl Mtge Assn #725425
      04-01-34                                      5.50         6,748,301              6,679,958
Federal Natl Mtge Assn #725431
      08-01-15                                      5.50           129,950                130,505
Federal Natl Mtge Assn #725684
      05-01-18                                      6.00         2,968,938              3,014,284
Federal Natl Mtge Assn #725737
      08-01-34                                      4.53         5,217,904(k)           5,184,719
Federal Natl Mtge Assn #725773
      09-01-34                                      5.50         7,518,319              7,437,717
Federal Natl Mtge Assn #726940
      08-01-23                                      5.50           294,080                292,650
Federal Natl Mtge Assn #730231
      08-01-23                                      5.50         2,250,224              2,239,446
Federal Natl Mtge Assn #735057
      01-01-19                                      4.50         2,177,216              2,105,476
Federal Natl Mtge Assn #735949
      10-01-35                                      4.99         2,576,161(k)           2,565,955
Federal Natl Mtge Assn #737330
      09-01-18                                      5.50         1,573,889              1,577,474

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #737374
      09-01-18                                      5.50%   $    2,197,331        $     2,203,095
Federal Natl Mtge Assn #745802
      07-01-36                                      6.00         6,989,006              7,036,328
Federal Natl Mtge Assn #747642
      11-01-28                                      5.50           376,058                373,872
Federal Natl Mtge Assn #747784
      10-01-18                                      4.50           746,597                721,996
Federal Natl Mtge Assn #753074
      12-01-28                                      5.50         1,780,244              1,769,896
Federal Natl Mtge Assn #753206
      01-01-34                                      6.00         1,430,693              1,442,755
Federal Natl Mtge Assn #755056
      12-01-23                                      5.50         1,930,502              1,921,256
Federal Natl Mtge Assn #755598
      11-01-28                                      5.00           628,889                608,742
Federal Natl Mtge Assn #761031
      01-01-34                                      5.00           451,008                436,329
Federal Natl Mtge Assn #765760
      02-01-19                                      5.00         3,749,826              3,694,646
Federal Natl Mtge Assn #766641
      03-01-34                                      5.00         2,072,981              2,003,887
Federal Natl Mtge Assn #768117
      08-01-34                                      5.43           902,539(k)             887,949
Federal Natl Mtge Assn #779676
      06-01-34                                      5.00         3,087,823              2,984,904
Federal Natl Mtge Assn #815264
      05-01-35                                      5.22         3,378,980(k)           3,371,666
Federal Natl Mtge Assn #844257
      11-01-35                                      5.09         2,750,519(k)           2,751,124
Federal Natl Mtge Assn #845070
      12-01-35                                      5.09         1,847,672(k)           1,838,139
Federal Natl Mtge Assn #872916
      06-01-36                                      6.50         3,906,235              4,006,789
Federal Natl Mtge Assn #886054
      07-01-36                                      7.00         2,678,115              2,767,372
Federal Natl Mtge Assn #886461
      08-01-36                                      6.19         1,959,242(k)           1,984,144
Federal Natl Mtge Assn #886464
      08-01-36                                      6.50         2,952,820              3,008,493
Federal Natl Mtge Assn #900197
      10-01-36                                      5.98         2,574,428(k)           2,590,467
Federal Natl Mtge Assn #901922
      10-01-36                                      5.79         2,437,532(k)           2,454,290
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 2003-24 Cl PI
      12-25-12                                     20.00           251,510(n)               5,027
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 2003-71 Cl IM
      12-25-31                                     14.12         1,725,882(n)             270,145
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 2004-84 Cl GI
      12-25-22                                     12.17           839,398(n)             112,471

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 153

RiverSource VP - Balanced Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 367 Cl 2
      01-25-36                                      8.45%   $    4,209,774(n)     $       991,928
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Series 2003-133 Cl GB
      12-25-26                                      8.00           757,588                798,376
Govt Natl Mtge Assn #3920
      11-20-36                                      6.00         4,992,224              5,049,350
Govt Natl Mtge Assn #604708
      10-15-33                                      5.50         1,768,447              1,761,989
Govt Natl Mtge Assn #619592
      09-15-33                                      5.00         2,309,344              2,248,697
Govt Natl Mtge Assn #780394
      12-15-08                                      7.00           433,452                437,428
Govt Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 2002-80 Cl CI
      01-20-32                                     20.00           127,283(n)              11,267
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2005-16 Cl 3A1B
      01-19-36                                      5.69         2,472,236(k)           2,475,057
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2006-5 Cl 2A1B
      07-19-46                                      5.58         1,308,819(k)           1,309,349
Harborview Nim
   Collateralized Mtge Obligation
   Series 2006-8A Cl N1
      07-21-36                                      6.41           272,600(d)             271,578
IndyMac Index Mtge Loan Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2005-AR8 Cl AX1
      04-25-35                                      4.50        35,627,699(n)             322,876
IndyMac Index Nim
   Collateralized Mtge Obligation
   Series 2006-AR6 Cl N1
      06-25-46                                      6.65           654,648(d)             652,194
Lehman XS Net Interest Margin Nts
   Collateralized Mtge Obligation
   Series 2006-2N Cl A1
      02-27-46                                      7.00           379,393(d)             379,628
Lehman XS Net Interest Margin Nts
   Series 2006-AR8 Cl A1
      10-28-46                                      6.25           382,012(d)             380,484
Master Alternative Loans Trust
   Collateralized Mtge Obligation
   Series 2004-2 Cl 4A1
      02-25-19                                      5.00         1,710,398              1,669,246
Master Alternative Loans Trust
   Collateralized Mtge Obligation
   Series 2004-4 Cl 2A1
      05-25-34                                      6.00         1,944,309              1,919,519

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
MORTGAGE-BACKED (CONT.)
Master Alternative Loans Trust
   Collateralized Mtge Obligation
   Series 2004-7 Cl 8A1
      08-25-19                                      5.00%   $    3,725,121        $     3,604,688
Master Alternative Loans Trust
   Collateralized Mtge Obligation
   Series 2004-8 Cl 7A1
      09-25-19                                      5.00         1,781,232              1,724,803
Rali NIM
   Collateralized Mtge Obligation
   Series 2006-QO4 Cl N1
      04-25-46                                      6.05           477,832(d)             475,742
Residential Accredit Loans
   Collateralized Mtge Obligation
   Series 2006-QS3 Cl 1A10
      03-25-36                                      6.00         1,789,476              1,810,160
Sequoia Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-1 Cl A2
      02-25-36                                      6.11         2,393,765              2,425,362
Structured Asset Securities
   Collateralized Mtge Obligation
   Series 2003-33H Cl 1A1
      10-25-33                                      5.50         3,524,040              3,453,884
Washington Mutual Alternative Mtge Loan Trust
   Pass-Through Ctfs
   Collateralized Mtge Obligation
   Interest Only
   Series 2005-AR1 Cl X2
      12-25-35                                      7.10        13,092,738(n)             117,630
Washington Mutual
   Collateralized Mtge Obligation
   Series 2003-AR10 Cl A7
      10-25-33                                      4.06         2,400,000(k)           2,369,407
Washington Mutual
   Collateralized Mtge Obligation
   Series 2004-CB2 Cl 6A
      07-25-19                                      4.50           191,624                181,621
Washington Mutual
   Collateralized Mtge Obligation
   Series 2005-AR14 Cl 2A1
      12-25-35                                      5.30         1,390,345(k)           1,379,110
Washington Mutual
   Collateralized Mtge Obligation
   Series 2005-AR17 Cl A1C1
      12-25-45                                      5.51           500,870(k)             500,969
Wells Fargo Mtge Backed Securities Trust
   Collateralized Mtge Obligation
   Series 2005-10 Cl A1
      10-25-35                                      5.00         3,897,011              3,747,210
Wells Fargo Mtge Backed Securities Trust
   Collateralized Mtge Obligation
   Series 2005-5 Cl 2A1
      05-25-35                                      5.50         3,399,394              3,339,905
Wells Fargo Mtge Backed Securities Trust
   Collateralized Mtge Obligation
   Series 2006-AR6 Cl 5A1
      03-25-36                                      5.11         2,941,728(k)           2,907,423
                                                                                  ---------------
Total                                                                                 338,423,974
-------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
AEROSPACE & DEFENSE (--%)
DRS Technologies
      02-01-16                                      6.63%   $      280,000        $       282,100
L-3 Communications
      06-15-12                                      7.63           165,000                170,775
L-3 Communications
   Sr Sub Nts
   Series B
      10-15-15                                      6.38           235,000                232,650
                                                                                  ---------------
Total                                                                                     685,525
-------------------------------------------------------------------------------------------------

BANKING (0.7%)
Bank of America
   Sub Nts
      10-15-36                                      6.00         3,950,000              4,082,444
Citigroup
   Sub Nts
      08-25-36                                      6.13           800,000                833,038
Manufacturers & Traders Trust
   Sub Nts
      12-01-21                                      5.63         1,140,000(m)           1,130,448
Popular North America
   Sr Nts
      10-01-08                                      3.88         5,725,000              5,576,918
Wells Fargo Bank
   Sub Nts
      08-26-36                                      5.95         3,035,000              3,132,666
                                                                                  ---------------
Total                                                                                  14,755,514
-------------------------------------------------------------------------------------------------

BROKERAGE (--%)
LaBranche & Co
   Sr Nts
      05-15-12                                     11.00           250,000                269,375
-------------------------------------------------------------------------------------------------

CHEMICALS (0.1%)
NewMarket
   Sr Nts
      12-15-16                                      7.13            55,000(d)              55,000
Potash - Saskatchewan
      12-01-36                                      5.88         1,535,000(c)           1,483,051
PQ
      02-15-13                                      7.50            25,000                 24,625
                                                                                  ---------------
Total                                                                                   1,562,676
-------------------------------------------------------------------------------------------------

ELECTRIC (1.1%)
Aquila Canada Finance
      06-15-11                                      7.75           335,000(c)             353,505
Arizona Public Service
      05-15-15                                      4.65         3,000,000              2,766,645
Baltimore Gas & Electric
   Sr Unsecured
      10-01-36                                      6.35           700,000(d)             714,576
CMS Energy
   Sr Nts
      01-15-09                                      7.50           450,000                464,063
Commonwealth Edison
   1st Mtge
      04-15-15                                      4.70         1,465,000              1,364,867
Commonwealth Edison
   1st Mtge Series 104
      08-15-16                                      5.95           955,000                965,512

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

154 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Balanced Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
ELECTRIC (CONT.)
Consumers Energy
   1st Mtge
      02-15-12                                      5.00%   $      753,000        $       734,612
Consumers Energy
   1st Mtge Series H
      02-17-09                                      4.80         2,740,000              2,704,095
Duke Energy Indiana
      10-15-35                                      6.12         2,055,000              2,064,482
Edison Mission Energy
   Sr Unsecured
      06-15-13                                      7.50           190,000                198,550
Exelon
      06-15-10                                      4.45         2,985,000              2,887,407
Florida Power
   1st Mtge
      07-15-11                                      6.65           575,000                602,720
Indiana Michigan Power
   Sr Nts
      03-15-37                                      6.05         1,255,000              1,231,824
IPALCO Enterprises
   Secured
      11-14-08                                      8.38           375,000                389,063
      11-14-11                                      8.63           595,000                647,063
Midwest Generation LLC
   Series B
      01-02-16                                      8.56            45,079                 49,700
Northern States Power
   Sr Nts
      08-01-09                                      6.88         1,455,000              1,506,137
NRG Energy
      02-01-14                                      7.25           245,000                246,838
PacifiCorp
   1st Mtge
      06-15-35                                      5.25           270,000                247,146
Sierra Pacific Power
   Series M
      05-15-16                                      6.00           945,000                947,062
Xcel Energy
   Sr Nts
      07-01-08                                      3.40           710,000                689,176
                                                                                  ---------------
Total                                                                                  21,775,043
-------------------------------------------------------------------------------------------------

ENTERTAINMENT (0.1%)
United Artists Theatre Circuit
      07-01-15                                      9.30         1,346,903(o)           1,400,779
-------------------------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.2%)
Cadbury Schweppes US Finance LLC
      10-01-08                                      3.88         3,585,000(d)           3,491,360
Cott Beverages USA
      12-15-11                                      8.00           460,000                469,200
                                                                                  ---------------
Total                                                                                   3,960,560
-------------------------------------------------------------------------------------------------

GAMING (--%)
Mohegan Tribal Gaming Authority
      02-15-15                                      6.88            95,000                 95,238
Mohegan Tribal Gaming Authority
   Sr Nts
      02-15-13                                      6.13           165,000                163,763

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
GAMING (CONT.)
Mohegan Tribal Gaming Authority
   Sr Sub Nts
      04-01-12                                      8.00%   $      310,000        $       322,787
Pokagon Gaming Authority
   Sr Nts
      06-15-14                                     10.38            60,000(d)              65,700
                                                                                  ---------------
Total                                                                                     647,488
-------------------------------------------------------------------------------------------------

GAS PIPELINES (0.1%)
ANR Pipeline
      03-15-10                                      8.88           440,000                461,600
Colorado Interstate Gas
   Sr Nts
      03-15-15                                      5.95           160,000                157,866
      11-15-15                                      6.80           290,000                301,537
Regency Energy Partners LP/Finance
   Sr Unsecured
      12-15-13                                      8.38           115,000(d)             115,288
Southern Natural Gas
      03-15-10                                      8.88           290,000                304,236
Southern Star Central
   Sr Nts
      03-01-16                                      6.75           380,000                379,050
Transcontinental Gas Pipe Line
   Series B
      08-15-11                                      7.00           400,000                411,000
Transcontinental Gas Pipe Line
   Sr Unsecured
      04-15-16                                      6.40           232,000                234,320
Williams Companies
   Sr Nts
      07-15-19                                      7.63           638,000                682,659
                                                                                  ---------------
Total                                                                                   3,047,556
-------------------------------------------------------------------------------------------------

HEALTH CARE (0.1%)
Cardinal Health
      06-15-15                                      4.00         2,080,000              1,844,189
Community Health Systems
   Sr Sub Nts
      12-15-12                                      6.50            45,000                 44,325
HCA
   Secured
      11-15-14                                      9.13            40,000(d)              42,600
      11-15-16                                      9.25           160,000(d)             170,800
Omnicare
   Sr Sub Nts
      12-15-13                                      6.75           345,000                340,688
      12-15-15                                      6.88           170,000                167,875
Triad Hospitals
   Sr Nts
      05-15-12                                      7.00           225,000                228,938
Triad Hospitals
   Sr Sub Nts
      11-15-13                                      7.00           250,000                251,563
                                                                                  ---------------
Total                                                                                   3,090,978
-------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
HEALTH CARE INSURANCE (0.1%)
CIGNA
   Sr Unsecured
      11-15-36                                      6.15%   $    1,725,000        $     1,707,888
-------------------------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.3%)
Chesapeake Energy
      08-15-17                                      6.50           180,000                175,950
Denbury Resources
   Sr Sub Nts
      12-15-15                                      7.50            35,000                 35,525
EnCana
   Sr Nts
      10-15-13                                      4.75         1,340,000(c)           1,274,166
Pioneer Natural Resources
      05-01-18                                      6.88           715,000                695,488
Range Resources
      03-15-15                                      6.38           110,000                107,250
      05-15-16                                      7.50            50,000                 51,250
XTO Energy
      01-31-15                                      5.00         2,025,000              1,922,905
XTO Energy
   Sr Unsecured
      06-30-15                                      5.30         1,780,000              1,722,138
                                                                                  ---------------
Total                                                                                   5,984,672
-------------------------------------------------------------------------------------------------

LIFE INSURANCE (0.1%)
Prudential Financial
      12-14-36                                      5.70         3,065,000              2,973,891
-------------------------------------------------------------------------------------------------

MEDIA CABLE (--%)
Videotron Ltee
      01-15-14                                      6.88           340,000(c)             342,125
-------------------------------------------------------------------------------------------------

MEDIA NON CABLE (0.2%)
Clear Channel Communications
   Sr Nts
      09-15-14                                      5.50           355,000                299,464
Dex Media East LLC/Finance
      11-15-09                                      9.88            75,000                 78,563
Dex Media West LLC/Finance
   Sr Nts Series B
      08-15-10                                      8.50           145,000                150,619
Gray Television
      12-15-11                                      9.25           325,000                340,031
Idearc
   Sr Nts
      11-15-16                                      8.00           205,000(d)             208,844
Lamar Media
      01-01-13                                      7.25           107,000                109,006
News America
      12-15-35                                      6.40         1,140,000              1,132,514
Radio One
   Series B
      07-01-11                                      8.88           350,000                361,374
RH Donnelley
   Sr Disc Nts Series A-1
      01-15-13                                      6.88           170,000                162,988

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 155

RiverSource VP - Balanced Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
MEDIA NON CABLE (CONT.)
Sinclair Broadcast Group
      03-15-12                                      8.00%   $      175,000        $       180,688
Sun Media
      02-15-13                                      7.63           240,000(c)             243,300
                                                                                  ---------------
Total                                                                                   3,267,391
-------------------------------------------------------------------------------------------------

METALS (0.1%)
Reliance Steel & Aluminum
      11-15-16                                      6.20           375,000(d)             372,512
      11-15-36                                      6.85           835,000(d)             820,074
                                                                                  ---------------
Total                                                                                   1,192,586
-------------------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.1%)
Halliburton
   Sr Unsecured
      10-15-10                                      5.50           785,000                783,605
OPTI Canada
      12-15-14                                      8.25           270,000(c,d)           276,075
Pride Intl
   Sr Nts
      07-15-14                                      7.38           225,000                232,313
                                                                                  ---------------
Total                                                                                   1,291,993
-------------------------------------------------------------------------------------------------

PAPER (--%)
Cascades
   Sr Nts
      02-15-13                                      7.25            20,000(c)              19,950
Georgia-Pacific
      01-15-17                                      7.13           650,000(d)             648,375
Norampac
   Sr Nts
      06-01-13                                      6.75            40,000(c)              38,900
                                                                                  ---------------
Total                                                                                     707,225
-------------------------------------------------------------------------------------------------

RETAILERS (0.4%)
Home Depot
   Sr Unsecured
      03-01-16                                      5.40           885,000                865,571
      12-16-36                                      5.88         3,050,000              2,993,037
May Department Stores
      07-15-09                                      4.80         2,620,000              2,578,198
United Auto Group
      03-15-12                                      9.63           190,000                199,738
United Auto Group
   Sr Sub Nts
      12-15-16                                      7.75           255,000(d)             255,319
Wal-Mart Stores
      09-01-35                                      5.25           450,000                413,235
                                                                                  ---------------
Total                                                                                   7,305,098
-------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

ISSUER                                             COUPON         PRINCIPAL           VALUE(a)
                                                    RATE           AMOUNT
TECHNOLOGY (--%)
NXP Funding LLC
   Secured
      10-15-13                                      8.12%   $      260,000(c,d,m) $       263,900
-------------------------------------------------------------------------------------------------

WIRELESS (0.4%)
American Tower
   Sr Nts
      10-15-12                                      7.13            65,000                 66,788
Nextel Communications
   Series F
      03-15-14                                      5.95         9,030,000              8,793,558
                                                                                  ---------------
Total                                                                                   8,860,346
-------------------------------------------------------------------------------------------------

WIRELINES (1.0%)
Qwest
      03-15-12                                      8.88           330,000                367,538
Qwest
   Sr Unsecured
      10-01-14                                      7.50           235,000                249,100
Telecom Italia Capital
      10-01-15                                      5.25         4,730,000(c)           4,418,336
TELUS
      06-01-11                                      8.00         5,017,500(c)           5,486,821
Valor Telecommunications Enterprises LLC/Finance
      02-15-15                                      7.75            60,000                 64,575
Verizon New York
   Series A
      04-01-12                                      6.88         4,470,000              4,634,124
Verizon Pennsylvania
   Series A
      11-15-11                                      5.65         4,385,000              4,404,733
Windstream
   Sr Nts
      08-01-16                                      8.63           445,000(d)             487,275
                                                                                  ---------------
Total                                                                                  20,112,502
-------------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $724,261,066)                                                              $   719,911,445
-------------------------------------------------------------------------------------------------

SENIOR LOANS (0.3%)(s)

BORROWER                                           COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
AUTOMOTIVE (--%)
Ford Motor
   Tranche B Term Loan
      11-29-13                                      8.36%   $      375,000(l)     $       375,645
-------------------------------------------------------------------------------------------------

HEALTH CARE (0.1%)
HCA
   Tranche B Term Loan
      11-14-13                                      7.86         2,160,000              2,182,961
-------------------------------------------------------------------------------------------------

MEDIA NON CABLE (0.1%)
VNU
   Tranche B Term Loan
      08-09-13                                      8.13         1,040,000(c,l)         1,047,155
-------------------------------------------------------------------------------------------------

PAPER (0.1%)
Georgia Pacific
   2nd Lien Tranche C Term Loan
      12-23-13                                      8.35         1,260,000(l)           1,261,890
-------------------------------------------------------------------------------------------------

RETAILERS (--%)
Michaels Stores
   Tranche B Term Loan
      10-31-13                                      8.38           600,000                603,348
-------------------------------------------------------------------------------------------------

TECHNOLOGY (--%)
West Corp
   Tranche B Term Loan
      10-24-13                                      8.10           710,000(l)             710,334
-------------------------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $6,165,596)                                                                $     6,181,333
-------------------------------------------------------------------------------------------------

MONEY MARKET FUND (5.6%)(h)

                                                                SHARES                VALUE(a)
RiverSource Short-Term
   Cash Fund                                                $  115,755,906(t)     $   115,755,906
-------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $115,755,906)                                                              $   115,755,906
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,874,930,945)(u)                                                         $ 2,151,295,299
=================================================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

156 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Balanced Fund

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2006, the value of foreign securities represented 4.4% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2006, the value of these securities amounted to $35,874,084 or 1.7% of net assets.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Dec. 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(h) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 2.2% of net assets. See
      Note 6 to the financial statements. 3.4% of net assets is the Fund's cash equivalent position.

(i) The following abbreviations are used in the portfolio security description to identify the insurer of the issue:

      AMBAC -- Ambac Assurance Corporation
      MBIA -- MBIA Insurance Corporation

(j) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(k) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2006.

(l) At Dec. 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $52,874,980.

(m) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2006.

(n) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2006.

(o) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Dec. 31, 2006, is as follows:

      SECURITY                                            ACQUISITION                           COST
                                                             DATES
      ------------------------------------------------------------------------------------------------
      KKR Private Equity Investors LP Unit                 05-01-06                  $     2,149,737

      United Artists Theatre Circuit
         9.30% 2015                                  12-08-95 thru 08-12-96                1,323,459

(p) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

      TYPE OF SECURITY                                                               NOTIONAL AMOUNT
      ------------------------------------------------------------------------------------------------
      PURCHASE CONTRACTS
      U.S. Long Bond, March 2007, 20-year                                            $    16,900,000
      U.S. Treasury Note, March 2007, 10-year                                             18,600,000

      SALE CONTRACTS
      U.S. Treasury Note, March 2007, 2-year                                              37,200,000
      U.S. Treasury Note, March 2007, 5-year                                               2,200,000

(q) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitment at Dec. 31, 2006:

      SECURITY                                PRINCIPAL    SETTLEMENT    PROCEEDS        VALUE
                                               AMOUNT         DATE      RECEIVABLE
      ------------------------------------------------------------------------------------------------
      Federal Natl Mtge Assn
         01-01-22 5.00%                      $ 3,000,000    01-17-07    $2,968,125        $2,948,436

(r) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 157

RiverSource VP - Balanced Fund

(s) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(t)   Affiliated Money Market Fund -- See Note 10 to the financial statements.

(u) At Dec. 31, 2006, the cost of securities for federal income tax purposes was $1,883,613,742 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $ 286,835,226
      Unrealized depreciation                                       (19,153,669)
      -------------------------------------------------------------------------
      Net unrealized appreciation                                 $ 267,681,557
      -------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

158 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Cash Management Fund

DEC. 31, 2006

(Percentages represent value of investments compared to net assets)

CERTIFICATES OF DEPOSIT (8.3%)

ISSUER                                           EFFECTIVE      AMOUNT                VALUE(a)
                                                   YIELD      PAYABLE AT
                                                               MATURITY
Bank of New York
      02-14-07                                      4.80%   $    5,000,000        $     5,000,000
BNP Paribas
      03-16-07                                      5.30        10,000,000             10,000,000
Canadian Imperial Bank of Commerce NY
      01-29-07                                      4.62         5,000,000              5,000,000
Credit Suisse First Boston NY
      03-29-07                                      5.01         3,000,000              3,000,000
      06-26-07                                      5.55        10,000,000             10,000,000
DEPFA Bank
      01-26-07                                      5.11         5,000,000              5,000,000
Deutsche Bank
      01-16-07                                      4.59         5,000,000              5,000,000
Deutsche Bank NY
      12-12-07                                      5.39        13,000,000             13,000,000
      12-13-07                                      5.40         7,000,000              7,000,000
Natexis Banques Populair NY
      01-23-07                                      4.62         5,000,000              5,000,000
      05-03-07                                      5.14         5,000,000              5,000,000
Natixis
      12-14-07                                      5.40        10,000,000             10,000,000
Wells Fargo Bank
      05-03-07                                      5.09         5,000,000              5,000,000
-------------------------------------------------------------------------------------------------

TOTAL CERTIFICATES OF DEPOSIT
(Cost: $88,000,000)                                                                   $88,000,000
-------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (88.8%)

ISSUER                                           EFFECTIVE      AMOUNT                VALUE(a)
                                                   YIELD      PAYABLE AT
                                                               MATURITY
ASSET-BACKED (62.3%)
Amsterdam Funding
      01-05-07                                      4.50%   $    7,100,000(c)     $     7,093,799
      05-02-07                                      5.25         8,000,000(c)           7,857,867
BA Credit Card Trust
      01-03-07                                      4.22        12,000,000(c)          11,992,973
      01-04-07                                      4.39         9,000,000(c)           8,993,425
      02-05-07                                      5.16         8,500,000(c)           8,453,961
      02-15-07                                      5.19         8,000,000(c)           7,945,010
      03-05-07                                      5.23         4,000,000(c)           3,962,011
Beta Finance
      02-20-07                                      5.19         2,000,000              1,984,833
Bryant Park Funding LLC
      01-08-07                                      4.72         2,000,000(c)           1,997,380
      01-11-07                                      4.86        15,000,000(c)          14,973,700
      01-22-07                                      5.12         2,099,000(c)           2,091,866
      02-05-07                                      5.15         3,000,000(c)           2,983,782
      03-27-07                                      5.23         7,000,000(c)           6,911,695
CAFCO LLC
      02-13-07                                      5.21        12,250,000(c)          12,168,997
CC USA
      03-08-07                                      5.21         4,500,000              4,455,545

COMMERCIAL PAPER (CONTINUED)

ISSUER                                           EFFECTIVE      AMOUNT                VALUE(a)
                                                   YIELD      PAYABLE AT
                                                               MATURITY
ASSET-BACKED (CONT.)
Chesham Finance LLC
      02-09-07                                      5.16%   $    7,000,000        $     6,958,146
      02-23-07                                      5.25         8,000,000              7,935,222
      02-27-07                                      5.22        10,000,000              9,913,794
      02-28-07                                      5.23         5,000,000              4,956,083
      03-05-07                                      5.22         4,100,000              4,061,135
      03-07-07                                      5.24         4,000,000              3,960,805
      04-12-07                                      5.25         4,000,000              3,940,260
Cheyne Finance LLC
      01-11-07                                      4.87         1,000,000                998,243
      02-06-07                                      5.16         7,000,000              6,961,061
      03-08-07                                      5.22         1,000,000                990,093
      03-12-07                                      5.22         5,000,000              4,947,600
      03-16-07                                      5.23         4,000,000              3,955,751
      04-13-07                                      5.27        15,500,000             15,265,364
      04-20-07                                      5.34         7,000,000(b)           6,999,676
Citibank Credit Card Issue Trust (Dakota Nts)
      01-09-07                                      4.77        10,000,000(c)           9,985,444
      01-17-07                                      4.99         6,000,000(c)           5,984,250
      02-08-07                                      5.16        17,000,000(c)          16,900,644
Citigroup Funding
      03-21-07                                      5.26        10,000,000              9,881,650
CRC Funding LLC
      01-02-07                                      4.00        10,000,000(c)           9,995,558
Cullinan Finance
      01-10-07                                      4.82         2,571,000              2,566,876
      01-12-07                                      4.89         9,000,000              8,982,905
      02-16-07                                      5.18        25,500,000             25,321,399
      03-15-07                                      5.31         3,000,000(b)           2,999,873
Deer Valley Funding LLC
      02-07-07                                      5.18         5,000,000              4,971,400
      02-09-07                                      5.20        10,000,000              9,939,753
      02-27-07                                      5.24         3,371,000              3,341,830
      02-28-07                                      5.25        24,000,000             23,788,566
Ebury Finance LLC
      01-16-07                                      5.14         7,000,000              6,982,051
      02-02-07                                      5.15        10,000,000              9,950,133
      03-06-07                                      5.24         1,100,000              1,089,382
      03-20-07                                      5.25         8,800,000              8,697,236
      03-21-07                                      5.26         7,000,000              6,917,155
Fairway Finance
      02-12-07                                      5.31     10,000,000(b)              9,999,817
Five Finance
      01-05-07                                      4.50        10,000,000              9,991,258
      01-16-07                                      4.99         1,000,000                997,511
      01-22-07                                      5.04         8,000,000              7,973,218
      01-24-07                                      5.05         6,300,000              6,277,119
      02-02-07                                      5.13         3,300,000              3,283,638
      03-01-07                                      5.20         9,050,000              8,969,646
Galaxy Funding
      02-01-07                                      5.13        10,000,000(c)           9,951,783
      02-13-07                                      5.17        12,000,000(c)          11,921,250

COMMERCIAL PAPER (CONTINUED)

ISSUER                                           EFFECTIVE      AMOUNT                VALUE(a)
                                                   YIELD      PAYABLE AT
                                                               MATURITY
ASSET-BACKED (CONT.)
Gemini Securitization
      01-08-07                                      4.74%   $    3,337,000(c)     $     3,332,612
      01-11-07                                      4.85         7,000,000(c)           6,987,750
      01-16-07                                      4.97         8,000,000(c)           7,980,167
Grampian Funding LLC
      01-18-07                                      5.00        10,000,000(c)           9,972,292
      02-02-07                                      5.13         7,000,000(c)           6,965,292
K2 (USA) LLC
      01-10-07                                      4.81         6,400,000              6,389,753
Nelnet Student Asset Funding LLC
      01-04-07                                      4.41         3,986,000              3,983,071
      01-05-07                                      4.50         3,000,000              2,997,375
      01-08-07                                      4.77        10,000,000              9,986,775
      01-09-07                                      4.81        10,000,000              9,985,333
      01-18-07                                      5.03         5,000,000              4,986,067
      02-07-07                                      5.17         5,000,000              4,971,454
Nieuw Amsterdam
      01-30-07                                      5.20         4,641,000(c)           4,619,659
Park Avenue Receivables
      01-23-07                                      5.13         5,000,000              4,982,267
Park Granada LLC
      01-05-07                                      4.66         4,000,000(c)           3,996,380
      01-12-07                                      4.93         6,000,000(c)           5,988,517
      01-29-07                                      5.22         5,000,000(c)           4,977,625
Park Sienna LLC
      01-02-07                                      4.04         7,500,000(c)           7,496,638
      05-18-07                                      5.30         8,000,000(c)           7,838,451
      06-15-07                                      5.32         5,000,000(c)           4,878,925
Ranger Funding LLC
      01-22-07                                      5.13         5,000,000(c)           4,982,974
Scaldis Capital LLC
      01-25-07                                      5.12        10,000,000(c)           9,961,722
      01-30-07                                      5.11         8,779,000(c)           8,739,312
      03-19-07                                      5.25         7,489,000(c)           7,402,556
Sedna Finance
      01-08-07                                      4.72         7,000,000              6,990,830
      01-10-07                                      4.82         2,000,000              1,996,792
      05-08-07                                      5.21         3,000,000              3,000,000
      09-20-07                                      5.33        22,000,000(b)          21,999,204
Solitaire Funding LLC
      01-10-07                                      4.81        10,000,000(c)           9,983,989
      01-12-07                                      4.88        10,000,000(c)           9,981,042
      01-18-07                                      5.01        12,000,000(c)          11,966,687
      02-22-07                                      5.20         2,000,000(c)           1,984,250
      04-19-07                                      5.26         3,000,000(c)           2,952,150
Thames Asset Global Securitization
      01-05-07                                      4.50         5,000,000(c)           4,995,629
Thunder Bay Funding LLC
      01-22-07                                      5.13         3,874,000(c)           3,860,808
                                                                                  ---------------
Total                                                                                 657,485,770
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 159

RiverSource VP - Cash Management Fund

ISSUER                                           EFFECTIVE      AMOUNT                VALUE(a)
                                                   YIELD      PAYABLE AT
                                                               MATURITY
BANKING (13.3%)
Bank of America
      01-19-07                                      5.01%   $   12,000,000        $    11,965,033
      01-31-07                                      5.10         7,000,000              6,967,396
      02-15-07                                      5.18        15,000,000             14,897,188
      03-09-07                                      5.21         7,000,000              6,929,831
Danske Bank
      04-10-07                                      5.26         5,156,000(c)           5,080,346
DEPFA Bank
      12-14-07                                      5.40        10,000,000(b)          10,000,000
Irish Life & Permanent
      04-04-07                                      5.46         5,000,000(c)           4,928,288
      01-18-08                                      5.39         5,000,000(b)           4,999,690
Natexis Banques Populaires
      01-15-08                                      5.36         3,000,000(b)           3,000,000
      02-08-08                                      5.37         5,000,000(b)           5,000,000
Northern Rock
      11-02-07                                      5.39         5,000,000(b)           5,000,000
      01-09-08                                      5.44        10,700,000(b)          10,700,000
Skandinaviska Enskilda Banken
      01-09-08                                      5.34         5,000,000(b)           5,000,000
      01-18-08                                      5.35        10,000,000(b)          10,000,000
UBS Stamford
      11-28-07                                      5.38         8,000,000              8,000,000

COMMERCIAL PAPER (CONTINUED)

ISSUER                                           EFFECTIVE      AMOUNT                VALUE(a)
                                                   YIELD      PAYABLE AT
                                                               MATURITY
BANKING (CONT.)
Wells Fargo Bank
      01-03-08                                      5.34%   $    5,000,000(b)     $     5,000,000
Westpac Banking
      05-01-07                                      5.25        12,000,000(c)          11,788,533
      01-11-08                                      5.39        10,700,000(b)          10,700,000
                                                                                  ---------------
Total                                                                                 139,956,305
-------------------------------------------------------------------------------------------------

BROKERAGE (7.1%)
Bear Stearns Companies
      01-12-07                                      5.33         7,000,000(b)           7,000,000
      02-21-07                                      5.19        15,000,000             14,884,063
      01-15-08                                      5.39         5,000,000(b)           5,000,000
      01-28-08                                      5.41         5,000,000(b)           5,000,000
Goldman Sachs Group
      01-15-08                                      5.40         5,000,000(b)           5,000,000
Lehman Brothers Holdings
      06-26-07                                      5.34         5,000,000(b,c)         5,000,000
      01-22-08                                      5.50         8,000,000(b)           8,000,000
Merrill Lynch & Co
      07-27-07                                      5.32        15,000,000(b)          15,000,000
      01-15-08                                      5.36         5,000,000(b)           5,000,000
Morgan Stanley
      06-04-07                                      5.28         5,400,000              5,278,554
                                                                                  ---------------
Total                                                                                  75,162,617
-------------------------------------------------------------------------------------------------

NON CAPTIVE CONSUMER (1.7%)
SLM
      01-15-08                                      5.35         7,500,000(b)           7,500,000
      01-18-08                                      5.36        10,000,000(b)          10,000,000
                                                                                  ---------------
Total                                                                                  17,500,000
-------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (CONTINUED)

ISSUER                                           EFFECTIVE      AMOUNT                VALUE(a)
                                                   YIELD      PAYABLE AT
                                                               MATURITY
NON CAPTIVE DIVERSIFIED (3.5%)
General Electric Capital
      06-11-07                                      5.26%   $    3,900,000        $     3,808,706
      01-24-08                                      5.31        10,000,000(b)          10,000,000
General Electric Capital Services
      02-06-07                                      5.13        13,000,000             12,928,096
      04-05-07                                      5.23        10,000,000              9,861,067
                                                                                  ---------------
Total                                                                                  36,597,869
-------------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.5%)
HSBC Finance
      01-24-08                                      5.38         5,000,000(b)           5,000,000
-------------------------------------------------------------------------------------------------

PHARMACEUTICALS (0.5%)
Eli Lilly
      12-31-07                                      5.34         5,000,000(b)           5,000,000
-------------------------------------------------------------------------------------------------

TOTAL COMMERCIAL PAPER
(Cost: $936,702,561)                                                              $   936,702,561
-------------------------------------------------------------------------------------------------

BONDS (3.0%)

ISSUER                                            COUPON        PRINCIPAL             VALUE(a)
                                                   RATE          AMOUNT
U.S. GOVERNMENT OBLIGATIONS & AGENCIES
U.S. Treasury Inflation-Indexed Bond
      01-15-07                                      3.38%   $   31,859,500(d)     $    31,858,885
-------------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $31,858,885)                                                               $    31,858,885
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,056,561,446)(e)                                                         $ 1,056,561,446
=================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2006. The maturity date disclosed represents the final maturity. For purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date.

(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors.
      These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2006, the value of these securities amounted to $340,807,989 or 32.3% of net assets.

(d) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(e) Also represents the cost of securities for federal income tax purposes at Dec. 31, 2006.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

160 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Core Bond Fund

DEC. 31, 2006

(Percentages represent value of investments compared to net assets)

BONDS (106.6%)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
SOVEREIGN (0.1%)
United Mexican States
      09-27-34                                      6.75%   $       85,000(c)     $        91,800
-------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (31.1%)
Federal Farm Credit Bank
      10-10-08                                      4.25           225,000                222,076
Federal Home Loan Bank
      01-18-08                                      4.63           580,000                576,787
      02-13-08                                      5.25           375,000                375,197
Federal Home Loan Mtge Corp
      08-17-07                                      4.00           780,000                774,024
      06-15-08                                      3.88           910,000                894,503
      10-15-08                                      5.13            85,000                 85,109
      03-15-09                                      5.75           120,000                121,848
      07-12-10                                      4.13           197,000                191,977
Federal Natl Mtge Assn
      05-15-07                                      3.88         1,250,000              1,243,663
      09-15-07                                      4.25           675,000                670,316
      01-15-08                                      4.63         1,200,000              1,192,505
      06-15-08                                      5.25         1,555,000              1,558,078
      10-15-08                                      4.50           585,000                579,781
U.S. Treasury
      09-30-07                                      4.00         1,215,000              1,205,603
      11-30-07                                      4.25           810,000                804,431
      10-31-08                                      4.88           640,000                640,300
      10-31-11                                      4.63         1,060,000              1,056,149
      11-30-11                                      4.50         1,865,000              1,848,389
      08-15-16                                      4.88         1,180,000(j)           1,194,105
      11-15-16                                      4.63         1,425,000              1,415,649
      11-15-18                                      9.00           140,000                192,511
      08-15-23                                      6.25         1,347,000(j)           1,550,418
      02-15-26                                      6.00           748,000                848,337
U.S. Treasury Inflation-Indexed Bond
      01-15-07                                      3.38         1,274,380(k)           1,270,766
                                                                                  ---------------
Total                                                                                  20,512,522
-------------------------------------------------------------------------------------------------

ASSET-BACKED (2.6%)
Capital Auto Receivables Asset Trust
   Series 2004-1 Cl CTFS
      09-15-10                                      2.84            50,000                 49,226
Capital Auto Receivables Asset Trust
   Series 2006-SN1A Cl A4B
      03-20-10                                      5.43           200,000(d,i)           200,000
Countrywide Asset-backed Ctfs
   Series 2005-10 Cl AF6
      02-25-36                                      4.92            30,000                 29,227
Countrywide Asset-backed Ctfs
   Series 2006-4 Cl 1A1M
      07-25-36                                      5.61            68,055(i)              68,134
Drive Auto Receivables Trust
   Series 2006-2 Cl A2 (MBIA)
      07-15-11                                      5.30           150,000(d,e)           150,117

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
ASSET-BACKED (CONT.)
Dunkin Securitization
   Series 2006-1 Cl A2 (AMBAC)
      06-20-31                                      5.78%   $      225,000(d,e)   $       227,798
Ford Credit Floorplan Master Owner Trust
   Series 2006-3 Cl A
      06-15-11                                      5.53           500,000(i)             500,430
Franklin Auto Trust
   Series 2004-1 Cl A3 (MBIA)
      03-15-12                                      4.15            25,000(e)              24,726
Natl Collegiate Student Loan Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2006-2 Cl AIO
      08-25-11                                      5.89           200,000(g)              47,742
Natl Collegiate Student Loan Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2006-3 Cl AIO
      01-25-12                                      0.00           300,000(g)              88,176
Popular ABS Mtge Pass-Through Trust
   Series 2005-A Cl AF2
      06-25-35                                      4.49            55,000                 54,341
Renaissance Home Equity Loan Trust
   Series 2005-4 Cl A3
      02-25-36                                      5.57            90,000                 89,661
Residential Asset Securities
   Series 2006-KS1 Cl A2
      02-25-36                                      5.49           190,000(i)             190,059
WFS Financial Owner Trust
   Series 2004-1 Cl D
      08-22-11                                      3.17            23,744                 23,539
                                                                                  ---------------
Total                                                                                   1,743,176
-------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (12.8%)(f)
Banc of America Commercial Mtge
   Series 2005-1 Cl A4
      11-10-42                                      4.89            75,000                 74,471
Banc of America Commercial Mtge
   Series 2005-4 Cl ASB
      07-10-45                                      4.87           100,000                 97,868
Banc of America Commercial Mtge
   Series 2006-2 Cl AAB
      05-10-45                                      5.72           125,000                128,159
Banc of America Commercial Mtge
   Series 2006-4 Cl AAB
      07-10-46                                      5.60           125,000                126,950
Banc of America Large Loan
   Series 2006-LAQ Cl E
      02-09-21                                      5.73            75,000(d,i)            75,179
Banc of America Large Loan
   Series 2006-LAQ Cl F
      02-09-21                                      5.79            75,000(d,i)            75,179

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
Banc of America Large Loan
   Series 2006-LAQ Cl G
      02-09-21                                      5.88%   $       50,000(d,i)   $        50,105
Bear Stearns Commercial Mtge Securities
   Series 2004-PWR5 Cl A3
      07-11-42                                      4.57           100,000                 97,269
Bear Stearns Commercial Mtge Securities
   Series 2005-PW10 Cl A4
      12-11-40                                      5.41            75,000                 75,277
Bear Stearns Commercial Mtge Securities
   Series 2005-T20 Cl E
      10-12-42                                      5.16           100,000                 97,188
Bear Stearns Commercial Mtge Securities
   Series 2006-PW14 Cl A4
      12-11-38                                      5.20           125,000                123,463
CDC Commercial Mtge Trust
   Series 2002-FX1 Cl A1
      05-15-19                                      5.25           143,993                143,970
CDC Commercial Mtge Trust
   Series 2002-FX1 Cl A2
      11-15-30                                      5.68           225,000                229,012
Citigroup Commercial Mtge Trust
   Series 2005-EMG Cl A1
      09-20-51                                      4.15            77,913(d)              76,503
Citigroup/Deutsche Bank Commercial Mtge Trust
   Series 2005-CD1 Cl ASB
      07-15-44                                      5.23            50,000                 49,994
Commercial Mtge Acceptance
   Series 1999-C1 Cl A2
      06-15-31                                      7.03           205,537                211,905
Commercial Mtge Pass-Through Ctfs
   Series 2006-CN2A Cl BFL
      02-05-19                                      5.66            50,000(d,i)            50,265
Credit Suisse Mtge Capital Ctfs
   Series 2006-C2 Cl A3
      03-15-39                                      5.66           100,000                102,657
Credit Suisse Mtge Capital Ctfs
   Series 2006-C4 Cl A3
      09-15-39                                      5.47           200,000                201,237
CS First Boston Mtge Securities
   Series 2001-CP4 Cl A4
      12-15-35                                      6.18           175,000                180,794
CS First Boston Mtge Securities
   Series 2003-CPN1 Cl A2
      03-15-35                                      4.60            75,000                 72,309
Federal Natl Mtge Assn #386768
      01-01-11                                      4.23            95,726                 92,549
Federal Natl Mtge Assn #555806
      10-01-13                                      5.09           171,241                170,348
Federal Natl Mtge Assn #735029
      09-01-13                                      5.28           145,208                145,193
Federal Natl Mtge Assn #745629
      01-01-18                                      5.08            73,600                 72,914

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 161

RiverSource VP - Core Bond Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn
   Series 2002-M2 Cl C
      08-25-12                                      4.72%   $       93,604        $        91,654
GE Capital Commercial Mtge
   Series 2004-C2 Cl A2
      03-10-40                                      4.12            50,000                 48,389
GE Capital Commercial Mtge
   Series 2005-C1 Cl A5
      06-10-48                                      4.77           100,000                 96,463
General Electric Capital Assurance
   Series 2003-1 Cl A3
      05-12-35                                      4.77           175,000(d)             172,127
Greenwich Capital Commercial Funding
   Series 2004-GG1 Cl A5
      06-10-36                                      4.88            50,000                 49,351
Greenwich Capital Commercial Funding
   Series 2006-GG7 Cl AAB
      07-10-38                                      5.91           125,000                129,772
GS Mtge Securities II
   Series 2004-GG2 Cl A4
      08-10-38                                      4.96            75,000                 74,205
GS Mtge Securities II
   Series 2006-GG6 Cl A4
      04-10-38                                      5.55           125,000                126,923
JPMorgan Chase Commercial Mtge Securities
   Series 2002-CIB5 Cl A1
      10-12-37                                      4.37            99,558                 97,655
JPMorgan Chase Commercial Mtge Securities
   Series 2003-CB6 Cl A2
      07-12-37                                      5.26           150,000                149,835
JPMorgan Chase Commercial Mtge Securities
   Series 2003-LN1 Cl A1
      10-15-37                                      4.13            93,582                 90,472
JPMorgan Chase Commercial Mtge Securities
   Series 2003-ML1A Cl A1
      03-12-39                                      3.97            43,126                 41,815
JPMorgan Chase Commercial Mtge Securities
   Series 2003-ML1A Cl A2
      03-12-39                                      4.77           150,000                145,848
JPMorgan Chase Commercial Mtge Securities
   Series 2004-C2 Cl A2
      05-15-41                                      5.09           100,000                 99,560
JPMorgan Chase Commercial Mtge Securities
   Series 2004-CBX Cl A3
      01-12-37                                      4.18            50,000                 48,600
JPMorgan Chase Commercial Mtge Securities
   Series 2005-LDP2 Cl A1
      07-15-42                                      4.33           195,329                192,071
JPMorgan Chase Commercial Mtge Securities
   Series 2006-CB16 Cl A4
      05-12-45                                      5.55           325,000                329,667
JPMorgan Chase Commercial Mtge Securities
   Series 2006-LDP6 Cl A4
      04-15-43                                      5.48           100,000                100,882
JPMorgan Chase Commercial Mtge Securities
   Series 2006-LDP6 Cl ASB
      04-15-43                                      5.49           125,000                126,115

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
JPMorgan Chase Commercial Mtge Securities
   Series 2006-LDP8 Cl A4
      05-15-45                                      5.40%   $      125,000        $       125,364
LB-UBS Commercial Mtge Trust
   Series 2002-C4 Cl A4
      09-15-26                                      4.56            60,000                 58,773
LB-UBS Commercial Mtge Trust
   Series 2004-C2 Cl A3
      03-15-29                                      3.97            50,000                 47,209
LB-UBS Commercial Mtge Trust
   Series 2004-C8 Cl A2
      12-15-29                                      4.20            75,000                 73,008
LB-UBS Commercial Mtge Trust
   Series 2005-C5 Cl AAB
      09-15-30                                      4.93           175,000                171,679
LB-UBS Commercial Mtge Trust
   Series 2006-C3 Cl AAB
      03-15-39                                      5.64           120,000                121,997
LB-UBS Commercial Mtge Trust
   Series 2006-C4 Cl AAB
      06-15-32                                      5.87           200,000                207,329
LB-UBS Commercial Mtge Trust
   Series 2006-C7 Cl A3
      11-15-38                                      5.35           100,000                 99,997
Morgan Stanley Capital I
   Series 2003-IQ4 Cl A1
      05-15-40                                      3.27            60,678                 58,218
Morgan Stanley Capital I
   Series 2003-T11 Cl A2
      06-13-41                                      4.34            75,000                 73,312
Morgan Stanley Capital I
   Series 2004-HQ4 Cl A5
      04-14-40                                      4.59            75,000                 72,724
Morgan Stanley Capital I
   Series 2005-T19 Cl AAB
      06-12-47                                      4.85           175,000                171,345
Morgan Stanley Capital I
   Series 2006-T23 Cl AAB
      08-12-41                                      5.80            75,000                 77,422
Morgan Stanley Capital I
   Series 2006-XLF Cl A2
      07-15-19                                      5.48           150,000(d,i)           150,077
Morgan Stanley Dean Witter Capital I
   Series 2002-TOP7 Cl A2
      01-15-39                                      5.98           225,000                232,163
Nomura Asset Securities
   Series 1998-D6 Cl A3
      03-15-30                                      6.99           150,000                165,334
Prudential Commercial Mtge Trust
   Series 2003-PWR1 Cl A1
      02-11-36                                      3.67           260,401                250,001
SBA CMBS Trust
   Series 2006-1A Cl B
      11-15-36                                      5.45           100,000(d)             100,512
Wachovia Bank Commercial Mtge Trust
   Series 2003-C4 Cl A2
      04-15-35                                      4.57           225,000                219,090

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
Wachovia Bank Commercial Mtge Trust
   Series 2003-C7 Cl A2
      10-15-35                                      5.08%   $      325,000(d)     $       320,598
Wachovia Bank Commercial Mtge Trust
   Series 2005-C18 Cl A4
      04-15-42                                      4.94           100,000                 97,326
Wachovia Bank Commercial Mtge Trust
   Series 2005-C20 Cl A5
      07-15-42                                      5.09           100,000                 99,192
Wachovia Bank Commercial Mtge Trust
   Series 2006-C24 Cl APB
      03-15-45                                      5.58           100,000                101,379
Wachovia Bank Commercial Mtge Trust
   Series 2006-C27 Cl A3
      07-15-45                                      5.77            75,000                 77,113
Wachovia Bank Commercial Mtge Trust
   Series 2006-C27 Cl APB
      07-15-45                                      5.73           100,000                102,276
Wachovia Bank Commercial Mtge Trust
   Series 2006-C29 Cl A4
      11-15-48                                      5.31           150,000                149,174
                                                                                  ---------------
Total                                                                                   8,454,774
-------------------------------------------------------------------------------------------------

MORTGAGE-BACKED (48.3%)(f)
Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2005-12 Cl 2A1
      03-25-36                                      5.71           159,116(h)             159,611
Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2006-1 Cl 2A1
      03-25-36                                      5.97           189,183(h)             189,217
Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2006-2 Cl CB1
      05-25-36                                      6.23               512(h)                 517
American Home Mtge Assets
   Collateralized Mtge Obligation
   Series 2006-2 Cl 2A2
      09-25-46                                      5.55           372,607(h)             371,715
American Home Mtge Assets
   Collateralized Mtge Obligation
   Series 2006-3 Cl 3A2
      10-25-46                                      5.61           271,046(h)             271,810
Banc of America Funding
   Collateralized Mtge Obligation
   Series 2006-A Cl 3A2
      02-20-36                                      5.92           124,932(h)             125,148
Bank of America Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2003-11 Cl 4A1
      01-25-19                                      4.75            65,557                 63,385
Bank of America Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-9 Cl 1CB1
      01-25-37                                      6.00           500,000(b)             501,953

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

162 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Core Bond Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
MORTGAGE-BACKED (CONT.)
Bear Stearns Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2005-8 Cl A4
      08-25-35                                      5.09%   $      150,000(d,h)   $       145,912
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2003-11T1 Cl A1
      07-25-18                                      4.75            36,595                 35,382
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-54CB Cl 2A3
      11-25-35                                      5.50           114,054                114,096
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-54CB Cl 3A7
      11-25-35                                      5.50           118,017                118,060
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-64CB Cl 1A1
      12-25-35                                      5.50           230,770                231,363
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-6CB Cl 1A1
      04-25-35                                      7.50            87,366                 90,545
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-85CB Cl 2A2
      02-25-36                                      5.50            82,392                 82,357
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-22R Cl 1A2
      05-25-36                                      6.00           190,000                191,840
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-2CB Cl A11
      03-25-36                                      6.00           218,803                218,789
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-31CB Cl A16
      11-25-36                                      6.00           350,000                353,546
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-43CB Cl 1A4
      02-25-37                                      6.00           350,000                351,955
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-OA8 Cl 1A2
      07-25-46                                      5.58           386,190(i)             387,155
Countrywide Home Loans
   Collateralized Mtge Obligation
   Series 2005-HYB1 Cl 6A1
      03-25-35                                      5.16           288,697(h)             285,392
Countrywide Home Loans
   Collateralized Mtge Obligation
   Series 2005-R2 Cl 2A1
      06-25-35                                      7.00           119,070(d)             123,184

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
MORTGAGE-BACKED (CONT.)
Countrywide Home Loans
   Collateralized Mtge Obligation
   Series 2006-HYB1 Cl 1A1
      03-20-36                                      5.39%   $      125,192(h)     $       124,461
Countrywide Home Loans
   Collateralized Mtge Obligation
   Series 2006-OA5 Cl 2A2
      04-25-46                                      5.65           250,057(h)             250,177
CS First Boston Mtge Securities
   Collateralized Mtge Obligation
   Series 2005-12 Cl 3A1
      01-25-36                                      7.00           180,269                184,073
Downey Savings & Loan Assn Mtge Loan Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2005-AR5 Cl X1
      08-19-45                                      6.38         1,066,017(g)              12,659
Federal Home Loan Mtge Corp
      01-01-37                                      5.50         1,000,000(b)             988,750
      01-01-37                                      6.00           600,000(b)             604,314
Federal Home Loan Mtge Corp #1G2496
      09-01-36                                      6.21           193,082(h)             194,760
Federal Home Loan Mtge Corp #1J1445
      01-01-37                                      5.92           400,000(h)             401,750
Federal Home Loan Mtge Corp #B11452
      12-01-18                                      6.00           148,109                150,114
Federal Home Loan Mtge Corp #B11835
      01-01-19                                      5.50           119,155                119,306
Federal Home Loan Mtge Corp #B12280
      02-01-19                                      5.50           142,624                142,805
Federal Home Loan Mtge Corp #C46101
      08-01-29                                      6.50           286,235                293,664
Federal Home Loan Mtge Corp #C90613
      01-01-23                                      5.00            53,249                 51,851
Federal Home Loan Mtge Corp #C90683
      06-01-23                                      5.00           105,035                102,278
Federal Home Loan Mtge Corp #C90767
      12-01-23                                      6.00            48,621                 49,262
Federal Home Loan Mtge Corp #D96348
      10-01-23                                      5.50           151,085                150,449
Federal Home Loan Mtge Corp #G01410
      04-01-32                                      7.00            84,331                 86,695
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Interest Only
   Series 2795 Cl IY
      07-15-17                                     15.06           216,128(g)              21,215
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Series 2641 Cl KC
      01-15-18                                      6.50            54,667                 56,106
Federal Natl Mtge Assn
      01-01-22                                      5.00           550,000(b)             540,547
      01-01-22                                      5.50         1,215,000(b)           1,214,622
      01-01-37                                      5.00           650,000(b)             627,453
      01-01-37                                      5.50         2,375,000(b)           2,346,798
      01-01-37                                      6.00         1,775,000(b)           1,786,645

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #252440
      05-01-29                                      7.00%         $147,041               $151,592
Federal Natl Mtge Assn #254560
      11-01-32                                      5.00            22,048                 21,335
Federal Natl Mtge Assn #255364
      09-01-34                                      6.00           547,896                552,003
Federal Natl Mtge Assn #255788
      06-01-15                                      5.50           334,033                335,026
Federal Natl Mtge Assn #323715
      05-01-29                                      6.00            76,290                 77,159
Federal Natl Mtge Assn #545869
      07-01-32                                      6.50            46,083                 47,222
Federal Natl Mtge Assn #545874
      08-01-32                                      6.50           129,273                132,524
Federal Natl Mtge Assn #555340
      04-01-33                                      5.50           147,956                146,680
Federal Natl Mtge Assn #555528
      04-01-33                                      6.00           450,702                454,815
Federal Natl Mtge Assn #615135
      11-01-16                                      6.00           176,803                179,435
Federal Natl Mtge Assn #645569
      06-01-32                                      7.00           406,766                418,435
Federal Natl Mtge Assn #650009
      09-01-31                                      7.50            16,664                 17,396
Federal Natl Mtge Assn #667604
      10-01-32                                      5.50           184,513                182,670
Federal Natl Mtge Assn #677089
      01-01-33                                      5.50           170,670                168,966
Federal Natl Mtge Assn #677695
      02-01-33                                      6.50           312,066                318,901
Federal Natl Mtge Assn #683116
      02-01-33                                      6.00           298,516                301,240
Federal Natl Mtge Assn #704610
      06-01-33                                      5.50           176,749                174,947
Federal Natl Mtge Assn #720378
      06-01-18                                      4.50            60,921                 58,913
Federal Natl Mtge Assn #724867
      06-01-18                                      5.00           111,260                109,735
Federal Natl Mtge Assn #725232
      03-01-34                                      5.00           405,664                392,411
Federal Natl Mtge Assn #725284
      11-01-18                                      7.00            33,521                 34,504
Federal Natl Mtge Assn #725424
      04-01-34                                      5.50         1,002,585                992,365
Federal Natl Mtge Assn #725425
      04-01-34                                      5.50           443,967                439,471
Federal Natl Mtge Assn #725431
      08-01-15                                      5.50            89,620                 90,004
Federal Natl Mtge Assn #725719
      07-01-33                                      4.84            76,387(h)              74,896
Federal Natl Mtge Assn #725737
      08-01-34                                      4.53            82,172(h)              81,649
Federal Natl Mtge Assn #725773
      09-01-34                                      5.50           563,471                557,431
Federal Natl Mtge Assn #735949
      10-01-35                                      4.99           248,577(h)             247,592
Federal Natl Mtge Assn #743455
      10-01-18                                      5.50           186,797                187,204

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 163

RiverSource VP - Core Bond Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #743579
      11-01-33                                      5.50%   $      104,625        $       103,559
Federal Natl Mtge Assn #745802
      07-01-36                                      6.00           606,685                610,792
Federal Natl Mtge Assn #747784
      10-01-18                                      4.50           210,995                204,042
Federal Natl Mtge Assn #749745
      11-01-18                                      4.50           277,167                268,034
Federal Natl Mtge Assn #753074
      12-01-28                                      5.50           139,082                138,273
Federal Natl Mtge Assn #759330
      01-01-19                                      6.50           140,095                143,405
Federal Natl Mtge Assn #759342
      01-01-34                                      6.50           102,308                105,128
Federal Natl Mtge Assn #761031
      01-01-34                                      5.00           171,773                166,182
Federal Natl Mtge Assn #763754
      02-01-29                                      5.50           153,632                152,645
Federal Natl Mtge Assn #763798
      03-01-34                                      5.50           244,133                241,729
Federal Natl Mtge Assn #765760
      02-01-19                                      5.00           133,595                131,629
Federal Natl Mtge Assn #791447
      10-01-34                                      6.00           337,488                340,018
Federal Natl Mtge Assn #815264
      05-01-35                                      5.22           321,808(h)             321,111
Federal Natl Mtge Assn #829227
      08-01-35                                      6.00           400,277                403,075
Federal Natl Mtge Assn #844257
      11-01-35                                      5.09           262,917(h)             262,975
Federal Natl Mtge Assn #845070
      12-01-35                                      5.09           135,196(h)             134,498
Federal Natl Mtge Assn #850855
      12-01-35                                      4.99           222,724(h)             221,160
Federal Natl Mtge Assn #872916
      06-01-36                                      6.50           287,817                295,226
Federal Natl Mtge Assn #878661
      02-01-36                                      5.50           411,016                404,390
Federal Natl Mtge Assn #881629
      02-01-36                                      5.50           395,846                389,465
Federal Natl Mtge Assn #886291
      07-01-36                                      7.00           192,156                198,561
Federal Natl Mtge Assn #886461
      08-01-36                                      6.19           186,595(h)             188,966
Federal Natl Mtge Assn #900197
      10-01-36                                      5.98           224,950(h)             226,352
Federal Natl Mtge Assn #901922
      10-01-36                                      5.79           223,855(h)             225,394
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 367 Cl 2
      01-25-36                                      8.45           514,528(g)             121,236
Govt Natl Mtge Assn #3920
      11-20-36                                      6.00           499,222                504,935
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2005-16 Cl 3A1B
      01-19-36 5.69                                                178,001(h)             178,204

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
MORTGAGE-BACKED (CONT.)
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2006-5 Cl 2A1B
      07-19-46                                      5.58%   $      116,859(h)     $       116,906
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2006-8 Cl 2A1B
      08-21-46                                      5.60           391,537(h)             391,363
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2006-9 Cl 2AB2
      11-19-36                                      5.60           512,821(h)             513,962
IndyMac Index Nim
   Collateralized Mtge Obligation
   Series 2006-AR6 Cl N1
      06-25-46                                      6.65            67,143(d)              66,892
Master Alternative Loans Trust
   Collateralized Mtge Obligation
   Series 2004-2 Cl 4A1
      02-25-19                                      5.00           101,555                 99,112
Master Alternative Loans Trust
   Collateralized Mtge Obligation
   Series 2004-4 Cl 2A1
      05-25-34                                      6.00            78,823                 77,818
Master Alternative Loans Trust
   Collateralized Mtge Obligation
   Series 2004-7 Cl 8A1
      08-25-19                                      5.00            45,216                 43,754
Master Alternative Loans Trust
   Collateralized Mtge Obligation
   Series 2004-8 Cl 7A1
      09-25-19                                      5.00            69,174                 66,983
Master Alternative Loans Trust
   Collateralized Mtge Obligation
   Series 2005-3 Cl 1A2
      04-25-35                                      5.50           300,000                290,388
Residential Accredit Loans
   Collateralized Mtge Obligation
   Series 2006-QS3 Cl 1A10
      03-25-36                                      6.00           156,579                158,389
Structured Asset Securities
   Collateralized Mtge Obligation
   Series 2003-33H Cl 1A1
      10-25-33                                      5.50           229,586                225,015
Washington Mutual
   Collateralized Mtge Obligation
   Series 2003-AR10 Cl A7
      10-25-33                                      4.06           125,000(h)             123,407
Washington Mutual
   Collateralized Mtge Obligation
   Series 2004-CB2 Cl 6A
      07-25-19                                      4.50           216,933                205,609
Washington Mutual
   Collateralized Mtge Obligation
   Series 2005-AR14 Cl 2A1
      12-25-35                                      5.30           113,963(h)             113,042

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
MORTGAGE-BACKED (CONT.)
Washington Mutual
   Collateralized Mtge Obligation
   Series 2005-AR17 Cl A1C1
      12-25-45                                      5.51%   $       35,991(h)     $        35,998
Washington Mutual
   Collateralized Mtge Obligation
   Series 2005-AR8 Cl 2AB1
      07-25-45                                      5.60           147,309(h)             147,376
Wells Fargo Mtge Backed Securities Trust
   Collateralized Mtge Obligation
   Series 2005-10 Cl A1
      10-25-35                                      5.00           292,276                281,041
Wells Fargo Mtge Backed Securities Trust
   Collateralized Mtge Obligation
   Series 2005-5 Cl 2A1
      05-25-35                                      5.50           191,216                187,870
Wells Fargo Mtge Backed Securities Trust
   Collateralized Mtge Obligation
   Series 2006-AR6 Cl 5A1
      03-25-36                                      5.11           260,960(h)             257,917
                                                                                  ---------------
Total                                                                                  31,944,033
-------------------------------------------------------------------------------------------------

BANKING (1.7%)
Bank of America
   Sub Nts
      10-15-36                                      6.00           335,000                346,233
Popular North America
   Sr Nts
      10-01-08                                      3.88           500,000                487,067
Wells Fargo Bank
   Sub Nts
      08-26-36                                      5.95           250,000                258,045
                                                                                  ---------------
Total                                                                                   1,091,345
-------------------------------------------------------------------------------------------------

CHEMICALS (0.2%)
Potash - Saskatchewan
      12-01-36                                      5.88           140,000(c)             135,262
-------------------------------------------------------------------------------------------------

ELECTRIC (2.5%)
Arizona Public Service
      05-15-15                                      4.65           265,000                244,387
Baltimore Gas & Electric
   Sr Unsecured
      10-01-36                                      6.35            55,000(d)              56,145
Commonwealth Edison
   1st Mtge
      04-15-15                                      4.70           135,000                125,773
Commonwealth Edison
   1st Mtge Series 104
      08-15-16                                      5.95            90,000                 90,991
Consumers Energy
   1st Mtge
      02-15-12                                      5.00            70,000                 68,291
Consumers Energy
   1st Mtge Series H
      02-17-09                                      4.80           290,000                286,199
Duke Energy Indiana
      10-15-35                                      6.12           185,000                185,854

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

164 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Core Bond Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
ELECTRIC (CONT.)
Exelon
      06-15-10                                      4.45%   $      240,000        $       232,153
Florida Power
   1st Mtge
      07-15-11                                      6.65            45,000                 47,169
Indiana Michigan Power
   Sr Nts
      03-15-37                                      6.05           110,000                107,969
Northern States Power
   Sr Nts
      08-01-09                                      6.88           120,000                124,218
PacifiCorp
   1st Mtge
      06-15-35                                      5.25            25,000                 22,884
Xcel Energy
   Sr Nts
      07-01-08                                      3.40            55,000                 53,387
                                                                                  ---------------
Total                                                                                   1,645,420
-------------------------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.4%)
Cadbury Schweppes US Finance LLC
      10-01-08                                      3.88           305,000(d)             297,033
-------------------------------------------------------------------------------------------------

HEALTH CARE (0.3%)
Cardinal Health
      06-15-15                                      4.00           188,000                166,686
-------------------------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.2%)
CIGNA
   Sr Unsecured
      11-15-36                                      6.15           145,000                143,562
-------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
INDEPENDENT ENERGY (0.7%)
EnCana
   Sr Nts
      10-15-13                                      4.75%   $      125,000(c)     $       118,859
XTO Energy
      01-31-15                                      5.00           200,000                189,917
XTO Energy
   Sr Unsecured
      06-30-15                                      5.30           145,000                140,286
                                                                                  ---------------
Total                                                                                     449,062
-------------------------------------------------------------------------------------------------

LIFE INSURANCE (0.4%)
Prudential Financial
      12-14-36                                      5.70           280,000                271,677
-------------------------------------------------------------------------------------------------

MEDIA NON CABLE (0.2%)
News America
      12-15-35                                      6.40           100,000                 99,343
-------------------------------------------------------------------------------------------------

METALS (0.2%)
Reliance Steel & Aluminum
      11-15-16                                      6.20            30,000(d)              29,801
      11-15-36                                      6.85            75,000(d)              73,659
                                                                                  ---------------
Total                                                                                     103,460
-------------------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.1%)
Halliburton
   Sr Unsecured
      10-15-10                                      5.50            70,000                 69,876
-------------------------------------------------------------------------------------------------

RETAILERS (1.0%)
Home Depot
   Sr Unsecured
      03-01-16                                      5.40            95,000                 92,914
      12-16-36                                      5.88           280,000                274,771
May Department Stores
      07-15-09                                      4.80           235,000                231,251
Wal-Mart Stores
      09-01-35                                      5.25            35,000                 32,140
                                                                                  ---------------
Total                                                                                     631,076
-------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
WIRELESS (1.2%)
Nextel Communications
   Series F
      03-15-14                                      5.95%   $      845,000        $       822,875
-------------------------------------------------------------------------------------------------

WIRELINES (2.7%)
Telecom Italia Capital
      10-01-15                                      5.25           435,000(c)             406,337
TELUS
      06-01-11                                      8.00           465,000(c)             508,495
Verizon New York
   Series A
      04-01-12                                      6.88           425,000                440,605
Verizon Pennsylvania
   Series A
      11-15-11                                      5.65           400,000                401,800
                                                                                  ---------------
Total                                                                                   1,757,237
-------------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $70,753,073)                                                               $    70,430,219
-------------------------------------------------------------------------------------------------

MONEY MARKET FUND (6.1%)

                                                                   SHARES             VALUE(a)
RiverSource Short-Term
   Cash Fund                                                     4,060,302(l)     $     4,060,302
-------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $4,060,302)                                                                $     4,060,302
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $74,813,375)(m)                                                            $    74,490,521
=================================================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 165

RiverSource VP - Core Bond Fund

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Dec. 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $8,676,070.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2006, the value of foreign securities represented 1.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2006, the value of these securities amounted to $2,441,086 or 3.7% of net assets.

(e) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC -- Ambac Assurance Corporation
      MBIA  -- MBIA Insurance Corporation

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2006.

(h) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2006.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2006.

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

      TYPE OF SECURITY                                           NOTIONAL AMOUNT
      ---------------------------------------------------------------------------
      PURCHASE CONTRACTS
      U.S. Long Bond, March 2007, 20-year                             $1,200,000
      U.S. Treasury Note, March 2007, 5-year                           1,500,000
      U.S. Treasury Note, March 2007, 10-year                            800,000

      SALE CONTRACTS
      U.S. Treasury Note, March 2007, 2-year                           1,200,000

(k) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(l)   Affiliated Money Market Fund -- See Note 10 to the financial statements.

(m) At Dec. 31, 2006, the cost of securities for federal income tax purposes was $74,841,288 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                          $ 195,531
      Unrealized depreciation                                           (546,298)
      ---------------------------------------------------------------------------
      Net unrealized depreciation                                      $(350,767)
      ---------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

166 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Diversified Bond Fund

DEC. 31, 2006

(Percentages represent value of investments compared to net assets)

BONDS (100.5%)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
SOVEREIGN (0.1%)
United Mexican States
      09-27-34                                      6.75%   $    2,645,000(c)     $     2,856,600
-------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (21.9%)
Federal Farm Credit Bank
      10-10-08                                      4.25         7,115,000              7,022,526
Federal Home Loan Bank
      01-18-08                                      4.63        17,110,000             17,015,211
      02-08-08                                      4.63        16,985,000             16,881,290
      02-13-08                                      5.25        22,300,000             22,311,730
      06-18-08                                      5.13        21,590,000             21,597,513
Federal Home Loan Mtge Corp
      08-17-07                                      4.00        24,340,000             24,153,507
      06-15-08                                      3.88        17,200,000             16,907,084
      10-15-08                                      5.13        10,505,000             10,518,457
      03-15-09                                      5.75         4,940,000              5,016,056
      07-12-10                                      4.13         2,480,000              2,416,770
Federal Natl Mtge Assn
      09-15-07                                      4.25        21,845,000             21,693,396
      01-15-08                                      4.63        36,450,000             36,222,333
      06-15-08                                      5.25        57,745,000             57,859,335
      10-15-08                                      4.50         8,050,000              7,978,178
U.S. Treasury
      06-30-07                                      3.63         7,900,000(k)           7,846,920
      11-30-07                                      4.25         3,645,000(k)           3,619,941
      10-31-11                                      4.63        18,195,000(g)          18,128,898
      11-30-11                                      4.50        74,885,000(g)          74,218,073
      08-15-16                                      4.88        16,662,000(g)          16,861,161
      11-15-16                                      4.63        52,370,000(g)          52,026,348
      11-15-18                                      9.00        14,640,000             20,131,142
      08-15-23                                      6.25        55,177,000(k)          63,509,609
      02-15-26                                      6.00        27,950,000(k)          31,699,241
U.S. Treasury Inflation-Indexed Bond
      01-15-07                                      3.38        45,240,490(o)          45,112,180
                                                                                  ---------------
Total                                                                                 600,746,899
-------------------------------------------------------------------------------------------------

ASSET-BACKED (2.4%)
Capital Auto Receivables Asset Trust
   Series 2004-1 Cl CTFS
      09-15-10                                      2.84         2,000,000              1,969,021
Capital Auto Receivables Asset Trust
   Series 2006-SN1A Cl A4B
      03-20-10                                      5.43         7,475,000(b,d)         7,475,000
Capital Auto Receivables Asset Trust
   Series 2006-SN1A Cl D
      04-20-11                                      6.15         1,975,000(d)           2,004,009
Citibank Credit Card Issuance Trust
   Series 2003-A3 Cl A3
      03-10-10                                      3.10           300,000                292,545
College Loan Corporation Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2006-1 Cl AIO
      07-25-08                                      5.62         9,725,000(l)           1,441,655

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
ASSET-BACKED (CONT.)
Countrywide Asset-backed Ctfs
   Series 2005-10 Cl AF6
      02-25-36                                      4.92%   $    1,020,000        $       993,730
Countrywide Asset-backed Ctfs
   Series 2006-4 Cl 1A1M
      07-25-36                                      5.61         2,147,506(b)           2,149,996
Drive Auto Receivables Trust
   Series 2006-2 Cl A2 (MBIA)
      07-15-11                                      5.30         5,725,000(d,n)         5,729,471
Dunkin Securitization
   Series 2006-1 Cl A2 (AMBAC)
      06-20-31                                      5.78         6,775,000(d,n)         6,859,254
Ford Credit Floorplan Master Owner Trust
   Series 2006-3 Cl A
      06-15-11                                      5.53        16,100,000(b)          16,113,826
Hertz Vehicle Financing LLC
   Series 2004-1A Cl A3 (MBIA)
      05-25-09                                      2.85         1,800,000(d,n)         1,752,256
Metris Master Trust
   Series 2005-1A Cl D
      03-21-11                                      7.25           900,000(b,d)           898,635
Natl Collegiate Student Loan Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2006-2 Cl AIO
      08-25-11                                      5.89         6,200,000(l)           1,480,014
Natl Collegiate Student Loan Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2006-3 Cl AIO
      01-25-12                                      0.00        11,400,000(l)           3,350,688
Natl Collegiate Student Loan Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2006-4 Cl AIO
      02-27-12                                      5.45        11,633,000(l)           3,235,603
Popular ABS Mtge Pass-Through Trust
   Series 2005-A Cl AF2
      06-25-35                                      4.49         1,815,000              1,793,268
Renaissance Home Equity Loan Trust
   Series 2005-4 Cl A3
      02-25-36                                      5.57         2,755,000              2,744,614
Residential Asset Securities
   Series 2006-KS1 Cl A2
      02-25-36                                      5.49         5,955,000(b)           5,956,864
                                                                                  ---------------
Total                                                                                  66,240,449
-------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (12.2%)(f)
Banc of America Commercial Mtge
   Series 2005-1 Cl A4
      11-10-42                                      4.89         2,250,000              2,234,140
Banc of America Commercial Mtge
   Series 2005-4 Cl ASB
      07-10-45                                      4.87         3,225,000              3,156,241

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
Banc of America Commercial Mtge
   Series 2006-2 Cl AAB
      05-10-45                                      5.72%   $    3,750,000        $     3,844,761
Banc of America Commercial Mtge
   Series 2006-4 Cl AAB
      07-10-46                                      5.60         4,300,000              4,367,095
Banc of America Large Loan
   Series 2006-LAQ Cl E
      02-09-21                                      5.73         2,175,000(b,d)         2,180,198
Banc of America Large Loan
   Series 2006-LAQ Cl F
      02-09-21                                      5.79         2,425,000(b,d)         2,430,790
Banc of America Large Loan
   Series 2006-LAQ Cl G
      02-09-21                                      5.88         1,700,000(b,d)         1,703,562
Bear Stearns Commercial Mtge Securities
   Series 2003-T10 Cl A1
      03-13-40                                      4.00           318,820                308,497
Bear Stearns Commercial Mtge Securities
   Series 2004-PWR5 Cl A3
      07-11-42                                      4.57         1,790,000              1,741,122
Bear Stearns Commercial Mtge Securities
   Series 2005-T20 Cl E
      10-12-42                                      5.16         1,700,000              1,652,196
Bear Stearns Commercial Mtge Securities
   Series 2006-PW14 Cl A4
      12-11-38                                      5.20         4,675,000              4,617,498
CDC Commercial Mtge Trust
   Series 2002-FX1 Cl A2
      11-15-30                                      5.68        17,400,000             17,710,267
Citigroup Commercial Mtge Trust
   Series 2005-EMG Cl A1
      09-20-51                                      4.15         3,116,536(d)           3,060,121
Citigroup/Deutsche Bank Commercial Mtge Trust
   Series 2005-CD1 Cl ASB
      07-15-44                                      5.23         1,750,000              1,749,777
Commercial Mtge Acceptance
   Series 1999-C1 Cl A2
      06-15-31                                      7.03         8,586,893              8,852,923
Commercial Mtge Pass-Through Ctfs
   Series 2006-CN2A Cl BFL
      02-05-19                                      5.66         1,425,000(b,d)         1,432,556
Credit Suisse Mtge Capital Ctfs
   Series 2006-C2 Cl A3
      03-15-39                                      5.66         6,700,000              6,877,986
Credit Suisse Mtge Capital Ctfs
   Series 2006-C4 Cl A3
      09-15-39                                      5.47        10,000,000             10,061,854
CS First Boston Mtge Securities
   Series 2001-CP4 Cl A4
      12-15-35                                      6.18        11,825,000             12,216,530
CS First Boston Mtge Securities
   Series 2003-CPN1 Cl A2
      03-15-35                                      4.60         2,825,000              2,723,635

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 167

RiverSource VP - Diversified Bond Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #385683
      02-01-13                                      4.83%   $    3,070,118        $     3,014,647
Federal Natl Mtge Assn #555806
      10-01-13                                      5.09           901,268                896,568
Federal Natl Mtge Assn #735390
      03-01-16                                      4.81         4,053,140              3,984,804
Federal Natl Mtge Assn #745629
      01-01-18                                      5.08         2,796,785              2,770,719
GE Capital Commercial Mtge
   Series 2004-C2 Cl A2
      03-10-40                                      4.12         5,150,000              4,984,016
GE Capital Commercial Mtge
   Series 2005-C1 Cl A5
      06-10-48                                      4.77         2,200,000              2,122,184
General Electric Capital Assurance
   Series 2003-1 Cl A3
      05-12-35                                      4.77         5,625,000(d)           5,532,658
Greenwich Capital Commercial Funding
   Series 2004-GG1 Cl A5
      06-10-36                                      4.88         1,625,000              1,603,893
Greenwich Capital Commercial Funding
   Series 2006-GG7 Cl AAB
      07-10-38                                      5.91         6,025,000              6,254,994
GS Mtge Securities II
   Series 2004-GG2 Cl A4
      08-10-38                                      4.96         3,000,000              2,968,201
GS Mtge Securities II
   Series 2006-GG6 Cl A4
      04-10-38                                      5.55         4,975,000              5,051,536
JPMorgan Chase Commercial Mtge Securities
   Series 2002-CIB5 Cl A1
      10-12-37                                      4.37         3,225,679              3,164,025
JPMorgan Chase Commercial Mtge Securities
   Series 2003-CB6 Cl A2
      07-12-37                                      5.26         5,975,000              5,968,417
JPMorgan Chase Commercial Mtge Securities
   Series 2003-LN1 Cl A1
      10-15-37                                      4.13         1,871,631              1,809,433
JPMorgan Chase Commercial Mtge Securities
   Series 2003-ML1A Cl A1
      03-12-39                                      3.97         1,811,300              1,756,209
JPMorgan Chase Commercial Mtge Securities
   Series 2003-ML1A Cl A2
      03-12-39                                      4.77         5,425,000              5,274,844
JPMorgan Chase Commercial Mtge Securities
   Series 2004-C2 Cl A2
      05-15-41                                      5.09         1,000,000                995,596
JPMorgan Chase Commercial Mtge Securities
   Series 2004-CBX Cl A3
      01-12-37                                      4.18         1,950,000              1,895,412
JPMorgan Chase Commercial Mtge Securities
   Series 2005-LDP2 Cl A1
      07-15-42                                      4.33         4,062,835              3,995,067
JPMorgan Chase Commercial Mtge Securities
   Series 2006-CB16 Cl A4
      05-12-45                                      5.55        15,850,000             16,077,632
JPMorgan Chase Commercial Mtge Securities
   Series 2006-LDP6 Cl A4
      04-15-43                                      5.48         5,675,000              5,725,034

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
JPMorgan Chase Commercial Mtge Securities
   Series 2006-LDP6 Cl ASB
      04-15-43                                      5.49%   $    4,425,000        $     4,464,472
JPMorgan Chase Commercial Mtge Securities
   Series 2006-LDP8 Cl A4
      05-15-45                                      5.40         9,450,000              9,477,498
LB-UBS Commercial Mtge Trust
   Series 2006-C7 Cl A3
      11-15-38                                      5.35         4,350,000              4,349,891
LB-UBS Commercial Mtge Trust
   Series 2002-C2 Cl A3
      06-15-26                                      5.39         3,590,000              3,609,695
LB-UBS Commercial Mtge Trust
   Series 2002-C4 Cl A5
      09-15-31                                      4.85         3,000,000              2,946,617
LB-UBS Commercial Mtge Trust
   Series 2004-C2 Cl A3
      03-15-29                                      3.97         2,200,000              2,077,196
LB-UBS Commercial Mtge Trust
   Series 2004-C8 Cl A2
      12-15-29                                      4.20         3,700,000              3,601,728
LB-UBS Commercial Mtge Trust
   Series 2005-C5 Cl AAB
      09-15-30                                      4.93         5,775,000              5,665,391
LB-UBS Commercial Mtge Trust
   Series 2006-C3 Cl AAB
      03-15-39                                      5.64         3,895,000              3,959,813
LB-UBS Commercial Mtge Trust
   Series 2006-C4 Cl AAB
      06-15-32                                      5.87         6,725,000              6,971,452
Morgan Stanley Capital I
   Series 2003-IQ4 Cl A1
      05-15-40                                      3.27         2,721,316              2,610,992
Morgan Stanley Capital I
   Series 2003-T11 Cl A2
      06-13-41                                      4.34         2,625,000              2,565,905
Morgan Stanley Capital I
   Series 2004-HQ4 Cl A5
      04-14-40                                      4.59         2,400,000              2,327,160
Morgan Stanley Capital I
   Series 2005-T19 Cl AAB
      06-12-47                                      4.85         6,025,000              5,899,149
Morgan Stanley Capital I
   Series 2006-T23 Cl AAB
      08-12-41                                      5.80         5,500,000              5,677,599
Morgan Stanley Capital I
   Series 2006-XLF Cl A2
      07-15-19                                      5.48         5,000,000(b,d)         5,002,572
Morgan Stanley Dean Witter Capital I
   Series 2002-TOP7 Cl A2
      01-15-39                                      5.98        10,810,000             11,154,184
Nomura Asset Securities
   Series 1998-D6 Cl A3
      03-15-30                                      6.99        16,965,000             18,699,239
Prudential Commercial Mtge Trust
   Series 2003-PWR1 Cl A1
      02-11-36                                      3.67         2,604,009              2,500,018

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
SBA CMBS Trust
   Series 2006-1A Cl B
      11-15-36                                      5.45%   $    3,750,000(d)     $     3,769,200
Wachovia Bank Commercial Mtge Trust
   Series 2003-C4 Cl A2
      04-15-35                                      4.57        11,250,000             10,954,484
Wachovia Bank Commercial Mtge Trust
   Series 2003-C7 Cl A2
      10-15-35                                      5.08        12,800,000(d)          12,626,657
Wachovia Bank Commercial Mtge Trust
   Series 2005-C18 Cl A4
      04-15-42                                      4.94         2,900,000              2,822,463
Wachovia Bank Commercial Mtge Trust
   Series 2005-C20 Cl A5
      07-15-42                                      5.09         2,975,000              2,950,973
Wachovia Bank Commercial Mtge Trust
   Series 2006-C24 Cl APB
      03-15-45                                      5.58         3,200,000              3,244,130
Wachovia Bank Commercial Mtge Trust
   Series 2006-C27 Cl A3
      07-15-45                                      5.77         4,300,000              4,421,172
Wachovia Bank Commercial Mtge Trust
   Series 2006-C27 Cl APB
      07-15-45                                      5.73         6,000,000              6,136,551
Wachovia Bank Commercial Mtge Trust
   Series 2006-C29 Cl A4
      11-15-48                                      5.31         6,175,000              6,140,987
                                                                                  ---------------
Total                                                                                 335,394,826
-------------------------------------------------------------------------------------------------

MORTGAGE-BACKED (50.5%)(f)
Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2005-12 Cl 2A1
      03-25-36                                      5.71         5,250,827(m)           5,267,156
Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2006-1 Cl 2A1
      03-25-36                                      5.97         6,243,022(m)           6,244,145
American Home Mtge Assets
   Collateralized Mtge Obligation
   Series 2006-2 Cl 2A2
      09-25-46                                      5.55        12,948,101(m)          12,917,111
American Home Mtge Assets
   Collateralized Mtge Obligation
   Series 2006-3 Cl 3A2
      10-25-46                                      5.61         7,950,673(m)           7,973,084
Banc of America Funding
   Collateralized Mtge Obligation
   Series 2006-A Cl 3A2
      02-20-36                                      5.92         4,247,678(m)           4,255,027
Bank of America Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2003-11 Cl 1A1
      01-25-34                                      6.00         2,786,114              2,761,067
Bank of America Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2003-11 Cl 4A1
      01-25-19                                      4.75         2,048,652              1,980,791

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

168 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
MORTGAGE-BACKED (CONT.)
Bank of America Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2004-3 Cl 1A1
      04-25-34                                      6.00%   $    4,970,528        $     4,972,084
Bank of America Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-9 Cl 1CB1
      01-25-37                                      6.00        29,850,000(e)          29,966,602
Bank of America Funding
   Collateralized Mtge Obligation
   Series 2006-2N Cl N1
      11-25-46                                      7.25         1,333,669(d)           1,322,043
Bear Stearns Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2005-8 Cl A4
      08-25-35                                      5.09         5,650,000(d,m)         5,496,011
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2003-11T1 Cl A1
      07-25-18                                      4.75         1,985,253              1,919,491
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-14 Cl 2A2
      05-25-35                                      5.57         8,509,593(b)           8,509,148
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-54CB Cl 2A3
      11-25-35                                      5.50         3,603,261              3,604,585
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-54CB Cl 3A7
      11-25-35                                      5.50         3,675,390              3,676,730
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-64CB Cl 1A1
      12-25-35                                      5.50         7,048,982              7,067,090
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-6CB Cl 1A1
      04-25-35                                      7.50         3,036,853              3,147,333
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-85CB Cl 2A2
      02-25-36                                      5.50         2,588,856              2,587,734
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-22R Cl 1A2
      05-25-36                                      6.00         7,000,000              7,067,782
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-2CB Cl A11
      03-25-36                                      6.00         6,564,097              6,563,672
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-31CB Cl A16
      11-25-36                                      6.00        13,075,000             13,207,450

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-43 CB Cl 1A4
      02-25-37                                      6.00%   $   18,850,000        $    18,955,295
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-OA8 Cl 1A2
      07-25-46                                      5.58        12,551,189(b)          12,582,551
Countrywide Home Loans
   Collateralized Mtge Obligation
   Series 2005-R2 Cl 2A1
      06-25-35                                      7.00         3,861,742(d)           3,995,159
Countrywide Home Loans
   Collateralized Mtge Obligation
   Series 2006-HYB1 Cl 1A1
      03-20-36                                      5.38         3,651,442(m)           3,630,118
Countrywide Home Loans
   Collateralized Mtge Obligation
   Series 2006-HYB5 Cl 2A2
      09-20-36                                      5.95        10,319,912(m)          10,383,999
Countrywide Home Loans
   Collateralized Mtge Obligation
   Series 2006-OA5 Cl 2A2
      04-25-46                                      5.62         8,138,222(m)           8,142,135
CS First Boston Mtge Securities
   Collateralized Mtge Obligation
   Series 2003-29 Cl 8A1
      11-25-18                                      6.00         2,139,269              2,140,265
CS First Boston Mtge Securities
   Collateralized Mtge Obligation
   Series 2005-12 Cl 3A1
      01-25-36                                      7.00         5,786,619              5,908,755
Deutsche Bank Alternative Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2006-AR6 Cl A3
      02-25-37                                      5.44         8,200,000(b)           8,202,378
Downey Savings & Loan Assn Mtge Loan Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2005-AR5 Cl X1
      08-19-45                                      6.38        33,452,625(l)             397,250
Federal Home Loan Mtge Corp
      01-01-37                                      5.50        31,000,000(e)          30,651,250
      01-01-37                                      6.00        20,400,000(e)          20,546,676
Federal Home Loan Mtge Corp #1G2496
      09-01-36                                      6.21         7,312,966(m)           7,376,516
Federal Home Loan Mtge Corp #1J1445
      01-01-37                                      5.92        20,227,531(m)          20,316,026
Federal Home Loan Mtge Corp #A27373
      10-01-34                                      6.50           757,762                772,548
Federal Home Loan Mtge Corp #B11452
      12-01-18                                      6.00         1,454,275              1,473,961
Federal Home Loan Mtge Corp #C00356
      08-01-24                                      8.00           112,578                118,612
Federal Home Loan Mtge Corp #C14412
      09-01-28                                      6.00         1,327,741              1,343,820
Federal Home Loan Mtge Corp #C53878
      12-01-30                                      5.50         1,041,675              1,035,554

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #C59161
      10-01-31                                      6.00%   $    2,961,382        $     2,992,288
Federal Home Loan Mtge Corp #C79930
      06-01-33                                      5.50         2,756,247              2,729,882
Federal Home Loan Mtge Corp #C80198
      08-01-24                                      8.00            65,569                 69,084
Federal Home Loan Mtge Corp #C80253
      01-01-25                                      9.00            63,559                 68,756
Federal Home Loan Mtge Corp #C90767
      12-01-23                                      6.00         4,327,247              4,384,312
Federal Home Loan Mtge Corp #D95319
      03-01-22                                      6.00           440,135                446,245
Federal Home Loan Mtge Corp #D96300
      10-01-23                                      5.50           350,116                348,644
Federal Home Loan Mtge Corp #E01127
      02-01-17                                      6.50         2,876,328              2,943,747
Federal Home Loan Mtge Corp #E01419
      05-01-18                                      5.50         1,529,970              1,532,529
Federal Home Loan Mtge Corp #E97591
      06-01-18                                      5.50           340,336                341,077
Federal Home Loan Mtge Corp #E98725
      08-01-18                                      5.00         4,779,330              4,708,176
Federal Home Loan Mtge Corp #E99684
      10-01-18                                      5.00         3,967,017              3,907,718
Federal Home Loan Mtge Corp #G01108
      04-01-30                                      7.00         2,245,675              2,314,277
Federal Home Loan Mtge Corp #G01427
      12-01-31                                      6.50           678,417                694,330
Federal Home Loan Mtge Corp #G01535
      04-01-33                                      6.00           559,587                567,490
Federal Home Loan Mtge Corp #G10198
      05-01-07                                      9.00               374                    375
Federal Home Loan Mtge Corp #G30225
      02-01-23                                      6.00         5,513,959              5,590,512
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
      06-15-20                                      8.00             9,659                  9,601
      03-15-22                                      7.00           810,238                808,800
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Interest Only
   Series 2590 Cl BI
      02-15-14                                      2.28           935,218(l)              38,749
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Interest Only
   Series 2718 Cl IA
      10-15-22                                     20.00         3,047,812(l)             113,161
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Series 2576 Cl KJ
      02-15-33                                      5.50         5,128,645              5,132,458
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Series 2641 Cl KC
      01-15-18                                      6.50         1,995,339              2,047,851

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 169

RiverSource VP - Diversified Bond Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn
      01-01-22                                      5.50%   $   15,000,000(e)     $    14,995,320
      01-01-22                                      6.00        11,000,000(e)          11,151,250
      01-01-37                                      5.50        58,000,000(e)          57,311,250
      01-01-37                                      6.00       100,350,000(e)         101,008,295
      01-01-37                                      6.50        10,000,000(e)          10,187,500
Federal Natl Mtge Assn #125032
      11-01-21                                      8.00            24,786                 26,140
Federal Natl Mtge Assn #125474
      02-01-27                                      7.50           684,433                714,690
Federal Natl Mtge Assn #190353
      08-01-34                                      5.00        12,223,625             11,816,204
Federal Natl Mtge Assn #190764
      09-01-07                                      8.50             3,009                  3,007
Federal Natl Mtge Assn #190899
      04-01-23                                      8.50           283,618                298,680
Federal Natl Mtge Assn #190988
      06-01-24                                      9.00           306,034                325,628
Federal Natl Mtge Assn #253883
      08-01-16                                      6.00           660,907                670,743
Federal Natl Mtge Assn #254224
      02-01-17                                      7.00           940,947                967,377
Federal Natl Mtge Assn #254560
      11-01-32                                      5.00         3,241,175              3,136,357
Federal Natl Mtge Assn #254675
      01-01-23                                      6.50           158,398                162,370
Federal Natl Mtge Assn #254906
      10-01-18                                      4.50         5,256,170              5,082,977
Federal Natl Mtge Assn #254916
      09-01-23                                      5.50         4,343,047              4,322,245
Federal Natl Mtge Assn #255788
      06-01-15                                      5.50         5,244,211              5,259,808
Federal Natl Mtge Assn #256171
      03-01-26                                      6.00        24,106,134             24,367,224
Federal Natl Mtge Assn #256339
      07-01-36                                      5.50        21,428,752             21,069,820
Federal Natl Mtge Assn #303727
      02-01-11                                      6.00            87,188                 88,082
Federal Natl Mtge Assn #442411
      11-01-28                                      6.50         1,199,660              1,231,353
Federal Natl Mtge Assn #445254
      12-01-13                                      5.50         1,915,288              1,923,480
Federal Natl Mtge Assn #446964
      10-01-28                                      6.00         3,666,761              3,708,539
Federal Natl Mtge Assn #450370
      01-01-29                                      6.50         1,752,665              1,798,967
Federal Natl Mtge Assn #484820
      04-01-14                                      5.50            11,799                 11,849
Federal Natl Mtge Assn #50553
      04-01-22                                      8.00            93,853                 99,080
Federal Natl Mtge Assn #510587
      08-01-29                                      7.00           123,080                126,889
Federal Natl Mtge Assn #545339
      11-01-31                                      6.50           101,451                104,294
Federal Natl Mtge Assn #545342
      04-01-13                                      7.00         1,021,842              1,029,891
Federal Natl Mtge Assn #545869
      07-01-32                                      6.50         1,474,642              1,511,110

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #545885
      08-01-32                                      6.50%   $    3,115,820        $     3,187,889
Federal Natl Mtge Assn #545910
      08-01-17                                      6.00         1,705,539              1,734,071
Federal Natl Mtge Assn #555375
      04-01-33                                      6.00         9,289,331              9,412,131
Federal Natl Mtge Assn #555376
      04-01-18                                      4.50           210,874                203,925
Federal Natl Mtge Assn #555458
      05-01-33                                      5.50        11,456,196             11,352,403
Federal Natl Mtge Assn #555528
      04-01-33                                      6.00        25,441,538             25,673,708
Federal Natl Mtge Assn #555734
      07-01-23                                      5.00         3,329,456              3,243,734
Federal Natl Mtge Assn #555740
      08-01-18                                      4.50         1,913,148              1,849,476
Federal Natl Mtge Assn #576603
      03-01-15                                      6.00         3,102,114              3,150,113
Federal Natl Mtge Assn #606882
      10-01-31                                      7.00           465,012                478,507
Federal Natl Mtge Assn #609621
      11-01-31                                      7.00         2,485,110              2,557,228
Federal Natl Mtge Assn #617746
      08-01-32                                      6.50           206,833                211,574
Federal Natl Mtge Assn #626720
      01-01-17                                      6.00           174,068                176,659
Federal Natl Mtge Assn #630599
      05-01-32                                      7.00         3,250,745              3,344,002
Federal Natl Mtge Assn #634367
      03-01-17                                      6.50           996,195              1,014,010
Federal Natl Mtge Assn #646938
      06-01-32                                      7.00         1,524,484              1,568,218
Federal Natl Mtge Assn #647549
      08-01-17                                      6.00         1,446,433              1,467,686
Federal Natl Mtge Assn #650159
      10-01-32                                      6.50         2,441,478              2,515,516
Federal Natl Mtge Assn #652600
      02-01-18                                      5.50         6,321,518              6,336,604
Federal Natl Mtge Assn #667604
      10-01-32                                      5.50         5,992,292              5,932,439
Federal Natl Mtge Assn #667721
      03-01-33                                      6.00         2,115,736              2,137,671
Federal Natl Mtge Assn #667787
      02-01-18                                      5.50           761,506                762,960
Federal Natl Mtge Assn #669925
      09-01-17                                      6.50         2,313,134              2,376,004
Federal Natl Mtge Assn #670382
      09-01-32                                      6.00         6,008,877              6,063,711
Federal Natl Mtge Assn #670387
      08-01-32                                      7.00           786,967                810,293
Federal Natl Mtge Assn #672289
      12-01-17                                      5.50           510,020                511,557
Federal Natl Mtge Assn #678028
      09-01-17                                      6.00           530,003                537,790
Federal Natl Mtge Assn #683116
      02-01-33                                      6.00           298,516                301,240
Federal Natl Mtge Assn #684585
      02-01-33                                      5.50           544,617                539,762

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #684586
      03-01-33                                      6.00%   $    1,724,179        $     1,741,212
Federal Natl Mtge Assn #684601
      03-01-33                                      6.00         1,213,955              1,230,577
Federal Natl Mtge Assn #687051
      01-01-33                                      6.00         5,679,867              5,711,225
Federal Natl Mtge Assn #687736
      02-01-33                                      5.50         2,740,298              2,712,364
Federal Natl Mtge Assn #688691
      03-01-33                                      5.50           557,077                551,398
Federal Natl Mtge Assn #689093
      07-01-28                                      5.50         1,531,522              1,522,620
Federal Natl Mtge Assn #694316
      03-01-18                                      5.50         1,727,013              1,731,402
Federal Natl Mtge Assn #694546
      03-01-33                                      5.50         1,945,603              1,925,771
Federal Natl Mtge Assn #694628
      04-01-33                                      5.50         2,333,029              2,313,507
Federal Natl Mtge Assn #694795
      04-01-33                                      5.50         2,977,836              2,952,299
Federal Natl Mtge Assn #694988
      03-01-33                                      5.50         5,968,729              5,911,356
Federal Natl Mtge Assn #695202
      03-01-33                                      6.50         2,189,030              2,234,799
Federal Natl Mtge Assn #695220
      04-01-33                                      5.50           170,566                168,827
Federal Natl Mtge Assn #705096
      06-01-18                                      5.00           455,568                449,165
Federal Natl Mtge Assn #709901
      06-01-18                                      5.00         2,837,988              2,798,434
Federal Natl Mtge Assn #711501
      05-01-33                                      5.50         1,497,759              1,485,887
Federal Natl Mtge Assn #720006
      07-01-33                                      5.50         4,088,995              4,047,313
Federal Natl Mtge Assn #720378
      06-01-18                                      4.50         3,550,557              3,433,564
Federal Natl Mtge Assn #723687
      08-01-28                                      5.50         2,198,373              2,185,595
Federal Natl Mtge Assn #725232
      03-01-34                                      5.00        12,575,583             12,164,727
Federal Natl Mtge Assn #725284
      11-01-18                                      7.00           107,266                110,414
Federal Natl Mtge Assn #725424
      04-01-34                                      5.50        27,111,847             26,835,477
Federal Natl Mtge Assn #725425
      04-01-34                                      5.50        15,094,884             14,942,011
Federal Natl Mtge Assn #725684
      05-01-18                                      6.00         5,210,196              5,289,773
Federal Natl Mtge Assn #725719
      07-01-33                                      4.84         3,246,428(m)           3,183,091
Federal Natl Mtge Assn #725737
      08-01-34                                      4.53         3,081,440(m)           3,061,842
Federal Natl Mtge Assn #725773
      09-01-34                                      5.50        18,675,054             18,474,843
Federal Natl Mtge Assn #725813
      12-01-33                                      6.50         7,502,711              7,659,578
Federal Natl Mtge Assn #726940
      08-01-23                                      5.50            58,816                 58,530

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

170 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #730153
      08-01-33                                      5.50%   $      596,219        $       590,141
Federal Natl Mtge Assn #730231
      08-01-23                                      5.50         6,626,486              6,594,748
Federal Natl Mtge Assn #731075
      07-01-18                                      5.50           142,563                142,914
Federal Natl Mtge Assn #731417
      09-01-18                                      5.50         1,665,434              1,669,421
Federal Natl Mtge Assn #732094
      08-01-18                                      5.50           111,562                111,865
Federal Natl Mtge Assn #735057
      01-01-19                                      4.50         4,438,032              4,291,797
Federal Natl Mtge Assn #735949
      10-01-35                                      4.99         9,852,688(m)           9,813,654
Federal Natl Mtge Assn #737330
      09-01-18                                      5.50         1,312,800              1,315,790
Federal Natl Mtge Assn #742840
      10-01-18                                      5.50         1,221,226              1,223,997
Federal Natl Mtge Assn #743262
      10-01-18                                      5.00         2,856,961              2,815,953
Federal Natl Mtge Assn #743455
      10-01-18                                      5.50         4,500,583              4,510,406
Federal Natl Mtge Assn #745563
      08-01-34                                      5.50        15,554,463             15,395,906
Federal Natl Mtge Assn #745802
      07-01-36                                      6.00        24,267,383             24,431,693
Federal Natl Mtge Assn #747584
      11-01-28                                      5.50         3,949,034              3,926,079
Federal Natl Mtge Assn #753919
      12-01-33                                      4.95         3,322,652(m)           3,262,889
Federal Natl Mtge Assn #756844
      02-01-19                                      5.00         2,167,423              2,133,097
Federal Natl Mtge Assn #759342
      01-01-34                                      6.50           797,999                819,997
Federal Natl Mtge Assn #761031
      01-01-34                                      5.00           458,060                443,151
Federal Natl Mtge Assn #763703
      04-01-34                                      5.50        26,613,038(e)          26,327,726
Federal Natl Mtge Assn #765758
      02-01-19                                      5.00         2,680,870              2,641,420
Federal Natl Mtge Assn #765760
      02-01-19                                      5.00           267,189                263,257
Federal Natl Mtge Assn #776962
      04-01-29                                      5.00         8,835,844              8,548,254
Federal Natl Mtge Assn #776987
      04-01-29                                      5.00           301,517                291,703
Federal Natl Mtge Assn #779676
      06-01-34                                      5.00        25,726,456             24,868,979
Federal Natl Mtge Assn #785738
      11-01-19                                      5.00         9,616,794(e)           9,464,490
Federal Natl Mtge Assn #811114
      02-01-35                                      5.50        21,622,798             21,375,832
Federal Natl Mtge Assn #837258
      09-01-35                                      4.92         2,177,671(m)           2,184,705
Federal Natl Mtge Assn #844257
      11-01-35                                      5.09        10,536,916(m)          10,539,233
Federal Natl Mtge Assn #845070
      12-01-35                                      5.09         4,236,126(m)           4,214,270

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #850855
      12-01-35                                      4.99%   $    8,400,139(m)     $     8,341,169
Federal Natl Mtge Assn #878661
      02-01-36                                      5.50        15,755,608             15,501,627
Federal Natl Mtge Assn #881629
      02-01-36                                      5.50        11,405,622             11,221,764
Federal Natl Mtge Assn #883201
      07-01-36                                      6.50         3,970,390              4,072,604
Federal Natl Mtge Assn #885871
      06-01-36                                      7.00         5,694,134              5,883,905
Federal Natl Mtge Assn #886404
      08-01-36                                      6.50        11,358,498             11,572,653
Federal Natl Mtge Assn #886461
      08-01-36                                      6.19         5,597,836(m)           5,668,984
Federal Natl Mtge Assn #886464
      08-01-36                                      6.50         5,783,485              5,892,527
Federal Natl Mtge Assn #887096
      07-01-36                                      5.81        12,788,642(m)          12,946,205
Federal Natl Mtge Assn #887589
      07-01-36                                      6.50         8,152,973              8,362,821
Federal Natl Mtge Assn #900197
      10-01-36                                      5.98         9,572,875(m)           9,632,514
Federal Natl Mtge Assn #901922
      10-01-36                                      5.79        10,742,007(m)          10,815,858
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 2003-24 Cl PI
      12-25-12                                     20.00           565,898(l)              11,312
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 2003-71 Cl IM
      12-25-31                                     14.12         1,790,666(l)             280,286
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 2004-84 Cl GI
      12-25-22                                     12.17         1,678,796(l)             224,943
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 367 Cl 2
      01-25-36                                      8.45        13,179,749(l)           3,105,478
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Series 2003-133 Cl GB
      12-25-26                                      8.00         1,555,048              1,638,771
Govt Natl Mtge Assn #3900
      09-20-36                                      6.50        22,757,340             23,263,941
Govt Natl Mtge Assn #3920
      11-20-36                                      6.00        18,815,482             19,030,788
Govt Natl Mtge Assn #604708
      10-15-33                                      5.50         3,822,127              3,808,171
Govt Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 2002-70 Cl IC
      08-20-32                                     15.75         3,185,181(l)             534,551

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
MORTGAGE-BACKED (CONT.)
Govt Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 2002-80 Cl CI
      01-20-32                                     20.00%   $      668,236(l)     $        59,154
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2005-16 Cl 3A1B
      01-19-36                                      5.69         5,537,809(m)           5,544,128
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2006-12 Cl 2A11
      12-19-36                                      5.44        17,943,317(m)          17,943,317
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2006-5 Cl 2A1B
      07-19-46                                      5.58         3,624,493(m)           3,625,960
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2006-8 Cl 2A1B
      08-21-46                                      5.60        13,597,836(m)          13,591,823
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2006-9 Cl 2AB2
      11-19-36                                      5.60        17,826,636(m)          17,866,305
Harborview Nim
   Collateralized Mtge Obligation
   Series 2006-7A Cl N1
      09-19-36                                      6.41           965,978(d,m)           961,148
Harborview Nim
   Collateralized Mtge Obligation
   Series 2006-8A Cl N1
      07-21-36                                      6.41           978,154(d)             974,486
IndyMac Index Mtge Loan Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2005-AR8 Cl AX1
      04-25-35                                      4.50        69,517,964(l)             630,007
IndyMac Index Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2005-AR25 Cl 1A21
      12-25-35                                      5.88         5,291,954(m)           5,300,016
IndyMac Index Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2006-AR35 Cl 2A2
      01-25-37                                      5.45        10,811,192(m)          10,815,516
IndyMac Index Nim
   Collateralized Mtge Obligation
   Series 2006-AR6 Cl N1
      06-25-46                                      6.65         1,963,945(d)           1,956,581
Lehman XS Net Interest Margin Nts
   Collateralized Mtge Obligation
   Series 2006-2N Cl A1
      02-27-46                                      7.00           916,532(d)             917,100
Lehman XS Net Interest Margin Nts
   Series 2006-AR8 Cl A1
      10-28-46                                      6.25         1,187,522(d)           1,182,772

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 171

RiverSource VP - Diversified Bond Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
MORTGAGE-BACKED (CONT.)
Master Alternative Loans Trust
   Collateralized Mtge Obligation
   Series 2004-2 Cl 4A1
      02-25-19                                      5.00%   $    3,420,797        $     3,338,492
Master Alternative Loans Trust
   Collateralized Mtge Obligation
   Series 2004-7 Cl 8A1
      08-25-19                                      5.00         2,326,896              2,251,668
Master Alternative Loans Trust
   Collateralized Mtge Obligation
   Series 2004-8 Cl 7A1
      09-25-19                                      5.00         3,182,007              3,081,201
Rali NIM
   Collateralized Mtge Obligation
   Series 2006-QO4 Cl N1
      04-25-46                                      6.05         1,219,296(d)           1,213,961
Residential Accredit Loans
   Collateralized Mtge Obligation
   Series 2006-QS3 Cl 1A10
      03-25-36                                      6.00         4,428,953              4,480,145
Sequoia Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-1 Cl A2
      02-25-36                                      6.11         5,604,449              5,678,428
Structured Adjustable Rate Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2006-5 Cl 4A1
      06-25-36                                      5.97         7,858,639(m)           7,880,434
Structured Asset Securities
   Collateralized Mtge Obligation
   Series 2003-33H Cl 1A1
      10-25-33                                      5.50        11,280,462             11,055,892
Washington Mutual Alternative Mtge Loan Trust
   Pass-Through Ctfs
   Collateralized Mtge Obligation
   Interest Only
   Series 2005-AR1 Cl X2
      12-25-35                                      7.10        29,216,800(l)             262,495
Washington Mutual
   Collateralized Mtge Obligation
   Series 2003-AR10 Cl A7
      10-25-33                                      4.06         4,425,000(m)           4,368,595
Washington Mutual
   Collateralized Mtge Obligation
   Series 2004-CB2 Cl 6A
      07-25-19                                      4.50         2,313,951              2,193,163
Washington Mutual
   Collateralized Mtge Obligation
   Series 2005-AR14 Cl 2A1
      12-25-35                                      5.30         7,772,256(m)           7,709,449
Washington Mutual
   Collateralized Mtge Obligation
   Series 2005-AR17 Cl A1C1
      12-25-45                                      5.51         1,120,208(m)           1,120,430
Washington Mutual
   Collateralized Mtge Obligation
   Series 2005-AR8 Cl 2AB1
      07-25-45                                      5.60         4,306,335(m)           4,308,300

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
MORTGAGE-BACKED (CONT.)
Wells Fargo Mtge Backed Securities Trust
   Collateralized Mtge Obligation
   Series 2005-10 Cl A1
      10-25-35                                      5.00%   $    9,315,711        $     8,957,615
Wells Fargo Mtge Backed Securities Trust
   Collateralized Mtge Obligation
   Series 2005-5 Cl 2A1
      05-25-35                                      5.50         7,508,411              7,377,014
Wells Fargo Mtge Backed Securities Trust
   Collateralized Mtge Obligation
   Series 2006-AR6 Cl 5A1
      03-25-36                                      5.11         9,560,616(m)           9,449,124
                                                                                  ---------------
Total                                                                               1,383,236,925
-------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.1%)
DRS Technologies
      02-01-16                                      6.63           660,000                664,950
L-3 Communications
      06-15-12                                      7.63           490,000                507,150
L-3 Communications
   Sr Sub Nts
   Series B
      10-15-15                                      6.38           615,000                608,850
                                                                                  ---------------
Total                                                                                   1,780,950
-------------------------------------------------------------------------------------------------

BANKING (1.9%)
Bank of America
   Sub Nts
      10-15-36                                      6.00        13,590,000             14,045,673
Citigroup
   Sub Nts
      08-25-36                                      6.13         3,200,000              3,332,154
Manufacturers & Traders Trust
   Sub Nts
      12-01-21                                      5.63         4,130,000(b)           4,095,396
Popular North America
   Sr Nts
      10-01-08                                      3.88        19,770,000             19,258,629
Wells Fargo Bank
   Sub Nts
      08-26-36                                      5.95        10,595,000             10,935,947
                                                                                  ---------------
Total                                                                                  51,667,799
-------------------------------------------------------------------------------------------------

BROKERAGE (--%)
LaBranche & Co
   Sr Nts
      05-15-12                                     11.00           605,000               651,888
-------------------------------------------------------------------------------------------------

CHEMICALS (0.2%)
NewMarket
   Sr Nts
      12-15-16                                      7.13           200,000(d)             200,000
Potash - Saskatchewan
      12-01-36                                      5.88         5,745,000(c)           5,550,573
PQ
      02-15-13                                      7.50            80,000                 78,800
                                                                                  ---------------
Total                                                                                   5,829,373
-------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
ELECTRIC (2.6%)
Aquila Canada Finance
      06-15-11                                      7.75%   $      645,000(c)     $       680,629
Arizona Public Service
      05-15-15                                      4.65         9,620,000              8,871,707
Baltimore Gas & Electric
   Sr Unsecured
      10-01-36                                      6.35         2,410,000(d)           2,460,183
CMS Energy
   Sr Nts
      01-15-09                                      7.50           860,000                886,875
Commonwealth Edison
   1st Mtge
      04-15-15                                      4.70         5,535,000              5,156,683
Commonwealth Edison
   1st Mtge Series 104
      08-15-16                                      5.95         4,080,000              4,124,909
Consumers Energy
   1st Mtge
      02-15-12                                      5.00         3,260,000              3,180,394
Consumers Energy
   1st Mtge Series H
      02-17-09                                      4.80        10,300,000             10,165,028
Duke Energy Indiana
      10-15-35                                      6.12         7,675,000              7,710,412
Edison Mission Energy
   Sr Unsecured
      06-15-13                                      7.50           470,000                491,150
Exelon
      06-15-10                                      4.45         9,060,000              8,763,792
Florida Power
   1st Mtge
      07-15-11                                      6.65         1,650,000              1,729,545
Indiana Michigan Power
   Sr Nts
      03-15-37                                      6.05         4,565,000              4,480,698
IPALCO Enterprises
   Secured
      11-14-08                                      8.38           265,000                274,938
      11-14-11                                      8.63         1,765,000              1,919,438
Midwest Generation LLC
   Series B
      01-02-16                                      8.56           107,689                118,727
Northern States Power
   Sr Nts
      08-01-09                                      6.88         5,240,000              5,424,165
NRG Energy
      02-01-14                                      7.25           575,000                579,313
      01-15-17                                      7.38           195,000                195,488
PacifiCorp
   1st Mtge
      06-15-35                                      5.25         1,055,000                965,702
Sierra Pacific Power
   Series M
      05-15-16                                      6.00         2,275,000              2,279,964
Xcel Energy
   Sr Nts
      07-01-08                                      3.40           330,000                320,321
                                                                                  ---------------
Total                                                                                  70,780,061
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

172 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
ENTERTAINMENT (0.1%)
United Artists Theatre Circuit
      07-01-15                                      9.30%   $    2,497,893(j)     $     2,597,808
-------------------------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.5%)
Cadbury Schweppes US Finance LLC
      10-01-08                                      3.88        12,285,000(d)          11,964,116
Cott Beverages USA
      12-15-11                                      8.00         2,005,000              2,045,100
                                                                                  ---------------
Total                                                                                  14,009,216
-------------------------------------------------------------------------------------------------

GAMING (0.1%)
Mohegan Tribal Gaming Authority
      02-15-15                                      6.88         1,085,000              1,087,713
Mohegan Tribal Gaming Authority
   Sr Nts
      02-15-13                                      6.13           290,000                287,825
Mohegan Tribal Gaming Authority
   Sr Sub Nts
      04-01-12                                      8.00           380,000                395,675
Pokagon Gaming Authority
   Sr Nts
      06-15-14                                     10.38           155,000(d)             169,725
                                                                                  ---------------
Total                                                                                   1,940,938
-------------------------------------------------------------------------------------------------

GAS PIPELINES (0.3%)
ANR Pipeline
      03-15-10                                      8.88           880,000                923,199
Colorado Interstate Gas
   Sr Nts
      03-15-15                                      5.95           295,000                291,066
      11-15-15                                      6.80           645,000                670,659
Regency Energy Partners LP/Finance
   Sr Unsecured
      12-15-13                                      8.38           395,000(d)             395,988
Southern Natural Gas
      03-15-10                                      8.88           410,000                430,127
Southern Star Central
   Sr Nts
      03-01-16                                      6.75         1,490,000              1,486,275
Transcontinental Gas Pipe Line
   Series B
      08-15-11                                      7.00           910,000                935,025
Transcontinental Gas Pipe Line
   Sr Unsecured
      04-15-16                                      6.40           546,000                551,460
Williams Companies
   Sr Nts
      07-15-19                                      7.63         1,599,000              1,710,930
                                                                                  ---------------
Total                                                                                   7,394,729
-------------------------------------------------------------------------------------------------

HEALTH CARE (0.4%)
Cardinal Health
      06-15-15                                      4.00         7,850,000              6,960,045
Community Health Systems
   Sr Sub Nts
      12-15-12                                      6.50           165,000                162,525
HCA
  Secured
      11-15-14                                      9.13           130,000(d)             138,450
      11-15-16                                      9.25           570,000(d)             608,475

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
HEALTH CARE (CONT.)
Omnicare
   Sr Sub Nts
      12-15-13                                      6.75%   $      850,000        $       839,375
      12-15-15                                      6.88         1,040,000              1,027,000
Triad Hospitals
   Sr Nts
      05-15-12                                      7.00           435,000                442,613
Triad Hospitals
   Sr Sub Nts
      11-15-13                                      7.00           550,000                553,438
                                                                                  ---------------
Total                                                                                  10,731,921
-------------------------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.2%)
CIGNA
   Sr Unsecured
      11-15-36                                      6.15         6,435,000              6,371,165
-------------------------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.8%)
Chesapeake Energy
      08-15-17                                      6.50           620,000                606,050
Denbury Resources
   Sr Sub Nts
      12-15-15                                      7.50            80,000                 81,200
EnCana
   Sr Nts
      10-15-13                                      4.75         5,200,000(c)           4,944,524
Pioneer Natural Resources
      05-01-18                                      6.88         2,755,000              2,679,816
Range Resources
      03-15-15                                      6.38           795,000                775,125
      05-15-16                                      7.50           160,000                164,000
XTO Energy
      01-31-15                                      5.00         9,385,000              8,911,837
XTO Energy
   Sr Unsecured
      06-30-15                                      5.30         5,130,000              4,963,239
                                                                                  ---------------
Total                                                                                  23,125,791
-------------------------------------------------------------------------------------------------

LIFE INSURANCE (0.4%)
Prudential Financial
      12-14-36                                      5.70        11,680,000             11,332,803
-------------------------------------------------------------------------------------------------

MEDIA CABLE (--%)
Videotron Ltee
      01-15-14                                      6.88           855,000(c)             860,344
-------------------------------------------------------------------------------------------------

MEDIA NON CABLE (0.3%)
Clear Channel Communications
   Sr Nts
      09-15-14                                      5.50         1,255,000              1,058,668
Dex Media West LLC/Finance
   Sr Nts Series B
      08-15-10                                      8.50           335,000                347,981
Gray Television
      12-15-11                                      9.25            25,000                 26,156
Idearc
   Sr Nts
      11-15-16                                      8.00           720,000(d)             733,500
Lamar Media
      01-01-13                                      7.25           216,000                220,050

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
MEDIA NON CABLE (CONT.)
News America
      12-15-35                                      6.40%   $    4,140,000        $     4,112,816
Radio One
   Series B
      07-01-11                                      8.88           535,000                552,388
RH Donnelley
   Sr Disc Nts Series A-1
      01-15-13                                      6.88           595,000                570,456
Sinclair Broadcast Group
      03-15-12                                      8.00           585,000                604,013
Sun Media
      02-15-13                                      7.63           400,000(c)             405,500
                                                                                  ---------------
Total                                                                                   8,631,528
-------------------------------------------------------------------------------------------------

METALS (0.2%)
Reliance Steel & Aluminum
      11-15-16                                      6.20         1,405,000(d)           1,395,678
      11-15-36                                      6.85         3,050,000(d)           2,995,482
                                                                                  ---------------
Total                                                                                   4,391,160
-------------------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.2%)
Halliburton
   Sr Unsecured
      10-15-10                                      5.50         3,010,000              3,004,651
OPTI Canada
      12-15-14                                      8.25           950,000(c,d)           971,375
Pride Intl
   Sr Nts
      07-15-14                                      7.38         1,020,000              1,053,150
                                                                                  ---------------
Total                                                                                   5,029,176
-------------------------------------------------------------------------------------------------

PAPER (0.1%)
Cascades
   Sr Nts
      02-15-13                                      7.25            90,000(c)              89,775
Georgia-Pacific
      01-15-17                                      7.13         2,285,000(d)           2,279,288
Norampac
   Sr Nts
      06-01-13                                      6.75           150,000(c)             145,875
                                                                                  ---------------
Total                                                                                   2,514,938
-------------------------------------------------------------------------------------------------

RETAILERS (1.0%)
Home Depot
   Sr Unsecured
      03-01-16                                      5.40         3,390,000              3,315,576
      12-16-36                                      5.88        11,740,000             11,520,743
May Department Stores
      07-15-09                                      4.80         9,636,000              9,482,258
United Auto Group
      03-15-12                                      9.63           490,000                515,113
United Auto Group
   Sr Sub Nts
      12-15-16                                      7.75           910,000(d)             911,138
Wal-Mart Stores
   09-01-35                                         5.25         1,530,000              1,404,997
                                                                                  ---------------
Total                                                                                  27,149,825
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 173

RiverSource VP - Diversified Bond Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
TECHNOLOGY (--%)
NXP Funding LLC
   Secured
      10-15-13                                      8.12%   $      855,000(b,c,d) $       867,825
-------------------------------------------------------------------------------------------------

WIRELESS (1.2%)
American Tower
   Sr Nts
      10-15-12                                      7.13           160,000                164,400
Nextel Communications
   Series F
      03-15-14                                      5.95        34,660,000             33,752,463
                                                                                  ---------------
Total                                                                                  33,916,863
-------------------------------------------------------------------------------------------------

WIRELINES (2.8%)
Qwest
      03-15-12                                      8.88           695,000                774,056
Qwest
   Sr Unsecured
      10-01-14                                      7.50         1,730,000              1,833,800
Telecom Italia Capital
      10-01-15                                      5.25        17,950,000(c)          16,767,257
TELUS
      06-01-11                                      8.00        19,070,000(c)          20,853,750
Valor Telecommunications Enterprises LLC/Finance
      02-15-15                                      7.75           160,000                172,200
Verizon New York
   Series A
      04-01-12                                      6.88        18,065,000             18,728,292

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
WIRELINES (CONT.)
Verizon Pennsylvania
   Series A
      11-15-11                                      5.65%   $   15,843,000        $    15,914,294
Windstream
   Sr Nts
      08-01-16                                      8.63         1,995,000(d)           2,184,525
                                                                                  ---------------
Total                                                                                  77,228,174
-------------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $2,764,355,641)                                                            $ 2,757,279,974
-------------------------------------------------------------------------------------------------

SENIOR LOANS (0.8%)(p)

BORROWER                                           COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
AUTOMOTIVE (--%)
Ford Motor
   Tranche B Term Loan
      11-29-13                                      8.36%   $    1,315,000(e)     $     1,317,262
-------------------------------------------------------------------------------------------------

HEALTH CARE (0.3%)
HCA
   Tranche B Term Loan
      11-14-13                                      7.86         7,960,000              8,044,615
-------------------------------------------------------------------------------------------------

MEDIA NON CABLE (0.1%)
VNU
   Tranche B Term Loan
      08-09-13                                      8.13         3,760,000(c,e)         3,785,869
-------------------------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)

BORROWER                                           COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
PAPER (0.2%)
Georgia Pacific
   2nd Lien Tranche C Term Loan
      12-23-13                                      8.35%   $    4,380,000(e)     $     4,386,570
-------------------------------------------------------------------------------------------------

RETAILERS (0.1%)
Michaels Stores
   Tranche B Term Loan
      10-31-13                                      8.38         2,100,000              2,111,718
-------------------------------------------------------------------------------------------------

TECHNOLOGY (0.1%)
West Corp
   Tranche B Term Loan
      10-24-13                                      8.10         2,505,000(e)           2,506,177
-------------------------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $22,092,512)                                                               $    22,152,211
-------------------------------------------------------------------------------------------------

MONEY MARKET FUND (13.4%)(h)

                                                                  SHARES              VALUE(a)
RiverSource Short-Term
   Cash Fund                                                   367,744,020(i)     $   367,744,020
-------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $367,744,020)                                                              $   367,744,020
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $3,154,192,173)(q)                                                         $ 3,147,176,205
=================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2006.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2006, the value of foreign securities represented 2.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2006, the value of these securities amounted to $108,751,948 or 4.0% of net assets.

(e) At Dec. 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $325,676,209.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation.
      Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Dec. 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(h) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 3.8% of net assets. See
      Note 6 to the financial statements. 9.6% of net assets is the Fund's cash equivalent position.

(i)   Affiliated Money Market Fund -- See Note 10 to the financial statements.

(j)   Identifies issues considered to be illiquid as to their marketability
      (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's
      Board of Directors. Information concerning such security holdings at Dec. 31, 2006, is as follows:

                                             ACQUISITION
      SECURITY                                  DATE                      COST
      ------------------------------------------------------------------------
      United Artists Theatre Circuit
         9.30% 2015                            12-08-95             $2,497,893


------------------------------------------------------------------------------

174 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

NOTES TO INVESTMENTS IN SECURITIES

(k) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

      TYPE OF SECURITY                                        NOTIONAL AMOUNT
      ------------------------------------------------------------------------
      PURCHASE CONTRACTS
      U.S. Long Bond, March 2007, 20-year                       $  39,900,000
      U.S. Treasury Note, March 2007, 5-year                      127,500,000
      U.S. Treasury Note, March 2007, 10-year                      41,800,000

      SALE CONTRACTS
      U.S. Treasury Note, March 2007, 2-year                       20,400,000

(l) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2006.

(m) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2006.

(n) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC -- Ambac Assurance Corporation
      MBIA  -- MBIA Insurance Corporation

(o) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(p) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(q) At Dec. 31, 2006, the cost of securities for federal income tax purposes was $3,157,169,200 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                   $  10,835,117
      Unrealized depreciation                                     (20,828,112)
      ------------------------------------------------------------------------
      Net unrealized depreciation                               $  (9,992,995)
      ------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's
      Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330);
      and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form
      N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 175

INVESTMENTS IN SECURITIES

RiverSource VP - Diversified Equity Income Fund

DEC. 31, 2006

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (98.4%)

ISSUER                                                            SHARES              VALUE(a)
AEROSPACE & DEFENSE (1.5%)
Goodrich                                                           265,004        $    12,070,932
Honeywell Intl                                                     443,503             20,064,076
United Technologies                                                329,224             20,583,084
                                                                                  ---------------
Total                                                                                  52,718,092
-------------------------------------------------------------------------------------------------

AIRLINES (1.1%)
AMR                                                                529,696(b,d)        16,012,710
Continental Airlines Cl B                                          183,417(b)           7,565,951
UAL                                                                 55,965(b)           2,462,460
US Airways Group                                                   213,000(b)          11,470,050
                                                                                  ---------------
Total                                                                                  37,511,171
-------------------------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Ballard Power Systems                                              411,755(b,c,d)       2,342,886
-------------------------------------------------------------------------------------------------

AUTOMOBILES (0.5%)
Ford Motor                                                       1,645,838(d)          12,360,243
General Motors                                                     197,929              6,080,379
                                                                                  ---------------
Total                                                                                  18,440,622
-------------------------------------------------------------------------------------------------

BEVERAGES (0.5%)
Coca-Cola                                                          351,188             16,944,821
-------------------------------------------------------------------------------------------------

BUILDING PRODUCTS (--%)
Ameron Intl                                                          2,628                200,700
-------------------------------------------------------------------------------------------------

CAPITAL MARKETS (1.6%)
Bank of New York                                                   631,558             24,864,439
Merrill Lynch & Co                                                 226,454             21,082,867
Morgan Stanley                                                     127,477             10,380,452
                                                                                  ---------------
Total                                                                                  56,327,758
-------------------------------------------------------------------------------------------------

CHEMICALS (2.5%)
Air Products & Chemicals                                           138,923              9,763,508
Arkema ADR                                                           6,933(b,c)           355,906
Dow Chemical                                                       687,517             27,459,429
EI du Pont de
   Nemours & Co                                                    982,523             47,858,696
                                                                                  ---------------
Total                                                                                  85,437,539
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.5%)
US Bancorp                                                         377,360             13,656,658
Wachovia                                                           389,455             22,179,462
Wells Fargo & Co                                                   435,926             15,501,529
                                                                                  ---------------
Total                                                                                  51,337,649
-------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.6%)
Pitney Bowes                                                       138,191              6,383,042
Waste Management                                                   397,830             14,628,209
                                                                                  ---------------
Total                                                                                  21,011,251
-------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.0%)
Hewlett-Packard                                                    842,414             34,699,033
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                            SHARES               VALUE(a)
CONSTRUCTION & ENGINEERING (0.5%)
Fluor                                                              155,972        $    12,735,113
Insituform
   Technologies Cl A                                               136,832(b)           3,538,476
                                                                                  ---------------
Total                                                                                  16,273,589
-------------------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.6%)
Hanson ADR                                                         250,531(c)          18,962,691
-------------------------------------------------------------------------------------------------

CONSUMER FINANCE (0.3%)
Capital One Financial                                              146,462             11,251,211
-------------------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
Packaging Corp of America                                          252,097              5,571,344
-------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (6.3%)
Bank of America                                                  2,065,671            110,286,175
Citigroup                                                        1,913,579            106,586,350
                                                                                  ---------------
Total                                                                                 216,872,525
-------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (7.7%)
AT&T                                                             2,549,285             91,136,922
BellSouth                                                        1,021,776             48,135,867
BT Group                                                         4,127,944(c)          24,370,032
Embarq                                                             336,575             17,690,382
Telefonos de Mexico ADR
   Series L                                                      1,811,301(c)          51,151,140
Verizon Communications                                             949,917             35,374,909
                                                                                  ---------------
Total                                                                                 267,859,252
-------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.9%)
Edison Intl                                                        182,485              8,299,418
Exelon                                                             260,956             16,150,567
FirstEnergy                                                        277,038             16,705,391
FPL Group                                                          596,005             32,434,592
PPL                                                                227,040              8,137,114
Southern                                                           466,723             17,203,410
                                                                                  ---------------
Total                                                                                  98,930,492
-------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.8%)
ABB ADR                                                            607,575(c)          10,924,199
Cooper Inds Cl A                                                    91,296              8,255,897
Energy Conversion Devices                                           70,996(b)           2,412,444
FuelCell Energy                                                    210,743(b,d)         1,361,400
Hubbell Cl B                                                        79,139              3,577,874
Plug Power                                                         356,478(b)           1,386,699
                                                                                  ---------------
Total                                                                                  27,918,513
-------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (4.2%)
Baker Hughes                                                       520,785             38,881,808
GlobalSantaFe                                                      463,394             27,238,299
Halliburton                                                      1,297,347             40,282,625
Schlumberger                                                       509,528             32,181,788
Tidewater                                                          105,725              5,112,861
                                                                                  ---------------
Total                                                                                 143,697,381
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                            SHARES              VALUE(a)
FOOD & STAPLES RETAILING (0.4%)
Wal-Mart Stores                                                    323,381        $    14,933,735
-------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Boston Scientific                                                  437,509(b)           7,516,405
-------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.4%)
Caremark Rx                                                        170,204              9,720,350
CIGNA                                                               92,441             12,162,463
Health Net                                                         211,184(b)          10,276,214
Humana                                                             128,769(b)           7,122,213
Tenet Healthcare                                                 1,095,927(b)           7,638,611
                                                                                  ---------------
Total                                                                                  46,919,851
-------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.0%)
Royal Caribbean Cruises                                            512,785             21,219,044
Starwood Hotels &
   Resorts Worldwide                                               139,658              8,728,625
Wyndham Worldwide                                                  173,920(b)           5,568,918
                                                                                  ---------------
Total                                                                                  35,516,587
-------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.7%)
Whirlpool                                                          273,021             22,666,203
-------------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (5.3%)
3M                                                                 334,073             26,034,309
General Electric                                                 1,590,818             59,194,338
McDermott Intl                                                   1,608,382(b)          81,802,308
Textron                                                            166,590             15,621,144
                                                                                  ---------------
Total                                                                                 182,652,099
-------------------------------------------------------------------------------------------------

INSURANCE (17.4%)
ACE                                                              1,192,250(c)          72,214,583
Allstate                                                           620,254             40,384,738
American Intl Group                                                524,386             37,577,501
Aon                                                                738,190             26,087,635
Axis Capital Holdings                                              545,507(c)          18,203,569
Endurance Specialty
   Holdings                                                        591,237(c)          21,627,449
Everest Re Group                                                    86,113(c)           8,448,546
Hartford Financial
   Services Group                                                   84,169              7,853,809
Lincoln Natl                                                       493,872             32,793,101
Loews                                                            1,239,787             51,413,967
Marsh & McLennan
   Companies                                                     1,374,407             42,139,319
Montpelier Re Holdings                                             896,923(c)          16,691,737
PartnerRe                                                          160,780(c)          11,420,203
RenaissanceRe Holdings                                             335,564(c)          20,133,840
Safeco                                                             297,702             18,621,260
St. Paul Travelers
   Companies                                                     1,554,964             83,486,018
Torchmark                                                          244,662             15,599,649
UnumProvident                                                      357,201              7,422,637
XL Capital Cl A                                                    972,164(c)          70,015,251
                                                                                  ---------------
Total                                                                                 602,134,812
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

176 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Diversified Equity Income Fund

ISSUER                                                             SHARES             VALUE(a)
IT SERVICES (1.2%)
Computer Sciences                                                  278,479(b)     $    14,862,424
Electronic Data Systems                                            953,061             26,256,831
                                                                                  ---------------
Total                                                                                  41,119,255
-------------------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.5%)
Eastman Kodak                                                      648,421(d)          16,729,262
-------------------------------------------------------------------------------------------------

MACHINERY (5.5%)
Caterpillar                                                      1,073,892             65,861,796
Deere & Co                                                         430,774             40,953,684
Eaton                                                              245,422             18,441,009
Illinois Tool Works                                                674,163             31,139,589
Ingersoll-Rand Cl A                                                455,171(c)          17,810,841
Parker Hannifin                                                    178,145             13,695,788
                                                                                  ---------------
Total                                                                                 187,902,707
-------------------------------------------------------------------------------------------------

MEDIA (1.3%)
CBS Cl B                                                           443,074             13,815,048
Comcast Cl A                                                       167,073(b)           7,072,200
Gannett                                                            135,417              8,187,312
Idearc                                                             125,103(b)           3,584,201
Time Warner                                                        545,344             11,877,592
                                                                                  ---------------
Total                                                                                  44,536,353
-------------------------------------------------------------------------------------------------

METALS & MINING (0.4%)
Alcoa                                                              455,426             13,667,334
-------------------------------------------------------------------------------------------------

MULTILINE RETAIL (0.4%)
Federated Department
   Stores                                                          331,860             12,653,822
-------------------------------------------------------------------------------------------------

MULTI-UTILITIES (1.4%)
Dominion Resources                                                 193,326             16,208,452
Duke Energy                                                        530,375             17,613,753
NiSource                                                           563,037             13,569,192
                                                                                  ---------------
Total                                                                                  47,391,397
-------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (9.8%)
Anadarko Petroleum                                                 148,215              6,450,317
Apache                                                             173,224             11,521,128
BP ADR                                                             274,536(c)          18,421,366
Chevron                                                            806,239             59,282,739
ConocoPhillips                                                     660,005             47,487,360
Devon Energy                                                        77,265              5,182,936
EnCana                                                             175,100(c)           8,045,845
Exxon Mobil                                                        925,435             70,916,084
Marathon Oil                                                       505,191             46,730,168
Petroleo Brasileiro ADR                                            248,945(c)          25,638,846
Pioneer Natural Resources                                          239,444              9,503,532
Repsol YPF ADR                                                     394,034(c)          13,594,173
Total ADR                                                          270,398(c)          19,447,024
                                                                                  ---------------
Total                                                                                 342,221,518
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
PAPER & FOREST PRODUCTS (1.1%)
Intl Paper                                                         802,600        $    27,368,660
Weyerhaeuser                                                       171,207             12,095,775
                                                                                  ---------------
Total                                                                                  39,464,435
-------------------------------------------------------------------------------------------------

PHARMACEUTICALS (6.4%)
Abbott Laboratories                                                363,552             17,708,618
Bristol-Myers Squibb                                               542,410             14,276,231
Eli Lilly & Co                                                     284,207             14,807,185
Merck & Co                                                       1,013,450             44,186,420
Pfizer                                                           3,624,401             93,871,986
Wyeth                                                              693,819             35,329,263
                                                                                  ---------------
Total                                                                                 220,179,703
-------------------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.2%)
Realogy                                                            217,973(b)           6,608,941
-------------------------------------------------------------------------------------------------

ROAD & RAIL (1.1%)
Burlington Northern
   Santa Fe                                                        284,118             20,970,750
Union Pacific                                                      189,271             17,416,717
                                                                                  ---------------
Total                                                                                  38,387,467
-------------------------------------------------------------------------------------------------

SOFTWARE (1.2%)
Microsoft                                                        1,394,664             41,644,667
-------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.8%)
Home Depot                                                         686,246             27,559,639
-------------------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.7%)
Fannie Mae                                                         972,236             57,741,096
-------------------------------------------------------------------------------------------------

TOBACCO (3.8%)
Altria Group                                                       857,766             73,613,479
Loews-Carolina Group                                               863,752(f)          55,902,029
                                                                                  ---------------
Total                                                                                 129,515,508
-------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Sprint Nextel                                                    1,404,626             26,533,385
-------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $2,852,659,151)                                                            $ 3,390,504,701
-------------------------------------------------------------------------------------------------

PREFERRED STOCKS (0.2%)

ISSUER                                                              SHARES             VALUE(a)
Schering-Plough
   6.00% Cv                                                         90,800        $     5,176,054
-------------------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $4,618,602)                                                                $     5,176,054
-------------------------------------------------------------------------------------------------

BONDS (0.5%)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
Qwest Communications Intl
   Sr Unsecured
      11-15-25                                      3.50%   $   11,672,000        $    18,329,475
-------------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $11,672,000)                                                               $    18,329,475
-------------------------------------------------------------------------------------------------

MONEY MARKET FUND (2.0%)(e)

                                                                   SHARES             VALUE(a)
RiverSource Short-Term
   Cash Fund                                                    68,382,998(g)     $    68,382,998
-------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $68,382,998)                                                               $    68,382,998
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,937,332,751)(h)                                                         $ 3,482,393,228
=================================================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 177

RiverSource VP - Diversified Equity Income Fund

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2006, the value of foreign securities represented 13.1% of net assets.

(d) At Dec. 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.6% of net assets. See
      Note 6 to the financial statements. 1.4% of net assets is the Fund's cash equivalent position.

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(g)   Affiliated Money Market Fund -- See Note 10 to the financial statements.

(h) At Dec. 31, 2006, the cost of securities for federal income tax purposes was $2,941,817,811 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                   $ 564,126,344
      Unrealized depreciation                                     (23,550,927)
      ------------------------------------------------------------------------
      Net unrealized appreciation                               $ 540,575,417
      ------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

178 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Emerging Markets Fund

DEC. 31, 2006

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (92.2%)(c)

ISSUER                                                             SHARES             VALUE(a)
ARGENTINA (1.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES (--%)
Telecom Argentina ADR                                                   14(b)     $           280
-------------------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.0%)
IRSA Inversiones y
   Representaciones GDR                                            319,823(b)           5,408,207
-------------------------------------------------------------------------------------------------

BERMUDA (1.2%)
MEDIA (0.5%)
Central European Media
   Enterprises Series A                                             40,226(b)           2,815,820
-------------------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.7%)
Hongkong Land Holdings                                             943,000              3,753,140
-------------------------------------------------------------------------------------------------

BRAZIL (14.1%)
BEVERAGES (0.9%)
AmBev ADR                                                          104,789              5,113,703
-------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.4%)
Cia Energetica de Minas
   Gerais ADR                                                      106,865              5,150,893
Terna Participacoes Unit                                           231,172(b)           2,610,461
                                                                                  ---------------
Total                                                                                   7,761,354
-------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.4%)
Cyrela Brazil Realty                                               465,000              4,442,578
Gafisa                                                             206,500(b)           3,090,437
                                                                                  ---------------
Total                                                                                   7,533,015
-------------------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.0%)
Submarino                                                          167,300              5,486,518
-------------------------------------------------------------------------------------------------

METALS & MINING (3.6%)
Companhia Vale do
   Rio Doce ADR                                                    650,916             19,358,242
-------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.1%)
Petroleo Brasileiro ADR                                            163,085             16,796,124
-------------------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.5%)
Aracruz Celulose ADR                                               131,509              8,053,611
-------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.2%)
Tim Participacoes                                              230,074,000              1,355,089
Tim Participacoes ADR                                              155,477              5,382,613
                                                                                  ---------------
Total                                                                                   6,737,702
-------------------------------------------------------------------------------------------------

CANADA (0.8%)
METALS & MINING
Aur Resources                                                      137,800              2,867,091
Corriente Resources                                                407,000(b)           1,431,132
                                                                                  ---------------
Total                                                                                   4,298,223
-------------------------------------------------------------------------------------------------

CHILE (2.7%)
COMMERCIAL BANKS (2.0%)
Banco Santander Chile ADR                                          225,515             10,860,802
-------------------------------------------------------------------------------------------------

METALS & MINING (0.7%)
Antofagasta                                                        397,400              3,960,779
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
CHINA (4.0%)
COMMERCIAL BANKS (3.1%)
China Merchants
   Bank Series H                                                 1,866,662(b)     $     3,955,179
Industrial & Commercial
   Bank of China Series H                                       20,988,971(b)          13,034,113
                                                                                  ---------------
Total                                                                                  16,989,292
-------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.9%)
China Coal Energy Series H                                         562,000(b)             364,898
China Shenhua
   Energy Series H                                               1,803,000              4,339,551
                                                                                  ---------------
Total                                                                                   4,704,449
-------------------------------------------------------------------------------------------------

COLOMBIA (1.0%)
COMMERCIAL BANKS
BanColombia ADR                                                    171,759              5,350,293
-------------------------------------------------------------------------------------------------

HONG KONG (6.3%)
COMMERCIAL BANKS (1.0%)
Bank of East Asia                                                  949,400              5,376,979
-------------------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.8%)
Lee & Man Paper Mfg                                              1,800,000              4,420,273
-------------------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.0%)
China Overseas Land &
   Investment                                                    3,976,000              5,336,913
-------------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.6%)
Prime Success Intl Group                                         3,683,066              3,423,663
-------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.9%)
China Mobile                                                     1,846,500             15,953,715
-------------------------------------------------------------------------------------------------

HUNGARY (1.0%)
OIL, GAS & CONSUMABLE FUELS
MOL Magyar Olaj-es Gazipari                                         47,062              5,346,548
-------------------------------------------------------------------------------------------------

INDIA (2.1%)
ELECTRICAL EQUIPMENT (0.4%)
Suzlon Energy                                                       78,080              2,302,085
-------------------------------------------------------------------------------------------------

FOOD PRODUCTS (0.3%)
Bajaj Hindusthan                                                   361,463              1,796,493
-------------------------------------------------------------------------------------------------

IT SERVICES (1.4%)
Satyam Computer Services                                           662,301              7,234,353
-------------------------------------------------------------------------------------------------

INDONESIA (2.1%)
AUTOMOBILES (0.7%)
PT Astra Intl                                                    2,322,500              4,061,215
-------------------------------------------------------------------------------------------------

GAS UTILITIES (0.8%)
Perusahaan Gas Negara                                            3,133,500              4,065,059
-------------------------------------------------------------------------------------------------

MARINE (0.6%)
Berlian Laju Tanker                                             18,541,000(b)           3,507,659
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
LUXEMBOURG (2.3%)
ENERGY EQUIPMENT & SERVICES (1.2%)
Tenaris ADR                                                        134,085        $     6,689,500
-------------------------------------------------------------------------------------------------

METALS & MINING (1.1%)
Ternium ADR                                                        196,138(b)           5,799,801
-------------------------------------------------------------------------------------------------

MALAYSIA (0.7%)
WIRELESS TELECOMMUNICATION SERVICES
Maxis Communications                                             1,403,600              4,060,329
-------------------------------------------------------------------------------------------------

MEXICO (8.6%)
COMMERCIAL BANKS (1.4%)
Grupo Financiero
   Banorte Series O                                              1,976,000              7,731,649
-------------------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.3%)
CEMEX ADR                                                          218,068(b)           7,377,240
-------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.1%)
Wal-Mart de Mexico
   Series V                                                      1,353,700              5,960,072
-------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.9%)
Corporacion GEO Series B                                         1,036,000(b)           5,191,804
-------------------------------------------------------------------------------------------------

MEDIA (1.1%)
Grupo Televisa ADR                                                 221,353              5,978,745
-------------------------------------------------------------------------------------------------

MULTILINE RETAIL (0.4%)
Grupo Famsa                                                        459,800(b)           2,065,722
-------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.4%)
America Movil ADR Series L                                         280,240             12,672,453
-------------------------------------------------------------------------------------------------

NETHERLANDS (0.5%)
BEVERAGES
Efes Breweries Intl GDR                                             88,368(b,d,e)       2,969,165
-------------------------------------------------------------------------------------------------

PERU (1.3%)
METALS & MINING
Hochschild Mining                                                  914,240(b)           7,232,302
-------------------------------------------------------------------------------------------------

PHILIPPINE ISLANDS (0.6%)
REAL ESTATE MANAGEMENT & DEVELOPMENT
Ayala Land                                                      10,831,940              3,371,853
-------------------------------------------------------------------------------------------------

POLAND (0.7%)
DIVERSIFIED TELECOMMUNICATION SERVICES
Telekomunikacja Polska                                             471,548              3,990,247
-------------------------------------------------------------------------------------------------

RUSSIA (13.8%)
COMMERCIAL BANKS (2.5%)
Sberbank                                                             3,925             13,541,250
-------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.3%)
Sayano-Shushenskaya
   Hydro-Power Station                                           1,323,634              1,633,923
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 179

RiverSource VP - Emerging Markets Fund

ISSUER                                                              SHARES            VALUE(a)
RUSSIA (CONT.)
ENERGY EQUIPMENT & SERVICES (1.1%)
TMK OAO GDR                                                        181,609(b,d,e) $     5,956,775
TMK OAO Series S                                                         3(b)                  25
                                                                                  ---------------
Total                                                                                   5,956,800
-------------------------------------------------------------------------------------------------

MEDIA (0.8%)
CTC Media                                                          186,942(b)           4,488,477
-------------------------------------------------------------------------------------------------

METALS & MINING (1.1%)
MMC Norilsk Nickel ADR                                              37,116             5,864,328
------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (5.8%)
Gazprom ADR                                                        588,577             27,074,541
LUKOIL ADR                                                          57,723              5,076,738
                                                                                  ---------------
Total                                                                                  32,151,279
-------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.2%)
Mobile Telesystems ADR                                             124,509              6,249,106
Vimpel-Communications ADR                                           71,966(b)           5,681,716
                                                                                  ---------------
Total                                                                                  11,930,822
-------------------------------------------------------------------------------------------------

SINGAPORE (1.3%)
INDUSTRIAL CONGLOMERATES
Keppel                                                             632,000              7,256,312
-------------------------------------------------------------------------------------------------

SOUTH AFRICA (5.7%)
FOOD & STAPLES RETAILING (1.0%)
Massmart Holdings                                                  536,577              5,383,947
-------------------------------------------------------------------------------------------------

MEDIA (2.1%)
Naspers Series N                                                   492,824             11,693,150
-------------------------------------------------------------------------------------------------

METALS & MINING (2.6%)
Anglo Platinum                                                      30,582              3,741,851
Impala Platinum Holdings                                           392,916             10,333,539
                                                                                  ---------------
Total                                                                                  14,075,390
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
SOUTH KOREA (10.7%)
COMMERCIAL BANKS (2.8%)
Kookmin Bank                                                       125,317        $    10,081,160
Shinhan Financial Group                                            100,270              5,124,072
                                                                                  ---------------
Total                                                                                  15,205,232
-------------------------------------------------------------------------------------------------

MACHINERY (1.5%)
Doosan Infracore                                                   221,810              5,006,614
Hyundai Heavy Inds                                                  24,461              3,303,535
                                                                                  ---------------
Total                                                                                   8,310,149
-------------------------------------------------------------------------------------------------

MULTILINE RETAIL (0.9%)
Hyundai Department Store                                            55,128              4,962,833
-------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.8%)
SK                                                                  54,048              4,239,537
-------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.7%)
Hynix Semiconductor                                                137,023(b)           5,344,917
Samsung Electronics                                                 31,358             20,582,183
                                                                                  ---------------
Total                                                                                  25,927,100
-------------------------------------------------------------------------------------------------

TAIWAN (8.5%)
COMMUNICATIONS EQUIPMENT (0.6%)
Compal Communications                                            1,017,000              3,308,332
-------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.9%)
Delta Electronics                                                1,685,000              5,429,646
Hon Hai Precision Industry                                       1,183,728              8,446,117
Tripod Technology                                                  582,000              2,089,735
                                                                                  ---------------
Total                                                                                  15,965,498
-------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Chong Hong Construction                                            846,223              2,290,528
-------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.6%)
MediaTek                                                           196,900              2,036,376
Powertech Technology                                               775,000              3,234,617
Taiwan Semiconductor
   Mfg                                                           7,942,227             16,452,365
Vanguard Intl
   Semiconductor                                                 4,687,000              3,516,868
                                                                                  ---------------
Total                                                                                  25,240,226
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES              VALUE(a)
THAILAND (0.5%)
HEALTH CARE PROVIDERS & SERVICES
Bumrungrad Hospital                                              2,560,300        $     2,725,942
-------------------------------------------------------------------------------------------------

TURKEY (0.7%)
COMMERCIAL BANKS
Turkiye Garanti
   Bankasi Unit                                                  1,188,328              3,930,578
-------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $419,402,407)                                                              $   504,979,024
-------------------------------------------------------------------------------------------------

PREFERRED STOCKS (2.6%)(C)

ISSUER                                                            SHARES               VALUE(a)
BRAZIL (1.5%)
Eletropaulo Metropolitana
   de Sao Paulo Series B                                       163,542,000(b)     $     8,352,581
-------------------------------------------------------------------------------------------------

RUSSIA (1.1%)
Transneft                                                            2,564              5,884,380
-------------------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $11,034,746)                                                               $    14,236,961
-------------------------------------------------------------------------------------------------

MONEY MARKET FUND (4.9%)

                                                                   SHARES             VALUE(a)
RiverSource Short-Term
   Cash Fund                                                    26,987,118(f)     $    26,987,118
-------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $26,987,118)                                                               $    26,987,118
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $457,424,271)(g)                                                           $   546,203,103
=================================================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

180 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Emerging Markets Fund

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2006, the value of these securities amounted to $8,925,940 or 1.6% of net assets.

(e) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Dec. 31, 2006, is as follows:

                                                  ACQUISITION
      SECURITY                                       DATES                     COST
      --------------------------------------------------------------------------------
      Efes Breweries Intl GDR*               10-15-04 thru 11-09-06         $2,552,311
      TMK OAO GDR*                                  10-31-06                 3,922,754

      * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f)   Affiliated Money Market Fund -- See Note 10 to the financial statements.

(g) At Dec. 31, 2006, the cost of securities for federal income tax purposes was $458,808,501 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                             $90,955,335
      Unrealized depreciation                                              (3,560,733)
      --------------------------------------------------------------------------------
      Net unrealized appreciation                                         $87,394,602
      --------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 181

INVESTMENTS IN SECURITIES

RiverSource VP - Fundamental Value Fund

DEC. 31, 2006

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (96.3%)

ISSUER                                                              SHARES            VALUE(a)
AIR FREIGHT & LOGISTICS (0.5%)
United Parcel Service Cl B                                          24,750        $     1,855,755
-------------------------------------------------------------------------------------------------

AUTOMOBILES (2.0%)
Harley-Davidson                                                    112,120              7,901,096
-------------------------------------------------------------------------------------------------

BEVERAGES (2.0%)
Diageo ADR                                                          63,730(c)           5,054,427
Heineken Holding                                                    66,566(c)           2,706,306
                                                                                  ---------------
Total                                                                                   7,760,733
-------------------------------------------------------------------------------------------------

CAPITAL MARKETS (1.3%)
Mellon Financial                                                    42,500              1,791,375
Morgan Stanley                                                      34,500              2,809,335
State Street                                                        10,230                689,911
                                                                                  ---------------
Total                                                                                   5,290,621
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (8.3%)
Commerce Bancorp                                                    63,410              2,236,471
HSBC Holdings ADR                                                  119,359(c)          10,939,251
Wachovia                                                           169,028              9,626,145
Wells Fargo & Co                                                   282,310             10,038,944
                                                                                  ---------------
Total                                                                                  32,840,811
-------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.2%)
Nokia ADR                                                           44,610(c)             906,475
-------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.3%)
Dell                                                                97,580(b)           2,448,282
Hewlett-Packard                                                     62,670              2,581,378
                                                                                  ---------------
Total                                                                                   5,029,660
-------------------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.5%)
Martin Marietta Materials                                           30,960              3,217,053
Vulcan Materials                                                    31,280              2,811,134
                                                                                  ---------------
Total                                                                                   6,028,187
-------------------------------------------------------------------------------------------------

CONSUMER FINANCE (4.7%)
American Express                                                   306,590             18,600,815
-------------------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (2.2%)
Sealed Air                                                         132,080              8,574,634
-------------------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (1.3%)
Apollo Group Cl A                                                   24,600(b)             958,662
H&R Block                                                          179,280              4,130,611
                                                                                  ---------------
Total                                                                                   5,089,273
-------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (7.8%)
Citigroup                                                          161,660              9,004,462
JPMorgan Chase & Co                                                345,900             16,706,970
Moody's                                                             77,730              5,368,034
                                                                                  ---------------
Total                                                                                  31,079,466
-------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.8%)
Transocean                                                          40,720(b)           3,293,841
-------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (5.5%)
Costco Wholesale                                                   277,900             14,692,573
Wal-Mart Stores                                                    157,330              7,265,499
                                                                                  ---------------
Total                                                                                  21,958,072
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                              SHARES            VALUE(a)
FOOD PRODUCTS (0.5%)
Hershey                                                             43,360        $     2,159,328
-------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.5%)
Cardinal Health                                                     53,220              3,428,965
Caremark Rx                                                         89,240              5,096,496
Express Scripts                                                     20,600(b)           1,474,960
UnitedHealth Group                                                  74,700              4,013,631
                                                                                  ---------------
Total                                                                                  14,014,052
-------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.2%)
Hunter Douglas                                                      10,770(c)             865,778
-------------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.1%)
Procter & Gamble                                                    67,100              4,312,517
-------------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (4.3%)
Tyco Intl                                                          558,440(c)          16,976,576
-------------------------------------------------------------------------------------------------

INSURANCE (14.5%)
Ambac Financial Group                                                2,800                249,396
American Intl Group                                                249,400             17,872,004
Aon                                                                 72,390              2,558,263
Berkshire Hathaway Cl B                                              3,765(b)          13,802,490
Chubb                                                               19,210              1,016,401
Loews                                                              203,370              8,433,754
Markel                                                                 720(b)             345,672
Principal Financial Group                                           21,590              1,267,333
Progressive                                                        350,440              8,487,657
Sun Life Financial                                                  13,130(c)             556,056
Transatlantic Holdings                                              42,040              2,610,684
                                                                                  ---------------
Total                                                                                  57,199,710
-------------------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.3%)
Amazon.com                                                          67,300(b)           2,655,658
Expedia                                                             24,770(b)             519,675
IAC/InterActiveCorp                                                 24,390(b)             906,332
Liberty Media -
   Interactive Cl A                                                 57,250(b,d)         1,234,883
                                                                                  ---------------
Total                                                                                   5,316,548
-------------------------------------------------------------------------------------------------

IT SERVICES (1.2%)
Iron Mountain                                                      118,040(b)           4,879,774
-------------------------------------------------------------------------------------------------

MARINE (0.3%)
Kuehne & Nagel Intl                                                 16,800(c)           1,222,257
-------------------------------------------------------------------------------------------------

MEDIA (7.2%)
Comcast Special Cl A                                               323,998(b)          13,569,035
Gannett                                                             15,660                946,804
Lagardere                                                           40,850(c)           3,289,241
Liberty Media -
   Capital Series A                                                 11,950(b,d)         1,170,861
News Corp Cl A                                                     317,400              6,817,752
NTL                                                                 74,290              1,875,080
WPP Group ADR                                                       14,690(c)             995,101
                                                                                  ---------------
Total                                                                                  28,663,874
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                              SHARES            VALUE(a)
METALS & MINING (0.4%)
BHP Billiton                                                        42,770(c)     $       782,625
Rio Tinto                                                           15,190(c)             808,429
                                                                                  ---------------
Total                                                                                   1,591,054
-------------------------------------------------------------------------------------------------

MULTILINE RETAIL (0.2%)
Sears Holdings                                                       5,500(b)             923,615
-------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (11.2%)
Canadian Natural Resources                                          27,500(c)           1,463,825
China Coal Energy                                                1,358,900(b,c)           882,312
ConocoPhillips                                                     251,340             18,083,913
Devon Energy                                                       126,890              8,511,781
EOG Resources                                                      108,780              6,793,311
Occidental Petroleum                                               174,020              8,497,397
                                                                                  ---------------
Total                                                                                  44,232,539
-------------------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.4%)
Avon Products                                                       47,700              1,576,008
-------------------------------------------------------------------------------------------------

SOFTWARE (2.3%)
Microsoft                                                          299,470              8,942,174
-------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.3%)
Bed Bath & Beyond                                                   55,500(b)           2,114,550
CarMax                                                              21,000(b)           1,126,230
Lowe's Companies                                                    61,200              1,906,380
                                                                                  ---------------
Total                                                                                   5,147,160
-------------------------------------------------------------------------------------------------

TOBACCO (4.5%)
Altria Group                                                       208,650             17,906,343
-------------------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.9%)
China Merchants
   Holdings Intl                                                   631,186(c)           2,588,757
COSCO Pacific                                                      444,760(c)           1,044,166
                                                                                  ---------------
Total                                                                                   3,632,923
-------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.6%)
SK Telecom ADR                                                      79,570(c)           2,107,014
Sprint Nextel                                                      229,920              4,343,188
                                                                                  ---------------
Total                                                                                   6,450,202
-------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $351,747,534)                                                              $   382,221,871
-------------------------------------------------------------------------------------------------

MONEY MARKET FUND (5.3%)

                                                                   SHARES             VALUE(a)
RiverSource Short-Term
   Cash Fund                                                    20,893,483(e)     $    20,893,483
-------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $20,893,483)                                                               $    20,893,483
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $372,641,017)(f)                                                           $    403,115,354
=================================================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

182 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Fundamental Value Fund

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2006, the value of foreign securities represented 13.4% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e)   Affiliated Money Market Fund -- See Note 10 to the financial statements.

(f) At Dec. 31, 2006, the cost of securities for federal income tax purposes was $372,641,017 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $32,077,173
      Unrealized depreciation                                        (1,602,836)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                   $30,474,337
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 183

INVESTMENTS IN SECURITIES

RiverSource VP - Global Bond Fund

DEC. 31, 2006

(Percentages represent value of investments compared to net assets)

BONDS (95.6%)(C)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
AUSTRALIA (1.4%)
Commonwealth Bank of Australia
   (European Monetary Unit)
   Sr Unsub
      11-12-09                                      3.38%          685,000        $       884,840
New South Wales Treasury
   (Australian Dollar)
      03-01-08                                      8.00         8,330,000              6,690,457
Queensland Treasury
   (Australian Dollar)
      05-14-10                                      5.50         3,670,000              2,831,286
Telstra
      04-01-12                                      6.38           700,000                722,726
                                                                                  ---------------
Total                                                                                  11,129,309
-------------------------------------------------------------------------------------------------

AUSTRIA (1.1%)
Republic of Austria
   (European Monetary Unit)
      01-15-10                                      5.50         6,280,000              8,657,821
-------------------------------------------------------------------------------------------------

BELGIUM (2.1%)
Kingdom of Belgium
   (European Monetary Unit)
      03-28-10                                      3.00        12,585,000             16,155,110
-------------------------------------------------------------------------------------------------

BRAZIL (0.2%)
Federative Republic of Brazil
      01-15-18                                      8.00         1,655,000              1,840,360
-------------------------------------------------------------------------------------------------

CANADA (2.7%)
Aquila Canada Finance
      06-15-11                                      7.75            75,000                 79,143
Canadian Pacific Railway
   (Canadian Dollar)
      06-15-10                                      4.90           395,000(d)             344,483
Cascades
   Sr Nts
      02-15-13                                      7.25            25,000                 24,938
EnCana
   Sr Nts
      10-15-13                                      4.75         1,020,000                969,887
Norampac
   Sr Nts
      06-01-13                                      6.75            40,000                 38,900
OPTI Canada
      12-15-14                                      8.25           275,000(d)             281,187
Potash - Saskatchewan
      12-01-36                                      5.88           775,000                748,772
Province of British Columbia
   (Canadian Dollar)
      08-23-10                                      6.38         7,765,000              7,162,780
Province of Ontario
   (Canadian Dollar)
      03-08-14                                      5.00         9,625,000              8,628,408
Sun Media
      02-15-13                                      7.63           200,000                202,750

BONDS (CONTINUED)

ISSUER                                             COUPON     PRINCIPAL               VALUE(a)
                                                    RATE       AMOUNT
CANADA (CONT.)
TELUS
      06-01-11                                      8.00%   $    2,340,000        $     2,558,877
Videotron Ltee
      01-15-14                                      6.88           315,000                316,969
                                                                                  ---------------
Total                                                                                  21,357,094
-------------------------------------------------------------------------------------------------

CZECHOSLOVAKIA FEDERATED REPUBLIC (0.2%)
Republic of Czechoslovakia
   (Czech Crown)
      06-16-13                                      3.70        38,900,000              1,887,289
-------------------------------------------------------------------------------------------------

DENMARK (0.4%)
Realkredit Danmark
   (Danish Krone) Series 10D
      01-01-08                                      4.00        18,970,000              3,352,200
-------------------------------------------------------------------------------------------------

FRANCE (6.3%)
Dexia Municipal Agency
   (European Monetary Unit)
      09-03-07                                      4.25           800,000              1,058,034
Govt of France
   (European Monetary Unit)
      04-25-12                                      5.00        11,660,000             16,156,137
      04-25-13                                      4.00        12,625,000             16,706,658
      10-25-16                                      5.00        10,550,000             15,036,733
                                                                                  ---------------
Total                                                                                  48,957,562
-------------------------------------------------------------------------------------------------

GERMANY (9.1%)
Allgemeine Hypothekenbank Rheinboden
   (European Monetary Unit) Series 501
      09-02-09                                      5.00         2,590,000(d)           3,493,577
Bayerische Landesbank
   (Japanese Yen) Sr Nts
      04-22-13                                      1.40       399,000,000              3,348,787
Bundesrepublik Deutschland
   (European Monetary Unit)
      07-04-13                                      3.75        16,095,000             21,007,445
      07-04-27                                      6.50        10,505,000             18,403,746
      07-04-28                                      4.75         2,610,000              3,756,989
      07-04-34                                      4.75         6,870,000             10,025,113
DEPFA Deutsche Pfandbriefbank
   (European Monetary Unit) Series G6
      01-15-10                                      5.50         2,390,000              3,282,821
Deutsche Bank
   (European Monetary Unit)
   Sr Unsub
      07-28-09                                      4.25           660,000                875,713
Landesbank Berlin Girozentrale
   (European Monetary Unit)
      04-30-07                                      5.00         2,520,000              3,335,643
Rheinische Hypothekenbank
   (European Monetary Unit) Series 803
      07-05-10                                      5.75         2,450,000(d)           3,409,184
                                                                                  ---------------
Total                                                                                  70,939,018
-------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
GREECE (1.6%)
Hellenic Republic
   (European Monetary Unit)
      04-19-07                                      4.65%        3,415,000        $     4,517,941
      10-22-22                                      5.90         5,270,000              8,162,776
                                                                                  ---------------
Total                                                                                  12,680,717
-------------------------------------------------------------------------------------------------

IRELAND (2.5%)
Irish Govt
   (European Monetary Unit)
      10-18-07                                      4.25        14,640,000             19,374,652
-------------------------------------------------------------------------------------------------

ITALY (4.0%)
Buoni Poliennali Del Tesoro
   (European Monetary Unit)
      11-01-07                                      6.00        14,815,000             19,892,154
      11-01-26                                      7.25         4,650,191              8,472,626
Telecom Italia Capital
      10-01-15                                      5.25         3,245,000              3,031,184
                                                                                  ---------------
Total                                                                                  31,395,964
-------------------------------------------------------------------------------------------------

JAPAN (10.1%)
Development Bank of Japan
   (Japanese Yen)
      06-20-12                                      1.40       876,000,000              7,404,689
Govt of Japan
   (Japanese Yen)
      12-21-09                                      1.70     3,431,000,000             29,455,451
      09-20-10                                      0.80     1,396,800,000             11,624,263
      06-20-12                                      1.40     1,122,600,000              9,486,310
      12-20-12                                      1.00     1,861,500,000             15,320,238
      12-20-14                                      1.30       583,000,000              4,802,725
      12-20-34                                      2.40        90,000,000                774,607
                                                                                  ---------------
Total                                                                                  78,868,283
-------------------------------------------------------------------------------------------------

MALAYSIA (0.3%)
Petronas Capital
      05-22-12                                      7.00         1,895,000(d)           2,043,587
      05-22-12                                      7.00           315,000                339,549
                                                                                  ---------------
Total                                                                                   2,383,136
-------------------------------------------------------------------------------------------------

MEXICO (0.7%)
Mexican Fixed Rate
   (Mexican Peso)
      12-24-09                                      9.00        21,150,000              2,051,641
      12-20-12                                      9.00        34,180,000              3,415,973
United Mexican States
      09-27-34                                      6.75           315,000                340,200
                                                                                  ---------------
Total                                                                                   5,807,814
-------------------------------------------------------------------------------------------------

NETHERLANDS (3.0%)
Bank Nederlandse Gemeenten
   (British Pound) Sr Unsub
      08-06-07                                      7.38         1,520,000              3,005,502

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

184 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Global Bond Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
NETHERLANDS (CONT.)
Govt of Netherlands
   (European Monetary Unit)
      01-15-08                                      2.50%       12,190,000        $    15,870,351
      07-15-12                                      5.00         3,570,000              4,955,558
                                                                                  ---------------
Total                                                                                  23,831,411
-------------------------------------------------------------------------------------------------

NEW ZEALAND (1.0%)
Govt of New Zealand
   (New Zealand Dollar)
      07-15-09                                      7.00        10,480,000              7,443,747
-------------------------------------------------------------------------------------------------

NORWAY (1.2%)
Govt of Norway
   (Norwegian Krone)
      05-16-11                                      6.00        53,300,000              9,090,155
-------------------------------------------------------------------------------------------------

POLAND (1.4%)
Republic of Poland
   (Polish Zloty)
      03-24-10                                      5.75        30,340,000             10,749,837
-------------------------------------------------------------------------------------------------

SOUTH AFRICA (0.3%)
Republic of South Africa
   (South African Rand)
      08-31-10                                     13.00        13,390,000              2,200,949
-------------------------------------------------------------------------------------------------

SOUTH KOREA (0.1%)
Korea Development Bank
   (Japanese Yen) Series 21RG
      06-25-08                                      0.98        65,000,000                545,640
-------------------------------------------------------------------------------------------------

SPAIN (3.2%)
Caja de Ahorros y Monte de Piedad de Madrid
   (European Monetary Unit)
      03-25-11                                      3.50         3,400,000              4,382,495
Govt of Spain
   (European Monetary Unit)
      07-30-09                                      5.15        15,025,000             20,424,017
                                                                                  ---------------
Total                                                                                  24,806,512
-------------------------------------------------------------------------------------------------

SUPRA-NATIONAL (0.9%)
European Investment Bank
   (British Pound)
      12-07-11                                      5.50         3,410,000              6,734,880
-------------------------------------------------------------------------------------------------

SWEDEN (0.5%)
Govt of Sweden
   (Swedish Krona)
      03-15-11                                      5.25        25,140,000              3,872,014
-------------------------------------------------------------------------------------------------

UNITED KINGDOM (4.5%)
BT Group
      12-15-10                                      8.63           715,000                797,947
HBOS Treasury Services
   (European Monetary Unit)
      02-12-09                                      3.50         2,700,000              3,527,329
United Kingdom Treasury
   (British Pound)
      03-07-12                                      5.00         8,293,000             16,261,262
      09-07-14                                      5.00         7,370,000             14,574,070
                                                                                  ---------------
Total                                                                                  35,160,608
-------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

ISSUER                                             COUPON     PRINCIPAL               VALUE(a)
                                                    RATE       AMOUNT
UNITED STATES (36.9%)
American Tower
   Sr Nts
      10-15-12                                      7.13%   $       45,000        $        46,238
ANR Pipeline
      03-15-10                                      8.88            75,000                 78,682
Baltimore Gas & Electric
   Sr Unsecured
      10-01-36                                      6.35           695,000(d)             709,472
Banc of America Commercial Mtge
   Series 2005-1 Cl A4
      11-10-42                                      4.89           650,000(f)             645,418
Banc of America Commercial Mtge
   Series 2005-4 Cl ASB
      07-10-45                                      4.87           975,000(f)             954,212
Banc of America Commercial Mtge
   Series 2006-2 Cl AAB
      05-10-45                                      5.72         1,175,000(f)           1,204,692
Banc of America Commercial Mtge
   Series 2006-4 Cl AAB
      07-10-46                                      5.60         1,300,000(f)           1,320,285
Banc of America Large Loan
   Series 2006-LAQ Cl E
      02-09-21                                      5.73           675,000(d,f,h)         676,613
Banc of America Large Loan
   Series 2006-LAQ Cl F
      02-09-21                                      5.79           750,000(d,f,h)         751,791
Banc of America Large Loan
   Series 2006-LAQ Cl G
      02-09-21                                      5.88           525,000(d,f,h)         526,100
Bank of America
   Sub Nts
      10-15-36                                      6.00         2,250,000              2,325,443
Bayerische Landesbank
   Sub Nts
      12-01-08                                      5.88           800,000                807,841
Bear Stearns Commercial Mtge Securities
   Series 2003-T10 Cl A1
      03-13-40                                      4.00           311,044(f)             300,972
Bear Stearns Commercial Mtge Securities
   Series 2005-PW10 Cl A4
      12-11-40                                      5.41           600,000(f)             602,220
Bear Stearns Commercial Mtge Securities
   Series 2005-T20 Cl E
      10-12-42                                      5.16           500,000(f)             485,940
Bear Stearns Commercial Mtge Securities
   Series 2006-PW14 Cl A4
      12-11-38                                      5.20         1,350,000(f)           1,333,395
Cadbury Schweppes US Finance LLC
      10-01-08                                      3.88         2,445,000(d)           2,381,137
California State Teachers' Retirement System
Trust
   Series 2002-C6 Cl A3
      11-20-14                                      4.46         1,843,262(d,f)         1,807,115
Capital Auto Receivables Asset Trust
   Series 2004-1 Cl CTFS
      09-15-10                                      2.84           700,000                689,157
Cardinal Health
      06-15-15                                      4.00         1,110,000(k)             984,158

BONDS (CONTINUED)

ISSUER                                             COUPON     PRINCIPAL               VALUE(a)
                                                    RATE       AMOUNT
UNITED STATES (CONT.)
CDC Commercial Mtge Trust
   Series 2002-FX1 Cl A2
      11-15-30                                      5.68%   $    2,275,000(f)     $     2,315,567
Chesapeake Energy
      08-15-17                                      6.50           180,000                175,950
CIGNA
   Sr Unsecured
      11-15-36                                      6.15         1,000,000                990,080
Citigroup Commercial Mtge Trust
   Series 2005-C3 Cl A1
      05-15-43                                      4.39           810,812(f)             796,242
Citigroup Commercial Mtge Trust
   Series 2005-EMG Cl A1
      09-20-51                                      4.15           934,961(d,f)           918,036
Citigroup
   (European Monetary Unit) Sr Nts
      05-21-10                                      3.88         3,685,000              4,823,747
Citigroup/Deutsche Bank Commercial Mtge Trust
   Series 2005-CD1 Cl ASB
      07-15-44                                      5.23         1,075,000(f)           1,074,863
Clear Channel Communications
   Sr Nts
      09-15-14                                      5.50           360,000                303,681
CMS Energy
   Sr Nts
      01-15-09                                      7.50           150,000                154,688
Colorado Interstate Gas
   Sr Nts
      03-15-15                                      5.95            35,000                 34,533
      11-15-15                                      6.80           200,000                207,956
Comcast Cable Communications Holdings
      03-15-13                                      8.38            48,000                 54,675
Commercial Mtge Pass-Through Ctfs
   Series 2006-CN2A Cl BFL
      02-05-19                                      5.66           450,000(d,f,h)         452,386
Community Health Systems
   Sr Sub Nts
      12-15-12                                      6.50            45,000                 44,325
Cott Beverages USA
      12-15-11                                      8.00           435,000                443,700
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-64CB Cl 1A1
      12-25-35                                      5.50         2,139,870(f)           2,145,367
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-6CB Cl 1A1
      04-25-35                                      7.50           915,599(f)             948,908
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-22R Cl 1A2
      05-25-36                                      6.00         2,300,000(f)           2,322,271
Credit Suisse Mtge Capital Ctfs
   Series 2006-C2 Cl A3
      03-15-39                                      5.66         1,125,000(f)           1,154,886
CS First Boston Mtge Securities
   Series 2003-CPN1 Cl A2
      03-15-35                                      4.60           825,000(f)             795,398

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 185

RiverSource VP - Global Bond Fund

ISSUER                                             COUPON     PRINCIPAL               VALUE(a)
                                                    RATE       AMOUNT
UNITED STATES (CONT.)
CS First Boston Mtge Securities
   Series 2005-C4 Cl A1
      08-15-38                                      4.77%   $    1,804,643(f)     $     1,785,369
DaimlerChrysler NA Holding
   (European Monetary Unit)
      01-16-07                                      5.63           855,000              1,129,421
Denbury Resources
   Sr Sub Nts
      12-15-15                                      7.50            25,000                 25,375
Dex Media West LLC/Finance
   Sr Nts Series B
      08-15-10                                      8.50            55,000                 57,131
Drive Auto Receivables Trust
   Series 2006-2 Cl A2 (MBIA)
      07-15-11                                      5.30         1,650,000(d,i)         1,651,289
DRS Technologies
      02-01-16                                      6.63           305,000                307,288
Dunkin Securitization
   Series 2006-1 Cl A2 (AMBAC)
      06-20-31                                      5.78         2,125,000(d,i)         2,151,426
Edison Mission Energy
   Sr Unsecured
      06-15-13                                      7.50           145,000                151,525
Exelon
      06-15-10                                      4.45         1,525,000              1,475,141
Federal Home Loan Mtge Corp
      07-12-10                                      4.13         7,775,000              7,576,768
Federal Home Loan Mtge Corp #A11799
      08-01-33                                      6.50           117,764(f)             120,196
Federal Home Loan Mtge Corp #A15881
      11-01-33                                      5.00           824,688(f)             797,524
Federal Home Loan Mtge Corp #E01377
      05-01-18                                      4.50           585,755(f)             566,153
Federal Home Loan Mtge Corp #E91326
      09-01-17                                      6.50           176,374(f)             180,448
Federal Home Loan Mtge Corp #E99967
      10-01-18                                      5.00           607,959(f)             598,750
Federal Home Loan Mtge Corp #G01535
      04-01-33                                      6.00           884,148(f)             896,634
Federal Home Loan Mtge Corp
   (European Monetary Unit)
      02-15-07                                      4.63         4,285,000              5,662,015
Federal Natl Mtge Assn
      11-15-07                                      3.25         2,500,000              2,458,148
Federal Natl Mtge Assn #254632
      02-01-18                                      5.50         1,631,303(f)           1,635,196
Federal Natl Mtge Assn #254686
      04-01-18                                      5.50         1,824,031(f)           1,827,514
Federal Natl Mtge Assn #254722
      05-01-18                                      5.50           951,753(f)             953,570
Federal Natl Mtge Assn #255377
      08-01-34                                      7.00           616,077(f)             632,759
Federal Natl Mtge Assn #357705
      02-01-35                                      5.50         7,682,919(f)           7,600,553
Federal Natl Mtge Assn #360800
      01-01-09                                      5.74           620,275(f)             622,724
Federal Natl Mtge Assn #440730
      12-01-28                                      6.00           718,012(f)             729,965

BONDS (CONTINUED)

ISSUER                                             COUPON     PRINCIPAL               VALUE(a)
                                                    RATE       AMOUNT
UNITED STATES (CONT.)
Federal Natl Mtge Assn #555417
      05-01-33                                      6.00%   $    1,205,980(f)     $     1,217,794
Federal Natl Mtge Assn #555528
      04-01-33                                      6.00         2,072,191(f)           2,091,101
Federal Natl Mtge Assn #555531
      06-01-33                                      5.50         2,744,538(f)           2,716,561
Federal Natl Mtge Assn #555734
      07-01-23                                      5.00           571,725(f)             557,005
Federal Natl Mtge Assn #555740
      08-01-18                                      4.50           308,572(f)             298,303
Federal Natl Mtge Assn #555851
      01-01-33                                      6.50         4,711,045(f)           4,822,965
Federal Natl Mtge Assn #575487
      04-01-17                                      6.50           382,789(f)             393,206
Federal Natl Mtge Assn #621581
      12-01-31                                      6.50           346,662(f)             357,493
Federal Natl Mtge Assn #631315
      02-01-17                                      5.50           200,069(f)             200,753
Federal Natl Mtge Assn #639965
      08-01-17                                      6.00           702,810(f)             713,776
Federal Natl Mtge Assn #640996
      05-01-32                                      7.50           248,342(f)             258,137
Federal Natl Mtge Assn #646147
      06-01-32                                      7.00           196,031(f)             202,735
Federal Natl Mtge Assn #652284
      08-01-32                                      6.50           225,734(f)             230,908
Federal Natl Mtge Assn #653145
      07-01-17                                      6.00           133,493(f)             135,722
Federal Natl Mtge Assn #654121
      09-01-17                                      6.00           491,227(f)             499,378
Federal Natl Mtge Assn #655589
      08-01-32                                      6.50           927,221(f)             955,558
Federal Natl Mtge Assn #666424
      08-01-32                                      6.50           189,549(f)             193,894
Federal Natl Mtge Assn #670461
      11-01-32                                      7.50           171,209(f)             177,961
Federal Natl Mtge Assn #684595
      03-01-33                                      6.00           819,921(f)             827,403
Federal Natl Mtge Assn #687583
      04-01-33                                      6.00         2,079,543(f)           2,100,697
Federal Natl Mtge Assn #688034
      03-01-33                                      5.50           280,913(f)             278,516
Federal Natl Mtge Assn #688691
      03-01-33                                      5.50           464,231(f)             459,498
Federal Natl Mtge Assn #720786
      09-01-33                                      5.50         1,013,701(f)           1,003,368
Federal Natl Mtge Assn #725162
      02-01-34                                      6.00         2,138,449(f)           2,156,479
Federal Natl Mtge Assn #725232
      03-01-34                                      5.00           878,939(f)             850,223
Federal Natl Mtge Assn #725424
      04-01-34                                      5.50         5,400,277(b,f)         5,345,228
Federal Natl Mtge Assn #735029
      09-01-13                                      5.28           677,638(f)             677,569
Federal Natl Mtge Assn #735883
      03-01-33                                      6.00         5,964,717(f)           6,048,657
Federal Natl Mtge Assn #739474
      10-01-33                                      5.50           608,294(f)             602,890

BONDS (CONTINUED)

ISSUER                                             COUPON     PRINCIPAL               VALUE(a)
                                                    RATE       AMOUNT
UNITED STATES (CONT.)
Federal Natl Mtge Assn #741850
      09-01-33                                      5.50%   $    1,631,773(f)     $     1,615,139
Federal Natl Mtge Assn #745257
      01-01-36                                      6.00         2,261,828(f)           2,277,637
Federal Natl Mtge Assn #748110
      10-01-33                                      6.50         1,724,366(f)           1,760,419
Federal Natl Mtge Assn #753507
      12-01-18                                      5.00         1,953,143(f)           1,924,734
Federal Natl Mtge Assn #755498
      11-01-18                                      5.50         1,322,911(f)           1,326,024
Federal Natl Mtge Assn #756236
      01-01-34                                      6.00         7,368,365(f)           7,454,926
Federal Natl Mtge Assn #756799
      11-01-33                                      6.50           582,030(f)             595,248
Federal Natl Mtge Assn #756844
      02-01-19                                      5.00           468,731(f)             461,307
Federal Natl Mtge Assn #757299
      09-01-19                                      4.50         3,050,409(f)           2,946,276
Federal Natl Mtge Assn #759336
      01-01-34                                      6.00         4,474,070(f)           4,530,360
Federal Natl Mtge Assn #783646
      06-01-34                                      5.50           739,710(f)             731,780
Federal Natl Mtge Assn #791393
      10-01-19                                      5.50         2,274,636(f)           2,276,273
Federal Natl Mtge Assn #794298
      09-01-19                                      5.50         2,060,130(f)           2,061,613
Federal Natl Mtge Assn #886292
      07-01-36                                      7.00         5,113,827(f)           5,261,996
Fereral Natl Mtge Assn #765946
      02-01-34                                      5.50         8,742,613(f)           8,653,494
Franklin Auto Trust
   Series 2004-1 Cl A3 (MBIA)
      03-15-12                                      4.15           800,000(i)             791,245
GE Capital Commercial Mtge
   Series 2005-C1 Cl A5
      06-10-48                                      4.77           500,000(f)             482,315
General Electric Capital Assurance
   Series 2003-1 Cl A3
      05-12-35                                      4.77         1,775,000(d,f)         1,745,861
General Electric Capital
   (European Monetary Unit) Sr Unsub
      06-20-07                                      5.13           740,000                981,448
General Electric Capital
   (New Zealand Dollar)
      02-04-10                                      6.63         4,365,000              3,004,639
Genworth Financial
   (Japanese Yen)
      06-20-11                                      1.60       140,000,000              1,171,642
Georgia-Pacific
      01-15-17                                      7.13           655,000(d)             653,362
Govt Natl Mtge Assn #604708
      10-15-33                                      5.50           684,560(f)             682,061
Govt Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 2002-80 Cl CI
      01-20-32                                     20.00           477,311(e,f)            42,253

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

186 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Global Bond Fund

ISSUER                                             COUPON     PRINCIPAL               VALUE(a)
                                                    RATE       AMOUNT
UNITED STATES (CONT.)
Greenwich Capital Commercial Funding
   Series 2004-GG1 Cl A5
      06-10-36                                      4.88%   $      500,000(f)     $       493,506
Greenwich Capital Commercial Funding
   Series 2006-GG7 Cl AAB
      07-10-38                                      5.91           400,000(f)             415,269
GS Mtge Securities II
   Series 2004-GG2 Cl A4
      08-10-38                                      4.96           900,000(f)             890,460
GS Mtge Securities II
   Series 2006-GG6 Cl A4
      04-10-38                                      5.55         4,000,000(f)           4,061,535
HCA
   Secured
      11-15-14                                      9.13            40,000(d)              42,600
      11-15-16                                      9.25           165,000(d)             176,138
Hertz Vehicle Financing LLC
   Series 2004-1A Cl A3 (MBIA)
      05-25-09                                      2.85           600,000(d,i)           584,085
Home Depot
   Sr Unsecured
      03-01-16                                      5.40           775,000                757,986
      12-16-36                                      5.88         1,510,000              1,481,799
Idearc
   Sr Nts
      11-15-16                                      8.00           205,000(d)             208,844
IPALCO Enterprises
   Secured
      11-14-08                                      8.38           140,000                145,250
JPMorgan Chase Commercial Mtge Securities
   Series 2002-CIB5 Cl A1
      10-12-37                                      4.37         1,035,403(f)           1,015,613
JPMorgan Chase Commercial Mtge Securities
   Series 2003-CB6 Cl A2
      07-12-37                                      5.26         1,075,000(f)           1,073,816
JPMorgan Chase Commercial Mtge Securities
   Series 2003-LN1 Cl A1
      10-15-37                                      4.13           299,461(f)             289,509
JPMorgan Chase Commercial Mtge Securities
   Series 2003-ML1A Cl A1
      03-12-39                                      3.97           388,136(f)             376,331
JPMorgan Chase Commercial Mtge Securities
   Series 2003-ML1A Cl A2
      03-12-39                                      4.77         1,625,000(f)           1,580,022
JPMorgan Chase Commercial Mtge Securities
   Series 2005-LDP5 Cl A1
      12-15-44                                      5.04         1,187,750(f)           1,180,978
JPMorgan Chase Commercial Mtge Securities
   Series 2006-CB16 Cl A4
      05-12-45                                      5.55         3,675,000(f)           3,727,778
JPMorgan Chase Commercial Mtge Securities
   Series 2006-LDP6 Cl A4
      04-15-43                                      5.48         1,100,000(f)           1,109,698
JPMorgan Chase Commercial Mtge Securities
   Series 2006-LDP6 Cl ASB
      04-15-43                                      5.49         1,375,000(f)           1,387,265
JPMorgan Chase Commercial Mtge Securities
   Series 2006-LDP8 Cl A4
      05-15-45                                      5.40         1,300,000(f)           1,303,783

BONDS (CONTINUED)

ISSUER                                             COUPON     PRINCIPAL               VALUE(a)
                                                    RATE       AMOUNT
UNITED STATES (CONT.)
L-3 Communications
      06-15-12                                      7.63%   $       80,000        $        82,800
      07-15-13                                      6.13            75,000                 73,500
L-3 Communications
   Sr Sub Nts
   Series B
      10-15-15                                      6.38           195,000                193,050
   LaBranche & Co
   Sr Nts
      05-15-12                                     11.00           195,000                210,113
   Lamar Media
      01-01-13                                      7.25           114,000                116,138
LB-UBS Commercial Mtge Trust
   Series 2004-C2 Cl A3
      03-15-29                                      3.97           650,000(f)             613,717
LB-UBS Commercial Mtge Trust
   Series 2004-C6 Cl A1
      08-15-29                                      3.88         1,038,081(f)           1,013,224
LB-UBS Commercial Mtge Trust
   Series 2004-C8 Cl A2
      12-15-29                                      4.20         1,000,000(f)             973,440
LB-UBS Commercial Mtge Trust
   Series 2005-C5 Cl AAB
      09-15-30                                      4.93         1,800,000(f)           1,765,836
LB-UBS Commercial Mtge Trust
   Series 2006-C4 Cl AAB
      06-15-32                                      5.87           925,000(f)             958,899
LB-UBS Commercial Mtge Trust
   Series 2006-C7 Cl A3
      11-15-38                                      5.35         1,250,000(f)           1,249,969
Midwest Generation LLC
   Series B
      01-02-16                                      8.56            34,227                 37,735
Mohegan Tribal Gaming Authority
      02-15-15                                      6.88           375,000                375,937
Mohegan Tribal Gaming Authority
   Sr Nts
      02-15-13                                      6.13            30,000                 29,775
Mohegan Tribal Gaming Authority
   Sr Sub Nts
      04-01-12                                      8.00            50,000                 52,063
Morgan Stanley Capital I
   Series 2003-T11 Cl A2
      06-13-41                                      4.34           825,000(f)             806,427
Morgan Stanley Capital I
   Series 2004-HQ4 Cl A5
      04-14-40                                      4.59           690,000(f)             669,059
Morgan Stanley Capital I
   Series 2005-T19 Cl AAB
      06-12-47                                      4.85         1,900,000(f)           1,860,313
Morgan Stanley Capital I
   Series 2006-T23 Cl AAB
      08-12-41                                      5.80           775,000(f)             800,025
Morgan Stanley Capital I
   Series 2006-XLF Cl A2
      07-15-19                                      5.48         1,500,000(d,f,h)       1,500,771
Morgan Stanley Dean Witter Capital I
   Series 2002-TOP7 Cl A2
      01-15-39                                      5.98         2,425,000(f)           2,502,210

BONDS (CONTINUED)

ISSUER                                             COUPON     PRINCIPAL               VALUE(a)
                                                    RATE       AMOUNT
UNITED STATES (CONT.)
Natl Collegiate Student Loan Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2006-3 Cl AIO
      01-25-12                                      0.00%   $    3,400,000(e)     $       999,328
NewMarket
   Sr Nts
      12-15-16                                      7.13            55,000(d)              55,000
News America
      12-15-35                                      6.40           580,000                576,191
Nextel Communications
   Series F
      03-15-14                                      5.95         2,185,000              2,127,787
Nomura Asset Securities
   Series 1998-D6 Cl A3
      03-15-30                                      6.99         3,725,000(f)           4,105,786
NRG Energy
      02-01-14                                      7.25           180,000                181,350
Omnicare
   Sr Sub Nts
      12-15-13                                      6.75           345,000                340,688
      12-15-15                                      6.88           160,000                158,000
Pioneer Natural Resources
      05-01-18                                      6.88           550,000                534,991
Pokagon Gaming Authority
   Sr Nts
      06-15-14                                     10.38            50,000(d)              54,750
Popular ABS Mtge Pass-Through Trust
   Series 2005-A Cl AF2
      06-25-35                                      4.49           560,000                553,295
PQ
      02-15-13                                      7.50            25,000                 24,625
Pride Intl
   Sr Nts
      07-15-14                                      7.38           255,000                263,288
Prudential Commercial Mtge Trust
   Series 2003-PWR1 Cl A1
      02-11-36                                      3.67           761,172(f)             730,774
Prudential Financial
      12-14-36                                      5.70         1,515,000              1,469,966
Qwest
      03-15-12                                      8.88           265,000                295,144
Qwest
   Sr Unsecured
      10-01-14                                      7.50           220,000                233,200
Range Resources
      03-15-15                                      6.38           195,000                190,125
      05-15-16                                      7.50            50,000                 51,250
Regency Energy Partners LP/Finance
   Sr Unsecured
      12-15-13                                      8.38           115,000(d)             115,288
Renaissance Home Equity Loan Trust
   Series 2005-4 Cl A3
      02-25-36                                      5.57           855,000                851,777
RH Donnelley
   Sr Disc Nts Series A-1
      01-15-13                                      6.88           170,000                162,988
Sinclair Broadcast Group
      03-15-12                                      8.00           175,000                180,688

See accompanying notes to investments in securities.


-----------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 187

RiverSource VP - Global Bond Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
UNITED STATES (CONT.)
   Southern Natural Gas
      03-15-10                                      8.88%   $      100,000        $       104,909
Southern Star Central
   Sr Nts
      03-01-16                                      6.75           300,000                299,250
Toyota Motor Credit
   (Japanese Yen) Sr Unsub
      06-09-08                                      0.75       452,000,000              3,797,328
Transcontinental Gas Pipe Line
   Series B
      08-15-11                                      7.00            85,000                 87,338
Transcontinental Gas Pipe Line
   Sr Unsecured
      04-15-16                                      6.40           171,000                172,710
Triad Hospitals
   Sr Nts
      05-15-12                                      7.00           125,000                127,188
Triad Hospitals
   Sr Sub Nts
      11-15-13                                      7.00           160,000                161,000
U.S. Treasury
      11-30-07                                      4.25         2,975,000              2,954,547
      02-15-08                                      3.38         1,055,000(k)           1,036,579
      05-31-08                                      4.88         1,140,000(k)           1,139,465
      11-15-09                                      4.63         3,195,000(k)           3,185,016
      10-31-11                                      4.63         4,400,000              4,384,015
      11-30-11                                      4.50         5,390,000              5,341,997
      08-15-16                                      4.88         1,940,000              1,963,189
      11-15-16                                      4.63         9,380,000              9,318,447
      08-15-23                                      6.25         1,920,000              2,209,951
      02-15-26                                      6.00         1,255,000              1,423,347
U.S. Treasury Inflation-Indexed Bond
      01-15-07                                      3.38         6,754,214(j)           6,735,058
United Auto Group
      03-15-12                                      9.63           155,000                162,944
United Auto Group
   Sr Sub Nts
      12-15-16                                      7.75           260,000(d)             260,325
Valor Telecommunications Enterprises LLC/Finance
      02-15-15                                      7.75            50,000                 53,813
Verizon New York
   Series A
      04-01-12                                      6.88         2,580,000              2,674,729
Verizon Pennsylvania
   Series A
      11-15-11                                      5.65         1,435,000              1,441,457

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
UNITED STATES (CONT.)
Wachovia Bank Commercial Mtge Trust
   Series 2003-C4 Cl A2
      04-15-35                                      4.57%   $    2,525,000(f)     $     2,458,673
Wachovia Bank Commercial Mtge Trust
   Series 2003-C7 Cl A2
      10-15-35                                      5.08         1,064,000(d,f)         1,049,591
Wachovia Bank Commercial Mtge Trust
   Series 2003-C8 Cl A2
      11-15-35                                      3.89           750,000(f)             730,619
Wachovia Bank Commercial Mtge Trust
   Series 2005-C18 Cl A4
      04-15-42                                      4.94           925,000(f)             900,268
Wachovia Bank Commercial Mtge Trust
   Series 2005-C20 Cl A5
      07-15-42                                      5.09           925,000(f)             917,529
Wachovia Bank Commercial Mtge Trust
   Series 2006-C24 Cl APB
      03-15-45                                      5.58         1,000,000(f)           1,013,791
Wachovia Bank Commercial Mtge Trust
   Series 2006-C27 Cl A3
      07-15-45                                      5.77           700,000(f)             719,726
Wachovia Bank Commercial Mtge Trust
   Series 2006-C27 Cl APB
      07-15-45                                      5.73         1,200,000(f)           1,227,310
Wachovia Bank Commercial Mtge Trust
   Series 2006-C29 Cl A4
      11-15-48                                      5.31         1,775,000(f)           1,765,223
Washington Mutual
   Collateralized Mtge Obligation
   Series 2005-AR17 Cl A1C1
      12-25-45                                      5.51           349,409(f,g)           349,478
Wells Fargo Bank
   Sub Nts
      08-26-36                                      5.95         2,100,000              2,167,578
Williams Companies
   Sr Nts
      07-15-19                                      7.63           754,000                806,779
Windstream
   Sr Nts
      08-01-16                                      8.63           600,000(d)             657,000
XTO Energy
      01-31-15                                      5.00         2,045,000              1,941,897
                                                                                  ---------------
Total                                                                                 288,370,461
-------------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $729,427,720)                                                              $   747,592,543
-------------------------------------------------------------------------------------------------

SENIOR LOANS (0.4%)(L)

BORROWER                                           COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
NETHERLANDS (0.1%)
VNU
   Tranche B Term Loan
      08-09-13                                      8.13%   $      375,000(b,c)   $       377,580
-------------------------------------------------------------------------------------------------

UNITED STATES (0.3%)
Ford Motor
   Tranche B Term Loan
      11-29-13                                      8.36           190,000(b)             190,327
Georgia Pacific
   2nd Lien Tranche C Term Loan
      12-23-13                                      8.35           565,000(b)             565,848
HCA
   Tranche B Term Loan
      11-14-13                                      7.87         1,365,000              1,379,509
Michaels Stores
   Tranche B Term Loan
      10-31-13                                      8.38           420,000                422,344
West Corp
   Tranche B Term Loan
      10-24-13                                      8.10           360,000(b)             360,169
                                                                                  ---------------
Total                                                                                   2,918,197
-------------------------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $3,283,403)                                                                $     3,295,777
-------------------------------------------------------------------------------------------------

MONEY MARKET FUND (5.2%)

                                                                  SHARES              VALUE(a)
RiverSource Short-Term
   Cash Fund                                                    40,757,916(m)     $    40,757,916
-------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $40,757,916)                                                               $    40,757,916
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $773,469,039)(n)                                                           $   791,646,236
=================================================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

188 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Global Bond Fund

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Dec. 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $6,883,342.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2006, the value of these securities amounted to $28,700,998 or 3.7% of net assets.

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2006.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation.
      Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2006.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2006.

(i) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC -- Ambac Assurance Corporation
      MBIA --  MBIA Insurance Corporation

(j) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(k) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):


      TYPE OF SECURITY                                        NOTIONAL AMOUNT
      -----------------------------------------------------------------------
      PURCHASE CONTRACTS
      Euro-Bund, March 2007, 10-year                          $    10,000,000
      Japanese Govt Bond, March 2007, 10-year                     400,000,000
      U.S. Long Bond, March 2007, 20-year                           5,500,000
      U.S. Treasury Note, March 2007, 2-year                       28,400,000

      SALE CONTRACTS
      U.S. Treasury Note, March 2007, 5-year                        1,000,000
      U.S. Treasury Note, March 2007, 10-year                      21,600,000

(l) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(m)   Affiliated Money Market Fund -- See Note 10 to the financial statements.

(n) At Dec. 31, 2006, the cost of securities for federal income tax purposes was $773,948,174 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                 $    26,160,192
      Unrealized depreciation                                      (8,462,130)
      ------------------------------------------------------------------------
      Net unrealized appreciation                             $    17,698,062
      ------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's
      Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330);
      and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form
      N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 189

INVESTMENTS IN SECURITIES

RiverSource VP - Global Inflation Protected Securities Fund

DEC. 31, 2006

(Percentages represent value of investments compared to net assets)

BONDS (92.7%)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
CANADA (2.8%)
Govt of Canada
   (Canadian Dollar)
      12-01-26                                      4.25%       13,219,632(b,c)   $    16,015,029
-------------------------------------------------------------------------------------------------

FRANCE (9.7%)
Govt of France
   (European Monetary Unit)
      07-25-12                                      3.00        24,429,627(b,c)        34,382,104
      07-25-20                                      2.25        15,757,079(b,c)        21,889,619
                                                                                  ---------------
Total                                                                                  56,271,723
-------------------------------------------------------------------------------------------------

GERMANY (2.0%)
Deutsche Bundesrepublik
   (European Monetary Unit)
      04-15-16                                      1.50         8,758,782(b,c)        11,354,150
-------------------------------------------------------------------------------------------------

ITALY (6.8%)
Buoni Poliennali Del Tesoro
   (European Monetary Unit)
      09-15-10                                      0.95        17,819,637(b,c)        22,806,022
      09-15-35                                      2.35        12,008,659(b,c)        16,721,044
                                                                                  ---------------
Total                                                                                  39,527,066
-------------------------------------------------------------------------------------------------

JAPAN (3.0%)
Govt of Japan
   (Japanese Yen)
      03-20-07                                      0.50     2,078,000,000(c)          17,464,141
-------------------------------------------------------------------------------------------------

SWEDEN (1.8%)
Govt of Sweden
   (Swedish Krone)
      12-01-28                                      3.50        48,550,000(c,d)        10,686,871
-------------------------------------------------------------------------------------------------

UNITED KINGDOM (16.4%)
United Kingdom Gilt Inflation Linked
   (British Pound)
      07-26-16                                      2.50%        4,450,000(c,d)        22,563,993
      04-16-20                                      2.50         8,150,000(c,d)        42,567,117
      07-22-30                                      4.13         6,720,000(c,d)        31,039,829
                                                                                  ---------------
Total                                                                                  96,170,939
-------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
UNITED STATES (50.2%)
Federal Home Loan Bank
      02-08-08                                      4.63%   $    1,000,000        $       993,894
Federal Home Loan Mtge Corp
      10-15-08                                      5.13         1,100,000              1,101,409
      07-15-09                                      4.25         1,000,000                983,064
      07-12-10                                      4.13         1,000,000                974,504
Federal Natl Mtge Assn
      05-15-07                                      3.88         1,000,000                994,930
      08-15-08                                      3.25         1,000,000                971,480
      10-15-08                                      4.50         4,000,000              3,964,312
Tennessee Valley Authority
      01-15-07                                      3.38         6,371,900(b)           6,364,803
U.S. Treasury Inflation-Indexed Bond
      01-15-07                                      3.38        48,687,688(b)          48,549,602
      07-15-12                                      3.00        28,011,988(b)          28,822,058
      01-15-14                                      2.00        28,902,444(b)          28,071,126
      07-15-14                                      2.00        23,709,684(b)          23,008,205
      01-15-15                                      1.63        24,299,282(b)          22,867,589
      01-15-16                                      2.00        38,946,565(b)          37,598,085
      07-15-16                                      2.50        11,062,566(b)          11,144,391
      01-15-25                                      2.38        21,235,351(b)          21,137,868
      04-15-28                                      3.63        33,730,147(b)          40,718,029
      04-15-29                                      3.88        10,709,817(b)          13,484,534
                                                                                  ---------------
Total                                                                                 291,749,883
-------------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $531,101,473)                                                              $   539,239,802
-------------------------------------------------------------------------------------------------

MONEY MARKET FUND (6.1%)

                                                                   SHARES             VALUE(a)
RiverSource Short-Term
   Cash Fund                                                    35,514,748(e)     $    35,514,748
-------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $35,514,748)                                                               $    35,514,748
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $566,616,221)(f)                                                           $   574,754,550
=================================================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

190 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Global Inflation Protected Securities Fund

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) These inflation-indexed bonds are securities in which the principal amount disclosed represents the original face.

(e)   Affiliated Money Market Fund -- See Note 10 to the financial statements.

(f) At Dec. 31, 2006, the cost of securities for federal income tax purposes was $592,170,281 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                               $           --
      Unrealized depreciation                                  (17,415,731)
      ---------------------------------------------------------------------
      Net unrealized depreciation                           $  (17,415,731)
      ---------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's
      Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330);
      and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form
      N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 191

INVESTMENTS IN SECURITIES

RiverSource VP - Growth Fund

DEC. 31, 2006

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (95.4%)

ISSUER                                                             SHARES             VALUE(a)
AEROSPACE & DEFENSE (2.1%)
Boeing                                                              92,833        $     8,247,283
Honeywell Intl                                                      77,641              3,512,479
Lockheed Martin                                                     16,066              1,479,197
                                                                                  ---------------
Total                                                                                  13,238,959
-------------------------------------------------------------------------------------------------

BEVERAGES (2.3%)
Anheuser-Busch Companies                                            46,534              2,289,473
Coca-Cola                                                           62,245              3,003,321
PepsiCo                                                            146,967              9,192,786
                                                                                  ---------------
Total                                                                                  14,485,580
-------------------------------------------------------------------------------------------------

BIOTECHNOLOGY (4.9%)
Amgen                                                              153,294(b)          10,471,513
Biogen Idec                                                         93,043(b)           4,576,785
Genentech                                                          200,868(b)          16,296,421
                                                                                  ---------------
Total                                                                                  31,344,719
-------------------------------------------------------------------------------------------------

CAPITAL MARKETS (1.0%)
KKR Private Equity
   Investors LP Unit                                               146,215              3,341,013
KKR Private Equity
   Investors LP Unit                                               132,331(f)           3,023,763
                                                                                  ---------------
Total                                                                                   6,364,776
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (--%)
Industrial & Commercial
   Bank of China Series H                                          333,000(b,c)           206,792
-------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (7.9%)
ADC Telecommunications                                              19,366(b)             281,388
ADTRAN                                                              43,412                985,452
Alcatel-Lucent ADR                                                 370,235(c)           5,264,742
Cisco Systems                                                      989,160(b)          27,033,743
JDS Uniphase                                                        36,941(b)             615,437
Motorola                                                           189,172              3,889,376
QUALCOMM                                                           180,767              6,831,185
Redback Networks                                                   116,424(b)           2,903,615
Tellabs                                                            248,704(b)           2,551,703
                                                                                  ---------------
Total                                                                                  50,356,641
-------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.0%)
Apple Computer                                                      78,463(b)           6,656,801
Dell                                                                33,525(b)             841,142
EMC                                                                 19,898(b)             262,654
Hewlett-Packard                                                    126,152              5,196,201
                                                                                  ---------------
Total                                                                                  12,956,798
-------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (5.7%)
AT&T                                                               104,743              3,744,562
BellSouth                                                          198,623              9,357,129
Chunghwa Telecom ADR                                                13,120(c)             258,858
Embarq                                                             170,007              8,935,568
France Telecom                                                     100,623(c)           2,782,628
Qwest Communications Intl                                          617,077(b)           5,164,934
Verizon Communications                                              67,537              2,515,078
Windstream                                                         269,517              3,832,532
                                                                                  ---------------
Total                                                                                  36,591,289
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
FOOD & STAPLES RETAILING (1.0%)
Rite Aid                                                            48,142(b)     $       261,892
Safeway                                                            143,256              4,950,928
Wal-Mart Stores                                                     30,493              1,408,167
                                                                                  ---------------
Total                                                                                   6,620,987
-------------------------------------------------------------------------------------------------

FOOD PRODUCTS (0.8%)
General Mills                                                       24,174              1,392,422
Kellogg                                                             76,390              3,824,084
                                                                                  ---------------
Total                                                                                   5,216,506
-------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.4%)
Boston Scientific                                                  711,713(b)          12,227,230
Medtronic                                                          110,106              5,891,772
St. Jude Medical                                                    18,684(b)             683,087
Stryker                                                             24,176              1,332,339
Zimmer Holdings                                                     17,458(b)           1,368,358
                                                                                  ---------------
Total                                                                                  21,502,786
-------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.1%)
Cardinal Health                                                    136,033              8,764,607
Caremark Rx                                                         78,467              4,481,250
HealthSouth                                                         51,554(b)           1,167,698
Humana                                                              29,219(b)           1,616,103
McKesson                                                            45,716              2,317,801
UnitedHealth Group                                                 147,629              7,932,106
                                                                                  ---------------
Total                                                                                  26,279,565
-------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.5%)
Harrah's Entertainment                                              39,030              3,228,562
-------------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (4.2%)
Colgate-Palmolive                                                  127,268              8,302,964
Procter & Gamble                                                   214,637             13,794,721
Spectrum Brands                                                    424,156(b)           4,623,300
                                                                                  ---------------
Total                                                                                  26,720,985
-------------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.0%)
General Electric                                                   337,801             12,569,575
-------------------------------------------------------------------------------------------------

INSURANCE (3.2%)
ACE                                                                 64,557(c)           3,910,217
AFLAC                                                               13,922                640,412
American Intl Group                                                170,499             12,217,959
Hartford Financial
Services Group                                                       7,204                672,205
Prudential Financial                                                32,347              2,777,313
                                                                                  ---------------
Total                                                                                  20,218,106
-------------------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (4.2%)
Baidu.com ADR                                                        7,339(b,c)           827,252
eBay                                                                22,402(b)             673,628
Google Cl A                                                         53,189(b)          24,492,471
Yahoo!                                                              44,773(b)           1,143,502
                                                                                  ---------------
Total                                                                                  27,136,853
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
IT SERVICES (1.9%)
BearingPoint                                                        45,985(b)     $       361,902
Electronic Data Systems                                            154,185              4,247,797
First Data                                                         285,500              7,285,960
                                                                                  ---------------
Total                                                                                  11,895,659
-------------------------------------------------------------------------------------------------

MACHINERY (0.3%)
Flowserve                                                           34,266(b)           1,729,405
-------------------------------------------------------------------------------------------------

MEDIA (13.2%)
Cablevision Systems Cl A                                            11,080                315,558
Charter
   Communications Cl A                                             487,229(b)           1,490,921
Comcast Cl A                                                       146,679(b)           6,208,922
Grupo Televisa ADR                                                  22,377(c)             604,403
Idearc                                                               3,376(b)              96,722
Liberty Global Cl A                                                276,330(b)           8,055,020
Liberty Global Series C                                            120,838(b)           3,383,464
News Corp Cl A                                                     235,152              5,051,065
NTL                                                              2,018,448(e)          50,945,627
Viacom Cl B                                                         22,197(b)             910,743
Vivendi                                                            113,316(c)           4,428,977
WorldSpace Cl A                                                     75,678(b)             264,873
XM Satellite Radio
Holdings Cl A                                                      217,829(b)           3,147,629
                                                                                  ---------------
Total                                                                                  84,903,924
-------------------------------------------------------------------------------------------------

METALS & MINING (1.0%)
Coeur d'Alene Mines                                                749,542(b)           3,710,233
Newmont Mining                                                      56,564              2,553,865
                                                                                  ---------------
Total                                                                                   6,264,098
-------------------------------------------------------------------------------------------------

MULTILINE RETAIL (0.1%)
Federated Department Stores                                         16,378                624,493
-------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.5%)
Chevron                                                             26,000              1,911,780
Exxon Mobil                                                        222,860             17,077,763
Total                                                               47,974(c)           3,460,747
                                                                                  ---------------
Total                                                                                  22,450,290
-------------------------------------------------------------------------------------------------

PHARMACEUTICALS (8.5%)
AstraZeneca                                                        208,265(c)          11,190,136
Bristol-Myers Squibb                                               191,747              5,046,781
Eli Lilly & Co                                                      46,062              2,399,830
Johnson & Johnson                                                  124,979              8,251,114
Merck & Co                                                         302,043             13,169,074
Pfizer                                                             415,724             10,767,252
Schering-Plough                                                    117,031              2,766,613
Teva Pharmaceutical
Inds ADR                                                            42,922(c)           1,334,016
                                                                                  ---------------
Total                                                                                  54,924,816
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

192 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Growth Fund

ISSUER                                                             SHARES             VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.7%)
Advanced Micro Devices                                              90,015(b)     $     1,831,804
Atmel                                                              120,373(b)             728,257
Intel                                                               30,182                611,186
Spansion Cl A                                                       91,965(b)           1,366,600
                                                                                  ---------------
Total                                                                                   4,537,847
-------------------------------------------------------------------------------------------------

SOFTWARE (3.6%)
Adobe Systems                                                        8,567(b)             352,275
Electronic Arts                                                     18,408(b)             927,027
Microsoft                                                          555,029             16,573,166
Symantec                                                           234,974(b)           4,899,208
                                                                                  ---------------
Total                                                                                  22,751,676
-------------------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.4%)
Countrywide Financial                                               59,700              2,534,265
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
TOBACCO (2.6%)
Altria Group                                                       165,363        $    14,191,453
Imperial Tobacco Group ADR                                          32,115(c)           2,538,048
                                                                                  ---------------
Total                                                                                  16,729,501
-------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (10.2%)
ALLTEL                                                             354,472             21,438,466
Hutchison
   Telecommunications Intl                                       1,945,478(b,c)         4,902,591
Orascom Telecom
   Holding GDR                                                      80,303(c)           5,299,998
Sprint Nextel                                                      487,286              9,204,833
Vodafone Group                                                   8,228,402(c)          22,798,534
Vodafone Group ADR                                                  79,605(c)           2,211,427
                                                                                  ---------------
Total                                                                                  65,855,849
-------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $553,441,233)                                                              $   610,241,302
-------------------------------------------------------------------------------------------------

OPTIONS PURCHASED (0.3%)

ISSUER                                  CONTRACTS  EXERCISE        EXPIRATION         VALUE(a)
                                                     PRICE             DATE
PUTS
S&P 500 Index                                 314  $   1,350        March 2007    $       328,130
-------------------------------------------------------------------------------------------------

CALLS
NTL                                         5,985      27.50         June 2007            957,600
NTL                                         1,995      27.50         Jan. 2008            473,813
-------------------------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $2,495,495)                                                              $       1,759,543
-------------------------------------------------------------------------------------------------

MONEY MARKET FUND (3.8%)

                                                                   SHARES             VALUE(a)
RiverSource Short-Term
Cash Fund                                                       24,044,598(d)     $    24,044,598
-------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $24,044,598)                                                               $    24,044,598
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $579,981,326)(g)                                                           $   636,045,443
=================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2006, the value of foreign securities represented 11.3% of net assets.

(d)   Affiliated Money Market Fund -- See Note 10 to the financial statements.

(e) At Dec. 31, 2006, securities valued at $20,141,520 were held to cover open call options written as follows (see Note 8 to the financial statements):

      ISSUER                      CONTRACTS   EXERCISE   EXPIRATION   VALUE(a)
                                               PRICE        DATE
      ------------------------------------------------------------------------
      NTL                           5,985       $30       June 2007   $493,763
      NTL                           1,995        30       Jan. 2008    294,262
      ------------------------------------------------------------------------
      Total Value                                                     $788,025

(f)   Identifies issues considered to be illiquid as to their marketability
      (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's
      Board of Directors. Information concerning such security holdings at Dec. 31, 2006, is as follows:

                                                         ACQUISITION                COST
      SECURITY                                              DATES
      ----------------------------------------------------------------------------------
      KKR Private Equity Investors LP Unit          05-01-06 thru 10-12-06    $3,058,416

(g) At Dec. 31, 2006, the cost of securities for federal income tax purposes was $594,114,446 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                               $   51,020,713
      Unrealized depreciation                                   (9,089,716)
      ---------------------------------------------------------------------
      Net unrealized appreciation                           $   41,930,997
      ---------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 193

INVESTMENTS IN SECURITIES

RiverSource VP - High Yield Bond Fund

DEC. 31, 2006

(Percentages represent value of investments compared to net assets)

BONDS (90.6%)

ISSUER                                             COUPON      PRINCIPAL             VALUE(a)
                                                    RATE        AMOUNT
AEROSPACE & DEFENSE (2.6%)
Communications & Power Inds
   Sr Sub Nts
      02-01-12                                      8.00%   $    6,955,000        $     7,059,324
CPI Intl
   Sr Nts
      02-01-15                                     11.30         4,200,000(m)           4,315,500
DRS Technologies
      02-01-16                                      6.63         3,185,000              3,208,888
      02-01-18                                      7.63         2,410,000              2,482,300
DRS Technologies
   Sr Sub Nts
      11-01-13                                      6.88         2,745,000              2,765,588
L-3 Communications
      06-15-12                                      7.63         4,425,000              4,579,875
      07-15-13                                      6.13         1,010,000                989,800
L-3 Communications
   Sr Sub Nts
   Series B
      10-15-15                                      6.38         6,450,000              6,385,500
                                                                                  ---------------
Total                                                                                  31,786,775
-------------------------------------------------------------------------------------------------

AUTOMOTIVE (2.8%)
Ford Motor Credit
      06-16-08                                      6.63         4,053,000              4,050,236
Ford Motor Credit
   Sr Nts
      08-10-11                                      9.88         4,217,000              4,518,305
GMAC
      04-15-16                                      7.70         9,130,000              8,605,025
Goodyear Tire & Rubber
   Sr Nts
      12-01-09                                      9.14         3,465,000(d,m)         3,482,325
Insurance Auto Auctions
      04-01-13                                     11.00        10,385,000             11,735,050
UCI Holdco
   Sr Nts Pay-in-kind
      12-15-13                                     12.37         1,880,000(d,h)         1,823,600
                                                                                  ---------------
Total                                                                                  34,214,541
-------------------------------------------------------------------------------------------------

BROKERAGE (1.0%)
LaBranche & Co
   Sr Nts
      05-15-09                                      9.50           830,000                871,500
      05-15-12                                     11.00        10,120,000             10,904,300
                                                                                  ---------------
Total                                                                                  11,775,800
-------------------------------------------------------------------------------------------------

BUILDING MATERIALS (1.1%)
Ainsworth Lumber
      10-01-12                                      7.25           590,000(c)             464,625
Gibraltar Inds
   Series B
      12-01-15                                      8.00         3,408,000              3,339,840
Interline Brands
   Sr Sub Nts
      06-15-14                                      8.13         1,931,000              1,984,103

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL             VALUE(a)
                                                    RATE        AMOUNT
BUILDING MATERIALS (CONT.)
Norcraft Companies LP/Finance
   Sr Sub Nts
      11-01-11                                      9.00%   $    3,310,000        $     3,425,850
Norcraft Holdings LP/Capital
   Sr Disc Nts
   (Zero coupon through 09-01-08,
   thereafter 9.75%)
      09-01-12                                      8.31         4,350,000(n)           3,675,750
                                                                                  ---------------
Total                                                                                  12,890,168
-------------------------------------------------------------------------------------------------

CHEMICALS (5.0%)
Chemtura
      06-01-16                                      6.88         2,550,000              2,454,375
Crystal US Holdings 3 LLC/Sub3
   Sr Disc Nts Series B
   (Zero coupon through 10-01-09,
   thereafter 10.50%)
      10-01-14                                      7.30         3,675,000(n)           3,160,500
Georgia Gulf
   Sr Nts
      12-15-13                                      7.13         5,063,000              4,480,755
Georgia Gulf
   Sr Sub Nts
      10-15-16                                     10.75         5,531,000(d)           5,309,760
Hexion US Finance/Nova Scotia
   Sr Nts
      11-15-14                                      9.75         6,680,000(d)           6,771,850
INEOS Group Holdings
   Sr Sub Nts
      02-15-16                                      8.50         5,985,000(c,d)         5,715,675
INVISTA
      05-01-12                                      9.25        13,955,000(d)          14,931,850
Lyondell Chemical
      09-15-16                                      8.25         1,570,000              1,648,500
NALCO
   Sr Nts
      11-15-11                                      7.75         2,490,000              2,546,025
NALCO
   Sr Sub Nts
      11-15-13                                      8.88         3,845,000              4,070,894
NewMarket
   Sr Nts
      12-15-16                                      7.13         3,785,000(d)           3,785,000
PQ
      02-15-13                                      7.50         6,312,000              6,217,320
                                                                                  ---------------
Total                                                                                  61,092,504
-------------------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (0.8%)
Case New Holland
      03-01-14                                      7.13         6,475,000              6,572,125
United Rentals North America
   Sr Sub Nts
      02-15-14                                      7.00         3,595,000              3,527,594
                                                                                  ---------------
Total                                                                                  10,099,719
-------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL             VALUE(a)
                                                    RATE        AMOUNT
CONSUMER PRODUCTS (2.2%)
AAC Group Holding
   Sr Disc Nts
   (Zero coupon through 10-01-08,
   thereafter 10.25%)
      10-01-12                                     10.28%   $    4,225,000(n)     $     3,696,875
Sealy Mattress
   Sr Sub Nts
      06-15-14                                      8.25         7,980,000              8,339,100
Spectrum Brands
   Sr Sub Nts
      10-01-13                                      8.50         4,557,000              4,260,795
Visant Holding
   Sr Disc Nts
   (Zero coupon through 12-01-08,
   thereafter 10.25%)
      12-01-13                                     10.14         3,350,000(n)           2,964,750
Visant Holding
   Sr Nts
      12-01-13                                      8.75         7,655,000              7,884,650
                                                                                  ---------------
Total                                                                                  27,146,170
-------------------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (1.0%)
ALH Finance LLC
   Sr Sub Nts
      01-15-13                                      8.50         1,182,000             1,161,315
Covalence Specialty Materials
   Sr Sub Nts
      03-01-16                                     10.25         3,786,000(d)           3,464,190
RBS Global & Rexnord
      08-01-14                                      9.50         3,200,000(d)           3,324,000
TriMas
      06-15-12                                      9.88         4,775,000              4,619,813
                                                                                  ---------------
Total                                                                                  12,569,318
-------------------------------------------------------------------------------------------------

ELECTRIC (3.7%)
Dynegy Holdings
      05-15-18                                      7.13         4,885,000              4,762,875
Dynegy Holdings
   Sr Unsecured
      05-01-16                                      8.38         7,510,000              7,885,500
Edison Mission Energy
      06-15-16                                      7.75         8,425,000              8,930,499
Midwest Generation LLC
   Series B
      01-02-16                                      8.56         3,993,082              4,402,373
Mirant Americas Generation LLC
   Sr Nts
      05-01-11                                      8.30         4,315,000              4,422,875
Mirant North America LLC
      12-31-13                                      7.38         5,390,000              5,470,850
NRG Energy
      02-01-14                                      7.25         3,589,000              3,615,918
      02-01-16                                      7.38           907,000                911,535
      01-15-17                                      7.38         2,955,000              2,962,388

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

194 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - High Yield Bond Fund

ISSUER                                             COUPON      PRINCIPAL             VALUE(a)
                                                    RATE        AMOUNT
ELECTRIC (CONT.)

Reliant Energy
   Secured
      12-15-14                                      6.75%   $    1,705,000        $     1,670,900
                                                                                  ---------------
Total                                                                                  45,035,713
-------------------------------------------------------------------------------------------------

ENTERTAINMENT (1.1%)
AMC Entertainment
      02-01-16                                     11.00         7,570,000              8,497,324
Six Flags
   Sr Nts
      06-01-14                                      9.63         1,895,000              1,757,613
United Artists Theatre Circuit
   Series AU4
      07-01-15                                      9.30         2,044,150(j)           2,125,916
United Artists Theatre Circuit
   Series AV2
      07-01-15                                      9.30           665,335(j)             691,949
                                                                                  ---------------
Total                                                                                  13,072,802
-------------------------------------------------------------------------------------------------

ENVIRONMENTAL (1.1%)
Allied Waste North America
   Series B
      05-15-16                                      7.13         3,220,000              3,187,800
Allied Waste North America
   Sr Nts
      04-15-13                                      7.88         1,920,000              1,980,000
Clean Harbors
      07-15-12                                     11.25         3,872,000              4,309,997
WCA Waste
      06-15-14                                      9.25         3,410,000              3,563,450
                                                                                  ---------------
Total                                                                                  13,041,247
-------------------------------------------------------------------------------------------------

FOOD AND BEVERAGE (2.7%)
ASG Consolidated LLC/Finance
   Sr Disc Nts
   (Zero coupon through 11-01-08,
   thereafter 11.50%)
      11-01-11                                     12.16        11,075,000(n)          9,856,750
Constellation Brands
      09-01-16                                      7.25         3,860,000              3,966,150
Cott Beverages USA
      12-15-11                                      8.00        10,946,000             11,164,920
Pinnacle Foods Group
   Sr Sub Nts
      12-01-13                                      8.25         7,860,000              8,046,675
                                                                                  ---------------
Total                                                                                  33,034,495
-------------------------------------------------------------------------------------------------

GAMING (5.6%)
Boyd Gaming
   Sr Sub Nts
      04-15-14                                      6.75         6,170,000              6,154,575
      02-01-16                                      7.13           814,000                809,930
Buffalo Thunder Development Authority
   Secured
      12-15-14                                      9.38         3,540,000(d)           3,584,250
Circus & Eldorado Jt Venture/Silver Legacy Capital
   1st Mtge
      03-01-12                                     10.13         3,970,000              4,168,500

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL             VALUE(a)
                                                    RATE        AMOUNT
GAMING (CONT.)
Harrah's Operating
      06-01-16                                      6.50%   $    6,560,000        $     5,873,496
      10-01-17                                      5.75         2,330,000              1,952,088
Majestic Star Casino LLC/Capital
      10-15-10                                      9.50         6,405,000              6,725,249
MGM MIRAGE
   Sr Nts
      02-27-14                                      5.88        12,045,000             11,171,737
Mohegan Tribal Gaming Authority
   Sr Nts
      02-15-13                                      6.13         4,680,000              4,644,900
Pokagon Gaming Authority
   Sr Nts
      06-15-14                                     10.38         6,300,000(d)           6,898,499
Station Casinos
   Sr Sub Nts
      03-01-16                                      6.88         3,627,000              3,255,233
Tunica-Biloxi Gaming Authority
   Sr Unsecured
      11-15-15                                      9.00         6,275,000(d)           6,494,625
Wheeling Island Gaming
      12-15-09                                     10.13           560,000                570,500
Wynn Las Vegas LLC/Capital
   1st Mtge
      12-01-14                                      6.63         6,390,000              6,350,063
                                                                                  ---------------
Total                                                                                  68,653,645
-------------------------------------------------------------------------------------------------

GAS PIPELINES (3.1%)
Colorado Interstate Gas
   Sr Nts
      03-15-15                                      5.95         2,605,000              2,570,260
      11-15-15                                      6.80         2,100,000              2,183,542
Regency Energy Partners LP/Finance
   Sr Unsecured
      12-15-13                                      8.38         7,570,000(d)           7,588,925
Southern Star Central
   Sr Nts
      03-01-16                                      6.75         4,260,000              4,249,350
Williams Companies
   Sr Nts
      07-15-19                                      7.63        16,825,000             18,002,750
Williams Partners LP/Finance
      02-01-17                                      7.25         3,515,000(d)           3,585,300
                                                                                  ---------------
Total                                                                                  38,180,127
-------------------------------------------------------------------------------------------------

HEALTH CARE (8.5%)
Community Health Systems
   Sr Sub Nts
      12-15-12                                      6.50         7,165,000              7,057,525
DaVita
      03-15-15                                      7.25         9,475,000              9,664,499
HCA
   Secured
      11-15-14                                      9.13         2,080,000(d)           2,215,200
      11-15-16                                      9.25         5,790,000(d)           6,180,825
HCA
   Sr Unsecured
      02-15-16                                      6.50         4,260,000              3,589,050

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL             VALUE(a)
                                                    RATE        AMOUNT
HEALTH CARE (CONT.)
HealthSouth
   Sr Nts
      06-15-16                                     10.75%   $    3,353,000(d)     $     3,604,475
IASIS Healthcare LLC/Capital
   Sr Sub Nts
      06-15-14                                      8.75         4,426,000              4,481,325
LifeCare Holdings
   Sr Sub Nts
      08-15-13                                      9.25         3,042,000              2,007,720
MedCath Holdings
   Sr Nts
      07-15-12                                      9.88        10,033,000             10,810,557
Omnicare
   Sr Sub Nts
      12-15-13                                      6.75         3,975,000              3,925,313
      12-15-15                                      6.88         4,920,000              4,858,500
Select Medical
      02-01-15                                      7.63         7,817,000              6,488,110
Select Medical
   Sr Unsecured
      09-15-15                                     11.18         9,743,000(m)           8,037,975
Triad Hospitals
   Sr Nts
      05-15-12                                      7.00         7,970,000              8,109,475
Triad Hospitals
   Sr Sub Nts
      11-15-13                                      7.00         4,880,000              4,910,500
US Oncology
      08-15-14                                     10.75         2,215,000              2,447,575
US Oncology Holdings
   Sr Nts
      03-15-15                                     10.68         6,780,000(m)           6,966,450
Vanguard Health Holding I LLC
   Sr Disc Nts
   (Zero coupon through 10-01-09,
   thereafter 11.25%)
      10-01-15                                     10.69         4,665,000(n)           3,592,050
Vanguard Health Holding II LLC
   Sr Sub Nts
      10-01-14                                      9.00         4,168,000              4,220,100
                                                                                  ---------------
Total                                                                                 103,167,224
-------------------------------------------------------------------------------------------------

HOME CONSTRUCTION (1.4%)
K Hovnanian Enterprises
      05-15-16                                      7.50         1,980,000              1,989,900
Meritage Homes
      03-15-15                                      6.25         4,585,000              4,355,750
Standard-Pacific
   Sr Nts
      08-15-15                                      7.00         2,895,000(k)           2,786,438
Stanley-Martin Communities LLC
      08-15-15                                      9.75         3,931,000              3,105,490
William Lyon Homes
   Sr Nts
      02-15-14                                      7.50         5,310,000              4,420,575
                                                                                  ---------------
Total                                                                                  16,658,153
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 195

RiverSource VP - High Yield Bond Fund

ISSUER                                             COUPON      PRINCIPAL             VALUE(a)
                                                    RATE        AMOUNT
INDEPENDENT ENERGY (5.4%)
Chaparral Energy
      12-01-15                                      8.50%   $    4,874,000        $     4,849,630
Chesapeake Energy
   Sr Nts
      08-15-14                                      7.00         4,143,000              4,210,324
Compton Petroleum Finance
      12-01-13                                      7.63         5,233,000(c)           5,049,845
Denbury Resources
   Sr Sub Nts
      12-15-15                                      7.50         2,640,000              2,679,600
Encore Acquisition
      12-01-17                                      7.25         2,740,000              2,650,950
Encore Acquisition
   Sr Sub Nts
      04-15-14                                      6.25         1,650,000              1,546,875
      07-15-15                                      6.00         5,500,000              5,018,750
EXCO Resources
      01-15-11                                      7.25        10,575,000             10,733,624
Hilcorp Energy I LP/Finance
   Sr Nts
      11-01-15                                      7.75         5,560,000(d)           5,462,700
      06-01-16                                      9.00         2,060,000(d)           2,178,450
Petrohawk Energy
      07-15-13                                      9.13         7,815,000              8,205,750
Pioneer Natural Resources
      05-01-18                                      6.88         5,310,000              5,165,090
Pioneer Natural Resources
   Sr Nts
      07-15-16                                      5.88         6,150,000              5,671,364
Range Resources
      05-15-16                                      7.50         1,970,000              2,019,250
                                                                                  ---------------
Total                                                                                  65,442,202
-------------------------------------------------------------------------------------------------

MEDIA CABLE (4.8%)
CCH I LLC
   Secured
      10-01-15                                     11.00         2,080,000              2,134,600
CCH II LLC/Capital
      10-01-13                                     10.25         2,800,000              2,982,000
CCO Holdings LLC/Capital
   Sr Nts
      12-15-10                                      9.49         4,020,000(m)           4,100,400
      11-15-13                                      8.75         3,560,000              3,697,950
Charter Communications Operating LLC/Capital
   Sr Nts
      04-30-12                                      8.00         4,765,000(d)           4,949,644
CSC Holdings
   Sr Nts
      04-15-12                                      7.25         8,000,000(d)           7,800,000
DIRECTV Holdings LLC/Finance
      06-15-15                                      6.38         5,000,000              4,793,750
EchoStar DBS
      10-01-14                                      6.63         4,045,000              3,943,875
      02-01-16                                      7.13         5,465,000              5,465,000
EchoStar DBS
   Sr Nts
      10-01-11                                      6.38         1,695,000              1,684,406
NTL Cable
      04-15-14                                      8.75           295,000(c)             308,644

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL             VALUE(a)
                                                    RATE        AMOUNT
MEDIA CABLE (CONT.)
NTL Cable
   Sr Nts
      08-15-16                                      9.13%   $    2,960,000(c)     $     3,130,200
Quebecor Media
   Sr Nts
      03-15-16                                      7.75         4,630,000(c)           4,728,388
Videotron Ltee
      01-15-14                                      6.88         9,070,000(c)           9,126,687
                                                                                  ---------------
Total                                                                                  58,845,544
-------------------------------------------------------------------------------------------------

MEDIA NON CABLE (9.4%)
Clear Channel Communications
      09-15-14                                      5.50         4,195,000              3,538,734
Clear Channel Communications
   Sr Unsub
      12-15-16                                      5.50         8,855,000              7,167,848
Entercom Radio LLC/Capital
      03-01-14                                      7.63         2,090,000              2,090,000
Idearc
   Sr Nts
      11-15-16                                      8.00        10,280,000(d)          10,472,749
Intelsat Bermuda
      06-15-16                                      9.25         2,250,000(c,d)         2,418,750
Intelsat Bermuda
   Sr Nts
      06-15-13                                     11.35         3,460,000(c,d,m)       3,633,000
      06-15-16                                     11.25         2,580,000(c,d)         2,831,550
Lamar Media
      01-01-13                                      7.25         3,627,000              3,695,006
      08-15-15                                      6.63         5,468,000              5,420,155
Lamar Media
   Series B
      08-15-15                                      6.63         3,650,000              3,618,063
Liberty Media
   Sr Nts
      05-15-13                                      5.70         8,824,000              8,313,417
LIN TV
   Series B
      05-15-13                                      6.50         5,210,000              4,962,525
Nielsen Finance LLC
   Sr Disc Nts
   (Zero coupon through 08-01-11,
   thereafter 12.50%)
      08-01-16                                     10.96         2,265,000(d,n)         1,560,019
Nielsen Finance LLC
   Sr Nts
      08-01-14                                     10.00         6,880,000(d)           7,456,200
Radio One
      02-15-13                                      6.38         6,833,000              6,388,855
Rainbow Natl Services LLC
   Sr Nts
      09-01-12                                      8.75         9,115,000(d)           9,582,143
Rainbow Natl Services LLC
   Sr Sub Deb
      09-01-14                                     10.38         3,775,000(d)           4,194,969
RH Donnelley
   Sr Disc Nts Series A-1
      01-15-13                                      6.88         1,370,000              1,313,488

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL             VALUE(a)
                                                    RATE        AMOUNT
MEDIA NON CABLE (CONT.)
RH Donnelley
   Sr Disc Nts Series A-2
      01-15-13                                      6.88%   $    8,371,000        $     8,025,696
RH Donnelley
   Sr Nts
      01-15-13                                      6.88         9,845,000              9,438,894
Sinclair Broadcast Group
      03-15-12                                      8.00         3,584,000              3,700,480
Sun Media
      02-15-13                                      7.63         5,020,000(c)           5,089,025
                                                                                  ---------------
Total                                                                                 114,911,566
-------------------------------------------------------------------------------------------------

METALS (0.3%)
Aleris Intl
   Sr Nts
      12-15-14                                      9.00         3,340,000(d)           3,365,050
-------------------------------------------------------------------------------------------------
OIL FIELD SERVICES (1.4%)
Chart Inds
   Sr Sub Nts
      10-15-15                                      9.13         5,890,000(d)           6,155,050
OPTI Canada
      12-15-14                                      8.25         4,530,000(c,d)         4,631,925
Quicksilver Resources
      04-01-16                                      7.13         5,965,000              5,830,788
                                                                                  ---------------
Total                                                                                  16,617,763
-------------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (1.3%)
Cardtronics
      08-15-13                                      9.50         8,355,000              8,730,975
Triad Acquisition
   Sr Unsecured
   Series B
      05-01-13                                     11.13         7,665,000              7,281,750
                                                                                  ---------------
Total                                                                                  16,012,725
-------------------------------------------------------------------------------------------------

OTHER INDUSTRY (0.3%)
Rental Service
      12-01-14                                      9.50         2,970,000(d)           3,066,525
-------------------------------------------------------------------------------------------------
PACKAGING (1.6%)
Crown Americas LLC/Capital
   Sr Nts
      11-15-15                                      7.75         9,445,000              9,799,188
Owens-Brockway Glass Container
      05-15-13                                      8.25         6,060,000              6,264,525
Plastipak Holdings
   Sr Nts
      12-15-15                                      8.50         3,180,000(d)           3,307,200
                                                                                  ---------------
Total                                                                                  19,370,913
-------------------------------------------------------------------------------------------------

PAPER (4.4%)
Boise Cascade LLC
      10-15-14                                      7.13         6,090,000              5,892,075
Cascades
   Sr Nts
      02-15-13                                      7.25         5,838,000(c)           5,823,405
Georgia-Pacific
      06-15-15                                      7.70         5,713,000              5,820,119
      01-15-17                                      7.13        10,905,000(d)          10,877,738

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

196 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - High Yield Bond Fund

ISSUER                                             COUPON       PRINCIPAL             VALUE(a)
                                                    RATE         AMOUNT
PAPER (CONT.)
Jefferson Smurfit US
      10-01-12                                      8.25%   $    1,620,000        $     1,579,500
      06-01-13                                      7.50         3,555,000              3,341,700
NewPage
   Secured
      05-01-12                                     10.00        10,770,000             11,362,349
Norampac
   Sr Nts
      06-01-13                                      6.75         4,270,000(c)           4,152,575
Smurfit Kappa Funding
   Sr Nts
      10-01-12                                      9.63         3,865,000(c)           4,096,900
                                                                                  ---------------
Total                                                                                  52,946,361
-------------------------------------------------------------------------------------------------

PHARMACEUTICALS (0.7%)
CDRV Investors
   Sr Disc Nts
  (Zero coupon through 01-01-10,
   thereafter 9.63%)
      01-01-15                                      9.85         4,015,000(n)           3,111,625
Warner Chilcott
      02-01-15                                      8.75         5,714,000              5,856,850
                                                                                  ---------------
Total                                                                                   8,968,475
-------------------------------------------------------------------------------------------------

RAILROADS (0.2%)
Kansas City Southern de Mexico
   Sr Nts
      12-01-13                                      7.63         2,340,000(c,d)         2,340,000
-------------------------------------------------------------------------------------------------
RETAILERS (3.8%)
AutoNation
      04-15-14                                      7.00         2,845,000              2,866,338
GNC
   Pay-in-kind
      12-01-11                                     12.14         6,420,000(d,h)         6,420,000
Michaels Stores
   Sr Nts
      11-01-14                                     10.00         1,610,000(d)           1,674,400
Michaels Stores
   Sr Sub Nts
      11-01-16                                     11.38         5,645,000(d)           5,884,913
Neiman Marcus Group
      10-15-15                                      9.00         4,203,000              4,586,524
Sally Holdings LLC
   Sr Nts
      11-15-14                                      9.25         2,490,000(d)           2,536,688
Sally Holdings LLC
   Sr Sub Nts
      11-15-16                                     10.50         5,270,000(d)           5,375,400
Toys "R" Us
      04-15-13                                      7.88        10,995,000              9,675,599
      10-15-18                                      7.38         3,170,000              2,567,700
United Auto Group
   Sr Sub Nts
      12-15-16                                      7.75         4,785,000(d)           4,790,981
                                                                                  ---------------
Total                                                                                  46,378,543
-------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

ISSUER                                             COUPON       PRINCIPAL             VALUE(a)
                                                    RATE         AMOUNT
TECHNOLOGY (2.6%)
Freescale Semiconductor
   Sr Nts
      12-15-14                                      8.88%   $    2,655,000(d)     $     2,648,363
      12-15-14                                      9.24         1,425,000(d,m)         1,414,313
NXP Funding LLC
   Secured
      10-15-13                                      8.12         5,215,000(c,d,m)       5,293,225
NXP Funding LLC
   Sr Nts
      10-15-15                                      9.50         2,275,000(c,d)         2,331,875
SS&C Technologies
      12-01-13                                     11.75         3,765,000              4,085,025
SunGard Data Systems
      08-15-13                                      9.13         5,570,000              5,848,500
West
   Sr Nts
      10-15-14                                      9.50         3,755,000(d)           3,755,000
      10-15-16                                     11.00         6,045,000(d)           6,120,562
                                                                                  ---------------
Total                                                                                  31,496,863
-------------------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (1.1%)
Avis Budget Car Rental LLC/Finance
   Sr Nts
      05-15-14                                      7.63         4,050,000(d)           3,948,750
      05-15-16                                      7.75         2,975,000(d)           2,870,875
Hertz
   Sr Sub Nts
      01-01-16                                     10.50         3,611,000(d)           3,972,100
Quality Distribution LLC/Capital
      01-15-12                                      9.87         2,651,000(m)           2,690,765
                                                                                  ---------------
Total                                                                                  13,482,490
-------------------------------------------------------------------------------------------------

WIRELESS (4.2%)
American Tower
   Sr Nts
      10-15-12                                      7.13         8,815,000             9,057,412
Centennial Communications
   Sr Nts
      01-01-13                                     10.00         4,700,000              4,999,625
      01-01-13                                     11.12         2,455,000(m)           2,596,163
Centennial Communications/Cellular Operating LLC
   Sr Nts
      02-01-14                                      8.13         2,590,000              2,657,988
Cricket Communications
      11-01-14                                      9.38         4,775,000(d)           5,037,625
Dobson Cellular Systems
   Secured
      11-01-11                                      8.38         1,122,000(d)           1,182,308
      11-01-11                                      8.38         1,993,000              2,100,124
      11-01-12                                      9.88         1,870,000              2,038,300
MetroPCS Wireless
      11-01-14                                      9.25         6,815,000(d)           7,121,675
Nextel Communications
   Sr Nts Series D
      08-01-15                                      7.38         7,530,000              7,721,449
Rogers Wireless
   Sr Sub Nts
      12-15-12                                      8.00         5,900,000(c)           6,298,250
                                                                                  ---------------
Total                                                                                  50,810,919
-------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
WIRELINES (5.4%)
Cincinnati Bell
   Sr Sub Nts
      01-15-14                                      8.38%   $    2,055,000        $     2,111,513
Citizens Communications
   Sr Nts
      01-15-13                                      6.25         7,157,000              7,022,806
Embarq
      06-01-16                                      7.08         2,839,000              2,890,159
GCI
   Sr Nts
      02-15-14                                      7.25         7,570,000              7,513,225
Level 3 Communications
      03-01-10                                     11.50           760,000                805,600
Level 3 Financing
      03-15-13                                     12.25         3,135,000              3,550,388
Level 3 Financing
   Sr Nts
      11-01-14                                      9.25         5,090,000(d)           5,185,438
Qwest Communications Intl
      02-15-14                                      7.50         1,640,000              1,689,200
Qwest
   Sr Nts
      06-15-15                                      7.63        10,730,000             11,481,099
Qwest
   Sr Unsecured
      10-01-14                                      7.50         1,630,000              1,727,800
Valor Telecommunications Enterprises LLC/Finance
      02-15-15                                      7.75         3,752,000              4,038,090
Windstream
   Sr Nts
      08-01-16                                      8.63        15,890,000(d)          17,399,548
                                                                                  ---------------
Total                                                                                  65,414,866
-------------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $1,080,920,952)                                                            $ 1,101,889,206
-------------------------------------------------------------------------------------------------

SENIOR LOANS (5.5%)(i)

BORROWER                                           COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
AUTOMOTIVE (0.5% )
Ford Motor
   Tranche B Term Loan
        11-29-13                                    8.36%   $    6,275,000(f)     $     6,285,793
-------------------------------------------------------------------------------------------------

ELECTRIC (0.6%)
NRG Energy
   Tranche B Term Loan
        02-01-13                                    7.36         7,157,641              7,197,581
-------------------------------------------------------------------------------------------------

ENVIRONMENTAL (0.3%)
Allied Waste Inds North America
   Tranche AW Term Loan
        01-15-12 7.12-7.21                                       3,811,760              3,818,316
-------------------------------------------------------------------------------------------------

HEALTH CARE (0.6%)
HCA
   Tranche B Term Loan
        11-14-13                                    7.86         7,580,000              7,660,575
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 197

RiverSource VP - High Yield Bond Fund

BORROWER                                         COUPON       PRINCIPAL               VALUE(a)
                                                  RATE         AMOUNT
MEDIA CABLE (0.3%)
Charter Communications Operating
   2nd Lien Term Loan
        04-28-13                                    8.01%   $    4,000,000        $     4,020,840
-------------------------------------------------------------------------------------------------

MEDIA NON CABLE (1.0%)
VNU
   Tranche B Term Loan
        08-09-13                                    8.13        10,350,000(c)          10,421,208
-------------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.4%)
ACE Cash Express
   Tranche B Term Loan
        10-05-13                               8.30-8.36         4,845,000              4,845,000
-------------------------------------------------------------------------------------------------

PAPER (0.4%)
Georgia Pacific
   2nd Lien Tranche C Term Loan
        12-23-13                                    8.35         5,150,000              5,157,725
-------------------------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)

BORROWER                                         COUPON       PRINCIPAL               VALUE(a)
                                                  RATE         AMOUNT
RETAILERS (0.7%)
Sally Holdings LLC
   Tranche A Term Loan
        11-16-12                                    7.87%   $    1,550,000        $     1,555,162
Toys "R" Us
   Tranche B Term Loan
        07-19-12                                    9.63         6,600,000              6,786,978
                                                                                  ---------------
Total                                                                                   8,342,140
-------------------------------------------------------------------------------------------------

WIRELINES (0.7%)
Qwest
   Tranche B Term Loan
        06-30-10                                    6.95         8,955,000              9,105,354
-------------------------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $66,333,297)                                                               $    66,854,532
-------------------------------------------------------------------------------------------------

COMMON STOCKS (--%)

ISSUER                                                           SHARES                VALUE(a)
Link Energy LLC Unit                                               494,265(b)     $        14,581
-------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $3,913,363)                                                                $        14,581
-------------------------------------------------------------------------------------------------

OTHER (0.1%)

ISSUER                                                           SHARES                VALUE(a)
Varde Fund V LP                                                  5,000,000(b,e,j) $     1,420,150
-------------------------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $--)                                                                       $     1,420,150
-------------------------------------------------------------------------------------------------

MONEY MARKET FUND (3.5%)(l)

                                                                 SHARES                VALUE(a)
RiverSource Short-Term
   Cash Fund                                                     42,251,95(g)     $    42,251,953
-------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $42,251,953)                                                               $    42,251,953
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,193,419,565)(o)                                                         $ 1,212,430,422
=================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2006, the value of foreign securities represented 7.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2006, the value of these securities amounted to $280,008,050 or 23.0% of net assets.

(e)   The share amount for Limited Liability Companies (LLC) or Limited
      Partnerships (LP) represents capital contributions.

(f) At Dec. 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $6,304,144.

(g)   Affiliated Money Market Fund -- See Note 10 to the financial statements.

(h) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(i) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(j)   Identifies issues considered to be illiquid as to their marketability
      (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's
      Board of Directors. Information concerning such security holdings at Dec. 31, 2006, is as follows:

      SECURITY                                  ACQUISITION              COST
                                                   DATES
      ------------------------------------------------------------------------
      United Artists Theatre Circuit
         9.30% Series AU4                 08-15-96 thru 04-09-02  $ 1,727,801
      United Artists Theatre Circuit
         9.30% Series AV2                 12-11-01 thru 08-28-02      528,403
      Varde Fund V LP                     04-27-00 thru 06-19-00           --*

*     The original cost for this position in fiscal year 2004 was $25,000,000.
      From Sept. 29, 2004 through March 7, 2005, $25,000,000 was returned to the fund in the form of return of capital.


------------------------------------------------------------------------------

198 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - High Yield Bond Fund

NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)

(k) At Dec. 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(l) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.1% of net assets. See
      Note 6 to the financial statements. 3.4% of net assets is the Fund's cash equivalent position.

(m) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2006.

(n) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(o) At Dec. 31, 2006, the cost of securities for federal income tax purposes was $1,191,984,967 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $  32,593,817
      Unrealized depreciation                                      (12,148,362)
      -------------------------------------------------------------------------
      Net unrealized appreciation                                $  20,445,455
      -------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's
      Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330);
      and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form
      N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 199

INVESTMENTS IN SECURITIES

RiverSource VP - Income Opportunities Fund

DEC. 31, 2006

(Percentages represent value of investments compared to net assets)

BONDS (88.8%)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
ASSET-BACKED (--%)
Metris Master Trust
   Series 2005-1A Cl D
      03-21-11                                      7.25%   $       75,000(d,f)   $        74,886
-------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (3.4%)
Communications & Power Inds
   Sr Sub Nts
      02-01-12                                      8.00         3,685,000              3,740,274
CPI Intl
   Sr Nts
      02-01-15                                     11.30           200,000(f)             205,500
DRS Technologies
      02-01-16                                      6.63         1,585,000              1,596,888
      02-01-18                                      7.63           830,000                854,900
DRS Technologies
   Sr Sub Nts
      11-01-13                                      6.88         2,575,000              2,594,313
L-3 Communications
      06-15-12                                      7.63         1,650,000              1,707,750
      07-15-13                                      6.13            80,000                 78,400
L-3 Communications
   Sr Sub Nts
      01-15-15                                      5.88           225,000                217,125
L-3 Communications
   Sr Sub Nts
Series B
      10-15-15                                      6.38         1,785,000              1,767,150
TransDigm
      07-15-14                                      7.75         1,260,000              1,297,800
                                                                                  ---------------
Total                                                                                  14,060,100
-------------------------------------------------------------------------------------------------

AUTOMOTIVE (2.5%)
Ford Motor Credit
   Sr Nts
      08-10-11                                      9.88         3,690,000              3,953,650
Ford Motor Credit
   Sr Unsecured
      01-13-12                                      8.11         1,995,000(f)           1,977,575
GMAC
      04-15-16                                      7.70         3,685,000              3,473,113
Goodyear Tire & Rubber
   Sr Nts
      12-01-09                                      9.14         1,015,000(d,f)         1,020,075
                                                                                  ---------------
Total                                                                                  10,424,413
-------------------------------------------------------------------------------------------------

BROKERAGE (0.8%)
LaBranche & Co
   Sr Nts
      05-15-12                                     11.00         3,130,000              3,372,575
-------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
BUILDING MATERIALS (0.7%)
Ainsworth Lumber
      10-01-12                                      7.25%   $      175,000(c)     $       137,813
Interline Brands
   Sr Sub Nts
      06-15-14                                      8.13           375,000                385,313
Norcraft Companies LP/Finance
   Sr Sub Nts
      11-01-11                                      9.00         2,120,000              2,194,199
                                                                                  ---------------
Total                                                                                   2,717,325
-------------------------------------------------------------------------------------------------

CHEMICALS (5.0 %)
BCP Crystal US Holdings
   Sr Sub Nts
      06-15-14                                      9.63         1,476,000              1,630,980
Chemtura
      06-01-16                                      6.88         2,226,000              2,142,525
Hexion US Finance/Nova Scotia
   Sr Nts
      11-15-14                                      9.75         1,939,000(d)           1,965,661
INEOS Group Holdings
   Sr Sub Nts
      02-15-16                                      8.50         2,046,000(c,d)         1,953,930
INVISTA
      05-01-12                                      9.25         2,530,000(d)           2,707,100
Lyondell Chemical
      09-15-16                                      8.25           955,000              1,002,750
NALCO
   Sr Nts
      11-15-11                                      7.75         3,175,000              3,246,438
NewMarket
   Sr Nts
      12-15-16                                      7.13         2,125,000(d)           2,125,000
PQ
      02-15-13                                      7.50         3,332,000              3,282,019
                                                                                  ---------------
Total                                                                                  20,056,403
-------------------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (0.4%)
Case New Holland
      03-01-14                                      7.13           265,000                268,975
United Rentals North America
      02-15-12                                      6.50         1,570,000              1,550,375
                                                                                  ---------------
Total                                                                                   1,819,350
-------------------------------------------------------------------------------------------------

CONSUMER PRODUCTS (2.3%)
Chattem
   Sr Sub Nts
      03-01-14                                      7.00         2,600,000              2,561,000
Sealy Mattress
   Sr Sub Nts
      06-15-14                                      8.25         3,245,000              3,391,025

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
CONSUMER PRODUCTS (CONT.)
Visant
      10-01-12                                      7.63%   $    2,315,000        $     2,343,938
Visant Holding
   Sr Nts
      12-01-13                                      8.75         1,000,000              1,030,000
                                                                                  ---------------
Total                                                                                   9,325,963
-------------------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.2%)
ALH Finance LLC
   Sr Sub Nts
      01-15-13                                      8.50            29,000                 28,493
Covalence Specialty Materials
   Sr Sub Nts
      03-01-16                                     10.25           518,000(d)             473,970
RBS Global & Rexnord
      08-01-14                                      9.50           403,000(d)             418,616
                                                                                  ---------------
Total                                                                                     921,079
-------------------------------------------------------------------------------------------------

ELECTRIC (4.7%)
Aquila Canada Finance
      06-15-11                                      7.75         1,806,000(c)           1,905,760
Dynegy Holdings
      05-15-18                                      7.13         1,325,000              1,291,875
Dynegy Holdings
   Sr Unsecured
      05-01-16                                      8.38         2,300,000              2,415,000
Edison Mission Energy
   Sr Unsecured
      06-15-13                                      7.50         1,510,000              1,577,950
IPALCO Enterprises
Secured
      11-14-08                                      8.38            65,000                 67,438
      11-14-11                                      8.63         1,540,000              1,674,750
Midwest Generation LLC
Series B
      01-02-16                                      8.56           337,074                371,624
Mirant Americas Generation LLC
   Sr Nts
      05-01-11                                      8.30         1,325,000              1,358,125
Mirant North America LLC
      12-31-13                                      7.38         2,765,000              2,806,474
Nevada Power
      04-15-12                                      6.50           550,000                564,617
NRG Energy
      02-01-14                                      7.25         1,050,000              1,057,875
      02-01-16                                      7.38           245,000                246,225
      01-15-17                                      7.38         1,555,000              1,558,888
Reliant Energy
   Secured
      07-15-13                                      9.50           185,000                198,413
      12-15-14                                      6.75         2,375,000              2,327,500
                                                                                  ---------------
Total                                                                                  19,422,514
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

200 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Income Opportunities Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
ENTERTAINMENT (0.5%)
AMC Entertainment
      02-01-16                                     11.00%   $      925,000        $     1,038,313
AMC Entertainment
   Sr Sub Nts
      03-01-14                                      8.00         1,000,000                992,500
                                                                                  ---------------
Total                                                                                   2,030,813
-------------------------------------------------------------------------------------------------

ENVIRONMENTAL (1.5%)
Allied Waste North America
   Secured
      04-15-11                                      6.38         1,975,000              1,950,313
Allied Waste North America
   Secured Series B
      02-15-11                                      5.75           260,000                251,550
Allied Waste North America
   Series B
      09-01-12                                      9.25           235,000                249,688
      05-15-16                                      7.13           950,000                940,500
Clean Harbors
      07-15-12                                     11.25           120,000                133,574
WCA Waste
      06-15-14                                      9.25         2,395,000              2,502,774
                                                                                  ---------------
Total                                                                                   6,028,399
-------------------------------------------------------------------------------------------------

FOOD AND BEVERAGE (2.7%)
ASG Consolidated LLC/Finance
   Sr Disc Nts
   (Zero coupon through 11-01-08,
   thereafter 11.50%)
      11-01-11                                      9.99         1,480,000(e)           1,317,200
Constellation Brands
      09-01-16                                      7.25         2,415,000              2,481,413
Cott Beverages USA
      12-15-11                                      8.00         5,280,000              5,385,599
Pinnacle Foods Group
   Sr Sub Nts
      12-01-13                                      8.25         1,990,000              2,037,263
                                                                                  ---------------
Total                                                                                  11,221,475
-------------------------------------------------------------------------------------------------

GAMING (6.7%)
Boyd Gaming
   Sr Sub Nts
      04-15-14                                      6.75            20,000                 19,950
      02-01-16                                      7.13           660,000                656,700
Buffalo Thunder Development Authority
   Secured
      12-15-14                                      9.38         1,170,000(d)           1,184,625
Circus & Eldorado Jt Venture/Silver Legacy Capital
   1st Mtge
      03-01-12                                     10.13         2,930,000              3,076,499
Harrah's Operating
      06-01-16                                      6.50         3,195,000              2,860,643
      10-01-17                                      5.75           585,000                490,117
Majestic Star Casino LLC/Capital
      10-15-10                                      9.50         4,300,000              4,514,999
Mandalay Resort Group
   Sr Nts
      12-15-11                                      6.38           100,000                 99,500

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
GAMING (CONT.)
MGM MIRAGE
      02-01-11                                      8.38%   $      245,000        $       254,188
      04-01-13                                      6.75         1,845,000              1,803,488
      07-15-15                                      6.63         1,000,000                952,500
MGM MIRAGE
   Sr Nts
      02-27-14                                      5.88         1,000,000                927,500
Mohegan Tribal Gaming Authority
   Sr Nts
      02-15-13                                      6.13           260,000                258,050
Pokagon Gaming Authority
   Sr Nts
      06-15-14                                     10.38         1,865,000(d)           2,042,175
Station Casinos
   Sr Nts
      04-01-12                                      6.00         1,675,000              1,589,156
Station Casinos
   Sr Sub Nts
      03-01-16                                      6.88           750,000                673,125
Tunica-Biloxi Gaming Authority
   Sr Unsecured
      11-15-15                                      9.00         2,335,000(d)           2,416,725
Wheeling Island Gaming
      12-15-09                                     10.13         2,065,000              2,103,719
Wynn Las Vegas LLC/Capital
   1st Mtge
      12-01-14                                      6.63           980,000                973,875
                                                                                  ---------------
Total                                                                                  26,897,534
-------------------------------------------------------------------------------------------------

GAS PIPELINES (4.5%)
ANR Pipeline
      03-15-10                                      8.88           625,000                655,681
Colorado Interstate Gas
   Sr Nts
      03-15-15                                      5.95           185,000                182,533
      11-15-15                                      6.80           135,000                140,371
El Paso Natural Gas
   Sr Nts Series A
      08-01-10                                      7.63           760,000                794,200
Regency Energy Partners LP/Finance
   Sr Unsecured
      12-15-13                                      8.38         2,500,000(d)           2,506,250
Southern Star Central
   Sr Nts
      03-01-16                                      6.75         4,460,000              4,448,850
Tennessee Gas Pipeline
      12-15-11                                      6.00         1,071,000              1,052,258
Williams Companies
      09-01-21                                      7.88         2,625,000              2,815,313
Williams Companies
   Sr Nts
      07-15-19                                      7.63         4,440,000              4,750,799
Williams Partners LP/Finance
      02-01-17                                      7.25         1,160,000(d)           1,183,200
                                                                                  ---------------
Total                                                                                  18,529,455
-------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
HEALTH CARE (6.8%)
Community Health Systems
   Sr Sub Nts
      12-15-12                                      6.50%   $      575,000        $       566,375
DaVita
      03-15-13                                      6.63           940,000                942,350
      03-15-15                                      7.25         1,350,000              1,377,000
HCA
   Secured
      11-15-16                                      9.25         3,440,000(d)           3,672,200
      11-15-16                                      9.63         4,082,000(d)           4,367,739
HCA
   Sr Unsecured
      02-15-16                                      6.50         1,015,000                855,138
HealthSouth
   Sr Nts
      06-15-16                                     10.75           340,000(d)             365,500
IASIS Healthcare LLC/Capital
   Sr Sub Nts
      06-15-14                                      8.75         1,296,000              1,312,200
MedCath Holdings
   Sr Nts
      07-15-12                                      9.88           610,000                657,275
Omnicare
   Sr Sub Nts
      12-15-13                                      6.75         2,800,000              2,765,000
      12-15-15                                      6.88           570,000                562,875
Select Medical
      02-01-15                                      7.63         1,028,000                853,240
Select Medical
   Sr Unsecured
      09-15-15                                     11.18           957,000(f)             789,525
Triad Hospitals
   Sr Nts
      05-15-12                                      7.00           680,000                691,900
Triad Hospitals
   Sr Sub Nts
      11-15-13                                      7.00         3,037,000              3,055,981
US Oncology
      08-15-12                                      9.00         2,315,000              2,442,325
VWR Intl
   Sr Nts
      04-15-12                                      6.88         2,140,000              2,153,375
                                                                                  ---------------
Total                                                                                  27,429,998
-------------------------------------------------------------------------------------------------

HOME CONSTRUCTION (0.9%)
K Hovnanian Enterprises
      05-15-16                                      7.50         1,000,000              1,005,000
Meritage Homes
      03-15-15                                      6.25           765,000                726,750
Meritage Homes
   Sr Nts
      05-01-14                                      7.00         1,400,000              1,379,000
Stanley-Martin Communities LLC
      08-15-15                                      9.75           465,000                367,350
William Lyon Homes
   Sr Nts
      02-15-14                                      7.50           370,000                308,025
                                                                                  ---------------
Total                                                                                   3,786,125
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 201

RiverSource VP - Income Opportunities Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
INDEPENDENT ENERGY (6.1%)
Chaparral Energy
      12-01-15                                      8.50%   $    2,248,000        $     2,236,760
Chesapeake Energy
      07-15-13                                      7.63         1,405,000              1,478,763
Chesapeake Energy
   Sr Nts
      06-15-14                                      7.50           225,000                233,719
      08-15-14                                      7.00         1,230,000              1,249,988
Compton Petroleum Finance
      12-01-13                                      7.63           832,000(c)             802,880
Denbury Resources
   Sr Sub Nts
      12-15-15                                      7.50           855,000                867,825
Encore Acquisition
   Sr Sub Nts
      04-15-14                                      6.25           210,000                196,875
      07-15-15                                      6.00         1,220,000              1,113,250
EXCO Resources
      01-15-11                                      7.25         3,420,000              3,471,299
Hilcorp Energy I LP/Finance
   Sr Nts
      06-01-16                                      9.00         1,250,000(d)           1,321,875
Petrohawk Energy
      07-15-13                                      9.13         3,050,000              3,202,500
Pioneer Natural Resources
      05-01-18                                      6.88         1,450,000              1,410,430
Pioneer Natural Resources
   Sr Nts
      07-15-16                                      5.88         4,835,000              4,458,705
Range Resources
      03-15-15                                      6.38         1,660,000              1,618,500
      05-15-16                                      7.50         1,005,000              1,030,125
                                                                                  ---------------
Total                                                                                  24,693,494
-------------------------------------------------------------------------------------------------

MEDIA CABLE (2.5%)
Charter Communications Operating LLC/Capital
   Sr Nts
      04-30-12                                      8.00           950,000(d)             986,813
      04-30-14                                      8.38         1,880,000(d)           1,962,249
CSC Holdings
   Sr Nts Series B
      07-15-09                                      8.13           485,000                502,581
      04-01-11                                      7.63           370,000                376,938
DIRECTV Holdings LLC/Finance
      06-15-15                                      6.38            85,000                 81,494
EchoStar DBS
      10-01-14                                      6.63         1,210,000              1,179,750
      02-01-16                                      7.13         2,675,000              2,674,999
EchoStar DBS
   Sr Nts
      10-01-11                                      6.38           185,000                183,844
Mediacom LLC/Capital
   Sr Nts
      02-15-11                                      7.88           300,000                298,125
NTL Cable
      04-15-14                                      8.75            60,000(c)              62,775

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL               VALUE(a)
                                                    RATE         AMOUNT
MEDIA CABLE (CONT.)
NTL Cable
   Sr Nts
      08-15-16                                      9.13%   $      825,000(c)     $       872,438
Quebecor Media
   Sr Nts
      03-15-16                                      7.75           210,000(c)             214,463
Videotron Ltee
      12-15-15                                      6.38         1,000,000(c)             977,500
                                                                                  ---------------
Total                                                                                  10,373,969
-------------------------------------------------------------------------------------------------

MEDIA NON CABLE (9.0%)
Clear Channel Communications
   Sr Nts
      09-15-14                                      5.50         1,315,000              1,109,281
Clear Channel Communications
   Sr Unsub
      12-15-16                                      5.50         2,630,000              2,128,903
Dex Media
      11-15-13                                      8.00         1,410,000              1,452,300
Dex Media
   (Zero coupon through 11-15-08,
   thereafter 9.00%)
      11-15-13                                      8.68         5,475,000(e)           4,886,437
Entercom Radio LLC/Capital
      03-01-14                                      7.63         1,597,000              1,597,000
Idearc
   Sr Nts
      11-15-16                                      8.00         3,840,000(d)           3,912,000
Intelsat Bermuda
      06-15-16                                      9.25         2,080,000(c,d)         2,236,000
Lamar Media
      01-01-13                                      7.25           651,000                663,206
      08-15-15                                      6.63         1,219,000              1,208,334
Lamar Media
   Series B
      08-15-15                                      6.63           740,000                733,525
Liberty Media
   Sr Nts
      05-15-13                                      5.70         2,490,000              2,345,921
LIN TV
   Series B
      05-15-13                                      6.50           160,000                152,400
LIN TV
   Sr Sub Nts
      05-15-13                                      6.50           380,000                361,950
Nielsen Finance LLC
   Sr Nts
      08-01-14                                     10.00           775,000(d)             839,906
Radio One
      02-15-13                                      6.38           285,000                266,475
Radio One
   Series B
      07-01-11                                      8.88         1,160,000              1,197,700
Rainbow Natl Services LLC
   Sr Nts
      09-01-12                                      8.75         1,130,000(d)           1,187,913

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
MEDIA NON CABLE (CONT.)
Rainbow Natl Services LLC
   Sr Sub Deb
      09-01-14                                     10.38%   $    1,025,000(d)     $     1,139,031
RH Donnelley
      12-15-12                                     10.88           250,000                272,500
RH Donnelley
   Sr Disc Nts Series A-2
      01-15-13                                      6.88           170,000                162,988
Salem Communications
      12-15-10                                      7.75         4,274,000              4,338,110
Sinclair Broadcast Group
      03-15-12                                      8.00         1,265,000              1,306,113
Sun Media
      02-15-13                                      7.63         2,900,000(c)           2,939,875
                                                                                  ---------------
Total                                                                                  36,437,868
-------------------------------------------------------------------------------------------------

METALS (0.8%)
Aleris Intl
   Sr Nts
      12-15-14                                      9.00         1,105,000(d)           1,113,288
Peabody Energy
   Series B
      03-15-13                                      6.88         1,918,000              1,965,950
                                                                                  ---------------
Total                                                                                   3,079,238
-------------------------------------------------------------------------------------------------

OIL FIELD SERVICES (2.6%)
Chart Inds
   Sr Sub Nts
      10-15-15                                      9.13         2,750,000(d)           2,873,750
OPTI Canada
      12-15-14                                      8.25         2,300,000(c,d)         2,351,750
Pride Intl
   Sr Nts
      07-15-14                                      7.38         4,095,000              4,228,088
Quicksilver Resources
      04-01-16                                      7.13         1,310,000              1,280,525
                                                                                  ---------------
Total                                                                                  10,734,113
-------------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (4.2%)
Cardtronics
      08-15-13                                      9.25         2,765,000              2,889,425
Dow Jones CDX HY
   Series 7-T1
      12-29-11                                      8.38        12,000,000(d)          12,324,000
Residential Capital
      02-22-11                                      6.00           435,000                434,177
Triad Acquisition
   Sr Unsecured
   Series B
      05-01-13                                     11.13         1,845,000              1,752,750
                                                                                  ---------------
Total                                                                                  17,400,352
-------------------------------------------------------------------------------------------------

OTHER INDUSTRY (0.1%)
Rental Service
      12-01-14                                      9.50           580,000(d)             598,850
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

202 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Income Opportunities Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
PACKAGING (1.5%)
Ball
      12-15-12                                      6.88%   $    1,475,000        $     1,502,656
Crown Americas LLC/Capital
      11-15-13                                      7.63         1,225,000              1,261,750
Crown Americas LLC/Capital
   Sr Nts
      11-15-15                                      7.75           250,000                259,375
Owens-Brockway Glass Container
      05-15-11                                      7.75         1,120,000              1,150,800
Plastipak Holdings
   Sr Nts
      12-15-15                                      8.50         1,400,000(d)           1,456,000
Silgan Holdings
   Sr Sub Nts
      11-15-13                                      6.75           650,000                637,000
                                                                                  ---------------
Total                                                                                   6,267,581
-------------------------------------------------------------------------------------------------

PAPER (4.7%)
Boise Cascade LLC
      10-15-12                                      8.25           625,000(f)             626,563
      10-15-14                                      7.13         1,885,000              1,823,738
Cascades
   Sr Nts
      02-15-13                                      7.25           950,000(c)             947,625
Georgia-Pacific
      01-15-17                                      7.13         6,262,000(d)           6,246,344
Jefferson Smurfit US
      06-01-13                                      7.50         1,995,000              1,875,300
NewPage
   Secured
      05-01-12                                     10.00         4,215,000              4,446,825
Norampac
   Sr Nts
      06-01-13                                      6.75         1,380,000(c)           1,342,050
Smurfit Kappa Funding
   Sr Nts
      10-01-12                                      9.63           640,000(c)             678,400
Stone Container Finance
      07-15-14                                      7.38         1,385,000(c)           1,288,050
                                                                                  ---------------
Total                                                                                  19,274,895
-------------------------------------------------------------------------------------------------

PHARMACEUTICALS (0.4%)
Elan Finance
      11-15-11                                      7.75         1,600,000(c)           1,562,000
-------------------------------------------------------------------------------------------------

RAILROADS (0.2%)
Kansas City Southern de Mexico
   Sr Nts
      12-01-13                                      7.63           685,000(c,d)           685,000
-------------------------------------------------------------------------------------------------

RETAILERS (2.4%)
AutoNation
      04-15-14                                      7.00         1,430,000              1,440,725
Michaels Stores
   Sr Nts
      11-01-14                                     10.00         2,140,000(d)           2,225,600
Neiman Marcus Group
      10-15-15                                      9.00         1,440,000              1,571,400

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
RETAILERS (CONT.)
Sally Holdings LLC
   Sr Nts
      11-15-14                                      9.25%   $    1,515,000(d)     $     1,543,406
United Auto Group
      03-15-12                                      9.63         1,560,000              1,639,950
United Auto Group
   Sr Sub Nts
      12-15-16                                      7.75         1,500,000(d)           1,501,875
                                                                                  ---------------
Total                                                                                   9,922,956
-------------------------------------------------------------------------------------------------

TECHNOLOGY (2.5%)
Freescale Semiconductor
   Sr Nts
      12-15-14                                      8.88           930,000(d)             927,675
      12-15-14                                      9.24           445,000(d,f)           441,663
NXP Funding LLC
   Secured
      10-15-13                                      8.12         2,195,000(c,d,f)       2,227,925
NXP Funding LLC
   Sr Nts
      10-15-15                                      9.50         1,071,000(c,d)         1,097,775
Seagate Technology HDD Holdings
      10-01-16                                      6.80         3,000,000(c)           3,015,000
West
   Sr Nts
      10-15-16                                     11.00         2,650,000(d)           2,683,125
                                                                                  ---------------
Total                                                                                  10,393,163
-------------------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.5%)
Avis Budget Car Rental LLC/Finance
   Sr Nts
      05-15-14                                      7.63           325,000(d)             316,875
      05-15-16                                      7.75           240,000(d)             231,600
Hertz
   Sr Nts
      01-01-14                                      8.88         1,475,000(d)           1,545,063
                                                                                  ---------------
Total                                                                                   2,093,538
-------------------------------------------------------------------------------------------------

WIRELESS (3.3%)
American Tower
   Sr Nts
      10-15-12                                      7.13           415,000                426,413
Centennial Cellular Operating/Communications
      06-15-13                                     10.13         1,000,000              1,077,500
Centennial Communications/Cellular Operating LLC
   Sr Nts
      02-01-14                                      8.13           900,000                923,625
Dobson Cellular Systems
   Secured
      11-01-11                                      8.38         1,350,000              1,422,563
Nextel Communications
   Series D
      08-01-15                                      7.38           950,000                974,154
Nextel Communications
   Series E
      10-31-13                                      6.88           140,000                141,446

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
WIRELESS (CONT.)
Nextel Communications
   Series F
      03-15-14                                      5.95%   $    4,300,000        $     4,187,408
Rogers Wireless
   Secured
      12-15-12                                      7.25         1,150,000(c)           1,219,000
      03-01-14                                      6.38         1,160,000(c)           1,174,500
Rogers Wireless
   Sr Sub Nts
      12-15-12                                      8.00           210,000(c)             224,175
Rural Cellular
   Secured
      03-15-12                                      8.25         1,550,000              1,613,937
                                                                                  ---------------
Total                                                                                  13,384,721
-------------------------------------------------------------------------------------------------

WIRELINES (4.5%)
Cincinnati Bell
      07-15-13                                      7.25           110,000                113,850
Citizens Communications
      05-15-11                                      9.25           100,000                110,625
Citizens Communications
   Sr Nts
      01-15-13                                      6.25         1,285,000              1,260,906
Embarq
      06-01-16                                      7.08         1,095,000              1,114,732
GCI
   Sr Nts
      02-15-14                                      7.25         1,175,000              1,166,188
Level 3 Financing
      03-15-13                                     12.25           530,000                600,225
Level 3 Financing
   Sr Nts
      11-01-14                                      9.25         1,685,000(d)           1,716,594
Qwest
      03-15-12                                      8.88         3,385,000              3,770,044
Qwest Communications Intl
      02-15-14                                      7.50           250,000                257,500
Qwest
   Sr Nts
      06-15-15                                      7.63         1,025,000              1,096,750
Qwest
   Sr Unsecured
      10-01-14                                      7.50           600,000                636,000
Windstream
   Sr Nts
      08-01-16                                      8.63         6,170,000(d)           6,756,149
                                                                                  ---------------
Total                                                                                  18,599,563
-------------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $357,881,800)                                                              $   363,619,708
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 203

RiverSource VP - Income Opportunities Fund

SENIOR LOANS (5.1%)(g)

BORROWER                                           COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
AUTOMOTIVE (0.5%)
Ford Motor
   Tranche B Term Loan
      11-29-13                                      8.36%   $    2,075,000(b)     $     2,078,569
-------------------------------------------------------------------------------------------------

ELECTRIC (0.2%)
NRG Energy
   Tranche B Term Loan
      02-01-13                                      7.37           997,494              1,003,060
-------------------------------------------------------------------------------------------------

HEALTH CARE (0.7%)
HCA
   Tranche B Term Loan
      11-14-13                                      7.86         2,650,000              2,678,170
-------------------------------------------------------------------------------------------------

MEDIA CABLE (0.7%)
Charter Communications Operating
   Term Loan
      04-28-13                                      8.01         2,750,000              2,764,328
-------------------------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)

BORROWER                                           COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
MEDIA NON CABLE (0.6%)
VNU
   Tranche B Term Loan
      08-09-13                                      8.13%   $    2,500,000(c)     $     2,517,200
-------------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.3%)
ACE Cash Express
   Term Loan
      10-05-13                                 8.30-8.39         1,255,000              1,255,000
-------------------------------------------------------------------------------------------------

OTHER INDUSTRY (0.2%)
Rental Services
   2nd Lien Term Loan
      11-27-13                                 8.85-8.87           860,000                866,665
-------------------------------------------------------------------------------------------------

PAPER (1.1%)
Georgia Pacific
   2nd Lien Tranche C Term Loan
      12-23-13                                      8.35         4,450,000              4,456,674
-------------------------------------------------------------------------------------------------

RETAILERS (0.4%)
Sally Holdings LLC
   Tranche B Term Loan
      11-16-12                                      7.87           450,000                451,499

SENIOR LOANS (CONTINUED)

BORROWER                                           COUPON      PRINCIPAL              VALUE(a)
                                                    RATE        AMOUNT
RETAILERS (CONT.)
Toys "R" Us
   Tranche B Term Loan
      07-19-12                                      9.63%   $    1,000,000        $     1,028,330
                                                                                  ---------------
Total                                                                                   1,479,829
-------------------------------------------------------------------------------------------------

TECHNOLOGY (0.4%)
West Corp
   Tranche B Term Loan
      10-24-13                                      8.11         1,820,000(b)           1,820,855
-------------------------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $20,877,397)                                                               $    20,920,350
-------------------------------------------------------------------------------------------------

MONEY MARKET FUND (6.5%)

                                                                 SHARES               VALUE(a)
RiverSource Short-Term
   Cash Fund                                                    26,802,813(h)     $    26,802,813
-------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $26,802,813)                                                               $    26,802,813
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $405,562,010)(i)                                                           $   411,342,871
=================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Dec. 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $3,905,775.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2006, the value of foreign securities represented 7.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2006, the value of these securities amounted to $92,927,746 or 22.7% of net assets.

(e) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(f) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2006.

(g) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(h)   Affiliated Money Market Fund -- See Note 10 to the financial statements.

(i) At Dec. 31, 2006, the cost of securities for federal income tax purposes was $405,667,157 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                  $ 6,314,239
      Unrealized depreciation                                     (638,525)
      ---------------------------------------------------------------------
      Net unrealized appreciation                              $ 5,675,714
      ---------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's
      Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330);
      and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form
      N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

204 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - International Opportunity Fund

DEC. 31, 2006

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (99.0%)(C)

ISSUER                                                             SHARES             VALUE(a)
AUSTRALIA (2.4%)
CAPITAL MARKETS (0.6%)
Macquarie Bank                                                     116,841        $     7,279,132
-------------------------------------------------------------------------------------------------

INSURANCE (0.4%)
QBE Insurance Group                                                208,979              4,758,726
-------------------------------------------------------------------------------------------------

METALS & MINING (1.4%)
BHP Billiton                                                       400,393              7,995,566
Newcrest Mining                                                    229,418              4,771,450
Rio Tinto                                                          119,508(e)           7,008,548
                                                                                  ---------------
Total                                                                                  19,775,564
-------------------------------------------------------------------------------------------------

AUSTRIA (0.7%)
COMMERCIAL BANKS
Erste Bank der Oesterreichischen
   Sparkassen                                                      122,604              9,387,112
-------------------------------------------------------------------------------------------------

BELGIUM (1.6%)
BEVERAGES (0.9%)
InBev                                                              183,904             12,123,095
-------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.7%)
Colruyt                                                             40,717              8,696,171
-------------------------------------------------------------------------------------------------

BRAZIL (0.7%)
AIRLINES (0.3%)
GOL Linhas Aereas
   Inteligentes ADR                                                142,261              4,078,623
-------------------------------------------------------------------------------------------------

METALS & MINING (0.4%)
Companhia Vale do
   Rio Doce ADR                                                    164,003              4,877,449
-------------------------------------------------------------------------------------------------

CANADA (1.1%)
OIL, GAS & CONSUMABLE FUELS (0.7%)
Canadian Natural Resources                                          70,000              3,731,132
Petro-Canada                                                       110,000              4,504,717
                                                                                  ---------------
Total                                                                                   8,235,849
-------------------------------------------------------------------------------------------------

ROAD & RAIL (0.4%)
Canadian Pacific Railway                                           110,000              5,792,453
-------------------------------------------------------------------------------------------------

CHILE (0.6%)
COMMERCIAL BANKS
Banco Santander Chile ADR                                          155,495              7,488,639
-------------------------------------------------------------------------------------------------

CHINA (0.6%)
COMMERCIAL BANKS
China Merchants Bank
   Series H                                                      3,678,500(b)           7,794,194
-------------------------------------------------------------------------------------------------

FINLAND (0.5%)
OIL, GAS & CONSUMABLE FUELS
Neste Oil                                                          200,855              6,105,910
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
FRANCE (10.6%)
COMMERCIAL BANKS (1.5%)
BNP Paribas                                                         84,759        $     9,247,034
Societe Generale                                                    64,420             10,935,421
                                                                                  ---------------
Total                                                                                  20,182,455
-------------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.7%)
VINCI                                                               68,188              8,712,787
-------------------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.4%)
Imerys                                                              62,740              5,581,851
-------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.1%)
ALSTOM                                                              48,994(b)           6,641,820
Schneider Electric                                                  70,202              7,793,262
                                                                                  ---------------
Total                                                                                  14,435,082
-------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.3%)
Carrefour                                                           62,345              3,780,649
-------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Essilor Intl                                                       102,634             11,034,588
-------------------------------------------------------------------------------------------------

INSURANCE (2.8%)
Assurances Generales
   de France                                                        81,413             12,691,631
AXA                                                                459,311             18,594,924
Euler Hermes                                                        28,994              4,194,619
                                                                                  ---------------
Total                                                                                  35,481,174
-------------------------------------------------------------------------------------------------

MACHINERY (0.4%)
Vallourec                                                           18,555              5,395,718
-------------------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.6%)
Neopost                                                             61,275              7,696,015
-------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.5%)
Total                                                              272,114             19,629,753
-------------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.5%)
LVMH Moet Hennessy
   Louis Vuitton                                                    67,879              7,163,540
-------------------------------------------------------------------------------------------------

GERMANY (6.1%)
AEROSPACE & DEFENSE (0.5%)
MTU Aero Engines Holding                                           130,109              6,090,036
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.6%)
Deutsche Postbank                                                   97,042              8,194,263
-------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.7%)
Wincor Nixdorf                                                      57,693              8,975,597
-------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.3%)
E.ON                                                                27,740              3,765,304
-------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.6%)
Fresenius Medical Care & Co                                         62,554              8,337,219
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
GERMANY (CONT.)
INSURANCE (1.8%)
Allianz                                                            119,307        $    24,372,408
-------------------------------------------------------------------------------------------------

MACHINERY (0.7%)
MAN                                                                 95,658              8,644,343
-------------------------------------------------------------------------------------------------

SOFTWARE (0.3%)
SAP                                                                 68,836              3,658,164
-------------------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.6%)
Hypo Real Estate Holding                                           116,597              7,347,567
-------------------------------------------------------------------------------------------------

GREECE (0.9%)
COMMERCIAL BANKS
EFG Eurobank Ergasias                                              332,519             12,044,100
-------------------------------------------------------------------------------------------------

HONG KONG (2.3%)
COMMERCIAL BANKS (0.2%)
Bank of East Asia                                                  430,000              2,435,329
-------------------------------------------------------------------------------------------------

DISTRIBUTORS (0.6%)
Li & Fung                                                        2,404,000              7,479,853
-------------------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.9%)
Cheung Kong Holdings                                               386,000              4,751,922
China Overseas Land & Investment                                 5,804,000              7,790,604
                                                                                  ---------------
Total                                                                                  12,542,526
-------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.6%)
Esprit Holdings                                                    741,500              8,279,883
-------------------------------------------------------------------------------------------------

HUNGARY (0.2%)
PHARMACEUTICALS
Richter Gedeon ADR                                                  13,808(d,g)         3,146,252
-------------------------------------------------------------------------------------------------

INDONESIA (0.4%)
DIVERSIFIED TELECOMMUNICATION SERVICES
Telekomunikasi Indonesia                                         4,667,000              5,264,513
-------------------------------------------------------------------------------------------------

IRELAND (1.4%)
COMMERCIAL BANKS (0.7%)
Bank of Ireland                                                    398,789              9,212,023
-------------------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.7%)
CRH                                                                219,244              9,127,739
-------------------------------------------------------------------------------------------------

ITALY (4.1%)
COMMERCIAL BANKS (1.1%)
UniCredito Italiano                                              1,587,411             13,913,335
-------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.1%)
Saipem                                                             558,167             14,544,041
-------------------------------------------------------------------------------------------------

FOOD PRODUCTS (0.6%)
Parmalat                                                         1,976,367(b)           8,504,700
-------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.3%)
Eni                                                                489,612             16,467,409
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 205

RiverSource VP - International Opportunity Fund

ISSUER                                                             SHARES             VALUE(a)
JAPAN (21.9%)
AUTO COMPONENTS (0.3%)
Keihin                                                             166,000        $     4,177,899
-------------------------------------------------------------------------------------------------

AUTOMOBILES (2.3%)
Honda Motor                                                        245,100              9,680,420
Toyota Motor                                                       297,500             19,900,000
                                                                                  ---------------
Total                                                                                  29,580,420
-------------------------------------------------------------------------------------------------

BEVERAGES (0.2%)
Asahi Breweries                                                    203,600              3,259,311
-------------------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.8%)
Asahi Glass                                                        837,000             10,058,067
-------------------------------------------------------------------------------------------------

CAPITAL MARKETS (1.3%)
Nikko Cordial                                                      639,000              7,329,706
Nomura Holdings                                                    380,800              7,184,000
Tokai Tokyo Securities                                             467,000              2,201,571
                                                                                  ---------------
Total                                                                                  16,715,277
-------------------------------------------------------------------------------------------------

CHEMICALS (1.7%)
Showa Denko                                                      2,195,000              8,411,092
Sumitomo Chemical                                                1,200,000              9,307,563
UBE Inds                                                         1,515,000              4,354,034
                                                                                  ---------------
Total                                                                                  22,072,689
-------------------------------------------------------------------------------------------------
COMMERCIAL BANKS (3.0%)
Bank of Yokohama                                                   583,000              4,566,017
Mitsubishi UFJ
   Financial Group                                                   1,397             17,257,059
Mitsui Trust Holdings                                              647,000              7,426,908
Mizuho Financial Group                                               1,602             11,442,857
                                                                                  ---------------
Total                                                                                  40,692,841
-------------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Okumura                                                            630,000              3,118,235
-------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.1%)
Japan Cash Machine                                                  97,500(e)           1,039,727
-------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
Arisawa Mfg                                                        218,800              2,476,669
Murata Mfg                                                          59,100              3,997,941
Yokogawa Electric                                                  316,100              5,012,443
                                                                                  ---------------
Total                                                                                  11,487,053
-------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.9%)
Daito Trust Construction                                            87,700              4,023,882
Haseko                                                           1,191,000(b)           4,263,580
Misawa Homes Holdings                                              151,400(b)           3,734,109
Sekisui Chemical                                                   854,000              6,810,472
Sharp                                                              380,000              6,546,218
                                                                                  ---------------
Total                                                                                  25,378,261
-------------------------------------------------------------------------------------------------

INSURANCE (0.5%)
Millea Holdings                                                     64,900              2,290,588
T&D Holdings                                                        62,200              4,113,563
                                                                                  ---------------
Total                                                                                   6,404,151
-------------------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.2%)
eAccess                                                              5,573(e)           3,147,106
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                            SHARES              VALUE(a)
JAPAN (CONT.)
MACHINERY (1.2%)
AMADA                                                              643,000        $     6,813,639
SMC                                                                 59,700              8,468,369
                                                                                  ---------------
Total                                                                                  15,282,008
-------------------------------------------------------------------------------------------------

METALS & MINING (0.9%)
Mitsui Mining & Smelting                                         1,721,000              8,619,462
Pacific Metals                                                     340,000              3,334,286
                                                                                  ---------------
Total                                                                                  11,953,748
-------------------------------------------------------------------------------------------------

MULTILINE RETAIL (0.5%)
Mitsukoshi                                                         611,000              2,859,891
Ryohin Keikaku                                                      51,600              3,950,218
                                                                                  ---------------
Total                                                                                   6,810,109
-------------------------------------------------------------------------------------------------

OFFICE ELECTRONICS (1.6%)
Canon                                                              234,950             13,228,277
Ricoh                                                              385,000              7,861,765
                                                                                  ---------------
Total                                                                                  21,090,042
-------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.5%)
Nippon Mining Holdings                                             954,500              6,865,983
-------------------------------------------------------------------------------------------------

PHARMACEUTICALS (1.3%)
Shionogi & Co                                                      257,000              5,053,613
Takeda Pharmaceutical                                              178,900             12,282,463
                                                                                  ---------------
Total                                                                                  17,336,076
-------------------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.0%)
Mitsui Fudosan                                                     178,000              4,345,294
Sumitomo Real Estate Sales                                          51,170              3,891,500
TOC                                                                846,250              4,266,807
                                                                                  ---------------
Total                                                                                  12,503,601
-------------------------------------------------------------------------------------------------

SOFTWARE (0.7%)
Nintendo                                                            34,600              8,984,370
-------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.3%)
Komeri                                                             113,800              3,327,933
-------------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.2%)
ONWARD Kashiyama                                                   234,000              2,986,941
-------------------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.3%)
Mitsubishi Logistics                                               228,000              3,538,790
-------------------------------------------------------------------------------------------------

MEXICO (0.5%)
MEDIA
Grupo Televisa ADR                                                 241,290              6,517,242
-------------------------------------------------------------------------------------------------

NETHERLANDS (0.9%)
DIVERSIFIED FINANCIAL SERVICES (0.2%)
ING Groep                                                           73,706              3,268,035
-------------------------------------------------------------------------------------------------

FOOD PRODUCTS (0.7%)
Royal Numico                                                       159,863              8,599,028
-------------------------------------------------------------------------------------------------

RUSSIA (0.6%)
OIL, GAS & CONSUMABLE FUELS
Gazprom ADR                                                        161,379              7,423,434
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                            SHARES              VALUE(a)
SINGAPORE (1.4%)
COMMERCIAL BANKS (0.5%)
DBS Group Holdings                                                 422,000        $     6,221,671
-------------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.5%)
Keppel                                                             611,000              7,015,200
-------------------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.4%)
City Developments                                                  659,200              5,461,439
-------------------------------------------------------------------------------------------------

SOUTH AFRICA (0.8%)
MEDIA (0.4%)
Naspers Series N                                                   217,771              5,167,015
-------------------------------------------------------------------------------------------------

METALS & MINING (0.4%)
Impala Platinum Holdings                                           207,864              5,466,743
-------------------------------------------------------------------------------------------------

SOUTH KOREA (1.0%)
COMMERCIAL BANKS (0.6%)
Shinhan Financial Group                                            154,140              7,876,977
-------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.4%)
Samsung Electronics                                                  6,989              4,587,310
-------------------------------------------------------------------------------------------------

SPAIN (2.5%)
COMMERCIAL BANKS (1.6%)
Banco Bilbao Vizcaya
   Argentaria                                                      847,838             20,413,220
-------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.9%)
Inditex                                                            222,228             11,971,241
-------------------------------------------------------------------------------------------------

SWEDEN (2.3%)
BUILDING PRODUCTS (0.9%)
ASSA ABLOY Cl B                                                    526,200             11,451,494
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.6%)
Skandinaviska Enskilda
   Banken                                                          257,400              8,176,978
-------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.8%)
Telefonaktiebolaget LM
   Ericsson Series B                                             2,444,000              9,870,096
-------------------------------------------------------------------------------------------------

SWITZERLAND (8.9%)
CAPITAL MARKETS (2.9%)
Credit Suisse Group                                                209,222             14,637,813
UBS                                                                375,076             22,793,910
                                                                                  ---------------
Total                                                                                  37,431,723
-------------------------------------------------------------------------------------------------

CHEMICALS (1.2%)
Lonza Group                                                         73,789              6,376,678
Syngenta                                                            52,118(b)           9,696,471
                                                                                  ---------------
Total                                                                                  16,073,149
-------------------------------------------------------------------------------------------------

FOOD PRODUCTS (1.0%)
Nestle                                                              36,266             12,887,302
-------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.6%)
Nobel Biocare Holding                                               27,326              8,078,943
-------------------------------------------------------------------------------------------------

METALS & MINING (0.5%)
Xstrata                                                            139,937              6,987,273
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

206 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - International Opportunity Fund

ISSUER                                                           SHARES               VALUE(a)
SWITZERLAND (CONT.)
PHARMACEUTICALS (2.7%)
Novartis                                                           270,433        $    15,591,234
Roche Holding                                                      106,943             19,176,894
                                                                                  ---------------
Total                                                                                  34,768,128
-------------------------------------------------------------------------------------------------

TAIWAN (0.5%)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Taiwan Semiconductor Mfg                                         2,877,877              5,961,538
-------------------------------------------------------------------------------------------------

UNITED KINGDOM (23.6%)
AEROSPACE & DEFENSE (1.3%)
BAE Systems                                                        516,124              4,302,726
Rolls-Royce Group                                                1,382,776(b)          12,123,344
Rolls-Royce Group
   Series B                                                     50,747,879                 99,369
                                                                                  ---------------
Total                                                                                  16,525,439
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.2%)
Barclays                                                           503,501              7,197,111
Standard Chartered                                                 766,384             22,389,802
                                                                                  ---------------
Total                                                                                  29,586,913
-------------------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.0%)
Hanson                                                             839,567             12,666,685
-------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (3.2%)
Tesco                                                            3,337,265             26,432,864
Wm Morrison
   Supermarkets                                                  3,315,840             16,524,044
                                                                                  ---------------
Total                                                                                  42,956,908
-------------------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.6%)
Drax Group                                                         465,274              7,434,195
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                           SHARES               VALUE(a)
UNITED KINGDOM (CONT.)
INSURANCE (1.8%)
Admiral Group                                                      471,321        $    10,142,604
Hiscox                                                           1,147,922              6,299,310
Resolution                                                         650,388              8,169,664
                                                                                  ---------------
Total                                                                                  24,611,578
-------------------------------------------------------------------------------------------------

MEDIA (0.5%)
Yell Group                                                         580,001              6,473,492
-------------------------------------------------------------------------------------------------

METALS & MINING (2.1%)
Anglo American                                                     421,383             20,553,498
Corus Group                                                        743,976              7,728,217
                                                                                  ---------------
Total                                                                                  28,281,715
-------------------------------------------------------------------------------------------------

MULTILINE RETAIL (0.8%)
Marks & Spencer Group                                              773,252             10,856,134
-------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.3%)
BG Group                                                         1,636,210             22,202,776
BP                                                               2,026,268             22,516,338
                                                                                  ---------------
Total                                                                                  44,719,114
-------------------------------------------------------------------------------------------------

PHARMACEUTICALS (1.8%)
AstraZeneca                                                        113,746              6,111,604
GlaxoSmithKline                                                    235,668              6,202,044
Shire                                                              516,275             10,705,626
                                                                                  ---------------
Total                                                                                  23,019,274
-------------------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
British Land                                                       186,349              6,254,216
-------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.4%)
Carphone Warehouse
   Group                                                         1,668,092             10,256,157
Signet Group                                                     3,374,494              7,830,004
                                                                                  ---------------
Total                                                                                  18,086,161
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                           SHARES               VALUE(a)
UNITED KINGDOM (CONT.)
TOBACCO (0.6%)
British American Tobacco                                           259,567        $     7,263,011
-------------------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.0%)
SIG                                                                304,052              6,132,253
Wolseley                                                           285,249              6,886,875
                                                                                  ---------------
Total                                                                                  13,019,128
-------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.5%)
Vodafone Group                                                   6,861,353             19,010,835
-------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,008,434,926)                                                            $ 1,298,083,748
-------------------------------------------------------------------------------------------------

OTHER (--%)(c)

ISSUER                                                              SHARES            VALUE(a)
HONG KONG
China Overseas Land & Investment
   Warrants                                                        797,250(b,g)   $       615,020
-------------------------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $--)                                                                       $       615,020
-------------------------------------------------------------------------------------------------

MONEY MARKET FUND (1.9%)(f)

                                                                   SHARES             VALUE(a)
RiverSource Short-Term
   Cash Fund                                                    24,975,398(h)     $    24,975,398
-------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $24,975,398)                                                               $    24,975,398
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,033,410,324)(i)                                                         $ 1,323,674,166
=================================================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 207

RiverSource VP - International Opportunity Fund

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2006, the value of these securities amounted to $3,146,252 or 0.2% of net assets.

(e) At Dec. 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.7% of net assets. See
      Note 6 to the financial statements. 1.2% of net assets is the Fund's cash equivalent position.

(g)   Identifies issues considered to be illiquid as to their marketability
      (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's
      Board of Directors. Information concerning such security holdings at Dec. 31, 2006, is as follows:

      SECURITY                                     ACQUISITION             COST
                                                      DATES
      -------------------------------------------------------------------------
      China Overseas Land & Investment
         Warrants                                    06-29-06    $           --
      Richter Gedeon ADR*                            04-20-06         2,948,050

* Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(h)   Affiliated Money Market Fund -- See Note 10 to the financial statements.

(i) At Dec. 31, 2006, the cost of securities for federal income tax purposes was $1,036,940,931 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $  299,467,742
      Unrealized depreciation                                       (12,734,507)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                $  286,733,235
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

208 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Large Cap Equity Fund

DEC. 31, 2006

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (94.8%)

ISSUER                                                             SHARES             VALUE(a)
AEROSPACE & DEFENSE (3.3%)
Boeing                                                             438,728        $    38,976,596
DRS Technologies                                                    27,816              1,465,347
General Dynamics                                                    49,994              3,717,054
Goodrich                                                           190,804              8,691,122
Honeywell Intl                                                     697,576             31,558,338
L-3 Communications
   Holdings                                                         67,309              5,504,530
Lockheed Martin                                                    132,323             12,182,979
Northrop Grumman                                                   126,362              8,554,707
United Technologies                                                183,565             11,476,484
                                                                                  ---------------
Total                                                                                 122,127,157
-------------------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
United Parcel Service Cl B                                          30,115              2,258,023
-------------------------------------------------------------------------------------------------

AIRLINES (--%)
UAL                                                                 28,051(b)           1,234,244
-------------------------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber                                              16,615(b)             348,749
Johnson Controls                                                    18,326              1,574,570
                                                                                  ---------------
Total                                                                                   1,923,319
-------------------------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
Ford Motor                                                         176,262              1,323,728
General Motors                                                      53,001              1,628,190
                                                                                  ---------------
Total                                                                                   2,951,918
-------------------------------------------------------------------------------------------------

BEVERAGES (1.7%)
Anheuser-Busch Companies                                           161,057              7,924,004
Brown-Forman Cl B                                                    7,359                487,460
Coca-Cola                                                          386,801(g)          18,663,149
Coca-Cola Enterprises                                               25,826                527,367
Constellation Brands Cl A                                           19,761(b)             573,464
Molson Coors Brewing Cl B                                            4,278                327,010
Pepsi Bottling Group                                                12,729                393,453
PepsiCo                                                            550,366             34,425,394
                                                                                  ---------------
Total                                                                                  63,321,301
-------------------------------------------------------------------------------------------------

BIOTECHNOLOGY (2.2%)
Amgen                                                              482,577(b)          32,964,835
Biogen Idec                                                        261,593(b)          12,867,760
Genentech                                                          413,446(b)          33,542,874
Gilead Sciences                                                     18,088(b)           1,174,454
MedImmune                                                           28,658(b)             927,659
                                                                                  ---------------
Total                                                                                  81,477,582
-------------------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
American Standard
   Companies                                                        30,239              1,386,458
Masco                                                              118,312              3,533,980
                                                                                  ---------------
Total                                                                                   4,920,438
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
CAPITAL MARKETS (3.0%)
Bank of New York                                                   142,195        $     5,598,217
Bear Stearns Companies                                              11,280              1,836,158
Charles Schwab                                                      75,388              1,458,004
Franklin Resources                                                  92,974             10,242,946
Goldman Sachs Group                                                 40,453              8,064,306
KKR Private Equity Investors
   LP Unit                                                         278,740              6,369,209
KKR Private Equity Investors
   LP Unit                                                         340,799(i)           7,787,257
Legg Mason                                                          12,395              1,178,145
Lehman Brothers Holdings                                           230,856             18,034,471
Merrill Lynch & Co                                                 222,773             20,740,165
Morgan Stanley                                                     265,185(g)          21,594,014
Nuveen Investments Cl A                                              5,520                286,378
State Street                                                       132,233              8,917,794
                                                                                  ---------------
Total                                                                                 112,107,064
-------------------------------------------------------------------------------------------------

CHEMICALS (0.9%)
Air Products & Chemicals                                            20,647              1,451,071
Ashland                                                             34,318              2,374,119
Dow Chemical                                                       281,915             11,259,686
Eastman Chemical                                                    56,285              3,338,263
Ecolab                                                              16,741                756,693
EI du Pont de Nemours
   & Co                                                            145,750              7,099,484
Hercules                                                            10,620(b)             205,072
Intl Flavors & Fragrances                                            7,392                363,391
Monsanto                                                            50,864              2,671,886
PPG Inds                                                            15,478                993,842
Praxair                                                             30,207              1,792,181
Rohm & Haas                                                         13,452                687,666
RPM Intl                                                            72,909              1,523,069
Sigma-Aldrich                                                        6,220                483,418
                                                                                  ---------------
Total                                                                                  34,999,841
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.4%)
BB&T                                                                50,324              2,210,733
Comerica                                                            15,200                891,936
Commerce Bancorp                                                    54,042(e)           1,906,061
Compass Bancshares                                                  12,125                723,256
Fifth Third Bancorp                                                 52,278              2,139,739
First Horizon Natl                                                  11,615                485,275
Huntington Bancshares                                               22,258                528,628
Industrial & Commercial
   Bank of China Series H                                        1,327,000(b,c)           824,065
M&T Bank                                                             7,281                889,447
Natl City                                                           56,679              2,072,184
PNC Financial Services
   Group                                                           106,074              7,853,719
Regions Financial                                                   68,192              2,550,381
SunTrust Banks                                                      34,185              2,886,923
US Bancorp                                                         432,591             15,655,468
Wachovia                                                           372,454             21,211,255
Wells Fargo & Co                                                   775,997             27,594,454
Zions Bancorporation                                                 9,996                824,070
                                                                                  ---------------
Total                                                                                  91,247,594
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES              VALUE(a)
COMMERCIAL SERVICES & SUPPLIES (0.2%)
Allied Waste Inds                                                   23,767(b)     $       292,096
Avery Dennison                                                      32,809              2,228,716
Cintas                                                              12,797                508,169
Equifax                                                              3,132                127,159
Robert Half Intl                                                    16,053                595,887
Waste Management                                                    50,648              1,862,327
                                                                                  ---------------
Total                                                                                   5,614,354
-------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.8%)
ADC Telecommunications                                              61,775(b)             897,591
ADTRAN                                                             107,338              2,436,573
Alcatel-Lucent                                                      22,653(c)             325,931
Alcatel-Lucent ADR                                               1,015,745(c)          14,443,894
Cisco Systems                                                    2,635,949(b)          72,040,486
Corning                                                            113,045(b)           2,115,072
JDS Uniphase                                                        93,685(b)           1,560,792
Juniper Networks                                                    47,410(b)             897,945
Motorola                                                           607,286             12,485,800
QUALCOMM                                                           535,962             20,254,004
Redback Networks                                                   277,486(b)           6,920,501
Tellabs                                                            617,516(b)           6,335,714
                                                                                  ---------------
Total                                                                                 140,714,303
-------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.7%)
Apple Computer                                                     244,072(b)          20,707,068
Dell                                                               187,670(b)           4,708,640
EMC                                                                399,197(b)           5,269,400
Hewlett-Packard                                                    913,792             37,639,093
Intl Business Machines                                             308,992             30,018,573
SanDisk                                                             16,850(b)             725,056
                                                                                  ---------------
Total                                                                                  99,067,830
-------------------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (--%)
Vulcan Materials                                                     9,042                812,605
-------------------------------------------------------------------------------------------------

CONSUMER FINANCE (0.8%)
American Express                                                   198,539             12,045,361
Capital One Financial                                              190,454             14,630,676
SLM                                                                 38,423              1,873,890
                                                                                  ---------------
Total                                                                                  28,549,927
-------------------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Ball                                                                 9,765                425,754
Bemis                                                                9,824                333,820
Pactiv                                                              12,930(b)             461,472
Sealed Air                                                           7,597                493,197
Temple-Inland                                                       66,822              3,075,816
                                                                                  ---------------
Total                                                                                   4,790,059
-------------------------------------------------------------------------------------------------

DISTRIBUTORS (--%)
Genuine Parts                                                       16,053                761,394
-------------------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (--%)
Apollo Group Cl A                                                   13,114(b)             511,053
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 209

RiverSource VP - Large Cap Equity Fund

ISSUER                                                            SHARES              VALUE(a)
DIVERSIFIED FINANCIAL SERVICES (5.0%)
Bank of America                                                  1,278,335        $    68,250,306
Chicago Mercantile
   Exchange Holdings                                                 3,333              1,698,997
CIT Group                                                           18,632              1,039,107
Citigroup                                                        1,265,380             70,481,665
Consumer Discretionary
   Select Sector SPDR Fund                                          28,623              1,099,696
Financial Select Sector
   SPDR Fund                                                        93,318(e)           3,428,503
iShares Dow Jones
   US Healthcare Sector
   Index Fund                                                            1                     66
JPMorgan Chase & Co                                                783,020             37,819,866
Materials Select Sector
   SPDR Trust                                                       25,919                904,055
Moody's                                                             22,189              1,532,372
                                                                                  ---------------
Total                                                                                 186,254,633
-------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (4.2%)
AT&T                                                               521,090             18,628,968
BellSouth                                                        1,181,305             55,651,278
Chunghwa Telecom ADR                                               169,813(c)           3,350,410
Citizens Communications                                            103,327              1,484,809
Embarq                                                             379,892             19,967,124
France Telecom                                                     195,042(c)           5,393,690
Qwest Communications
   Intl                                                          1,273,316(b)          10,657,655
Verizon Communications                                             822,865             30,643,492
Windstream                                                         717,441             10,202,011
                                                                                  ---------------
Total                                                                                 155,979,437
-------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.4%)
Allegheny Energy                                                    15,423(b)             708,070
American Electric Power                                             36,918              1,571,968
Edison Intl                                                         30,531              1,388,550
Entergy                                                            114,179             10,541,005
Exelon                                                             239,409             14,817,024
FirstEnergy                                                         30,908              1,863,752
FPL Group                                                           75,358              4,100,982
Pinnacle West Capital                                                9,322                472,532
PPL                                                                124,185              4,450,790
Progress Energy                                                     23,740              1,165,159
Southern                                                           291,816             10,756,339
                                                                                  ---------------
Total                                                                                  51,836,171
-------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.1%)
Cooper Inds Cl A                                                     8,330                753,282
Emerson Electric                                                    72,138              3,180,564
Rockwell Automation                                                 15,637                955,108
                                                                                  ---------------
Total                                                                                   4,888,954
-------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Flextronics Intl                                                   169,264(b,c)         1,943,151
-------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.6%)
Baker Hughes                                                        65,104              4,860,665
BJ Services                                                        125,309              3,674,060
Cameron Intl                                                        48,185(b)           2,556,214
Halliburton                                                         76,930              2,388,677
Natl Oilwell Varco                                                  38,360(b)           2,346,865

COMMON STOCKS (CONTINUED)

ISSUER                                                            SHARES              VALUE(a)
ENERGY EQUIPMENT & SERVICES (CONT.)
Pride Intl                                                          27,379(b)     $       821,370
Transocean                                                          16,832(b)           1,361,540
Weatherford Intl                                                   117,762(b)           4,921,274
                                                                                  ---------------
Total                                                                                  22,930,665
-------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.2%)
Costco Wholesale                                                    60,710              3,209,738
CVS                                                                309,969              9,581,142
Rite Aid                                                            93,112(b)             506,529
Safeway                                                            412,564             14,258,212
SYSCO                                                               57,960              2,130,610
Wal-Mart Stores                                                    317,897             14,680,483
Whole Foods Market                                                  13,230                620,884
                                                                                  ---------------
Total                                                                                  44,987,598
-------------------------------------------------------------------------------------------------

FOOD PRODUCTS (1.0%)
Archer-Daniels-Midland                                              61,445              1,963,782
Cadbury Schweppes                                                  132,832(c)           1,421,438
Campbell Soup                                                       84,791              3,297,522
ConAgra Foods                                                       47,869              1,292,463
Dean Foods                                                          12,508(b)             528,838
General Mills                                                      123,768              7,129,037
Hershey                                                             40,933              2,038,463
HJ Heinz                                                            31,062              1,398,101
Kellogg                                                            270,458             13,539,128
Kraft Foods Cl A                                                    40,376              1,441,423
McCormick & Co                                                      12,354                476,370
Sara Lee                                                            71,229              1,213,030
Tyson Foods Cl A                                                    23,610                388,385
WM Wrigley Jr                                                       20,545              1,062,587
                                                                                  ---------------
Total                                                                                  37,190,567
-------------------------------------------------------------------------------------------------

GAS UTILITIES (0.1%)
Nicor                                                                4,173                195,296
ONEOK                                                               84,034              3,623,546
Peoples Energy                                                       3,605                160,675
Questar                                                              8,031                666,975
                                                                                  ---------------
Total                                                                                   4,646,492
-------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.8%)
Bausch & Lomb                                                       26,151              1,361,421
Baxter Intl                                                         39,751              1,844,049
Biomet                                                              29,680              1,224,894
Boston Scientific                                                1,956,222(b)          33,607,893
Medtronic                                                          322,307             17,246,648
St. Jude Medical                                                    85,910(b)           3,140,870
Stryker                                                             74,572              4,109,663
Zimmer Holdings                                                     77,888(b)           6,104,861
                                                                                  ---------------
Total                                                                                  68,640,299
-------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.4%)
Aetna                                                              168,995              7,297,204
Cardinal Health                                                    387,333             24,955,864
Caremark Rx                                                        190,039             10,853,127
CIGNA                                                               30,176              3,970,256
Coventry Health Care                                                14,890(b)             745,245
Express Scripts                                                     12,908(b)             924,213
Health Management
   Associates Cl A                                                  22,516                475,313
HealthSouth                                                         99,704(b)           2,258,296
Humana                                                              71,320(b)           3,944,709

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
Laboratory Corp of
   America Holdings                                                 11,732(b)     $       861,950
Manor Care                                                           6,903                323,889
McKesson                                                           141,927              7,195,699
Patterson Companies                                                 13,021(b)             462,376
Quest Diagnostics                                                   15,148                802,844
Tenet Healthcare                                                    44,165(b)             307,830
UnitedHealth Group                                                 450,386             24,199,240
                                                                                  ---------------
Total                                                                                  89,578,055
-------------------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (--%)
IMS Health                                                          18,882                518,877
-------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.9%)
Applebee's Intl                                                    163,032              4,021,999
Carnival Unit                                                       53,011              2,600,190
Chipotle Mexican Grill Cl A                                          2,324(b)             132,468
Chipotle Mexican Grill Cl B                                          9,158(b)             476,216
Harrah's Entertainment                                              98,446              8,143,452
Intl Game Technology                                                14,993                692,677
Marriott Intl Cl A                                                 184,094              8,784,965
McDonald's                                                         136,592              6,055,123
Orient-Express Hotels Series A                                      18,280(c)             865,010
Pinnacle Entertainment                                              25,783(b)             854,449
Starbucks                                                           31,914(b)           1,130,394
Yum! Brands                                                          7,912                465,226
                                                                                  ---------------
Total                                                                                  34,222,169
-------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.3%)
Centex                                                              11,107                624,991
DR Horton                                                          138,813              3,677,156
Fortune Brands                                                      14,134              1,206,902
Harman Intl Inds                                                     6,107                610,150
Hovnanian Enterprises Cl A                                          60,143(b)           2,038,848
KB HOME                                                              7,359                377,370
Leggett & Platt                                                     16,929                404,603
Lennar Cl A                                                         12,970                680,406
Newell Rubbermaid                                                   25,947                751,166
Pulte Homes                                                         19,835                656,935
Snap-On                                                              5,440                259,162
Standard-Pacific                                                    23,875                639,611
Stanley Works                                                        7,583                381,349
Whirlpool                                                            7,330                608,537
                                                                                  ---------------
Total                                                                                  12,917,186
-------------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (2.5%)
Clorox                                                              14,164                908,621
Colgate-Palmolive                                                  368,433             24,036,569
Kimberly-Clark                                                      42,937              2,917,569
Procter & Gamble                                                   784,570             50,424,314
Spectrum Brands                                                  1,233,870(b,e)        13,449,183
                                                                                  ---------------
Total                                                                                  91,736,256
-------------------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
AES                                                                 61,980(b)           1,366,039
Constellation Energy Group                                          16,835              1,159,426
Dynegy Cl A                                                         36,007(b)             260,691
TXU                                                                 43,234              2,343,715
                                                                                  ---------------
Total                                                                                   5,129,871
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

210 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

ISSUER                                                             SHARES             VALUE(a)
INDUSTRIAL CONGLOMERATES (2.8%)
3M                                                                 109,340        $     8,520,866
General Electric                                                 2,424,688             90,222,640
Tyco Intl                                                          219,649(c)           6,677,330
                                                                                  ---------------
Total                                                                                 105,420,836
-------------------------------------------------------------------------------------------------

INSURANCE (4.9%)
ACE                                                                405,449(c)          24,558,045
AFLAC                                                              244,999             11,269,954
Allied World Assurance
   Holdings                                                         48,866(c)           2,132,024
American Intl Group                                              1,088,219             77,981,773
Aon                                                                158,017              5,584,321
Arch Capital Group                                                  47,450(b,c)         3,208,095
Aspen Insurance Holdings                                           147,000(c)           3,874,920
Chubb                                                               68,433              3,620,790
Endurance Specialty
   Holdings                                                         59,165(c)           2,164,256
Hartford Financial
   Services Group                                                  201,476             18,799,726
Max Re Capital                                                     212,076(c)           5,263,726
Prudential Financial                                               236,506             20,306,405
XL Capital Cl A                                                     37,998(c)           2,736,616
                                                                                  ---------------
Total                                                                                 181,500,651
-------------------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.1%)
Amazon.com                                                          29,641(b)           1,169,634
IAC/InterActiveCorp                                                 20,898(b)             776,570
Liberty Media - Interactive
   Cl A                                                            159,434(b,d)         3,438,991
                                                                                  ---------------
Total                                                                                   5,385,195
-------------------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.9%)
Baidu.com ADR                                                       14,208(b,c)         1,601,526
eBay                                                               155,635(b)           4,679,944
Google Cl A                                                        122,573(b)          56,442,415
VeriSign                                                            82,590(b)           1,986,290
Yahoo!                                                             198,444(b)           5,068,260
                                                                                  ---------------
Total                                                                                  69,778,435
-------------------------------------------------------------------------------------------------

IT SERVICES (1.5%)
Accenture Cl A                                                         886(c)              32,720
Affiliated Computer
   Services Cl A                                                   100,068(b)           4,887,321
Automatic Data Processing                                          169,327              8,339,355
BearingPoint                                                       122,907(b)             967,278
Cognizant Technology
   Solutions Cl A                                                   13,203(b)           1,018,743
Electronic Data Systems                                            547,384             15,080,429
Fidelity Natl Information
   Services                                                         15,246                611,212
First Data                                                         777,481             19,841,315
Ness Technologies                                                   52,965(b,c)           755,281
Paychex                                                             32,992              1,304,504
Satyam Computer
   Services ADR                                                     32,007(c)             768,488
Unisys                                                              32,678(b)             256,196
Western Union                                                       36,630                821,245
                                                                                  ---------------
Total                                                                                  54,684,087
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
LEISURE EQUIPMENT & PRODUCTS (0.1%)
Eastman Kodak                                                       26,917        $       694,459
Mattel                                                              67,513              1,529,844
                                                                                  ---------------
Total                                                                                   2,224,303
-------------------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.1%)
PerkinElmer                                                        119,872              2,664,754
Thermo Fisher Scientific                                            47,009(b)           2,129,038
                                                                                  ---------------
Total                                                                                   4,793,792
-------------------------------------------------------------------------------------------------

MACHINERY (0.9%)
Caterpillar                                                        161,776              9,921,722
Danaher                                                             22,141              1,603,894
Deere & Co                                                          75,282              7,157,060
Dover                                                               19,253                943,782
Flowserve                                                           89,215(b)           4,502,681
Illinois Tool Works                                                 29,009              1,339,926
Ingersoll-Rand Cl A                                                 33,512(c)           1,311,325
ITT                                                                 34,582              1,964,949
Navistar Intl                                                        5,968(b)             199,510
Parker Hannifin                                                     66,292              5,096,529
                                                                                  ---------------
Total                                                                                  34,041,378
-------------------------------------------------------------------------------------------------

MEDIA (8.1%)
Cablevision Systems Cl A                                            45,383              1,292,508
CBS Cl B                                                               369                 11,505
Charter Communications
   Cl A                                                          1,226,470(b)           3,752,998
Clear Channel Communications                                        41,865              1,487,882
Comcast Cl A                                                       477,850(b)          20,227,391
Comcast Special Cl A                                               290,870(b)          12,181,636
EchoStar Communications
   Cl A                                                             78,927(b)           3,001,594
Grupo Televisa ADR                                                  42,788(c)           1,155,704
Idearc                                                              37,834(b)           1,083,944
Liberty Global Cl A                                                582,687(b)          16,985,326
Liberty Global Series C                                            272,643(b)           7,634,004
Liberty Media - Capital
   Series A                                                         31,885(b,d)         3,124,092
News Corp Cl A                                                   1,842,763             39,582,549
NTL                                                              4,550,305(h)         114,849,697
Time Warner                                                        887,333             19,326,113
Viacom Cl B                                                        393,735(b)          16,154,947
Vivendi                                                            609,178(c)          23,809,836
Walt Disney                                                        240,841              8,253,621
WorldSpace Cl A                                                    147,719(b,e)           517,017
XM Satellite Radio
   Holdings Cl A                                                   612,133(b)           8,845,322
                                                                                  ---------------
Total                                                                                 303,277,686
-------------------------------------------------------------------------------------------------

METALS & MINING (0.7%)
Alcan                                                               20,256(c)             987,277
Alcoa                                                              184,671              5,541,977
Allegheny Technologies                                               9,426                854,750
Coeur d'Alene Mines                                              1,450,259(b)           7,178,782
Freeport-McMoRan
   Copper & Gold Cl B                                               18,410              1,025,989
Newmont Mining                                                     151,659              6,847,404

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
METALS & MINING (CONT.)
Nucor                                                               28,891        $     1,579,182
Phelps Dodge                                                        19,114              2,288,328
                                                                                  ---------------
Total                                                                                  26,303,689
-------------------------------------------------------------------------------------------------

MULTILINE RETAIL (0.9%)
Dollar General                                                      29,186                468,727
Family Dollar Stores                                                70,028              2,053,921
Federated Department
   Stores                                                           96,700              3,687,171
JC Penney                                                          106,898              8,269,629
Target                                                             339,953             19,394,319
                                                                                  ---------------
Total                                                                                  33,873,767
-------------------------------------------------------------------------------------------------

MULTI-UTILITIES (0.8%)
Ameren                                                              19,291              1,036,505
CenterPoint Energy                                                  29,215                484,385
CMS Energy                                                          20,764(b)             346,759
Consolidated Edison                                                 23,095              1,110,177
Dominion Resources                                                 148,877             12,481,849
DTE Energy                                                          16,657                806,365
Duke Energy                                                        117,415              3,899,352
KeySpan                                                             16,401                675,393
NiSource                                                            25,563                616,068
PG&E                                                                32,616              1,543,715
Public Service
   Enterprise Group                                                 23,588              1,565,771
Sempra Energy                                                       24,477              1,371,691
TECO Energy                                                         19,575                337,277
Xcel Energy                                                        168,663              3,889,369
                                                                                  ---------------
Total                                                                                  30,164,676
-------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (7.4%)
Anadarko Petroleum                                                  76,122              3,312,829
BP ADR                                                              53,921(c)           3,618,099
Chesapeake Energy                                                  105,678              3,069,946
Chevron                                                            650,983             47,866,779
ConocoPhillips                                                     553,128             39,797,560
CONSOL Energy                                                       17,743                570,083
Devon Energy                                                        54,281              3,641,169
El Paso                                                             61,292                936,542
Exxon Mobil                                                      1,790,980            137,242,796
Kinder Morgan                                                        9,964              1,053,693
Newfield Exploration                                                20,848(b)             957,966
Occidental Petroleum                                               120,968              5,906,867
Peabody Energy                                                      24,770              1,000,956
Royal Dutch Shell ADR                                               28,389(c)           2,009,657
Ship Finance Intl                                                   25,926(c)             616,002
Sunoco                                                              18,682              1,165,010
Total                                                              213,033(c)          15,367,770
Valero Energy                                                       81,944              4,192,255
Williams Companies                                                  54,575              1,425,499
XTO Energy                                                          59,560              2,802,298
                                                                                  ---------------
Total                                                                                 276,553,776
-------------------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Bowater                                                            131,398              2,956,455
Intl Paper                                                         160,558              5,475,028
MeadWestvaco                                                        16,977                510,329
Weyerhaeuser                                                       104,989              7,417,472
                                                                                  ---------------
Total                                                                                  16,359,284
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 211

RiverSource VP - Large Cap Equity Fund

ISSUER                                                             SHARES             VALUE(a)
PERSONAL PRODUCTS (0.1%)
Avon Products                                                       41,950        $     1,386,028
Estee Lauder
   Companies Cl A                                                   12,106                494,167
                                                                                  ---------------
Total                                                                                   1,880,195
-------------------------------------------------------------------------------------------------

PHARMACEUTICALS (6.3%)
AstraZeneca                                                        422,618(c)          22,707,383
Bristol-Myers Squibb                                             1,014,068             26,690,270
Eli Lilly & Co                                                     264,378             13,774,094
GlaxoSmithKline ADR                                                 41,788(c)           2,204,735
Johnson & Johnson                                                  365,252             24,113,937
Merck & Co                                                       1,069,847             46,645,329
Novartis ADR                                                        52,673(c)           3,025,537
Pfizer                                                           2,682,052             69,465,148
Roche Holding                                                        2,576(c)             461,925
Schering-Plough                                                    631,084             14,918,826
Teva Pharmaceutical
   Inds ADR                                                        152,480(c)           4,739,078
Watson Pharmaceuticals                                             126,567(b)           3,294,539
Wyeth                                                               68,696              3,498,000
                                                                                  ---------------
Total                                                                                 235,538,801
-------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.5%)
Apartment Investment &
   Management Cl A                                                  53,411              2,992,084
Archstone-Smith Trust                                               20,076              1,168,624
Boston Properties                                                   10,710              1,198,235
Equity Office Properties Trust                                     118,237              5,695,476
Equity Residential                                                  27,264              1,383,648
HomeBanc                                                           341,596              1,444,951
Kimco Realty                                                        20,295                912,260
Plum Creek Timber                                                   16,793                669,201
ProLogis                                                            22,969              1,395,826
Public Storage                                                      11,363              1,107,893
Vornado Realty Trust                                                12,074              1,466,991
                                                                                  ---------------
Total                                                                                  19,435,189
-------------------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
CB Richard Ellis Group Cl A                                         17,185(b)             570,542
-------------------------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
Avis Budget Group                                                    2,657                 57,630
CSX                                                                 49,911              1,718,436
Norfolk Southern                                                    38,424              1,932,343
                                                                                  ---------------
Total                                                                                   3,708,409
-------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.4%)
Advanced Micro Devices                                             419,970(b)           8,546,390
Agere Systems                                                       77,123(b)           1,478,448
ASML Holding                                                        23,794(b,c)           586,046
Atmel                                                              532,943(b)           3,224,305
Broadcom Cl A                                                       52,240(b)           1,687,874
Credence Systems                                                    85,442(b)             444,298
Cypress Semiconductor                                              200,751(b)           3,386,669
Infineon Technologies                                              247,320(b,c)         3,486,617
Infineon Technologies ADR                                          188,386(b,c)         2,643,056
Intel                                                              754,477             15,278,160
LSI Logic                                                          138,733(b)           1,248,597

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
Maxim Integrated Products                                           49,530        $     1,516,609
NVIDIA                                                              30,199(b)           1,117,665
Spansion Cl A                                                      327,121(b)           4,861,018
Texas Instruments                                                  106,901              3,078,749
Verigy                                                               3,980(b,c)            70,645
                                                                                  ---------------
Total                                                                                  52,655,146
-------------------------------------------------------------------------------------------------

SOFTWARE (3.1%)
Adobe Systems                                                      101,642(b)           4,179,519
Business Objects ADR                                                36,359(b,c)         1,434,363
Cadence Design Systems                                             313,069(b)           5,607,066
Citrix Systems                                                      55,086(b)           1,490,076
Compuware                                                          319,042(b)           2,657,620
Electronic Arts                                                     48,765(b)           2,455,805
McAfee                                                             106,090(b)           3,010,834
Microsoft                                                        2,377,455             70,990,806
Oracle                                                             287,035(b)           4,919,780
Symantec                                                           713,816(b)          14,883,064
TIBCO Software                                                     536,529(b)           5,064,834
                                                                                  ---------------
Total                                                                                 116,693,767
-------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.9%)
AutoNation                                                          14,370(b)             306,368
AutoZone                                                             4,943(b)             571,213
Bed Bath & Beyond                                                   49,615(b)           1,890,332
Best Buy                                                            21,481              1,056,650
Circuit City Stores                                                 93,290              1,770,644
Home Depot                                                         263,764             10,592,763
Limited Brands                                                      84,967              2,458,945
Lowe's Companies                                                   185,098              5,765,803
Office Depot                                                        26,545(b)           1,013,223
OfficeMax                                                            6,953                345,216
RadioShack                                                          12,717                213,391
Sherwin-Williams                                                    10,559                671,341
Staples                                                             68,077              1,817,656
Tiffany & Co                                                        32,427              1,272,435
TJX Companies                                                      155,117              4,423,937
                                                                                  ---------------
Total                                                                                  34,169,917
-------------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Jones Apparel Group                                                 10,572                353,422
Liz Claiborne                                                        9,668                420,171
Nike Cl B                                                           17,949              1,777,490
VF                                                                   8,315                682,495
                                                                                  ---------------
Total                                                                                   3,233,578
-------------------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.8%)
Countrywide Financial                                              850,339             36,096,890
Fannie Mae                                                         251,839             14,956,718
Freddie Mac                                                        208,682             14,169,508
Washington Mutual                                                   46,628              2,121,108
                                                                                  ---------------
Total                                                                                  67,344,224
-------------------------------------------------------------------------------------------------

TOBACCO (2.0%)
Altria Group                                                       787,934             67,620,495
Imperial Tobacco Group ADR                                          61,587(c)           4,867,221
Reynolds American                                                   16,063              1,051,645
UST                                                                 15,070                877,074
                                                                                  ---------------
Total                                                                                  74,416,435
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
WIRELESS TELECOMMUNICATION SERVICES (4.7%)
ALLTEL                                                           1,021,165        $    61,760,059
Hutchison
   Telecommunications Intl                                       3,720,931(b,c)         9,376,719
Orascom Telecom Holding
   GDR                                                             153,800(c)          10,150,800
Sprint Nextel                                                    1,691,136             31,945,559
Vodafone Group                                                  19,385,389(c)          53,711,336
Vodafone Group ADR                                                 345,570(c,e)         9,599,935
                                                                                  ---------------
Total                                                                                 176,544,408
-------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $3,089,628,042)                                                            $ 3,543,342,553
-------------------------------------------------------------------------------------------------

OPTIONS PURCHASED (0.1%)

ISSUER                                   CONTRACTS   EXERCISE   EXPIRATION            VALUE(a)
                                                       PRICE       DATE
CALLS
NTL                                        11,450    $  27.50    June 2007        $     1,832,000
NTL                                         3,818       27.50    Jan. 2008                906,775
-------------------------------------------------------------------------------------------------

PUTS
S&P 500
   Index                                      619    1,350.00   March 2007                646,855
-------------------------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $4,829,096)                                                                $     3,385,630
-------------------------------------------------------------------------------------------------

MONEY MARKET FUND (5.1%)(f,g)

                                                                   SHARES             VALUE(a)
RiverSource Short-Term
   Cash Fund                                                   189,743,159(j)     $   189,743,159
-------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $189,743,159)                                                              $   189,743,159
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $3,284,200,297)(k)                                                         $ 3,736,471,342
=================================================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

212 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2006, the value of foreign securities represented 7.0% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) At Dec. 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.3% of net assets. See
      Note 6 to the financial statements. 4.8% of net assets is the Fund's cash equivalent position.

(g) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

      TYPE OF SECURITY                                               CONTRACTS
      ------------------------------------------------------------------------
      PURCHASE CONTRACTS
      S&P 500 Index, March 2007                                            256

(h) At Dec. 31, 2006, securities valued at $38,536,432 were held to cover open call options written as follows (see Note 8 to the financial statements):

      ISSUER        CONTRACTS       EXERCISE     EXPIRATION            VALUE(a)
                                      PRICE         DATE
      -------------------------------------------------------------------------
      NTL             11,450          $ 30        June 2007         $   944,625
      NTL              3,818            30        Jan. 2008             563,155
      -------------------------------------------------------------------------
      Total value                                                   $ 1,507,780
      -------------------------------------------------------------------------

(i)   Identifies issues considered to be illiquid as to their marketability
      (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's
      Board of Directors. Information concerning such security holdings at Dec. 31, 2006, is as follows:

      SECURITY                                   ACQUISITION           COST
                                                    DATES
      -------------------------------------------------------------------------
      KKR Private Equity Investors LP Unit  05-01-06 thru 10-12-06  $ 8,008,611

(j)   Affiliated Money Market Fund -- See Note 10 to the financial statements.

(k) At Dec. 31, 2006, the cost of securities for federal income tax purposes was $3,351,518,444 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $421,417,796
      Unrealized depreciation                                       (36,464,898)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                  $384,952,898
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 213

INVESTMENTS IN SECURITIES

RiverSource VP - Large Cap Value Fund

DEC. 31, 2006

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (93.3%)

ISSUER                                                             SHARES             VALUE(a)
AEROSPACE & DEFENSE (3.9%)
Boeing                                                               1,416        $       125,797
DRS Technologies                                                       557                 29,343
General Dynamics                                                     1,012                 75,242
Goodrich                                                             2,274                103,581
Honeywell Intl                                                       5,407                244,614
L-3 Communications Holdings                                            454                 37,128
Lockheed Martin                                                      1,414                130,187
Northrop Grumman                                                     2,559                173,244
United Technologies                                                  1,320                 82,526
                                                                                  ---------------
Total                                                                                   1,001,662
-------------------------------------------------------------------------------------------------

BEVERAGES (0.9%)
Coca-Cola                                                            1,570                 75,753
PepsiCo                                                              2,254                140,987
                                                                                  ---------------
Total                                                                                     216,740
-------------------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)
Amgen                                                               314(b)                 21,449
Biogen Idec                                                         468(b)                 23,021
                                                                                  ---------------
Total                                                                                      44,470
-------------------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.4%)
American Standard Companies                                            554                 25,401
Masco                                                                2,396                 71,568
                                                                                  ---------------
Total                                                                                      96,969
-------------------------------------------------------------------------------------------------

CAPITAL MARKETS (4.4%)
Bank of New York                                                     2,880                113,386
Franklin Resources                                                     556                 61,255
KKR Private Equity Investors LP Unit                                 1,135                 25,935
Legg Mason                                                             249                 23,667
Lehman Brothers Holdings                                             3,650                285,137
Merrill Lynch & Co                                                   2,865                266,732
Morgan Stanley                                                       3,379                275,152
State Street                                                           852                 57,459
                                                                                  ---------------
Total                                                                                   1,108,723
-------------------------------------------------------------------------------------------------

CHEMICALS (1.4%)
Ashland                                                                586                 40,539
Dow Chemical                                                         3,928                156,885
Eastman Chemical                                                       984                 58,361
EI du Pont de Nemours & Co                                           1,218                 59,329
RPM Intl                                                             1,461                 30,520
                                                                                  ---------------
Total                                                                                     345,634
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (3.5%)
Commerce Bancorp                                                       736                 25,959
Industrial & Commercial
   Bank of China Series H                                           12,000(b,c)             7,452
PNC Financial Services Group                                         1,589                117,650
US Bancorp                                                           5,457                197,489
Wachovia                                                             3,960                225,522
Wells Fargo & Co                                                     8,978                319,257
                                                                                  ---------------
Total                                                                                     893,329
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
COMMERCIAL SERVICES & SUPPLIES (0.2%)
Avery Dennison                                                         664        $        45,106
-------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.1%)
Alcatel-Lucent                                                         342(c)               4,921
Alcatel-Lucent ADR                                                   3,955(c)              56,240
Cisco Systems                                                        5,075(b)             138,699
Corning                                                                515(b)               9,636
Motorola                                                             2,916                 59,953
                                                                                  ---------------
Total                                                                                     269,449
-------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.1%)
Hewlett-Packard                                                      6,311                259,950
Intl Business Machines                                               2,839                275,809
                                                                                  ---------------
Total                                                                                     535,759
-------------------------------------------------------------------------------------------------

CONSUMER FINANCE (1.4%)
American Express                                                     1,737                105,384
Capital One Financial                                                3,119                239,601
                                                                                  ---------------
Total                                                                                     344,985
-------------------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
Temple-Inland                                                        1,147                 52,796
-------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (8.5%)
Bank of America                                                     16,584                885,419
Citigroup                                                           15,640                871,148
JPMorgan Chase & Co                                                  8,925                431,078
                                                                                  ---------------
Total                                                                                   2,187,645
-------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (5.0%)
AT&T                                                                 4,555                162,841
BellSouth                                                            8,914                419,939
Chunghwa Telecom ADR                                                 2,920(c)              57,612
Citizens Communications                                              2,092                 30,062
Embarq                                                               1,027                 53,979
Verizon Communications                                              13,099                487,807
Windstream                                                           3,961                 56,325
                                                                                  ---------------
Total                                                                                   1,268,565
-------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.6%)
Entergy                                                              1,917                176,977
Exelon                                                               3,590                222,186
FPL Group                                                              759                 41,305
PPL                                                                  1,792                 64,225
Southern                                                             4,529                166,939
                                                                                  ---------------
Total                                                                                     671,632
-------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Flextronics Intl                                                     2,159(b,c)            24,785
-------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.1%)
Baker Hughes                                                           324                 24,190
BJ Services                                                          1,160                 34,011
Cameron Intl                                                           976(b)              51,777
Halliburton                                                          1,561                 48,469
Natl Oilwell Varco                                                     385(b)              23,554

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
ENERGY EQUIPMENT & SERVICES (CONT.)
Transocean                                                             322(b)     $        26,047
Weatherford Intl                                                     1,646(b)              68,786
                                                                                  ---------------
Total                                                                                     276,834
-------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.1%)
CVS                                                                  2,528                 78,140
Safeway                                                              1,152                 39,813
Wal-Mart Stores                                                      3,292                152,025
                                                                                  ---------------
Total                                                                                     269,978
-------------------------------------------------------------------------------------------------

FOOD PRODUCTS (1.1%)
Cadbury Schweppes                                                    2,530(c)              27,074
Campbell Soup                                                        1,232                 47,912
General Mills                                                          853                 49,133
Hershey                                                                449                 22,360
Kellogg                                                              1,996                 99,920
Kraft Foods Cl A                                                       809                 28,881
                                                                                  ---------------
Total                                                                                     275,280
-------------------------------------------------------------------------------------------------

GAS UTILITIES (0.3%)
ONEOK                                                                1,702                 73,390
-------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.7%)
Bausch & Lomb                                                          479                 24,937
Baxter Intl                                                            761                 35,303
Boston Scientific                                                    6,144(b)             105,553
                                                                                  ---------------
Total                                                                                     165,793
-------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.3%)
Aetna                                                                2,398                103,546
Cardinal Health                                                      1,740                112,107
CIGNA                                                                  422                 55,523
McKesson                                                               494                 25,046
UnitedHealth Group                                                     853                 45,832
                                                                                  ---------------
Total                                                                                     342,054
-------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.0%)
Applebee's Intl                                                      2,162                 53,337
Carnival Unit                                                          284                 13,930
Chipotle Mexican Grill Cl B                                             96(b)               4,992
Marriott Intl Cl A                                                   2,030                 96,871
McDonald's                                                           1,630                 72,258
                                                                                  ---------------
Total                                                                                     241,388
-------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
DR Horton                                                            2,561                 67,841
Hovnanian Enterprises Cl A                                           1,218(b)              41,290
Standard-Pacific                                                       491                 13,154
                                                                                  ---------------
Total                                                                                     122,285
-------------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.1%)
Colgate-Palmolive                                                    1,506                 98,251
Procter & Gamble                                                     1,496                 96,148
Spectrum Brands                                                      8,610(b)              93,849
                                                                                  ---------------
Total                                                                                     288,248
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

214 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Large Cap Value Fund

ISSUER                                                            SHARES              VALUE(a)
INDUSTRIAL CONGLOMERATES (2.8%)
3M                                                                   1,364        $       106,297
General Electric                                                    12,887                479,525
Tyco Intl                                                            3,690(c)             112,176
                                                                                  ---------------
Total                                                                                     697,998
-------------------------------------------------------------------------------------------------

INSURANCE (6.7%)
ACE                                                                  3,714(c)             224,957
AFLAC                                                                2,197                101,062
Allied World Assurance
   Holdings                                                            753(c)              32,853
American Intl Group                                                  8,729                625,521
Aon                                                                  2,192                 77,465
Arch Capital Group                                                     423(b,c)            28,599
Aspen Insurance Holdings                                             1,624(c)              42,809
Chubb                                                                1,386                 73,333
Endurance Specialty Holdings                                         1,198(c)              43,823
Hartford Financial Services
   Group                                                             2,547                237,661
Max Re Capital                                                       1,545(c)              38,347
Prudential Financial                                                 1,468                126,042
XL Capital Cl A                                                        769(c)              55,383
                                                                                  ---------------
Total                                                                                   1,707,855
-------------------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
Liberty Media - Interactive Cl A                                     3,229(b,d)            69,650
-------------------------------------------------------------------------------------------------

IT SERVICES (1.3%)
Affiliated Computer Services Cl A                                    1,615(b)              78,877
Automatic Data Processing                                            1,925                 94,806
Electronic Data Systems                                              3,657                100,750
First Data                                                           2,548                 65,025
                                                                                  ---------------
Total                                                                                     339,458
-------------------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Mattel                                                               1,367                 30,976
-------------------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (--%)
PerkinElmer                                                            497                 11,048
-------------------------------------------------------------------------------------------------

MACHINERY (1.4%)
Caterpillar                                                          1,582                 97,025
Deere & Co                                                           1,011                 96,116
Flowserve                                                              177(b)               8,933
Illinois Tool Works                                                    581                 26,836
Ingersoll-Rand Cl A                                                    611(c)              23,908
ITT                                                                    700                 39,774
Parker Hannifin                                                        651                 50,049
                                                                                  ---------------
Total                                                                                     342,641
-------------------------------------------------------------------------------------------------

MEDIA (6.8%)
Cablevision Systems Cl A                                               439                 12,503
Clear Channel Communications                                           359                 12,759
Comcast Cl A                                                         4,047(b)             171,310
Comcast Special Cl A                                                 5,890(b)             246,674
EchoStar Communications Cl A                                         1,598(b)              60,772
Idearc                                                                 602(b)              17,247
Liberty Global Cl A                                                    902(b)              26,293
Liberty Global Series C                                                743(b)              20,804
Liberty Media - Capital Series A                                       646(b,d)            63,295

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
MEDIA (CONT.)
News Corp Cl A                                                      10,176        $       218,580
NTL                                                                  9,576                241,698
Time Warner                                                         10,478                228,211
Viacom Cl B                                                          4,732(b)             194,154
Vivendi                                                              2,818(c)             110,142
Walt Disney                                                          3,709                127,107
                                                                                  ---------------
Total                                                                                   1,751,549
-------------------------------------------------------------------------------------------------

METALS & MINING (0.3%)
Alcan                                                                  371(c)              18,083
Alcoa                                                                2,059                 61,790
                                                                                  ---------------
Total                                                                                      79,873
-------------------------------------------------------------------------------------------------

MULTILINE RETAIL (1.2%)
Federated Department Stores                                            890                 33,936
JC Penney                                                            1,100                 85,096
Target                                                               3,400                193,970
                                                                                  ---------------
Total                                                                                     313,002
-------------------------------------------------------------------------------------------------

MULTI-UTILITIES (1.0%)
Dominion Resources                                                   2,345                196,605
Xcel Energy                                                          2,645                 60,994
                                                                                  ---------------
Total                                                                                     257,599
-------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (9.7%)
Anadarko Petroleum                                                   1,542                 67,108
BP ADR                                                                 381(c)              25,565
Chesapeake Energy                                                    1,173                 34,076
Chevron                                                              7,048                518,239
ConocoPhillips                                                       7,224                519,767
Devon Energy                                                         1,099                 73,721
Exxon Mobil                                                         13,914              1,066,230
Newfield Exploration                                                   399(b)              18,334
Royal Dutch Shell ADR                                                  575(c)              40,704
Total                                                                1,217(c)              87,792
XTO Energy                                                             517                 24,325
                                                                                  ---------------
Total                                                                                   2,475,861
-------------------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.0%)
Bowater                                                              2,661                 59,873
Intl Paper                                                           2,380                 81,158
Weyerhaeuser                                                         1,659                117,208
                                                                                  ---------------
Total                                                                                     258,239
-------------------------------------------------------------------------------------------------

PHARMACEUTICALS (4.5%)
Bristol-Myers Squibb                                                 6,413                168,790
GlaxoSmithKline ADR                                                    846(c)              44,635
Merck & Co                                                           5,012                218,523
Novartis ADR                                                         1,016(c)              58,359
Pfizer                                                              18,146                469,981
Schering-Plough                                                      4,143                 97,941
Watson Pharmaceuticals                                               1,378(b)              35,869
Wyeth                                                                  841                 42,824
                                                                                  ---------------
Total                                                                                   1,136,922
-------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.7%)
Apartment Investment & Management Cl A                                 892                 49,970
Equity Office Properties Trust                                       2,394                115,319
HomeBanc                                                             1,390                  5,880
                                                                                  ---------------
Total                                                                                     171,169
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.3%)
Advanced Micro Devices                                               2,900(b)     $        59,015
Agere Systems                                                        1,545(b)              29,618
Atmel                                                                2,360(b)              14,278
Credence Systems                                                     1,509(b)               7,847
Cypress Semiconductor                                                4,065(b)              68,577
Infineon Technologies                                                1,848(b,c)            26,052
Infineon Technologies ADR                                            3,589(b,c)            50,354
Intel                                                                3,613                 73,162
Spansion Cl A                                                          873(b)              12,973
                                                                                  ---------------
Total                                                                                     341,876
-------------------------------------------------------------------------------------------------

SOFTWARE (2.3%)
Cadence Design Systems                                               6,340(b)             113,549
Compuware                                                            6,461(b)              53,820
McAfee                                                                 469(b)              13,310
Microsoft                                                            8,769                261,843
Oracle                                                               1,451(b)              24,870
Symantec                                                             2,903(b)              60,528
TIBCO Software                                                       4,551(b)              42,961
                                                                                  ---------------
Total                                                                                     570,881
-------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.5%)
Circuit City Stores                                                  1,096                 20,802
Home Depot                                                           1,443                 57,951
Lowe's Companies                                                       841                 26,197
TJX Companies                                                          856                 24,413
                                                                                  ---------------
Total                                                                                     129,363
-------------------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (3.3%)
Countrywide Financial                                                9,138                387,907
Fannie Mae                                                           3,305                196,284
Freddie Mac                                                          2,943                199,830
Washington Mutual                                                      944                 42,943
                                                                                  ---------------
Total                                                                                     826,964
-------------------------------------------------------------------------------------------------

TOBACCO (1.9%)
Altria Group                                                         5,501                472,096
-------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.0%)
ALLTEL                                                               3,279                198,314
Sprint Nextel                                                       10,692                201,972
Vodafone Group ADR                                                   3,882(c)             107,842
                                                                                  ---------------
Total                                                                                     508,128
-------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $20,540,210)                                                               $    23,656,647
-------------------------------------------------------------------------------------------------

MONEY MARKET FUND (6.8%)

                                                                   SHARES             VALUE(a)
RiverSource Short-Term Cash Fund                                 1,714,470(e)     $     1,714,470
-------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $1,714,470)                                                                $     1,714,470
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $22,254,680)(f)                                                            $    25,371,117
=================================================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 215

RiverSource VP - Large Cap Value Fund

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2006, the value of foreign securities represented 5.3% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e)   Affiliated Money Market Fund -- See Note 10 to the financial statements.

(f) At Dec. 31, 2006, the cost of securities for federal income tax purposes was $22,389,607 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $ 3,127,019
      Unrealized depreciation                                          (145,509)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                   $ 2,981,510
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

216 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Mid Cap Growth Fund

DEC. 31, 2006

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (94.5%)

ISSUER                                                             SHARES             VALUE(a)
AEROSPACE & DEFENSE (1.3%)
Precision Castparts                                                 50,670        $     3,966,448
Rockwell Collins                                                    83,712              5,298,132
                                                                                  ---------------
Total                                                                                   9,264,580
-------------------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.9%)
CH Robinson Worldwide                                               99,287              4,059,846
UTI Worldwide                                                       62,239(c)           1,860,946
                                                                                  ---------------
Total                                                                                   5,920,792
-------------------------------------------------------------------------------------------------

AUTOMOBILES (0.5%)
Harley-Davidson                                                     50,414              3,552,675
-------------------------------------------------------------------------------------------------

BEVERAGES (0.5%)
Pepsi Bottling Group                                               105,114              3,249,074
-------------------------------------------------------------------------------------------------

BIOTECHNOLOGY (3.8%)
Amylin Pharmaceuticals                                              64,193(b)           2,315,442
Biogen Idec                                                        108,360(b)           5,330,228
MedImmune                                                          352,177(b)          11,399,969
OSI Pharmaceuticals                                                196,704(b,d)         6,880,706
                                                                                  ---------------
Total                                                                                  25,926,345
-------------------------------------------------------------------------------------------------

CAPITAL MARKETS (6.0%)
Investors Financial Services                                       240,536             10,263,671
Legg Mason                                                          38,589              3,667,884
Northern Trust                                                      91,671              5,563,513
T Rowe Price Group                                                 307,447             13,456,956
TD Ameritrade Holding                                              523,285              8,466,751
                                                                                  ---------------
Total                                                                                  41,418,775
-------------------------------------------------------------------------------------------------

CHEMICALS (1.3%)
Sigma-Aldrich                                                      116,396              9,046,297
-------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (3.3%)
Cintas                                                             167,922              6,668,183
Monster Worldwide                                                   96,455(b)           4,498,661
Robert Half Intl                                                   310,651             11,531,365
                                                                                  ---------------
Total                                                                                  22,698,209
-------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.1%)
F5 Networks                                                        101,081(b)           7,501,221
Juniper Networks                                                   363,400(b)           6,882,796
                                                                                  ---------------
Total                                                                                  14,384,017
-------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.3%)
Network Appliance                                                  317,718(b)          12,479,963
SanDisk                                                             81,054(b)           3,487,754
                                                                                  ---------------
Total                                                                                  15,967,717
-------------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.8%)
Fluor                                                               43,117              3,520,503
Foster Wheeler                                                      36,184(b)           1,995,186
                                                                                  ---------------
Total                                                                                   5,515,689
-------------------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.5%)
Martin Marietta Materials                                          100,144             10,405,963
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
DIVERSIFIED CONSUMER SERVICES (0.4%)
Strayer Education                                                   26,048        $     2,762,390
-------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
Level 3 Communications                                             427,249(b)           2,392,594
Time Warner Telecom Cl A                                            97,946(b)           1,952,064
                                                                                  ---------------
Total                                                                                   4,344,658
-------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.4%)
Allegheny Energy                                                    60,672(b)           2,785,452
-------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.6%)
Rockwell Automation                                                 63,301              3,866,425
-------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.4%)
Amphenol Cl A                                                       61,891              3,842,193
Anixter Intl                                                        47,881(b)           2,599,938
Molex                                                               96,393              3,048,911
                                                                                  ---------------
Total                                                                                   9,491,042
-------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.4%)
BJ Services                                                        235,796              6,913,539
ENSCO Intl                                                         193,341              9,678,651
Natl Oilwell Varco                                                  56,786(b)           3,474,167
Smith Intl                                                          90,762              3,727,595
                                                                                  ---------------
Total                                                                                  23,793,952
-------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.6%)
Whole Foods Market                                                  94,478              4,433,853
-------------------------------------------------------------------------------------------------

FOOD PRODUCTS (1.8%)
Hershey                                                            100,929              5,026,264
HJ Heinz                                                            68,571              3,086,381
WM Wrigley Jr                                                       77,652              4,016,161
                                                                                  ---------------
Total                                                                                  12,128,806
-------------------------------------------------------------------------------------------------

GAS UTILITIES (0.3%)
Questar                                                             28,406              2,359,118
-------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.6%)
Biomet                                                             127,121              5,246,284
Kinetic Concepts                                                   104,382(b)           4,128,308
ResMed                                                              89,353(b)           4,397,955
St. Jude Medical                                                   295,039(b)          10,786,625
                                                                                  ---------------
Total                                                                                  24,559,172
-------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (5.1%)
Express Scripts                                                    134,565(b)           9,634,855
Health Management
   Associates Cl A                                                 309,279              6,528,880
Humana                                                             128,053(b)           7,082,611
Lincare Holdings                                                   134,781(b)           5,369,675
Omnicare                                                           164,423              6,351,660
                                                                                  ---------------
Total                                                                                  34,967,681
-------------------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (1.6%)
Cerner                                                              78,786(b)           3,584,763
Dendrite Intl                                                      688,149(b)           7,370,076
                                                                                  ---------------
Total                                                                                  10,954,839
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
HOTELS, RESTAURANTS & LEISURE (4.8%)
Brinker Intl                                                       170,583        $     5,144,783
Hilton Hotels                                                      129,418              4,516,688
Intl Game Technology                                               179,300              8,283,660
Panera Bread Cl A                                                   68,678(b)           3,839,787
Royal Caribbean Cruises                                             88,004              3,641,606
Starwood Hotels & Resorts
   Worldwide                                                        60,759              3,797,438
Station Casinos                                                     51,208              4,182,157
                                                                                  ---------------
Total                                                                                  33,406,119
-------------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.4%)
Energizer Holdings                                                  37,018(b)           2,627,908
-------------------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.3%)
AES                                                                397,004(b)           8,749,968
-------------------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.4%)
VistaPrint                                                          76,399(b)           2,529,571
-------------------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.3%)
Akamai Technologies                                                 50,497(b)           2,682,401
VeriSign                                                           263,111(b)           6,327,819
                                                                                  ---------------
Total                                                                                   9,010,220
-------------------------------------------------------------------------------------------------

IT SERVICES (6.6%)
Acxiom                                                             503,421             12,912,749
Alliance Data Systems                                               30,766(b)           1,921,952
Fiserv                                                             243,265(b)          12,751,951
Paychex                                                            179,119              7,082,365
VeriFone Holdings                                                  300,198(b)          10,627,009
                                                                                  ---------------
Total                                                                                  45,296,026
-------------------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (2.5%)
Invitrogen                                                         109,293(b)           6,184,891
Techne                                                             202,653(b)          11,237,109
                                                                                  ---------------
Total                                                                                  17,422,000
-------------------------------------------------------------------------------------------------

MACHINERY (1.2%)
ITT                                                                 68,985              3,919,728
Joy Global                                                          89,886              4,345,089
                                                                                  ---------------
Total                                                                                   8,264,817
-------------------------------------------------------------------------------------------------

MEDIA (3.3%)
Catalina Marketing                                                 307,401              8,453,527
Lamar Advertising Cl A                                              66,781(b)           4,366,810
Sirius Satellite Radio                                           1,447,352(b)           5,123,626
XM Satellite Radio
   Holdings Cl A                                                   316,735(b)           4,576,821
                                                                                  ---------------
Total                                                                                  22,520,784
-------------------------------------------------------------------------------------------------

METALS & MINING (0.6%)
Allegheny Technologies                                              28,732              2,605,417
Freeport-McMoRan Copper
   & Gold Cl B                                                      29,790              1,660,197
                                                                                  ---------------
Total                                                                                   4,265,614
-------------------------------------------------------------------------------------------------

MULTILINE RETAIL (0.3%)
Nordstrom                                                           39,744              1,960,969
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securrities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 217

RiverSource VP - Mid Cap Growth Fund

ISSUER                                                             SHARES             VALUE(a)
OIL, GAS & CONSUMABLE FUELS (3.8%)
Denbury Resources                                                  232,290(b)     $     6,455,339
El Paso                                                            248,256              3,793,352
Murphy Oil                                                          72,049              3,663,692
Newfield Exploration                                               161,841(b)           7,436,593
Williams Companies                                                 174,324              4,553,343
                                                                                  ---------------
Total                                                                                  25,902,319
-------------------------------------------------------------------------------------------------

PHARMACEUTICALS (2.2%)
Allergan                                                            48,400              5,795,416
Endo Pharmaceuticals
   Holdings                                                        215,800(b)           5,951,764
Forest Laboratories                                                 73,599(b)           3,724,109
                                                                                  ---------------
Total                                                                                  15,471,289
-------------------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
St. Joe                                                             65,802(d)           3,525,013
-------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.7%)
Hittite Microwave                                                   20,485(b)             662,075
Integrated Device Technology                                       159,923(b)           2,475,608
KLA-Tencor                                                         153,168              7,620,108
Kulicke & Soffa Inds                                               482,800(b)           4,055,520
Maxim Integrated Products                                          341,331             10,451,555
MEMC Electronic Materials                                           87,565(b)           3,427,294
Microchip Technology                                               388,203             12,694,238
NVIDIA                                                             136,369(b)           5,047,017
                                                                                  ---------------
Total                                                                                  46,433,415
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
SOFTWARE (7.4%)
Advent Software                                                    417,907(b)     $    14,747,939
BEA Systems                                                        229,180(b)           2,883,084
BMC Software                                                       316,211(b)          10,181,994
Business Objects ADR                                                95,437(b,c)         3,764,990
Citrix Systems                                                     114,841(b)           3,106,449
Electronic Arts                                                     49,284(b)           2,481,942
Fair Isaac                                                         142,723              5,801,690
Lawson Software                                                    464,413(b)           3,432,012
NAVTEQ                                                             148,775(b)           5,202,662
                                                                                  ---------------
Total                                                                                  51,602,762
-------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (3.0%)
Abercrombie & Fitch Cl A                                            61,884              4,308,983
Chico's FAS                                                        130,135(b)           2,692,493
Limited Brands                                                      63,942              1,850,481
TJX Companies                                                      157,615              4,495,181
Urban Outfitters                                                   161,775(b)           3,725,678
Williams-Sonoma                                                    109,512              3,443,057
                                                                                  ---------------
Total                                                                                  20,515,873
-------------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.5%)
Coach                                                               82,826(b)           3,558,205
-------------------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.1%)
Fastenal                                                           219,858              7,888,505
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
WIRELESS TELECOMMUNICATION SERVICES (2.5%)
American Tower Cl A                                                200,133(b)     $     7,460,959
Crown Castle Intl                                                   55,468(b)           1,791,616
NII Holdings                                                        83,567(b)           5,385,057
SBA Communications Cl A                                            101,939(b)           2,803,323
                                                                                  ---------------
Total                                                                                  17,440,955
-------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $638,880,414)                                                              $   652,189,853
-------------------------------------------------------------------------------------------------

MONEY MARKET FUND (6.1%)(e)

                                                                SHARES                VALUE(a)
RiverSource Short-Term
   Cash Fund                                                    41,780,759(f)     $    41,780,759
-------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $41,780,759)                                                               $    41,780,759
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $680,661,173)(g)                                                           $   693,970,612
=================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2006, the value of foreign securities represented 0.8% of net assets.

(d) At Dec. 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.7% of net assets. See
      Note 6 to the financial statements. 5.4% of net assets is the Fund's cash equivalent position.

(f)   Affiliated Money Market Fund -- See Note 10 to the financial statements.

(g) At Dec. 31, 2006, the cost of securities for federal income tax purposes was $683,561,769 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $ 46,590,416
      Unrealized depreciation                                     (36,181,573)
      ------------------------------------------------------------------------
      Net unrealized appreciation                                $ 10,408,843
      ------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

218 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Mid Cap Value Fund

DEC. 31, 2006

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (97.8%)

ISSUER                                                             SHARES             VALUE(a)
AEROSPACE & DEFENSE (0.5%)
Goodrich                                                            40,118        $     1,827,375
-------------------------------------------------------------------------------------------------

AIRLINES (1.5%)
AMR                                                                 52,568(b)           1,589,131
Continental Airlines Cl B                                           45,674(b)           1,884,052
UAL                                                                  6,587(b)             289,828
US Airways Group                                                    31,322(b)           1,686,690
                                                                                  ---------------
Total                                                                                   5,449,701
-------------------------------------------------------------------------------------------------

AUTO COMPONENTS (0.5%)
Ballard Power Systems                                               52,781(b,c)           300,324
Johnson Controls                                                    16,374              1,406,854
                                                                                  ---------------
Total                                                                                   1,707,178
-------------------------------------------------------------------------------------------------

AUTOMOBILES (0.8%)
Ford Motor                                                         371,165              2,787,449
-------------------------------------------------------------------------------------------------

BUILDING PRODUCTS (2.1%)
American Standard
   Companies                                                       129,708              5,947,111
USG                                                                 35,582(b)           1,949,894
                                                                                  ---------------
Total                                                                                   7,897,005
-------------------------------------------------------------------------------------------------

CAPITAL MARKETS (0.2%)
AMVESCAP                                                            66,740(c)             778,874
-------------------------------------------------------------------------------------------------

CHEMICALS (3.2%)
Cabot                                                               25,854              1,126,459
Eastman Chemical                                                    57,894              3,433,693
Imperial Chemical Inds ADR                                          37,936(c)           1,344,072
Lubrizol                                                            20,095              1,007,362
Monsanto                                                             8,171                429,223
Mosaic                                                              65,991(b)           1,409,568
PPG Inds                                                            49,510              3,179,037
                                                                                  ---------------
Total                                                                                  11,929,414
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.8%)
Comerica                                                            42,731              2,507,455
Huntington Bancshares                                               50,821              1,206,999
Regions Financial                                                   79,182              2,961,407
                                                                                  ---------------
Total                                                                                   6,675,861
-------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.9%)
Dun & Bradstreet                                                    12,827(b)           1,061,947
Pitney Bowes                                                        22,667              1,046,989
Ritchie Bros Auctioneers                                            24,326(c)           1,302,414
                                                                                  ---------------
Total                                                                                   3,411,350
-------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.8%)
Tellabs                                                            293,614(b)           3,012,480
-------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.3%)
Diebold                                                             21,213                988,526
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
CONSTRUCTION & ENGINEERING (1.2%)
Chicago Bridge & Iron                                               59,696(c)     $     1,632,089
Fluor                                                               29,646              2,420,596
Insituform Technologies Cl A                                        16,942(b)             438,120
                                                                                  ---------------
Total                                                                                   4,490,805
-------------------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.3%)
Temple-Inland                                                       20,806                957,700
-------------------------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
Genuine Parts                                                       19,225                911,842
-------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.3%)
CenturyTel                                                          90,598              3,955,508
Citizens Communications                                            129,024              1,854,075
Embarq                                                              14,190                745,826
Qwest Communications Intl                                          305,775(b)           2,559,337
Windstream                                                         215,016              3,057,528
                                                                                  ---------------
Total                                                                                  12,172,274
-------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (5.3%)
American Electric Power                                             57,739              2,458,527
DPL                                                                 76,528              2,125,948
Edison Intl                                                         94,623              4,303,454
Pinnacle West Capital                                              114,642              5,811,202
PPL                                                                 96,728              3,466,732
Reliant Energy                                                      91,475(b)           1,299,860
                                                                                  ---------------
Total                                                                                  19,465,723
-------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.5%)
Cooper Inds Cl A                                                    25,429              2,299,544
Energy Conversion Devices                                           10,093(b)             342,960
FuelCell Energy                                                     27,077(b)             174,917
Plug Power                                                          36,735(b)             142,899
Rockwell Automation                                                 41,977              2,563,956
                                                                                  ---------------
Total                                                                                   5,524,276
-------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Solectron                                                          476,357(b)           1,533,870
-------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (4.4%)
BJ Services                                                         71,571              2,098,462
Cameron Intl                                                        54,174(b)           2,873,931
ENSCO Intl                                                          28,497              1,426,560
GlobalSantaFe                                                       68,796              4,043,828
Nabors Inds                                                         45,163(b,c)         1,344,954
Natl Oilwell Varco                                                  17,492(b)           1,070,161
Smith Intl                                                          39,886              1,638,118
Weatherford Intl                                                    42,644(b)           1,782,093
                                                                                  ---------------
Total                                                                                  16,278,107
-------------------------------------------------------------------------------------------------

FOOD PRODUCTS (1.8%)
Archer-Daniels-Midland                                              34,722              1,109,715
Del Monte Foods                                                    139,719              1,541,101
Reddy Ice Holdings                                                  46,670              1,205,019
Tyson Foods Cl A                                                   176,964              2,911,058
                                                                                  ---------------
Total                                                                                   6,766,893
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
GAS UTILITIES (0.4%)
Questar                                                             19,352        $     1,607,184
-------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Hospira                                                             21,280(b)             714,582
-------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.3%)
AmerisourceBergen                                                   43,871              1,972,440
Health Management
   Associates Cl A                                                  79,819              1,684,979
Health Net                                                          68,065(b)           3,312,043
Humana                                                              57,561(b)           3,183,699
McKesson                                                            16,384                830,669
Omnicare                                                            30,378              1,173,502
                                                                                  ---------------
Total                                                                                  12,157,332
-------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.0%)
Hilton Hotels                                                      101,698              3,549,260
Royal Caribbean Cruises                                             97,003              4,013,984
                                                                                  ---------------
Total                                                                                   7,563,244
-------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.0%)
Mohawk Inds                                                         12,898(b)             965,544
Stanley Works                                                       63,911              3,214,084
Whirlpool                                                           36,897              3,063,189
                                                                                  ---------------
Total                                                                                   7,242,817
-------------------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.0%)
Constellation Energy Group                                          33,586              2,313,068
Mirant                                                              48,979(b)           1,546,267
                                                                                  ---------------
Total                                                                                   3,859,335
-------------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.1%)
McDermott Intl                                                     117,752(b)           5,988,867
Textron                                                             19,659              1,843,424
                                                                                  ---------------
Total                                                                                   7,832,291
-------------------------------------------------------------------------------------------------

INSURANCE (16.5%)
ACE                                                                126,374(c)           7,654,473
Ambac Financial Group                                                6,474                576,639
Aon                                                                211,901              7,488,581
Axis Capital Holdings                                               87,186(c)           2,909,397
Conseco                                                             34,764(b)             694,585
Everest Re Group                                                    97,136(c)           9,530,013
Lincoln Natl                                                        62,584              4,155,578
Loews                                                              134,352              5,571,577
MBIA                                                                 8,172                597,046
PartnerRe                                                           91,746(c)           6,516,718
Torchmark                                                           39,079              2,491,677
Willis Group Holdings                                               61,297(c)           2,434,104
XL Capital Cl A                                                    150,056(c)          10,807,033
                                                                                  ---------------
Total                                                                                  61,427,421
-------------------------------------------------------------------------------------------------

IT SERVICES (2.1%)
Computer Sciences                                                   59,596(b)           3,180,639
Electronic Data Systems                                            169,434              4,667,906
                                                                                  ---------------
Total                                                                                   7,848,545
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 219

RiverSource VP - Mid Cap Value Fund

ISSUER                                                             SHARES             VALUE(a)
LEISURE EQUIPMENT & PRODUCTS (1.1%)
Eastman Kodak                                                      102,191        $     2,636,527
Hasbro                                                              50,758              1,383,156
                                                                                  ---------------
Total                                                                                   4,019,683
-------------------------------------------------------------------------------------------------

MACHINERY (4.4%)
AGCO                                                               168,425(b)           5,211,069
Dover                                                               36,268              1,777,857
Eaton                                                               51,768              3,889,848
Ingersoll-Rand Cl A                                                 53,501(c)           2,093,494
Manitowoc                                                           24,818              1,474,934
Terex                                                               29,255(b)           1,889,288
                                                                                  ---------------
Total                                                                                  16,336,490
-------------------------------------------------------------------------------------------------

MEDIA (2.7%)
Interpublic Group of
   Companies                                                       212,548(b)           2,601,588
Regal Entertainment
   Group Cl A                                                      157,800              3,364,296
RH Donnelley                                                        64,442              4,042,446
                                                                                  ---------------
Total                                                                                  10,008,330
-------------------------------------------------------------------------------------------------

METALS & MINING (1.5%)
Freeport-McMoRan Copper &
   Gold Cl B                                                        34,526              1,924,134
Nucor                                                               21,115              1,154,146
Phelps Dodge                                                        20,268              2,426,485
                                                                                  ---------------
Total                                                                                   5,504,765
-------------------------------------------------------------------------------------------------

MULTILINE RETAIL (1.6%)
Family Dollar Stores                                               100,128              2,936,754
Federated Department Stores                                         82,192              3,133,981
                                                                                  ---------------
Total                                                                                   6,070,735
-------------------------------------------------------------------------------------------------

MULTI-UTILITIES (6.7%)
CMS Energy                                                          47,972(b)             801,132
Consolidated Edison                                                 55,833              2,683,892
DTE Energy                                                          59,328              2,872,068
Energy East                                                        134,684              3,340,164
MDU Resources Group                                                 66,889              1,715,034
NiSource                                                           215,177              5,185,767
SCANA                                                               42,047              1,707,949
Sempra Energy                                                       52,142              2,922,038
TECO Energy                                                        109,867              1,893,008
Xcel Energy                                                         66,005              1,522,075
                                                                                  ---------------
Total                                                                                  24,643,127
-------------------------------------------------------------------------------------------------

OFFICE ELECTRONICS (-%)
Xerox                                                                4,219(b)              71,512
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
OIL, GAS & CONSUMABLE FUELS (5.4%)
El Paso                                                            214,576        $     3,278,722
Enbridge                                                            85,823(c)           2,952,311
Hess                                                                53,275              2,640,842
Newfield Exploration                                                55,734(b)           2,560,977
Pioneer Natural Resources                                           76,307              3,028,625
Southwestern Energy                                                 65,266(b)           2,287,573
Suncor Energy                                                       15,033(c)           1,186,254
Sunoco                                                              34,400              2,145,184
                                                                                  ---------------
Total                                                                                  20,080,488
-------------------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.5%)
Bowater                                                             43,208                972,180
MeadWestvaco                                                        32,150                966,429
                                                                                  ---------------
Total                                                                                   1,938,609
-------------------------------------------------------------------------------------------------

PHARMACEUTICALS (1.2%)
King Pharmaceuticals                                                73,147(b)           1,164,500
Mylan Laboratories                                                 117,527              2,345,839
Watson Pharmaceuticals                                              28,895(b)             752,137
                                                                                  ---------------
Total                                                                                   4,262,476
-------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (2.5%)
Boston Properties                                                    9,912              1,108,955
Crescent Real Estate Equities                                       78,715              1,554,621
Equity Residential                                                  70,370              3,571,277
Rayonier                                                            72,492              2,975,797
                                                                                  ---------------
Total                                                                                   9,210,650
-------------------------------------------------------------------------------------------------

ROAD & RAIL (1.1%)
CSX                                                                117,321              4,039,362
-------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.3%)
Intersil Cl A                                                      119,706              2,863,368
Microchip Technology                                                53,176              1,738,855
Natl Semiconductor                                                 164,486              3,733,832
                                                                                  ---------------
Total                                                                                   8,336,055
-------------------------------------------------------------------------------------------------

SOFTWARE (1.7%)
BMC Software                                                       127,946(b)           4,119,862
McAfee                                                              71,943(b)           2,041,742
                                                                                  ---------------
Total                                                                                   6,161,604
-------------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (2.2%)
Liz Claiborne                                                       95,961              4,170,465
VF                                                                  49,552              4,067,228
                                                                                  ---------------
Total                                                                                   8,237,693
-------------------------------------------------------------------------------------------------

TOBACCO (2.4%)
Loews-Carolina Group                                                97,105(d)           6,284,635
Reynolds American                                                   37,731              2,470,249
                                                                                  ---------------
Total                                                                                   8,754,884
-------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $337,182,272)                                                              $   362,495,917
-------------------------------------------------------------------------------------------------

BONDS (0.3%)

ISSUER                                             COUPON        PRINCIPAL            VALUE(a)
                                                    RATE           AMOUNT
Qwest Communications Intl
   Sr Unsecured
      11-15-25                                      3.50%        $ 794,000        $     1,246,882
-------------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $1,213,039)                                                                $     1,246,882
-------------------------------------------------------------------------------------------------

MONEY MARKET FUND (2.8%)

                                                                  SHARES                VALUE(a)
RiverSource Short-Term
   Cash Fund                                                    10,451,921(e)     $    10,451,921
-------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $10,451,921)                                                               $    10,451,921
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $348,847,232)(f)                                                           $   374,194,720
=================================================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

220 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Mid Cap Value Fund

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2006, the value of foreign securities represented 14.2% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e)   Affiliated Money Market Fund - See Note 10 to the financial statements.

(f) At Dec. 31, 2006, the cost of securities for federal income tax purposes was $350,377,940 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $26,930,147
      Unrealized depreciation                                        (3,113,367)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                   $23,816,780
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 221

INVESTMENTS IN SECURITIES

RiverSource VP - S&P 500 Index Fund

DEC. 31, 2006

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (98.3%)

ISSUER                                                              SHARES            VALUE(a)
AEROSPACE & DEFENSE (2.4%)
Boeing                                                              23,936        $     2,126,475
General Dynamics                                                    12,252                910,936
Goodrich                                                             3,778                172,088
Honeywell Intl                                                      24,717              1,118,197
L-3 Communications Holdings                                          3,785                309,537
Lockheed Martin                                                     10,784                992,883
Northrop Grumman                                                    10,460                708,142
Raytheon                                                            13,463                710,846
Rockwell Collins                                                     5,062                320,374
United Technologies                                                 30,382              1,899,483
                                                                                  ---------------
Total                                                                                   9,268,961
-------------------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.9%)
FedEx                                                                9,284              1,008,428
United Parcel Service Cl B                                          32,503              2,437,075
                                                                                  ---------------
Total                                                                                   3,445,503
-------------------------------------------------------------------------------------------------

AIRLINES (0.1%)
Southwest Airlines                                                  23,974(d)             367,282
-------------------------------------------------------------------------------------------------

AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber                                               5,375(b)             112,821
Johnson Controls                                                     5,926                509,162
                                                                                  ---------------
Total                                                                                     621,983
-------------------------------------------------------------------------------------------------

AUTOMOBILES (0.4%)
Ford Motor                                                          57,187                429,474
General Motors                                                      17,122                525,988
Harley-Davidson                                                      7,846                552,908
                                                                                  ---------------
Total                                                                                   1,508,370
-------------------------------------------------------------------------------------------------

BEVERAGES (2.0%)
Anheuser-Busch Companies                                            23,277              1,145,228
Brown-Forman Cl B                                                    2,384                157,916
Coca-Cola                                                           61,734              2,978,666
Coca-Cola Enterprises                                                8,390                171,324
Constellation Brands Cl A                                            6,360(b)             184,567
Molson Coors Brewing Cl B                                            1,385                105,869
Pepsi Bottling Group                                                 4,144                128,091
PepsiCo                                                             49,708              3,109,236
                                                                                  ---------------
Total                                                                                   7,980,897
-------------------------------------------------------------------------------------------------

BIOTECHNOLOGY (1.3%)
Amgen                                                               35,310(b)           2,412,025
Biogen Idec                                                         10,204(b)             501,935
Celgene                                                             11,275(b)             648,651
Genzyme                                                              7,962(b)             490,300
Gilead Sciences                                                     13,920(b)             903,826
MedImmune                                                            7,240(b)             234,359
                                                                                  ---------------
Total                                                                                   5,191,096
-------------------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.2%)

American Standard
   Companies                                                         5,247                240,575
Masco                                                               11,929                356,319
                                                                                  ---------------
Total                                                                                     596,894
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                              SHARES            VALUE(a)
CAPITAL MARKETS (3.8%)
Ameriprise Financial                                                 7,326        $       399,267
Bank of New York                                                    23,134                910,786
Bear Stearns Companies                                               3,547                577,381
Charles Schwab                                                      30,966                598,882
E*TRADE Financial                                                   12,930(b)             289,891
Federated Investors Cl B                                             2,730                 92,219
Franklin Resources                                                   5,045                555,808
Goldman Sachs Group                                                 12,895              2,570,617
Janus Capital Group                                                  6,003                129,605
Legg Mason                                                           3,975                377,824
Lehman Brothers Holdings                                            16,048              1,253,670
Mellon Financial                                                    12,470                525,611
Merrill Lynch & Co                                                  26,757              2,491,077
Morgan Stanley                                                      32,047              2,609,586
Northern Trust                                                       5,677                344,537
State Street                                                        10,052                677,907
T Rowe Price Group                                                   7,980                349,285
                                                                                  ---------------
Total                                                                                  14,753,953
-------------------------------------------------------------------------------------------------

CHEMICALS (1.5%)
Air Products & Chemicals                                             6,675                469,119
Ashland                                                              1,729                119,612
Dow Chemical                                                        28,913              1,154,784
Eastman Chemical                                                     2,487                147,504
Ecolab                                                               5,394                243,809
EI du Pont de Nemours & Co                                          27,842              1,356,183
Hercules                                                             3,435(b)              66,330
Intl Flavors & Fragrances                                            2,366                116,313
Monsanto                                                            16,452                864,224
PPG Inds                                                             5,003                321,243
Praxair                                                              9,778                580,129
Rohm & Haas                                                          4,299                219,765
Sigma-Aldrich                                                        1,998                155,285
                                                                                  ---------------
Total                                                                                   5,814,300
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (4.1%)
BB&T                                                                16,375                719,354
Comerica                                                             4,807                282,075
Commerce Bancorp                                                     5,680                200,334
Compass Bancshares                                                   3,930                234,425
Fifth Third Bancorp                                                 16,896                691,553
First Horizon Natl                                                   3,766                157,343
Huntington Bancshares                                                7,192                170,810
KeyCorp                                                             12,155                462,255
M&T Bank                                                             2,350                287,076
Marshall & Ilsley                                                    7,720                371,409
Natl City                                                           19,115                698,844
PNC Financial
   Services Group                                                    8,894                658,512
Regions Financial                                                   22,076                825,642
SunTrust Banks                                                      10,719                905,220
Synovus Financial                                                    9,837                303,275
US Bancorp                                                          53,219              1,925,996

COMMON STOCKS (CONTINUED)

ISSUER                                                              SHARES            VALUE(a)
COMMERCIAL BANKS (CONT.)
Wachovia                                                            57,701        $     3,286,072
Wells Fargo & Co                                                   102,206              3,634,444
Zions Bancorporation                                                 3,238                266,941
                                                                                  ---------------
Total                                                                                  16,081,580
-------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Allied Waste Inds                                                    7,682(b)              94,412
Avery Dennison                                                       2,854                193,872
Cintas                                                               4,133                164,121
Equifax                                                              3,790                153,874
Monster Worldwide                                                    3,883(b)             181,103
Pitney Bowes                                                         6,716                310,212
Robert Half Intl                                                     5,077                188,458
RR Donnelley & Sons                                                  6,568                233,427
Waste Management                                                    16,200                595,675
                                                                                  ---------------
Total                                                                                   2,115,154
-------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.6%)
ADC Telecommunications                                               3,551(b)              51,596
Avaya                                                               13,749(b)             192,211
Ciena                                                                2,555(b)              70,799
Cisco Systems                                                      183,906(b)           5,026,152
Comverse Technology                                                  6,118(b)             129,151
Corning                                                             47,354(b)             885,993
JDS Uniphase                                                         6,387(b)             106,407
Juniper Networks                                                    17,130(b)             324,442
Motorola                                                            73,189              1,504,766
QUALCOMM                                                            50,032              1,890,709
Tellabs                                                             13,373(b)             137,207
                                                                                  ---------------
Total                                                                                  10,319,433
-------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.7%)
Apple Computer                                                      25,744(b)           2,184,121
Dell                                                                68,771(b)           1,725,464
EMC                                                                 66,676(b)             880,123
Hewlett-Packard                                                     82,913              3,415,187
Intl Business Machines                                              45,598(d)           4,429,847
Lexmark Intl Cl A                                                    2,961(b)             216,745
NCR                                                                  5,394(b)             230,647
Network Appliance                                                   11,319(b)             444,610
QLogic                                                               4,768(b)             104,515
SanDisk                                                              6,810(b)             293,034
Sun Microsystems                                                   106,551(b)             577,506
                                                                                  ---------------
Total                                                                                  14,501,799
-------------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.1%)
Fluor                                                                2,669                217,924
-------------------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials                                                     2,857                256,759
-------------------------------------------------------------------------------------------------

CONSUMER FINANCE (1.0%)
American Express                                                    36,474              2,212,878
Capital One Financial                                               12,350                948,727
SLM                                                                 12,377                603,626
                                                                                  ---------------
Total                                                                                   3,765,231
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

222 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

ISSUER                                                              SHARES            VALUE(a)
CONTAINERS & PACKAGING (0.2%)
Ball                                                                 3,158        $       137,689
Bemis                                                                3,178                107,988
Pactiv                                                               4,028(b)             143,759
Sealed Air                                                           2,440                158,406
Temple-Inland                                                        3,240                149,137
                                                                                  ---------------
Total                                                                                     696,979
-------------------------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Genuine Parts                                                        5,156                244,549
-------------------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group Cl A                                                    4,233(b)             164,960
H&R Block                                                            9,762                224,916
                                                                                  ---------------
Total                                                                                     389,876
-------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (5.5%)
Bank of America                                                    135,950(d)           7,258,371
Chicago Mercantile
   Exchange Holdings                                                 1,055                537,786
CIT Group                                                            6,005                334,899
Citigroup                                                          148,751              8,285,430
JPMorgan Chase & Co                                                105,015              5,072,225
Moody's                                                              7,120                491,707
                                                                                  ---------------
Total                                                                                  21,980,418
-------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
AT&T                                                               116,341              4,159,190
BellSouth                                                           55,217              2,601,273
CenturyTel                                                           3,475                151,719
Citizens Communications                                              9,748                140,079
Embarq                                                               4,525                237,834
Qwest Communications Intl                                           48,682(b)             407,468
Verizon Communications                                              88,383              3,291,383
Windstream                                                          14,437                205,294
                                                                                  ---------------
Total                                                                                  11,194,240
-------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.5%)
Allegheny Energy                                                     5,007(b)             229,871
American Electric Power                                             11,975                509,896
Edison Intl                                                          9,861                448,478
Entergy                                                              6,262                578,108
Exelon                                                              20,314              1,257,234
FirstEnergy                                                          9,666                582,860
FPL Group                                                           12,234                665,774
Pinnacle West Capital                                                3,027                153,439
PPL                                                                 11,556(d)             414,167
Progress Energy                                                      7,691                377,474
Southern                                                            22,484                828,760
                                                                                  ---------------
Total                                                                                   6,046,061
-------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.5%)
American Power Conversion                                            5,117                156,529
Cooper Inds Cl A                                                     2,755                249,135
Emerson Electric                                                    24,294              1,071,122
Rockwell Automation                                                  5,154                314,806
                                                                                  ---------------
Total                                                                                   1,791,592
-------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies                                                12,373(b)             431,198
Jabil Circuit                                                        5,595                137,357
Molex                                                                4,293                135,788

COMMON STOCKS (CONTINUED)

ISSUER                                                              SHARES            VALUE(a)
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONT.)
Sanmina-SCI                                                         16,128(b)     $        55,642
Solectron                                                           27,690(b)              89,162
Symbol Technologies                                                  7,707                115,143
Tektronix                                                            2,493                 72,721
                                                                                  ---------------
Total                                                                                   1,037,011
-------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.7%)
Baker Hughes                                                         9,711                725,023
BJ Services                                                          8,878                260,303
Halliburton                                                         30,444                945,286
Nabors Inds                                                          9,060(b,c)           269,807
Natl Oilwell Varco                                                   5,315(b)             325,172
Noble                                                                4,102                312,367
Rowan Companies                                                      3,340                110,888
Schlumberger                                                        35,672              2,253,044
Smith Intl                                                           6,035                247,857
Transocean                                                           8,849(b)             715,796
Weatherford Intl                                                    10,280(b)             429,601
                                                                                  ---------------
Total                                                                                   6,595,144
-------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.1%)
Costco Wholesale                                                    13,869                733,254
CVS                                                                 24,932                770,648
Kroger                                                              21,714                500,942
Safeway                                                             13,423                463,899
SUPERVALU                                                            6,233                222,830
SYSCO                                                               18,717                688,037
Walgreen                                                            30,374              1,393,863
Wal-Mart Stores                                                     74,443              3,437,777
Whole Foods Market                                                   4,330                203,207
                                                                                  ---------------
Total                                                                                   8,414,457
-------------------------------------------------------------------------------------------------

FOOD PRODUCTS (1.1%)
Archer-Daniels-Midland                                              19,895                635,843
Campbell Soup                                                        6,594                256,441
ConAgra Foods                                                       15,422                416,394
Dean Foods                                                           4,045(b)             171,023
General Mills                                                       10,384                598,118
Hershey                                                              5,260                261,948
HJ Heinz                                                             9,977                449,065
Kellogg                                                              7,601                380,506
McCormick & Co                                                       3,980                153,469
Sara Lee                                                            22,605                384,963
Tyson Foods Cl A                                                     7,630                125,514
WM Wrigley Jr                                                        6,649                343,886
                                                                                  ---------------
Total                                                                                   4,177,170
-------------------------------------------------------------------------------------------------

GAS UTILITIES (0.1%)
Nicor                                                                1,358                 63,554
Peoples Energy                                                       1,168                 52,058
Questar                                                              2,595                215,515
                                                                                  ---------------
Total                                                                                     331,127
-------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
Bausch & Lomb                                                        1,628                 84,754
Baxter Intl                                                         19,814                919,171
Becton Dickinson & Co                                                7,470                524,021
Biomet                                                               7,413                305,935
Boston Scientific                                                   35,701(b)             613,343
CR Bard                                                              3,122                259,032

COMMON STOCKS (CONTINUED)

ISSUER                                                              SHARES            VALUE(a)
HEALTH CARE EQUIPMENT & SUPPLIES (CONT.)
Hospira                                                              4,717(b)     $       158,397
Medtronic                                                           34,849              1,864,769
St. Jude Medical                                                    10,704(b)             391,338
Stryker                                                              8,998                495,880
Zimmer Holdings                                                      7,228(b)             566,531
                                                                                  ---------------
Total                                                                                   6,183,171
-------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.4%)
Aetna                                                               15,798                682,158
AmerisourceBergen                                                    5,818                261,577
Cardinal Health                                                     12,263                790,105
Caremark Rx                                                         12,915                737,576
CIGNA                                                                3,110                409,183
Coventry Health Care                                                 4,825(b)             241,491
Express Scripts                                                      4,100(b)             293,560
Health Management
   Associates Cl A                                                   7,282                153,723
Humana                                                               5,031(b)             278,265
Laboratory Corp of America
   Holdings                                                          3,798(b)             279,039
Manor Care                                                           2,234                104,819
McKesson                                                             8,964                454,475
Medco Health Solutions                                               8,885(b)             474,814
Patterson Companies                                                  4,205(b)             149,320
Quest Diagnostics                                                    4,840                256,520
Tenet Healthcare                                                    14,269(b)              99,455
UnitedHealth Group                                                  40,778              2,191,001
WellPoint                                                           18,772(b)           1,477,169
                                                                                  ---------------
Total                                                                                   9,334,250
-------------------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (--%)
IMS Health                                                           6,005                165,017
-------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.6%)
Carnival Unit                                                       13,467                660,556
Darden Restaurants                                                   4,443                178,475
Harrah's Entertainment                                               5,632                465,879
Hilton Hotels                                                       11,702                408,400
Intl Game Technology                                                10,276                474,751
Marriott Intl Cl A                                                  10,178                485,694
McDonald's                                                          37,440              1,659,715
Starbucks                                                           22,892(b,d)           810,835
Starwood Hotels &
   Resorts Worldwide                                                 6,415                400,938
Wendy's Intl                                                         2,892                 95,696
Wyndham Worldwide                                                    5,995(b)             191,960
Yum! Brands                                                          8,026                471,929
                                                                                  ---------------
Total                                                                                   6,304,828
-------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.6%)
Black & Decker                                                       2,062                164,898
Centex                                                               3,592                202,122
DR Horton                                                            8,350                221,192
Fortune Brands                                                       4,579                391,001
Harman Intl Inds                                                     1,980                197,822
KB HOME                                                              2,376                121,841
Leggett & Platt                                                      5,417                129,466
Lennar Cl A                                                          4,170                218,758
Newell Rubbermaid                                                    8,390                242,891
Pulte Homes                                                          6,400                211,968

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 223

RiverSource VP - S&P 500 Index Fund

ISSUER                                                              SHARES            VALUE(a)
HOUSEHOLD DURABLES (CONT.)
Snap-On                                                              1,771        $        84,370
Stanley Works                                                        2,461                123,764
Whirlpool                                                            2,368                196,591
                                                                                  ---------------
Total                                                                                   2,506,684
-------------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (2.1%)
Clorox                                                               4,599                295,026
Colgate-Palmolive                                                   15,570              1,015,787
Kimberly-Clark                                                      13,874                942,738
Procter & Gamble                                                    95,933(d)           6,165,614
                                                                                  ---------------
Total                                                                                   8,419,165
-------------------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
AES                                                                 20,103(b)             443,070
Constellation Energy Group                                           5,446                375,066
Dynegy Cl A                                                         11,743(b)              85,019
TXU                                                                 13,900                753,519
                                                                                  ---------------
Total                                                                                   1,656,674
-------------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (4.0%)
3M                                                                  22,296              1,737,527
General Electric                                                   312,061(d)          11,611,790
Textron                                                              3,793                355,670
Tyco Intl                                                           60,208(c)           1,830,323
                                                                                  ---------------
Total                                                                                  15,535,310
-------------------------------------------------------------------------------------------------

INSURANCE (4.8%)
ACE                                                                  9,854(c)             596,857
AFLAC                                                               14,969                688,574
Allstate                                                            18,916              1,231,621
Ambac Financial Group                                                3,210                285,915
American Intl Group                                                 78,705              5,640,001
Aon                                                                  9,376                331,348
Chubb                                                               12,462                659,364
Cincinnati Financial                                                 5,240                237,424
Genworth Financial Cl A                                             13,420                459,098
Hartford Financial
   Services Group                                                    9,593                895,123
Lincoln Natl                                                         8,690                577,016
Loews                                                               13,834                573,696
Marsh & McLennan
   Companies                                                        16,683                511,501
MBIA                                                                 4,081                298,158
MetLife                                                             23,013              1,357,997
Principal Financial Group                                            8,168                479,462
Progressive                                                         23,062                558,562
Prudential Financial                                                14,442              1,239,990
Safeco                                                               3,188                199,409
St. Paul Travelers Companies                                        20,893              1,121,745
Torchmark                                                            2,965                189,048
UnumProvident                                                       10,371                215,509
XL Capital Cl A                                                      5,470(c)             393,949
                                                                                  ---------------
Total                                                                                  18,741,367
-------------------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
Amazon.com                                                           9,350(b,d)           368,951
IAC/InterActiveCorp                                                  6,755(b)             251,016
                                                                                  ---------------
Total                                                                                     619,967
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                              SHARES            VALUE(a)
INTERNET SOFTWARE & SERVICES (1.3%)
eBay                                                                35,028(b)     $     1,053,292
Google Cl A                                                          6,490(b)           2,988,516
VeriSign                                                             7,420(b)             178,451
Yahoo!                                                              37,060(b)             946,512
                                                                                  ---------------
Total                                                                                   5,166,771
-------------------------------------------------------------------------------------------------

IT SERVICES (1.1%)
Affiliated Computer
   Services Cl A                                                     3,590(b)             175,336
Automatic Data Processing                                           16,672                821,096
Cognizant Technology
   Solutions Cl A                                                    4,295(b)             331,402
Computer Sciences                                                    5,194(b)             277,204
Convergys                                                            4,167(b)              99,091
Electronic Data Systems                                             15,660                431,433
Fidelity Natl Information
   Services                                                          4,905                196,641
First Data                                                          23,186                591,707
Fiserv                                                               5,241(b)             274,733
Paychex                                                             10,249                405,245
Sabre Holdings Cl A                                                  4,006                127,751
Unisys                                                              10,433(b)              81,795
Western Union                                                       23,206                520,279
                                                                                  ---------------
Total                                                                                   4,333,713
-------------------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick                                                            2,777                 88,586
Eastman Kodak                                                        8,693                224,279
Hasbro                                                               4,805                130,936
Mattel                                                              11,549                261,701
                                                                                  ---------------
Total                                                                                     705,502
-------------------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.3%)
Applera-Applied
   Biosystems Group                                                  5,542(e)             203,336
Millipore                                                            1,620(b)             107,892
PerkinElmer                                                          3,726                 82,829
Thermo Fisher Scientific                                            12,359(b)             559,739
Waters                                                               3,076(b)             150,632
                                                                                  ---------------
Total                                                                                   1,104,428
-------------------------------------------------------------------------------------------------

MACHINERY (1.4%)
Caterpillar                                                         19,690              1,207,587
Cummins                                                              1,593                188,261
Danaher                                                              7,176                519,829
Deere & Co                                                           6,996                665,110
Dover                                                                6,185                303,189
Eaton                                                                4,512                339,032
Illinois Tool Works                                                 12,700                586,613
Ingersoll-Rand Cl A                                                  9,278(c)             363,048
ITT                                                                  5,592                317,737
PACCAR                                                               7,522                488,178
Pall                                                                 3,707                128,077
Parker Hannifin                                                      3,570                274,462
Terex                                                                3,090(b)             199,552
                                                                                  ---------------
Total                                                                                   5,580,675
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                              SHARES            VALUE(a)
MEDIA (3.7%)
CBS Cl B                                                            23,663        $       737,812
Clear Channel
   Communications                                                   14,947                531,216
Comcast Cl A                                                        63,008(b)           2,667,130
DIRECTV Group                                                       23,335(b)             581,975
Dow Jones & Co                                                       1,969                 74,822
EW Scripps Cl A                                                      2,520                125,849
Gannett                                                              7,089                428,601
Interpublic Group of
   Companies                                                        13,353(b)             163,441
McGraw-Hill Companies                                               10,722                729,310
Meredith                                                             1,177                 66,324
New York Times Cl A                                                  4,350                105,966
News Corp Cl A                                                      70,860              1,522,073
Omnicom Group                                                        5,175                540,995
Time Warner                                                        120,863              2,632,396
Tribune                                                              5,771                177,631
Univision
   Communications Cl A                                               7,632(b)             270,325
Viacom Cl B                                                         21,173(b)             868,728
Walt Disney                                                         62,619              2,145,953
                                                                                  ---------------
Total                                                                                  14,370,547
-------------------------------------------------------------------------------------------------

METALS & MINING (0.9%)
Alcoa                                                               26,253                787,853
Allegheny Technologies                                               3,046                276,211
Freeport-McMoRan
   Copper & Gold Cl B                                                5,962                332,262
Newmont Mining                                                      13,629                615,349
Nucor                                                                9,146                499,920
Phelps Dodge                                                         6,180                739,870
United States Steel                                                  3,583                262,061
                                                                                  ---------------
Total                                                                                   3,513,526
-------------------------------------------------------------------------------------------------

MULTILINE RETAIL (1.1%)
Big Lots                                                             3,312(b)              75,911
Dillard's Cl A                                                       1,840                 64,345
Dollar General                                                       9,446                151,703
Family Dollar Stores                                                 4,592                134,683
Federated Department Stores                                         15,896                606,114
JC Penney                                                            6,808                526,667
Kohl's                                                               9,902(b)             677,594
Nordstrom                                                            6,928(d)             341,828
Sears Holdings                                                       2,520(b)             423,184
Target                                                              26,005              1,483,585
                                                                                  ---------------
Total                                                                                   4,485,614
-------------------------------------------------------------------------------------------------

MULTI-UTILITIES (1.4%)
Ameren                                                               6,240                335,275
CenterPoint Energy                                                   9,466                156,946
CMS Energy                                                           6,736(b)             112,491
Consolidated Edison                                                  7,774                373,696
Dominion Resources                                                  10,711                898,011
DTE Energy                                                           5,385                260,688
Duke Energy                                                         38,013              1,262,413
KeySpan                                                              5,302                218,336
NiSource                                                             8,263                199,138
PG&E                                                                10,561                499,852

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

224 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

ISSUER                                                              SHARES            VALUE(a)
MULTI-UTILITIES (CONT.)
Public Service
   Enterprise Group                                                  7,638        $       507,010
Sempra Energy                                                        7,941                445,014
TECO Energy                                                          6,335                109,152
Xcel Energy                                                         12,317                284,030
                                                                                  ---------------
Total                                                                                   5,662,052
-------------------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Xerox                                                               29,220(b)             495,279
-------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (7.9%)
Anadarko Petroleum                                                  13,914                605,537
Apache                                                               9,974                663,371
Chesapeake Energy                                                   12,590                365,740
Chevron                                                             65,994              4,852,539
ConocoPhillips                                                      49,823              3,584,765
CONSOL Energy                                                        5,525                177,518
Devon Energy                                                        13,376                897,262
El Paso                                                             21,353                326,274
EOG Resources                                                        7,368                460,132
Exxon Mobil                                                        176,568             13,530,405
Hess                                                                 8,192                406,077
Kinder Morgan                                                        3,251                343,793
Marathon Oil                                                        10,640                984,200
Murphy Oil                                                           5,665                288,065
Occidental Petroleum                                                26,082              1,273,584
Peabody Energy                                                       7,985                322,674
Sunoco                                                               3,726                232,353
Valero Energy                                                       18,300                936,228
Williams Companies                                                  18,055                471,597
XTO Energy                                                          11,076                521,126
                                                                                  ---------------
Total                                                                                  31,243,240
-------------------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.3%)
Intl Paper                                                          13,776                469,762
MeadWestvaco                                                         5,483                164,819
Weyerhaeuser                                                         7,159                505,783
                                                                                  ---------------
Total                                                                                   1,140,364
-------------------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.2%)
Avon Products                                                       13,456                444,586
Estee Lauder Companies Cl A                                          3,860                157,565
                                                                                  ---------------
Total                                                                                     602,151
-------------------------------------------------------------------------------------------------

PHARMACEUTICALS (6.1%)
Abbott Laboratories                                                 46,464              2,263,261
Allergan                                                             4,650                556,791
Barr Pharmaceuticals                                                 3,220(b)             161,386
Bristol-Myers Squibb                                                59,541              1,567,119
Eli Lilly & Co                                                      29,808              1,552,997
Forest Laboratories                                                  9,590(b)             485,254
Johnson & Johnson                                                   87,775              5,794,907
King Pharmaceuticals                                                 7,355(b)             117,092
Merck & Co                                                          65,719              2,865,348
Mylan Laboratories                                                   6,420                128,143
Pfizer                                                             218,288(d)           5,653,659
Schering-Plough                                                     44,885              1,061,081
Watson Pharmaceuticals                                               3,102(b)              80,745
Wyeth                                                               40,773              2,076,161
                                                                                  ---------------
Total                                                                                  24,363,944
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                              SHARES            VALUE(a)
REAL ESTATE INVESTMENT TRUSTS (REITS) (1.1%)
Apartment Investment &
   Management Cl A                                                   2,920        $       163,578
Archstone-Smith Trust                                                6,610                384,768
Boston Properties                                                    3,535                395,496
Equity Office Properties Trust                                      10,639                512,481
Equity Residential                                                   8,839                448,579
Kimco Realty                                                         6,840                307,458
Plum Creek Timber                                                    5,359                213,556
ProLogis                                                             7,495                455,471
Public Storage                                                       3,710                361,725
Simon Property Group                                                 6,699                678,542
Vornado Realty Trust                                                 3,910                475,065
                                                                                  ---------------
Total                                                                                   4,396,719
-------------------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
CB Richard Ellis Group Cl A                                          5,590(b)             185,588
Realogy                                                              6,491(b)             196,807
                                                                                  ---------------
Total                                                                                     382,395
-------------------------------------------------------------------------------------------------

ROAD & RAIL (0.7%)
Burlington Northern Santa Fe                                        10,879                802,979
CSX                                                                 13,172                453,512
Norfolk Southern                                                    12,016                604,285
Ryder System                                                         1,837                 93,797
Union Pacific                                                        8,162                751,067
                                                                                  ---------------
Total                                                                                   2,705,640
-------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.4%)
Advanced Micro Devices                                              16,610(b)             338,014
Altera                                                              10,959(b)             215,673
Analog Devices                                                      10,353                340,303
Applied Materials                                                   42,046                775,749
Broadcom Cl A                                                       14,196(b)             458,673
Intel                                                              174,557              3,534,779
KLA-Tencor                                                           6,023                299,644
Linear Technology                                                    9,048                274,335
LSI Logic                                                           12,129(b)             109,161
Maxim Integrated Products                                            9,705                297,167
Micron Technology                                                   22,839(b)             318,832
Natl Semiconductor                                                   8,738                198,353
Novellus Systems                                                     3,740(b)             128,731
NVIDIA                                                              10,762(b)             398,302
PMC-Sierra                                                           6,354(b)              42,635
Teradyne                                                             5,744(b)              85,930
Texas Instruments                                                   44,923              1,293,782
Xilinx                                                              10,181                242,410
                                                                                  ---------------
Total                                                                                   9,352,473
-------------------------------------------------------------------------------------------------

SOFTWARE (3.3%)
Adobe Systems                                                       17,656(b)             726,015
Autodesk                                                             7,012(b)             283,706
BMC Software                                                         6,211(b)             199,994
CA                                                                  12,432                281,585
Citrix Systems                                                       5,465(b)             147,828
Compuware                                                           10,664(b)              88,831
Electronic Arts                                                      9,344(b)             470,564
Intuit                                                              10,552(b)             321,942

COMMON STOCKS (CONTINUED)

ISSUER                                                              SHARES            VALUE(a)
SOFTWARE (CONT.)
Microsoft                                                          261,884        $     7,819,856
Novell                                                              10,264(b)              63,637
Oracle                                                             121,110(b)           2,075,825
Symantec                                                            28,399(b)             592,119
                                                                                  ---------------
Total                                                                                  13,071,902
-------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (2.0%)
AutoNation                                                           4,530(b)              96,580
AutoZone                                                             1,536(b)             177,500
Bed Bath & Beyond                                                    8,555(b)             325,946
Best Buy                                                            12,213                600,757
Circuit City Stores                                                  4,294                 81,500
Gap                                                                 15,950(d)             311,025
Home Depot                                                          61,787              2,481,366
Limited Brands                                                      10,353                299,616
Lowe's Companies                                                    46,100              1,436,015
Office Depot                                                         8,429(b)             321,735
OfficeMax                                                            2,251                111,762
RadioShack                                                           4,108                 68,932
Sherwin-Williams                                                     3,387                215,345
Staples                                                             21,872                583,982
Tiffany & Co                                                         4,095                160,688
TJX Companies                                                       13,778                392,949
                                                                                  ---------------
Total                                                                                   7,665,698
-------------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach                                                               11,120(b)             477,715
Jones Apparel Group                                                  3,342                111,723
Liz Claiborne                                                        3,102                134,813
Nike Cl B                                                            5,691                563,580
VF                                                                   2,708                222,273
                                                                                  ---------------
Total                                                                                   1,510,104
-------------------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.5%)
Countrywide Financial                                               18,806                798,315
Fannie Mae                                                          29,523              1,753,370
Freddie Mac                                                         20,984              1,424,814
MGIC Investment                                                      2,513                157,163
Sovereign Bancorp                                                   10,881                276,269
Washington Mutual                                                   28,611              1,301,514
                                                                                  ---------------
Total                                                                                   5,711,445
-------------------------------------------------------------------------------------------------

TOBACCO (1.5%)
Altria Group                                                        63,451              5,445,365
Reynolds American                                                    5,190                339,789
UST                                                                  4,875                283,725
                                                                                  ---------------
Total                                                                                   6,068,879
-------------------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (--%)
WW Grainger                                                          2,216                154,987
-------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
ALLTEL                                                              11,309                683,968
Sprint Nextel                                                       87,635              1,655,425
                                                                                  ---------------
Total                                                                                   2,339,393
-------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $298,758,392)                                                              $   385,299,617
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 225

RiverSource VP - S&P 500 Index Fund

MONEY MARKET FUND (1.6%)

                                                                   SHARES             VALUE(a)
RiverSource Short-Term
Cash Fund                                                        6,076,431(f)     $     6,076,431
-------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $6,076,431)                                                                $     6,076,431
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $304,834,823)(g)                                                           $   391,376,048
=================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2006, the value of foreign securities represented 0.9% of net assets.

(d) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

      TYPE OF SECURITY                                             CONTRACTS
      ------------------------------------------------------------------------
      PURCHASE CONTRACTS
      E-Mini S&P 500 Index, March 2007                                    82

(e) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(f)   Affiliated Money Market Fund -- See Note 10 to the financial statements.

(g) At Dec. 31, 2006, the cost of securities for federal income tax purposes was $308,180,680 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                   $ 92,730,952
      Unrealized depreciation                                     (9,535,584)
      -----------------------------------------------------------------------
      Net unrealized appreciation                               $ 83,195,368
      -----------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

226 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Select Value Fund

DEC. 31, 2006

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (97.5%)

ISSUER                                                             SHARES             VALUE(a)
AEROSPACE & DEFENSE (0.3%)
DRS Technologies                                                     1,800        $        94,824
-------------------------------------------------------------------------------------------------

AUTO COMPONENTS (0.4%)
BorgWarner                                                           1,851                109,246
-------------------------------------------------------------------------------------------------

CAPITAL MARKETS (1.6%)
AMVESCAP ADR                                                        12,500(c)             308,125
Bear Stearns Companies                                                 900                146,502
                                                                                  ---------------
Total                                                                                     454,627
-------------------------------------------------------------------------------------------------

CHEMICALS (1.9%)
Airgas                                                               4,600                186,392
Albemarle                                                            4,300                308,740
Celanese Series A                                                    2,200                 56,936
                                                                                  ---------------
Total                                                                                     552,068
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (4.8%)
Colonial BancGroup                                                   8,300                213,642
Comerica                                                             4,800                281,664
Compass Bancshares                                                   9,400                560,710
KeyCorp                                                              8,400                319,452
                                                                                  ---------------
Total                                                                                   1,375,468
-------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (3.9%)
Covanta Holding                                                     12,700(b)             279,908
Knoll                                                               11,800                259,600
RR Donnelley & Sons                                                 16,100                572,194
                                                                                  ---------------
Total                                                                                   1,111,702
-------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.5%)
ARRIS Group                                                          9,400(b)             117,594
Avocent                                                              4,400(b)             148,940
Polycom                                                              5,100(b)             157,641
                                                                                  ---------------
Total                                                                                     424,175
-------------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (2.5%)
Chicago Bridge & Iron                                                5,800(c)             158,572
URS                                                                 13,200(b)             565,620
                                                                                  ---------------
Total                                                                                     724,192
-------------------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (4.0%)
AptarGroup                                                           9,700                572,688
Sonoco Products                                                     14,900                567,094
                                                                                  ---------------
Total                                                                                   1,139,782
-------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (7.2%)
American Electric Power                                              9,000                383,220
Edison Intl                                                          6,300                286,524
Idacorp                                                             14,100                544,965
Pinnacle West Capital                                               11,300                572,797
PPL                                                                  6,400                229,376
                                                                                  ---------------
Total                                                                                   2,016,882
-------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.8%)
Regal-Beloit                                                         4,600                241,546
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.1%)
Coherent                                                             2,900(b)     $        91,553
Flextronics Intl                                                    35,500(b,c)           407,540
Trimble Navigation                                                   2,000(b)             101,460
                                                                                  ---------------
Total                                                                                     600,553
-------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.9%)
Diamond Offshore Drilling                                            2,500                199,850
Noble                                                                3,600                274,140
SEACOR Holdings                                                        800(b)              79,312
                                                                                  ---------------
Total                                                                                     553,302
-------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.9%)
Ruddick                                                             10,400                288,600
Safeway                                                              2,800                 96,768
SUPERVALU                                                            4,200                150,150
                                                                                  ---------------
Total                                                                                     535,518
-------------------------------------------------------------------------------------------------

FOOD PRODUCTS (3.7%)
ConAgra Foods                                                        6,700                180,900
HJ Heinz                                                             6,700                301,567
Hormel Foods                                                        15,000                560,100
                                                                                  ---------------
Total                                                                                   1,042,567
-------------------------------------------------------------------------------------------------

GAS UTILITIES (2.7%)
AGL Resources                                                        5,500                214,005
ONEOK                                                                3,500                150,920
Questar                                                              4,900                406,945
                                                                                  ---------------
Total                                                                                     771,870
-------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Beckman Coulter                                                      7,100                424,580
-------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.5%)
AmerisourceBergen                                                    4,400                197,824
CIGNA                                                                2,900                381,553
Magellan Health Services                                             4,000(b)             172,880
McKesson                                                             5,000                253,500
                                                                                  ---------------
Total                                                                                   1,005,757
-------------------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (1.5%)
IMS Health                                                          15,200                417,696
-------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.8%)
Darden Restaurants                                                  12,500                502,125
-------------------------------------------------------------------------------------------------

INSURANCE (8.3%)
Assurant                                                             4,300                237,575
Lincoln Natl                                                         9,700                644,080
Old Republic Intl                                                   24,400                568,032
ProAssurance                                                         2,100(b)             104,832
Safeco                                                               8,800                550,440
Zenith Natl Insurance                                                4,800                225,168
                                                                                  ---------------
Total                                                                                   2,330,127
-------------------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.5%)
Expedia                                                              3,900(b)              81,822
Priceline.com                                                        1,700(b)              74,137
                                                                                  ---------------
Total                                                                                     155,959
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                            SHARES              VALUE(a)
IT SERVICES (2.5%)
Computer Sciences                                                   10,600(b)     $       565,722
MPS Group                                                           11,100(b)             157,398
                                                                                  ---------------
Total                                                                                     723,120
-------------------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.6%)
Mattel                                                               7,100                160,886
-------------------------------------------------------------------------------------------------

MACHINERY (2.5%)
Eaton                                                                3,800                285,532
Terex                                                                3,200(b)             206,656
Trinity Inds                                                         6,500                228,800
                                                                                  ---------------
Total                                                                                     720,988
-------------------------------------------------------------------------------------------------

MARINE (0.7%)
American Commercial Lines                                            3,000(b)             196,530
-------------------------------------------------------------------------------------------------

MEDIA (0.5%)
Grupo Televisa ADR                                                   5,400(c)             145,854
-------------------------------------------------------------------------------------------------

METALS & MINING (0.7%)
Freeport-McMoRan
   Copper & Gold Cl B                                                3,700                206,201
-------------------------------------------------------------------------------------------------

MULTILINE RETAIL (1.0%)
Family Dollar Stores                                                 8,000                234,640
JC Penney                                                              800                 61,888
                                                                                  ---------------
Total                                                                                     296,528
-------------------------------------------------------------------------------------------------

MULTI-UTILITIES (1.2%)
NSTAR                                                                9,900                340,164
-------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.3%)
Chesapeake Energy                                                    8,800                255,640
CONSOL Energy                                                        4,300                138,159
Western Refining                                                     4,200                106,932
Williams Companies                                                   6,000                156,720
                                                                                  ---------------
Total                                                                                     657,451
-------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (8.7%)
Apartment Investment &
   Management Cl A                                                   5,000                280,100
DiamondRock Hospitality                                              9,200                165,692
Douglas Emmett                                                       3,700                 98,383
Duke Realty                                                         13,600                556,240
Health Care REIT                                                     5,500                236,610
KKR Financial                                                       14,900                399,171
Mid-America Apartment
   Communities                                                       3,300                188,892
Realty Income                                                        8,000                221,600
Simon Property Group                                                 2,900                293,741
                                                                                  ---------------
Total                                                                                   2,440,429
-------------------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.1%)
Jones Lang LaSalle                                                   3,500                322,595
-------------------------------------------------------------------------------------------------

ROAD & RAIL (1.3%)
Werner Enterprises                                                  21,800                381,064
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 227

RiverSource VP - Select Value Fund

ISSUER                                                             SHARES             VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.7%)
LSI Logic                                                           23,900(b)     $       215,100
Microchip Technology                                                 8,300                271,410
                                                                                  ---------------
Total                                                                                     486,510
-------------------------------------------------------------------------------------------------

SOFTWARE (5.0%)
Cadence Design Systems                                              41,000(b)             734,310
Hyperion Solutions                                                  13,500(b)             485,190
Sybase                                                               7,000(b)             172,900
                                                                                  ---------------
Total                                                                                   1,392,400
-------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.7%)
OfficeMax                                                            3,000                148,950
TJX Companies                                                       12,200                347,944
                                                                                  ---------------
Total                                                                                     496,894
-------------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (3.2%)
Phillips-Van Heusen                                                  6,900                346,173
VF                                                                   6,900                566,352
                                                                                  ---------------
Total                                                                                     912,525
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
THRIFTS & MORTGAGE FINANCE (1.1%)
PMI Group                                                            3,100        $       146,227
Washington Federal                                                   7,500                176,475
                                                                                  ---------------
Total                                                                                     322,702
-------------------------------------------------------------------------------------------------

TOBACCO (0.7%)
Loews-Carolina Group                                                 3,100(d)             200,632
-------------------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.0%)
United Rentals                                                      11,400(b)             289,902
-------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.7%)
Millicom Intl Cellular                                               2,000(b,c)           123,280
Rogers Communications Cl B                                           6,100(c)             363,560
                                                                                  ---------------
Total                                                                                     486,840
-------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $26,380,520)                                                               $    27,764,781
-------------------------------------------------------------------------------------------------

MONEY MARKET FUND (2.3%)

                                                                   SHARES             VALUE(a)
RiverSource Short-Term
   Cash Fund                                                       668,002(e)     $       668,002
-------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $668,002)                                                                  $       668,002
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $27,048,522)(f)                                                            $    28,432,783
=================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2006, the value of foreign securities represented 5.3% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e)   Affiliated Money Market Fund -- See Note 10 to the financial statements.

(f) At Dec. 31, 2006, the cost of securities for federal income tax purposes was $27,081,570 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                   $   1,613,294
      Unrealized depreciation                                        (262,081)
      ------------------------------------------------------------------------
      Net unrealized appreciation                               $   1,351,213
      ------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

228 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Short Duration U.S. Government Fund

DEC. 31, 2006

(Percentages represent value of investments compared to net assets)

BONDS (105.2%)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
FOREIGN AGENCIES (2.2%)
KFW
      05-19-09                                      5.25%   $   10,000,000(c)     $    10,044,900
-------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (46.3%)
Federal Farm Credit Bank
      04-05-07                                      2.15         6,600,000              6,547,530
      06-19-07                                      6.75         2,565,000              2,582,732
      10-10-08                                      4.25         4,040,000              3,987,492
Federal Home Loan Bank
      10-19-07                                      4.13        15,000,000             14,869,695
      01-18-08                                      4.63         4,665,000              4,639,156
      02-08-08                                      4.63         1,470,000              1,461,024
      02-13-08                                      5.25         3,970,000              3,972,088
      11-21-08                                      4.63         2,215,000              2,198,454
Federal Home Loan Mtge Corp
      01-30-07                                      3.00         2,500,000              2,495,242
      08-17-07                                      4.00         6,210,000              6,162,419
      06-15-08                                      3.88           920,000                904,332
      10-15-08                                      5.13         1,825,000              1,827,338
Federal Natl Mtge Assn
      03-02-07                                      3.00         3,855,000              3,841,168
      05-15-07                                      3.88         5,000,000              4,974,650
      10-15-08                                      4.50         1,545,000              1,531,216
U.S. Treasury
      09-30-07                                      4.00        27,745,000             27,530,420
      11-30-07                                      4.25         7,410,000              7,359,056
      02-15-08                                      3.38        15,130,000             14,865,815
      05-31-08                                      4.88        27,990,000             27,976,873
      10-31-08                                      4.88        40,235,000             40,253,871
      10-31-11                                      4.63         2,440,000              2,431,135
      11-15-16                                      4.63         2,810,000              2,791,561
      11-15-18                                      9.00         2,115,000(k)           2,908,290
      08-15-23                                      6.25           560,000                644,569
U.S. Treasury Inflation-Indexed Bond
      01-15-07                                      3.38        22,938,840(g)          22,873,782
                                                                                  ---------------
Total                                                                                 211,629,908
-------------------------------------------------------------------------------------------------

ASSET-BACKED (1.5%)
Capital Auto Receivables Asset Trust
   Series 2006-SN1A Cl A4B
      03-20-10                                      5.43         1,525,000(d,e)         1,525,000
Franklin Auto Trust
   Series 2004-2 Cl A4 (MBIA)
      08-15-12                                      3.93         5,000,000(m)           4,931,653
Small Business Administration Participation Ctfs
   Series 2001-20H Cl 1
      08-01-21                                      6.34           302,708                313,578
Small Business Administration
   Series 2001-10B Cl 1
      09-10-11                                      5.89           286,972                292,453
                                                                                  ---------------
Total                                                                                   7,062,684
-------------------------------------------------------------------------------------------------

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
COMMERCIAL MORTGAGE-BACKED (2.0%)(f)
Citigroup Commercial Mtge Trust
   Series 2005-C3 Cl A1
      05-15-43                                      4.39%   $    4,054,060        $     3,981,207
Federal Home Loan Mtge Corp
   Multifamily Structured Pass-Through Ctfs
   Series K001 Cl A2
      04-25-16                                      5.65         3,605,642              3,651,795
Federal Natl Mtge Assn #360800
      01-01-09                                      5.74           886,107                889,605
Federal Natl Mtge Assn #381990
      10-01-09                                      7.11           464,374                485,498
                                                                                  ---------------
Total                                                                                   9,008,105
-------------------------------------------------------------------------------------------------

MORTGAGE-BACKED (53.2%)(f)
Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2005-12 Cl 2A1
      03-25-36                                      5.71         1,352,486(j)           1,356,692
Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2006-1 Cl 2A1
      03-25-36                                      5.97         1,576,521(j)           1,576,804
American Home Mtge Assets
   Collateralized Mtge Obligation
   Series 2006-2 Cl 2A2
      09-25-46                                      5.55         3,074,010(j)           3,066,652
American Home Mtge Assets
   Collateralized Mtge Obligation
   Series 2006-3 Cl 3A2
      10-25-46                                      5.61         2,484,585(j)           2,491,589
Bank of America Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-9 Cl 1CB1
      01-25-37                                      6.00         3,000,000(b)           3,011,719
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-6CB Cl 1A1
      04-25-35                                      7.50           873,663                905,447
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-2CB Cl A11
      03-25-36                                      6.00         2,625,639              2,625,469
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-OA8 Cl 1A2
      07-25-46                                      5.58         3,089,524(e)           3,097,243
Countrywide Home Loans
   Collateralized Mtge Obligation
   Series 2005-R2 Cl 2A1
      06-25-35                                      7.00         1,930,871(d)           1,997,580

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Countrywide Home Loans
   Collateralized Mtge Obligation
   Series 2006-OA5 Cl 2A2
      04-25-46                                      5.65%   $    2,045,922(j)     $     2,046,905
Federal Home Loan Mtge Corp
      01-01-37                                      6.00         5,800,000(b)           5,841,701
      01-01-37                                      6.50         2,075,000(b)           2,113,259
Federal Home Loan Mtge Corp #1G2496
      09-01-36                                      6.21         1,399,842(j)           1,412,006
Federal Home Loan Mtge Corp #1J1445
      01-01-37                                      5.92         2,725,000(j)           2,736,922
Federal Home Loan Mtge Corp #A18107
      01-01-34                                      5.50         2,113,676              2,092,530
Federal Home Loan Mtge Corp #B16408
      09-01-19                                      5.50         1,376,856(k)           1,377,100
Federal Home Loan Mtge Corp #C73304
      11-01-32                                      7.00           379,437                390,075
Federal Home Loan Mtge Corp #D95319
      03-01-22                                      6.00           146,712                148,748
Federal Home Loan Mtge Corp #E00489
      06-01-12                                      7.00             7,879                  8,100
Federal Home Loan Mtge Corp #E81240
      06-01-15                                      7.50         1,118,540              1,161,573
Federal Home Loan Mtge Corp #E92454
      11-01-17                                      5.00           815,995                804,140
Federal Home Loan Mtge Corp #E93465
      11-01-17                                      5.50           920,396                921,960
Federal Home Loan Mtge Corp #E95188
      03-01-18                                      6.00           477,101                484,727
Federal Home Loan Mtge Corp #G10669
      03-01-12                                      7.50           459,130                475,620
Federal Home Loan Mtge Corp #G11243
      04-01-17                                      6.50         1,321,352              1,355,919
Federal Home Loan Mtge Corp #G12100
      11-01-13                                      5.00            99,371                 98,227
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Interest Only
   Series 2590 Cl BI
      02-15-14                                      2.28           658,116(i)              27,268
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Interest Only
   Series 2639 Cl UI
      03-15-22                                      9.93         2,749,213(i)             417,792
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Interest Only
   Series 2718 Cl IA
      10-15-22                                     20.00           447,013(i)              16,597

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 229

RiverSource VP - Short Duration U.S. Government Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Interest Only
   Series 2783 Cl MI
      03-15-25                                     20.00%   $    1,427,443(i)     $        74,308
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Interest Only
   Series 2795 Cl IY
      07-15-17                                     15.06         1,134,670(i)             111,381
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Interest Only/Inverse Floater
   Series 2882 Cl XS
      11-15-19                                      3.14         2,022,646(h,i)           152,307
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Series 2617 Cl HD
      06-15-16                                      7.00         1,301,649              1,341,144
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Series 2843 Cl BA
      01-15-18                                      5.00         1,191,770              1,179,015
Federal Natl Mtge Assn
      01-01-22                                      5.50         3,800,000(b)           3,798,814
      01-01-37                                      5.50         5,500,000(b)           5,434,687
      01-01-37                                      6.00         6,000,000(b)           6,039,359
      01-01-37                                      6.50         5,700,000(b)           5,806,874
Federal Natl Mtge Assn #190353
      08-01-34                                      5.00         2,771,194              2,678,829
Federal Natl Mtge Assn #252211
      01-01-29                                      6.00           116,095                117,417
Federal Natl Mtge Assn #252409
      03-01-29                                      6.50         1,337,298              1,376,069
Federal Natl Mtge Assn #254384
      06-01-17                                      7.00           363,268                373,421
Federal Natl Mtge Assn #254723
      05-01-23                                      5.50         3,629,599              3,612,214
Federal Natl Mtge Assn #254748
      04-01-13                                      5.50           980,227                981,836
Federal Natl Mtge Assn #254757
      05-01-13                                      5.00           975,384                962,687
Federal Natl Mtge Assn #254774
      05-01-13                                      5.50           800,741                803,343
Federal Natl Mtge Assn #255488
      10-01-14                                      5.50         1,317,581              1,322,753
Federal Natl Mtge Assn #255501
      09-01-14                                      6.00         1,068,822              1,085,965
Federal Natl Mtge Assn #313470
      08-01-10                                      7.50           276,605                281,749
Federal Natl Mtge Assn #323133
      04-01-13                                      5.50            45,460                 45,654
Federal Natl Mtge Assn #357324
      01-01-33                                      5.00         3,518,954              3,405,152

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #357485
      02-01-34                                      5.50%   $    4,744,617        $     4,696,252
Federal Natl Mtge Assn #507182
      07-01-14                                      6.00            93,992                 95,446
Federal Natl Mtge Assn #512232
      05-01-29                                      7.00            35,196                 36,350
Federal Natl Mtge Assn #535168
      12-01-14                                      5.50           149,452                150,042
Federal Natl Mtge Assn #545818
      07-01-17                                      6.00         1,317,944              1,339,954
Federal Natl Mtge Assn #545864
      08-01-17                                      5.50         1,759,463              1,765,558
Federal Natl Mtge Assn #545910
      08-01-17                                      6.00         1,574,343              1,600,681
Federal Natl Mtge Assn #555063
      11-01-17                                      5.50         2,162,885              2,169,867
Federal Natl Mtge Assn #555343
      08-01-17                                      6.00           601,695                610,536
Federal Natl Mtge Assn #555367
      03-01-33                                      6.00         2,992,082              3,019,386
Federal Natl Mtge Assn #555375
      04-01-33                                      6.00           139,340                141,182
Federal Natl Mtge Assn #555740
      08-01-18                                      4.50           185,143                178,982
Federal Natl Mtge Assn #602630
      10-01-31                                      7.00           251,884                259,193
Federal Natl Mtge Assn #606789
      10-01-31                                      7.00         2,199,114              2,262,933
Federal Natl Mtge Assn #626720
      01-01-17                                      6.00           459,047                465,879
Federal Natl Mtge Assn #630992
      09-01-31                                      7.00           965,526              1,006,338
Federal Natl Mtge Assn #630993
      09-01-31                                      7.50           819,617                855,850
Federal Natl Mtge Assn #633672
      06-01-17                                      6.00           364,767                371,089
Federal Natl Mtge Assn #636720
      05-01-17                                      5.50           115,791                116,067
Federal Natl Mtge Assn #638210
      05-01-32                                      6.50           135,246                138,535
Federal Natl Mtge Assn #648040
      06-01-32                                      6.50           669,500                684,845
Federal Natl Mtge Assn #648349
      06-01-17                                      6.00         1,140,982              1,160,070
Federal Natl Mtge Assn #648679
      07-01-32                                      6.00         2,668,776              2,693,130
Federal Natl Mtge Assn #654413
      09-01-32                                      7.00           190,771                196,244
Federal Natl Mtge Assn #656562
      02-01-33                                      7.00           266,903                274,901
Federal Natl Mtge Assn #665752
      09-01-32                                      6.50           575,723                588,919
Federal Natl Mtge Assn #668412
      02-01-18                                      5.50           606,829                608,362

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #670387
      08-01-32                                      7.00%   $       17,958        $        18,490
Federal Natl Mtge Assn #671054
      01-01-33                                      7.00            27,278                 28,061
Federal Natl Mtge Assn #671174
      02-01-33                                      4.60           700,399(j)             693,319
Federal Natl Mtge Assn #675692
      02-01-18                                      6.00           498,309                505,631
Federal Natl Mtge Assn #678940
      02-01-18                                      5.50           887,279                889,593
Federal Natl Mtge Assn #684588
      03-01-33                                      6.50           254,037                260,374
Federal Natl Mtge Assn #688181
      03-01-33                                      6.00         1,507,581              1,521,338
Federal Natl Mtge Assn #695838
      04-01-18                                      5.50           264,321                265,081
Federal Natl Mtge Assn #701937
      04-01-33                                      6.00           180,901                182,427
Federal Natl Mtge Assn #704610
      06-01-33                                      5.50         3,534,969              3,498,935
Federal Natl Mtge Assn #705655
      05-01-33                                      5.00         1,544,409              1,493,952
Federal Natl Mtge Assn #720378
      06-01-18                                      4.50         1,523,016              1,472,832
Federal Natl Mtge Assn #722325
      07-01-33                                      4.97           741,382(j)             732,440
Federal Natl Mtge Assn #723448
      07-01-13                                      5.00           879,104                873,758
Federal Natl Mtge Assn #725232
      03-01-34                                      5.00         3,650,976              3,531,695
Federal Natl Mtge Assn #725425
      04-01-34                                      5.50         3,995,705              3,955,238
Federal Natl Mtge Assn #725431
      08-01-15                                      5.50         2,195,697              2,205,089
Federal Natl Mtge Assn #725558
      06-01-34                                      4.58         1,607,633(j)           1,581,575
Federal Natl Mtge Assn #725737
      08-01-34                                      4.53           903,889(j)             898,140
Federal Natl Mtge Assn #725773
      09-01-34                                      5.50         4,700,962              4,650,564
Federal Natl Mtge Assn #735057
      01-01-19                                      4.50         2,257,181              2,182,806
Federal Natl Mtge Assn #740843
      11-01-18                                      5.00           130,714                128,811
Federal Natl Mtge Assn #744010
      07-01-13                                      5.00         1,417,697              1,405,967
Federal Natl Mtge Assn #745802
      07-01-36                                      6.00         4,465,198              4,495,431
Federal Natl Mtge Assn #747536
      11-01-33                                      5.00         2,029,585              1,963,277
Federal Natl Mtge Assn #754297
      12-01-33                                      4.73           277,743(j)             270,749
Federal Natl Mtge Assn #755891
      03-01-13                                      5.00           342,773                340,572

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

230 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #791447
      10-01-34                                      6.00%   $      674,977        $       680,036
Federal Natl Mtge Assn #797044
      07-01-34                                      5.50         3,380,820              3,344,575
Federal Natl Mtge Assn #799769
      11-01-34                                      5.05         1,174,012(j)           1,165,864
Federal Natl Mtge Assn #801344
      10-01-34                                      5.07         1,358,239(j)           1,357,247
Federal Natl Mtge Assn #815264
      05-01-35                                      5.22         1,930,846(j)           1,926,666
Federal Natl Mtge Assn #815463
      02-01-35                                      5.50           784,044                775,639
Federal Natl Mtge Assn #844257
      11-01-35                                      5.09         1,779,748(j)           1,780,139
Federal Natl Mtge Assn #845070
      12-01-35                                      5.09         1,081,564(j)           1,075,984
Federal Natl Mtge Assn #849082
      01-01-36                                      5.84         1,374,272(j)           1,382,641
Federal Natl Mtge Assn #849170
      01-01-36                                      5.95         2,686,462(j)           2,703,125
Federal Natl Mtge Assn #850855
      12-01-35                                      4.99         1,514,521(j)           1,503,889
Federal Natl Mtge Assn #865689
      02-01-36                                      5.90         3,166,461(j)           3,211,013
Federal Natl Mtge Assn #866097
      02-01-36                                      6.18         2,475,138(j)           2,518,478
Federal Natl Mtge Assn #878661
      02-01-36                                      5.50         4,658,180              4,583,090
Federal Natl Mtge Assn #881629
      02-01-36                                      5.50         3,492,756              3,436,453
Federal Natl Mtge Assn #885827
      06-01-36                                      6.50         2,493,192              2,557,339
Federal Natl Mtge Assn #885871
      06-01-36                                      7.00         1,921,797              1,985,846
Federal Natl Mtge Assn #886461
      08-01-36                                      6.19         1,399,459(j)           1,417,246
Federal Natl Mtge Assn #887096
      07-01-36                                      5.82         2,604,692(j)           2,636,783
Federal Natl Mtge Assn #900197
      10-01-36                                      5.98         1,649,634(j)           1,659,911
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 2003-24 Cl PI
      12-25-12                                     20.00           398,225(i)               7,960
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 2003-26 Cl MI
      03-25-23                                     12.58           709,940(i)             123,490

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 2003-71 Cl IM
      12-25-31                                     14.12%   $      584,573(i)     $        91,501
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 2003-81 Cl LI
      11-25-13                                     10.08         1,178,953(i)              52,738
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 2004-84 Cl GI
      12-25-22                                     12.17           470,063(i)              62,984
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 367 Cl 2
      01-25-36                                      8.45         2,037,292(i)             480,037
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Series 2003-133 Cl GB
      12-25-26                                      8.00           398,730                420,198
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Series 2003-94 Cl QB
      07-25-23                                      5.50         1,845,844              1,838,881
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Series 2003-W11 Cl A1
      06-25-33                                      8.02            32,941(j)              33,102
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Series 2004-60 Cl PA
      04-25-34                                      5.50         2,051,964              2,050,684
Govt Natl Mtge Assn #3501
      01-20-34                                      6.00         7,360,817              7,449,457
Govt Natl Mtge Assn #3920
      11-20-36                                      6.00         3,494,557              3,534,545
Govt Natl Mtge Assn #498182
      05-15-16                                      6.00           836,999                851,324
Govt Natl Mtge Assn #605970
      03-15-33                                      6.00           275,008                279,110
Govt Natl Mtge Assn #615738
      03-15-18                                      7.00           983,440              1,013,547
Govt Natl Mtge Assn #615740
      08-15-13                                      6.00         1,975,961              2,011,180
Govt Natl Mtge Assn #780758
      04-15-13                                      7.00           177,629                183,339

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL              VALUE(a)
                                                    RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Govt Natl Mtge Assn #781507
      09-15-14                                      6.00%   $      902,882        $       918,915
Govt Natl Mtge Assn
   Collateralized Mtge Obligation
   Series 2002-16 Cl PB
      04-16-31                                      6.00           103,318                103,144
Govt Natl Mtge Assn
   Collateralized Mtge Obligation
   Series 2003-17 Cl B
      10-16-27                                      5.00           125,000                123,616
Govt Natl Mtge Assn
   Collateralized Mtge Obligation
   Series 2004-19 Cl DJ
      03-20-34                                      4.50         1,272,750              1,248,497
Govt Natl Mtge Assn
   Collateralized Mtge Obligation
   Series 2006-32 Cl A
      01-16-30                                      5.08         4,444,687              4,424,280
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2004-4 Cl 3A
      06-19-34                                      2.98         1,115,569(j)           1,110,787
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2005-12 Cl 2A11
      10-19-35                                      6.83         1,749,952(j)           1,802,000
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2006-8 Cl 2A1B
      08-21-46                                      5.57           990,357(j)             989,919
IndyMac Index Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2006-AR13 Cl A1
      07-25-36                                      6.10         2,554,955(j)           2,561,215
Morgan Stanley Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2004-2AR Cl 3A
      02-25-34                                      5.05         1,217,390(j)           1,201,637
Structured Adjustable Rate Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2005-15 Cl 4A1
      07-25-35                                      5.52         2,956,993(j)           2,930,196
Structured Adjustable Rate Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2006-5 Cl 4A1
      06-25-36                                      5.97         1,877,728(j)           1,882,936
Vendee Mtge Trust
   Collateralized Mtge Obligation
   Series 2003-1 Cl D
      12-15-25                                      5.75         1,261,394              1,255,204

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 231

RiverSource VP - Short Duration U.S. Government Fund

ISSUER                                             COUPON      PRINCIPAL             VALUE(a)
                                                    RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Vendee Mtge Trust
   Collateralized Mtge Obligation
   Series 2003-2 Cl D
      11-15-23                                      5.00%   $       37,780        $        37,530
Wells Fargo Mtge Backed Securities Trust
   Collateralized Mtge Obligation
   Series 2005-10 Cl A1
      10-25-35                                      5.00         4,449,087              4,278,064

BONDS (CONTINUED)

ISSUER                                             COUPON      PRINCIPAL             VALUE(a)
                                                    RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Wells Fargo Mtge Backed Securities Trust
   Collateralized Mtge Obligation
   Series 2005-5 Cl 2A1
      05-25-35                                      5.50%   $    1,699,697        $     1,669,952
Wells Fargo Mtge Backed Securities Trust
   Collateralized Mtge Obligation
   Series 2006-AR6 Cl 5A1
      03-25-36                                      5.11         1,921,613(j)           1,899,204
                                                                                  ---------------
Total                                                                                 243,201,215
-------------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $483,101,407)                                                              $   480,946,812
-------------------------------------------------------------------------------------------------

MONEY MARKET FUND (0.1%)

                                                                SHARES                VALUE(a)
RiverSource Short-Term
   Cash Fund                                                       668,494(l)     $       668,494
-------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $668,494)                                                                  $       668,494
-------------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (1.4%)

ISSUER                                           EFFECTIVE      AMOUNT               VALUE(a)
                                                   YIELD      PAYABLE AT
                                                               MATURITY
U.S. GOVERNMENT AGENCIES
Federal Home Loan Bank Disc Nts
      01-02-07                                      4.83%   $    6,200,000        $     6,196,673
-------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $6,197,505)                                                                $     6,196,673
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $489,967,406)(n)                                          `                $   487,811,979
=================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements

(b) At Dec. 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $32,215,025.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2006, the value of foreign securities represented 2.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2006, the value of these securities amounted to $3,522,580 or 0.8% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2006.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation.
      Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index.
      Interest rate disclosed is the rate in effect on Dec. 31, 2006. At Dec.
      31, 2006, the value of inverse floaters represented 0.0% of net assets.

(i) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2006.

(j) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2006.

(k) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

      TYPE OF SECURITY                                       NOTIONAL AMOUNT
      ----------------------------------------------------------------------
      PURCHASE CONTRACTS
      U.S. Treasury Note, March 2007, 2-year                 $    35,800,000
      U.S. Treasury Note, March 2007, 5-year                       9,800,000

      SALE CONTRACTS
      U.S. Long Bond, March 2007, 20-year                          5,700,000
      U.S. Treasury Note, March 2007, 10-year                     20,400,000


------------------------------------------------------------------------------

232 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)

(l)   Affiliated Money Market Fund -- See Note 10 to the financial statements.

(m) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

      MBIA -- MBIA Insurance Corporation

(n) At Dec. 31, 2006, the cost of securities for federal income tax purposes was $490,898,663 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                $     1,220,795
      Unrealized depreciation                                     (4,307,479)
      -----------------------------------------------------------------------
      Net unrealized depreciation                            $    (3,086,684)
      -----------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 233

INVESTMENTS IN SECURITIES

RiverSource VP - Small Cap Advantage Fund

DEC. 31, 2006

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (98.5%)

ISSUER                                                              SHARES            VALUE(a)
AEROSPACE & DEFENSE (1.4%)
Ceradyne                                                            13,851(b)     $       782,582
Curtiss-Wright                                                      12,000                444,960
HEICO                                                               14,000                543,620
K&F Inds Holdings                                                   19,900(b)             451,929
Teledyne Technologies                                               19,400(b)             778,522
                                                                                  ---------------
Total                                                                                   3,001,613
-------------------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.6%)
Hub Group Cl A                                                      32,959(b)             908,020
Pacer Intl                                                          15,200                452,504
                                                                                  ---------------
Total                                                                                   1,360,524
-------------------------------------------------------------------------------------------------

AIRLINES (1.0%)
AirTran Holdings                                                    26,000(b)             305,240
Continental Airlines Cl B                                           20,300(b)             837,375
ExpressJet Holdings                                                 42,000(b)             340,200
Republic Airways Holdings                                           25,000(b)             419,500
SkyWest                                                             12,700                323,977
                                                                                  ---------------
Total                                                                                   2,226,292
-------------------------------------------------------------------------------------------------

AUTO COMPONENTS (0.7%)
ArvinMeritor                                                        31,295                570,508
Cooper Tire & Rubber                                                17,000                243,100
LKQ                                                                 14,000(b)             321,860
Tenneco                                                             19,200(b)             474,624
                                                                                  ---------------
Total                                                                                   1,610,092
-------------------------------------------------------------------------------------------------

BEVERAGES (0.4%)
Boston Beer Cl A                                                    25,900(b)             931,882
-------------------------------------------------------------------------------------------------

BIOTECHNOLOGY (3.6%)
Alkermes                                                            21,000(b)             280,770
Applera - Celera Group                                              47,800(b,d)           668,722
Arena Pharmaceuticals                                               28,100(b)             362,771
BioMarin Pharmaceutical                                             26,244(b)             430,139
Cubist Pharmaceuticals                                              20,800(b)             376,688
CV Therapeutics                                                     17,000(b)             237,320
Digene                                                               7,000(b)             335,440
Enzon Pharmaceuticals                                               40,000(b)             340,400
Human Genome Sciences                                               46,200(b)             574,728
InterMune                                                           11,200(b)             344,400
Isis Pharmaceuticals                                                38,000(b)             422,560
Lexicon Genetics                                                   112,400(b)             405,764
Medarex                                                             51,100(b)             755,769
Myriad Genetics                                                     13,200(b)             413,160
Nabi Biopharmaceuticals                                             52,000(b)             352,560
OSI Pharmaceuticals                                                  9,000(b)             314,820
Progenics Pharmaceuticals                                           17,800(b)             458,172
Regeneron Pharmaceuticals                                           13,200(b)             264,924
United Therapeutics                                                 10,000(b)             543,700
                                                                                  ---------------
Total                                                                                   7,882,807
-------------------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.3%)
Goodman Global                                                      33,100(b)             569,320
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                              SHARES            VALUE(a)
CAPITAL MARKETS (1.3%)
Ares Capital                                                        26,000        $       496,860
Knight Capital Group Cl A                                           46,373(b)             888,970
LaBranche & Co                                                      35,101(b,e)           345,043
Piper Jaffray Companies                                              9,000(b)             586,350
TradeStation Group                                                  38,000(b)             522,500
                                                                                  ---------------
Total                                                                                   2,839,723
-------------------------------------------------------------------------------------------------

CHEMICALS (1.7%)
Arch Chemicals                                                      13,000                433,030
CF Inds Holdings                                                    18,000                461,520
HB Fuller                                                           24,000                619,680
NewMarket                                                            8,000                472,400
Pioneer Companies                                                   16,000(b)             458,560
Sensient Technologies                                               22,934                564,176
Spartech                                                            28,987                760,040
                                                                                  ---------------
Total                                                                                   3,769,406
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (4.5%)
Central Pacific Financial                                            8,400                325,584
Chittenden                                                          15,000                460,350
Citizens Banking                                                    15,000                397,500
City Holding                                                        21,700                887,313
First BanCorp                                                       45,000(c)             428,850
Greater Bay Bancorp                                                 29,552                778,104
Hancock Holding                                                     12,423                656,431
Hanmi Financial                                                     36,800                829,104
Oriental Financial Group                                            31,000(c)             401,450
Pacific Capital Bancorp                                             20,997                705,079
Preferred Bank                                                       8,900                534,801
Prosperity Bancshares                                               14,000                483,140
Sterling Financial                                                  27,700                936,538
SVB Financial Group                                                 13,000(b)             606,060
Trustmark                                                           24,999                817,717
United Community Banks                                              19,000                614,080
                                                                                  ---------------
Total                                                                                   9,862,101
-------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (4.5%)
ABM Inds                                                            34,000                772,140
American Reprographics                                              20,700(b)             689,517
CBIZ                                                                61,300(b)             427,261
Clean Harbors                                                       10,000(b)             484,100
Consolidated Graphics                                                9,900(b)             584,793
CRA Intl                                                             8,700(b)             455,880
Deluxe                                                              29,000                730,800
Ennis                                                               20,000                489,200
GEO Group                                                           18,000(b)             675,360
Global Cash Access Holdings                                         22,800(b)             370,044
Heidrick & Struggles Intl                                            8,000(b)             338,880
Herman Miller                                                       18,200                661,752
IHS Cl A                                                            19,100(b)             754,068
IKON Office Solutions                                               29,000                474,730
Knoll                                                               27,000                594,000
Viad                                                                13,479                547,247
Watson Wyatt Worldwide Cl A                                         17,500                790,125
                                                                                  ---------------
Total                                                                                   9,839,897
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                              SHARES            VALUE(a)
COMMUNICATIONS EQUIPMENT (2.8%)
3Com                                                                60,900(b)     $       250,299
ADTRAN                                                              17,800                404,060
Anaren                                                              17,800(b)             316,128
ARRIS Group                                                         70,000(b)             875,700
CommScope                                                           15,236(b)             464,393
Finisar                                                            108,861(b)             351,621
Foundry Networks                                                    62,100(b)             930,258
InterDigital Communications                                          7,400(b)             248,270
Polycom                                                             37,800(b)           1,168,398
Sonus Networks                                                      79,900(b)             526,541
Sycamore Networks                                                   79,500(b)             298,920
UTStarcom                                                           35,000(b)             306,250
                                                                                  ---------------
Total                                                                                   6,140,838
-------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.1%)
Brocade Communications
  Systems                                                           98,400(b)             807,864
Electronics for Imaging                                             20,700(b)             550,206
Emulex                                                              18,800(b)             366,788
Imation                                                             15,241                707,640
                                                                                  ---------------
Total                                                                                   2,432,498
-------------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.4%)
EMCOR Group                                                          7,000(b)             397,950
Granite Construction                                                 9,000                452,880
                                                                                  ---------------
Total                                                                                     850,830
-------------------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.4%)
Headwaters                                                          22,000(b)             527,120
Texas Inds                                                           5,400                346,842
                                                                                  ---------------
Total                                                                                     873,962
-------------------------------------------------------------------------------------------------

CONSUMER FINANCE (0.9%)
Cash America Intl                                                   16,189                759,264
EZCORP Cl A                                                         31,100(b)             505,375
First Cash Financial
   Services                                                         24,000(b)             620,880
                                                                                  ---------------
Total                                                                                   1,885,519
-------------------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.7%)
Greif Cl A                                                           6,100                722,240
Rock-Tenn Cl A                                                      13,986                379,160
Silgan Holdings                                                     10,000                439,200
                                                                                  ---------------
Total                                                                                   1,540,600
-------------------------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
Building Materials Holding                                          17,000                419,730
-------------------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.8%)
Coinstar                                                            18,000(b)             550,260
DeVry                                                               16,000                448,000
Pre-Paid Legal Services                                             10,000                391,300
Regis                                                                8,000                316,320
                                                                                  ---------------
Total                                                                                   1,705,880
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

234 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

ISSUER                                                             SHARES             VALUE(a)
DIVERSIFIED FINANCIAL SERVICES (0.5%)
Financial Federal                                                   11,100        $       326,451
Intl Securities Exchange
   Holdings                                                         17,700                828,183
                                                                                  ---------------
Total                                                                                   1,154,634
-------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
Alaska Communications
   Systems Group                                                    30,400                461,776
Cbeyond                                                             12,100(b)             370,139
Cincinnati Bell                                                     81,200(b)             371,084
CT Communications                                                   14,000                320,880
General Communication Cl A                                          30,000(b)             471,900
Golden Telecom                                                       8,100(c)             379,404
Time Warner Telecom Cl A                                            32,300(b)             643,739
                                                                                  ---------------
Total                                                                                   3,018,922
-------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.4%)
Cleco                                                               27,534                694,683
Idacorp                                                             16,800                649,320
Unisource Energy                                                    27,000                986,310
Westar Energy                                                       29,200                758,032
                                                                                  ---------------
Total                                                                                   3,088,345
-------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.9%)
Acuity Brands                                                       21,600              1,124,064
General Cable                                                       22,809(b)             996,981
Genlyte Group                                                       15,900(b)           1,241,949
Regal-Beloit                                                        15,992                839,740
                                                                                  ---------------
Total                                                                                   4,202,734
-------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.8%)

Aeroflex                                                            47,174(b)             552,879
Anixter Intl                                                         9,400(b)             510,420
Benchmark Electronics                                               16,000(b)             389,760
FLIR Systems                                                        23,400(b)             744,822
Global Imaging Systems                                              32,000(b)             702,400
Itron                                                               12,100(b)             627,264
KEMET                                                               47,000(b)             343,100
Plexus                                                              18,824(b)             449,517
Rofin-Sinar Technologies                                             7,980(b)             482,471
Rogers                                                               9,000(b)             532,350
ScanSource                                                          14,000(b)             425,600
Technitrol                                                          13,000                310,570
                                                                                  ---------------
Total                                                                                   6,071,153
-------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.0%)
BASiC Energy Services                                               17,800(b)             438,770
Dril-Quip                                                           12,600(b)             493,416
Grey Wolf                                                          110,500(b)             758,030
GulfMark Offshore                                                    9,000(b)             336,690
Lone Star Technologies                                               5,700(b)             275,937
Matrix Service                                                      31,000(b)             499,100
NATCO Group Cl A                                                    13,900(b)             443,132
Oil States Intl                                                     21,600(b)             696,168
Parker Drilling                                                     64,714(b)             528,713
RPC                                                                 24,750                417,780
Trico Marine Services                                                7,900(b)             302,649
Veritas DGC                                                          6,349(b)             543,665
W-H Energy Services                                                 17,296(b)             842,142
                                                                                  ---------------
Total                                                                                   6,576,192
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
FOOD & STAPLES RETAILING (0.6%)
Longs Drug Stores                                                   12,400        $        525,512
Pantry                                                               7,964(b)              373,034
Spartan Stores                                                      24,400                 510,692
                                                                                   ---------------
Total                                                                                    1,409,238
--------------------------------------------------------------------------------------------------

FOOD PRODUCTS (0.6%)
Imperial Sugar                                                      14,000                338,940
Premium Standard Farms                                              22,800                423,396
Ralcorp Holdings                                                     6,000(b)             305,340
Sanderson Farms                                                      8,000                242,320
                                                                                  ---------------
Total                                                                                   1,309,996
-------------------------------------------------------------------------------------------------

GAS UTILITIES (1.2%)
Laclede Group                                                       18,900                662,067
Nicor                                                               21,413              1,002,128
Southwest Gas                                                       24,400                936,228
                                                                                  ---------------
Total                                                                                   2,600,423
-------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
DJO                                                                 12,800(b)             548,096
Greatbatch                                                          12,300(b)             331,116
Hologic                                                             22,027(b)           1,041,437
ICU Medical                                                          9,500(b)             386,460
Immucor                                                             18,000(b)             526,140
Mentor                                                              11,400                557,118
Palomar Medical Technologies                                        10,100(b)             511,767
Quidel                                                              24,000(b)             326,880
West Pharmaceutical Services                                         8,889                455,383
                                                                                  ---------------
Total                                                                                   4,684,397
-------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.5%)
Air Methods                                                         13,000(b)             362,960
AMN Healthcare Services                                             24,300(b)             669,222
Apria Healthcare Group                                              14,000(b)             373,100
Emergency Medical
   Services LP Cl A                                                 18,000(b)             377,640
Healthways                                                          14,000(b)             667,940
inVentiv Health                                                     21,701(b)             767,130
Kindred Healthcare                                                  12,915(b)             326,104
LHC Group                                                           13,000(b)             370,630
Magellan Health Services                                            16,500(b)             713,130
MedCath                                                             10,000(b)             273,600
Molina Healthcare                                                   13,800(b)             448,638
Psychiatric Solutions                                               24,600(b)             922,992
Radiation Therapy Services                                          15,000(b)             472,800
Sunrise Senior Living                                               13,900(b)             427,008
WellCare Health Plans                                                8,900(b)             613,210
                                                                                  ---------------
Total                                                                                   7,786,104
-------------------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.4%)
Omnicell                                                            23,000(b)             428,490
TriZetto Group                                                      20,900(b)             383,933
                                                                                  ---------------
Total                                                                                     812,423
-------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.4%)
Buffalo Wild Wings                                                   6,000(b)             319,200
CBRL Group                                                          12,000                537,120
CEC Entertainment                                                   11,000(b)             442,750
Chipotle Mexican Grill Cl B                                         12,000(b)             624,000
CKE Restaurants                                                     34,200                629,280

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
HOTELS, RESTAURANTS & LEISURE (CONT.)
Domino's Pizza                                                      20,400        $       571,200
Dover Downs Gaming &
   Entertainment                                                    26,000                347,620
Jack in the Box                                                     11,523(b)             703,364
Speedway Motorsports                                                14,800                568,320
Triarc Companies Cl B                                               12,000                240,000
Vail Resorts                                                         7,300(b)             327,186
                                                                                  ---------------
Total                                                                                   5,310,040
-------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.0%)
American Greetings Cl A                                             29,000                692,230
Blyth                                                               13,000                269,750
Champion Enterprises                                                62,600(b)             585,936
Hovnanian Enterprises Cl A                                          11,000(b)             372,900
Meritage Homes                                                       7,000(b)             334,040
                                                                                  ---------------
Total                                                                                   2,254,856
-------------------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.5%)
Black Hills                                                         27,000                997,380
-------------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.2%)
Tredegar                                                            21,600                488,376
-------------------------------------------------------------------------------------------------

INSURANCE (5.5%)
American Physicians Capital                                         15,964(b)             639,199
Commerce Group                                                      28,052                834,547
Delphi Financial Group Cl A                                         31,425              1,271,455
Horace Mann Educators                                               50,378              1,017,636
LandAmerica Financial Group                                         15,623                985,968
Navigators Group                                                    19,200(b)             925,056
Odyssey Re Holdings                                                 23,000                857,900
Ohio Casualty                                                       12,200                363,682
Phoenix Companies                                                   32,300                513,247
ProAssurance                                                        24,500(b)           1,223,040
RLI                                                                  9,700                547,274
Safety Insurance Group                                              15,645                793,358
Selective Insurance Group                                           19,650              1,125,749
Zenith Natl Insurance                                               19,100                895,981
                                                                                  ---------------
Total                                                                                  11,994,092
-------------------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
FTD Group                                                           19,000(b)             339,910
-------------------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.8%)
Digital River                                                       11,400(b)             636,006
Internap Network Services                                           30,000(b)             596,100
j2 Global Communications                                            15,500(b)             422,375
NIC                                                                 79,900(b)             397,103
RealNetworks                                                        53,300(b)             583,102
Travelzoo                                                           14,200(b)             425,290
ValueClick                                                          28,796(b)             680,449
Websense                                                            12,000(b)             273,960
                                                                                  ---------------
Total                                                                                   4,014,385
-------------------------------------------------------------------------------------------------

IT SERVICES (2.1%)
BISYS Group                                                         28,000(b)             361,480
CSG Systems Intl                                                    24,393(b)             652,025
Forrester Research                                                  19,000(b)             515,090
Gartner                                                             24,800(b)             490,792
infoUSA                                                             37,900                451,389

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 235

RiverSource VP - Small Cap Advantage Fund

ISSUER                                                             SHARES             VALUE(a)
IT SERVICES (CONT.)
Lightbridge                                                         29,000(b)     $       392,660
MPS Group                                                           40,500(b)             574,290
Sykes Enterprises                                                   38,500(b)             679,140
Tyler Technologies                                                  38,000(b)             534,280
                                                                                  ---------------
Total                                                                                   4,651,146
-------------------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (1.0%)
JAKKS Pacific                                                       15,000(b)             327,600
K2                                                                  38,000(b)             501,220
Marvel Entertainment                                                27,900(b)             750,789
RC2                                                                 14,000(b)             616,000
                                                                                  ---------------
Total                                                                                   2,195,609
-------------------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.4%)
Bio-Rad Laboratories Cl A                                            9,300(b)             767,436
Exelixis                                                            45,600(b)             410,400
Illumina                                                            16,000(b)             628,960
Nektar Therapeutics                                                 25,000(b,e)           380,250
Varian                                                              17,900(b)             801,741
                                                                                  ---------------
Total                                                                                   2,988,787
-------------------------------------------------------------------------------------------------

MACHINERY (3.5%)
Accuride                                                            30,000(b)             337,800
Ampco-Pittsburgh                                                    10,000                334,800
Cascade                                                              8,000                423,200
Columbus McKinnon                                                   19,000(b)             399,380
EnPro Inds                                                          10,500(b)             348,705
Gardner Denver                                                      14,800(b)             552,188
Middleby                                                             8,100(b)             847,827
Miller Inds                                                         15,000(b)             360,000
Mueller Inds                                                        14,998                475,437
Navistar Intl                                                       12,000(b)             401,160
Nordson                                                             16,100                802,263
RBC Bearings                                                        23,000(b)             659,180
Valmont Inds                                                        16,800                932,232
Wabtec                                                              15,200                461,776
Watts Water Technologies Cl A                                       11,000                452,210
                                                                                  ---------------
Total                                                                                   7,788,158
-------------------------------------------------------------------------------------------------

MARINE (0.5%)
American Commercial Lines                                           16,500(b)           1,080,915
-------------------------------------------------------------------------------------------------

MEDIA (1.6%)
Belo Cl A                                                           24,000                441,120
Charter Communications Cl A                                         81,000(b)             247,860
Cox Radio Cl A                                                      40,600(b)             661,780
Interactive Data                                                    25,000                601,000
Journal Communications Cl A                                         38,000                479,180
LodgeNet Entertainment                                              11,000(b)             275,330
Scholastic                                                          11,800(b)             422,912
Sinclair Broadcast Group Cl A                                       36,000                378,000
                                                                                  ---------------
Total                                                                                   3,507,182
-------------------------------------------------------------------------------------------------

METALS & MINING (1.5%)
AK Steel Holding                                                    36,000(b)             608,400
Chaparral Steel                                                     18,800                832,276
Cleveland-Cliffs                                                    17,400                842,856
Hecla Mining                                                        50,000(b)             383,000
Metal Management                                                    11,713                443,337
Worthington Inds                                                    11,000                194,920
                                                                                  ---------------
Total                                                                                   3,304,789
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
MULTILINE RETAIL (0.7%)
99 Cents Only Stores                                                39,310(b)     $       478,403
Big Lots                                                            44,100(b)           1,010,772
                                                                                  ---------------
Total                                                                                   1,489,175
-------------------------------------------------------------------------------------------------

MULTI-UTILITIES (0.1%)
Avista                                                              12,000                303,720
-------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.3%)
Alon USA Energy                                                     12,000                315,720
Arena Resources                                                     20,800(b)             888,368
Atlas America                                                       12,632(b)             643,853
Carrizo Oil & Gas                                                   10,000(b)             290,200
Mariner Energy                                                      23,800(b)             466,480
Penn Virginia                                                       13,300                931,532
Petrohawk Energy                                                    18,000(b)             207,000
Swift Energy                                                        12,000(b)             537,720
VAALCO Energy                                                       63,400(b)             427,950
VeraSun Energy                                                      19,533(b)             385,777
                                                                                  ---------------
Total                                                                                   5,094,600
-------------------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.2%)
Buckeye Technologies                                                44,700(b)             535,506
-------------------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.4%)
NBTY                                                                10,000(b)             415,700
Prestige Brands Holdings                                            29,000(b)             377,580
                                                                                  ---------------
Total                                                                                     793,280
-------------------------------------------------------------------------------------------------

PHARMACEUTICALS (1.4%)
Adams Respiratory Therapeutics                                      10,000(b)             408,100
Medicis Pharmaceutical Cl A                                         13,900                488,307
MGI PHARMA                                                          24,600(b)             452,886
Noven Pharmaceuticals                                               14,000(b)             356,300
Perrigo                                                             30,400                525,920
Sciele Pharma                                                       21,300(b)             511,200
ViroPharma                                                          22,000(b)             322,080
                                                                                  ---------------
Total                                                                                   3,064,793
-------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (6.2%)
Agree Realty                                                        13,000                446,810
American Home Mtge
   Investment                                                       20,289                712,550
Arbor Realty Trust                                                  13,800                415,242
BioMed Realty Trust                                                 16,000                457,600
Capital Trust Cl A                                                   9,000                449,460
Cousins Properties                                                  20,000                705,400
EastGroup Properties                                                12,000                642,720
Entertainment Properties Trust                                       6,300                368,172
FelCor Lodging Trust                                                25,000                546,000
Home Properties                                                     11,600                687,532
IMPAC Mtge Holdings                                                 46,347                407,854
Inland Real Estate                                                  35,000                655,200
LaSalle Hotel Properties                                            20,000                917,000
Nationwide Health Properties                                        30,400                918,688
Natl Retail Properties                                              29,000                665,550
Newcastle Investment                                                 7,000                219,240
Potlatch                                                            11,000                482,020
PS Business Parks                                                    9,700                685,887
Realty Income                                                       33,000                914,100
Redwood Trust                                                        8,000                464,640
Sovran Self Storage                                                  9,600                549,888

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
Tanger Factory Outlet Centers                                       20,400        $       797,232
Winston Hotels                                                      33,000                437,250
                                                                                  ---------------
Total                                                                                  13,546,035
-------------------------------------------------------------------------------------------------

ROAD & RAIL (0.5%)
Florida East Coast Inds                                              9,500                566,200
Heartland Express                                                   24,000                360,480
Old Dominion Freight Line                                           11,050(b)             265,974
                                                                                  ---------------
Total                                                                                   1,192,654
-------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.9%)
Advanced Energy Inds                                                22,800(b)             430,236
Amkor Technology                                                    46,000(b)             429,640
Atheros Communications                                              25,393(b)             541,379
Atmel                                                               67,200(b)             406,560
Brooks Automation                                                   24,000(b)             345,600
Cirrus Logic                                                        46,900(b)             322,672
Cohu                                                                13,000                262,080
Cymer                                                               13,900(b)             610,905
FormFactor                                                           6,700(b)             249,575
Lattice Semiconductor                                               54,500(b)             353,160
Micrel                                                              39,000(b)             420,420
MKS Instruments                                                     30,400(b)             686,432
ON Semiconductor                                                    37,100(b)             280,847
RF Micro Devices                                                    64,700(b)             439,313
Silicon Image                                                       42,600(b)             541,872
Silicon Storage Technology                                          78,600(b)             354,486
Supertex                                                            10,000(b)             392,500
Tessera Technologies                                                11,400(b)             459,876
Trident Microsystems                                                28,000(b)             509,040
Varian Semiconductor
   Equipment Associates                                             14,000(b)             637,280
                                                                                  ---------------
Total                                                                                   8,673,873
-------------------------------------------------------------------------------------------------

SOFTWARE (3.2%)
Actuate                                                             77,000(b)             457,380
Ansoft                                                               9,000(b)             250,200
ANSYS                                                                6,822(b)             296,689
Aspen Technology                                                    40,083(b)             441,715
Blackbaud                                                           12,000                312,000
Hyperion Solutions                                                  13,900(b)             499,566
Magma Design Automation                                             29,800(b)             266,114
Manhattan Associates                                                 9,700(b)             291,776
MICROS Systems                                                      15,100(b)             795,769
MicroStrategy Cl A                                                   2,300(b)             262,223
OPNET Technologies                                                  25,400(b)             367,030
Parametric Technology                                               17,000(b)             306,340
Quality Systems                                                     13,000                484,510
Sybase                                                              31,700(b)             782,990
THQ                                                                 12,000(b)             390,240
TIBCO Software                                                      62,100(b)             586,224
VA Software                                                         47,000(b)             236,410
                                                                                  ---------------
Total                                                                                   7,027,176
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

236 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

ISSUER                                                             SHARES             VALUE(a)
SPECIALTY RETAIL (3.7%)
Aeropostale                                                         16,000(b)     $       493,920
Blockbuster Cl A                                                    94,000(b)             497,260
Cato Cl A                                                           13,753                315,081
Charlotte Russe Holding                                             12,000(b)             369,000
Charming Shoppes                                                    36,800(b)             497,904
CSK Auto                                                            26,600(b)             456,190
Dress Barn                                                          29,000(b)             676,570
DSW Cl A                                                            15,200(b)             586,264
GUESS?                                                               9,500(b)             602,585
Gymboree                                                             5,800(b)             221,328
Hibbett Sporting Goods                                              14,000(b)             427,420
J Crew Group                                                        15,000(b)             578,250
Men's Wearhouse                                                     18,100                692,506
Payless ShoeSource                                                  25,600(b)             840,192
Rent-A-Center                                                       19,800(b)             584,298
Talbots                                                             14,000                337,400
                                                                                  ---------------
Total                                                                                   8,176,168
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
TEXTILES, APPAREL & LUXURY GOODS (2.6%)
Carter's                                                            13,000(b)     $       331,500
Deckers Outdoor                                                     10,719(b)             642,604
Kellwood                                                            11,000                357,720
K-Swiss Cl A                                                        19,000                584,060
Movado Group                                                        30,400                881,600
Phillips-Van Heusen                                                 20,500              1,028,485
Quiksilver                                                          32,200(b)             507,150
Steven Madden                                                        8,000                280,720
Warnaco Group                                                       19,176(b)             486,687
Wolverine World Wide                                                24,100                687,332
                                                                                  ---------------
Total                                                                                   5,787,858
-------------------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.5%)
BankUnited Financial Cl A                                           29,000                810,840
Corus Bankshares                                                    15,800                364,506
Downey Financial                                                     9,200                667,736
FirstFed Financial                                                  11,392(b)             762,922
Ocwen Financial                                                     42,225(b)             669,689
TierOne                                                             30,900                976,749
Triad Guaranty                                                      14,367(b)             788,317
WSFS Financial                                                       6,700                448,431
                                                                                  ---------------
Total                                                                                   5,489,190
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
TRADING COMPANIES & DISTRIBUTORS (0.6%)
Applied Industrial
   Technologies                                                     16,300        $       428,853
Interline Brands                                                    22,900(b)             514,563
Williams Scotsman Intl                                              23,000(b)             451,260
                                                                                  ---------------
Total                                                                                   1,394,676
-------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
iPCS                                                                10,000(b)             553,600
-------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $198,284,179)                                                              $   216,496,004
-------------------------------------------------------------------------------------------------

MONEY MARKET FUND (1.5%)(f)

                                                                   SHARES             VALUE(a)
RiverSource Short-Term
Cash Fund                                                        3,218,242(g)     $     3,218,242
-------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $3,218,242)                                                                $     3,218,242
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $201,502,421)(h)                                                           $   219,714,246
=================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2006, the value of foreign securities represented 0.6% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) At Dec. 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.3% of net assets. See
      Note 6 to the financial statements. 1.2% of net assets is the Fund's cash equivalent position.

(g)   Affiliated Money Market Fund -- See Note 10 to the financial statements.

(h) At Dec. 31, 2006, the cost of securities for federal income tax purposes was $202,002,122 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $21,783,092
      Unrealized depreciation                                       (4,070,968)
      -------------------------------------------------------------------------
      Net unrealized appreciation                                  $17,712,124
      -------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 237

INVESTMENTS IN SECURITIES

RiverSource VP - Small Cap Value Fund

DEC. 31, 2006

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (92.6%)

ISSUER                                                             SHARES             VALUE(a)
AEROSPACE & DEFENSE (0.3%)
Ceradyne                                                             9,200(b)     $       519,800
Orbital Sciences                                                    66,300(b)           1,222,572
                                                                                  ---------------
Total                                                                                   1,742,372
-------------------------------------------------------------------------------------------------

AIRLINES (1.6%)
Air France-KLM ADR                                                  56,650(c)           2,371,369
Alaska Air Group                                                   155,700(b)           6,150,150
ExpressJet Holdings                                                 36,000(b)             291,600
SkyWest                                                             38,500                982,135
                                                                                  ---------------
Total                                                                                   9,795,254
-------------------------------------------------------------------------------------------------

AUTO COMPONENTS (3.0%)
American Axle & Mfg Holdings                                       258,500              4,908,915
ArvinMeritor                                                        25,600                466,688
Lear                                                               223,800(f)           6,608,814
Modine Mfg                                                           5,500                137,665
STRATTEC SECURITY                                                   26,256(b)           1,223,530
Superior Inds Intl                                                 189,400(f)           3,649,738
Visteon                                                            159,000(b)           1,348,320
                                                                                  ---------------
Total                                                                                  18,343,670
-------------------------------------------------------------------------------------------------

BEVERAGES (1.3%)
Coca-Cola Bottling Company Consolidated                             81,902              5,604,554
National Beverage                                                  177,530(f)           2,490,746
                                                                                  ---------------
Total                                                                                   8,095,300
-------------------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)
BioMarin Pharmaceutical                                             65,700(b)           1,076,823
Savient Pharmaceuticals                                             37,700(b)             422,617
                                                                                  ---------------
Total                                                                                   1,499,440
-------------------------------------------------------------------------------------------------

CAPITAL MARKETS (1.0%)
Knight Capital Group Cl A                                           72,800(b)           1,395,576
LaBranche & Co                                                      44,100(b,f)          433,503
Oppenheimer Holdings Cl A                                          122,972(c)           4,107,265
                                                                                  ---------------
Total                                                                                   5,936,344
-------------------------------------------------------------------------------------------------

CHEMICALS (1.5%)
Georgia Gulf                                                        15,200                293,512
Olin                                                                39,200                647,584
Pioneer Companies                                                    6,000(b)             171,960
PolyOne                                                            663,800(b)           4,978,500
Sensient Technologies                                               39,200                964,320
Spartech                                                            43,100              1,130,082
Stepan                                                              29,080                920,964
                                                                                  ---------------
Total                                                                                   9,106,922
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
COMMERCIAL BANKS (4.3%)
Bank of Hawaii                                                      60,300        $     3,253,185
Boston Private Financial Holdings                                   81,540              2,300,243
Central Pacific Financial                                           11,700                453,492
Chemical Financial                                                   5,200                173,160
Citizens Banking                                                    42,300              1,120,950
City Holding                                                        12,100                494,769
Community Bank System                                               18,500                425,500
Community Trust Bancorp                                              3,700                153,661
Cullen/Frost Bankers                                                39,510              2,205,448
First BanCorp                                                       39,800(c)             379,294
First Community Bancorp                                             20,600              1,076,762
Greater Bay Bancorp                                                 41,500              1,092,695
Hanmi Financial                                                     25,200                567,756
Independent Bank                                                    25,730                650,712
Intl Bancshares                                                     71,720              2,216,865
Mercantile Bank                                                      8,001                301,638
Nara Bancorp                                                         6,900                144,348
Pacific Capital Bancorp                                             38,900              1,306,262
Preferred Bank                                                       6,500                390,585
Republic Bancorp                                                    29,080                391,417
Republic Bancorp Cl A                                               76,460              1,918,381
Security Bank                                                        5,500                125,510
Sterling Bancshares                                                 58,500                761,670
Sterling Financial                                                   9,800                331,338
Susquehanna Bancshares                                              46,500              1,249,920
UCBH Holdings                                                       47,300                830,588
Umpqua Holdings                                                     62,240              1,831,723
United Community Banks                                              20,500                662,560
                                                                                  ---------------
Total                                                                                  26,810,432
-------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (4.5%)
ADESA                                                               37,120              1,030,080
Bowne & Co                                                          52,510                837,009
Brady Cl A                                                         115,700              4,313,295
Brink's                                                             22,310              1,426,055
CBIZ                                                                54,300(b)             378,471
Central Parking                                                     29,300                527,400
Consolidated Graphics                                                4,200(b)             248,094
Ennis                                                               35,600                870,776
Exponent                                                            38,760(b)             723,262
First Advantage Cl A                                                56,360(b)           1,294,026
IKON Office Solutions                                               91,200              1,492,944
John H Harland                                                      20,800              1,044,160
Labor Ready                                                         75,920(b)           1,391,614
Layne Christensen                                                    7,200(b)             236,376
Mac-Gray                                                           345,380(b)           4,116,929
Pike Electric                                                       68,040(b)           1,111,093
Spherion                                                            90,400(b)             671,672
Synagro Technologies                                               595,262              2,631,058
Viad                                                                26,700              1,084,020
WCA Waste                                                          346,038(b)           2,778,685
                                                                                  ---------------
Total                                                                                  28,207,019
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
COMMUNICATIONS EQUIPMENT (1.2%)
3Com                                                             1,131,000(b)     $     4,648,410
Anaren                                                              20,600(b)             365,856
ARRIS Group                                                         28,700(b)             359,037
CommScope                                                           22,600(b)             688,848
EMS Technologies                                                     5,900(b)             118,177
Oplink Communications                                               26,400(b)             542,784
Sycamore Networks                                                   19,000(b)              71,440
UTStarcom                                                           71,900(b)             629,125
                                                                                  ---------------
Total                                                                                   7,423,677
-------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.8%)
Brocade Communications Systems                                      48,300(b)             396,543
Diebold                                                            113,300              5,279,780
Hutchinson Technology                                              142,500(b)           3,358,725
Imation                                                             44,990              2,088,886
                                                                                  ---------------
Total                                                                                  11,123,934
-------------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.8%)
Comfort Systems USA                                                 17,500                221,200
Infrasource Services                                                13,700(b)             298,249
Insituform Technologies Cl A                                       182,700(b)           4,724,622
                                                                                  ---------------
Total                                                                                   5,244,071
-------------------------------------------------------------------------------------------------

CONSUMER FINANCE (0.2%)
Advanta Cl B                                                        27,200              1,186,736
-------------------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (1.2%)
AptarGroup                                                         107,550              6,349,752
Greif Cl A                                                           3,900                461,760
Myers Inds                                                          38,200                598,212
                                                                                  ---------------
Total                                                                                   7,409,724
-------------------------------------------------------------------------------------------------

DISTRIBUTORS (0.4%)
Audiovox Cl A                                                      168,688(b)           2,376,814
-------------------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (1.5%)
Coinmach Service Cl A                                              211,570              2,517,683
Coinmach Service Unit                                              121,640(d)           2,238,176
Regis                                                              114,210              4,515,863
                                                                                  ---------------
Total                                                                                   9,271,722
-------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.6%)
Financial Federal                                                   38,500              1,132,285
Medallion Financial                                                285,708              3,534,208
PICO Holdings                                                      127,050(b)           4,417,529
Prospect Energy                                                     44,063                754,799
                                                                                  ---------------
Total                                                                                   9,838,821
-------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
Alaska Communications Systems Group                                 18,600                282,534
Atlantic Tele-Network                                               62,894              1,842,794
CT Communications                                                   49,000              1,123,080
IDT                                                                120,160(b)           1,625,765
                                                                                  ---------------
Total                                                                                   4,874,173
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

238 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Small Cap Value Fund

ISSUER                                                             SHARES             VALUE(a)
ELECTRIC UTILITIES (1.9%)
Cleco                                                               47,800        $     1,205,994
Idacorp                                                             10,100                390,365
MGE Energy                                                          17,400                636,492
Reliant Energy                                                     534,000(b)           7,588,140
Sierra Pacific Resources                                            73,300(b)           1,233,639
Unisource Energy                                                    23,700                865,761
                                                                                  ---------------
Total                                                                                  11,920,391
-------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.4%)
Belden CDT                                                          14,300                558,987
General Cable                                                        4,000(b)             174,840
Regal-Beloit                                                       136,200              7,151,862
Thomas & Betts                                                       5,100(b)             241,128
Woodward Governor                                                    8,900                353,419
                                                                                  ---------------
Total                                                                                   8,480,236
-------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.7%)
Agilysys                                                            46,350                775,899
Anixter Intl                                                        20,500(b)           1,113,150
Benchmark Electronics                                                5,800(b)             141,288
Coherent                                                            12,600(b)             397,782
Ingram Micro Cl A                                                   94,400(b)           1,926,704
Insight Enterprises                                                 23,700(b)             447,219
Littelfuse                                                         137,600(b)           4,386,688
Mercury Computer Systems                                           169,000(b)           2,257,840
Methode Electronics                                                 12,600                136,458
Newport                                                             54,900(b)           1,150,155
Plexus                                                             114,600(b)           2,736,648
ScanSource                                                          18,800(b)             571,520
SYNNEX                                                               8,900(b)             195,266
Tech Data                                                           50,000(b)           1,893,500
Technitrol                                                          11,200                267,568
TTM Technologies                                                    20,000(b)             226,600
Vishay Intertechnology                                             298,200(b)           4,037,628
                                                                                  ---------------
Total                                                                                  22,661,913
-------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.2%)
Bristow Group                                                       51,470(b)           1,857,552
CHC Helicopter Cl A                                                124,270(c)           2,622,097
Hornbeck Offshore Services                                          10,500(b)             374,850
Input/Output                                                        29,000(b)             395,270
Oil States Intl                                                     37,200(b)           1,198,956
Trico Marine Services                                               29,600(b)           1,133,976
                                                                                  ---------------
Total                                                                                   7,582,701
-------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.7%)
Casey's General Stores                                             253,750              5,975,812
Ingles Markets Cl A                                                 11,000                327,690
Longs Drug Stores                                                   25,000              1,059,500
Pantry                                                               3,400(b)             159,256
Performance Food Group                                              80,210(b)           2,217,004
Ruddick                                                             65,030              1,804,583
Spartan Stores                                                       9,500                198,835
Topps                                                               60,800                541,120
Village Super Market Cl A                                           53,797              4,599,106
                                                                                  ---------------
Total                                                                                  16,882,906
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
FOOD PRODUCTS (2.9%)
American Dairy                                                      73,900(b,f)   $     1,463,220
Darling Intl                                                       224,630(b)           1,237,711
Flowers Foods                                                        3,900                105,261
Imperial Sugar                                                      10,700                259,047
Industrias Bachoco ADR                                             222,008(c)           6,438,232
J & J Snack Foods                                                   69,470              2,876,058
Maui Land & Pineapple                                               19,660(b)             666,867
Omega Protein                                                      161,970(b)           1,252,028
Ralcorp Holdings                                                     6,600(b)             335,874
Reddy Ice Holdings                                                  34,030                878,655
Zapata                                                             304,450(b)           2,131,150
                                                                                  ---------------
Total                                                                                  17,644,103
-------------------------------------------------------------------------------------------------

GAS UTILITIES (0.2%)
Laclede Group                                                       29,500              1,033,385
Northwest Natural Gas                                                6,600                280,104
Piedmont Natural Gas                                                 7,200                192,600
Southern Union                                                           1                     27
                                                                                  ---------------
Total                                                                                   1,506,116
-------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.1%)
Greatbatch                                                          24,000(b)             646,080
-------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.6%)
AMERIGROUP                                                          30,000(b)           1,076,700
AmSurg                                                              12,700(b)             292,100
Emergency Medical
   Services LP Cl A                                                137,830(b)           2,891,673
Genesis HealthCare                                                 134,000(b)           6,328,820
LCA-Vision                                                          48,730              1,674,363
MedCath                                                             22,000(b)             601,920
Molina Healthcare                                                   14,800(b)             481,148
Owens & Minor                                                       90,450              2,828,372
                                                                                  ---------------
Total                                                                                  16,175,096
-------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (4.5%)
Benihana Cl A                                                       37,850(b)           1,161,995
Canterbury Park Holding                                             51,790                709,523
CBRL Group                                                         109,970              4,922,256
Centerplate Unit                                                    74,130(d,f)         1,408,470
Frisch's Restaurants                                                82,425              2,423,295
Interstate Hotels & Resorts                                        366,250(b)           2,732,225
Intl Speedway Cl A                                                  24,630              1,257,115
Isle of Capri Casinos                                               59,320(b)           1,576,726
Jack in the Box                                                     24,900(b)           1,519,896
Lodgian                                                            149,300(b)           2,030,480
Luby's                                                              13,100(b)             142,659
Marcus                                                               8,300                212,314
Morgans Hotel Group                                                 87,046(b)           1,473,689
Nathan's Famous                                                      5,900(b)              84,724
Pinnacle Entertainment                                               9,400(b)             311,516
Ruby Tuesday                                                        40,800              1,119,552
Speedway Motorsports                                               116,040              4,455,936
                                                                                  ---------------
Total                                                                                  27,542,371
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
HOUSEHOLD DURABLES (2.2%)
Avatar Holdings                                                     12,100(b)     $       978,285
California Coastal
   Communities                                                     165,640(b)           3,552,978
Champion Enterprises                                               406,500(b)           3,804,840
Ethan Allen Interiors                                               26,100                942,471
Furniture Brands Intl                                               52,300                848,829
Helen of Troy                                                      139,400(b,c)         3,381,844
Tarragon                                                            13,200                160,644
                                                                                  ---------------
Total                                                                                  13,669,891
-------------------------------------------------------------------------------------------------

INSURANCE (3.4%)
21st Century
   Insurance Group                                                 136,800              2,414,520
Alleghany                                                            5,720(b)           2,079,792
American Natl Insurance                                             35,700              4,073,727
American Physicians Capital                                         21,450(b)             858,858
Commerce Group                                                      43,300              1,288,175
Delphi Financial Group Cl A                                          2,400                 97,104
Hilb Rogal & Hobbs                                                  49,760              2,095,891
LandAmerica Financial Group                                         43,240              2,728,876
Midland                                                              4,890                205,136
NYMAGIC                                                             22,260                814,716
Odyssey Re Holdings                                                 16,200                604,260
Ohio Casualty                                                       47,100              1,404,051
Presidential Life                                                    7,800                171,210
Quanta Capital Holdings                                            689,300(b,c)         1,481,995
Unitrin                                                             16,230                813,285
Zenith Natl Insurance                                                3,700                173,567
                                                                                  ---------------
Total                                                                                  21,305,163
-------------------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
FTD Group                                                           34,300(b)             613,627
Systemax                                                            18,100(b)             315,845
                                                                                  ---------------
Total                                                                                     929,472
-------------------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.7%)
Interwoven                                                          22,900(b)             335,943
NIC                                                                117,420(b)             583,577
RealNetworks                                                        91,900(b)           1,005,386
United Online                                                      110,010              1,460,933
Vignette                                                            59,200(b)           1,010,544
                                                                                  ---------------
Total                                                                                   4,396,383
-------------------------------------------------------------------------------------------------

IT SERVICES (1.5%)
Cass Information Systems                                            52,587              1,902,598
Ciber                                                               32,700(b)             221,706
Forrester Research                                                   4,500(b)             121,995
MAXIMUS                                                            136,800              4,210,704
MPS Group                                                           70,100(b)             994,018
Perot Systems Cl A                                                  38,100(b)             624,459
Sykes Enterprises                                                   57,900(b)           1,021,356
                                                                                  ---------------
Total                                                                                   9,096,836
-------------------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (1.0%)
Arctic Cat                                                          18,500                325,415
Brunswick                                                          106,300              3,390,970
Callaway Golf                                                       98,940              1,425,725
Head                                                               139,000(b,c)           514,300
Oakley                                                              16,900                339,014
                                                                                  ---------------
Total                                                                                   5,995,424
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 239

RiverSource VP - Small Cap Value Fund

ISSUER                                                             SHARES             VALUE(a)
LIFE SCIENCES TOOLS & SERVICES (0.4%)
Invitrogen                                                          28,920(b)     $     1,636,583
Molecular Devices                                                   29,500(b)             621,565
                                                                                  ---------------
Total                                                                                   2,258,148
-------------------------------------------------------------------------------------------------

MACHINERY (4.3%)
EnPro Inds                                                          21,200(b)             704,052
Flowserve                                                           82,400(b)           4,158,728
FreightCar America                                                  12,400                687,580
Harsco                                                              54,500              4,147,450
IDEX                                                                89,600              4,247,936
Kaydon                                                             136,100              5,408,614
Mueller Inds                                                        32,300              1,023,910
Terex                                                               97,500(b)           6,296,549
                                                                                  ---------------
Total                                                                                  26,674,819
-------------------------------------------------------------------------------------------------

MARINE (0.6%)
Kirby                                                              106,800(b)           3,645,084
TBS Intl Cl A                                                       38,641(b,c)           337,722
                                                                                  ---------------
Total                                                                                   3,982,806
-------------------------------------------------------------------------------------------------

MEDIA (1.9%)
Belo Cl A                                                           41,800                768,284
Interactive Data                                                    16,200                389,448
Lee Enterprises                                                      9,600                298,176
Media General Cl A                                                  26,500                985,005
Meredith                                                            61,240              3,450,874
RCN                                                                 21,100(b)             636,165
Valassis Communications                                            306,500(b)           4,444,250
Value Line                                                          16,886                767,469
                                                                                  ---------------
Total                                                                                  11,739,671
-------------------------------------------------------------------------------------------------

METALS & MINING (4.2%)
AK Steel Holding                                                   581,700(b)           9,830,730
AM Castle & Co                                                      14,400                366,480
Century Aluminum                                                   121,800(b)           5,438,370
Chaparral Steel                                                     10,400                460,408
Gibraltar Inds                                                       7,500                176,325
Metal Management                                                    17,800                673,730
Quanex                                                              10,250                354,548
Steel Dynamics                                                      36,800              1,194,160
Stillwater Mining                                                  595,000(b)           7,431,550
                                                                                  ---------------
Total                                                                                  25,926,301
-------------------------------------------------------------------------------------------------

MULTILINE RETAIL (1.9%)
99 Cents Only Stores                                                22,900(b)             278,693
Big Lots                                                            13,900(b)             318,588
Dillard's Cl A                                                     193,700              6,773,689
Dollar General                                                     267,200              4,291,232
                                                                                  ---------------
Total                                                                                  11,662,202
-------------------------------------------------------------------------------------------------

MULTI-UTILITIES (0.2%)
PNM Resources                                                       45,300              1,408,830
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
OIL, GAS & CONSUMABLE FUELS (3.5%)
Barnwell Inds                                                       53,910        $     1,291,145
Callon Petroleum                                                    32,400(b)             486,972
Chesapeake Energy                                                  129,400              3,759,070
Cimarex Energy                                                       3,687                134,576
Eastern American Natural Gas                                        39,500              1,109,160
Encore Acquisition                                                 122,200(b)           2,997,566
Evolution Petroleum                                                212,480(b)             637,440
EXCO Resources                                                     173,700(b)           2,937,267
Harvest Natural Resources                                           71,300(b)             757,919
Holly                                                                5,600                287,840
Houston Exploration                                                 47,130(b)           2,440,391
Petrohawk Energy                                                    12,900(b)             148,350
Stone Energy                                                        48,909(b)           1,728,933
TC Pipelines LP                                                     37,240              1,340,640
USEC                                                               122,000(b)           1,551,840
Western Refining                                                    12,000                305,520
                                                                                  ---------------
Total                                                                                  21,914,629
-------------------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.2%)
Domtar                                                             708,000(c)           5,975,520
Glatfelter                                                          81,890              1,269,295
Schweitzer-Mauduit Intl                                              7,600                197,980
                                                                                  ---------------
Total                                                                                   7,442,795
-------------------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.3%)
NBTY                                                                28,500(b)           1,184,745
Parlux Fragrances                                                   37,260(b)             207,538
Prestige Brands Holdings                                            22,600(b)             294,252
                                                                                  ---------------
Total                                                                                   1,686,535
-------------------------------------------------------------------------------------------------

PHARMACEUTICALS (0.2%)
Alpharma Cl A                                                       12,600                303,660
Sciele Pharma                                                       47,000(b)           1,128,000
                                                                                  ---------------
Total                                                                                   1,431,660
-------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (2.6%)
Arbor Realty Trust                                                  26,000                782,340
Ashford Hospitality Trust                                           75,400                938,730
Capital Trust Cl A                                                   4,300                214,742
Crescent Real Estate Equities                                       16,400                323,900
Deerfield Triarc Capital                                            78,800              1,334,084
DiamondRock Hospitality                                             28,600                515,086
Extra Space Storage                                                 20,600                376,156
FelCor Lodging Trust                                                50,100              1,094,184
Franklin Street Properties                                          14,900                313,645
Highland Hospitality                                                74,300              1,058,775
Inland Real Estate                                                  51,300                960,336
Innkeepers USA Trust                                                64,500                999,750
Investors Real Estate Trust                                         41,100                421,686
Kite Realty Group Trust                                             16,000                297,920
LaSalle Hotel Properties                                            29,100              1,334,235
Natl Health Investors                                                6,500                214,500
Natl Retail Properties                                              14,200                325,890

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
Omega Healthcare Investors                                          37,900        $       671,588
Parkway Properties                                                  12,000                612,120
Ramco-Gershenson Properties Trust                                    6,600                251,724
Realty Income                                                       21,100                584,470
Redwood Trust                                                        3,100                180,048
Resource Capital                                                    12,000                203,400
Spirit Finance                                                      96,700              1,205,849
Winston Hotels                                                      43,400                575,050
                                                                                  ---------------
Total                                                                                  15,790,208
-------------------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.8%)
Affordable Residential Communities LP                               15,400(b)             179,410
Gyrodyne Company of America                                         20,097(b)           1,241,392
MI Developments Cl A                                               100,500(c)           3,587,850
Wellsford Real Properties                                            9,500(b)              71,440
                                                                                  ---------------
Total                                                                                   5,080,092
-------------------------------------------------------------------------------------------------

ROAD & RAIL (2.2%)
Arkansas Best                                                        3,100                111,600
Covenant Transport Cl A                                             77,800(b)             886,920
Laidlaw Intl                                                       177,060              5,387,936
Marten Transport                                                    95,680(b)           1,753,814
Saia                                                                33,400(b)             775,214
Swift Transportation                                               134,400(b)           3,530,688
YRC Worldwide                                                       36,960(b)           1,394,501
                                                                                  ---------------
Total                                                                                  13,840,673
-------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.3%)
Advanced Energy Inds                                                57,000(b)           1,075,590
Cirrus Logic                                                        80,300(b)             552,464
Cymer                                                                7,700(b)             338,415
Integrated Silicon Solution                                        182,800(b)           1,051,100
Semiconductor Mfg Intl ADR                                         985,400(b,c)         6,345,976
Spansion Cl A                                                      461,800(b,f)         6,862,348
TriQuint Semiconductor                                             830,587(b)           3,737,642
Zoran                                                               22,800(b)             332,424
                                                                                  ---------------
Total                                                                                  20,295,959
-------------------------------------------------------------------------------------------------

SOFTWARE (1.5%)
Aspen Technology                                                    15,200(b)             167,504
Manhattan Associates                                                39,500(b)           1,188,160
Mentor Graphics                                                    389,100(b)           7,015,473
OPNET Technologies                                                   8,400(b)             121,380
TIBCO Software                                                      62,300(b)             588,112
Ulticom                                                             13,800(b)             132,342
                                                                                  ---------------
Total                                                                                   9,212,971
-------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (2.1%)
Asbury Automotive Group                                             23,400                551,304
Barnes & Noble                                                     105,130              4,174,712
Charming Shoppes                                                    25,300(b)             342,309
Dress Barn                                                          11,800(b)             275,294
Group 1 Automotive                                                  15,600                806,832
Guitar Center                                                       22,960(b)           1,043,762
Haverty Furniture Companies                                         44,300                655,640
Men's Wearhouse                                                    126,450              4,837,977
                                                                                  ---------------
Total                                                                                  12,687,830
-------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

240 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Small Cap Value Fund

ISSUER                                                             SHARES             VALUE(a)
TEXTILES, APPAREL & LUXURY GOODS (0.9%)
Hampshire Group                                                     85,340(b)     $     1,414,084
Kellwood                                                            36,400              1,183,728
K-Swiss Cl A                                                        34,300              1,054,382
Lazare Kaplan Intl                                                 134,320(b)           1,336,484
Wolverine World Wide                                                12,700                362,204
                                                                                  ---------------
Total                                                                                   5,350,882
-------------------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.7%)
Astoria Financial                                                   64,030              1,931,145
BankAtlantic Bancorp Cl A                                           47,020                649,346
BankUnited Financial Cl A                                           41,100              1,149,156
BFC Financial Cl A                                                 218,422(b)           1,395,717
Corus Bankshares                                                    46,100(f)           1,063,527
Federal Agricultural Mtge Cl C                                       4,600                124,798
FirstFed Financial                                                  20,400(b)           1,366,188
Fremont General                                                     53,000                859,130
ITLA Capital                                                         3,900                225,849
Ocwen Financial                                                     65,600(b)           1,040,416
TierOne                                                             27,300                862,953
Willow Financial Bancorp                                             9,200                137,264
                                                                                  ---------------
Total                                                                                  10,805,489
-------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                             SHARES             VALUE(a)
TRADING COMPANIES & DISTRIBUTORS (1.0%)
Applied Industrial
   Technologies                                                     34,800        $       915,588
BlueLinx Holdings                                                   37,900                394,160
Houston Wire & Cable                                                28,600(b,f)           597,740
NuCO2                                                              170,320(b)           4,188,169
                                                                                  ---------------
Total                                                                                   6,095,657
-------------------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (--%)
Sea Containers Cl A                                                 61,000(b,c)            43,005
-------------------------------------------------------------------------------------------------

WATER UTILITIES (0.3%)
SJW                                                                 52,390              2,030,636
-------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
USA Mobility                                                        26,700                597,279
-------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $506,886,794)                                                              $   572,680,584
-------------------------------------------------------------------------------------------------

OTHER (0.1%)

ISSUER                                                             SHARES             VALUE(a)
Affordable Residential Communities LP Rights                        15,400(b)     $        13,603
Air France-KLM ADR Warrants                                         51,500(b,c,h)         547,445
-------------------------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $--)                                                                       $       561,048
-------------------------------------------------------------------------------------------------

MONEY MARKET FUND (10.1%)(G)

                                                                   SHARES             VALUE(a)
RiverSource Short-Term Cash Fund                                62,517,146(e)     $    62,517,146
-------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $62,517,146)                                                               $    62,517,146
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $569,403,940)(i)                                                           $   635,758,778
-------------------------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2006, the value of foreign securities represented 6.2% of net assets.

(d) An Income Deposit Security (IDS) also known as an enhanced income security (EIS), is an exchange-traded security composed of both an issuer's common shares and its subordinated notes. The holder of the IDS may receive dividends from the common stock and interest income from the debt instrument.

(e)   Affiliated Money Market Fund -- See Note 10 to the financial statements.

(f) At Dec. 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(g) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 2.7% of net assets. See
      Note 6 to the financial statements. 7.4% of net assets is the Fund's cash equivalent position.

(h)   Identifies issues considered to be illiquid as to their marketability
      (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's
      Board of Directors. Information concerning such security holdings at Dec. 31, 2006, is as follows:

      SECURITY                          ACQUISITION                       COST
                                           DATES
      --------------------------------------------------------------------------
      Air France-KLM ADR Warrants         05-05-04                         $--

(i) At Dec. 31, 2006, the cost of securities for federal income tax purposes was $570,584,357 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $ 82,065,228
      Unrealized depreciation                                       (16,890,807)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                  $ 65,174,421
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT 241

RiverSource Variable Portfolio Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by RiverSource Distributors, Inc. Member NASD. Insurance and Annuities are issued by RiverSource Life Insurance Company.

S-6466 AA (3/07)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fund - Related Fees(1),(2)

(a) Audit Fees. The fees paid for the periods represented below, to KPMG LLP for professional services rendered for the audits of the annual financial statements for RiverSource Variable Portfolio - Managers Series, Inc. were as follows:

         Period ended Dec. 31, 2006:     Year ended Aug. 31, 2006:     Year ended Aug. 31, 2005:
                  $60,000;                        $29,600;                     $37,300

(b) Audit - Related Fees. The fees paid for the periods represented below, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for RiverSource Variable Portfolio - Managers Series, Inc. were as follows:

         Period ended Dec. 31, 2006:     Year ended Aug. 31, 2006:     Year ended Aug. 31, 2005:
                   None;                           $148;                        $78

(c) Tax Fees. The fees paid for the periods represented below, to KPMG LLP for tax compliance related services for RiverSource Variable Portfolio - Managers Series, Inc. were as follows:

         Period ended Dec. 31, 2006:     Year ended Aug. 31, 2006:     Year ended Aug. 31, 2005:
                   None;                          $4,661;                       $4,250

(d) All Other Fees. The fees paid for the periods represented below, to KPMG LLP for additional professional services rendered for RiverSource Variable Portfolio - Managers Series, Inc. were as follows:

         Period ended Dec. 31, 2006:     Year ended Aug. 31, 2006:     Year ended Aug. 31, 2005:
                   None;                          $361;                         $64

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2006 and 2005 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the periods represented below, by the registrant for non-audit services to KPMG LLP were as follows:

         Period ended Dec. 31, 2006:     Year ended Aug. 31, 2006:     Year ended Aug. 31, 2005:
                 $22,900;                         $34,522;                     $91,314

         The fees paid for the periods represented below, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

         Period ended Dec. 31, 2006:     Year ended Aug. 31, 2006:     Year ended Aug. 31, 2005:
                 $22,900;                         $29,500;                     $87,000

(h) 100% of the services performed for item (g) above during 2006 and 2005 were pre-approved by the audit committee.

(1) Year ended Aug. 31, 2005 represents bills paid 9/1/04 - 8/31/05
    Year ended Aug. 31, 2006 represents bills paid 9/1/05 - 8/31/06
    Period ended Dec. 31, 2006 represents bills paid 9/1/06 - 12/31/06
(2) The By-Laws of each Fund were amended on April 13, 2006, changing their fiscal year end from Aug. 31 to Dec. 31, effective Dec. 31, 2006.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)            RiverSource Variable Portfolio - Managers Series, Inc.





By                                 /s/ Patrick T. Bannigan
                                   -----------------------
                                       Patrick T. Bannigan
                                       President and Principal Executive Officer

Date                                   March 6, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.





By                                 /s/ Patrick T. Bannigan
                                   -----------------------
                                       Patrick T. Bannigan
                                       President and Principal Executive Officer

Date                                   March 6, 2007





By                                 /s/ Jeffrey P. Fox
                                   -----------------------
                                       Jeffrey P. Fox
                                       Treasurer and Principal Financial Officer

Date                                   March 6, 2007